UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-4415

COLLEGE RETIREMENT EQUITIES FUND
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Lisa Snow, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

2004 ANNUAL REPORT

COLLEGE RETIREMENT EQUITIES FUND DECEMBER 31, 2004 Audited financial statements including summary portfolios of investments

Stock	Equity Index

Growth	Bond Market

Global Equities	Social Choice

Money Market	Inflation-Linked Bond

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PERFORMANCE OVERVIEW AS OF 12/31/2004

		Average annual compound rates
		of total return
	Inception				Since
	date	1 year	5 years	10 years	inception

EQUITIES
CREF Stock	8/1/1952	13.03%	–1.39%	10.64%	10.54%
CREF Global Equities	5/1/1992	13.49	–4.35	8.02	9.03
CREF Equity Index	4/29/1994	11.55	–1.48	11.68	11.25
CREF Growth	4/29/1994	6.25	–10.27	8.35	8.26

EQUITIES & FIXED INCOME
CREF Social Choice	3/1/1990	9.02	2.49	10.72	10.39

FIXED INCOME
CREF Bond Market	3/1/1990	4.17	7.60	7.50	7.65
CREF Inflation-Linked Bond	5/1/1997	8.01	10.41	—	7.79

CREF Money Market*	4/1/1988	1.02	2.71	4.05	4.82

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 12/31/2004)		(7-day period ended 12/28/2004)
	Effective			Current	Effective
CREF Bond Market	3.90%	CREF Money Market*		1.84%	1.85%

*	As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

A better way to keep track of your investments

If you received this report by e-delivery, it has reached you faster than ever before. In addition, you now have the option of saving it electronically. That way, if you want to refer to it a month or a year from now, you can access it quickly on your computer.

     If you did not receive this report electronically, you can sign up for e-delivery at www.tiaa-cref.org/howto/edelivery.html. It takes only a few minutes and will enable you to get future reports as soon as they are completed, rather than waiting for them to be printed, bound and delivered by mail.

     We want to remind you that, beginning with the 2004 Semiannual Report, which was published at the end of August, our financial reports list each account’s 50 largest holdings or any holding that constitutes more than 1% of an account’s investment portfolio. A complete list of each account’s holdings is on file with the Securities and Exchange Commission. To obtain this information, please see details on page four. On page six, we have added a risk glossary to help you better understand the risks of each CREF account.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any account before investing. Please visit the Web Center at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to CREF participants	2	Report of management responsibility	41

More information for CREF participants	4	Report of the audit committee	42

Special terms	5	Summary portfolios of investments	43

Understanding investment risk	6	Financial statements
		Statements of assets and liabilities	80
Important information about expenses	8	Statements of operations	83
Account performance		Statements of cash flows	86
Stock Account	9	Statements of changes in net assets	87
Growth Account	13	Notes to financial statements	93
Global Equities Account	17	Report of independent registered
Money Market Account	21	public accounting firm	110
Equity Index Account	25
Bond Market Account	29	Additional information	111
Social Choice Account	33
Inflation-Linked Bond Account	37	Management	114

		How to reach us	Inside back cover

Report to CREF participants

Both U.S. and foreign stocks posted double-digit returns during 2004, with most of their advance occurring during a year-end rally. The Russell 3000® Index, which tracks the broad U.S. market, was up 11.95% . The MSCI EAFE® Index, which tracks stocks in 21 developed nations, excluding the United States, gained 20.25% in dollar terms.

     During the first three quarters of 2004, lofty stock valuations were making investors cautious, while higher interest rates and the rising price of oil threatened the pace of economic growth in the United States and among its chief trading partners. Inflation fears during the second quarter caused the largest quarterly decline in the return of 10-year Treasury notes in a decade. As of September 30, 2004, the Russell 3000 had gained only 1.62% and the EAFE 4.27% .

In 2004, 85% of the Russell 3000’s return
occurred in the fourth quarter.

     When oil prices backed off their late-October highs and earnings at U.S. companies soared, these encouraging signs set off a vigorous rally. Driven by strong performance in the financial, technology and health care sectors, the Russell 3000 Index returned 10.16% for the fourth quarter and 11.95% for the year, producing gains in consecutive years for the first time since 1999. Bonds rallied too, and 10-year Treasuries ended the year with a return of 5.1% .

     The stocks of the Russell 3000 have now produced an average annual return of 12.00% over the last ten years, while the Lehman Brothers U.S. Aggregate Index, which tracks the broad investment-grade bond market, has posted an average return of 7.71% during the same period. But, as the most recent year demonstrated, underlying market movements are far from smooth. In 2004, 85% of the Russell 3000’s return occurred in the fourth quarter.

     Such performance underscores the need for a long-term investor to remain fully invested at all times. Money managers who maintained sizable cash holdings during the fourth quarter risked missing the year’s largest gains.

     CREF’s commitment to being fully invested and our consistent approach enabled three of our four accounts that invest solely in equities to post higher returns than the average peer account in their respective Morningstar categories. They also stacked up well against their benchmarks.

     The CREF Stock Account returned 13.03%, ending the year slightly below the 13.67% return of its composite benchmark but well ahead of the broad domestic stock market.

2   | 2004 Annual Report     College Retirement Equities Fund

Scott C. Evans
Executive Vice President and
Chief Investment Officer

     The CREF Growth Account posted a return of 6.25%, closely tracking the 6.30% return of the Russell 1000® Growth Index. The CREF Global Equities Account gained 13.49%, trailing the 14.72% return of the MSCI World IndexSM. The CREF Social Choice Account, whose portfolio includes both stocks and bonds, returned 9.02%, topping the 8.90% gain in its composite benchmark.

     The CREF Bond Market Account returned 4.17%, versus 4.34% for the Lehman Brothers U.S. Aggregate Index, and the CREF Inflation-Linked Bond Account returned 8.01%, versus 8.46% for the Lehman Brothers TIPS Index. The Federal Reserve’s five increases in short-term interest rates lifted money market rates during the second half of the year, and the CREF Money Market Account posted a return of 1.02% .

     While CREF benefited by remaining true to its investment objectives during the past year, we have enhanced the methods used to achieve them. In 2004 we conducted a comprehensive strategic review to evaluate the organizational structure of our investment operations. As a result, we made a number of changes to improve the collaboration among our investment managers and with other parts of TIAA-CREF.

     We also made several key appointments within the investment area, including the choice of Susan Ulick as head of Equity Investments. She now oversees the management of all equity investments, including research, analysis and trading. Her depth of experience, as previous head of equity research at CREF, enabled us to make further improvements in our investment management process.

     In our efforts to add value in each of our investment offerings, we will continue to ensure that our investment group has the structure and resources to help meet the demands of today’s complex marketplace.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President and
Chief Investment Officer

College Retirement Equities Fund    2004 Annual Report | 3

More information for CREF participants

Portfolio listings

SEC rules intended to provide investors with more meaningful information about account performance allow investment companies to list the top holdings of each account in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of CREF’s holdings (called “CREF Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2004) in the following ways:

  by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or

  by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended December 31, 2004, and for other reporting periods, you can also obtain a complete listing of CREF’s holdings on Form N-CSR (for periods ended either June 30 or December 31) or on Form N-Q (for the most recently completed fiscal quarter, either March 31 or September 30):

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or

  at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).
Proxy voting

CREF’s ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org, or on the SEC Web site at www.sec.gov. You can also call us at 800 842-2776 to request a free copy. A report of how the accounts voted during the twelve months ended June 30, 2004, can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 842-2776.

Account management

The CREF accounts are managed by the portfolio management teams of TIAA-CREF Investment Management, LLC, whose members are responsible for the day-to-day operations of the accounts.

4   | 2004 Annual Report    College Retirement Equities Fund

Special terms

Agency securities are bonds issued by U.S. government entities such as the Federal National Mortgage Association (Fannie Mae).

Annuities are designed for retirement savings or for other long-term goals. They offer several payment options, including lifetime income. Payments from variable annuities are not guaranteed, and the payment amounts will rise or fall depending on investment returns.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, used to compare the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a variable annuity. The amount is expressed as a percentage of the account’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding refers to an account’s investment in a security that is larger, in percentage terms, than that security’s percentage of a benchmark, in terms of market capitalization. Account managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of variable annuities with a similar objective whose performance is compared with the performance of a single mutual fund or variable annuity.

Relative performance is the return of a variable annuity in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed income”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the account’s holdings.

Underweight holding refers to an account’s investment in a security that is smaller, in percentage terms, than that security’s percentage of a benchmark, in terms of market capitalization. Account managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. S&P 500 Index is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

College Retirement Equities Fund    2004 Annual Report | 5

 Understanding investment risk

All investing involves an element of risk. For example, ordinary Treasury bonds, whose principal and interest are guaranteed by the U.S. government, are generally considered among the safest of investments. Even so, in periods of high inflation, owners of these bonds run the risk that the purchasing power of their principal and interest may erode over time.

     Some kinds of risk apply to all investments; others affect only particular types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market and economic conditions; this is referred to as “market risk.” On the other hand, the risk that a company may be unable to pay principal and interest on its bonds, which is termed “credit risk,” clearly applies to bonds but not to stocks.

     In general, an account that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual account operates may subject it to additional risks. An account that invests in bonds is subject to market risk, interest rate risk, credit risk and income risk, and, as with stocks, operating in certain parts of the market may involve special risks. For a full explanation of the accounts’ risks, please see the prospectus.

     The glossary below describes the general investment risks mentioned above, as well as the special risks noted under the heading “Special investment risks” in the discussion of each account. We hope it will help you make the investment choices best suited to your financial situation and risk tolerance.

Company risk (often called financial risk) is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Foreign investment risks are the risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging markets.

Growth investing risk is the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income risk is the risk that falling interest rates will cause an account’s income to decline.

6   | 2004 Annual Report    College Retirement Equities Fund

Index risk is the risk that an account’s performance will not match its index for any period of time. Although an account may attempt to closely track the investment performance of its benchmark index, it may not duplicate the composition of this index. In addition, the account’s performance, unlike that of its index, is affected by investment and other expenses.

Interest rate risk is the risk that bond or stock prices overall may decline when interest rates rise.

Large-cap risk is the risk that an account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all.

Liquidity risk is the risk that a particular investment may be difficult to sell and therefore unable to be sold for its fair market value.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment and extension risk is the risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Small/mid-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

Special risk of inflation-indexed bonds is the risk that the market values of these bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return, above the inflation rate).

Special risk of socially screened investing is the possibility that, because its social screens exclude some investments, an account may not be able to take advantage of the same opportunities or market trends as accounts that do not use such criteria.

College Retirement Equities Fund    2004 Annual Report | 7

 Important information about expenses
DISCLOSURE

As a participant in any of the CREF accounts, you incur only one of two potential types of costs.

  You incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

  However, you do incur ongoing costs, including investment advisory fees, administrative expenses, distribution (12b-1) fees, and mortality and expense risk charges.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each account. The examples are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004.

Actual expenses

The first line in each table uses the account’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your beginning accumulation by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical account values and hypothetical expenses based on the account’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the account’s actual return.

     Do not use the hypothetical account values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual account with the ongoing costs of other variable annuity accounts and mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other accounts or funds.

8   | 2004 Annual Report       College Retirement Equities Fund

 CREF Stock Account  |   U.S. and foreign stock
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Stock Account returned 13.03% for the year, versus the 13.67% return of its composite benchmark, a weighted average of the Russell 3000® and the MSCI EAFE®+Canada indexes. The account’s return surpassed the 8.78% average return of similar variable annuities, as measured by the Morningstar Large Blend (VA) category, which tracked 2,896 variable annuities during 2004.

Rally revives stalled global markets

After generating hefty gains in 2003, both U.S. and foreign stocks produced mediocre returns during the first two quarters of 2004. In the third quarter, the Russell 3000 lost 1.90%, and the EAFE+Canada index rose a meager 0.19% as investors worried about rising oil prices.

     In the fourth quarter, oil prices tumbled from their late-October peak of over $55 a barrel, and global stock markets rallied. The Russell 3000 gained 10.16% in the quarter, while the EAFE+Canada index rose 15.15% . Surging values of the euro, pound and yen versus the dollar magnified the gains of foreign stocks for U.S. investors.

U.S. segment performs in line
with the market

The U.S. component of the account closely tracked the Russell 3000. Overweight holdings that helped relative performance included insurers Aetna and Wellpoint (formerly Anthem) and agricultural-supply giant Monsanto. An underweight position in Intel also added value.

     These contributions were more than offset by the negative effects of overweights in other stocks, including semiconductor manufacturer Novellus and data storage company Emulex. Slight underweights in Apple Computer and AT&T Wireless also hurt relative performance.

Foreign returns versus the benchmark

Returns in the foreign segment lagged the MSCI EAFE+Canada Index due to a number of overweight holdings that did not perform as anticipated, including Japanese car-maker Nissan, Dutch insurer Aegon and British Sky Broadcasting Group. Underweight holdings in British Petroleum and Swedish wireless phone maker Ericsson also detracted from performance.

     Positive contributions came from overweights in French construction and engineering firm Vinci and German power company E.ON, as well as from an underweight in British pharmaceutical company AstraZeneca. Returns were also helped by positions in French chemical company Rhodia and Spanish energy company Enagás, two stocks not listed in the index.

College Retirement Equities Fund       2004 Annual Report | 9

 CREF Stock Account  |   U.S. and foreign stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks including foreign investment risks, large-cap risk and small/mid-cap risk. For a further discussion of risk, please see page six.

The account’s benchmark

The account’s benchmark is a composite index weighted daily to reflect the relative sizes of the domestic and foreign segments. As of December 31, 2004, 78.8% of the benchmark’s return came from the performance of the Russell 3000® Index, an index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The remaining portion came from the performance of the MSCI Europe, Australasia and Far East (EAFE)®+Canada Index, which represents foreign stock markets and tracks approximately 1,100 issues in 22 developed countries excluding the United States. You cannot invest directly in these indexes.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
	1 year	5 years	10 years	5 years	10 years

CREF Stock Account	13.03%	–1.39%	10.64%	–6.78%	175.03%

Benchmarks:
Russell 3000 Index[1]	11.95	–1.16	12.00	–5.68	210.89
MSCI EAFE+Canada Index[2]	20.38	–0.70	5.97	–3.46	78.67
CREF Composite Benchmark	13.67	–1.00	11.22	–4.89	189.81

Peer groups:
Morningstar Large Blend (VA)	8.78	–3.43	9.15	–16.03	140.09
Morningstar Foreign Large Blend (VA)	15.47	–5.13	5.00	–23.15	62.83

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company.
[2]	From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. CREF adopted the “provisional” version on July 1, 2001, and the returns shown above include “provisional” data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

10   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $27,503 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmarks during the same period.

Calendar year total returns

Best quarter: 21.56%, for the quarter ended December 31, 1998
Worst quarter: –17.44%, for the quarter ended September 30, 2002

College Retirement Equities Fund       2004 Annual Report | 11

 CREF Stock Account  |  U.S. and foreign stocks
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Stock Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,092.60	$2.10
5% annual hypothetical return	$1,000.00	$1,022.95	$2.04

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.40%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio breakdown by company size

Percent of
Capitalization as of 12/31/2004	net assets

Large: over $5 billion	80.93
Middle: $1 billion–$5 billion	14.40
Small: under $1 billion	4.67

Total	100.00

Account facts

Inception date	8/1/1952
Net assets (12/31/2004)	$110.78 billion

Diversification among world markets

Percent of
Country	invested assets

United States	78.7
United Kingdom	4.6
Japan	4.1
France	2.2
Switzerland	1.6
Germany	1.5
31 other nations	7.3

Total	100.0

12   | 2004 Annual Report       College Retirement Equities Fund

 CREF Growth Account  |   Large-cap growth stocks
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Growth Account returned 6.25% for the year, performing in line with the 6.30% return of the account’s benchmark, the Russell 1000® Growth Index, but trailing the 7.08% average return of similar variable annuities, as measured by the Morningstar Large Growth (VA) category. The Morningstar category tracked 3,918 variable annuities during 2004.

Growth underperforms value

During 2004, U.S. stock investors favored large-cap value stocks over their growth counterparts, marking the fifth consecutive year that value led growth in the large-cap category. The predominantly large-cap Russell 1000 Value Index posted a 16.49% return for the year. Its strong performance relative to that of the Russell 1000 Growth Index was a sharp contrast to last year, when the 29.75% return of large-cap growth stocks nearly matched the 30.03% return of large-cap value issues.

     Most of the year’s gains occurred in the fourth quarter. In fact, the Russell 1000 Growth Index was in negative territory as of September 30. A year-end rally lifted large-cap stocks along with the rest of the market. During the fourth quarter, the Russell 1000 Growth Index jumped 9.17%, while the Russell 1000 Value Index climbed 10.38%.

     Among growth stocks, the Russell 1000 Growth Index lagged both the 14.31% return of the small-cap Russell 2000® Growth Index and the 15.48% return of the Russell Midcap® Growth Index.

Account contributors and detractors

Performance relative to the benchmark’s was helped by overweight holdings in many stocks that outperformed the benchmark, including Starwood Hotels & Resorts, eBay, St. Jude Medical and Aetna. A position in agricultural-supply giant Monsanto, a stock not held in the benchmark, was the largest single contributor to account returns. The account also benefited from its below-benchmark weightings in stocks such as Merck, Intel and Coca-Cola.

     These positive contributions to relative performance were more than offset by the effects of overweights in a number of stocks that failed to perform as anticipated. These included Novellus Systems, a semiconductor manufacturer; Forest Laboratories, a pharmaceuticals company; and Intuit, a financial software maker. Underweights in several stocks that performed well, such as UnitedHealth Group and American International Group, also detracted from performance.

     The account invested 4.01% of its total invested assets in foreign securities as of December 31, 2004.

College Retirement Equities Fund       2004 Annual Report | 13

 CREF Growth Account  |   Large-cap growth stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks including growth investing risk, large-cap risk, foreign investment risks and small/mid-cap risk. For a further discussion of risk, please see page six.

The account’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which tracks the stocks of large domestic companies, based on total market capitalization. The Russell 1000 Growth Index represents those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of 12/31/2004

	Average Annual Compound			Cumulative Rates
	Rates of Total Return*			of Total Return*
	1 year	5 years	10 years	5 years	10 years

CREF Growth Account	6.25%	–10.27%	8.35%	–41.85%	123.11%

Benchmark:
Russell 1000 Growth Index[1]	6.30	–9.28	9.58	–38.60	149.94

Peer group:
Morningstar Large Growth (VA)	7.08	–8.44	8.05	–35.66	116.79

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 1000 is a trademark and service mark of the Frank Russell Company.

14   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $22,311 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.72%, for the quarter ended December 31, 1998
Worst quarter: –22.63%, for the quarter ended March 31, 2001

College Retirement Equities Fund       2004 Annual Report | 15

 CREF Growth Account  |   Large-cap growth stocks
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Growth Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,041.43	$2.21
5% annual hypothetical return	1,000.00	1,022.80	2.19

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.43%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio breakdown by company size		Account facts

	Percent of	Inception date	4/29/1994
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$11.65 billion

Large: over $5 billion	92.17
Middle: $1 billion–$5 billion	7.81
Small: under $1 billion	0.02

Total	100.00

16   | 2004 Annual Report       College Retirement Equities Fund

 CREF Global Equities Account  |   Foreign and U.S. stocks
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Global Equities Account returned 13.49% for the year. The account’s benchmark, the MSCI World IndexSM, returned 14.72%, versus the 12.68% average return of similar variable annuities, as measured by the Morningstar World Stock (VA) category, which tracked 777 variable annuity accounts during 2004.

Global stock markets rally late in the year

After climbing 33.11% in 2003, the MSCI World Index generated modest returns in the first two quarters of 2004. In the third quarter, the index lost 1.00% and was up only 2.48% year-to-date as of September 30. The weak showing for the three quarters was largely due to mixed economic signals and rising oil prices.

     In the fourth quarter, oil prices tumbled from their late-October peak of over $55 a barrel, and global stock markets rallied. The index rose 11.94%, led by a 15.92% surge in its European component and a 13.96% gain in the Pacific portion. Returns were bolstered by a sharp increase in the values of the euro, pound and yen versus the dollar. The North American stocks in the index posted a gain of 9.43% in the quarter.

Stock selections detract from performance

The account’s performance lagged the benchmark’s due to stock selections in the European, Asia-Pacific and North American segments of the portfolio. In Europe, detractors from relative performance included overweights in stocks that did not perform as anticipated, including British food service company Compass Group, Swiss semiconductor maker STMicroelectronics and Italian automobile manufacturer Fiat. However, the negative effects of these holdings were partly offset by overweights in French construction and engineering firm Vinci, Swedish dental implant manufacturer Nobel Biocare and German pharmaceutical wholesaler Celesio.

     Performance in the Asia-Pacific region was reduced by overweights in Seiko Epson, Shinsei Bank and KDDI Corp., a telecommunications services company. Among the stocks that boosted relative performance were Access, a mobile Internet service company that is not listed in the index; an overweight in Daido Life Insurance; and an underweight in wireless company NTT DoCoMo. All six of these companies are based in Japan.

     In North America, overweights in business software provider Siebel Systems and Clear Channel Communications hurt performance, as did an underweight in General Electric. The account benefited from overweights in agricultural-supply giant Monsanto, Lyondell Chemical and energy company Baker Hughes.

College Retirement Equities Fund       2004 Annual Report | 17

 CREF Global Equities Account  |   Foreign and U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks including foreign investment risks, large-cap risk and small/mid-cap risk. For a further discussion of risk, please see page six.

The account’s benchmark

The Morgan Stanley Capital International (MSCI) World IndexSM is an aggregate of 23 country indexes in developed markets. You cannot invest directly in this index.

Performance as of 12/31/2004

	Average Annual Compound			Cumulative Rates
	Rates of Total Return*			of Total Return*
	1 year	5 years	10 years	5 years	10 years

CREF Global Equities Account	13.49%	–4.35%	8.02%	–19.96%	116.49%

Benchmark:
MSCI World Index[1]	14.72	–2.48	8.06	–11.80	117.29

Peer group:
Morningstar World Stock (VA)	12.68	–3.25	8.41	–15.22	124.27

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. CREF adopted the “provisional” version on July 1, 2001, and the returns shown above include “provisional” data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. MSCI World Index is a service mark of Morgan Stanley Capital International, Inc.

18   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $21,649 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 25.91%, for the quarter ended December 31, 1999
Worst quarter: –18.49%, for the quarter ended September 30, 2002

College Retirement Equities Fund       2004 Annual Report | 19

 CREF Global Equities Account  |   Foreign and U.S. stocks
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Global Equities Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,091.90	$2.37
5% annual hypothetical return	1,000.00	1,022.70	2.29

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.45%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio breakdown by company size

Percent of
Capitalization as of 12/31/2004	net assets

Large: over $5 billion	90.04
Middle: $1 billion–$5 billion	6.99
Small: under $1 billion	2.97

Total	100.00

Account facts

Inception date	5/1/1992
Net assets (12/31/2004)	$10.31 billion

Diversification among world markets

Percent of
Country	invested assets

United States	52.1
United Kingdom	10.3
Japan	9.3
Switzerland	4.9
Germany	4.8
France	3.8
Canada	2.9
Italy	2.3
Australia	2.2
16 other nations	6.4
Short-term investments	1.0

Total	100.0

20   | 2004 Annual Report       College Retirement Equities Fund

 CREF Money Market Account  |   Cash equivalents
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Money Market Account returned 1.02% for the year, surpassing the 0.82% return of the iMoneyNet Money Fund Report AveragesTM—All Taxable, a simple average of over 1,000 taxable money market funds.

     The year began with historically low short-term interest rates, including a federal funds rate of 1.00% . (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Disappointing economic data forestalled higher rates in the first quarter, but improved jobs growth set the stage for a Federal Reserve rate increase of a quarter percent on June 30.

     Although energy prices skyrocketed for much of the second half of the year, labor markets continued to improve, and productivity rates also rose. The Fed responded with four more quarter-percent hikes, leaving the federal funds rate at 2.25% at year-end.

LIBOR curve steepens

During the first quarter, the London Interbank Offered Rate (LIBOR) curve was relatively flat, and the supply of short-term credit instruments was scarce, placing a premium on security selection. Beginning in the second quarter and continuing through year-end, the LIBOR curve steepened. Expectations of higher interest rates also resulted in an increase in the supply of investments.

Asset allocations enhance returns

We adjusted the account’s asset allocation throughout 2004 to reflect our continuing reassessment of the short-term credit market. Holdings in commercial paper were boosted from 61% at the end of 2003 to 67% at the close of 2004. These holdings were nearly equally divided between corporate and asset-backed securities.

     Due to the shortage of high-quality offerings in other markets early in the year, we had about 27% of the account’s holdings in government agency securities on June 30; they made up just 16% of the portfolio at the end of December. Floating-rate instruments represented about 2% of the portfolio at year’s end, and the remaining 14% of the portfolio’s holdings were in domestic and foreign bank notes and certificates of deposit.

     During the period, the weighted average maturity of the account fluctuated between 38 and 69 days.

College Retirement Equities Fund       2004 Annual Report | 21

 CREF Money Market Account  |   Cash equivalents

Investment objective

This variable annuity account seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The account is subject to income risk. For a further discussion of risk, please see page six.

     An investment in the CREF Money Market Account, as in the other CREF variable annuity accounts, is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

Net annualized yield for the 7 days ended 12/28/2004

				Current yield	Effective yield

CREF Money Market Account				1.84%	1.85%
iMoneyNet Money Fund Report AveragesTM—All Taxable				1.60	1.62

The current yield more closely reflects current earnings than does the total return.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
	1 year	5 years	10 years	5 years	10 years

CREF Money Market Account	1.02%	2.71%	4.05%	14.32%	48.86%

iMoneyNet Money Fund Report
Averages—All Taxable	0.82	2.45	3.75	12.78	44.21

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

22   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $14,886 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.65%, for the quarter ended September 30, 2000
Worst quarter: 0.14%, for the quarter ended June 30, 2004

College Retirement Equities Fund       2004 Annual Report | 23

CREF Money Market Account  |   Cash equivalents
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Money Market Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,006.99	$1.77
5% annual hypothetical return	1,000.00	1,023.21	1.78

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.35%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio composition by investment sector		Account facts

	Percent of	Inception date	4/1/1988
Sector	portfolio	Net assets (12/31/2004)	$6.78 billion

Commercial paper	67.2
U.S. government and
agency securities	16.2
Certificates of deposit	14.2
Floating-rate securities	2.2
Other	0.2

Total	100.0

24   | 2004 Annual Report       College Retirement Equities Fund

CREF Equity Index Account  |   U.S. stocks
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Equity Index Account returned 11.55% for the year. The account’s benchmark, the Russell 3000® Index, returned 11.95% for the period, versus the 8.78% average return of similar variable annuities, as measured by the Morningstar Large Blend (VA) category, which tracked 2,896 variable annuities during 2004.

Late rally rescues stocks from disappointing year

After posting a 31.06% gain in 2003, the stocks of the Russell 3000 delivered lackluster returns for most of 2004. Mixed economic signals, along with concerns about terrorism and the war in Iraq, constrained equity performance during the first two quarters of the year, and the index was up just 3.59% at mid-year. During the third quarter, soaring oil prices eroded those gains. The Russell 3000 lost 1.90% in the quarter, and, by late October, the market was barely in positive territory year-to-date.

     Upward movement returned with a strong rally in November and December that propelled the Russell 3000 to a 10.16% fourth-quarter return and a double-digit gain for the year as a whole. The late surge came as oil prices plunged after topping $55 a barrel in late October.

Small and mid-size value companies perform best

The market’s advance was driven by the 18.33% gain of the small-cap Russell 2000® Index and the 20.22% rise in the Russell Midcap® Index. The predominantly large-cap Russell 1000® Index returned 11.40% for the year.

     Value stocks as a group strongly outperformed growth issues during the twelve-month period. The Russell 3000 Value Index, which tracks value stocks of all sizes, climbed 16.94% —more than double the 6.93% return of the Russell 3000 Growth Index. All industry sectors in the benchmark Russell 3000 had positive returns, led by integrated oils (28.5%) and other energy (41.6%) . The strong fourth-quarter rebound enabled technology, the worst-performing sector, to eke out a 1.2% gain for the year.

     For the period, the account’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The account also had a risk profile similar to that of the benchmark.

College Retirement Equities Fund       2004 Annual Report | 25

CREF Equity Index Account  |   U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the account is subject to index risk. For a further discussion of risk, please see page six.

The account’s benchmark

The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on total market capitalization, and represents about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
	1 year	5 years	10 years	5 years	10 years

CREF Equity Index Account	11.55%	–1.48%	11.68%	–7.21%	202.21%

Benchmark :
Russell 3000 Index[1]	11.95	–1.16	12.00	–5.68	210.89

Peer group:
Morningstar Large Blend (VA)	8.78	–3.43	9.15	–16.03	140.09

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

26   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $30,221 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 21.38%, for the quarter ended December 31, 1998
Worst quarter: –17.24%, for the quarter ended September 30, 2002

College Retirement Equities Fund       2004 Annual Report | 27

CREF Equity Index Account  |   U.S. stocks
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Equity Index Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,078.48	$1.88
5% annual hypothetical return	1,000.00	1,023.16	1.83

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.36%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio breakdown by company size		Account facts

	Percent of	Inception date	4/29/1994
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$9.02 billion

Large: over $5 billion	80.63
Middle: $1 billion–$5 billion	14.84
Small: under $1 billion	4.53

Total	100.00

28   | 2004 Annual Report       College Retirement Equities Fund

CREF Bond Market Account  |   Intermediate-term bonds
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Bond Market Account returned 4.17%, closely tracking the 4.34% return of its benchmark, the Lehman Brothers U.S. Aggregate Index, and topping the 3.10% average return of similar variable annuities, as measured by the Morningstar Intermediate-Term Bond (VA) category. The Morningstar category tracked 896 accounts during 2004.

Despite rate increases, bonds gain

Bonds performed well in 2004, even though the Federal Reserve raised short-term interest rates five times. (Bond prices normally fall when interest rates rise.) Slow jobs growth in the first quarter favored bonds over stocks, but by June, with rate increases looming, bond prices suffered one of their worst single-quarter declines in a decade.

     As the economy stalled over the summer, bonds bounced back, and stocks tumbled. During the fourth quarter, with a better jobs outlook and other signs that the economy was recovering, stocks rallied, while bonds again retreated.

     Lower-quality corporate issues (triple-B-rated) were the top performers during the year, as investors accepted more risk for higher yields. U.S. Treasury inflation-protected securities also performed well. The 10-year U.S. Treasury note returned a solid 5.1%, reflecting huge investments by Asia’s central banks seeking to keep their exports competitive with American products by shoring up the declining dollar.

Defensive strategies provide mixed results

The account benefited from its investments in corporate bonds, which generally do well when interest rates are rising. The account held a higher percentage of corporate bonds than their share of the benchmark, and they outperformed other fixed-income sectors in the second half of 2004. However, an overweight position in shorter-duration mortgage-backed securities early in the year reduced returns, as did a slight underweight later in the year, when these securities performed better than expected.

     The account maintained a duration similar to that of the benchmark index for most of the year rather than shortening it in anticipation of rising interest rates. This strategy boosted returns in the first quarter when long-term interest rates fell. Keeping duration—a measure of the portfolio’s sensitivity to interest-rate changes—close to the benchmark’s helps mitigate the risk that the account will underperform the index.

     As of December 31, 2004, the account’s overall option-adjusted duration was 4.30 years, versus 4.34 years for the benchmark.

College Retirement Equities Fund       2004 Annual Report | 29

CREF Bond Market Account  |   Intermediate-term bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks including liquidity risk and prepayment and extension risk. For a further discussion of risk, please see page six.

The account’s benchmark

The Lehman Brothers U.S. Aggregate Index tracks the performance of the U.S. investment-grade, fixed-rate bond market, including government and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. You cannot invest directly in this index.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
	1 year	5 years	10 years	5 years	10 years

CREF Bond Market Account	4.17%	7.60%	7.50%	44.28%	106.20%

Benchmark:
Lehman Brothers
U.S. Aggregate Index	4.34	7.70	7.71	44.97	110.38

Peer group:
Morningstar Intermediate-Term
Bond (VA)	3.10	5.83	6.08	32.73	80.47

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

30   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $20,620 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 6.21%, for the quarter ended June 30, 1995
Worst quarter: –2.44%, for the quarter ended June 30, 2004

College Retirement Equities Fund       2004 Annual Report | 31

CREF Bond Market Account  |   Intermediate-term bonds
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Bond Market Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,041.32	$2.05
5% annual hypothetical return	1,000.00	1,022.95	2.04

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.40%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Bond ratings (as of 12/31/2004)

	Rating	Percent

U.S. Treasury and
agency securities
and money-market
instruments	(not rated)	36.5

Investment-grade
mortgage-backed and
asset-backed
securities		38.3

Other long-term debt	Aaa/AAA	1.8
	Aa/AA	4.8
	A/A	8.3
	Baa/BBB	8.5

Below investment-grade	Ba/BB	1.1
	B/B	0.6
	(not rated)	0.1

Total		100.0

Portfolio composition by sector (12/31/2004)

Percent of
Sector	portfolio

Mortgage-backed and
asset-backed securities	38.3
U.S. Treasury and agency securities	35.6
Corporate bonds	23.8
Foreign government and
foreign corporate bonds
(denominated in U.S. dollars)	1.4
Investments maturing in
less than a year	0.9

Total	100.0

Account facts

Inception date	3/1/1990
Net assets (12/31/2004)	$5.42 billion

32   | 2004 Annual Report       College Retirement Equities Fund

CREF Social Choice Account  |   Socially screened stocks and bonds
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Social Choice Account returned 9.02%, topping the 8.90% return of its composite benchmark, a weighted average of the Russell 3000® Index and the Lehman Brothers U.S. Aggregate Index. The account also outperformed the 7.43% average return of similar variable annuities, as measured by the Morningstar Moderate Allocation (VA) category, which tracked 1,356 accounts during 2004. Neither the benchmark nor the Morningstar category screens investments according to social criteria as the account does.

Social screens affect performance

Because of its social screens, the account did not invest in several stocks that are large components of the benchmark in terms of market capitalization. In 2004, the account’s exclusion of certain stocks that performed poorly generally boosted returns. For example, the account did not invest in Citigroup, Eli Lilly, Pfizer or Viacom.

     Conversely, the screens also excluded such well-performing stocks as ChevronTexaco, ExxonMobil and General Electric, which reduced performance relative to the benchmark. General Electric, the largest holding in the Russell 3000 and the second-largest contributor to the index’s performance, returned 20.7% during the period.

     Since the account cannot invest in some of the stocks within the Russell 3000, the account’s managers employ statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark. During the period, overweight holdings in such well-performing stocks as Johnson & Johnson, railroad company Norfolk Southern and energy company EOG Resources helped relative performance. Other adjusted holdings, including an underweight in Bank of America and an overweight in Merck, slightly detracted from returns.

Fixed-income strategies pay off

The account’s fixed-income portion had a return similar to that of the Lehman index portion of the account’s composite benchmark. Overweight holdings in corporate bonds, which outperformed all other fixed-income sectors during the last half of 2004, helped the account’s relative performance. Although the Federal Reserve raised short-term interest rates during the year, longer-term rates declined in the first quarter. Our decision not to shorten the account’s duration in anticipation of rate increases lifted returns, particularly early in the year.

College Retirement Equities Fund       2004 Annual Report | 33

CREF Social Choice Account  | Socially screened stocks and bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the account is subject to the special risk of socially screened investing and to small/mid-cap risk. For a further discussion of risk, please see page six.

The account’s benchmarks

We use two benchmarks for the CREF Social Choice Account. The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization, and represents about 98% of the total market capitalization of the publicly traded U.S. equity market. The Lehman Brothers U.S. Aggregate Index, which contains approximately 5,800 issues, is an unmanaged index that tracks the performance of the U.S. investment-grade, fixed-rate bond market, including government and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. You cannot invest directly in these indexes.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
	1 year	5 years	10 years	5 years	10 years

CREF Social Choice Account	9.02%	2.49%	10.72%	13.13%	177.21%

Benchmarks:
Russell 3000 Index[1]	11.95	–1.16	12.00	–5.68	210.89
Lehman Brothers
U.S. Aggregate Index	4.34	7.70	7.71	44.97	110.38
CREF Social Choice
Composite Benchmark	8.90	2.76	10.46	14.58	170.69

Peer group:
Morningstar Moderate Allocation (VA)	7.43	0.63	7.75	3.17	110.96

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and a service mark of the Frank Russell Company.

34   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1995, would have grown to $27,721 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmarks during the same period.

Calendar year total returns

Best quarter: 12.81%, for the quarter ended December 31, 1998
Worst quarter: –8.20%, for the quarter ended September 30, 2002

College Retirement Equities Fund       2004 Annual Report | 35

CREF Social Choice Account  | Socially screened stocks and bonds
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Social Choice Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,061.69	$1.92
5% annual hypothetical return	1,000.00	1,023.11	1.88

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.37%.
All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio composition (as of 12/31/2004)		Account facts

	Percent of	Inception date	3/1/1990
	portfolio	Net assets (12/31/2004)	$7.00 billion

U.S. stocks	60.7
Long-term bonds	37.6
Short-term investments	1.7

Total	100.0

36   | 2004 Annual Report       College Retirement Equities Fund

CREF Inflation-Linked Bond Account  | Inflation-linked bonds
DISCUSSION

Performance in the twelve months
ended December 31, 2004

The CREF Inflation-Linked Bond Account returned 8.01% for the year, trailing the 8.46% return of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The account’s slight lag behind the index was due primarily to the fact that the index return does not include expense charges.

TIPS continue to beat the overall bond market

This was the fourth consecutive year in which Treasury inflation-protected securities outpaced the broad U.S. bond market. At 8.46%, the return of the Lehman TIPS index was nearly double the 4.34% return of the Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed bonds.

     Year-over-year inflation as measured by the Consumer Price Index for All Urban Consumers (CPI-U) rose 3.3% in 2004, driven by oil prices that soared from about $28 a barrel in February to a peak of over $55 a barrel in late October.

     After posting a 5.14% return for the first quarter, the Lehman TIPS index had a 3.10% loss in the second quarter and was up only 1.88% year-to-date at the end of June. During the second half of 2004, the index rose 3.84% in the third quarter and 2.51% in the fourth.

Account slightly lags the benchmark

During the first quarter of the year, the account lagged the benchmark because of an underweight position in the 2032 U.S. TIPS bond. As demand for this issue rose, we increased its weighting in the portfolio.

     As of December 31, 2004, the account’s duration was 8.91 years, versus 8.97 years for the benchmark.

College Retirement Equities Fund       2004 Annual Report | 37

CREF Inflation-Linked Bond Account  | Inflation-linked bonds

Investment objective

This variable annuity account seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to the special risk of inflation-indexed bonds. For a further discussion of risk, please see page six.

The account’s benchmark

The Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding. You cannot invest directly in this index.

Performance as of 12/31/2004

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

CREF Inflation-Linked Bond Account	8.01%	10.41%	7.79%	64.14%	77.91%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	8.46	10.83	8.21	67.35	83.24

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Inception date: 5/1/1997

38   | 2004 Annual Report       College Retirement Equities Fund

PERFORMANCE

$10,000 since 5/1/1997 inception

An investment of $10,000 in this account at inception on May 1, 1997, would have grown to $17,791 on December 31, 2004. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 7.94%, for the quarter ended September 30, 2002
Worst quarter: –3.19%, for the quarter ended June 30, 2004

* Partial year

College Retirement Equities Fund       2004 Annual Report | 39

CREF Inflation-Linked Bond Account  | Inflation-linked bonds
PERFORMANCE

Account expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Inflation-Linked Bond Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,062.59	$2.02
5% annual hypothetical return	1,000.00	1,023.00	1.99

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period is 0.39%.

All CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio composition by maturity (12/31/04)		Account facts

2–9 year bonds	73.0%	Inception date	5/1/1997
Over-20-year bonds	27.0	Net assets (12/31/2004)	$3.42 billion

Total	100.0%

40   | 2004 Annual Report       College Retirement Equities Fund

Report of management responsibility

To the Participants of College Retirement Equities Fund:

The accompanying financial statements of the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts of College Retirement Equities Fund (“CREF”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

     CREF has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, CREF’s internal audit personnel provide a continuing review of the internal controls and operations of the CREF Accounts, and the chief audit executive regularly reports to the Audit Committee of the CREF Board of Trustees.

     The accompanying financial statements have been audited by the independent registered public accounting firm of Ernst & Young LLP. To maintain auditor independence and avoid any conflict of interest, it continues to be CREF’s policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, CREF did not engage Ernst & Young LLP for any management advisory or consulting services. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

     The Audit Committee of the CREF Board of Trustees, consisting of trustees who are not officers of CREF, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of all the CREF Accounts by the independent registered public accounting firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the CREF Accounts’ operations.

/s/ Herbert M. Allison Jr. Herbert M. Allison Jr. Chairman, President and Chief Executive Officer	/s/ Elizabeth A. Monrad Elizabeth A. Monrad Executive Vice President and Chief Financial Officer

College Retirement Equities Fund       2004 Annual Report | 41

Report of the audit committee

To the Participants of College Retirement Equities Fund:

The Audit Committee (“Committee”) oversees the financial reporting process of the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts of College Retirement Equities Fund (“CREF”) on behalf of CREF’s Board of Trustees. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies of which are available upon request) which describes the Committee’s responsibilities. All members of the Committee are independent, as defined under the listing standards of the New York Stock Exchange.

     Management has the primary responsibility for preparation of CREF’s financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in advance of their respective audits of CREF. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm wherever circumstances warrant, but in no event will the formal evaluation be later than between their fifth and tenth years of service.

     The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent registered public accounting firm responsible for expressing an opinion on the conformity of these audited financial statements with U.S. generally accepted accounting principles.

     The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by CREF, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management and CREF, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

     Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair
Willard T. Carleton, Audit Committee Member
Martin J. Gruber, Audit Committee Member
Bridget A. Macaskill, Audit Committee Member
February 14, 2005

42   | 2004 Annual Report    College Retirement Equities Fund

CREF Stock Account |	Summary portfolio of investments December 31, 2004

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS

BONDS
CORPORATE BONDS
COMMUNICATIONS		$—	0.00%

HEALTH SERVICES		1,442	0.00

INDUSTRIAL MACHINERY AND EQUIPMENT		1,395	0.00

TOTAL CORPORATE BONDS (Cost $12,214)		2,837	0.00

GOVERNMENT BONDS
U.S. TREASURY SECURITIES		346	0.00

TOTAL GOVERNMENT BONDS (Cost $318)		346	0.00

TOTAL BONDS (Cost $12,532)		3,183	0.00

PREFERRED STOCKS
CHEMICALS AND ALLIED PRODUCTS		22,374	0.02

HEALTH SERVICES		764	0.00

INSTRUMENTS AND RELATED PRODUCTS		7,094	0.01

INSURANCE CARRIERS		777	0.00

LUMBER AND WOOD PRODUCTS		71	0.00

MOTION PICTURES		462	0.00

PRIMARY METAL INDUSTRIES		0	0.00

TRANSPORTATION EQUIPMENT		4,007	0.00

TOTAL PREFERRED STOCKS (Cost $32,215)		35,549	0.03

COMMON STOCKS
AGRICULTURAL PRODUCTION—CROPS		8,318	0.01

AGRICULTURAL PRODUCTION—LIVESTOCK		2,326	0.00

AGRICULTURAL SERVICES		7,234	0.01

AMUSEMENT AND RECREATION SERVICES		211,704	0.19

APPAREL AND ACCESSORY STORES		542,224	0.49

APPAREL AND OTHER TEXTILE PRODUCTS		227,584	0.21

AUTO REPAIR, SERVICES AND PARKING		42,179	0.04

AUTOMOTIVE DEALERS AND SERVICE STATIONS		130,337	0.12

BUILDING MATERIALS AND GARDEN SUPPLIES
Home Depot, Inc	13,095,400	559,697	0.51
Lowe’s Cos	6,029,749	347,253	0.31
Other		249,559	0.22

		1,156,509	1.04

BUSINESS SERVICES
Microsoft Corp	60,443,954	1,614,458	1.46
Other		4,997,543	4.51

		6,612,001	5.97

College Retirement Equities Fund 2004 Annual Report | 43

CREF Stock Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,464,337	$441,511	0.40%
*	Amgen, Inc	8,590,037	551,051	0.50
	Lilly (Eli) & Co	5,855,188	332,282	0.30
	Merck & Co, Inc	19,522,741	627,461	0.57
	Pfizer, Inc	49,234,057	1,323,904	1.20
	Procter & Gamble Co	16,075,997	885,466	0.80
	Wyeth	8,297,570	353,394	0.32
	Other		6,621,933	5.96

			11,137,002	10.05

	COAL MINING		74,800	0.07

	COMMUNICATIONS
	BellSouth Corp	14,204,142	394,733	0.36
	SBC Communications, Inc	19,851,812	511,581	0.46
e	Verizon Communications, Inc	17,945,736	726,982	0.66
	Viacom, Inc (Class B)	11,356,729	413,271	0.37
	Vodafone Group plc	150,253,956	407,468	0.37
	Other		3,708,446	3.34

			6,162,481	5.56

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	27,843,237	1,308,354	1.18
e	Citigroup, Inc	35,846,198	1,727,070	1.56
	HSBC Holdings plc (United Kingdom)	21,631,643	365,054	0.33
e	JPMorgan Chase & Co	22,995,823	897,067	0.81
	U.S. Bancorp	14,973,874	468,982	0.42
	Wachovia Corp	9,824,565	516,772	0.47
	Wells Fargo & Co	10,337,426	642,471	0.58
	Other		6,870,719	6.20

			12,796,489	11.55

	EATING AND DRINKING PLACES		699,655	0.63

	EDUCATIONAL SERVICES		246,579	0.22

	ELECTRIC, GAS, AND SANITARY SERVICES
	E.ON AG.	3,631,183	330,987	0.30
	Other		4,082,963	3.68

			4,413,950	3.98

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	67,566,018	2,466,160	2.23
	Intel Corp	41,620,619	973,506	0.88
	Qualcomm, Inc	11,462,343	486,003	0.44
	Other		4,070,717	3.67

			7,996,386	7.22

	ENGINEERING AND MANAGEMENT SERVICES		895,996	0.81

	ENVIRONMENTAL QUALITY AND HOUSING		991	0.00

	FABRICATED METAL PRODUCTS		770,076	0.70

	FISHING, HUNTING, AND TRAPPING		233	0.00

44 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Stock Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	12,623,783	$525,528	0.47%
	PepsiCo, Inc	12,904,692	673,625	0.61
	Other		2,287,827	2.07

			3,486,980	3.15

	FOOD STORES		801,229	0.72

	FORESTRY		100,940	0.09

	FURNITURE AND FIXTURES		315,555	0.28

	FURNITURE AND HOMEFURNISHINGS STORES		465,018	0.42

	GENERAL BUILDING CONTRACTORS		511,999	0.46

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	17,797,931	940,087	0.85
	Other		1,179,256	1.06

			2,119,343	1.91

	HEALTH SERVICES		765,464	0.69

	HEAVY CONSTRUCTION, EXCEPT BUILDING		294,537	0.27

	HOLDING AND OTHER INVESTMENT OFFICES		2,439,235	2.20

	HOTELS AND OTHER LODGING PLACES		519,366	0.47

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	5,586,482	458,483	0.41
e*	Cisco Systems, Inc	46,413,282	895,776	0.81
*	Dell, Inc	16,584,448	698,869	0.63
	Hewlett-Packard Co	22,287,537	467,370	0.42
d	International Business Machines Corp	10,447,091	1,029,874	0.93
	Other		2,804,583	2.54

			6,354,955	5.74

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	7,727,375	383,819	0.35
	Other		2,614,582	2.36

			2,998,401	2.71

	INSURANCE AGENTS, BROKERS AND SERVICE		459,043	0.41

	INSURANCE CARRIERS
	American International Group, Inc	16,572,419	1,088,311	0.98
	UnitedHealth Group, Inc	4,218,690	371,371	0.34
	Other		3,972,788	3.58

			5,432,470	4.90

	JUSTICE, PUBLIC ORDER AND SAFETY		1,452	0.00

	LEATHER AND LEATHER PRODUCTS		84,069	0.08

	LEGAL SERVICES		4,085	0.00

	LOCAL AND INTERURBAN PASSENGER TRANSIT		44,823	0.04

	LUMBER AND WOOD PRODUCTS		136,829	0.13

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 45

CREF Stock Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	METAL MINING		$586,384	0.53%

	MISCELLANEOUS MANUFACTURING INDUSTRIES		267,242	0.24

	MISCELLANEOUS RETAIL
*	eBay, Inc	3,016,924	350,808	0.31
	Other		992,326	0.90

			1,343,134	1.21

	MOTION PICTURES
*	Time Warner, Inc	34,324,184	667,262	0.60
	Walt Disney Co	12,100,634	336,398	0.30
	Other		319,675	0.29

			1,323,335	1.19

	NONDEPOSITORY INSTITUTIONS
	American Express Co	7,789,132	439,073	0.40
	Fannie Mae	7,770,594	553,344	0.50
	Freddie Mac	4,707,316	346,929	0.31
	Other		1,272,750	1.15

			2,612,096	2.36

	NONMETALLIC MINERALS, EXCEPT FUELS		60,524	0.05

	OIL AND GAS EXTRACTION		2,306,775	2.08

	PAPER AND ALLIED PRODUCTS		897,230	0.81

	PERSONAL SERVICES		129,320	0.12

	PETROLEUM AND COAL PRODUCTS
	BP plc	54,508,749	531,629	0.48
	ChevronTexaco Corp	13,234,555	694,946	0.63
	ConocoPhillips	4,603,683	399,738	0.36
	ExxonMobil Corp	44,101,189	2,260,627	2.04
	Other		1,080,060	0.97

			4,967,000	4.48

	PIPELINES, EXCEPT NATURAL GAS		46,662	0.04

	PRIMARY METAL INDUSTRIES		827,048	0.75

	PRINTING AND PUBLISHING		772,756	0.70

	RAILROAD TRANSPORTATION		553,759	0.50

	REAL ESTATE		377,125	0.34

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		391,111	0.35

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	8,539,702	474,124	0.43
	Other		1,575,823	1.42

			2,049,947	1.85

	SOCIAL SERVICES		8,244	0.01

	SPECIAL TRADE CONTRACTORS		117,042	0.11

	STONE, CLAY, AND GLASS PRODUCTS		455,159	0.41

46 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Stock Account |	Summary portfolio of investments December 31, 2004	continued

COMPANY		SHARES	VALUE (000)	% OF NET ASSETS

TOBACCO PRODUCTS
Altria Group, Inc		16,102,135	$983,840	0.89%
Other			244,873	0.22

			1,228,713	1.11

TRANSPORTATION BY AIR			638,808	0.58

TRANSPORTATION EQUIPMENT
United Technologies Corp		4,002,352	413,643	0.37
Other			2,923,585	2.65

			3,337,228	3.02

TRANSPORTATION SERVICES			130,020	0.12

TRUCKING AND WAREHOUSING			454,048	0.41

WATER TRANSPORTATION			155,484	0.14

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson		19,323,376	1,225,489	1.11
Other			448,593	0.40

			1,674,082	1.51

WHOLESALE TRADE-NONDURABLE GOODS			1,051,843	0.95

	TOTAL COMMON STOCKS	(Cost $87,132,516)	110,232,966	99.51

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
CERTIFICATES OF DEPOSIT			84,875	0.08

COMMERCIAL PAPER			1,811,034	1.63

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA)	2.020%–2.370%, 02/01/05–04/04/05	$1,608,000,000	1,602,447	1.45
Other			451,314	0.41

			2,053,761	1.86

VARIABLE NOTES			104,992	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $4,055,198)	4,054,662	3.66

	TOTAL PORTFOLIO (Cost $91,232,461)		114,326,360	103.20%
	OTHER ASSETS AND LIABILITIES, NET		(3,544,534)	(3.20)

	NET ASSETS		$110,781,826	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 47

CREF Stock Account |	Summary portfolio of investments December 31, 2004	concluded

Restricted securities held by the Account are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE

BB Bioventures L.P.	03/24/98	$12,782,601	$23,346,000
Belo (A.H.) Corp Series B	05/23/88	1,900,588	9,231,000
Claire's Stores, Inc (Class A)	12/07/92	411,235	4,616,000
Dow Jones & Co, Inc (Class B)	07/31/86	6,128,067	8,883,000
Genesoft Series C Financing	06/20/00	7,000,000	7,000,000
Genesoft Series D Financing	08/09/01	2,000,000	2,000,000
Imperial Credit Industry Wts 01/31/08	12/27/01	—	—
International Hydron Liquidating Trust	11/13/97	—	1,000
Lee Enterprises, Inc (Class B)	03/31/86	60,768	664,000
McLeod (Escrow)	05/14/02	—	—
MPM Bioventures II-Qp, LP	02/28/00	18,441,388	14,189,000
National Health Investors, Inc.	01/10/01	173,000	1,442,000
Priority Healthcare Corp (Class A)	01/04/99	840,339	2,012,000
Promet BHD	12/31/01	6,261	3,000
Skyline Ventures Partners Qualified II, LP	02/15/00	3,487,502	2,974,000
Skyline Ventures Partners Qualified III, LP	09/07/01	505,000	505,000
Theravance Series C	01/25/99	7,999,996	9,412,000
Theravance Series D	08/31/00	4,000,005	4,444,000
Wiltel Communications Group (Rts)	12/04/03	—	—
Wrigley (Wm.) Jr Co (Class B)	04/30/86	1,873,333	48,267,000

		$67,610,083	$138,989,000

48 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Growth Account |	Summary portfolio of investments December 31, 2004

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	PREFERRED STOCKS
	PRIMARY METAL INDUSTRIES		$—	0.00%

	TOTAL PREFERRED STOCKS (Cost $10)		—	0.00

	COMMON STOCKS
	APPAREL AND OTHER TEXTILE PRODUCTS		80,995	0.69

	BUILDING MATERIALS AND GARDEN SUPPLIES		77,994	0.67

	BUSINESS SERVICES
	Adobe Systems, Inc	1,631,101	102,335	0.88
e*	Google, Inc (Class A)	565,519	109,202	0.94
	Microsoft Corp	7,970,580	212,894	1.83
	SAP AG. (Spon ADR)	3,191,756	141,108	1.21
*	Symantec Corp	4,068,777	104,812	0.90
e*	Yahoo!, Inc	3,594,918	135,457	1.16
	Other		434,002	3.72

			1,239,810	10.64

	CHEMICALS AND ALLIED PRODUCTS
e*	Biogen Idec, Inc	2,339,676	155,846	1.34
e*	Forest Laboratories, Inc	2,489,861	111,695	0.96
*	Gilead Sciences, Inc	2,650,264	92,733	0.80
e	Gillette Co	5,896,673	264,053	2.27
	Lilly (Eli) & Co	2,300,701	130,565	1.12
e	Pfizer, Inc	10,371,485	278,889	2.39
	Procter & Gamble Co	6,693,085	368,655	3.16
e	Schering-Plough Corp	8,919,047	186,230	1.60
	Other		318,483	2.73

			1,907,149	16.37

	COMMUNICATIONS		117,364	1.01

	DEPOSITORY INSTITUTIONS		54,648	0.47

	EATING AND DRINKING PLACES		46,107	0.39

	EDUCATIONAL SERVICES
e*	Career Education Corp	3,428,698	137,148	1.18
	Other		53,413	0.46

			190,561	1.64

	ELECTRIC, GAS, AND SANITARY SERVICES		22,346	0.19

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Intel Corp	9,253,908	216,449	1.86
e	Maxim Integrated Products, Inc	2,293,087	97,204	0.84
e	Motorola, Inc	10,858,405	186,765	1.60
e	National Semiconductor Corp	6,646,768	119,309	1.02
	Qualcomm, Inc	7,141,418	302,796	2.60
e	Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	20,628,833	175,139	1.50
	Xilinx, Inc	3,566,237	105,739	0.91
	Other		185,298	1.59

			1,388,699	11.92

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 49

CREF Growth Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	4,878,914	$131,731	1.13%
	Monsanto Co	2,353,579	130,741	1.12
	Other		47,125	0.41

			309,597	2.66

	FABRICATED METAL PRODUCTS		13,162	0.11

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	4,658,181	243,157	2.09
	Other		180,368	1.54

			423,525	3.63

	FURNITURE AND FIXTURES		7,681	0.07

	FURNITURE AND HOMEFURNISHINGS STORES
e*	Bed Bath & Beyond, Inc	4,208,073	167,607	1.44

			167,607	1.44

	GENERAL MERCHANDISE STORES
e*	Kohl’s Corp	3,347,731	164,608	1.41
	Target Corp	3,934,498	204,318	1.76
	Wal-Mart Stores, Inc	2,501,493	132,129	1.13

			501,055	4.30

	HEALTH SERVICES		221,879	1.90

	HOLDING AND OTHER INVESTMENT OFFICES		0	0.00

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	3,047,240	177,959	1.53
	Other		23,441	0.20

			201,400	1.73

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	2,301,676	188,899	1.62
e*	Cisco Systems, Inc	20,018,501	386,357	3.32
e*	Dell, Inc	8,205,223	345,768	2.97
	Other		189,445	1.62

			1,110,469	9.53

	INSTRUMENTS AND RELATED PRODUCTS
	Guidant Corp	2,062,493	148,706	1.28
	Medtronic, Inc	4,165,783	206,914	1.77
*	St. Jude Medical, Inc	5,387,836	225,912	1.93
e*	Zimmer Holdings, Inc	1,509,166	120,914	1.04
	Other		81,045	0.70

			783,491	6.72

50 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Growth Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$11,841	0.10%

	INSURANCE CARRIERS
	American International Group, Inc	4,635,109	304,388	2.61
	Other		78,668	0.68

			383,056	3.29

	MISCELLANEOUS RETAIL
*	eBay, Inc	1,987,483	231,105	1.98
e	Staples, Inc	3,147,655	106,107	0.91

			337,212	2.89

	MOTION PICTURES
e	News Corp (Class A)	6,506,068	121,403	1.04
e*	Time Warner, Inc	7,296,247	141,839	1.22
	Other		61,147	0.52

			324,389	2.78

	NONDEPOSITORY INSTITUTIONS
e	American Express Co	5,474,251	308,584	2.64
e	Fannie Mae	1,663,312	118,444	1.02
	MBNA Corp	4,949,418	139,524	1.20
	Other		25,440	0.22

			591,992	5.08

	OIL AND GAS EXTRACTION		44,584	0.38

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		0	0.00

	SECURITY AND COMMODITY BROKERS
e	Goldman Sachs Group, Inc	1,302,280	135,489	1.17
	Other		57,573	0.49

			193,062	1.66

	TRANSPORTATION BY AIR		55,170	0.47

	TRANSPORTATION EQUIPMENT		189,295	1.62

	TRUCKING AND WAREHOUSING
e	United Parcel Service, Inc (Class B)	1,127,628	96,367	0.83

			96,367	0.83

	WATER TRANSPORTATION
e	Royal Caribbean Cruises Ltd	1,833,874	99,836	0.86
	Other		30,878	0.26

			130,714	1.12

	WHOLESALE TRADE DURABLE GOODS
	Johnson & Johnson	5,619,197	356,369	3.06

			356,369	3.06

	WHOLESALE TRADE-NONDURABLE GOODS		14,808	0.13

	TOTAL COMMON STOCKS (Cost $10,446,324)		11,594,398	99.49

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 51

CREF Growth Account |	Summary portfolio of investments December 31, 2004	concluded

	VALUE	% OF NET
COMPANY	(000)	ASSETS

SHORT-TERM INVESTMENTS
COMMERCIAL PAPER	$171,352	1.47%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	303,775	2.61

TOTAL SHORT-TERM INVESTMENTS (Cost $475,188)	475,127	4.08

TOTAL PORTFOLIO (Cost $10,921,522)	12,069,525	103.57%
OTHER ASSETS AND LIABILITIES, NET	(415,781)	(3.57)

NET ASSETS	11,653,744	100.00%

*	Non-income producing
e	All or a portion of these securities are out on loan.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their limitations on industry concentration.

52 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2004

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS

PREFERRED STOCKS
INSURANCE CARRIERS		$229	0.00%

TOTAL PREFERRED STOCKS (Cost $179)		229	0.00

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES		6,210	0.06

APPAREL AND ACCESSORY STORES		35,444	0.34

APPAREL AND OTHER TEXTILE PRODUCTS		6,010	0.06

AUTOMOTIVE DEALERS AND SERVICE STATIONS		3,975	0.04

BUILDING MATERIALS AND GARDEN SUPPLIES		130,219	1.26

BUSINESS SERVICES
Microsoft Corp	4,319,430	115,372	1.12
Other		316,825	3.07

		432,197	4.19

CHEMICALS AND ALLIED PRODUCTS
GlaxoSmithKline plc	2,883,383	67,648	0.66
Novartis AG. (Regd)	1,106,371	55,752	0.54
Pfizer, Inc	3,775,600	101,526	0.98
Procter & Gamble Co	1,676,600	92,347	0.90
Reckitt Benckiser plc	2,728,396	82,450	0.80
Sanofi-Aventis	802,773	64,161	0.62
Other		514,811	4.99

		978,695	9.49

COMMUNICATIONS
Verizon Communications, Inc	1,418,133	57,449	0.56
Vodafone Group plc (Spon ADR)	1,945,642	53,272	0.52
Other		437,625	4.24

		548,346	5.32

DEPOSITORY INSTITUTIONS
Bank of America Corp	2,137,686	100,450	0.97
Citigroup, Inc	2,826,133	136,163	1.32
Depfa Bank plc	4,490,676	75,384	0.73
HSBC Holdings plc (United Kingdom)	5,386,568	90,903	0.88
JPMorgan Chase & Co	1,801,308	70,269	0.68
Royal Bank of Scotland Group plc	3,304,912	111,166	1.08
U.S. Bancorp	1,791,734	56,117	0.54
UBS AG. (Regd)	1,553,598	130,275	1.27
Wells Fargo & Co	858,709	53,369	0.52
Other		612,997	5.95

		1,437,093	13.94

EATING AND DRINKING PLACES		45,495	0.44

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 53

CREF Global Equities Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	E.ON AG.	1,051,847	$95,877	0.93%
	Other		271,597	2.63

			367,474	3.56

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	5,583,000	203,780	1.98
	Intel Corp	3,697,600	86,487	0.84
	STMicroelectronics NV	5,204,424	101,514	0.98
	Other		473,598	4.59

			865,379	8.39

	ENGINEERING AND MANAGEMENT SERVICES		58,111	0.56

	FABRICATED METAL PRODUCTS		76,831	0.75

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	1,589,500	82,972	0.80
	Other		195,797	1.90

			278,769	2.70

	FOOD STORES
	Tesco plc	18,836,641	116,359	1.13
	Other		22,828	0.22

			139,187	1.35

	FORESTRY		13,021	0.13

	FURNITURE AND FIXTURES		3,302	0.03

	FURNITURE AND HOMEFURNISHINGS STORES		33,203	0.32

	GENERAL BUILDING CONTRACTORS		33,978	0.33

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	1,055,296	55,741	0.54
	Other		104,739	1.02

			160,480	1.56

	HEALTH SERVICES		28,772	0.28

	HEAVY CONSTRUCTION, EXCEPT BUILDING
e	Vinci S.A.	742,648	99,733	0.97

			99,733	0.97

	HOLDING AND OTHER INVESTMENT OFFICES		71,786	0.70

	HOTELS AND OTHER LODGING PLACES		31,335	0.30

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	692,610	56,843	0.55
*	Cisco Systems, Inc	3,963,387	76,493	0.74
*	Dell, Inc	1,787,654	75,332	0.73
d	International Business Machines Corp	679,113	66,947	0.65
	Other		280,848	2.73

			556,463	5.40

54 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	St. Jude Medical, Inc	1,239,974	$51,992	0.50%
	Other		235,113	2.28

			287,105	2.78

	INSURANCE AGENTS, BROKERS AND SERVICE		30,343	0.29

	INSURANCE CARRIERS
	American International Group, Inc	1,404,076	92,206	0.89
	Zurich Financial Services AG.	322,052	53,699	0.52
	Other		328,610	3.19

			474,515	4.60

	LEATHER AND LEATHER PRODUCTS		11,320	0.11

	LOCAL AND INTERURBAN PASSENGER TRANSIT		10,790	0.10

	LUMBER AND WOOD PRODUCTS		801	0.01

	METAL MINING		92,724	0.90

	MISCELLANEOUS MANUFACTURING INDUSTRIES		17,316	0.17

	MISCELLANEOUS RETAIL		72,042	0.70

	MOTION PICTURES
*	Time Warner, Inc	3,450,318	67,074	0.65
	Other		39,440	0.38

			106,514	1.03

	NONDEPOSITORY INSTITUTIONS
	American Express Co	1,309,336	73,807	0.72
	Fannie Mae	962,992	68,575	0.67
	Hypo Real Estate Holding	1,784,637	73,986	0.72
	MBNA Corp	1,993,307	56,191	0.54
	Other		76,437	0.73

			348,996	3.38

	NONMETALLIC MINERALS, EXCEPT FUELS		4,078	0.04

	OIL AND GAS EXTRACTION		178,293	1.73

	PAPER AND ALLIED PRODUCTS		69,397	0.67

	PERSONAL SERVICES		1,345	0.01

	PETROLEUM AND COAL PRODUCTS
e	ENI S.p.A.	2,725,919	68,250	0.66
	ExxonMobil Corp	3,839,399	196,808	1.91
	Other		283,304	2.75

			548,362	5.32

	PIPELINES, EXCEPT NATURAL GAS		9,978	0.10

	PRIMARY METAL INDUSTRIES		42,656	0.41

	PRINTING AND PUBLISHING
	Reed Elsevier plc	6,471,623	59,702	0.58
	Other		54,609	0.53

			114,311	1.11

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 55

CREF Global Equities Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	RAILROAD TRANSPORTATION		$28,755	0.28%

	REAL ESTATE		16,208	0.16

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		359	0.00

	SECURITY AND COMMODITY BROKERS
	Deutsche Boerse AG.	1,517,007	91,305	0.89
	Other		108,916	1.05

			200,221	1.94

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	2,159,674	130,101	1.26
	Other		50,586	0.49

			180,687	1.75

	TOBACCO PRODUCTS
	Altria Group, Inc	1,260,100	76,992	0.75

			76,992	0.75

	TRANSPORTATION BY AIR		27,640	0.27

	TRANSPORTATION EQUIPMENT
e*	Fiat S.p.A.	15,520,950	124,471	1.21
	Other		217,338	2.11

			341,809	3.32

	TRANSPORTATION SERVICES		14	0.00

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	804,048	68,714	0.67
	Other		7,289	0.07

			76,003	0.74

	WATER TRANSPORTATION		47,022	0.46

	WHOLESALE TRADE-DURABLE GOODS
	Johnson & Johnson	1,667,907	105,779	1.03
	Other		15,701	0.15

			121,480	1.18

	WHOLESALE TRADE-NONDURABLE GOODS
e	Celesio AG.	1,000,852	81,407	0.79
	Other		43,295	0.42

			124,702	1.21

	TOTAL COMMON STOCKS (Cost $8,743,849)		10,104,286	97.99

56 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2004	concluded

			VALUE	% OF NET
ISSUER		PRINCIPAL	(000)	ASSETS

SHORT-TERM INVESTMENTS
COMMERCIAL PAPER			$244,003	2.37%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA)	1.950%, 01/14/05	$225,936,000	225,295	2.19
Federal Home Loan Bank Discount
Notes	1.000%–2.260%, 01/03/05–01/19/05	225,868,000	225,722	2.19
Other			42,646	0.41

			493,663	4.79

TOTAL SHORT-TERM INVESTMENTS (Cost $737,739)			737,666	7.16

TOTAL PORTFOLIO (Cost $9,481,767)			10,842,181	105.15%
OTHER ASSETS AND LIABILITIES, NET			(530,905)	(5.15)

NET ASSETS			10,311,276	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 57

CREF Money Market Account |	Summary portfolio of investments December 31, 2004

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSIT
	Abbey National plc	2.240%, 02/17/05	$50,000,000	$49,986	0.74%
	Abbey National plc	2.260%, 02/18/05	50,000,000	49,987	0.74
	American Express Centurion Bank	2.260%, 01/10/05	40,500,000	40,500	0.60
	Bank of Nova Scotia	2.340%, 02/25/05	50,000,000	49,984	0.73
	Barclays Bank plc/NY (Dep Note)	2.250%, 02/16/05	50,000,000	49,987	0.74
	Dexia Bank	2.050%, 01/25/05	50,000,000	49,991	0.73
	First Tennessee Bank NA (Dep Note)	2.270%, 02/07/05	47,000,000	46,995	0.69
	Rabobank	2.300%, 02/14/05	50,000,000	49,992	0.74
	Royal Bank of Canada	1.960%, 01/18/05	50,000,000	49,945	0.74
	Royal Bank of Canada	2.240%, 02/22/05	50,000,000	49,984	0.73
	Societe Generale	2.320%, 02/03/05	50,000,000	50,000	0.73
	Toronto Dominion Bank	2.015%–2.400%, 02/23/05–03/28/05	31,000,000	93,357	1.38
	Other			299,286	4.42

				929,994	13.71

	COMMERCIAL PAPER
c	Abbey National plc	2.270%, 02/02/05	50,000,000	49,996	0.74
	ABN Amro North America
	Finance, Inc	1.950%–2.300%, 01/11/05–02/10/05	82,060,000	81,913	1.21
	American Honda Finance
	Corp	2.170%–2.280%, 01/10/05–01/25/05	99,037,000	98,907	1.46
c	Barclays Bank plc/NY (Dep Note)	2.380%, 02/22/05	48,000,000	47,994	0.71
c	Beta Finance, Inc	1.890%–2.440%, 01/11/05–04/29/05	125,120,000	124,769	1.84
	Canadian Imperial Holdings, Inc	2.350%, 02/15/05	43,750,000	43,616	0.64
	Canadian Wheat Board (The)	2.250%, 01/31/05	45,000,000	44,913	0.66
c	CC (USA), Inc	1.940%–2.330%, 01/11/05–03/10/05	100,250,000	99,953	1.47
	Ciesco Lp	2.030%–2.350%, 01/04/05–02/16/05	99,900,000	99,831	1.47
	Ciesco Lp	2.180%, 01/14/05	50,000,000	49,958	0.74
	Citicorp	2.310%, 01/27/05	40,000,000	39,931	0.59
	Citicorp	2.190%, 02/08/05	50,000,000	49,874	0.74
	Coca-Cola Co/The	2.260%–2.270%, 01/20/05–01/31/05	106,781,000	106,619	1.57
c	Corporate Asset Funding Corp, Inc	2.100%, 01/20/05	39,000,000	38,951	0.57
c	Corporate Asset Funding Corp, Inc	2.250%, 01/25/05	50,000,000	49,922	0.74
c	Corporate Asset Funding Corp, Inc	2.400%, 03/02/05	41,000,000	40,832	0.60
c	Dorada Finance, Inc	1.960%–2.340%, 01/14/05–02/25/05	112,000,000	111,760	1.65
c	Dorada Finance, Inc	2.220%, 02/02/05	37,850,000	37,770	0.56
c	Edison Asset
	Securitization, LLC	1.920%–2.370%, 01/19/05–03/09/05	100,495,000	100,228	1.48
c	Edison Asset Securitization, LLC	2.220%, 02/18/05	50,000,000	49,832	0.73
	FCAR Owner Trust I	2.200%, 01/06/05	63,000,000	62,977	0.93
	FCAR Owner Trust I	1.980%–2.440%, 01/10/05–03/17/05	87,000,000	86,771	1.28
c	Fortune Brands	2.040%–2.310%, 01/18/05–02/15/05	116,975,000	116,754	1.72
	General Electric Capital Corp	2.320%, 02/03/05	53,615,000	53,497	0.79
c	Govco, Inc	1.990%–2.420%, 01/10/05–03/14/05	100,190,000	100,002	1.47
c	Govco, Inc	2.370%, 03/07/05	50,000,000	49,778	0.73
	Greenwich Capital
	Holdings, Inc	2.100%–2.450%, 01/27/05–03/22/05	113,000,000	112,745	1.66
c	Greyhawk Funding LLC	2.020%–2.540%, 01/07/05–05/17/05	72,425,000	72,307	1.07
c	Greyhawk Funding LLC	2.290%, 01/19/05	75,300,000	75,210	1.11
	Household Finance Corp	2.250%, 02/03/05	40,000,000	39.911	0.59

58 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Money Market Account |	Summary portfolio of investments December 31, 2004	continued

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS

	COMMERCIAL PAPER — (continued)
c	Kitty Hawk Funding Corp	.2.160%–2.455%, 01/06/05–03/21/05	$101,065,000	$100,821	1.49%
c	Kitty Hawk Funding Corp	2.060%, 01/27/05	49,130,000	49,045	0.72
c	Links Finance LLC	2.000%–2.440%, 01/07/05–03/10/05	103,595,000	103,303	1.52
c	Links Finance LLC	2.390%, 03/08/05	46,570,000	46,360	0.68
	Morgan Stanley
	Dean Witter	2.330%–2.340%, 01/06/05–01/28/05	85,200,000	85,085	1.25
	Paccar Financial Corp	2.350%, 03/01/05	36,450,000	36,303	0.54
c	Park Avenue Receivables
	Corp	2.190%–2.280%, 01/04/05–02/04/05	116,029,000	115,894	1.71
c	Preferred Receivables
	Funding Corp	2.210%–2.350%, 01/12/05–01/31/05	88,316,000	88,192	1.30
c	Preferred Receivables Funding Corp	2.370%, 02/17/05	45,417,000	45,270	0.67
	Private Export Funding
	Corp	1.800%–2.500%, 01/05/05–05/24/05	135,550,000	135,050	1.99
c	Proctor & Gamble	2.190%–2.340%, 01/14/05–02/22/05	81,845,000	81,690	1.20
	Rabobank USA Financial Corp	2.020%, 01/28/05	36,200,000	36,134	0.53
c	Ranger Funding Co LLC	2.200%–2.370%, 01/05/05–03/14/05	96,128,000	95,964	1.42
c	Ranger Funding Co LLC	2.330%, 01/18/05	50,000,000	49,942	0.74
c	Royal Bank of Scotland plc	2.180%, 01/11/05	35,970,000	35,946	0.53
c	Sigma Finance, Inc	2.030%, 01/13/05	41,200,000	41,167	0.61
c	Sigma Finance, Inc	2.370%, 02/25/05	44,000,000	43,828	0.65
	Societe Generale North
	America, Inc	2.175%–2.450%, 02/01/05–03/28/05	80,000,000	79,757	1.18
	UBS Finance,
	(Delaware), Inc	2.020%–2.350%, 01/20/05–02/28/05	101,270,000	101,052	1.48
	UBS Finance, (Delaware), Inc	2.360%, 02/24/05	49,000,000	48,815	0.73
c	Variable Funding Capital Corp	2.220%, 01/24/05	40,000,000	39,940	0.59
c	Yorktown Capital, LLC	2.190%–2.420%, 01/12/05–03/14/05	142,436,000	142,169	2.10
	Other			686,044	10.11

				4,425,292	65.26

	MEDIUM TERM NOTES			155,978	2.30

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	1.950%, 01/14/05	37,151,000	37,120	0.55
	FHLB	1.200%–2.290%, 01/12/05–04/15/05	182,148,000	181,597	2.67
	Federal Home Loan Mortgage Corp
	(FHLMC)	1.510%–2.720%, 01/05/05–10/18/05	211,815,000	210,648	3.10
	FHLMC	1.890%, 01/10/05	48,445,000	48,417	0.71
	FHLMC	1.875%, 01/15/05	36,675,000	36,669	0.54
	FHLMC	2.320%, 02/22/05	69,450,000	69,211	1.03
	FHLMC	1.870%, 02/28/05	38,538,000	38,389	0.57
	FHLMC	2.490%, 04/26/05	47,464,000	47,079	0.69
	Federal National Mortgage Association
	(FNMA)	1.240%–2.480%, 01/07/05–05/16/05	244,474,000	243,600	3.58
	FNMA	2.270%, 02/02/05	61,693,000	61,564	0.91

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 59

CREF Money Market Account |	Summary portfolio of investments December 31, 2004	concluded

			VALUE	% OF NET
ISSUER		PRINCIPAL	(000)	ASSETS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES — (continued)
Federal National Mortgage Association
(FNMA)	2.240%, 02/09/05	$50,000,000	$49,874	0.75%
FNMA	2.270%, 02/14/05	36,670,000	36,561	0.54
FNMA	2.250%, 02/16/05	60,000,000	59,818	0.88
FNMA	2.540%, 05/04/05	41,800,000	41,426	0.61
Other			494	0.01

			1,162,467	17.14

VARIABLE NOTES			99,049	1.46

TOTAL SHORT-TERM INVESTMENTS (Cost $6,774,377)			6,772,780	99.87

TOTAL PORTFOLIO (Cost $6,774,377)			6,772,780	99.87%
OTHER ASSETS AND LIABILITIES, NET			8,530	0.13

	NET ASSETS		$6,781,310	100.00%

c	Commercial paper issued under the private placement exemption under Section 4(2) of the Securities Act of 1933.

60 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2004

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	CORPORATE BONDS
	HEALTH SERVICES		$125	0.00%

	TOTAL CORPORATE BONDS (Cost $30)		125	0.00

	PREFERRED STOCKS
	HEALTH SERVICES		87	0.00

	TOTAL PREFERRED STOCKS (Cost $69)		87	0.00

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		914	0.01

	AGRICULTURAL PRODUCTION-LIVESTOCK		229	0.00

	AMUSEMENT AND RECREATION SERVICES		19,449	0.22

	APPAREL AND ACCESSORY STORES		54,672	0.61

	APPAREL AND OTHER TEXTILE PRODUCTS		15,370	0.17

	AUTO REPAIR, SERVICES AND PARKING		3,558	0.04

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		15,935	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	1,527,402	65,281	0.73
	Other		38,103	0.42

			103,384	1.15

	BUSINESS SERVICES
	Microsoft Corp	6,262,061	167,260	1.85
*	Oracle Corp	2,573,426	35,307	0.39
	Other		418,071	4.64

			620,638	6.88

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	1,065,219	49,692	0.55
*	Amgen, Inc	882,790	56,631	0.63
	Bristol-Myers Squibb Co	1,328,706	34,041	0.38
	Lilly (Eli) & Co	665,116	37,745	0.42
	Merck & Co, Inc	1,519,766	48,845	0.54
	Pfizer, Inc	5,210,585	140,113	1.55
	Procter & Gamble Co	1,759,988	96,940	1.07
	Wyeth	909,685	38,743	0.43
	Other		399,054	4.43

			901,804	10.00

	COAL MINING		9,105	0.10

	COMMUNICATIONS
	BellSouth Corp	1,253,191	34,826	0.39
	SBC Communications, Inc	2,262,352	58,301	0.65
	Verizon Communications, Inc	1,893,660	76,712	0.85
	Viacom, Inc (Class B)	1,014,058	36,902	0.41
	Other		234,862	2.60

			441,603	4.90

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 61

CREF Equity Index Account |	Summary portfolio of investments December 31, 2004	continued

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS

DEPOSITORY INSTITUTIONS
Bank of America Corp	2,778,154	$130,545	1.45%
Citigroup, Inc	3,530,759	170,112	1.89
JPMorgan Chase & Co	2,427,637	94,702	1.05
U.S. Bancorp	1,291,727	40,457	0.45
Wachovia Corp	1,095,705	57,634	0.64
Wells Fargo & Co	1,152,420	71,623	0.79
Other		347,785	3.85

		912,858	10.12

EATING AND DRINKING PLACES		65,242	0.72

EDUCATIONAL SERVICES		19,224	0.21

ELECTRIC, GAS, AND SANITARY SERVICES		337,283	3.74

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	7,206,079	263,022	2.92
Intel Corp	4,406,277	103,063	1.14
Qualcomm, Inc	1,104,031	46,811	0.52
Other		293,375	3.25

		706,271	7.83

ENGINEERING AND MANAGEMENT SERVICES		82,514	0.91

FABRICATED METAL PRODUCTS		65,782	0.73

FISHING, HUNTING, AND TRAPPING		29	0.00

FOOD AND KINDRED PRODUCTS
Coca-Cola Co	1,439,033	59,907	0.67
PepsiCo, Inc	1,164,645	60,794	0.67
Other		149,766	1.66

		270,467	3.00

FOOD STORES		44,998	0.50

FORESTRY		11,090	0.12

FURNITURE AND FIXTURES		29,385	0.32

FURNITURE AND HOMEFURNISHINGS STORES		34,505	0.38

GENERAL BUILDING CONTRACTORS		39,795	0.44

GENERAL MERCHANDISE STORES
Wal-Mart Stores, Inc	1,753,750	92,633	1.02
Other		108,001	1.20

		200,634	2.22

HEALTH SERVICES		74,905	0.83

HEAVY CONSTRUCTION, EXCEPT BUILDING		954	0.01

HOLDING AND OTHER INVESTMENT OFFICES		252,982	2.80

HOTELS AND OTHER LODGING PLACES		34,360	0.38

62 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	534,935	$43,902	0.49%
*	Cisco Systems, Inc	4,606,346	88,902	0.99
*	Dell, Inc	1,725,225	72,701	0.81
	Hewlett-Packard Co	2,088,083	43,787	0.49
d	International Business Machines Corp	1,149,999	113,367	1.25
	Other		271,177	3.00

			633,836	7.03

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	827,055	41,080	0.46
	Other		232,051	2.57

			273,131	3.03

	INSURANCE AGENTS, BROKERS AND SERVICE		30,232	0.34

	INSURANCE CARRIERS
	American International Group, Inc	1,568,266	102,988	1.14
	UnitedHealth Group, Inc	456,225	40,161	0.45
	Other		303,170	3.36

			446,319	4.95

	JUSTICE, PUBLIC ORDER AND SAFETY		159	0.00

	LEATHER AND LEATHER PRODUCTS		9,908	0.11

	LEGAL SERVICES		361	0.00

	LOCAL AND INTERURBAN PASSENGER TRANSIT		1,720	0.02

	LUMBER AND WOOD PRODUCTS		11,585	0.13

	METAL MINING		25,086	0.28

	MISCELLANEOUS MANUFACTURING INDUSTRIES		14,144	0.16

	MISCELLANEOUS RETAIL
*	eBay, Inc	355,516	41,339	0.46
	Other		92,308	1.02

			133,647	1.48

	MOTION PICTURES
*	Time Warner, Inc	2,986,956	58,066	0.64
	Walt Disney Co	1,404,811	39,054	0.44
	Other		26,340	0.29

			123,460	1.37

	NONDEPOSITORY INSTITUTIONS
	American Express Co	771,903	43,512	0.48
	Fannie Mae	660,558	47,038	0.52
	Freddie Mac	469,628	34,612	0.38
	Other		91,005	1.02

			216,167	2.40

	NONMETALLIC MINERALS, EXCEPT FUELS		4,368	0.05

	OIL AND GAS EXTRACTION		162,179	1.80

	PAPER AND ALLIED PRODUCTS		63,579	0.70

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 63

CREF Euqity Index Account |	Summary portfolio of investments December 31, 2004	continued

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS

PERSONAL SERVICES		$15,824	0.18%

PETROLEUM AND COAL PRODUCTS
ChevronTexaco Corp	1,463,206	76,833	0.85
ConocoPhillips	468,918	40,716	0.45
ExxonMobil Corp	4,465,934	228,924	2.54
Other		33,991	0.38

		380,464	4.22

PRIMARY METAL INDUSTRIES		52,874	0.59

PRINTING AND PUBLISHING		72,687	0.81

RAILROAD TRANSPORTATION		42,684	0.47

REAL ESTATE		9,088	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		22,827	0.25

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc	656,024	39,211	0.43
Morgan Stanley	748,832	41,575	0.47
Other		107,577	1.19

		188,363	2.09

SOCIAL SERVICES		726	0.01

SPECIAL TRADE CONTRACTORS		2,968	0.03

STONE, CLAY, AND GLASS PRODUCTS		15,371	0.17

TOBACCO PRODUCTS
Altria Group, Inc	1,398,612	85,455	0.95
Other		15,823	0.17

		101,278	1.12

TRANSPORTATION BY AIR		37,765	0.42

TRANSPORTATION EQUIPMENT
United Technologies Corp	351,090	36,285	0.40
Other		193,599	2.15

		229,884	2.55

TRANSPORTATION SERVICES		12,256	0.14

TRUCKING AND WAREHOUSING		45,540	0.50

WATER TRANSPORTATION		3,666	0.04

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	2,025,809	128,477	1.42
Other		39,642	0.44

		168,119	1.86

64 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2004	concluded

			VALUE	% OF NET
COMPANY/ISSUER		PRINCIPAL	(000)	ASSETS

WHOLESALE TRADE-NONDURABLE GOODS			$65,637	0.73%

TOTAL COMMON STOCKS (Cost $7,389,607)			8,987,841	99.65

SHORT-TERM INVESTMENTS
COMMERCIAL PAPER			108,263	1.20

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA)	1.140%–2.480%, 01/03/05–04/29/05	$129,850,000	129,621	1.44
Other			9,802	0.11

			139,423	1.55

TOTAL SHORT-TERM INVESTMENTS (Cost $247,715)			247,686	2.75

TOTAL PORTFOLIO (Cost $7,637,421)			9,235,739	102.40%
			(216,750)	(2.40)

			$9,018,989	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

Restricted securities held by the Account are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE

McLeod (Escrow)	05/14/02	$—	$—
National Health Investors, Inc	01/10/01	30,000	125,000
Priority Healthcare Corp (Class A)	01/04/99	67,236	121,000
Wiltel Communications Group (Rts)	12/04/03	—	—

		$97,236	$246,000

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 65

CREF Bond Market Account |	Summary portfolio of investments December 31, 2004

	VALUE	% OF NET
ISSUER	(000)	ASSETS

BONDS

CORPORATE BONDS
AGRICULTURAL SERVICES	$5,535	0.10%

AMUSEMENT AND RECREATION SERVICES	4,458	0.08

AUTO REPAIR, SERVICES AND PARKING	3,366	0.06

ASSET BACKED	112,999	2.09

BUSINESS SERVICES	10,433	0.19

CHEMICALS AND ALLIED PRODUCTS	39,558	0.73

COMMUNICATIONS	134,011	2.47

DEPOSITORY INSTITUTIONS	171,834	3.17

ELECTRIC, GAS, AND SANITARY SERVICES	98,827	1.82

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,592	0.14

FABRICATED METAL PRODUCTS	6,853	0.13

FOOD AND KINDRED PRODUCTS	45,184	0.83

FOOD STORES	9,051	0.17

FORESTRY	5,972	0.11

FURNITURE AND FIXTURES	3,655	0.07

GENERAL BUILDING CONTRACTORS	19,907	0.37

GENERAL MERCHANDISE STORES	17,414	0.32

HEALTH SERVICES	4,172	0.08

HOLDING AND OTHER INVESTMENT OFFICES	25,785	0.48

HOTELS AND OTHER LODGING PLACES	5,122	0.09

INDUSTRIAL MACHINERY AND EQUIPMENT	12,064	0.22

INSURANCE CARRIERS	37,784	0.70

METAL MINING	18,711	0.34

MISCELLANEOUS MANUFACTURING INDUSTRIES	3,626	0.07

MISCELLANEOUS RETAIL	10,337	0.19

MOTION PICTURES	37,023	0.68

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS	3,528	0.07

NONDEPOSITORY INSTITUTIONS	176,509	3.26

OIL AND GAS EXTRACTION	49,823	0.92

OTHER MORTGAGE BACKED SECURITIES	144,699	2.67

PAPER AND ALLIED PRODUCTS	22,489	0.42

PERSONAL SERVICES	1,527	0.03

PETROLEUM AND COAL PRODUCTS	29,792	0.55

66 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Bond Market Account |	Summary portfolio of investments December 31, 2004	continued

					VALUE	% OF NET
	ISSUER		RATING†	PRINCIPAL	(000)	ASSETS

	PIPELINES, EXCEPT NATURAL GAS				$5,621	0.11%

	PRIMARY METAL INDUSTRIES				6,618	0.12

	PRINTING AND PUBLISHING				14,129	0.26

	RAILROAD TRANSPORTATION				22,939	0.42

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,818	0.03

	SECURITY AND COMMODITY BROKERS				71,029	1.32

	STONE, CLAY, AND GLASS PRODUCTS				4,521	0.08

	TOBACCO PRODUCTS				1,288	0.02

	TRANSPORTATION BY AIR				7,378	0.14

	TRANSPORTATION EQUIPMENT				65,134	1.21

	WHOLESALE TRADE-DURABLE GOODS				5,034	0.09

	WHOLESALE TRADE-NONDURABLE GOODS				17,292	0.32

		TOTAL CORPORATE BONDS	(Cost $1,357,374)		1,502,441	27.74

	GOVERNMENT BONDS
	AGENCY SECURITIES
	Federal Home Loan Bank (FHLB)	1.875%, 02/15/05	Aaa	80,140,000	80,083	1.48
	FHLB	2.500%, 04/11/06	Aaa	36,000,000	35,740	0.66
	FHLB	2.875%, 05/22/06	Aaa	33,050,000	32,944	0.61
	FHLB	2.250%, 09/01/06	Aaa	110,050,000	108,409	1.99
	Federal Home Loan Mortgage Corp
	(FHLMC)	1.875%, 02/15/06	Aaa	75,000,000	74,043	1.37
e	FHLMC	7.000%, 03/15/10	Aaa	88,000,000	100,432	1.85
	FHLMC	5.875%, 03/21/11	Aa2	36,399,000	39,298	0.73
	FHLMC	6.375%, 08/01/11	Aa2	30,000,000	31,098	0.57
e	FHLMC	5.000%, 07/15/14	Aaa	31,800,000	32,839	0.61
	Federal National Mortgage Association
	(FNMA)	5.000%, 01/15/07	Aaa	37,000,000	38,219	0.71
	FNMA	3.410%, 08/30/07	Aaa	45,500,000	45,346	0.84
	FNMA	3.375%, 12/15/08	Aaa	38,520,000	38,024	0.70
	FNMA	7.125%, 06/15/10	Aaa	29,000,000	33,333	0.62
e	FNMA	4.625%, 10/15/14	Aaa	44,000,000	44,033	0.81
	Other				149,924	2.77

					883,765	16.32

	FOREIGN GOVERNMENT BONDS				107,812	1.99

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 67

CREF Bond Market Account |	Summary portfolio of investments December 31, 2004	continued

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	4.500%–8.000%, 09/01/10–02/01/34	195,342,284	$199,346	3.68%
h	FGLMC	4.500%, 01/15/20	42,000,000	41,843	0.77
	FGLMC	6.000%, 01/15/34	71,000,000	73,330	1.35
h	Federal National Mortgage Association
	(FNMA)	5.500%, 01/25/34	177,000,000	179,655	3.32
	FNMA	4.500%–9.000%, 12/01/08–04/01/34	534,593,670	541,065	9.98
h	FNMA	5.000%, 02/25/35	72,000,000	71,235	1.31
d	FNMA	5.500%, 04/01/18	51,106,701	52,862	0.98
h	FNMA	5.000%, 01/25/19	35,000,000	35,547	0.66
h	FNMA	6.000%, 01/25/32	216,000,000	223,290	4.12
h	FNMA	6.500%, 01/25/32	102,000,000	106,941	1.98
d	FNMA	5.000%, 03/01/34	109,381,519	108,740	2.02
	FNMA	5.000%, 03/01/34	42,136,320	41,889	0.77
d	Government National Mortgage Association
	(GNMA)	5.500%, 09/20/33	34,905,972	35,652	0.66
	GNMA	6.000%, 01/20/34	45,210,465	46,833	0.86
	Other			47,518	0.88

				1,805,746	33.34

	U.S. TREASURY SECURITIES
	U.S. Treasury Bond	8.000%, 11/15/21	270,490,000	371,394	6.85
e	U.S. Treasury Bond	5.375%, 02/15/31	41,865,000	45,260	0.84
d	U.S. Treasury Note	10.000%, 05/15/10	227,000,000	233,202	4.31
e	U.S. Treasury Note	1.875%–6.500%, 08/31/05–11/15/14	103,987,975	104,691	1.94
d,e	U.S. Treasury Note	2.750%, 06/30/06	54,550,000	54,405	1.00
d	U.S. Treasury Note	3.875%, 01/15/09	59,588,096	66,826	1.23
e	U.S. Treasury Note	3.125%, 04/15/09	33,700,000	33,188	0.61
e	U.S. Treasury Note	3.500%, 11/15/09	50,430,000	50,196	0.93
e,k	U.S. Treasury Inflation Indexed Note	3.500%, 12/15/09	71,925,000	71,580	1.32

				1,030,742	19.03

		TOTAL GOVERNMENT BONDS	(Cost $3,929,972)	3,828,065	70.68

		TOTAL BONDS	(Cost $5,287,346)	5,330,506	98.42

		TIAA-CREF MUTUAL FUNDS	(Cost $3,294)	3,681	0.07

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER
c,d	Abbott Laboratories	2.170%, 01/20/05	35,000,000	34,956	0.65
d	American Honda Finance Corp	2.250%, 01/18/05	35,000,000	34,960	0.65
c	BellSouth Corp	2.280%, 01/05/05	35,000,000	34,989	0.65
d	Campbell Soup Co	2.230%, 01/03/05	33,500,000	33,493	0.62
c,d	Gannett Co, Inc	2.200%, 01/19/05	31,100,000	31,063	0.57
c,d	Pfizer, Inc	2.260%, 01/13/05	35,000,000	34,972	0.65
	United Parcel Service, Inc	1.900%, 01/03/05	35,000,000	34,993	0.64
c,d	United Technologies Corp	2.270%, 01/10/05	35,000,000	34,979	0.65
	Other			144,886	2.67

				419,291	7.75

68 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Bond Market Account |	Summary portfolio of investments December 31, 2004	continued

					VALUE	% OF NET
	ISSUER			PRINCIPAL	(000)	ASSETS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	1.860%, 01/04/05		$50,000,000	$49,988	0.92%
	d FHLB	1.900%, 01/06/05		50,000,000	49,982	0.92
	FHLB	1.920%, 01/10/05		33,400,000	33,380	0.62
d	FHLB	2.200%, 01/28/05		40,000,000	39,932	0.74
d	Federal National Mortgage Association
	(FNMA)	1.140%, 01/03/05		96,628,000	96,611	1.79
	FNMA	2.180%, 01/04/05		51,147,000	51,135	0.94
d	FNMA	1.240%, 01/07/05		39,996,000	39,979	0.74
d	FNMA	2.250%, 01/21/05		50,000,000	49,937	0.92
	Other				49,964	0.92

					460,908	8.51

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	REPURCHASE AGREEMENTS
	Bear Stearns & Co. 2.250% Dated 12/31/2004,			52,191,000	52,194	0.97
	Due 01/03/2005 In The Amount Of $52,204,048
	Fully Collateralized as follows:
	Federal Home Loan Bank
	(FHLB)	2.250%–5.125% , 03/06/2006–08/13/2010	$28,898,919
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.000%–5.000%, 03/15/2007–07/15/2014	8,407,235
	Federal National Mortgage Association
	(FNMA)	0.000%–6.250%, 02/09/2007–05/15/2029	16,283,922

	Total Market Value		53,590,076
	Credit Suisse First Boston 2.260% Dated 12/31/2004,			90,000,000	90,028	1.66
	Due 01/03/2005 In The Amount Of $90,044,525
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	0.000%–6.7500%, 03/15/2011–03/15/2031	$77,900,568
	Federal National Mortgage Association
	FNMA)	7.125% , 06/15/2010–01/15/2030	13,126,614

Total Market Value			91,027,182
	Goldman Sachs & Co. 2.250% Dated 12/31/2004,			47,284,000	47,287	0.87
	Due 01/03/2005 In The Amount Of $47,295,821
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	2.750%–4.500%, 10/15/2006–06/15/2010	$23,730,658
	Federal National Mortgage Association
	(FNMA)	5.125%–5.250% , 06/15/2006–12/15/2007	24,625,249

	Total Market Value		48,355,907

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 69

CREF Bond Market Account |	Summary portfolio of investments December 31, 2004	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS

Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,			$84,624,000	$84,629	1.56%
Due 01/03/2005 In The Amount Of $84,645,344
Fully Collateralized as follows:
Federal Home Loan Mortgage Corp
(FHLMC)	5.750%, 01/15/2012	$40,301,704
Federal National Mortgage Association
(FNMA)	5.500%, 03/15/2011	46,014,300

Total Market Value		86,316,004
Morgan Stanley & Co. Inc, 2.260% Dated 6/30/2004,			70,000,000	70,005	1.29

Due 01/03/2005 In The Amount Of $70,017,577
Fully Collateralized as follows:
Federal Farm Credit Bank (FFCB)	0.000%, 07/06/2006	$4,713,186
Federal Home Loan Bank
(FHLB)	0.000%, 08/04/2005–08/21/2018	52,779,941
Federal Home Loan Mortgage Corp
(FHLMC)	0.000%, 07/14/2006–02/20/2014	3,040,546
Federal National Mortgage Association
(FNMA)	0.000%–3.375%, 01/07/2005–11/09/2007	10,868,386

Total Market Value		71,402,059
				344,143	6.35

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,224,402)		1,224,342	22.61

	TOTAL PORTFOLIO	(Cost $6,515,042)		6,558,529	121.10%
	OTHER ASSETS AND LIABILITIES, NET			(1,142,591)	(21.10)

	NET ASSETS			$5,415,938	100.00%

c	Commercial paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
†	As provided by Moody’s Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

70 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004

	VALUE	% OF NET
ISSUER	(000)	ASSETS

CORPORATE BONDS

AUTOMOTIVE DEALERS AND SERVICE STATIONS	$1,837	0.03%

ASSET BACKED	46,059	0.65

BUSINESS SERVICES	16,651	0.24

CHEMICALS AND ALLIED PRODUCTS	49,277	0.70

COMMUNICATIONS	68,283	0.98

DEPOSITORY INSTITUTIONS	110,259	1.57

EATING AND DRINKING PLACES	5,383	0.08

ELECTRIC, GAS, AND SANITARY SERVICES	23,010	0.33

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,302	0.06

FABRICATED METAL PRODUCTS	3,205	0.05

FOOD AND KINDRED PRODUCTS	25,431	0.36

FOOD STORES	10,520	0.15

FURNITURE AND FIXTURES	5,964	0.09

GENERAL BUILDING CONTRACTORS	20,643	0.29

GENERAL MERCHANDISE STORES	6,386	0.09

HEALTH SERVICES	3,096	0.04

HOLDING AND OTHER INVESTMENT OFFICES	11,835	0.17

INDUSTRIAL MACHINERY AND EQUIPMENT	24,301	0.35

INSTRUMENTS AND RELATED PRODUCTS	10,296	0.15

INSURANCE CARRIERS	41,502	0.59

MISCELLANEOUS MANUFACTURING INDUSTRIES	3,006	0.04

MISCELLANEOUS RETAIL	5,014	0.07

MOTION PICTURES	15,090	0.22

NONDEPOSITORY INSTITUTIONS	102,891	1.47

OIL AND GAS EXTRACTION	21,287	0.30

OTHER MORTGAGE BACKED SECURITIES	54,290	0.78

PAPER AND ALLIED PRODUCTS	9,076	0.13

PETROLEUM AND COAL PRODUCTS	4,933	0.07

PIPELINES, EXCEPT NATURAL GAS	2,886	0.04

PRIMARY METAL INDUSTRIES	5,449	0.08

RAILROAD TRANSPORTATION	6,233	0.09

SECURITY AND COMMODITY BROKERS	14,577	0.21

TRANSPORTATION BY AIR	5,020	0.07

TRANSPORTATION EQUIPMENT	8,519	0.12

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 71

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	continued

					VALUE	% OF NET
	ISSUER		RATING†	PRINCIPAL	(000)	ASSETS

	WHOLESALE TRADE-DURABLE GOODS				$6,749	0.10%

	WHOLESALE TRADE-NONDURABLE GOODS				3,828	0.05

		TOTAL CORPORATE BONDS	(Cost $741,908)		757,088	10.81

	GOVERNMENT BONDS
	AGENCY SECURITIES
	Federal Home Loan Bank (FHLB)	2.500%, 04/11/06	Aaa	$50,000,000	49,639	0.71
	FHLB	2.625%–2.875%, 05/22/06–10/16/06	Aaa	34,000,000	33,864	0.48
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	7.000%, 07/15/05	Aaa	40,000,000	40,895	0.58
	Federal National Mortgage Association
	(FNMA)	3.375%–7.125%, 03/15/07–10/15/14		106,425,000	111,248	1.59
	Other				153,084	2.19

					388,730	5.55

	FOREIGN GOVERNMENT BONDS				20,716	0.30

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	4.500%–6000%, 10/01/18–02/01/34		107,413,947	108,705	1.55
	Federal National Mortgage Association
	(FNMA)	5.000%–5.500%, 01/25/19–02/25/35		161,000,000	163,211	2.33
	FNMA	4.358%–6.000%, 06/01/11–03/01/34		152,128,029	152,208	2.17
h	FNMA	5.000%–5.500%, 11/01/18–01/01/34		100,379,481	102,183	1.46
h	FNMA	6.000%–6.500%, 01/25/32		103,000,000	106,844	1.53
	Other				278,328	3.98

					911,479	13.02

	U.S. TREASURY SECURITIES
	U.S. Treasury Note	10.000%, 05/15/10		83,283,000	85,558	1.22
e	U.S. Treasury Bond	5.375%–8.000%, 11/15/21–02/15/31		170,590,000	226,552	3.24
e	U.S. Treasury Note	2.375%–4.250%, 06/30/06–11/15/14		183,420,000	182,237	2.60
e,k	U.S. Treasury Inflation
	Indexed Note	1.875%–3.875%, 1/15/09–07/15/13		49,647,373	53,744	0.77

					548,091	7.83

		TOTAL GOVERNMENT BONDS	(Cost $1,863,729)		1,869,016	26.70

		TOTAL BONDS	(Cost $2,605,637)		2,626,104	37.51

	PREFERRED STOCKS
	HEALTH SERVICES				75	0.00

		TOTAL PREFERRED STOCKS	(Cost $59)		75	0.00

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES				2,103	0.03

	APPAREL AND ACCESSORY STORES				21,387	0.31

	APPAREL AND OTHER TEXTILE PRODUCTS				2,480	0.04

72 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	AUTO REPAIR, SERVICES AND PARKING		$578	0.01%

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		3,407	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	1,004,126	42,916	0.61
	Other		19,998	0.29

			62,914	0.90

	BUSINESS SERVICES
	Microsoft Corp	3,434,236	91,728	1.31
	Other		167,352	2.39

			259,080	3.70

	CHEMICALS AND ALLIED PRODUCTS
e*	Amgen, Inc	592,822	38,030	0.54
	Merck & Co, Inc	1,366,558	43,921	0.63
	Procter & Gamble Co	1,331,138	73,319	1.05
	Other		221,345	3.16

			376,615	5.38

	COMMUNICATIONS
	SBC Communications, Inc	1,721,495	44,363	0.63
	Verizon Communications, Inc	1,181,695	47,870	0.68
	Other		114,388	1.64

			206,621	2.95

	DEPOSITORY INSTITUTIONS
e	J.P. Morgan Chase & Co	2,016,984	78,683	1.12
	U.S. Bancorp	1,264,912	39,617	0.57
	Wachovia Corp	1,009,185	53,083	0.76
e	Wells Fargo & Co	1,011,988	62,895	0.90
	Other		166,582	2.38

			400,860	5.73

	EATING AND DRINKING PLACES
e	McDonald’s Corp	1,175,801	37,696	0.54
	Other		7,165	0.10

			44,861	0.64

	EDUCATIONAL SERVICES		6,685	0.10

	ELECTRIC, GAS, AND SANITARY SERVICES		217,199	3.10

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	437,600	30,676	0.44
	Intel Corp	2,578,710	60,316	0.86
	Other		136,498	1.95

			227,490	3.25

	ENGINEERING AND MANAGEMENT SERVICES		21,795	0.31

	FABRICATED METAL PRODUCTS		47,179	0.67

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 73

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	1,182,800	$49,240	0.70%
	PepsiCo, Inc	888,404	46,375	0.66
	Other		53,910	0.78

			149,525	2.14

	FOOD STORES		34,073	0.49

	FURNITURE AND FIXTURES		19,925	0.28

	FURNITURE AND HOMEFURNISHINGS STORES		12,618	0.18

	GENERAL BUILDING CONTRACTORS		24,583	0.35

	GENERAL MERCHANDISE STORES		64,105	0.92

	HEALTH SERVICES		23,617	0.33

	HOLDING AND OTHER INVESTMENT OFFICES
e	Washington Mutual, Inc	817,462	34,562	0.49
	Other		100,167	1.43

			134,729	1.92

	HOTELS AND OTHER LODGING PLACES		2,615	0.04

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	531,744	43,640	0.62
*	Cisco Systems, Inc	2,560,427	49,416	0.71
*	Dell Inc	1,065,267	44,890	0.64
	International Business Machines Corp	780,057	76,898	1.10
	Other		131,663	1.88

			346,507	4.95

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	628,262	31,206	0.45
	Other		113,693	1.62

			144,899	2.07

	INSURANCE AGENTS, BROKERS AND SERVICE		27,760	0.40

	INSURANCE CARRIERS
	American International Group, Inc	1,184,836	77,808	1.11
	UnitedHealth Group, Inc	355,804	31,321	0.45
	Other		140,919	2.01

			250,048	3.57

	LEATHER AND LEATHER PRODUCTS		3,474	0.05

	LOCAL AND INTERURBAN PASSENGER TRANSIT		250	0.00

	LUMBER AND WOOD PRODUCTS		484	0.01

	METAL MINING		8,442	0.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES		12,527	0.18

	MISCELLANEOUS RETAIL		71,395	1.02

74 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS

	MOTION PICTURES
*	Time Warner Inc	2,023,699	$39,341	0.56%
e	Walt Disney Co	1,120,995	31,164	0.45
	Other		21,253	0.30

			91,758	1.31

	NONDEPOSITORY INSTITUTIONS
e	American Express Co	782,671	44,119	0.63
	Fannie Mae	691,746	49,259	0.70
	Freddie Mac	454,702	33,512	0.48
	Other		72,473	1.03

			199,363	2.84

	NONMETALLIC MINERALS, EXCEPT FUELS		7,453	0.11

	OIL AND GAS EXTRACTION		164,741	2.35

	PAPER AND ALLIED PRODUCTS		31,847	0.45

	PERSONAL SERVICES		29	0.00

	PETROLEUM AND COAL PRODUCTS		28,933	0.41

	PRIMARY METAL INDUSTRIES		41,047	0.59

	PRINTING AND PUBLISHING		33,537	0.48

	RAILROAD TRANSPORTATION		20,892	0.30

	REAL ESTATE		73	0.00

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		3,160	0.05

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	547,929	32,750	0.47
	Other		55,687	0.79

			88,437	1.26

	SPECIAL TRADE CONTRACTORS		209	0.00

	STONE, CLAY, AND GLASS PRODUCTS		9,451	0.13

	TRANSPORTATION BY AIR		31,321	0.45

	TRANSPORTATION EQUIPMENT		54,354	0.78

	TRANSPORTATION SERVICES		3,573	0.05

	TRUCKING AND WAREHOUSING
e	United Parcel Service, Inc (Class B)	374,335	31,991	0.46

			31,991	0.46

	WATER TRANSPORTATION		287	0.00

	WHOLESALE TRADE-DURABLE GOODS
	Johnson & Johnson	1,651,142	104,715	1.50
	Other		20,206	0.28

			124,921	1.78

	WHOLESALE TRADE-NONDURABLE GOODS		43,092	0.62

	TOTAL COMMON STOCKS	(Cost $3,060,748)	4,243,299	60.61

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 75

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	continued

					VALUE	% OF NET
	ISSUER			PRINCIPAL	(000)	ASSETS

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER				$191,440	2.73%

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	1.000%–1.860%, 01/03/05–01/04/05		$47,402,000	47,392	0.68
	FHLB	1.900%, 01/06/05		50,000,000	49,982	0.71
d	FHLB	2.200%, 01/28/05		40,000,000	39,932	0.57
	Federal National Mortgage Association
	(FNMA)	1.140%, 01/03/05		55,000,000	54,990	0.78
d	FNMA	2.180%, 01/04/05		41,700,000	41,690	0.60
d	FNMA	2.180%, 01/03/05		55,000,000	54,957	0.78
d	FNMA	2.170%, 01/20/05		25,000,000	24,970	0.36

					313,913	4.48

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	REPURCHASE AGREEMENTS
	Bear Stearns & Co. 2.250% Dated 12/31/2004,			5,236,000	5,236	0.08
	Due 01/03/2005 In The Amount Of $5,237,309
	Fully Collateralized as follows:
	Federal Home Loan Bank
	(FHLB)	2.250%–5.125%, 03/06/2006–08/13/2010	$2,899,250
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.000%–6.2500%, 03/15/2007–05/15/2029	1,037,763
	Federal National Mortgage Association
	(FNMA)	0.000%–5.050%, 02/09/2007–05/21/2018	1,439,348

	Total Market Value		5,376,361
	Credit Suisse First Boston 2.260% Dated 12/31/2004,			85,000,000	85,026	1.21
	Due 01/03/2005 In The Amount Of $85,042,051
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	0.000%–6.7500%, 03/15/2011–03/15/2031	$73,572,759
	Federal National Mortgage Association
	(FNMA)	7.125%, 06/15/2010–01/15/2030	12,397,357

	Total Market Value		85,970,116
	Goldman Sachs & Co. 2.250% Dated 12/31/2004,			23,261,000	23,263	0.33
	Due 01/03/2005 In The Amount Of $23,266,815
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	2.750%–4.500%, 10/15/2006–06/15/2010	$11,674,115
	Federal National Mortgage Association
	(FNMA)	5.125%–5.250%, 06/15/2006–12/15/2007	12,114,201

	Total Market Value		23,788,316
	Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,			76,313,000	76,318	1.09
	Due 01/03/2005 In The Amount Of $76,332,248
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	5.750%, 01/15/2012	$36,343,637
	Federal National Mortgage Association
	(FNMA)	5.500%, 03/15/2011	41,495,194

	Total Market Value		77,838,831

76 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2004	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS

Morgan Stanley & Co. Inc, 2.260% Dated 6/30/2004,			$55,000,000	$55,003	0.79%

Due 01/03/2005 In The Amount Of $55,013,811
Fully Collateralized as follows:
Federal Farm Credit Bank (FFCB)	0.000%, 07/06/2006	$$3,703,218
Federal Home Loan Bank
(FHLB)	0.000%, 08/04/2005–08/01/2017	41,469,954
Federal Home Loan Mortgage Corp
(FHLMC)	0.000%, 07/14/2006–02/20/2014	2,389,000
Federal National Mortgage Association
(FNMA)	0.000%–3.375%, 01/07/2005–03/15/2007	8,539,446

Total Market Value		56,101,618
				244,846	3.50

	TOTAL SHORT-TERM INVESTMENTS	(Cost $750,238)		750,199	10.71

	TOTAL PORTFOLIO	(Cost $6,416,682)		7,619,677	108.83%
	OTHER ASSETS AND LIABILITIES, NET			(618,063)	(8.83)

	NET ASSETS			$7,001,614	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
†	As provided by Moody’s Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 77

CREF Inflation-Linked Bond Account |	Summary portfolio of investments December 31, 2004

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
e,k	U.S. Treasury Inflation Indexed Note	3.375%, 01/15/07	$242,175,471	$256,553	7.49%
k	U.S. Treasury Inflation Indexed Note	3.625%, 01/15/08	248,693,628	270,999	7.91
e,k	U.S. Treasury Inflation Indexed Note	3.875%, 01/15/09	227,115,223	254,703	7.44
e,k	U.S. Treasury Inflation Indexed Note	4.250%, 01/15/10	155,892,095	180,835	5.28
e,k	U.S. Treasury Inflation Indexed Note	0.875%, 04/15/10	146,466,925	145,026	4.23
e,k	U.S. Treasury Inflation Indexed Note	3.500%, 01/15/11	153,668,979	174,534	5.10
k	U.S. Treasury Inflation Indexed Note	3.375%, 01/15/12	81,667,084	92,998	2.72
k	U.S. Treasury Inflation Indexed Note	3.000%, 07/15/12	291,265,454	325,035	9.49
k	U.S. Treasury Inflation Indexed Note	1.875%, 07/15/13	252,114,637	259,282	7.57
k	U.S. Treasury Inflation Indexed Note	2.000%, 01/15/14	262,722,552	271,989	7.94
e,k	U.S. Treasury Inflation Indexed Note	2.000%, 07/15/14	236,639,550	244,184	7.13
k	U.S. Treasury Inflation Indexed Bond	2.375%, 01/15/25	135,457,664	144,707	4.23
k	U.S. Treasury Inflation Indexed Bond	3.625%, 04/15/28	236,088,784	309,656	9.04
e,k	U.S. Treasury Inflation Indexed Bond	3.875%, 04/15/29	271,573,783	372,287	10.87
e,k	U.S. Treasury Inflation Indexed Bond	3.375%, 04/15/32	65,658,503	86,828	2.54

				3,389,616	98.98

		TOTAL GOVERNMENT BONDS	(Cost $3,170,939)	3,389,616	98.98

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER
c	UBS Finance, Inc (Delaware)	2.120%, 01/03/05	5,000,000	4,999	0.15

				4,999	0.15

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	REPURCHASE AGREEMENTS
	Bear Stearns & Co. 2.250% Dated 12/31/2004,		22,681,000	22,682	0.66
	Due 01/03/2005 In The Amount Of $22,686,671
	Fully Collateralized as follows:
	Federal Home Loan Bank
	(FHLB)	2.250%–5.125%, 03/06/2006–08/13/2010	12,558,801
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.000%–5.000%, 03/15/2007–07/15/2014	3,653,589
	Federal National Mortgage Association
	(FNMA)	3.500%–6.250%, 12/15/2009–05/15/2029	7,076,615

	Total Market Value		23,289,005
	Credit Suisse First Boston 2.260% Dated 12/31/2004,		25,000,000	25,002	0.73
	Due 01/03/2005 In The Amount Of $25,006,277
	Fully Collateralized as follows:
	Federal National Mortgage Association
	(FNMA)	3.550%–3.650%, 11/16/2007–11/30/2007	25,500,000

	Total Market Value		25,500,000

78 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

CREF Inflation-Linked Bond Account |	Summary portfolio of investments December 31, 2004	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS

Goldman Sachs & Co. 2.250% Dated 12/31/2004,			$23,200,000	$23,201	0.68%
Due 01/03/2005 In The Amount Of $23,205,800
Fully Collateralized as follows:
Federal Home Loan Mortgage Corp
(FHLMC)	2.750%–4.500%, 10/15/2006–06/15/2010	$11,643,500
Federal National Mortgage Association
(FNMA)	5.125%–5.250%, 06/15/2006–12/15/2007	12,082,433

Total Market Value		23,725,933
Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,		24,824,000		24,826	0.72
Due 01/03/2005 In The Amount Of $24,830,261
Fully Collateralized as follows:
Federal Home Loan Mortgage Corp
(FHLMC)	5.750%, 01/15/2012	$11,822,290
Federal National Mortgage Association
(FNMA)	5.500%, 03/15/2011	13,498,050

Total Market Value		25,320,340
Morgan Stanley & Co. Inc, 2.260% Dated 12/31/2004,		25,000,000		25,002	0.73

Due 01/03/2005 In The Amount Of $25,006,277
Fully Collateralized as follows:
Federal Farm Credit Bank (FFCB)	0.000%, 07/06/2006	$1,683,281
Federal Home Loan Bank
(FHLB)	0.000%, 03/17/2006–07/16/2021	17,144,855
Federal Home Loan Mortgage Corp
(FHLMC)	0.000%, 07/06/2006–02/20/2014	1,085,909
Federal National Mortgage Association
(FNMA)	0.000%–3.375%, 01/07/2005–09/29/2008	5,586,691

Total Market Value		25,500,736
				120,713	3.52

	TOTAL SHORT-TERM INVESTMENTS	(Cost $125,712)		125,712	3.67

	TOTAL PORTFOLIO	(Cost $3,296,651)		3,515,328	102.65%
	OTHER ASSETS AND LIABILITIES, NET			(90,685)	(2.65)

	NET ASSETS			$3,424,643	100.00%

c	Commercial paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
e	All or a portion of these securities are out on loan.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 79

Statements of assets and liabilities |	College Retirement Equities Fund December 31, 2004

	Stock	Growth	Global Equities	Money Market	Equity Index	Bond Market
(amounts in thousands, except amounts per accumulation unit)	Account	Account	Account	Account	Account	Account

ASSETS
Portfolio investments, at cost:
Unaffiliated issuers	$ 91,198,706	$10,921,522	$ 9,481,767	$6,774,377	$7,637,421	$6,511,748
Affiliated issuers	33,755	—	—	—	—	3,294

Total portfolio investments, at cost	91,232,461	10,921,522	9,481,767	6,774,377	7,637,421	6,515,042

Portfolio investments, at value:
Unaffiliated issuers	114,277,005	12,069,525	10,842,181	6,772,780	9,235,739	6,554,848
Affiliated issuers	49,355	—	—	—	—	3,681

Total portfolio investments, at value (including securities
loaned of $3,595,560, $384,697, $533,719, $—,
$216,020 and $336,133, respectively)	114,326,360	12,069,525	10,842,181	6,772,780	9,235,739	6,558,529
Cash	26,840	13,116	7,244	258	13,651	1,128
Cash – foreign (cost of $930 and $2,882, respectively)	938	—	2,874	—	—	—
Dividends and interest receivable	148,860	7,306	12,800	4,639	11,249	41,169
Receivable from securities transactions	348,868	34,317	31,849	85	1,647	130,718
Amounts due from TIAA	8,638	4,810	5,109	3,548	4,106	1,869

Total assets	114,860,504	12,129,074	10,902,057	6,781,310	9,266,392	6,733,413

LIABILITIES
Deposits for securities loaned-Note 3	3,802,573	419,124	560,723	—	224,352	344,143
Amount due to banks	43,154	29	38	—	83	—
Payable for securities transactions	232,633	56,177	29,815	—	22,928	973,332
Payable for variation margin on open futures contracts	318	—	205	—	40	—

Total liabilities	4,078,678	475,330	590,781	—	247,403	1,317,475

NET ASSETS
Accumulation Fund	95,028,020	11,435,018	10,050,446	6,553,688	8,812,812	5,246,934
Annuity Fund	15,753,806	218,726	260,830	227,622	206,177	169,004

Total net assets	$110,781,826	$11,653,744	$10,311,276	$6,781,310	$9,018,989	$5,415,938

Accumulation units outstanding – Notes 4 and 5	494,584	196,256	129,787	297,573	112,708	70,239

Net asset value per accumulation unit – Note 4	$192.14	$58.27	$77.44	$22.02	$78.19	$74.70

80 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 81

Statements of assets and liabilities |	College Retirement Equities Fund December 31, 2004	concluded

	Social Choice	Inflation-Linked Bond
(amounts in thousands, except amounts per accumulation unit)	Account	Account

ASSETS
Portfolio investments, at cost:
Unaffiliated issuers	$6,416,682	$3,296,651
Affiliated issuers	—	—

Total portfolio investments, at cost	6,416,682	3,296,651

Portfolio investments, at value:
Unaffiliated issuers	7,619,677	3,515,328
Affiliated issuers	—	—

Total portfolio investments, at value (including securities
loaned of $320,622 & $118,314, respectively)	7,619,677	3,515,328
Cash	19,537	132
Dividends and interest receivable	24,910	35,901
Receivable from securities transactions	29,121	83
Amounts due from TIAA	2,266	1,695

Total assets	7,695,511	3,553,139

LIABILITIES
Deposits for securities loaned-Note 3	330,959	120,713
Amount due to banks	691	—
Payable for securities transactions	362,247	7,783

Total liabilities	693,897	128,496

NET ASSETS
Accumulation Fund	6,764,931	3,290,430
Annuity Fund	236,683	134,213

Total net assets	$7,001,614	$3,424,643

Accumulation units outstanding – Notes 4 and 5	62,316	72,643

Net asset value per accumulation unit – Note 4	$108.56	$45.30

82 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

Statements of operations |	College Retirement Equities Fund Year Ended December 31, 2004

	Stock	Growth
(amounts in thousands)	Account	Account

INVESTMENT INCOME
Income:
Interest	$49,794	$7,011
Dividends:
Unaffiliated issuers	2,052,491	128,535
Affiliated issuers	3,383	—
Foreign taxes withheld	(32,724)	(87)

Total income	2,072,944	135,459

EXPENSES – NOTE 2:
Investment	123,383	17,936
Operating	293,702	32,200

Total expenses	417,085	50,136

Investment income – net	1,655,859	85,323

REALIZED AND UNREALIZED GAIN ON
TOTAL INVESTMENTS – NOTE 3
Net realized gain on:
Portfolio investments	11,332,195	72,759
Futures transactions	20,696	—
Foreign currency transactions	4,009	—

Net realized gain on total investments	11,356,900	72,759

Net change in unrealized appreciation (depreciation) on:
Portfolio investments	(220,385)	524,842
Futures transactions	(1,421)	—
Translation of assets (other than portfolio investments) and
liabilities denominated in foreign currencies	412	—

Net change in unrealized appreciation (depreciation)
on total investments	(221,394)	524,842

Net realized and unrealized gain on total investments	11,135,506	597,601

Net increase in net assets resulting from operations	$12,791,365	$682,924

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 83

Statements of operations |	College Retirement Equities Fund Year Ended December 31, 2004	concluded

	Global Equities	Money Market	Equity Index	Bond Market	Social Choice	Inflation-Linked Bond
(amounts in thousands)	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Income:
Interest	$7,671	$95,924	$2,458	$237,582	$106,871	$139,864
Dividends:
Unaffiliated issuers	184,163	—	154,605	—	72,583	—
Affiliated issuers	—	—	—	246	—	—
Foreign taxes withheld	(5,899)	—	(7)	—	(1)	—

Total income	185,935	95,924	157,056	237,828	179,453	139,864

EXPENSES – NOTE 2:
Investment	15,582	4,481	5,777	5,675	5,298	3,055
Operating	25,463	19,951	22,887	15,582	18,155	8,415

Total expenses	41,045	24,432	28,664	21,257	23,453	11,470

Investment income – net	144,890	71,492	128,392	216,571	156,000	128,394

REALIZED AND UNREALIZED GAIN (LOSS) ON
TOTAL INVESTMENTS – NOTE 3
Net realized gain (loss) on:
Portfolio investments	834,573	(396)	18,155	25,716	59,537	40,537
Futures transactions	4,127	—	6,538	—	—	—
Foreign currency transactions	1,207	—	—	—	—	—

Net realized gain (loss) on total investments	839,907	(396)	24,693	25,716	59,537	40,537

Net change in unrealized appreciation (depreciation) on:
Portfolio investments	199,926	(1,484)	762,533	(27,144)	349,256	53,354
Futures transactions	(776)	—	(289)	—	—	—
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	290	—	—	—	—	—

Net change in unrealized appreciation (depreciation)
on total investments	199,440	(1,484)	762,244	(27,144)	349,256	53,354

Net realized and unrealized gain (loss) on total investments	1,039,347	(1,880)	786,937	(1,428)	408,793	93,891

Net increase in net assets resulting from operations	$1,184,237	$69,612	$915,329	$215,143	$564,793	$222,285

84 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 85

Statements of cash flows |	College Retirement Equities Fund Year Ended December 31, 2004

	Bond Market	Social Choice
(amounts in thousands)	Account	Account

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$215,143	$564,793
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by (used in) operating activities:
Proceeds from sales of long-term securities	4,969,100	2,238,176
Purchases of long-term securities	(3,368,121)	(2,019,999)
Purchases of short-term investments-net	(525,077)	(542,101)
Increase (decrease) in receivables	11,896	(3,851)
Increase in payables	113,895	18,032
Net realized gain on total investments	(25,716)	(59,537)
Net change in unrealized (gain) loss on total investments	27,144	(349,256)

Net cash provided by (used in) operating activities	1,418,264	(153,743)

CASH FLOWS FROM FINANCING ACTIVITIES:
Premiums	449,155	587,414
Net transfers to TIAA	(110,158)	(35,596)
Net transfers from (to) other CREF Accounts and affiliated
mutual funds	(320,543)	159,243
Annuity payments	(33,015)	(27,288)
Withdrawals and death benefits	(193,449)	(140,274)
Payments for participation in dollar roll transactions-net	(1,213,588)	(380,939)

Net cash provided by (used in) financing activities	(1,421,598)	162,560

Increase (decrease) in cash	(3,334)	8,817

CASH
Beginning of year	4,462	10,720

End of year	$1,128	$19,537

86 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

Statements of changes in net assets |	College Retirement Equities Fund

	Stock Account

	Year Ended	Year Ended
	December 31,	December 31,
(amounts in thousands)	2004	2003

FROM OPERATIONS
Investment income-net	$1,655,859	$1,195,623
Net realized gain on total investments	11,356,900	1,602,251
Net change in unrealized appreciation
(depreciation) on total investments	(221,394)	21,184,142

Net increase in net assets resulting from operations	12,791,365	23,982,016

FROM PARTICIPANT TRANSACTIONS
Premiums	3,443,219	3,019,405
Net transfers to TIAA	(508,186)	(326,411)
Net transfers from (to) other CREF Accounts and
affiliated mutual funds	(755,356)	352,851
Annuity payments	(1,598,328)	(1,385,945)
Withdrawals and death benefits	(2,215,229)	(1,568,666)

Net increase (decrease) in net assets resulting from
participant transactions	(1,633,880)	91,234

Net increase in net assets	11,157,485	24,073,250

NET ASSETS
Beginning of year	99,624,341	75,551,091

End of year	$110,781,826	$99,624,341

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 81

Statements of changes in net assets |	College Retirement Equities Fund	continued

	Growth Account		Global Equities Account		Money Market Account

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(amounts in thousands)	2004	2003	2004	2003	2004	2003

FROM OPERATIONS
Investment income-net	$85,323	$64,689	$144,890	$102,747	$71,492	$56,349
Net realized gain (loss) on total investments	72,759	(322,758)	839,907	(113,549)	(396)	93
Net change in unrealized appreciation
(depreciation) on total investments	524,842	2,556,755	199,440	1,971,742	(1,484)	(1,578)

Net increase in net assets resulting from operations	682,924	2,298,686	1,184,237	1,960,940	69,612	54,864

FROM PARTICIPANT TRANSACTIONS
Premiums	1,192,732	1,177,883	800,365	694,121	745,562	724,489
Net transfers from (to) TIAA	32,287	105,619	34,160	42,757	(1,210)	(221,449)
Net transfers from (to) other CREF Accounts and
affiliated mutual funds	(968,499)	(51,495)	340,736	164,809	(322,099)	(542,853)
Annuity payments	(30,417)	(26,288)	(32,705)	(23,096)	(52,315)	(53,009)
Withdrawals and death benefits	(297,015)	(205,901)	(219,928)	(132,810)	(566,000)	(554,407)

Net increase (decrease) in net assets resulting from
participant transactions	(70,912)	999,818	922,628	745,781	(196,062)	(647,229)

Net increase (decrease) in net assets	612,012	3,298,504	2,106,865	2,706,721	(126,450)	(592,365)

NET ASSETS
Beginning of year	11,041,732	7,743,228	8,204,411	5,497,690	6,907,760	7,500,125

End of year	$11,653,744	$11,041,732	$10,311,276	$8,204,411	$6,781,310	$6,907,760

88 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 89

Statements of changes in net assets |	College Retirement Equities Fund	continued

	Equity Index Account		Bond Market Account		Social Choice Account

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(amounts in thousands)	2004	2003	2004	2003	2004	2003

FROM OPERATIONS
Investment income-net	$128,392	$77,027	$216,571	$213,349	$156,000	$111,594
Net realized gain (loss) on total investments	24,693	(37,056)	25,716	131,247	59,537	13,948
Net change in unrealized appreciation
(depreciation) on total investments	762,244	(1,560,097)	(27,144)	(104,349)	349,256	790,707

Net increase in net assets resulting from operations	915,329	1,600,068	215,143	240,247	564,793	916,249

FROM PARTICIPANT TRANSACTIONS
Premiums	794,664	677,897	449,155	486,904	587,414	517,472
Net transfers from (to) TIAA	26,172	46,038	(110,158)	(65,052)	(35,596)	(5,405)
Net transfers from (to) other CREF Accounts and
affiliated mutual funds	94,906	502,030	(320,543)	(821,066)	159,243	201,602
Annuity payments	(31,528)	(22,780)	(33,015)	(32,614)	(27,288)	(21,151)
Withdrawals and death benefits	(212,601)	(122,986)	(193,449)	(185,828)	(140,274)	(97,695)

Net increase (decrease) in net assets resulting from
participant transactions	671,613	1,080,199	(208,010)	(617,656)	543,499	594,823

Net increase (decrease) in net assets	1,586,942	2,680,267	7,133	(377,409)	1,108,292	1,511,072

NET ASSETS
Beginning of year	7,432,047	4,751,780	5,408,805	5,786,214	5,893,322	4,382,250

End of year	$9,018,989	$7,432,047	$5,415,938	$5,408,805	$7,001,614	$5,893,322

90 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2004 Annual Report | 91

Statements of changes in net assets |	College Retirement Equities Fund	concluded

	Inflation-Linked Bond Account

	Year Ended	Year Ended
	December 31,	December 31,
(amounts in thousands)	2004	2003

FROM OPERATIONS
Investment income-net	$128,394	$105,820
Net realized gain on total investments	40,537	104,049
Net change in unrealized appreciation
(depreciation) on total investments	53,354	(27,211)

Net increase in net assets resulting from operations	222,285	182,658

FROM PARTICIPANT TRANSACTIONS
Premiums	295,190	285,521
Net transfers from (to) TIAA	8,802	(55,953)
Net transfers from (to) other CREF Accounts and
affiliated mutual funds	495,327	(366,415)
Annuity payments	(20,007)	(15,746)
Withdrawals and death benefits	(99,136)	(77,917)

Net increase (decrease) in net assets resulting from
participant transactions	680,176	(230,510)

Net increase (decrease) in net assets	902,461	(47,852)

NET ASSETS
Beginning of year	2,522,182	2,570,034

End of year	$3,424,643	$2,522,182

92 | 2004 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements |	College Retirement Equities Fund

Note 1—significant accounting policies

The purpose of College Retirement Equities Fund (“CREF”), as stated in its charter, is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. It consists of eight investment portfolios: the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts (“Accounts”). The financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

Valuation of investments. Equity securities listed or traded on a national securities exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Account), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Money market instruments in the Money Market Account with a remaining maturity of 60 days or less are valued on an amortized cost basis, or at market value if market value is materially different from amortized cost. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Futures contracts are valued at the last sale price as of the close of business on the board of trade or exchange on which they are traded. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time the Account’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

College Retirement Equities Fund 2004 Annual Report | 93

Notes to financial statements |	continued

Accounting for investments. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on security transactions are accounted for on the specific identification method.

Dollar roll transactions. The Accounts may enter into dollar rolls in which an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period, an Account forgoes principal and interest paid on the securities. Dollar rolls are recorded as financing transactions. Dollar rolls can enhance an Account’s return by earning a spread between the yield on the underlying securities and short-term interest rates. The use of dollar roll transactions by the Bond Market and Social Choice Accounts results in borrowing requiring the presentation of a statement of cash flows.

Repurchase agreements. The Accounts may enter into repurchase agreements with qualified institutions. Repurchase agreements involve the purchase of securities from an institution, subject to the seller’s agreement to repurchase and the Account’s agreement to resell such securities at a mutually-agreed upon price. Pursuant to the terms of the repurchase agreement, securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the agreed-upon repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Accounts will require the seller to deposit additional collateral by the next business day. If a request for additional collateral is not met, or if the seller defaults on its repurchase obligation, the Accounts maintain the right to sell the underlying securities at market value and pursue a claim for any remaining loss against the seller.

Foreign currency transactions and translation. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts. The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-

94 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

market” at the end of each day’s trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Securities lending. The Accounts may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Futures contracts. The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities purchased on a when-issued or delayed delivery basis. The Accounts may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Accounts to the risk that the transaction may not be consummated.

Restricted securities. Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Federal income taxes. CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“Code”), not as a regulated investment company under Subchapter M of the Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.

College Retirement Equities Fund 2004 Annual Report | 95

Notes to financial statements |	continued

Note 2—management agreements

Investment advisory services for the Accounts are provided by TIAA-CREF Investment Management, LLC (“Investment Management”) in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for the Accounts’ certificates are provided by TIAA-CREF Individual & Institutional Services, LLC (“Services”) in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the fees as close as possible to each Account’s actual expenses. Any differences between actual expenses and the fees are adjusted quarterly. TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

Note 3—investments

At December 31, 2004, the market value of securities loaned and collateral received in connection therewith was comprised as follows:

	Stock	Growth	Global Equities
	Account	Account	Account

Market value of securities loaned	$3,595,560,258	$384,697,093	$533,719,439
Cash collateral	3,802,573,186	419,123,968	560,722,592

				Inflation-
	Equity Index	Bond Market	Social Choice	Linked Bond
	Account	Account	Account	Account

Market value of securities loaned	$216,020,065	$336,133,257	$320,622,202	$118,313,560
Cash collateral	224,352,394	344,142,523	330,958,688	120,712,572

96 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

At December 31, 2004, net unrealized appreciation (depreciation) of portfolio investments for each of the Accounts, consisting of gross unrealized appreciation and gross unrealized depreciation, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
	Appreciation	Depreciation	(Depreciation)

Stock Account	$24,959,952,566	$1,866,053,566	$23,093,899,000
Growth Account	1,627,791,651	479,788,164	1,148,003,487
Global Equities Account	1,502,390,593	141,976,593	1,360,414,000
Money Market Account	803	1,597,806	(1,597,003)
Equity Index Account	2,189,264,230	590,946,230	1,598,318,000
Bond Market Account	79,047,611	35,560,611	43,487,000
Social Choice Account	1,417,748,998	214,753,998	1,202,995,000
Inflation-Linked Bond Account	219,891,592	1,214,592	218,677,000

At December 31, 2004, the Stock, Global Equities and Equity Index Accounts held open futures contracts as follows:

	Number of	Market	Expiration
	Contracts	Value	Date	Unrealized Gain

Stock Account
S&P 500 Index	2,765	$167,794,025	March 2005	$4,667,735

Global Equities Account
S&P 500 Index	1,610	$97,702,850	March 2005	$1,493,101

Equity Index Account
E-mini S&P 500 Index	344	$20,875,640	March 2005	$43,400
E-mini Russell 2000 Index	55	3,596,725	March 2005	28,692

				$72,092

Companies in which the Accounts held 5% or more of the outstanding voting shares are defined as “affiliated” in the Investment Company Act of 1940. Additionally, investments in other investment companies advised by Investment Management or affiliated entities are treated as affiliated. Information regarding transactions with affiliated companies is as follows:

	Stock	Bond Market
	Account	Account

Value of affiliated companies at
December 31, 2004:	$ 49,354,527	$ 3,681,484
For the year ended
December 31, 2004:
Dividend income	3,382,606	246,014
Realized gain	3,136,369	—

College Retirement Equities Fund 2004 Annual Report | 97

Notes to financial statements |	continued

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Accounts for the year ended December 31, 2004, were as follows:

	Stock	Growth	Global Equities	Equity Index	Bond Market	Social Choice	Inflation-Linked
	Account	Account	Account	Account	Account	Account	Bond Market

Purchases:
Unaffiliated companies	$58,775,037,018	$7,159,595,603	$7,501,874,774	$1,090,992,135	$13,374,864,874	$5,041,417,016	$4,060,535,682
Affiliated companies	2,179,925	—	—	—	246,014	—	—

Total Purchases	$58,777,216,943	$7,159,595,603	$7,501,874,774	$1,090,992,135	$13,375,110,888	$5,041,417,016	$4,060,535,682

Sales:
Unaffiliated companies	$58,771,246,510	$7,166,199,170	$6,528,267,101	$ 260,300,481	$13,191,607,997	$4,489,762,703	$3,231,761,068
Affiliated companies	15,163,384	—	—	—	—	—	—

Total Sales	$58,786,409,894	$7,166,199,170	$6,528,267,101	$ 260,300,481	$13,191,607,997	$4,489,762,703	$3,231,761,068

98 | 2004 Annual Report College Retirement Equities Fund	College Retirement Equities Fund 2004 Annual Report | 99

Notes to financial statements |	continued

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of each Account is presented below.

	Stock Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$3.564	$2.796	$2.476	$2.432		$2.472
Expenses	.717	.746	.638	.693		.626

Investment income-net	2.847	2.050	1.838	1.739	(a)	1.846
Net realized and unrealized
gain (loss) on total
investments	19.297	39.127	(35.535)	(27.951	)(a)	(19.231)

Net increase (decrease) in
Accumulation Unit Value	22.144	41.177	(33.697)	(26.212)		(17.385)
Accumulation Unit Value:
Beginning of year	169.993	128.816	162.513	188.725		206.110

End of year	$192.137	$169.993	$128.816	$162.513		$188.725

Total Return	13.03%	31.97%	(20.73%)	(13.89%)		(8.43%)
Ratios to Average Net Assets:
Expenses	0.41%	0.52%	0.44%	0.41%		0.31%
Investment income-net	1.63%	1.43%	1.28%	1.03	%(a)	0.91%
Portfolio Turnover Rate	57.85%	47.46%	31.19%	29.41%		32.65%
Thousands of Accumulation Units
outstanding at end of year	494,584	499,306	493,295	508,889		525,111

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase investment income-net per Accumulation Unit by $.006, and increase net realized and unrealized loss per Accumulation Unit by $.006. For the ratio of investment income-net to average net assets, there was no effect for the Stock Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

100 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

	Growth Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$.672	$.606	$.488	$.387		$.509
Expenses	.249	.265	.231	.278		.320

Investment income-net	.423	.341	.257	.109	(a)	.189
Net realized and unrealized
gain (loss) on total
investments	3.005	11.572	(18.704)	(18.345	)(a)	(20.788)

Net increase (decrease) in
Accumulation Unit Value	3.428	11.913	(18.447)	(18.236)		(20.599)
Accumulation Unit Value:
Beginning of year	54.838	42.925	61.372	79.608		100.207

End of year	$58.266	$54.838	$42.925	$61.372		$79.608

Total Return	6.25%	27.75%	(30.06%)	(22.91%)		(20.56%)
Ratios to Average Net Assets:
Expenses	0.45%	0.54%	0.46%	0.43%		0.31%
Investment income-net	0.77%	0.70%	0.51%	0.17	%(a)	0.18%
Portfolio Turnover Rate	64.72%	76.41%	53.99%	44.40%		37.18%
Thousands of Accumulation Units
outstanding at end of year	196,256	197,453	176,249	171,149		166,751

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Growth Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.002, and decrease net realized and unrealized loss per Accumulation Unit by $.002. For the ratio of investment income-net to average net assets, there was no effect for the Growth Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

College Retirement Equities Fund 2004 Annual Report | 101

Notes to financial statements |	continued

	Global Equities Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$1.462	$1.249	$.956	$.985		$.946
Expenses	.323	.325	.281	.320		.325

Investment income-net	1.139	.924	.675	.665	(a)	.621
Net realized and unrealized
gain (loss) on total
investments	8.064	16.227	(14.853)	(16.493	)(a)	(16.281)

Net increase (decrease) in
Accumulation Unit Value	9.203	17.151	(14.178)	(15.828)		(15.660)
Accumulation Unit Value:
Beginning of year	68.235	51.084	65.262	81.090		96.750

End of year	$77.438	$68.235	$51.084	$65.262		$81.090

Total Return	13.49%	33.57%	(21.72%)	(19.52%)		(16.19%)
Ratios to Average Net Assets:
Expenses	0.46%	0.57%	0.49%	0.46%		0.35%
Investment income-net	1.62%	1.60%	1.18%	0.95	%(a)	0.68%
Portfolio Turnover Rate	74.13%	139.61%	95.70%	111.91%		98.06%
Thousands of Accumulation Units
outstanding at end of year	129,787	117,021	104,438	99,558		99,622

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Global Equities Account, the effect of this change for the year ended December 31, 2001 was to increase investment income-net per Accumulation Unit by $.001, and increase net realized and unrealized loss per Accumulation Unit by $.001. For the ratio of investment income-net to average net assets, there was no effect for the Global Equities Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

102 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

	Money Market Account

	For the Years Ended December 31,

	2004	2003	2002	2001	2000

Per Accumulation Unit Data:
Investment income	$.307	$.264	$.407	$.888	$1.273
Expenses	.078	.097	.082	.069	.055

Investment income-net	.229	.167	.325	.819	1.218
Net realized and unrealized
gain (loss) on total
investments	(.006)	(.004)	(.005)	.009	.007

Net increase in
Accumulation Unit Value	.223	.163	.320	.828	1.225
Accumulation Unit Value:
Beginning of year	21.801	21.638	21.318	20.490	19.265

End of year	$22.024	$21.801	$21.638	$21.318	$20.490

Total Return	1.02%	0.75%	1.50%	4.04%	6.36%
Ratios to Average Net Assets:
Expenses	0.36%	0.45%	0.38%	0.33%	0.28%
Investment income-net	1.05%	0.77%	1.51%	3.88%	6.12%
Thousands of Accumulation Units
outstanding at end of year	297,573	305,732	334,898	338,791	315,206

College Retirement Equities Fund 2004 Annual Report | 103

Notes to financial statements |	continued

	Equity Index Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$1.400	$1.073	$1.003	$.973		$1.055
Expenses	.256	.278	.248	.258		.233

Investment income-net	1.144	.795	.755	.715	(a)	.822
Net realized and unrealized
gain (loss) on total
investments	6.954	15.521	(15.713)	(9.849)	(a)	(7.216)

Net increase (decrease) in
Accumulation Unit Value	8.098	16.316	(14.958)	(9.134)		(6.394)
Accumulation Unit Value:
Beginning of year	70.093	53.777	68.735	77.869		84.263

End of year	$78.191	$70.093	$53.777	$68.735		$77.869

Total Return	11.55%	30.34%	(21.76%)	(11.73%)		(7.59%)
Ratios to Average Net Assets:
Expenses	0.36%	0.46%	0.41%	0.37%		0.28%
Investment income-net	1.60%	1.33%	1.26%	1.02	%(a)	0.98%
Portfolio Turnover Rate	3.27%	3.40%	7.02%	6.14%		9.42%
Thousands of Accumulation Units
outstanding at end of year	112,708	103,603	86,020	75,254		62,018

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Equity Index Account, the change had no effect on the condensed financial information.

104 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

	Bond Market Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$3.265	$2.946	$3.317	$3.258		$3.636
Expenses	.292	.347	.261	.242		.174

Investment income-net	2.973	2.599	3.056	3.016	(a)	3.462
Net realized and unrealized
gain on total investments	.015	.377	3.236	1.571	(a)	2.621

Net increase in
Accumulation Unit Value	2.988	2.976	6.292	4.587		6.083
Accumulation Unit Value:
Beginning of year	71.713	68.737	62.445	57.858		51.775

End of year	$74.701	$71.713	$68.737	$62.445		$57.858

Total Return	4.17%	4.33%	10.08%	7.93%		11.75%
Ratios to Average Net Assets:
Expenses	0.40%	0.49%	0.41%	0.43%		0.33%
Investment income-net	4.07%	3.69%	4.75%	5.36	%(a)	6.50%
Portfolio Turnover Rate	100.40%	163.84%	249.41%	257.02%		377.44	%(b)
Thousands of Accumulation Units
outstanding at end of year	70,239	73,111	81,952	71,368		54,745

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Bond Market Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.067, increase net realized and unrealized gain per Accumulation Unit by $.067 and de- crease the ratio of investment income-net to average net assets by .12%. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)	During 2000, the Bond Market Account began structuring dollar rolls as financing transactions; had these transac- tions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 552.94%.

College Retirement Equities Fund 2004 Annual Report | 105

Notes to financial statements |	continued

	Social Choice Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$2.883	$2.418	$2.687	$2.766		$3.188
Expenses	.377	.422	.337	.352		.282

Investment income-net	2.506	1.996	2.350	2.414	(a)	2.906
Net realized and unrealized
gain (loss) on total
investments	6.473	14.293	(10.756)	(7.003)	(a)	(2.582)

Net increase (decrease) in
Accumulation Unit Value	8.979	16.289	(8.406)	(4.589)		0.324
Accumulation Unit Value:
Beginning of year	99.580	83.291	91.697	96.286		95.962

End of year	$108.559	$99.580	$83.291	$91.697		$96.286

Total Return	9.02%	19.56%	(9.17%)	(4.77%)		0.34%
Ratios to Average Net Assets:
Expenses	0.37%	0.47%	0.39%	0.40%		0.30%
Investment income-net	2.46%	2.22%	2.75%	2.77	%(a)	3.04%
Portfolio Turnover Rate	36.51%	40.91%	92.82%	68.64%		117.10	%(b)
Thousands of Accumulation Units
outstanding at end of year	62,316	57,111	50,707	46,290		42,550

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Social Choice Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.019, increase net realized and unrealized loss per Accumulation Unit by $.019 and decrease the ratio of investment income-net to average net assets by .02%. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)	During 2000, the Social Choice Account began structuring dollar rolls as financing transactions; had these transac- tions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 196.05%

106 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	continued

	Inflation-Linked Bond Account

	For the Years Ended December 31,

	2004	2003	2002	2001		2000

Per Accumulation Unit Data:
Investment income	$2.028	$1.764	$1.797	$1.816		$2.113
Expenses	.166	.193	.147	.122		.083

Investment income-net	1.862	1.571	1.650	1.694	(a)	2.030
Net realized and unrealized
gain on total investments	1.497	1.395	3.817	.692	(a)	1.491

Net increase in
Accumulation Unit Value	3.359	2.966	5.467	2.386		3.521
Accumulation Unit Value:
Beginning of year	41.937	38.971	33.504	31.118		27.597

End of year	$45.296	$41.937	$38.971	$33.504		$31.118

Total Return	8.01%	7.61%	16.32%	7.67%		12.76%
Ratios to Average Net Assets:
Expenses	0.39%	0.48%	0.41%	0.36%		0.29%
Investment income-net	4.34%	3.93%	4.56%	4.93	%(a)	6.97%
Portfolio Turnover Rate	110.22%	239.72%	31.33%	42.16%		17.17%
Thousands of Accumulation Units
outstanding at end of year	72,643	57,499	63,825	35,274		15,188

(a)	As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation- Linked Bond Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.031, increase net realized and unrealized gain per Accumulation Unit by $.031 and decrease the ratio of investment income-net to average net assets by .11%. Per Accumulation Unit amounts and ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.

College Retirement Equities Fund 2004 Annual Report | 107

Notes to financial statements |	continued

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Stock Account		Growth Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

Accumulation Units:
Credited for premiums	19,682,827	21,146,719	21,670,197	24,965,571
Cancelled for transfers,
disbursements and amounts
applied to the Annuity Fund	(24,404,881)	(15,135,851)	(22,867,520)	(3,761,744)
Outstanding:
Beginning of year	499,306,239	493,295,371	197,453,083	176,249,256

End of year	494,584,185	499,306,239	196,255,760	197,453,083

	Global Equities Account		Money Market Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

Accumulation Units:
Credited for premiums	11,615,737	12,386,162	34,061,295	33,351,596
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	1,149,620	197,226	(42,220,296)	(62,518,026)
Outstanding:
Beginning of year	117,021,148	104,437,760	305,731,978	334,898,408

End of year	129,786,505	117,021,148	297,572,977	305,731,978

	Equity Index Account		Bond Market Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

Accumulation Units:
Credited for premiums	11,058,206	11,367,099	6,209,468	6,951,319
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(1,953,274)	6,215,862	(9,081,346)	(15,792,451)
Outstanding:
Beginning of year	103,603,273	86,020,312	73,111,214	81,952,346

End of year	112,708,205	103,603,273	70,239,336	73,111,214

108 | 2004 Annual Report College Retirement Equities Fund

Notes to financial statements |	concluded

	Social Choice Account		Inflation-Linked Bond Account

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003

Accumulation Units:
Credited for premiums	5,751,257	5,768,557	6,796,162	7,056,865
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(545,998)	634,823	8,347,847	(13,383,199)
Outstanding:
Beginning of year	57,110,503	50,707,123	57,498,983	63,825,317

End of year	62,315,762	57,110,503	72,642,992	57,498,983

Note 6—line of credit

Each of the Accounts, except the Bond Market and Money Market Accounts, participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. The Accounts are not liable for borrowings under the facility by affiliated accounts or mutual funds. For the year ended December 31, 2004, there were no borrowings under this credit facility by the Accounts.

College Retirement Equities Fund 2004 Annual Report | 109

Report of independent registered public accounting firm

To the Participants and Board of Trustees of
College Retirement Equities Fund:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of College Retirement Equities Fund (“CREF”) (comprising, respectively, the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts) as of December 31, 2004, and the related statements of operations and cash flows (with respect to the Bond Market and Social Choice Accounts) for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of CREF’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Accounts constituting College Retirement Equities Fund at December 31, 2004, the results of their operations and cash flows (with respect to the Bond Market and Social Choice Accounts) for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 25, 2005

110 | 2004 Annual Report College Retirement Equities Fund

Additional information

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a trustee of CREF and the other TIAA-CREF registered investment companies (the “TIAA-CREF Funds”), resigned from their respective boards on November 30, 2004.

     On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young, LLP (“E&Y”), the independent auditor to TIAA and the TIAA-CREF Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

     E&Y informed TIAA and the TIAA-CREF Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the TIAA-CREF Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the TIAA-CREF Funds or E&Y.

     The Audit Committees of TIAA and the TIAA-CREF Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the TIAA-CREF Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the TIAA-CREF Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

     TIAA and/or the TIAA-CREF Funds have taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

     In November 2004, TIAA and the TIAA-CREF Funds initiated a request for proposal process to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits, which was recently completed. In con-

continued

College Retirement Equities Fund 2004 Annual Report | 111

Additional Information
concluded

nection with this process, Professor Martin J. Gruber, the Chairman of the TIAA-CREF Funds, informed the Boards of CREF and the TIAA-CREF Funds that in 1999, he entered into a one-year contract to participate in an academic advisory program sponsored by a non-auditing practice of E&Y. The purpose of the program was to organize conferences, develop publications, and consult on engagements as an expert in his field. Professor Gruber advised the Boards of CREF and the TIAA-CREF Funds that the program was ended before it was launched and the contract expired in 2000.

     Based on the facts described above, the Audit Committees of TIAA, CREF and the TIAA-CREF Funds, and E&Y, determined that Professor Gruber’s contract did not impair the audit independence of E&Y’s audit work for TIAA-CREF or the integrity or objectivity of the respective audits. But in keeping with TIAA-CREF’s current standards of auditor independence, Professor Gruber resigned from the Boards of CREF and the TIAA-CREF Funds.

     On February 28, 2005, TIAA, CREF and the TIAA-CREF Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, CREF and the TIAA-CREF Funds will cease. E&Y will complete its audit work for TIAA, CREF and the TIAA-CREF Funds for their respective 2004 audits.

     At a meeting held on February 28, 2005, the Audit Committees of TIAA, CREF and the TIAA-CREF Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for these entities for their 2005 audits, effective upon completion of PricewaterhouseCoopers’ customary client acceptance procedures and execution of an engagement letter.

     On December 6, 2004, the staff of the SEC informed TIAA and the TIAA-CREF Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the TIAA-CREF Funds are fully cooperating with the SEC staff in connection with the informal inquiry.

112 | 2004 Annual Report College Retirement Equities Fund

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College Retirement Equities Fund 2004 Annual Report | 113

Management |	Trustees and officers of the College Retirement Equities Fund

Current CREF board of trustees and executive officers

DISINTERESTED TRUSTEES

Number of
portfolios
in fund
	Position(s)	Term of office		complex
	held with	and length of	Principal occupation(s)	overseen	Other directorships
Name, address and age	CREF	time served	during past 5 years	by trustee	held by trustee

Willard T. Carleton	Trustee	One year term.	Professor of Finance Emeritus, University	60	None
4911 E. Parade Ground Loop		Trustee since 2003.	of Arizona, College of Business and Public
Tucson, AZ 85712-6623			Administration, 2001–present. Formerly,
Age: 70			Donald R. Diamond Professor of Finance,
University of Arizona, 1999–2001, and Karl L.
Eller Professor of Finance, University of Arizona,
1984–1999. Trustee of TIAA, 1984–2003.

Nancy L. Jacob	Trustee	One year term.	President and Managing Principal, Windermere	60	Director and Chairman of the
Windermere Investment Associates		Trustee since 1979.	Investment Associates, 1997–present. Formerly,		Investment Committee of the
121 S.W. Morrison Street			Chairman and Chief Executive Officer,		Okabena Company (financial
Suite 925			CTC Consulting, Inc., 1994–1997 and		services).
Portland, OR 97204			Executive Vice President, U.S. Trust of the
Age: 61			Pacific Northwest, 1993–1998.

Bevis Longstreth	Trustee	One year term.	Retired Partner, Debevoise & Plimpton.	60	Member of the Board of
Debevoise & Plimpton		Trustee since 1996.	Formerly, Partner (1970–1981, 1984–1997)		Directors of AMVESCAP, PLC
919 Third Avenue			and Of Counsel (1998–2001) of Debevoise &		and Chairman of the Finance
New York, NY 10022-6225			Plimpton, Adjunct Professor at Columbia		Committee of the Rockefeller
Age: 70			University School of Law, 1994–1999 and		Family Fund.
Commissioner of the U.S. Securities and
Exchange Commission, 1981–1984.

114 | 2004 Annual Report College Retirement Equities Fund

Name, address and age	CREF	time served	during past 5 years	by trustee	held by trustee
Bridget A. Macaskill	Trustee	One year term.	Independent Consultant for Merrill Lynch,	60	Director, J Sainsbury plc (food
160 East 81st Street		Trustee since 2003.	2003–present. Formerly, Chairman,		retailer) and Prudential plc.
New York, NY 10028			Oppenheimer Funds, Inc., 2000–2001.		International Advisory Board,
Age: 56			Chief Executive Officer, 1995–2001; President,		British-American Business
			1991–2000; and Chief Operating Officer,		Council.
1989–1995 of that firm.

Maceo K. Sloan	Trustee	One year term.	Chairman, President and Chief Executive Officer,	60	Director, SCANA Corporation
NCM Capital Management		Trustee since 1991.	Sloan Financial Group, Inc., 1991–present;		(energy holding company) and
Group, Inc.			Chairman and Chief Executive Officer,		M&F Bancorp, Inc.
2634 Durham-Chapel Hill Boulevard			NCM Capital Management Group, Inc.,
Suite 206			since 1999; and Chairman, CEO and CIO,
Durham, NC 27707			NCM Capital Advisers Inc., 2003–present.
Age: 55

Ahmed H. Zewail	Trustee	One year term.	Linus Pauling Chair Professor of Chemistry and	60	None
California Institute Of Technology		Trustee since 2004.	Professor of Physics, Caltech, 1996-present;
Arthur Amos Noyes Laboratory			and Director, NSF Laboratory for Molecular
of Chemical Physics			Sciences (LMS), Caltech, 1995-present.
Mail Code 127-72
1200 East California Boulevard
Pasadena, CA 91125
Age: 58

College Retirement Equities Fund 2004 Annual Report | 115

Management |	Trustees and officers of the College Retirement Equities Fund

EXECUTIVE OFFICERS

	Position(s) held	Term of office and
Name, address and age	with CREF	length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr.	President and	Indefinite term.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive
TIAA-CREF	Chief Executive	President and	Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds
730 Third Avenue	Officer	Chief Executive	and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”)
New York, NY 10017-3206		Officer since 2002.	since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc.,
Age: 61			2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill
Lynch & Co., Inc., 1997–1999. Member of the Board of Directors, New York Stock Exchange.

Gary Chinery	Vice President	Indefinite term.	Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and
TIAA-CREF	and Treasurer	Vice President	Treasurer of Advisors, TIAA-CREF Investment Management, LLC (“Investment Management”),
730 Third Avenue		and Treasurer	TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors
New York, NY 10017-3206		since 2004.	Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life
Age: 55			Insurance Company (“TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.	Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the
TIAA-CREF	President and	Executive Vice	TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management
730 Third Avenue	Chief Investment	President since 1997.	and Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF
New York, NY 10017-3206	Officer	Chief Investment	Investments.
Age: 45		Officer since 2004.

I. Steven Goldstein	Executive Vice	Indefinite term.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly,
TIAA-CREF	President	Executive Vice	Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones &
730 Third Avenue		President since 2003.	Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications
New York, NY 10017-3206			Officer for Insurance Information Institute, 1993–2001.
Age: 52

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.
TIAA-CREF	and Corporate	Vice President and
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1998.
Age: 55

116 | 2004 Annual Report College Retirement Equities Fund

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and
730 Third Avenue		President since 2003.	Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company,
New York, NY 10017-3206			1997–2000	.
Age: 47

George W. Madison	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica
730 Third Avenue		President since 2003.	Incorporated, 1997–2002.
New York, NY 10017-3206
Age: 51

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director
TIAA-CREF	President	Executive Vice	of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment
730 Third Avenue		President since 2003.	Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003;
New York, NY 10017-3206			and Head and Deputy Head of Global Market Risk Management, 1997–1999.
Age: 48

Elizabeth A. Monrad	Executive Vice	Indefinite term.	Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Executive Vice President of TPIS, Services, Advisors, Investment Management and Tuition Financing.
730 Third Avenue		President since 2003.	Director of Investment Management. Executive Vice President of TPIS, Services and Tuition Financing.
New York, NY 10017-3206			Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management
Age: 50			and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly,
Chief Financial Officer and Senior Vice President of General Re (2000–2003), Chief Financial Officer
of its North American Reinsurance Operations (1997–2000) and Corporate Treasurer. Director,
Colgate-Palmolive Company.

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2000. President,
TIAA-CREF	President	Executive Vice	Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF
730 Third Avenue		President since 2000.	Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice
New York, NY 10017-3206			President, Eastern Division, 1994–2000.
Age: 47

College Retirement Equities Fund 2004 Annual Report | 117

Management |	Trustees and officers of the College Retirement Equities Fund

EXECUTIVE OFFICERS—continued

	Position(s) held	Term of office and
Name, address and age	with CREF	length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director,
TIAA-CREF	President	Executive Vice	TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private
730 Third Avenue		President since 2003.	Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human
NY 10017-3206			Resources—Japan Morgan Stanley, 1998–1999.
Age: 38

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2000.
TIAA-CREF	President	Executive Vice	Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS;
730 Third Avenue		President since 2000.	Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief
New York, NY 10017-3206			Executive Officer, Horizon Mercy, 1996–2000.
Age: 53

118 | 2004 Annual Report College Retirement Equities Fund

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HOW TO REACH US

TIAA-CREF WEB CENTER	PLANNING AND SERVICE CENTER
Account performance, personal account	TIAA-CREF Mutual Funds, after-tax annuities
information and transactions, product	and life insurance
descriptions, and information about
investment choices and income options	800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday
www.tiaa-cref.org
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS
AUTOMATED TELEPHONE SERVICE
Check account performance and accumula-	800 842-2755
tion balances, change allocations, transfer	8 a.m. to 10 p.m. ET, Monday–Friday
funds and verify credited premiums.	9 a.m. to 6 p.m. ET, Saturday

800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week	Asset management, trust administration,
estate planning, planned giving and
TELEPHONE COUNSELING CENTER	endowment management
Retirement saving and planning, income
options and payments, and tax reporting	888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday	TIAA-CREF TUITION FINANCING, INC.
9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

For historical and current performance information for CREF variable annuity accounts, for the TIAA Real Estate Account, or any of our products, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776. A Form 10-K Annual Report and Form 10-Q Quarterly Reports for the TIAA Real Estate Account are available on request.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 for a prospectus that contains this and other information. Please read the prospectus carefully before investing. TIAA-CREF Investment Management serves as investment manager to CREF. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

PRST STD U.S. POSTAGE PAID TIAA-CREF
730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10922
C32864	02/05

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10922
C32864	02/05

Item 2. Code of Ethics.

     The Board of Trustees of the College Retirement Equities Fund (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002. The code of ethics is filed as an exhibit to this annual report.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees of the Registrant has determined that Maceo K. Sloan is qualified and will continue to serve as the audit committee financial expert on the Registrant’s audit committee. Mr. Sloan is an independent trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

Item 4. Principal Accountant Fees and Services.

      Ernst & Young performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage Ernst & Young for management advisory or consulting services.

     Audit Fees. Ernst & Young’s fees for professional services rendered for the audit of the Registrant’s annual financial statements (including Sarbanes-Oxley-related activities) for the fiscal years ended December 31, 2004 and December 31, 2003 were $1,101,900 and $460,700, respectively.

     Tax Fees. Ernst & Young fees for tax services rendered to the Registrant for the fiscal years ended December 31, 2004 and 2003, were $0.

     Other than as set forth above, Ernst & Young had no additional fees with respect to Registrant.

     Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

      The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

     Auditor Fees for Related Entities. The aggregate non-audit fees billed by Ernst & Young for services rendered to the Registrant and its adviser or affiliates of the adviser performing ongoing services to the Registrant, including TIAA, for the year ended December 31, 2004 are $204,800 and for the year ended December 31, 2003 were $171,000.

     Ernst & Young’s aggregate fees for professional services rendered in connection with the audit of financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) and the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31, 2004 are $7,703,700 and for the year ended December 31, 2003 were $3,955,300. Ernst & Young’s aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 are $204,800 and for the year ended December 31, 2003 were $171,000. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 are $250,600 and for the year ended December 31, 2003 were $229,900.

Report of Independent Registered Public Accounting Firm

To the Participants and Board of Trustees of
College Retirement Equities Fund

We have audited the statements of assets and liabilities, including the summary portfolios of investments, of College Retirement Equities Fund (“CREF”) (comprising, respectively, the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts) as of December 31, 2004, and the related statements of operations and cash flows (with respect to the Bond Market and Social Choice Accounts) for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and have issued our report thereon dated February 25, 2005 (included in Item 1 of this Form N-CSR). Our audits also included the statements of investments filed under Item 6 of this Form N-CSR. These statements are the responsibility of CREF’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the statements of investments referred to above, when considered in relation to the financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Ernst & Young LLP

New York, New York February 25, 2005

Item 6. Statement of Investments.

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF INVESTMENTS
STOCK ACCOUNT
December 31, 2004
				MATURITY
PRINCIPAL/SHARES			RATE	DATE	VALUE (000)

BONDS - 0.00%
CORPORATE BONDS - 0.00%
COMMUNICATIONS - 0.00%
$ 9,949,900		Exodus Communicaitions, Inc	5.250	02/15/08	$-

		TOTAL COMMUNICATIONS			0

HEALTH SERVICES - 0.00%
346,000	f	National Health Investors, Inc	9.000	01/01/06	1,442

		TOTAL HEALTH SERVICES			1,442

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.00%
1,000,000		Silicon Graphics	6.500	06/01/09	1,395

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT			1,395

		TOTAL CORPORATE BONDS
		(Cost $ 12,214)			2,837

GOVERNMENT BONDS - 0.00%
U.S. TREASURY SECURITIES - 0.00%
325,000		U.S. Treasury Note	5.000	02/15/11	346

		TOTAL U.S. TREASURY SECURITIES			346

		TOTAL GOVERNMENT BONDS			346
		(Cost $ 318)

		TOTAL BONDS
		(Cost $12,532)			3,183

PREFERRED STOCKS - 0.03%
CHEMICALS AND ALLIED PRODUCTS - 0.02%
97,916		Kenkel KGAA			8,518
941,176	f,v*	Theravance Series C			9,412
444,445	f,v*	Theravance Series D			4,444

		TOTAL CHEMICALS AND ALLIED PRODUCTS			22,374

HEALTH SERVICES - 0.00%
43,925	*	Bio-Reference Labs, Inc			764

		TOTAL HEALTH SERVICES			764

INSTRUMENTS AND RELATED PRODUCTS - 0.01%
122,364		Frensenius Medical Care			7,094

		TOTAL INSTRUMENTS AND RELATED PRODUCTS			7,094

INSURANCE CARRIERS - 0.00%
25,127	*	Great-West Lifeco, Inc (Series X)			587
8,192		Great-West Lifeco, Inc (Series F)			190

		TOTAL INSURANCE CARRIERS			777

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

LUMBER AND WOOD PRODUCTS - 0.00%
44,775		Tenon Ltd	$71

		TOTAL LUMBER AND WOOD PRODUCTS	71

MOTION PICTURES - 0.00%
25,173		Prosieben Sat . 1 Media	462

		TOTAL MOTION PICTURES	462

PRIMARY METAL INDUSTRIES - 0.00%
490,350		Superior Telecom	0

		TOTAL PRIMARY METAL INDUSTRIES	0

TRANSPORTATION EQUIPMENT - 0.00%
3,703	e	Porsche AG.	2,363
49,550		Volkswagen AG.	1,644

		TOTAL TRANSPORTATION EQUIPMENT	4,007

		TOTAL PREFERRED STOCKS
		(Cost $32,215)	35,549

COMMON STOCKS - 99.51%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
21,578	*	Alico, Inc	1,263
226,414		Delta & Pine Land Co	6,177
34,061	*	John B. Sanfilippo & Son	878

		TOTAL AGRICULTURAL PRODUCTION-CROPS	8,318

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.00%
2,331		Seaboard Corp	2,326

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	2,326

AGRICULTURAL SERVICES - 0.01%
451,000	*	Asia Food & Properties Ltd	130
2,619	e*	Cadiz, Inc	37
330,000		Chaoda Modern Agriculture	122
65,370		Syngenta AG.	6,945

		TOTAL AGRICULTURAL SERVICES	7,234

AMUSEMENT AND RECREATION SERVICES - 0.19%
347,609	e*	Alliance Gaming Corp	4,800
161,853	*	Argosy Gaming Co	7,559
63,500		Aruze Corp	1,617
210,504	*	Aztar Corp	7,351
70,274	e*	Bally Total Fitness Holding Corp	298
2,167,775	*	Caesars Entertainment, Inc	43,659
4,500,000		China Travel International Inv HK	1,447
45,645		Churchill Downs, Inc	2,040
81,057		Dover Downs Gaming & Entertainment, Inc	1,062
105,291		Dover Motorsport, Inc	603
100,000		EMI Group plc	509
51,550	e	Gamesa Corp Tecnologica S.A.	722
173,364	*	Gaylord Entertainment Co	7,200
686,150		Harrah's Entertainment, Inc	45,897
163,329		International Speedway Corp (Class A)	8,624
85,721	*	Isle of Capri Casinos, Inc	2,199
93,265	e*	Lakes Entertainment, Inc	1,519

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

74,400	*	Life Time Fitness, Inc	$1,925
230,671	*	Magna Entertainment (Class A)	1,389
140,297	*	MTR Gaming Group, Inc	1,482
136,954	e*	Multimedia Games, Inc	2,158
38,584	*	Nevada Gold & Casinos, Inc	471
203,141		OPAP S.A.	5,622
8,034		Oriental Land Co Ltd	558
223,590	e*	Penn National Gaming, Inc	13,538
200	*	Playmates Holdings Ltd Wts 05/23/05	0
20,030		Sankyo Co Ltd (Gunma)	1,013
104,077		Sega Sammy Holdings, Inc	5,718
670,289	*	Six Flags, Inc	3,599
90,306		Speedway Motorsports, Inc	3,538
249,065		Station Casinos, Inc	13,619
94,618	e*	Sunterra Corp	1,328
541,954	e*	TABCORP Holdings Ltd	7,345
89		Taito Corp	135
1,471		Trigano S.A.	122
4,751		Wembley plc	58
220,385		William Hill plc	2,386
229,142	e*	WMS Industries, Inc	7,685
74,953		World Wrestling Federation Entertainment, Inc	909

		TOTAL AMUSEMENT AND RECREATION SERVICES	211,704

APPAREL AND ACCESSORY STORES - 0.49%
1,168,505		Abercrombie & Fitch Co (Class A)	54,861
413,687	*	Aeropostale, Inc	12,175
256,075		American Eagle Outfitters, Inc	12,061
507,899	e*	AnnTaylor Stores Corp	10,935
60,886		Bebe Stores, Inc	1,643
44,849		Buckle, Inc	1,323
112,923		Burlington Coat Factory Warehouse Corp	2,563
55,323	*	Cache, Inc	997
38,685	*	Carter's, Inc	1,315
181,748	e*	Casual Male Retail Group, Inc	991
147,508		Cato Corp (Class A)	4,251
115,403	*	Charlotte Russe Holding, Inc	1,166
699,785	*	Charming Shoppes, Inc	6,557
434,280	*	Chico's FAS, Inc	19,773
105,195	*	Children's Place Retail Stores, Inc	3,895
249,345		Christopher & Banks Corp	4,600
466,528		Claire's Stores, Inc	9,914
217,236	f	Claire's Stores, Inc (Class A)	4,616
28,562		Deb Shops, Inc	715
136,754	*	Dress Barn, Inc	2,407
4,184	b*	Edison Brothers Stores, Inc Wts 12/10/05	0
2,425	b,e*	Factory 2-U Stores, Inc	0
84,470		Fast Retailing Co Ltd	6,430
227,798		Finish Line, Inc (Class A)	4,169
741,409		Foot Locker, Inc	19,966
28,000	b,e*	Footstar, Inc	132
4,094,910		Gap, Inc	86,484
137,125	*	Genesco, Inc	4,270
112,806		Goody's Family Clothing, Inc	1,031
184,770	*	Gymboree Corp	2,369
401,407		Hennes & Mauritz AB (B Shs)	13,983
296,395	*	Hot Topic, Inc	5,095
153,077	*	Jo-Ann Stores, Inc	4,216
62,014	e*	JOS A. Bank Clothiers, Inc	1,755
2,064,661		Limited Brands, Inc	47,528
11,002	*	Mothers Work, Inc	150
505,292		Nordstrom, Inc	23,612
48,800		Oshkosh B'gosh, Inc (Class A)	1,044
410,023	*	Pacific Sunwear of California, Inc	9,127
578,983	*	Payless Shoesource, Inc	7,121
742,598		Ross Stores, Inc	21,439
58		Shimamura Co Ltd	4
44,097	*	Shoe Carnival, Inc	573

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

185,963	*	Stage Stores, Inc	$7,721
104,182		Talbots, Inc	2,837
3,973,704		TJX Cos, Inc	99,859
212,317	*	Too, Inc	5,193
210,691	*	Urban Outfitters, Inc	9,355
1,113	e*	Wet Seal, Inc (Class A)	3

		TOTAL APPAREL AND ACCESSORY STORES	542,224

APPAREL AND OTHER TEXTILE PRODUCTS - 0.21%
42,621		Ansell Ltd	298
46,794		Aoyama Trading Co Ltd	1,274
41,000		Asics Corp	134
89,000		Atsugi Co Ltd	115
372,536		Benetton Group S.p.A.	4,927
330,017	*	Collins & Aikman Corp	1,439
74,814	*	Columbia Sportswear Co	4,460
3,364	*	Culp, Inc	23
143,912	e*	DHB Industries, Inc	2,740
1,973,675		Esprit Holdings Ltd	11,934
138,286	*	Guess?, Inc	1,735
1,391,662		Gunze Ltd	6,465
4,194	*	Hampshire Group Ltd	132
126,983	*	Hartmarx Corp	987
1,712,187		Jones Apparel Group, Inc	62,615
169,896		Kellwood Co	5,861
1,182,000		Kuraray Co Ltd	10,601
556,398		Liz Claiborne, Inc	23,486
3,597	*	Mossimo, Inc	13
535,000		Nisshinbo Industries, Inc	4,005
63,081		Onward Kashiyama Co Ltd	918
80,527		Oxford Industries, Inc	3,326
13,193	v*	Paragon Trade (Escrow)	0
152,155		Phillips-Van Heusen Corp	4,108
215,818		Polo Ralph Lauren Corp	9,194
343,111	*	Quiksilver, Inc	10,221
4,000		Tokyo Style Co Ltd	47
2,398,000		Toyobo Co Ltd	5,780
657,826		VF Corp	36,430
60,000		Wacoal Corp	720
270,089	*	Warnaco Group, Inc	5,834
38,897	b,e*	Westpoint Stevens, Inc	1
220,900		World Co Ltd	7,761

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	227,584

AUTO REPAIR, SERVICES AND PARKING - 0.04%
232,200		Aisin Seiki Co Ltd	5,880
56,014	*	Amerco, Inc	2,576
113,164		Central Parking Corp	1,714
1,868,000		ComfortDelgro Corp Ltd	1,774
153,037	*	Dollar Thrifty Automotive Group, Inc	4,622
162,656	*	Exide Technologies	2,241
5,824		First Technology plc	43
1,019		Haldex AB	18
50,000		Ichikoh Industries Ltd	122
37,000		Kayaba Industry Co Ltd	137
163,301	*	Midas, Inc	3,266
58,768	*	Monro Muffler Brake, Inc	1,487
4,446		Montupet	132
38,100		NOK Corp	1,194
32,240		Pacifica Group Ltd	80
303,162		Ryder System, Inc	14,482
500,000		Toyo Radiator Co Ltd	2,259
39,000		Yokohama Rubber Co Ltd	152

		TOTAL AUTO REPAIR, SERVICES AND PARKING	42,179

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.12%
369,001	*	Advance Auto Parts	$16,118
31,064	*	America's Car Mart, Inc	1,180
46,578	*	Asbury Automotive Group, Inc	642
145,000	e	Autobacs Seven Co Ltd	4,238
856,621	*	Autonation, Inc	16,456
320,140	*	Autozone, Inc	29,232
477,066	e*	Carmax, Inc	14,813
305,999	*	Copart, Inc	8,054
292,865	*	CSK Auto Corp	4,903
113,532	*	Group 1 Automotive, Inc	3,576
86,922		Lithia Motors, Inc (Class A)	2,331
68,797	*	MarineMax, Inc	2,047
52,000		Nippon Sharyo Ltd	129
29,000		Nissan Diesel Motor Co Ltd	164
232,571	*	O'Reilly Automotive, Inc	10,477
9,351	*	Rush Enterprises, Inc	162
171,442		Sonic Automotive, Inc	4,252
329,853		Suzuki Motor Corp	6,026
39,000		Toyo Tire & Rubber Co Ltd	126
116,916		United Auto Group, Inc	3,460
78,815	*	West Marine, Inc	1,951

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	130,337

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.04%
80,618		Building Materials Holding Corp	3,087
99,305	*	Central Garden & Pet Co	4,145
1,882,000		Cheung Kong Infrastructure Holdings Ltd	5,436
346,564		Fastenal Co	21,334
13,095,400		Home Depot, Inc	559,697
404,982		Lafarge North America, Inc	20,784
392,319	e	Lafarge S.A. (Br)	37,861
6,029,749		Lowe's Cos	347,253
755		Nibe Industrier AB (B Shs)	21
36,000		Nice Corp	121
802,235	*	Owens-Illinois, Inc	18,171
47,000		Sankyo-Tateyama Holdings, Inc	132
25,000		Takiron Co Ltd	115
637,229	b,e*	USG Corp	25,661
6,029,417		Wolseley plc	112,691

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,156,509

BUSINESS SERVICES - 5.97%
204,834	*	@Road, Inc	1,415
128,593	*	24/7 Real Media, Inc	557
1,946,149	*	3Com Corp	8,115
5,054	*	3D Systems Corp	101
290,555		Aaron Rents, Inc	7,264
325,722		ABM Industries, Inc	6,423
1	*	Acacia Research - Acacia Technologies	0
296	e*	Access Co Ltd	8,319
239,319	e	Acciona S.A.	21,177
243,413	*	ActivCard Corp	2,166
716,589	*	Activision, Inc	14,461
360,980	*	Actuate Corp	920
562,190		Acxiom Corp	14,786
61,650	e	Adecco S.A. (Regd)	3,104
171,990	*	Administaff, Inc	2,169
1,538,538		Adobe Systems, Inc	96,528
178,783	*	Advent Software, Inc	3,661
187,812		Advo, Inc	6,695
70		Aeon Credit Service Co Ltd	5
93,368	*	Aether Systems, Inc	313
585,166	*	Affiliated Computer Services, Inc (Class A)	35,221
295,179	*	Agile Software Corp	2,412
745,054	*	Akamai Technologies, Inc	9,708
374,446	*	Alliance Data Systems Corp	17,779

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

135,003	*	Altiris, Inc	$4,783
134,465	e*	AMN Healthcare Services, Inc	2,139
50,926	*	Ansoft Corp	1,029
225,736	*	Ansys, Inc	7,237
164,277	*	Anteon International Corp	6,877
92,268	*	APAC Customer Services, Inc	161
20	*	Aplix Corp	386
397,532	*	Aquantive, Inc	3,554
221,487	*	Arbitron, Inc	8,678
349,978	*	Ariba, Inc	5,810
182,842	*	Armor Holdings, Inc	8,597
10,600		Asatsu-DK, Inc	298
362,589	*	Ascential Software Corp	5,914
203,996	*	Asiainfo Holdings, Inc	1,216
325,078	*	Ask Jeeves, Inc	8,696
494,793	*	Aspect Communications Corp	5,512
329,463	*	Aspen Technology, Inc	2,046
59,328	*	Asset Acceptance Capital Corp	1,264
55,025	e*	Atari, Inc	161
20,200	e*	Atos Origin	1,372
250,369	*	Autobytel, Inc	1,512
1,357,603		Autodesk, Inc	51,521
4,351,752		Automatic Data Processing, Inc	193,000
31,776		Baycorp Advantage Ltd	77
2,217,020	*	BEA Systems, Inc	19,643
735,843	*	Bisys Group, Inc	12,105
11,625	*	Blackbaud, Inc	170
38,756	*	Blackboard, Inc	574
54,223	e*	Blue Coat Systems, Inc	1,009
1,596,305	*	BMC Software, Inc	29,691
493,569	*	Borland Software Corp	5,765
136,089		Brady Corp (Class A)	8,515
285,222		Brink's Co	11,272
22,883	e*	Broadvision, Inc	63
4,443,247	*	Brocade Communications Systems, Inc	33,946
30,838	e*	Business Objects	779
190,867	*	CACI International, Inc (Class A)	13,004
1,448,605	*	Cadence Design Systems, Inc	20,005
1,000	*	CallWave, Inc	15
111,208	*	Cap Gemini S.A.	3,561
228,000	e	Capcom Co Ltd	2,167
318,731		Capita Group plc	2,238
173,768	*	Captaris, Inc	897
117,333	*	Carreker Corp	1,009
514,876		Catalina Marketing Corp	15,256
90,876	*	CCC Information Services Group, Inc	2,018
73,583		CDI Corp	1,573
7,997,272		Cendant Corp	186,976
679,245	*	Ceridian Corp	12,417
174,222	e*	Cerner Corp	9,263
337,570		Certegy, Inc	11,994
896,686	*	CGI Group, Inc (Class A)	5,987
447,794	*	Checkfree Corp	17,052
536,441	*	ChoicePoint, Inc	24,671
380,563	*	Chordiant Software, Inc	868
323,231	*	Ciber, Inc	3,116
6,534,254	v*	Cintra Concesiones de Infraestructuras de Transporte S.A.	71,764
1,110,710	*	Citrix Systems, Inc	27,246
10,642	*	Clarus Corp	96
2,479,589	*	CMGI, Inc	6,323
783,996	*	CNET Networks, Inc	8,804
37,590		Coates Hire Ltd	129
49,526	*	Cogent, Inc	1,634
737,892	*	Cognizant Technology Solutions Corp	31,235
65,929	*	Cognos, Inc	2,905
177,211	*	Cognos, Inc	7,812
9,279		Comptel plc	23
2,778,458		Computer Associates International, Inc	86,299
64,225	*	Computer Horizons Corp	245
48,063		Computer Programs & Systems, Inc	1,113

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,209,781	e*	Computer Sciences Corp	$68,195
533,866		Computershare Ltd	2,373
2,125,809	*	Compuware Corp	13,754
109,070	*	Concord Communications, Inc	1,208
155,938	*	Concur Technologies, Inc	1,389
9,646	*	Convera Corp	45
718,799	*	Convergys Corp	10,775
255,750	*	Corillian Corp	1,258
97,258	*	CoStar Group, Inc	4,491
146,492	*	Covansys Corp	2,241
16,366	b,v*	Cross Media Marketing Corp	0
496,774	*	CSG Systems International, Inc	9,290
119,039	e	CSK Corp	5,390
99,960	e*	Cyberguard Corp	630
165,078	*	Cybersource Corp	1,180
28,302		Dassault Systemes S.A.	1,427
105,000	*	Datacraft Asia Ltd	113
37,858	*	Datastream Systems, Inc	262
276,806		Deluxe Corp	10,333
240,203	*	Dendrite International, Inc	4,660
5,924	e	Dentsu, Inc	15,956
199,635		Deutsche Post AG. (Regd)	4,586
255,500		Diamond Lease Co Ltd	9,974
99,152	*	Digimarc Corp	924
238,960	*	Digital Insight Corp	4,397
209,577	*	Digital River, Inc	8,720
4,357	*	DocuCorp International, Inc	41
687,797	*	DoubleClick, Inc	5,351
598,943	*	DST Systems, Inc	31,217
412,446	*	Dun & Bradstreet Corp	24,602
2,450	*	Dynamics Research Corp	44
405,499	*	E.piphany, Inc	1,959
1,502,736	*	Earthlink, Inc	17,312
173,269	*	Echelon Corp	1,462
234,372	*	Eclipsys Corp	4,788
96,070	*	eCollege.com, Inc	1,091
74,670	e*	Education Lending Group, Inc	1,158
292,891	*	eFunds Corp	7,032
105,765		Electro Rent Corp	1,505
1,679,896	*	Electronic Arts, Inc	103,616
3,137,984	e	Electronic Data Systems Corp	72,487
128,400	*	Embarcadero Technologies, Inc	1,208
1,416,858	*	Enterasys Networks, Inc	2,550
375,394	*	Entrust, Inc	1,423
400	e,v*	Envision Development Corp	0
248,950	*	Epicor Software Corp	3,508
77,976	*	EPIQ Systems, Inc	1,142
793,278		Equifax, Inc	22,291
74,353	*	Equinix, Inc	3,178
232,389	*	eSpeed, Inc (Class A)	2,875
10,438		Europistas Concesionaria Espanola S.A.	73
656,872	*	Extreme Networks, Inc	4,303
234,588	*	F5 Networks, Inc	11,429
138,107		Factset Research Systems, Inc	8,071
440,019		Fair Isaac Corp	16,140
263,706	*	Filenet Corp	6,793
165,437	e*	FindWhat.com	2,933
1,715	*	First Advantage Corp	35
5,015,394		First Data Corp	213,355
1,057,545	*	Fiserv, Inc	42,503
100,600		Fuji Soft ABC, Inc	3,328
38,504	*	Gemplus International S.A.	89
22,280	*	Gerber Scientific, Inc	170
283,451	e*	Getronics NV	647
254,926	*	Getty Images, Inc	17,552
143,547		Gevity HR, Inc	2,951
150		Goodwill Group, Inc	370
110,710	e*	Google, Inc (Class A)	21,378
29,244	e*	Greg Manning Auctions, Inc	362
5,597	e	Grey Global Group, Inc	6,157

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

4,977,552	*	Group 4 Securicor plc	$13,379
117,372	*	GSI Commerce, Inc	2,087
565,338		GTECH Holdings Corp	14,671
288,010	*	Harris Interactive, Inc	2,275
76,000		Haw Par Corp Ltd	240
868,079		Hays plc	2,071
107,156		Healthcare Services Group	2,233
104,174	*	Heidrick & Struggles International, Inc	3,570
332,091		Henry (Jack) & Associates, Inc	6,612
24,985		Hills Motorway Group	166
164,110		Hitachi Software Engineering Co Ltd	3,748
682,751	*	Homestore, Inc	2,069
58,380	*	Hudson Highland Group, Inc	1,681
253,872	*	Hyperion Solutions Corp	11,836
105,900	e*	i2 Technologies, Inc	68
17,584	*	IAC/InterActiveCorp Wts 02/04/09	526
21,511	*	ICT Group, Inc	209
125,720	*	IDX Systems Corp	4,332
131,962	*	iGate Corp	534
299,035		Imation Corp	9,518
1,537,235		IMS Health, Inc	35,679
67,989		Indra Sistemas S.A.	1,162
96,352	e*	Infocrossing, Inc	1,631
506,891	*	Informatica Corp	4,116
102,000		Information Development Co	551
2,657	*	Information Resources, Inc	3
3,127	*	Inforte Corp	25
216,563	e*	Infospace, Inc	10,298
192,079	*	infoUSA, Inc	2,149
42,503	*	Innovative Solutions & Support, Inc	1,418
31,195		Integral Systems, Inc	607
313,852	*	Intelidata Technologies Corp	210
99,341	e*	Intellisync Corp	203
223,429	*	Interactive Data Corp	4,857
24,877	*	Interchange Corp	451
264,567	*	Intergraph Corp	7,125
100	*	Intermix Media, Inc	1
204,321	*	Internet Capital Group, Inc	1,839
244,827	*	Internet Security Systems, Inc	5,692
12,238		Interpool, Inc	291
5,855,804	*	Interpublic Group of Cos, Inc	78,468
54,556	*	Intersections, Inc	941
26,985	*	Intervideo, Inc	357
247,460	*	Interwoven, Inc	2,692
40,008		Intracom S.A.	216
125,638	*	Intrado, Inc	1,520
1,128,086	*	Intuit, Inc	49,647
487,027	*	Ipass, Inc	3,604
93,299	*	iPayment, Inc	4,620
494,981	*	Iron Mountain, Inc	15,092
5,475		iSOFT Group plc	36
20,900		ISS a/s	1,167
11,800		Itochu Techno-Science Corp	472
11,100	*	IVAX Diagnostics, Inc	48
187,763	*	iVillage, Inc	1,160
168,863	*	JDA Software Group, Inc	2,300
3,082,678	*	Juniper Networks, Inc	83,818
114,571	*	Jupitermedia Corp	2,724
137,840	e*	Kana Software, Inc	261
277,994	*	Kanbay International, Inc	8,701
315,478	*	Keane, Inc	4,638
107,021		Kelly Services, Inc (Class A)	3,230
639,000		Keppel Land Ltd	881
99,147	*	Keynote Systems, Inc	1,380
150,524	*	Kforce, Inc	1,671
291,795	e*	KFX ,Inc	4,237
133,646	*	Kinetic Concepts, Inc	10,197
10,815	e*	Kintera, Inc	97
58	*	KK DaVinci Advisors	67
223,642	*	Korn/Ferry International	4,641

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

216,720	*	Kronos, Inc	$11,081
301,815	*	Labor Ready, Inc	5,107
437,984	*	Lamar Advertising Co	18,737
458,871	*	Lawson Software, Inc	3,152
34,500	b*	Liberate Technologies	75
280,596	*	Lionbridge Technologies	1,886
347,390		LogicaCMG plc	1,286
539,713	*	Looksmart Ltd	1,182
357,921	*	Macromedia, Inc	11,139
334,807	*	Macrovision Corp	8,611
164,581	*	Magma Design Automation, Inc	2,067
183,361	*	Manhattan Associates, Inc	4,379
1,065,618		Manpower, Inc	51,469
97,046	*	Mantech International Corp (Class A)	2,304
2,595,149	*	Manugistics Group, Inc	7,448
148,888	*	MAPICS, Inc	1,571
83,558	*	Mapinfo Corp	1,001
23,205	e*	Marchex, Inc	487
76,892	*	MarketWatch, Inc	1,384
5,861	*	Marlin Business Services, Inc	111
281,088	*	Matrixone, Inc	1,841
1,893,211	*	McAfee, Inc	54,771
51,759		McGrath RentCorp	2,257
90,336	*	Medical Staffing Network Holdings, Inc	740
68,337	*	MedQuist, Inc	1,011
15,000		Meitec Corp	559
420,134	*	Mentor Graphics Corp	6,424
964,190	*	Mercury Interactive Corp	43,919
8,978	*	MetaSolv, Inc	24
463,144	*	Micromuse, Inc	2,570
60,443,954		Microsoft Corp	1,614,458
93,345	*	MicroStrategy, Inc	5,624
266,101	e*	Midway Games, Inc	2,794
769,505	e*	Mindspeed Technologies, Inc	2,139
246,600		Misys plc	991
170	*	Mobius Management Systems, Inc	1
403,557		MoneyGram International, Inc	8,531
600,799	*	Monster Worldwide, Inc	20,211
8,858	*	Motive, Inc	101
643,218	*	MPS Group, Inc	7,886
121,381	*	MRO Software, Inc	1,580
175,799	e*	MSC.Software Corp	1,841
117,008		Namco Ltd	1,536
31,073	e*	Napster, Inc	292
13,078	*	Nassda Corp	90
239,194		National Instruments Corp	6,518
329,800	*	NAVTEQ Corp	15,290
163,460	*	NCO Group, Inc	4,225
111,200	*	NCP Litigation Trust	0
432,698	*	NCR Corp	29,956
230,206		NDCHealth Corp	4,280
51,777	e*	Neoforma, Inc	398
39,847	e*	Neoware Systems, Inc	371
350	*	Ness Technologies, Inc	5
832		NET One Systems Co Ltd	3,467
466,106	*	NETIQ Corp	5,691
76,974	*	Netratings, Inc	1,476
136,701	*	Netscout Systems, Inc	954
156,360	*	Network Equipment Technologies, Inc	1,535
185,749	*	NIC, Inc	944
29		Nippon Kanzai Co Ltd	0
3,600		Nippon System Development Co Ltd	69
3,928,400	e	Nissin Co Ltd	9,891
47,800		Nomura Research Institute Ltd	4,478
2,204,562	*	Novell, Inc	14,881
915	e	NTT Data Corp	2,956
27,564	*	Nuance Communications, Inc	114
144,535	*	NYFIX, Inc	895
6,200		Obic Co Ltd	1,231
3,553		Observer AB	19

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

967,756		Omnicom Group, Inc	$81,601
824,330	*	On Assignment, Inc	4,278
1,661	*	Onyx Software Corp	5
71,391	*	Open Solutions, Inc	1,853
17,004	*	Open Text Corp	342
68,370	*	Opnet Technologies, Inc	576
313,550	*	Opsware, Inc	2,301
23,757,517	*	Oracle Corp	325,953
241,200	e	Oracle Corp Japan	12,499
199,244	*	Packeteer, Inc	2,879
90,348	e*	PalmSource, Inc	1,151
1,769,405	*	Parametric Technology Corp	10,422
129,103	*	PC-Tel, Inc	1,024
94,700	*	PDF Solutions, Inc	1,526
72,161	*	PDI, Inc	1,608
101,834	*	PEC Solutions, Inc	1,443
147,384	*	Pegasus Solutions, Inc	1,857
61,334	*	Pegasystems, Inc	523
6,760	*	Penton Media, Inc	1
50,000	*	Peoplesoft, Inc	1,324
484,618	*	Perot Systems Corp (Class A)	7,768
16,512	*	Phase Forward, Inc	135
226,811	*	Pixar	19,417
700	*	PlanetOut, Inc	10
126,599	*	PLATO Learning, Inc	943
243,112	*	Portal Software, Inc	644
100,671	e*	Portfolio Recovery Associates, Inc	4,150
74,900	*	ProcureNet, Inc	11
223,107	*	Progress Software Corp	5,210
15,500	e*	Protection One, Inc	6
25,074	*	Proxymed, Inc	246
440,000		Public Power Corp	12,320
240		PubliGroupe S.A.	74
75,411		QAD, Inc	673
45,016	*	Quadramed Corp	113
20,137	*	Quality Systems, Inc	1,204
337,967	*	Quest Software, Inc	5,391
200,318	*	R.H. Donnelley Corp	11,829
13,154		RAC plc	160
23,618	*	Radiant Systems, Inc	154
140,527	*	Radisys Corp	2,747
243,105	*	Raindance Communications, Inc	564
377	e*	Rakuten, Inc	430
11,403	e*	Rakuten, Inc (When Issued)	10,238
23,411		Randstad Holdings NV	921
594,888	*	RealNetworks, Inc	3,938
1,021,871	*	Red Hat, Inc	13,642
186,634	*	Redback Networks, Inc	1,000
4,912	e*	Redback Networks, Inc Wts 01/02/11	12
4,668	e*	Redback Networks, Inc Wts 01/02/11	12
103,019	*	Register.com, Inc	654
3,163	*	Remedytemp, Inc (Class A)	32
46,950	e	Renaissance Learning, Inc	871
344,290	*	Rent-A-Center, Inc	9,124
855,611		Rentokil Initial plc	2,427
175,471	*	Rent-Way, Inc	1,406
340,504	*	Retek, Inc	2,094
4,167,194		Reuters Group plc	30,202
130,973	*	Rewards Network, Inc	917
370,043		Reynolds & Reynolds Co (Class A)	9,810
9,348	*	RightNow Technologies, Inc	151
722,362		Robert Half International, Inc	21,259
121,962		Rollins, Inc	3,210
420,694	*	RSA Security, Inc	8,439
496,541	*	S1 Corp	4,499
145,389	*	SafeNet, Inc	5,342
53,398	e*	SAFLINK Corp	148
2,247,697		Sage Group plc	8,728
74,800	e*	Salesforce.com, Inc	1,267
15,500		Sanix, Inc	122

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

586,426		SAP AG.	$104,739
516,748	*	Sapient Corp	4,087
9,647		Savills plc	96
496,166	*	Scansoft, Inc	2,079
983,102		Secom Co Ltd	39,336
215,850	*	Secure Computing Corp	2,154
389,259		Securitas AB (B Shs)	6,678
298,832	*	Seebeyond Technology Corp	1,070
278,490		Seiko Epson Corp	12,393
204,750		Serco Group plc	943
154,707	*	Serena Software, Inc	3,348
2,050		SGS S.A.	1,436
1	*	Shopping.com Ltd	0
33,459	*	SI International, Inc	1,029
4,693,283	*	Siebel Systems, Inc	49,279
26,323	*	Sina Corp	844
294,174	*	Sitel Corp	724
39,789	*	SM&A	339
186,610	*	Societe Des Autoroutes Paris-Rhin-Rhone	11,275
46,238	e*	SoftBrands, Inc	102
2,803	*	Software AG. (Br)	91
170,553	e*	Sohu.com, Inc	3,020
359,772	*	SonicWALL, Inc	2,274
337,758	*	Sotheby's Holdings, Inc (Class A)	6,134
110,254	*	Source Interlink Cos, Inc	1,464
357,381	*	Spherion Corp	3,002
88,845	*	SPSS, Inc	1,390
204,000		Square Enix Co Ltd	6,032
79,002	*	SRA International, Inc (Class A)	5,072
94,207		SS&C Technologies, Inc	1,945
62,913		Startek, Inc	1,790
113,866	*	Stellent, Inc	1,004
55,367	e*	Stratasys, Inc	1,858
245,600		Sumisho Lease Co Ltd	10,019
20,840,761	e*	Sun Microsystems, Inc	112,123
1,519,140	*	SunGard Data Systems, Inc	43,037
278,108	*	SupportSoft, Inc	1,852
558,582	*	Sybase, Inc	11,144
151,871	*	Sykes Enterprises, Inc	1,056
4,135,577	*	Symantec Corp	106,532
37,006	*	SYNNEX Corp	890
1,179,591	*	Synopsys, Inc	23,144
64,462	*	Synplicity, Inc	382
44,279		Syntel, Inc	777
279,240	*	Take-Two Interactive Software, Inc	9,715
84,203		Talx Corp	2,172
147,700		Tata Consultancy Services Ltd	4,538
279,701	*	TeleTech Holdings, Inc	2,710
23,796	*	TheStreet.com, Inc	97
351,727	e	Thomson Corp	12,409
284,257	*	THQ, Inc	6,521
117,552	*	THUS Group plc	33
1,064,218	*	TIBCO Software, Inc	14,197
111,638	*	Tier Technologies, Inc (Class B)	1,033
218,088		Tietoenator Corp	6,937
19,152	e*	TippingPoint Technologies, Inc	894
80,057		TIS, Inc	3,508
1,163,406	e*	Tiscali S.p.A.	4,317
772,631	*	Titan Corp	12,517
22,088	*	TNS, Inc	483
550,327		Tokyu Corp	2,975
209,446		Total System Services, Inc	5,090
111,088	*	TradeStation Group, Inc	780
400		Trans Cosmos, Inc	14
282,223	*	Transaction Systems Architects, Inc (Class A)	5,602
15,998	e*	Travelzoo, Inc	1,527
1,052,287	*	Trend Micro, Inc	56,789
3,840	*	Tripos, Inc	20
191,688	*	Trizetto Group, Inc	1,821
266,910	*	Tumbleweed Communications Corp	891

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

237,016	*	Tyler Technologies, Inc	$1,981
92,628	*	Ultimate Software Group, Inc	1,175
2,070,531	*	Unisys Corp	21,078
604,956	*	United Online, Inc	6,975
270,709	f*	United Rentals, Inc	5,116
107,234	*	Universal Compression Holdings, Inc	3,744
540,526	*	Valueclick, Inc	7,205
165,578	*	Vastera, Inc	435
84,148	*	Verint Systems, Inc	3,057
1,558,073	*	VeriSign, Inc	52,227
3,206,996	*	Veritas Software Corp	91,560
173,440	*	Verity, Inc	2,276
850	*	Versata, Inc	2
54,823	e*	Vertrue, Inc	2,071
131,790		Viad Corp	3,755
1,515,684	*	Vignette Corp	2,107
168,125	*	VitalWorks, Inc	748
99,355	*	Vitria Technology, Inc	418
49,261	*	Volt Information Sciences, Inc	1,448
205,596	*	WatchGuard Technologies, Inc	911
219,019	*	WebEx Communications, Inc	5,208
1,661,985	*	WebMD Corp	13,562
283,886	*	webMethods, Inc	2,047
169,417	*	Websense, Inc	8,593
400	*	WebSideStory, Inc	5
514,363	*	Westwood One, Inc	13,852
2,602,095		Wharf Holdings Ltd	9,106
480,111	*	Wind River Systems, Inc	6,506
12,000	e	Wipro Ltd (Spon ADR)	296
126,135	*	Witness Systems, Inc	2,202
436,174		WM-Data AB (B Shs)	945
3,749,804		WPP Group plc	41,252
1,157	e*	Yahoo! Japan Corp	5,555
6,974,597	*	Yahoo!, Inc	262,803
118,947	e*	Zix Corp	613

		TOTAL BUSINESS SERVICES	6,612,001

CHEMICALS AND ALLIED PRODUCTS - 10.05%
9,464,337		Abbott Laboratories	441,511
509,042	*	Abgenix, Inc	5,263
104,974	*	Able Laboratories, Inc	2,388
88,770		Aceto Corp	1,690
286,168	*	Adolor Corp	2,839
8,915	*	Advancis Pharmaceutical Corp	34
414,100	*	Agrium, Inc	6,999
1,541,834		Air Products & Chemicals, Inc	89,380
2,799,181	e	Akzo Nobel NV	119,394
522,954		Akzo Nobel NV (Spon ADR)	22,220
165,681	*	Albany Molecular Research, Inc	1,846
196,454		Albemarle Corp	7,605
417,614		Alberto-Culver Co	20,284
151,745	*	Alexion Pharmaceuticals, Inc	3,824
134,400	e	Alfresa Holdings Corp	4,932
541,251	*	Alkermes, Inc	7,626
859,300		Allergan, Inc	69,663
532,442		Alpharma, Inc (Class A)	9,025
222,887	e*	Alteon, Inc	292
222,285	e*	American Pharmaceutical Partners, Inc	8,316
27,608	e	American Vanguard Corp	1,015
8,590,037	*	Amgen, Inc	551,051
500,346	*	Amylin Pharmaceuticals, Inc	11,688
1,578,764	*	Andrx Corp	34,464
110,212	*	Angiotech Pharmaceuticals	2,044
101,654	e*	Aphton Corp	316
154,423		Arch Chemicals, Inc	4,444
50,449	e*	Arena Pharmaceuticals, Inc	338
169,052	*	Array Biopharma, Inc	1,609
55,000		Asahi Denka Co Ltd	567

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,268,358		Asahi Kasei Corp	$6,350
75,000		AstraZeneca plc (Spon ADR)	2,729
2,590,434		AstraZeneca plc (United Kingdom)	93,947
233,478	e*	Atherogenics, Inc	5,501
7,003		Auriga Industries	147
455,283	*	Avant Immunotherapeutics, Inc	915
545,141		Avery Dennison Corp	32,692
58,684	e*	AVI BioPharma, Inc	138
200	*	Avigen, Inc	1
3,023,413		Avon Products, Inc	117,006
518,766	*	Barr Pharmaceuticals, Inc	23,625
33,849	*	Barrier Therapeutics, Inc	562
463,740	e	BASF AG.	33,408
1,046	*	Basilea Pharmaceutica	83
343,565		Bayer AG.	11,647
7,800		Beiersdorf AG.	908
83,003	*	Benthley Pharmaceuticals, Inc	892
90,523	*	BioCryst Pharmaceuticals, Inc	523
139,956	e*	Bioenvision, Inc	1,254
2,749,238	*	Biogen Idec, Inc	183,127
443,036	*	BioMarin Pharmaceutical, Inc	2,831
524,686	*	BioMerieux	23,107
36,710	e*	Biopure Corp	22
78,862	e*	Biosite, Inc	4,853
500,143	*	Biovail Corp (Canada)	8,261
240,903		BOC Group plc	4,595
100,749	*	Bone Care International, Inc	2,806
605,605		Boots Group plc	7,622
82,292	e*	Bradley Pharmaceuticals, Inc	1,596
12,704,207		Bristol-Myers Squibb Co	325,482
30,040		British Vita plc	156
430,148		Cabot Corp	16,638
209,041		Calgon Carbon Corp	1,898
147,168		Cambrex Corp	3,988
52,557	e*	CancerVax Corp	570
61,755	*	Caraco Pharmaceutical Laboratories Ltd	590
270,191	e*	Cell Genesys, Inc	2,189
352,146	e*	Cell Therapeutics, Inc	2,866
401,179	e*	Cephalon, Inc	20,412
476,266	*	Charles River Laboratories International, Inc	21,913
109,409	*	Chattem, Inc	3,621
592,885	*	Chiron Corp	19,761
677,500		Chugai Pharmaceutical Co Ltd	11,200
319,577		Church & Dwight Co, Inc	10,744
106,000	*	CK Life Sciences International Holdings, Inc	17
1,471,397		Clorox Co	86,709
3,481,808		Colgate-Palmolive Co	178,129
16,174	*	Collagenex Pharmaceuticals, Inc	119
83,736	*	Columbia Laboratories, Inc	222
312,904	*	Connetics Corp	7,600
19,495	*	Corcept Therapeutics, Inc	122
35,533	e*	Corgentech, Inc	294
396,840	e*	Corixa Corp	1,444
680,389		Crompton Corp	8,029
330,404		CSL Ltd	7,576
284,877	*	Cubist Pharmaceuticals, Inc	3,370
283,612	*	Curis, Inc	1,480
224,968	*	Cypress Bioscience, Inc	3,163
255,762		Cytec Industries, Inc	13,151
93,278	*	Cytogen Corp	1,075
42,770	*	Cytokinetics, Inc	438
230,315	*	Dade Behring Holdings, Inc	12,898
1,982,779		Daicel Chemical Industries Ltd	11,223
136,150		Daiichi Pharmaceutical Co Ltd	2,943
28,846	*	DEL Laboratories, Inc	1,002
439,329	e*	Dendreon Corp	4,736
135,892		Diagnostic Products Corp	7,481
84,055	*	Digene Corp	2,198
307,633	*	Discovery Laboratories, Inc	2,440
122,223	e*	Dov Pharmaceutical, Inc	2,206

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

5,240,238		Dow Chemical Co	$259,444
341,619		DSM NV	22,112
6,577,292		Du Pont (E.I.) de Nemours & Co	322,616
252,631	e*	Durect Corp	829
85,377	*	Dusa Pharmaceuticals, Inc	1,221
7,679	*	Dynavax Technologies Corp	61
499,311		Eastman Chemical Co	28,825
1,067,407		Ecolab, Inc	37,498
831,083		Eisai Co Ltd	27,332
283,244	*	Elan Corp plc	7,546
245,752	e*	Elan Corp plc (Spon ADR)	6,697
125,455	*	Elizabeth Arden, Inc	2,978
4,412	*	Embrex, Inc	58
399,117	*	Encysive Pharmaceuticals, Inc	3,963
329,459	*	Enzon, Inc	4,520
172,708	*	Eon Labs, Inc	4,663
136,969	*	EPIX Pharmaceuticals, Inc	2,453
605,401		Estee Lauder Cos (Class A)	27,709
43,796	e*	Eyetech Pharmaceuticals, Inc	1,993
258,085		Ferro Corp	5,985
246,553	*	First Horizon Pharmaceutical	5,644
225,050	*	FMC Corp	10,870
2,336,229	*	Forest Laboratories, Inc	104,803
329,483	*	Genaera Corp	1,127
401,583	*	Genelabs Technologies	482
2,366,414	*	Genentech, Inc	128,828
1,400,000	f,v*	Genesoft Series C Financing	7,000
500,000	f,v*	Genesoft Series D Financing	2,000
329,126	e*	Genta, Inc	579
1,427,224	*	Genzyme Corp	82,879
349,076	e	Georgia Gulf Corp	17,384
271,753	e*	Geron Corp	2,166
3,760,712	*	Gilead Sciences, Inc	131,587
6,941,276		Gillette Co	310,830
5,050		Givaudan S.A. (Regd)	3,326
13,400,673		GlaxoSmithKline plc	314,396
9,375,000	*	Global Bio-Chem Technology Group Co Ltd Wts 05/31/07	446
302,492		Great Lakes Chemical Corp	8,618
56,056	e*	GTC Biotherapeutics, Inc	85
28,183	e*	GTx, Inc	380
195,367	e*	Guilford Pharmaceuticals, Inc	967
276,811		H.B. Fuller Co	7,892
222,200		Hitachi Chemical Co Ltd	3,977
1,178	*	Hi-Tech Pharmacal Co, Inc	22
76,253	e*	Hollis-Eden Pharmaceuticals	718
981,657	*	Hospira, Inc	32,886
796,174	*	Human Genome Sciences, Inc	9,570
287,360	*	ICOS Corp	8,127
24,561	*	Idenix Pharmaceuticals, Inc	421
160,909	*	Idexx Laboratories, Inc	8,784
446,909	*	ImClone Systems, Inc	20,594
307,374	*	Immucor, Inc	7,226
265,302	*	Immunogen, Inc	2,345
270,461	e*	Immunomedics, Inc	822
297,463	*	Impax Laboratories, Inc	4,724
807,818		Imperial Chemical Industries plc	3,738
431,404	e*	Indevus Pharmaceuticals, Inc	2,571
290,380	*	Inkine Pharmaceutical Co	1,577
1,760	*	Innogenetics NV	34
217,162	*	Inspire Pharmaceuticals, Inc	3,642
30,368		Inter Parfums, Inc	483
191,332	*	InterMune, Inc	2,537
415,617		International Flavors & Fragrances, Inc	17,805
77,313	*	Inverness Medical Innovations, Inc	1,941
354,105	*	Invitrogen Corp	23,771
171		Ishihara Sangyo Kaisha Ltd	0
386,866	e*	Isis Pharmaceuticals, Inc	2,283
164,048	e*	Isolagen, Inc	1,291
2,563,924	*	IVAX Corp	40,561
422,700		JSR Corp	9,261

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

789		K+S AG.	$42
943,541		Kaneka Corp	10,681
336,000		Kansai Paint Co Ltd	2,040
588,029		Kao Corp	15,035
1,293,830	*	King Pharmaceuticals, Inc	16,043
872,500		Kingboard Chemical Holdings Ltd	1,847
101,000	*	Kingboard Chemical Holdings Ltd Wts 12/31/06	54
198,002	*	Kos Pharmaceuticals, Inc	7,453
299,966		Kose Corp	13,173
26,547		Kronos Worldwide, Inc	1,082
216,906	*	KV Pharmaceutical Co (Class A)	4,783
1,138,000		Kyowa Hakko Kogyo Co Ltd	8,551
157,368	e*	La Jolla Pharmaceutical Co	263
64,165	e	L'Air Liquide S.A.	11,861
37,159	*	Lannett Co, Inc	366
293,050	*	LG Chem Ltd	11,677
3,390	*	Lifecore Biomedical, Inc	38
450,960	*	Ligand Pharmaceuticals, Inc (Class B)	5,249
5,855,188		Lilly (Eli) & Co	332,282
21,013		Lonza Group AG. (Regd)	1,183
163,475		L'Oreal S.A.	12,410
189,409		MacDermid, Inc	6,838
124,651	e	Mannatech, Inc	2,373
47,068	*	MannKind Corp	741
33,910	e*	Marshall Edwards, Inc	303
159,016	*	Martek Biosciences Corp	8,142
480,941	e*	Medarex, Inc	5,185
463,400	e	MEDICEO Holdings Co Ltd	5,214
320,916	*	Medicines Co	9,242
309,616		Medicis Pharmaceutical Corp (Class A)	10,871
1,445,421	*	MedImmune, Inc	39,185
19,522,741		Merck & Co, Inc	627,461
1,066,688		Merck KGaA	73,394
28,174		Meridian Bioscience, Inc	490
34,464	*	Metabolic Pharmaceuticals Ltd	35
657,908		Methanex Corp	12,031
350,925	*	MGI Pharma, Inc	9,829
1,676,524	*	Millennium Pharmaceuticals, Inc	20,319
124,206		Minerals Technologies, Inc	8,285
746,818		Mitsubishi Chemical Corp	2,274
883,540		Mitsubishi Gas Chemical Co, Inc	4,165
242,000		Mitsui Chemicals, Inc	1,318
2,560	*	Momenta Pharmaceuticals, Inc	18
785,833	*	Mosaic Co	12,825
1,390,314	e	Mylan Laboratories, Inc	24,581
120,766	e*	Myogen, Inc	975
372,066	*	Nabi Biopharmaceuticals	5,451
46,200	*	Nalco Holding Co	902
76,942		Nature's Sunshine Products, Inc	1,567
353,401	*	NBTY, Inc	8,485
416,055	e*	Nektar Therapeutics	8,421
120,272	*	Neose Technologies, Inc	808
171,114	*	Neurocrine Biosciences, Inc	8,436
137,540	*	Neurogen Corp	1,287
117,069	*	NewMarket Corp	2,330
873,000		Nippon Paint Co Ltd	3,655
17,000		Nippon Shinyaku Co Ltd	139
567,562		Nippon Shokubai Co Ltd	4,918
90,365	e*	NitroMed, Inc	2,408
52,174	*	NL Industries, Inc	1,153
110,469	e*	Northfield Laboratories, Inc	2,491
324,086	e	Nova Chemicals Corp	15,337
5,910,141		Novartis AG. (Regd)	297,820
157,339	*	Noven Pharmaceuticals, Inc	2,684
131,043		Novo Nordisk a/s (B Shs)	7,160
257,071	e*	NPS Pharmaceuticals, Inc	4,699
68,308	*	Nutraceutical International Corp	1,053
179,689	*	Nuvelo, Inc	1,770
63,565		Octel Corp	1,323
436,175		Olin Corp	9,605

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

224,602	*	OM Group, Inc	$7,282
293,816	*	Omnova Solutions, Inc	1,651
214,421	*	Onyx Pharmaceuticals, Inc	6,945
2,511		OPG Groep NV	147
241,304	*	OraSure Technologies, Inc	1,622
703,460		Orica Ltd	11,233
89,609		Orion Oyj	1,451
557,118	*	OSI Pharmaceuticals, Inc	41,700
203,271	*	Pain Therapeutics, Inc	1,466
399,927	*	Palatin Technologies, Inc	1,064
232,235	*	Par Pharmaceutical Cos, Inc	9,610
99,531	*	Penwest Pharmaceuticals Co	1,190
752,441	e*	Peregrine Pharmaceuticals, Inc	880
57,551	e*	PetMed Express, Inc	438
49,234,057		Pfizer, Inc	1,323,904
22,793	*	Pharmacopeia Drug Discovery, Inc	137
140,206	*	Pharmacyclics, Inc	1,468
97,445	*	Pharmion Corp	4,113
165,006		PolyMedica Corp	6,153
559,371	*	PolyOne Corp	5,068
143,248	*	Pozen, Inc	1,041
1,020,758		PPG Industries, Inc	69,575
381,173	*	Praecis Pharmaceuticals, Inc	724
1,766,266		Praxair, Inc	77,981
16,075,997		Procter & Gamble Co	885,466
68,461	*	Progenics Pharmaceuticals	1,175
487,905	*	Protein Design Labs, Inc	10,080
62,000	e*	Qiagen NV	678
241,533	*	QLT, Inc	3,877
35,380	*	QLT, Inc (Frankfurt)	569
46,574		Quaker Chemical Corp	1,157
235,324	*	Quidel Corp	1,195
137,302		Ranbaxy Laboratories Ltd	3,953
4,006,224		Reckitt Benckiser plc	121,065
33,729	*	Renovis, Inc	485
791,689	*	Revlon, Inc (Class A)	1,821
39,686,204	e*	Rhodia S.A.	94,401
865,150	e	Rhodia S.A. (Spon ADR)	2,336
9,570		Roche Holding AG.	1,262
1,372,125		Roche Holding AG. (Genusscheine)	157,955
1,080,963		Rohm & Haas Co	47,811
669,074		RPM International, Inc	13,154
28,000		Sakai Chemical Industry Co Ltd	128
219,072	*	Salix Pharmaceuticals Ltd	3,853
675,026		Sankyo Co Ltd	15,250
3,642,908	e	Sanofi-Aventis	291,155
42,082	*	Santarus, Inc	381
1,980,900		Sanyo Chemical Industries Ltd	14,054
41,700	e	Sawai Pharmaceutical Co Ltd	1,178
71,470		Schering AG.	5,344
10,615,740		Schering-Plough Corp	221,657
270,844	*	Sciclone Pharmaceuticals, Inc	1,002
113,669	*	SciGen Ltd	5
116,697	e*	Scotts Co (Class A)	8,580
5,700		Seikagaku Corp	77
1,224,699		Sekisui Chemical Co Ltd	8,952
1,096,085	e*	Sepracor, Inc	65,075
170,178	e*	Serologicals Corp	3,764
7,248	e	Serono S.A. (B Shs)	4,774
767,087		Sherwin-Williams Co	34,235
1,426,116		Shin-Etsu Chemical Co Ltd	58,453
1,764,264		Shionogi & Co Ltd	24,397
418,009		Shiseido Co Ltd	6,054
2,829,549		Showa Denko KK	7,290
17,959		Sigma Co Ltd	131
447,845	e	Sigma-Aldrich Corp	27,077
39,281	e*	Sirna Therapeutics, Inc	124
64,268	*	Skyepharma plc	80
220,206	b*	Solutia, Inc	258
41,421		Solvay S.A.	4,560

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

7,907	*	Sorin S.p.A.	$25
31,569		Stepan Co	769
959,000		Sumitomo Bakelite Co Ltd	6,055
1,465,140	e	Sumitomo Chemical Co Ltd	7,178
328,708	e*	SuperGen, Inc	2,317
87,110	e*	SurModics, Inc	2,832
133,720		Suzuken Co Ltd	3,589
587,254	e	Taisho Pharmaceutical Co Ltd	12,780
2,291,794		Takeda Pharmaceutical Co Ltd	115,406
141,555	*	Tanox, Inc	2,152
4,948,925		Teijin Ltd	21,492
12,740	e*	Tercica, Inc	128
557,779	e*	Terra Industries, Inc	4,953
3,054		Teva Pharmaceutical Industries Ltd (Spon ADR)	91
264,427	*	Third Wave Technologies, Inc	2,274
4,601,134		Toray Industries, Inc	21,553
2,333,000		Tosoh Corp	10,496
16,200	*	UAP Holding Corp	280
14,000		UCB S.A.	712
26,623	*	Unifi, Inc	102
10,912		United Drug plc	52
131,751	e*	United Therapeutics Corp	5,949
74,564	e*	USANA Health Sciences, Inc	2,550
509,887		USEC, Inc	4,941
529,519		Valeant Pharmaceuticals International	13,953
340,725		Valspar Corp	17,040
24,671	e*	Vaxgen, Inc	419
458,088	*	VCA Antech, Inc	8,979
550,712	*	Vertex Pharmaceuticals, Inc	5,821
294,416	*	Vicuron Pharmaceuticals, Inc	5,126
310,865	e*	Vion Pharmaceuticals, Inc	1,458
17,594	*	Virbac Corp	59
191,788	*	ViroLogic, Inc (Rts)	46
557,441	*	Watson Pharmaceuticals, Inc	18,290
194,708		Wellman, Inc	2,081
617,328		Wesfarmers Ltd	19,260
158,532		West Pharmaceutical Services, Inc	3,968
42,150		Westlake Chemical Corp	1,408
52	b*	Women First Healthcare, Inc	0
495,201	b*	WR Grace & Co	6,740
8,297,570		Wyeth	353,394
1,224,799		Yamanouchi Pharmaceutical Co Ltd	47,692
70,900	e	Zeltia S.A.	496
266,937	*	Zila, Inc	1,142
141,853	*	Zymogenetics, Inc	3,263

		TOTAL CHEMICALS AND ALLIED PRODUCTS	11,137,002

COAL MINING - 0.07%
318,569		Arch Coal, Inc	11,322
522,037		Consol Energy, Inc	21,430
388,399		Massey Energy Co	13,575
345,003		Peabody Energy Corp	27,914
18,336	*	Westmoreland Coal Co	559

		TOTAL COAL MINING	74,800

COMMUNICATIONS - 5.56%
59,655	*	Acme Communication, Inc	418
84,727	*	AirGate PCS, Inc	3,016
264,200	*	Airspan Networks, Inc	1,435
476,598	e*	Alamosa Holdings, Inc	5,943
15,463		Alaska Communications Systems Group, Inc	133
248,101	b,e,v*	Allegiance Telecom, Inc	0
1,644,074		Alltel Corp	96,606
1,129,991	*	American Tower Corp (Class A)	20,792
248,458	e*	Antena 3 Television S.A.	17,950
5,263,798		AT&T Corp	100,328
2,543,359	*	Avaya, Inc	43,746

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

478,567	*	BCE, Inc	$11,551
46,105	*	Beasley Broadcast Group, Inc (Class A)	808
14,204,142		BellSouth Corp	394,733
106,738	*	Boston Communications Group	986
12,527,346		British Sky Broadcasting Group plc	135,168
12,458,750		BT Group plc	48,557
6,653,101		Cable & Wireless plc	15,232
1,101,744	*	Cablevision Systems Corp (Class A)	27,433
84,648	*	Centennial Communications Corp	671
990,353		CenturyTel, Inc	35,128
159,000		Cesky Telecom AS	2,642
1,788,820	e*	Charter Communications, Inc (Class A)	4,007
1,000,000	*	China Netcom Group Corp Hong Kong Ltd	1,357
960,000		Chunghwa Telecom Co Ltd	1,893
1,641,551	*	Cincinnati Bell, Inc	6,812
339,292	*	Citadel Broadcasting Corp	5,490
4,659,615		Clear Channel Communications, Inc	156,051
9,143,067	*	Comcast Corp (Class A)	304,281
3,812,760	*	Comcast Corp (Special Class A)	125,211
218,264	*	Commonwealth Telephone Enterprises, Inc	10,839
678,000		COMSYS Holdings Corp	6,279
924,793		Cosmote Mobile Telecommunications S.A.	18,554
243,702	*	Cox Radio, Inc (Class A)	4,016
1,306,615	*	Crown Castle International Corp	21,742
113,611	*	Crown Media Holdings, Inc (Class A)	977
115,071		CT Communications, Inc	1,415
311,552	*	Cumulus Media, Inc (Class A)	4,698
75,614		D&E Communications, Inc	911
5,762,479	e	Deutsche Telekom AG. (Regd)	130,414
101,074	e*	Digital Generation Systems	126
3,199,857	*	DIRECTV Group, Inc	53,566
739,076	e*	Dobson Communications Corp (Class A)	1,271
1,290,541		EchoStar Communications Corp (Class A)	42,898
400,661		Eircom Group plc	942
3,463		Elcoteq Network Corp (A Shs)	84
95,882	*	Elisa Oyj	1,546
317,230	*	Emmis Communications Corp (Class A)	6,088
309,654	*	Entercom Communications Corp	11,113
269,423	*	Entravision Communications Corp (Class A)	2,250
18,018	*	Equant NV	93
37,330,665	e*	Ericsson (LM) (B Shs)	119,091
37,093	*	Fisher Communications, Inc	1,813
2,500	*	Focal Communications Corp	0
644,825	*	Foundry Networks, Inc	8,486
1,180,974	*	Fox Entertainment Group, Inc (Class A)	36,917
2,409,037		France Telecom S.A.	79,766
1,425		Fuji Television Network, Inc	3,087
1,025,000		Fujikura Ltd	4,721
278,495	*	General Communication, Inc (Class A)	3,075
3,047,157	*	Gestevision Telecinco S.A.	62,873
198,978		Global Payments, Inc	11,648
106,459		GN Store Nord	1,148
85,176	e	Golden Telecom, Inc	2,250
270,770		Gray Television, Inc	4,197
8,700		Gray Television, Inc (Class A)	123
186,779		Hearst-Argyle Television, Inc	4,927
1		Hellenic Telecommunications Organization S.A.	0
52,898		HickoryTech Corp	565
15,114	*	Hungarian Telephone & Cable	218
883,000	*	Hutchison Telecommunications International Ltd	795
1,720,295	*	IAC/InterActiveCorp	47,515
853		i-CABLE Communications Ltd	0
172,987	*	IDT Corp	2,539
135,966	*	IDT Corp (Class B)	2,105
1,200,000		Indosat Tbk PT	743
362,436	*	Infonet Services Corp (Class B)	732
59,216	*	InPhonic, Inc	1,627
325,250	*	Insight Communications Co, Inc	3,015
1,412,419	*	Internap Network Services Corp	1,314
27,900		Iowa Telecommunications Services, Inc	602

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

10,749	*	ITC Deltacom, Inc	$18
78,067	*	ITV plc (Cv)	59
133,589	e*	j2 Global Communications, Inc	4,609
54,044	*	Jazztel plc	53
5,320		KDDI Corp	28,659
39,256		Kingston Communications plc	47
17,998,405		KPN NV	171,006
937,000	*	KT Freetel Co Ltd	22,357
3,758,454	e*	Level 3 Communications, Inc	12,741
103,012		Liberty Corp	4,528
858,784	*	Liberty Media International, Inc	39,702
4,470	*	Lightbridge, Inc	27
216,386	*	Lin TV Corp (Class A)	4,133
78,717	*	Lodgenet Entertainment Corp	1,393
803,859	*	Lucent Technologies Inc Wts 12/10/07	1,270
30,106,970	*	Lucent Technologies, Inc	113,202
147,224	*	Marconi Corp plc	1,590
144,221	*	Mastec, Inc	1,458
670,000		Maxis Communications Bhd	1,649
3,030,891	e,f,v*	McLeod (Escrow)	0
59,931	e*	McLeodUSA, Inc (Class A)	43
389,537	*	Mediacom Communications Corp	2,435
438,538		Mediaset S.p.A.	5,561
27,500	e*	Metro One Telecommunications, Inc	44
49,214		MobileOne Ltd	55
41,431	*	Modern Times Group AB (B Shs)	1,128
208,425	*	Net2Phone, Inc	709
102,004		News Corp	1,960
126,000		News Corp (CDI)	2,351
37,321	*	Nexstar Broadcasting Group, Inc	344
6,001,274	*	Nextel Communications, Inc (Class A)	180,038
1,356,822	*	Nextel Partners, Inc (Class A)	26,512
322,265	*	NII Holdings, Inc (Class B)	15,291
6,049		Nippon Telegraph & Telephone Corp	27,155
91,861		North Pittsburgh Systems, Inc	2,272
145,084	e*	Novatel Wireless, Inc	2,812
390,422	*	NTL, Inc	28,485
7,865	*	NTL, Inc (CW11)	31
29,249		NTT DoCoMo, Inc	53,948
293,809	*	Paxson Communications Corp	405
1,374	e*	Pegasus Communications Corp	13
116,035	e*	Philippine Long Distance Telephone (Spon ADR)	2,893
79,492		Portugal Telecom SGPS S.A. (Regd)	983
266,762	*	Price Communications Corp	4,959
628,088	*	Primus Telecommunications Group	1,997
5,735,672		PT Telekomunikasi Indonesia Tbk	2,981
581,189	*	PTEK Holdings, Inc	6,225
574,573	e	Publishing & Broadcasting Ltd	7,882
7,270,814	*	Qwest Communications International, Inc	32,282
338,843	*	Radio One, Inc (Class A)	5,455
121,208	e*	Radio One, Inc (Class D)	1,954
382,758	b,e*	RCN Corp	7
201,995	*	Regent Communications, Inc	1,071
640,445		Rogers Communications, Inc (Class B)	16,806
1,814		Roularta Media Group NV	125
87,335	*	Saga Communications, Inc (Class A)	1,472
56,614	*	Salem Communications Corp (Class A)	1,413
19,851,812		SBC Communications, Inc	511,581
2,805,899		Seat Pagine Gialle S.p.A.	1,293
4,144,386		SES GLOBAL	54,079
119,870		Shaw Communications, Inc	2,194
42,427		Shenandoah Telecom Co	1,271
252,688		Sinclair Broadcast Group, Inc (Class A)	2,327
9,386,660		Singapore Telecommunications Ltd	13,686
13,650		SK Telecom Co Ltd	2,598
132,464	*	Sky Network Television Ltd	588
2,910		SKY Perfect Communications, Inc	3,152
42,000		SmarTone Telecommunications Holding Ltd	47
10,857		SONAECOM - SGPS SA	56
207,739	*	Spanish Broadcasting System, Inc (Class A)	2,194

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

202,945	*	Spectrasite, Inc	$11,751
730		Spir Communication	143
11,879,435	e	Sprint Corp	295,204
4,471	*	SR Telecom, Inc	14
89,454		SureWest Communications	2,536
16,290,000		Taiwan Cellular Corp	18,249
161,136	e*	Talk America Holdings, Inc	1,067
66,163		Tandberg ASA	822
240,739	e	Tele2 AB (B Shs)	9,455
7,430,775	e	Telecom Corp of New Zealand Ltd	33,009
6,809,070	e	Telecom Italia S.p.A.	27,858
4,696,166		Telecom Italia S.p.A.	15,256
8,108,947		Telefonica S.A.	152,766
7,408		Telefonica S.A. (Spon ADR)	419
89	*	Teleglobe International Holdings Ltd	0
530,500		Telekom Malaysia Bhd	1,619
1,970,836		Telenor ASA	17,897
295,570		Telephone & Data Systems, Inc	22,744
160,300		Television Broadcasts Ltd	745
8,093,618	e	TeliaSonera AB	48,474
1,983,411		Telstra Corp Ltd	7,634
160,500		TELUS Corp	4,852
569,782		TELUS Corp (Non-Vote)	16,521
1,378,067	e*	Terremark Worldwide, Inc	882
1,230,483	e	TIM S.p.A.	9,199
394,375	*	Time Warner Telecom, Inc (Class A)	1,719
351,996	e*	Tivo, Inc	2,066
257,800		Tokyo Broadcasting System, Inc	4,204
14,000		Toyo Communication Equipment Co Ltd	65
210,622	*	Triton PCS Holdings, Inc (Class A)	720
86,374	*	U.S. Cellular Corp	3,866
400	*	U.S. Unwired, Inc (Class A)	2
430,321	*	Ubiquitel, Inc	3,064
2,272,243	*	UnitedGlobalcom, Inc (Class A)	21,950
1,613,742	*	Univision Communications, Inc (Class A)	47,234
135,728	*	USA Mobility, Inc	4,793
17,945,736	e	Verizon Communications, Inc	726,982
863,974	e	Viacom, Inc (Class A)	32,036
11,356,729		Viacom, Inc (Class B)	413,271
150,253,956		Vodafone Group plc	407,468
162,062		Vodafone Group plc (Spon ADR)	4,437
6,935		Warwick Valley Telephone Co	156
103,234	*	West Corp	3,418
445,387	*	Western Wireless Corp (Class A)	13,050
123,231	f,v*	Wiltel Communications Group (Rts)	0
283,943	*	Wireless Facilities, Inc	2,680
828,654	e*	XM Satellite Radio Holdings, Inc	31,174
118,706	*	Young Broadcasting, Inc (Class A)	1,254

		TOTAL COMMUNICATIONS	6,162,481

DEPOSITORY INSTITUTIONS - 11.55%
89,416		1st Source Corp	2,281
280,000		77 Bank Ltd	1,970
62,545		ABC Bancorp	1,313
1,465,542		ABN Amro Holding NV	38,825
54,918	*	ACE Cash Express, Inc	1,629
11,632		Adelaide Bank Ltd	96
456,620		Allied Irish Banks plc	9,527
471,495		Allied Irish Banks plc (United Kingdom)	9,786
870,394		Alpha Bank S.A.	30,358
15,225	e	American National Bankshares, Inc	369
46,970	*	AmericanWest Bancorp	951
1,995,794		AmSouth Bancorp	51,691
133,262		Anchor Bancorp Wisconsin, Inc	3,885
1,319,536		Anglo Irish Bank Corp plc	31,980
53,609		Arrow Financial Corp	1,662
678,169		Associated Banc-Corp	22,522
499,655		Astoria Financial Corp	19,971
200	*	Atlantic Coast Federal	3

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

3,190,739		Australia & New Zealand Banking Group Ltd	$51,500
12,624	*	Banc Corp	104
591,620	e*	Banca Antonveneta S.p.A.	15,601
880,376		Banca Fideuram S.p.A.	4,559
10,930,074		Banca Intesa S.p.A.	52,593
3,799,893		Banca Intesa S.p.A. (Rnc)	16,321
33,950	e*	Banca Nazionale del Lavoro S.p.A.	101
2,021		Banca Popolare dell'Etruria e del Lazio	49
25,299		Bancfirst Corp	1,998
4,026,531	e	Banco Bilbao Vizcaya Argentaria S.A.	71,423
743,883		Banco Comercial Portugues S.A. (Regd)	1,911
699,775		Banco Popolare di Verona e Novara Scrl	14,229
59,012	e	Banco Popular Espanol	3,890
11,385,789	e	Banco Santander Central Hispano S.A.	141,297
466,439		Bancorpsouth, Inc	11,367
33,358		BancTrust Financial Group, Inc	821
83,425		Bank Austria Creditanstalt AG.	7,541
438		Bank Coop AG. (Br)	20
526,930		Bank Mutual Corp	6,413
27,843,237		Bank of America Corp	1,308,354
1,399,575		Bank of East Asia Ltd	4,349
1,429,000	e	Bank of Fukuoka Ltd	9,413
88,293		Bank of Granite Corp	1,845
293,003		Bank of Hawaii Corp	14,867
423,446		Bank of Ireland (Dublin)	7,051
787,920		Bank of Ireland (London)	13,034
118,000	e	Bank of Kyoto Ltd	1,048
1,202,039	e	Bank of Montreal	57,947
4,406,536		Bank of New York Co, Inc	147,266
2,391,354	e	Bank of Nova Scotia	81,232
63,617		Bank of The Ozarks, Inc	2,165
3,647,527	e*	Bank of Yokohama Ltd	22,995
1,017	v*	Bank United Corp (Contingent Payment Rts)	0
442,237		BankAtlantic Bancorp, Inc (Class A)	8,801
897,906		Banknorth Group, Inc	32,863
166,951	*	BankUnited Financial Corp (Class A)	5,334
63,234		Banner Corp	1,972
443		Banque Cantonale Vaudoise	80
19		Banque Nationale de Belgique	91
14,269,574		Barclays plc	160,542
13,819		Bay View Capital Corp	212
390,871	*	Bayerische Hypo-und Vereinsbank AG.	8,873
3,090,293		BB&T Corp	129,947
35,425		Berkshire Hills Bancorp, Inc	1,316
32,097	*	BFC Financial Corp	406
1,785,521	e	BNP Paribas	129,357
5,127,500		BOC Hong Kong Holdings Ltd	9,796
92,971	*	BOK Financial Corp	4,533
158,637		Boston Private Financial Holdings, Inc	4,469
200		Bostonfed Bancorp, Inc	9
46,975		Bryn Mawr Bank Corp	1,033
8,082		C&F Financial Corp	324
19,564		Camco Financial Corp	301
55,674		Camden National Corp	2,194
793,677	e	Canadian Imperial Bank of Commerce	47,847
60,107		Capital City Bank Group, Inc	2,512
29,562		Capital Corp of the West	1,389
20,524	*	Capital Crossing Bank	630
3,995,411		Capitalia S.p.A.	18,302
119,985		Capitol Federal Financial	4,319
101,936		Cascade Bancorp	2,061
282,122		Cathay General Bancorp	10,580
8,680	e	Cavalry Bancorp, Inc	196
17,910	e	Center Bancorp, Inc	235
59,012		Center Financial Corp	1,181
56,425	*	Central Coast Bancorp	1,303
178,572		Central Pacific Financial Corp	6,459
21,736		Century Bancorp, Inc (Class A)	641
48,330	e	CFS Bancorp, Inc	690
24,530		Charter Financial Corp	1,076

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

151,279		Chemical Financial Corp	$6,493
1,078,540		Chiba Bank Ltd	7,210
345,310		Chittenden Corp	9,921
35,846,198	e	Citigroup, Inc	1,727,070
1,900	*	Citigroup, Inc (Litigation Wts)	3
260,976		Citizens Banking Corp	8,965
54,801		Citizens First Bancorp, Inc	1,325
26,553		Citizens South Banking Corp	379
50,366		City Bank	1,821
103,436		City Holding Co	3,749
200,750	e	City National Corp	14,183
25,789		Clifton Savings Bancorp, Inc	313
22,059	e	CNB Financial Corp	337
83,492		Coastal Financial Corp	1,600
77,138		CoBiz, Inc	1,566
721,452		Colonial Bancgroup, Inc	15,316
40,131		Columbia Bancorp	1,372
20,142		Columbia Bancorp (Oregon)	394
90,054		Columbia Banking System, Inc	2,250
1,050,820		Comerica, Inc	64,121
308,531		Commerce Bancorp, Inc	19,869
312,862		Commerce Bancshares, Inc	15,706
20,621		Commercial Bankshares, Inc	794
221,459		Commercial Capital Bancorp, Inc	5,133
347,377		Commercial Federal Corp	10,321
395,965	e*	Commerzbank AG.	8,159
1,649,643		Commonwealth Bank of Australia	41,510
21,527	e	Community Bank of North Virginia	387
148,238		Community Bank System, Inc	4,188
93,951		Community Trust Bancorp, Inc	3,040
644,479		Compass Bancshares, Inc	31,367
98,419		Corus Bankshares, Inc	4,725
3,507,215	e	Credit Agricole S.A.	105,831
1,391,480		Credit Suisse Group	58,493
282,271		Cullen/Frost Bankers, Inc	13,718
246,594		CVB Financial Corp	6,550
916,141		DAH Sing Financial	7,101
1,214,945		Danske Bank a/s	37,242
3,424,723		DBS Group Holdings Ltd	33,777
3,996,899		Depfa Bank plc	67,095
1,873,172	e	Deutsche Bank AG. (Regd)	166,312
871,324	e	Dexia	20,039
194,519		Dime Community Bancshares	3,484
1,619,922	e	DNB NOR Holding ASA	15,981
122,323		Downey Financial Corp	6,972
306,688		East West Bancorp, Inc	12,869
11,207		Eastern Virginia Bankshares, Inc	292
900,947		EFG Eurobank Ergasias S.A.	30,958
974,156	e	Erste Bank Der Oesterreichischen Sparkassen AG.	52,038
28,339		ESB Financial Corp	409
37,244	*	EuroBancshares, Inc	782
155,016	e*	Euronet Worldwide, Inc	4,034
10,924		Exchange National Bancshares, Inc	315
39,904		Farmers Capital Bank Corp	1,644
485		FFLC Bancorp, Inc	17
84,407		Fidelity Bankshares, Inc	3,609
3,975,072		Fifth Third Bancorp	187,941
52,553		Financial Institutions, Inc	1,222
4,098	*	FinecoGroup S.p.A.	32
69,308		First Bancorp (North Carolina)	1,883
229,335		First Bancorp (Puerto Rico)	14,565
84,869		First Busey Corp (Class A)	1,771
183,343		First Charter Corp	4,798
8,296	e	First Citizens Banc Corp	193
42,104		First Citizens Bancshares, Inc (Class A)	6,242
391,841		First Commonwealth Financial Corp	6,030
98,507		First Community Bancorp	4,206
63,960		First Community Bancshares, Inc	2,308
215,377		First Financial Bancorp	3,769
98,136		First Financial Bankshares, Inc	4,397

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

93,246		First Financial Corp (Indiana)	$3,266
81,305		First Financial Holdings, Inc	2,662
5,651		First Financial Service Corp	146
686,722		First Horizon National Corp	29,605
18,977		First M & F Corp	642
125,163		First Merchants Corp	3,542
292,896		First Midwest Bancorp, Inc	10,629
319,219		First National Bankshares of Florida, Inc	7,629
40,514		First Oak Brook Bancshares, Inc	1,313
20,592		First of Long Island Corp	1,039
100,963		First Republic Bank	5,351
29,399	e	First South Bancorp, Inc	754
47,282		First State Bancorp	1,738
14,000		First United Corp	291
290		Firstbank Corp	8
109,882	*	FirstFed Financial Corp	5,700
423,644		FirstMerit Corp	12,070
17,914	e	Flag Financial Corp	271
280,395		Flagstar Bancorp, Inc	6,337
96,536		Flushing Financial Corp	1,937
18,327		FMS Financial Corp	387
350,058	e	FNB Corp	7,127
47,284		FNB Corp (Virginia)	1,341
8,806		FNB Corp, Inc (North Carolina)	171
22,853		Foothill Independent Bancorp	537
1,392,255	e	Fortis	38,511
462,027	*	Fortis (Strip Vvpr)	6
32,596	*	Franklin Bank Corp	595
107,012		Frontier Financial Corp	4,132
668,653		Fulton Financial Corp	15,586
41,991		GB&T Bancshares, Inc	1,013
167,785		Glacier Bancorp, Inc	5,711
274,327		Gold Banc Corp, Inc	4,011
1,420,030		Golden West Financial Corp	87,218
66,550		Great Southern Bancorp, Inc	2,329
15,121		Greater Community Bancorp	248
4,140		Greene County Bancshares, Inc	111
611,000		Gunma Bank Ltd	3,548
175,934		Hancock Holding Co	5,887
1,286,294		Hang Seng Bank Ltd	17,873
103,454		Hanmi Financial Corp	3,718
130,010		Harbor Florida Bancshares, Inc	4,500
166,467		Harleysville National Corp	4,428
60,027		Heartland Financial U.S.A., Inc	1,207
45,338	*	Heritage Commerce Corp	862
12,789		Heritage Financial Corp	283
1,196,957		Hibernia Corp (Class A)	35,322
54,868		Horizon Financial Corp	1,129
4,101,320		HSBC Holdings plc (Hong Kong)	70,178
21,631,643		HSBC Holdings plc (United Kingdom)	365,054
401,077		Hudson City Bancorp, Inc	14,768
222,808		Hudson River Bancorp, Inc	4,409
216,655		Hudson United Bancorp	8,532
1,273,836		Huntington Bancshares, Inc	31,566
40,948		IberiaBank Corp	2,717
13,436		IBT Bancorp, Inc	645
86,054		Independent Bank Corp (Massachusetts)	2,904
117,888		Independent Bank Corp (Michigan)	3,517
291,516		IndyMac Bancorp, Inc	10,043
93,752		Integra Bank Corp	2,167
73,386		Interchange Financial Services Corp	1,902
203,177		International Bancshares Corp	8,001
138,000		International Bank of Asia Ltd	55
155,714		Irwin Financial Corp	4,421
30,734	*	Itla Capital Corp	1,807
2,466,034		Joyo Bank Ltd	12,033
22,995,823	e	JPMorgan Chase & Co	897,067
686,280	e	KBC Bancassurance Holding NV	52,705
2,199,766		KeyCorp	74,572
137,972		KNBT Bancorp, Inc	2,332

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

87,162		Lakeland Bancorp, Inc	$1,530
36,825		Lakeland Financial Corp	1,462
8,191,053		Lloyds TSB Group plc	74,384
14,400	e	LNB Bancorp, Inc	290
22,164		LSB Bancshares, Inc	371
403,276		M & T Bank Corp	43,489
60,119		Macatawa Bank Corp	1,941
295,536		Macquarie Bank Ltd	10,773
168,729		MAF Bancorp, Inc	7,562
82,380		Main Street Banks, Inc	2,878
64,076		MainSource Financial Group, Inc	1,530
1,377,610		Marshall & Ilsley Corp	60,890
129,064		MB Financial, Inc	5,440
67,216		MBT Financial Corp	1,564
3,504,476		Mellon Financial Corp	109,024
41,554		Mercantile Bank Corp	1,641
766,516		Mercantile Bankshares Corp	40,012
20,023		Merchants Bancshares, Inc	581
162,793		Mid-State Bancshares	4,664
62,799		Midwest Banc Holdings, Inc	1,373
15,556	e	Mitsubishi Tokyo Financial Group, Inc	157,883
332,300		Mitsui Trust Holdings, Inc	3,321
10,990		Mizuho Financial Group, Inc	55,341
11,166		MutualFirst Financial, Inc	272
142,863		Nara Bancorp, Inc	3,039
19,696		NASB Financial, Inc	787
2,434,877	e	National Australia Bank Ltd	55,009
467,866	e	National Bank of Canada	19,353
2,788,747		National Bank of Greece S.A.	92,036
8,241		National Bankshares, Inc	441
3,520,703		National City Corp	132,202
193,475		National Penn Bancshares, Inc	5,359
47,546		NBC Capital Corp	1,263
227,518		NBT Bancorp, Inc	5,852
392,574		NetBank, Inc	4,087
1,924,886	e	New York Community Bancorp, Inc	39,595
401,144		NewAlliance Bancshares, Inc	6,138
876,656		Nordea Bank AB	8,891
2,258,033		Nordea Bank AB (Sweden)	22,766
3,591,233		North Fork Bancorp, Inc	103,607
3,441		Northern States Financial Corp	107
4,323,755		Northern Trust Corp	210,048
111,662		Northwest Bancorp, Inc	2,802
22,212		Oak Hill Financial, Inc	862
64,445		OceanFirst Financial Corp	1,589
341,399	e*	Ocwen Financial Corp	3,264
394,777		Old National Bancorp	10,209
5,371		Old Point Financial Corp	187
85,006		Old Second Bancorp, Inc	2,710
60,854		Omega Financial Corp	2,086
3,268	e	Oneida Financial Corp	45
2,281,832		Oversea-Chinese Banking Corp Ltd	18,871
16,596		PAB Bankshares, Inc	218
281,410		Pacific Capital Bancorp	9,565
75,689		Park National Corp	10,256
23,967		Parkvale Financial Corp	690
155,248		Partners Trust Financial Group, Inc	1,809
45,411		Peapack Gladstone Financial Corp	1,433
60,796		Pennfed Financial Services, Inc	978
46,831		Pennrock Financial Services Corp	1,822
14,042		Penns Woods Bancorp, Inc	676
72,590		Peoples Bancorp, Inc	1,991
176,315		People's Bank	6,857
53,920		Peoples Holding Co	1,785
111,398		PFF Bancorp, Inc	5,161
250,981		Piraeus Bank S.A.	4,387
8,504		Placer Sierra Bancshares	242
1,927,200		PNC Financial Services Group, Inc	110,698
229,557		Provident Bancorp, Inc	3,028
196,724		Provident Bankshares Corp	7,155

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

31,036		Provident Financial Holdings	$895
445,948		Provident Financial Services, Inc	8,638
5,778	*	QC Holdings, Inc	111
218,275		R & G Financial Corp (Class B)	8,487
2,607,541		Regions Financial Corp	92,802
53,428		Republic Bancorp, Inc (Class A) (Kentucky)	1,373
459,373		Republic Bancorp, Inc (Michigan)	7,019
5,953,818	*	Resona Holdings, Inc	12,085
99,879	*	Riggs National Corp	2,123
31,345		Royal Bancshares of Pennsylvania (Class A)	847
1,374,122	e	Royal Bank of Canada	73,686
67,800	*	Royal Bank of Canada (New York)	3,623
8,896,576		Royal Bank of Scotland Group plc	299,251
152,540		S & T Bancorp, Inc	5,749
73,378		S.Y. Bancorp, Inc	1,768
9,000		San-In Godo Bank Ltd	74
988,583	e	Sanpaolo IMI S.p.A.	14,244
57,725		Santander Bancorp	1,741
54,296		SCBT Financial Corp	1,823
73,078		Seacoast Banking Corp of Florida	1,626
21,009		Security Bank Corp	840
5,262,000	e	Shinsei Bank Ltd	35,843
1,501,168		Shizuoka Bank Ltd	14,225
23,367		Shore Bancshares, Inc	848
19,646	e	Sierra Bancorp	449
27,042	*	Signature Bank	875
206,829	e*	Silicon Valley Bancshares	9,270
95,132		Simmons First National Corp (Class A)	2,754
628,811		Skandinaviska Enskilda Banken (A Shs)	12,159
559,845		Sky Financial Group, Inc	16,051
21,204		Smithtown Bancorp, Inc	673
662,173	e	Societe Generale (A Shs)	67,009
38,523		Sound Federal Bancorp, Inc	626
335,114		South Financial Group, Inc	10,901
31,228		Southern Community Financial Corp	323
62,971		Southside Bancshares, Inc	1,439
477,170		Southwest Bancorp of Texas, Inc	11,113
67,100		Southwest Bancorp, Inc	1,643
1,983,097		Sovereign Bancorp, Inc	44,719
1,575		Sparebanken Midt-Norge	72
315		St Galler Kantonalbank	79
50,741		State Bancorp, Inc	1,395
36,296		State Financial Services Corp (Class A)	1,093
1,745,089		State Street Corp	85,719
99,357		Sterling Bancorp	2,807
310,060		Sterling Bancshares, Inc	4,425
137,884		Sterling Financial Corp (Pennsylvania)	3,953
139,587	*	Sterling Financial Corp (Spokane)	5,480
6,424	e	Sumitomo Mitsui Financial Group Inc	46,705
4,867,809		Sumitomo Trust & Banking Co Ltd	35,201
5,197		Summit Bancshares, Inc	195
47,037	*	Sun Bancorp, Inc (New Jersey)	1,175
1,110,237		Suncorp-Metway Ltd	15,126
1,947,125		SunTrust Banks, Inc	143,854
68,000	e	Suruga Bank Ltd	543
262,583	e	Svenska Handelsbanken	6,796
179,430		Svenska Handelsbanken AB (A Shs)	4,671
1,689,237		Synovus Financial Corp	48,278
20,981		Taylor Capital Group, Inc	703
789,722		TCF Financial Corp	25,382
144,543	*	Texas Capital Bancshares, Inc	3,125
242,702		Texas Regional Bancshares, Inc (Class A)	7,932
148,496		TierOne Corp	3,690
3,900		Tokyo Tomin Bank Ltd/The	81
75,696		Trico Bancshares	1,771
457,653		Trustco Bank Corp NY	6,311
283,881		Trustmark Corp	8,820
14,973,874		U.S. Bancorp	468,982
77,517		U.S.B. Holding Co, Inc	1,930
3,881,316		UBS AG. (Regd)	325,463

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

114,000		UBS AG. (Regd) (New York)	$9,558
211,751		UCBH Holdings, Inc	9,702
7,807		UFJ Holdings, Inc	47,313
95,329		UMB Financial Corp	5,401
266,680		Umpqua Holdings Corp	6,723
4,324,731		UniCredito Italiano S.p.A.	24,866
51,636		Union Bankshares Corp	1,984
344,278		UnionBanCal Corp	22,199
224,401		United Bankshares, Inc	8,561
185,939		United Community Banks, Inc	5,007
165,311		United Community Financial Corp	1,851
3,897,661		United Overseas Bank Ltd	32,950
15,733	e	United Securities Bancshares	526
6,501		United Security Bancshares (California)	164
27,628		Univest Corp of Pennsylvania	1,271
135,380		Unizan Financial Corp	3,567
1,348		Valiant Holding	123
555,996		Valley National Bancorp	15,373
30,597	*	Virginia Commerce Bancorp	867
47,030		Virginia Financial Group, Inc	1,724
383,895		W Holding Co, Inc	8,807
9,824,565		Wachovia Corp	516,772
402,146		Washington Federal, Inc	10,673
84,866		Washington Trust Bancorp, Inc	2,487
260,580		Webster Financial Corp	13,196
10,337,426		Wells Fargo & Co	642,471
134,015		Wesbanco, Inc	4,284
67,910		West Bancorporation	1,196
109,444		West Coast Bancorp	2,781
220,703		Westamerica Bancorp	12,869
36,266	*	Western Sierra Bancorp	1,391
2,895,269		Westpac Banking Corp	44,235
215,999		Whitney Holding Corp	9,718
37,710		Willow Grove Bancorp, Inc	715
329,960		Wilmington Trust Corp	11,928
85,568	*	Wilshire Bancorp, Inc	1,415
2		Wing Lung Bank Ltd	0
156,812		Wintrust Financial Corp	8,932
40,394		WSFS Financial Corp	2,437
20,614		Yadkin Valley Bank and Trust Co	302
48,806		Yardville National Bancorp	1,672
532,196		Zions Bancorp	36,205

		TOTAL DEPOSITORY INSTITUTIONS	12,796,489

EATING AND DRINKING PLACES - 0.63%
416,369		Applebee's International, Inc	11,013
682,123		Aramark Corp (Class B)	18,083
53,939	*	Autogrill S.p.A.	901
8,521	*	Benihana, Inc (Class A)	138
65,787	*	BJ's Restaurants, Inc	921
214,456		Bob Evans Farms, Inc	5,606
2,400,380	*	Brinker International, Inc	84,181
3,200	*	Buca, Inc	22
32,059	*	Buffalo Wild Wings, Inc	1,116
167,840	*	California Pizza Kitchen, Inc	3,860
314,092		CBRL Group, Inc	13,145
282,531	*	CEC Entertainment, Inc	11,293
576,538	*	CKE Restaurants, Inc	8,366
4,583,650		Compass Group plc	21,670
145,502	*	Cosi, Inc	880
794,246		Darden Restaurants, Inc	22,032
67,868	*	Dave & Buster's, Inc	1,371
144,900		Domino's Pizza, Inc	2,579
261,263		Enterprise Inns plc	3,988
124,475		IHOP Corp	5,214
232,794	*	Jack In The Box, Inc	8,583
391,098	e*	Krispy Kreme Doughnuts, Inc	4,928
132,519		Landry's Restaurants, Inc	3,851

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

126,040		Lone Star Steakhouse & Saloon, Inc	$3,529
5,596	*	Luby's, Inc	42
7,354,174		McDonald's Corp	235,775
1,458,670		Mitchells & Butlers plc	9,522
169,326	*	O'Charley's, Inc	3,310
305,586		Outback Steakhouse, Inc	13,990
156,946	*	P.F. Chang's China Bistro, Inc	8,844
120,938	*	Papa John's International, Inc	4,165
116,950		Punch Taverns plc	1,550
204,707	*	Rare Hospitality International, Inc	6,522
72,818	*	Red Robin Gourmet Burgers, Inc	3,894
315,582		Ruby Tuesday, Inc	8,230
262,718	*	Ryan's Restaurant Group, Inc	4,051
63		Skylark Co Ltd	1
44,950	e	Sodexho Alliance S.A.	1,360
362,789	*	Sonic Corp	11,065
742,848	*	The Cheesecake Factory, Inc	24,120
139,400	*	The Steak N Shake Co	2,799
83,322	e	Triarc Cos (Class A)	1,083
167,168		Triarc Cos (Class B)	2,049
528,271	e	Wendy's International, Inc	20,740
1,089,832		Whitbread plc	17,712
1,728,728		Yum! Brands, Inc	81,561

		TOTAL EATING AND DRINKING PLACES	699,655

EDUCATIONAL SERVICES - 0.22%
845,693	*	Apollo Group, Inc (Class A)	68,256
32		Benesse Corp	1
1,559,778	*	Career Education Corp	62,391
3,257,018	*	Corinthian Colleges, Inc	61,379
302,176	*	DeVry, Inc	5,246
423,417	*	Education Management Corp	13,977
262,418	*	ITT Educational Services, Inc	12,478
159,707	*	Laureate Education, Inc	7,041
57,569	*	Learning Tree International, Inc	771
96,213	*	Princeton Review, Inc	592
102,253		Strayer Education, Inc	11,226
84,498	*	Universal Technical Institute, Inc	3,221

		TOTAL EDUCATIONAL SERVICES	246,579

ELECTRIC, GAS, AND SANITARY SERVICES - 3.98%
3,287,298	*	AES Corp	44,937
324,924		AGL Resources, Inc	10,800
603,991		Aguas de Barcelona S.A. (A Shs)	12,627
15,761		Alinta Ltd	102
2,103,380	e*	Allegheny Energy, Inc	41,458
152,266		Allete, Inc	5,596
531,723		Alliant Energy Corp	15,207
1,825,901	*	Allied Waste Industries, Inc	16,944
938,180		Ameren Corp	47,040
2,103,747	e	American Electric Power Co, Inc	72,243
95,565		American States Water Co	2,485
38,986		Amga S.p.A.	77
448,834		Aqua America, Inc	11,037
1,362,066	*	Aquila, Inc	5,026
470,426		Atmos Energy Corp	12,866
1,525,659		Australian Gas Light Co Ltd	16,385
354,907		Avista Corp	6,271
386	*	Beacon Power Corp	0
9,414,021		BG Group plc	63,982
222,317		Black Hills Corp	6,821
99,620		California Water Service Group	3,751
13,630,373	e*	Calpine Corp	53,704
61,750		Caltex Australia Ltd	526
69,478		Cascade Natural Gas Corp	1,473
120,076	*	Casella Waste Systems, Inc (Class A)	1,758
1,327,613		Centerpoint Energy, Inc	15,002

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

72,925		Central Vermont Public Service Corp	$1,696
95,679		CH Energy Group, Inc	4,597
9,359		Chesapeake Utilities Corp	250
812,529	e	Chubu Electric Power Co, Inc	19,506
1,261,172		Cinergy Corp	52,503
1,734,606		Citizens Communications Co	23,920
24,700	e*	Clean Harbors, Inc	372
278,246		Cleco Corp	5,637
2,501,645		CLP Holdings Ltd	14,387
2,375,929	*	CMS Energy Corp	24,828
50,377		Connecticut Water Service, Inc	1,334
1,297,983		Consolidated Edison, Inc	56,787
882,089		Constellation Energy Group, Inc	38,556
446,063		Contact Energy Ltd	2,062
9,173	e	Crosstex Energy, Inc	384
12		Daiseki Co Ltd	0
2,257,681		Dominion Resources, Inc	152,935
576,968	e	DPL, Inc	14,488
1,229,781		DTE Energy Co	53,040
5,542,167		Duke Energy Corp	140,383
465,443		Duquesne Light Holdings, Inc	8,774
81,226	*	Duratek, Inc	2,023
1,476,755	*	Dynegy, Inc (Class A)	6,823
3,631,183	e	E.ON AG.	330,987
2,196,242		Edison International	70,346
4,259,787	e*	Edison S.p.A.	9,062
3,023,411		El Paso Corp	31,443
297,675	*	El Paso Electric Co	5,638
687,100		Electric Power Development Co	19,244
145,983		Empire District Electric Co	3,311
4,319,069	e	Enagas	71,622
212,126	e	Endesa S.A.	4,985
3,471,590	e	Enel S.p.A.	34,117
283,259		Energen Corp	16,698
2,650,595		Energias de Portugal S.A.	8,034
826,517		Energy East Corp	22,051
42,528		EnergySouth, Inc	1,192
2,009,693		Entergy Corp	135,835
386,310		Equitable Resources, Inc	23,434
4,801,794		Exelon Corp	211,615
2,019,579		FirstEnergy Corp	79,794
1,157,328		FPL Group, Inc	86,510
369,610		Great Plains Energy, Inc	11,192
450,396		Hawaiian Electric Industries, Inc	13,129
541,100		Hokkaido Electric Power Co, Inc	10,640
6,178,199		Hong Kong & China Gas Co Ltd	12,757
1,072,511		Hong Kong Electric Holdings Ltd	4,898
400,000	e	Iberdrola S.A.	10,167
237,922		Idacorp, Inc	7,273
2,212,010	*	International Power plc	6,561
332,403		Kansai Electric Power Co, Inc	6,747
1,603,279		Kelda Group plc	19,469
808,275		KeySpan Corp	31,886
476,250		Kinder Morgan, Inc	34,828
450,993		Kurita Water Industries Ltd	6,487
768,504		Kyushu Electric Power Co, Inc	15,525
129,539		Laclede Group, Inc	4,035
620,403		MDU Resources Group, Inc	16,552
112,641		MGE Energy, Inc	4,058
67,390		Middlesex Water Co	1,276
70,723	b,e*	Mirant Corp	25
1,016		Munters AB	31
483,317		National Fuel Gas Co	13,697
1,223,197		National Grid Transco plc	11,648
223,352		New Jersey Resources Corp	9,680
139,149		NGC Holdings Ltd	312
292,078		Nicor, Inc	10,789
1,456,919		NiSource, Inc	33,189
656,895		Northeast Utilities	12,382
63,242		Northumbrian Water Group plc	214

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

163,249		Northwest Natural Gas Co	$5,508
752,544	*	NRG Energy, Inc	27,129
265,165		NSTAR	14,393
31,343		Oest Elektrizitatswirts (A Shs)	6,983
470,829		OGE Energy Corp	12,482
700		Okinawa Electric Power Co, Inc	32
610,619		Oneok, Inc	17,354
800	*	Ormat Technologies, Inc	13
1,512,445		Osaka Gas Co Ltd	4,723
179,572		Otter Tail Corp	4,584
6,094		Pennon Group plc	117
306,754		Peoples Energy Corp	13,482
999,583		Pepco Holdings, Inc	21,311
6,083,925	*	PG&E Corp	202,473
476,326		Piedmont Natural Gas Co, Inc	11,070
643,177		Pinnacle West Capital Corp	28,563
406,204		PNM Resources, Inc	10,273
1,122,011		PPL Corp	59,781
1,346,341		Progress Energy, Inc	60,908
496,039	v*	Progress Energy, Inc (Cvo)	5
1,458,336		Public Service Enterprise Group, Inc	75,498
496,222		Puget Energy, Inc	12,257
22,074		Puma AG. Rudolf Dassler Sport	6,070
619,195		Questar Corp	31,554
1,622,691	*	Reliant Resources, Inc	22,150
859,170		Republic Services, Inc	28,817
104,658		Resource America, Inc (Class A)	3,401
604,566	e	RWE AG.	33,445
566,074	e	SCANA Corp	22,303
1,353,506		Scottish & Southern Energy plc	22,673
3,686,314		Scottish Power plc	28,539
33,536	*	SEMCO Energy, Inc	179
1,156,564		Sempra Energy	42,423
2,064,000		Shun TAK Holdings Ltd	2,270
774,852	e*	Sierra Pacific Resources	8,136
39,973		SJW Corp	1,455
42,800	e*	Sojitz Holdings Corp	185
77,297		South Jersey Industries, Inc	4,063
4,590,351		Southern Co	153,869
398,063	*	Southern Union Co	9,546
275,942		Southwest Gas Corp	7,009
105,169		Southwest Water Co	1,415
197,655	*	Stericycle, Inc	9,082
1,196,589	e	Suez S.A.(France)	31,911
410,000		Tata Power Co Ltd	3,684
910,237		TECO Energy, Inc	13,963
721,270		Tohoku Electric Power Co, Inc	12,951
1,796,641		Tokyo Electric Power Co, Inc	44,096
1,439,311	e	Tokyo Gas Co Ltd	5,899
84,050		Tomra Systems ASA	462
354,267	e	TransAlta Corp	5,337
1,591,180		TXU Corp	102,727
265,935		UGI Corp	10,879
105,495		UIL Holdings Corp	5,412
654,470	e	Union Fenosa S.A.	17,214
316,582		Unisource Energy Corp	7,633
262,929		United Utilities plc	3,180
410,972		United Utilities plc (A Shs)	3,531
9,700		Unitil Corp	275
378,452		Vectren Corp	10,143
4,575,834	e*	Vivendi Universal S.A.	146,101
302,412	*	Waste Connections, Inc	10,358
155,320		Waste Management NZ Ltd	634
5,907,008		Waste Management, Inc	176,856
7,831		West Japan Railway Co	31,639
461,275		Westar Energy, Inc	10,549
275,196		Western Gas Resources, Inc	8,049
365,346		WGL Holdings, Inc	11,267
2,954,996		Williams Cos, Inc	48,137
595,121		Wisconsin Energy Corp	20,062

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

191,391		WPS Resources Corp	$9,562
2,096,740		Xcel Energy, Inc	38,161
47,138,000	*	Xinao Gas Holdings Ltd	26,987

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,413,950

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.22%
9,435,756	*	ABB Ltd	52,693
152,371	*	Actel Corp	2,673
204,185	e,v*	Acterna Corp	0
1,259,572		Adtran, Inc	24,108
127,527	*	Advanced Energy Industries, Inc	1,164
1,775,713	*	Advanced Micro Devices, Inc	39,101
379,865		Advantest Corp	32,585
403,787	*	Aeroflex, Inc	4,894
3,955,216	*	Agere Systems, Inc (Class A)	5,419
7,538,278	e*	Agere Systems, Inc (Class B)	10,177
6,547	e*	Aixtron AG.	27
1,743,163	e*	Alcatel S.A.	27,130
136,132	*	Alcatel S.A. (Spon ADR)	2,128
127,949	*	Alliance Semiconductor Corp	473
465,000	e	Alps Electric Co Ltd	6,929
90,993,900	*	Alstom	69,263
2,403,196	*	Altera Corp	49,746
817,231		American Power Conversion Corp	17,489
143,276	*	American Superconductor Corp	2,133
317,001		Ametek, Inc	11,307
226,894	*	AMIS Holdings, Inc	3,748
527,212	*	Amkor Technology, Inc	3,522
448,604	*	Amphenol Corp (Class A)	16,482
2,694,507		Analog Devices, Inc	99,481
128,052	*	Anaren Microwave, Inc	1,660
111,097	*	Applica, Inc	672
1,547,643	*	Applied Micro Circuits Corp	6,516
59,320		Applied Signal Technology, Inc	2,091
452,000		ARM Holdings plc	959
616,342	*	Arris Group, Inc	4,339
233,627	*	Artesyn Technologies, Inc	2,640
332,000		ASM Pacific Technology Ltd	1,196
363,224	*	ASML Holding NV	5,831
51,348	e*	Atheros Communications, Inc	526
637,377	*	ATI Technologies, Inc	12,374
2,635,033	*	Atmel Corp	10,329
190,239	*	ATMI, Inc	4,286
110,549		AU Optronics Corp (ADR)	1,583
500,330	e*	Avanex Corp	1,656
277,261		AVX Corp	3,493
60	*	AXT, Inc	0
197,941		Baldor Electric Co	5,449
6,816	*	Ballard Power Systems, Inc	46
7,028		Bang & Olufsen a/s	525
5,647		Barco NV	522
83,690		Bel Fuse, Inc (Class B)	2,828
251,790	*	Benchmark Electronics, Inc	8,586
27,867	e*	Bookham, Inc	135
1,451,757	*	Broadcom Corp (Class A)	46,863
297,799	e*	Broadwing Corp	2,713
335,000		Byd Co Ltd (H Shs)	888
205,543		C&D Technologies, Inc	3,502
125,784	*	California Micro Devices Corp	892
518,386	*	Capstone Turbine Corp	949
116,127	*	Carrier Access Corp	1,240
45,485	*	Catapult Communications Corp	1,099
386,577	*	C-COR, Inc	3,595
530,242	*	Celestica, Inc	7,479
43,858	*	Celestica, Inc (U.S.)	619
2,656	*	Centillium Communications, Inc	6
101,049	e*	Ceradyne, Inc	5,781
40,323	*	Ceva, Inc	367

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,078,000	*	Chartered Semiconductor Manufacturing Ltd	$647
230,787	*	Checkpoint Systems, Inc	4,166
36,414	*	Cherokee International Corp	350
2,963,974	*	CIENA Corp	9,900
6,406	*	ClearOne Communications, Inc	26
5,300	*	Color Kinetics, Inc	93
16,727		Computacenter plc	93
114,056	*	Comtech Telecommunications	4,290
1,161,981	*	Comverse Technology, Inc	28,410
2,443,457	*	Conexant Systems, Inc	4,862
390,499	e*	Cree, Inc	15,651
218,548		CTS Corp	2,905
98,428		Cubic Corp	2,477
719,688	*	Cypress Semiconductor Corp	8,442
81,119	e*	DDi Corp	258
115,484	*	Digital Theater Systems, Inc	2,325
43,361	*	Diodes, Inc	981
242,172	*	Ditech Communications Corp	3,620
186,227	*	DSP Group, Inc	4,158
84,840	*	Dupont Photomasks, Inc	2,241
985,323	e*	Eagle Broadband, Inc	650
7,000		Elec & Eltek International Co Ltd	20
172,365	*	Electro Scientific Industries, Inc	3,406
205,000		Electrocomponents plc	1,121
374,949		Electrolux AB Series B	8,576
223	*	Emcore Corp	1
2,429,714		Emerson Electric Co	170,323
93,521	*	Emerson Radio Corp	351
64,298	*	EMS Technologies, Inc	1,069
501,436	*	Energizer Holdings, Inc	24,916
120,256	e*	Energy Conversion Devices, Inc	2,323
1		Energy Developments Ltd	0
16,100	*	EnerSys	246
280,907	*	Entegris, Inc	2,795
199,192	e*	Epcos AG.	2,978
201,597	*	ESS Technology, Inc	1,433
248,034	*	Exar Corp	3,520
645,794	*	Fairchild Semiconductor International, Inc	10,501
4,650		FG Europe S.A.	21
1,154,706	e*	Finisar Corp	2,633
370,195		Fisher & Paykel Appliances Holdings Ltd	1,150
2,238,544		Fisher & Paykel Healthcare Corp	5,239
113,497		Franklin Electric Co, Inc	4,796
746,461	*	Freescale Semiconductor, Inc	13,302
1,816,120	*	Freescale Semiconductor, Inc (Class B)	33,344
255,968	e*	FuelCell Energy, Inc	2,534
2,570,808		Fujitsu Ltd	16,734
222,660	*	Furukawa Electric Co Ltd	1,234
2,321,700	*	Gemstar-TV Guide International, Inc	13,744
67,566,018		General Electric Co	2,466,160
186,248	*	Genesis Microchip, Inc	3,021
74,877	*	Genlyte Group, Inc	6,415
626,420	*	GrafTech International Ltd	5,926
344,306		Harman International Industries, Inc	43,727
441,050	*	Harmonic, Inc	3,678
379,776		Harris Corp	23,466
162,915		Helix Technology Corp	2,833
182,817	*	Hexcel Corp	2,651
86,900		Hirose Electric Co Ltd	10,160
427,800		Hitachi Maxell Ltd	5,862
5,000		Horiba Ltd	71
301,637		Hubbell, Inc (Class B)	15,776
162,827	*	Hutchinson Technology, Inc	5,629
463,600	e*	Infineon Technologies AG.	5,029
5,500		Information Services International-Dentsu Ltd	60
2,459	*	Innovex, Inc	13
457,097	*	Integrated Circuit Systems, Inc	9,562
675,517	*	Integrated Device Technology, Inc	7,809
214,317	*	Integrated Silicon Solution, Inc	1,757
41,620,619		Intel Corp	973,506

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

364,891	*	Interdigital Communications Corp	$8,064
355,597	*	International Rectifier Corp	15,849
871,330		Intersil Corp (Class A)	14,586
176,366		Inter-Tel, Inc	4,829
217,621	*	InterVoice, Inc	2,905
36,000		Iwasaki Electric Co Ltd	132
120,661	*	IXYS Corp	1,245
1,321,923	*	Jabil Circuit, Inc	33,815
10,508,896	*	JDS Uniphase Corp	33,313
971,909		Johnson Electric Holdings Ltd	944
526,587	*	Kemet Corp	4,713
2,151,773		Kidde plc	6,878
125,000		Koha Co Ltd	1,982
2,169,043	e	Koninklijke Philips Electronics NV	57,521
429,144	*	Kopin Corp	1,661
16,394	*	Kudelski S.A. (Br)	603
216,000		Kuroda Electric Co Ltd	5,038
463,198	e	Kyocera Corp	35,665
814,141		L-3 Communications Holdings, Inc	59,628
277		Laird Group plc	2
56,240	e*	LaserCard Corp	590
806,072	*	Lattice Semiconductor Corp	4,595
77,649	*	Leadis Technology, Inc	827
259,810	*	LG Electronics, Inc	16,088
65,676	*	Lifeline Systems, Inc	1,692
1,861,642		Linear Technology Corp	72,157
203,050	*	Littelfuse, Inc	6,936
111,774		LSI Industries, Inc	1,280
2,377,264	*	LSI Logic Corp	13,027
114,799	*	Magnetek, Inc	792
218,145	*	Marvell Technology Group Ltd	7,738
2,203,679		Matsushita Electric Industrial Co Ltd	34,968
603,350		Matsushita Electric Industrial Co Ltd (Spon ADR)	9,684
1,304,773		Matsushita Electric Works Ltd	11,371
242,217	*	Mattson Technology, Inc	2,727
2,141,273		Maxim Integrated Products, Inc	90,769
376,316		Maytag Corp	7,940
1,042,294	*	McData Corp (Class A)	6,212
78,921	e*	Medis Technologies Ltd	1,448
166,000		Melco Holdings, Inc	3,118
408,750	*	MEMC Electronic Materials, Inc	5,416
131,892	*	Mercury Computer Systems, Inc	3,915
103,502	*	Merix Corp	1,192
217,499		Methode Electronics, Inc	2,795
66,644	*	Metrologic Instruments, Inc	1,416
582,494	*	Micrel, Inc	6,419
1,432,878		Microchip Technology, Inc	38,201
4,852,276	*	Micron Technology, Inc	59,926
74,352	*	Micronas Semiconductor Holdings, Inc	3,645
1,591	*	Micronic Laser Systems AB	16
362,262	*	Microsemi Corp	6,289
302,677	*	Microtune, Inc	1,849
100,791	e*	Microvision, Inc	706
1,400		Mimasu Semiconductor Industry Co Ltd	21
297,816	*	MIPS Technologies, Inc	2,933
1,227,024		Mitsubishi Electric Corp	6,011
149,633	*	Mobility Electronics, Inc	1,284
14,173	*	Mobistar S.A.	1,328
510,243		Molex, Inc	15,307
200,465		Molex, Inc (Class A)	5,342
139,877	*	Monolithic System Technology, Inc	871
195,316	*	Moog, Inc (Class A)	8,858
16,965,906		Motorola, Inc	291,814
713,303	e*	MRV Communications, Inc	2,618
29,050	*	Multi-Fineline Electronix, Inc	530
267,256		Murata Manufacturing Co Ltd	14,945
293,635	*	Mykrolis Corp	4,161
28,547		National Presto Industries, Inc	1,299
3,407,423		National Semiconductor Corp	61,163
1,750,946		NEC Corp	10,885

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

329,600	e	NEC Electronics Corp	$16,083
404,021	e	Nexans S.A.	15,887
555,581	e	NGK Spark Plug Co Ltd	5,753
2,200		Nihon Dempa Kogyo Co Ltd	47
8,600		Nihon Unisys Ltd	89
16,000		Nippon Chemi-Con Corp	88
55,000		Nippon Electric Glass Co Ltd	1,406
155,000		Nippon Signal Co Ltd	815
7,500		Nissho Electronics Corp	54
182,030		Nitto Denko Corp	9,983
277,453	*	NMS Communications Corp	1,751
11,474,569	e	Nokia Oyj	181,235
1,448,000		Nokia OYJ (Spon ADR)	22,690
9,661,604	*	Nortel Networks Corp	33,545
91	*	Nortel Networks Corp (U.S.)	0
2,601,233	e*	Novellus Systems, Inc	72,548
862,803	*	Nvidia Corp	20,328
1,119,000	e*	Oki Electric Industry Co Ltd	4,816
404,672	e*	Omnivision Technologies, Inc	7,426
1,085,196	*	ON Semiconductor Corp	4,927
304,377		Onex Corp	5,017
395,418	*	Openwave Systems, Inc	6,113
656,091	*	Oplink Communications, Inc	1,292
101,949	*	Optical Communication Products, Inc	255
81,273	e*	OSI Systems, Inc	1,846
173,387	*	Paradyne Networks, Inc	622
107,049		Park Electrochemical Corp	2,321
2,216	e*	Parkervision, Inc	20
5,723	*	Pemstar, Inc	10
130,617	*	Pericom Semiconductor Corp	1,232
331,339	*	Photronics, Inc	5,467
227,291	e	Pioneer Corp	4,436
247,769	*	Pixelworks, Inc	2,810
332,587		Plantronics, Inc	13,792
256,403	*	Plexus Corp	3,336
290,668	e*	Plug Power, Inc	1,776
126,055	*	PLX Technology, Inc	1,311
3,163,220	*	PMC-Sierra, Inc	35,586
553,019	*	Polycom, Inc	12,896
54,011	*	Portalplayer, Inc	1,333
44,873	*	Powell Industries, Inc	830
161,601	*	Power Integrations, Inc	3,196
396,194	*	Power-One, Inc	3,534
594,050	e*	Powerwave Technologies, Inc	5,038
25,063	e*	Proxim Corp (Class A)	103
64,991		Psion plc	67
442,366	*	QLogic Corp	16,248
11,462,343		Qualcomm, Inc	486,003
454,730	*	Rambus, Inc	10,459
90,534		Raven Industries, Inc	1,929
259,924	*	Rayovac Corp	7,943
50,607	b,e*	Read-Rite Corp	0
170,198		Regal-Beloit Corp	4,868
383,417	*	Remec, Inc	2,764
1,309,107	*	RF Micro Devices, Inc	8,954
14,840		Richardson Electronics Ltd	157
874,984		Rockwell Collins, Inc	34,509
101,746	*	Rogers Corp	4,385
262,457		Rohm Co Ltd	27,150
4,097		SAES Getters S.p.A.	65
7,530		Samsung Electronics Co Ltd	3,277
42,000		Sanken Electric Co Ltd	550
7,773,593	*	Sanmina-SCI Corp	65,842
608,099	e	Sanyo Electric Co Ltd	2,101
395,800		Satyam Computer Services Ltd	3,732
302,066	*	SBA Communications Corp	2,803
91,663	*	SBS Technologies, Inc	1,280
200,040		Schneider Electric S.A.	13,922
817,210		Scientific-Atlanta, Inc	26,976
200,792	e*	Seachange International, Inc	3,502

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

376,567	*	Semtech Corp	$8,236
1,782	*	SGL Carbon AG.	23
541,550	e	Sharp Corp	8,842
19,000	*	Shindengen Electric Manufacturing Co Ltd	63
3,400		Shinkawa Ltd	67
188,037	*	Sigmatel, Inc	6,681
528,449	*	Silicon Image, Inc	8,698
378,762	*	Silicon Laboratories, Inc	13,374
497,022	*	Silicon Storage Technology, Inc	2,957
37,185	*	Siliconix, Inc	1,357
127,547	*	Sipex Corp	597
6,195,137	e*	Sirius Satellite Radio, Inc	47,393
1,000,773	*	Skyworks Solutions, Inc	9,437
114,259		Smith (A.O.) Corp	3,421
83,382	*	Sonus Networks, Inc	478
994,170	e	Sony Corp	38,420
151,142	e*	Spatialight, Inc	1,353
115,267		Spectralink Corp	1,634
54,960	*	Staktek Holdings, Inc	255
161,656	*	Standard Microsystems Corp	2,882
40,000		Stanley Electric Co Ltd	685
9,000		Star Micronics Co Ltd	75
87,518	*	STATS ChipPAC Ltd (Spon ADR)	536
5,441,563	e	STMicroelectronics NV	106,139
791,708	e	STMicroelectronics NV (New York)	15,296
82,100	*	Stoneridge, Inc	1,242
565,981	*	Stratex Networks, Inc	1,279
1,832,791		Sumitomo Electric Industries Ltd	19,943
3,545	*	Suntron Corp	11
281,919	*	Superconductor Technologies	392
59,187	*	Supertex, Inc	1,284
1,039,024	*	Sycamore Networks, Inc	4,218
281,947	*	Symmetricom, Inc	2,738
153,969	*	Synaptics, Inc	4,708
32,057,574		Taiwan Semiconductor Manufacturing Co Ltd	51,086
4,431,948		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	37,627
369,060		Taiyo Yuden Co Ltd	4,293
163,543		TDK Corp	12,114
1,033		Techem AG	38
283,653	*	Technitrol, Inc	5,162
305,883	*	Tekelec	6,252
3,345,507	*	Tellabs, Inc	28,738
404,652	*	Terayon Communication Systems, Inc	1,097
94,618		Terna S.p.A.	271
164,416	*	Tessera Technologies, Inc	6,118
10,466,988		Texas Instruments, Inc	257,697
361,948	*	Thomas & Betts Corp	11,130
112,350		Thomson	2,970
84,812	*	Three-Five Systems, Inc	205
20,000		Toko, Inc	60
215,069		Tokyo Electron Ltd	13,244
181,600	e	Tokyo Seimitsu Co Ltd	6,061
553	*	Tollgrade Communications, Inc	7
3,749,077	e	Toshiba Corp	16,098
7,422		Towa Corp	52
1,074,082	e*	Transmeta Corp	1,751
113,573	*	Trident Microsystems, Inc	1,899
189,912	e*	Tripath Technology, Inc	237
987,308	*	Triquint Semiconductor, Inc	4,394
19,633		TT Electronics plc	73
278,211	*	TTM Technologies, Inc	3,283
74,751		Turnstone Systems, Inc	1
67,558	*	Ulticom, Inc	1,083
83,786	*	Ultralife Batteries, Inc	1,630
7,006	e*	UMC Japan	3,487
39,600		Unaxis Holding AG. (Regd)	3,935
123,216	*	Universal Display Corp	1,109
105,792	*	Universal Electronics, Inc	1,862
469,999	e*	Utstarcom, Inc	10,410
357,855	e*	Valence Technology, Inc	1,113

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

232,674	*	Varian Semiconductor Equipment Associates, Inc	$8,574
255,498		Venture Corp Ltd	2,489
1,061,988	e*	Verso Technologies, Inc	765
128,725	*	Viasat, Inc	3,124
121,048		Vicor Corp	1,587
32,152	*	Virage Logic Corp	597
873,944	*	Vishay Intertechnology, Inc	13,127
1,492,703	e*	Vitesse Semiconductor Corp	5,269
16,613	e*	Volterra Semiconductor Corp	368
287,619	*	Westell Technologies, Inc	1,956
363,161		Whirlpool Corp	25,134
69,134	*	White Electronic Designs Corp	438
127,577	*	Wilson Greatbatch Technologies, Inc	2,860
201,796		Wipro Ltd	3,472
68,002		Woodhead Industries, Inc	1,090
2,355,519		Xilinx, Inc	69,841
11,822		Yamaha Corp	180
2,200		Yamaichi Electronics Co Ltd	25
2,100,000		YTL Power International	995
272,194	e*	Zhone Technologies, Inc	705

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,996,386

ENGINEERING AND MANAGEMENT SERVICES - 0.81%
5,388	e*	aaiPharma, Inc	18
148,759	*	Accelrys, Inc	1,160
1,814,850	*	Accenture Ltd (Class A)	49,001
123,432	*	Advisory Board Co	4,552
301,067	e*	Affymetrix, Inc	11,004
222,144	*	Answerthink, Inc	1,035
197,864	e*	Antigenics, Inc	2,002
434,211	*	Applera Corp (Celera Genomics Group)	5,970
361,566	*	Ariad Pharmaceuticals, Inc	2,686
335,264	e*	Axonyx, Inc	2,079
54,243		Babcock International Group	142
1,376,107	*	BearingPoint, Inc	11,050
936,029	*	Celgene Corp	24,833
403,476	*	Century Business Services, Inc	1,759
2,943	*	CGI Group, Inc	20
56,720	*	Charles River Associates, Inc	2,653
172,368	e*	Ciphergen Biosystems, Inc	741
78,471	*	Cornell Cos, Inc	1,191
333,533		Corporate Executive Board Co	22,327
232,173	*	Corrections Corp of America	9,391
342,085	*	Covance, Inc	13,256
270,512	e*	CuraGen Corp	1,937
374,741	e*	CV Therapeutics, Inc	8,619
374,304	*	Decode Genetics, Inc	2,923
54,541	b*	Deltagen, Inc	5
187,512	*	DiamondCluster International, Inc	2,687
400,993	*	Digitas, Inc	3,829
7,631	*	Discovery Partners International, Inc	36
179,880	*	Diversa Corp	1,572
158,108	*	Dyax Corp	1,142
351,434	*	eResearch Technology, Inc	5,570
4,244	*	Exact Sciences Corp	16
471,630	*	Exelixis, Inc	4,480
27,296	*	Exponent, Inc	750
98,442	*	First Consulting Group, Inc	601
378,773	e	Fluor Corp	20,647
84,854	*	Forrester Research, Inc	1,522
256,687	*	FTI Consulting, Inc	5,408
204,754	*	Gartner, Inc (Class A)	2,551
206,963	*	Gartner, Inc (Class B)	2,544
134,133	*	Gene Logic, Inc	494
52,039	*	Genencor International, Inc	853
297,269	*	Gen-Probe, Inc	13,440
6,100	*	Greenfield Online, Inc	134
2,823,527		Halliburton Co	110,795
319,468	*	Hewitt Associates, Inc	10,226

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

495,020	*	Incyte Corp	$4,945
42,991	*	Infrasource Services, Inc	559
30,000	f*	International Hydron Liquidating Trust	1
879,404	*	Jacobs Engineering Group, Inc	42,027
2,158	*	Kendle International, Inc	19
138,734	*	Keryx Biopharmaceuticals, Inc	1,605
153,801	*	Kosan Biosciences, Inc	1,066
51,388		Landauer, Inc	2,348
46,687	*	LECG Corp	871
447,415	*	Lexicon Genetics, Inc	3,470
224,732	*	Lifecell Corp	2,297
158,262	*	Luminex Corp	1,405
153,220	e*	Maxim Pharmaceuticals, Inc	463
103,140	*	MAXIMUS, Inc	3,210
150,527	*	Maxygen, Inc	1,925
40,748		Michael Page International plc	146
2,779,804		Monsanto Co	154,418
807,819		Moody's Corp	70,159
41,590	*	MTC Technologies, Inc	1,396
177,018	e*	Myriad Genetics, Inc	3,985
303,589	*	Navigant Consulting, Inc	8,075
99,122	e*	Neopharm, Inc	1,240
61,205	e*	Newtek Business Services, Inc	268
366,507	e*	Oscient Pharmaceuticals Corp	1,338
191,492	*	Parexel International Corp	3,887
1,720,356		Paychex, Inc	58,630
189,390	*	Per-Se Technologies, Inc	2,998
237,601	*	Pharmaceutical Product Development, Inc	9,811
471,471	e*	Pharmos Corp	669
281,262	*	PRG-Schultz International, Inc	1,415
496,538		Quest Diagnostics, Inc	47,444
143,767	*	Regeneration Technologies, Inc	1,507
230,055	*	Regeneron Pharmaceuticals, Inc	2,119
48,482	*	Repligen Corp	139
11,026	e*	Research Frontiers, Inc	70
150,196	e*	Resources Connection, Inc	8,157
83,165	*	Rigel Pharmaceuticals, Inc	2,031
33,040	*	Savient Pharmaceuticals, Inc	90
229,211	*	Seattle Genetics, Inc	1,497
616,563		SembCorp Industries Ltd	612
1,688,891		Servicemaster Co	23,290
80,661	*	SFBC International, Inc	3,186
849,300		Singapore Technologies Engineering Ltd	1,212
95,096	*	Sourcecorp	1,817
172,571	*	Symyx Technologies, Inc	5,191
44,394	e*	Tejon Ranch Co	1,811
283,242	*	Telik, Inc	5,421
320,660	*	Tetra Tech, Inc	5,368
181,433	*	Transkaryotic Therapies, Inc	4,607
65,610	*	TRC Cos, Inc	1,115
110,335	e*	Trimeris, Inc	1,563
194,619	*	URS Corp	6,247
77,642		Vedior NV	1,265
174,323	*	Ventiv Health, Inc	3,542
186,788	*	ViroLogic, Inc	521
155,807	*	Washington Group International, Inc	6,427
202,234		Watson Wyatt & Co Holdings	5,450

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	895,996

ENVIRONMENTAL QUALITY AND HOUSING - 0.00%
1,870,000		Citiraya Industries Ltd	991

		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	991

FABRICATED METAL PRODUCTS - 0.70%
181,364	*	Alliant Techsystems, Inc	11,858
1,046,435	e	Amcor Ltd	6,029
388,015		Assa Abloy AB (B Shs)	6,627

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

778,795		Ball Corp	$34,251
87,565		Boehler-Uddeholm AG.	11,067
93,243		CIRCOR International, Inc	2,160
177,631		Commercial Metals Co	8,981
25,135	*	Commercial Vehicle Group, Inc	549
249,162		Crane Co	7,186
1,292,011	*	Crown Holdings, Inc	17,752
1,449,182		Danaher Corp	83,198
43,232	*	Drew Industries, Inc	1,564
791,608	e	European Aeronautic Defense & Space Co	23,015
771,182		Fortune Brands, Inc	59,520
1,650		Geberit AG. (Regd)	1,207
555	*	Georg Fischer AG. (Regd)	144
345,750		GKN plc	1,570
156,532	*	Griffon Corp	4,226
61,539		Gulf Island Fabrication, Inc	1,343
239,321		Harsco Corp	13,340
943,000		Hitachi Cable Ltd	4,445
2,273,583		Illinois Tool Works, Inc	210,716
175,209	*	Intermagnetics General Corp	4,452
495,846	*	Jacuzzi Brands, Inc	4,314
503,278		JS Group Corp	9,140
5,270	*	Ladish Co, Inc	61
36,815		Lifetime Hoan Corp	585
3,078,137		Masco Corp	112,444
21,607	*	Material Sciences Corp	389
82,257	*	Mobile Mini, Inc	2,718
169,365	e*	NCI Building Systems, Inc	6,351
585,000	e	NHK Spring Co Ltd	3,996
7,236		Norddeutsche Affinerie AG.	140
202,950		Novar plc	734
71,400		Oiles Corp	1,624
116,981	*	Raytech Corp	215
392,765	e*	Shaw Group, Inc	7,011
103,554		Silgan Holdings, Inc	6,313
216,832		Simpson Manufacturing Co, Inc	7,567
252,500		SMC Corp	28,904
346,974		Snap-On, Inc	11,922
426,639		Stanley Works	20,901
34,000		Starrett (L.S.) Co (Class B)	700
130,089		Sturm Ruger & Co, Inc	1,175
333,214	e*	Taser International, Inc	10,526
345,943	e*	Tower Automotive, Inc	827
496,400		Toyo Seikan Kaisha Ltd	9,156
1,076		Vallourec	161
87,791		Valmont Industries, Inc	2,204
36,256	*	Water Pik Technologies, Inc	643
128,866		Watts Water Technologies, Inc (Class A)	4,155

		TOTAL FABRICATED METAL PRODUCTS	770,076

FISHING, HUNTING, AND TRAPPING - 0.00%
27,100	*	Omega Protein Corp	233

		TOTAL FISHING, HUNTING, AND TRAPPING	233

FOOD AND KINDRED PRODUCTS - 3.15%
3,070,559		Ajinomoto Co, Inc	36,558
93,113	e	American Italian Pasta Co (Class A)	2,165
4,531,766		Anheuser-Busch Cos, Inc	229,896
3,435,173		Archer Daniels Midland Co	76,639
7,320		Ariake Japan Co Ltd	176
474,094	e	Asahi Breweries Ltd	5,871
101,750	*	Boston Beer Co, Inc (Class A)	2,164
121,819		Bunge Ltd	6,945
800,000		Cadbury Schweppes plc	7,449
166,274	e	Cal-Maine Foods, Inc	2,010
1,242	*	Cambridge Antibody Technology Group plc	17
1,094,780		Campbell Soup Co	32,723

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,049		Carlsberg a/s	$53
14,946		Carlsberg a/s (A Shs)	688
1,317,431	e	Coca-Cola Amatil Ltd	8,396
26,329		Coca-Cola Bottling Co Consolidated	1,502
12,623,783		Coca-Cola Co	525,528
2,034,525		Coca-Cola Enterprises, Inc	42,420
53,896		Coca-Cola Hellenic Bottling Co S.A.	1,317
134,900		Coca-Cola West Japan Co Ltd	3,462
12,585	*	Colruyt S.A. (Rts)	18
2,676,132		Conagra Foods, Inc	78,812
474,236	*	Constellation Brands, Inc (Class A)	22,057
212,436		Coors (Adolph) Co (Class B)	16,075
224,251	e	Corn Products International, Inc	12,011
72	*	Cott Corp	2
17,569		Dairy Crest Group plc	135
337,699		Danisco a/s	20,610
485,596	*	Darling International, Inc	2,117
108,875		DCC plc	2,442
1,362,491	*	Dean Foods Co	44,894
938,824	*	Del Monte Foods Co	10,346
8,215,729		Diageo plc	117,196
657,600		Diageo plc (Spon ADR)	38,062
163		Dreyer's Grand Ice Cream Holdings, Inc	13
45,866		Farmer Brothers Co	1,112
262,038		Flowers Foods, Inc	8,275
2,347,252		Foster's Group Ltd	10,654
264,607		Fraser & Neave Ltd	2,642
2,586,341		General Mills, Inc	128,567
7,431		Glanbia plc	28
71,866,000		Global Bio-Chem Technology Group Co Ltd	47,154
7,570	*	Gold Kist, Inc	103
205,764		Greencore Group plc	845
5,566		Greene King plc	143
344,843	e	Groupe Danone	31,850
3,046,727		H.J. Heinz Co	118,792
41,791	*	Hansen Natural Corp	1,522
469,300		Heineken NV	15,648
652,818	*	Hercules, Inc	9,694
4,350		Hermes International	868
961,156		Hershey Foods Corp	53,383
385,417		Hormel Foods Corp	12,083
896,883	e	InBev NV	34,793
47,019	e*	Interstate Bakeries Corp	301
102,500		Ito En Ltd	5,322
37,933		J & J Snack Foods Corp	1,860
263,452		J.M. Smucker Co	12,401
33,000		J-Oil Mills, Inc	122
33,000		Katokichi Co Ltd	660
1,503,236		Kellogg Co	67,135
105,586		Kerry Group (Class A)	2,533
65,000		Kerry Group plc	1,568
155,000		Kikkoman Corp	1,478
85,000	e	Kinki Coca-Cola Bottling Co Ltd	812
728,680	e	Kirin Brewery Co Ltd	7,175
1,366,653		Kraft Foods, Inc (Class A)	48,667
197,922		Lancaster Colony Corp	8,485
154,876		Lance, Inc	2,947
852,690		Lion Nathan Ltd	5,748
70,000		LVMH Moet Hennessy Louis Vuitton S.A.	5,362
59,272	*	M&F Worldwide Corp	807
674,937		McCormick & Co, Inc (Non-Vote)	26,053
559,708		Meiji Seika Kaisha Ltd	2,584
43,011		MGP Ingredients, Inc	372
28,552	e	Molson, Inc (A Shs)	845
10,335	*	Monterey Gourmet Foods, Inc	35
55,000		Morinaga & Co Ltd	131
32,850		National Beverage Corp	273
865,745		Nestle S.A. (Regd)	226,505
2,318,283	e	Nichirei Corp	9,231
28,000		Nippon Flour Mills Co Ltd	131

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

467,784		Nippon Meat Packers, Inc	$6,341
44,000		Nippon Suisan Kaisha Ltd	147
2,333,000		Nisshin Oillio Group Ltd	12,021
701,002		Nisshin Seifun Group, Inc	7,771
5		Nissin Food Products Co Ltd	0
5,998		Nutreco Holding NV	165
685,909	e	Orkla ASA	22,537
2,313,036	e*	Parmalat Finanziaria S.p.A.	0
69,079	*	Peets Coffee & Tea, Inc	1,829
5,039		Penford Corp	79
4,652,000		People's Food Holdings Ltd	4,275
1,350,305		Pepsi Bottling Group, Inc	36,512
438,540		PepsiAmericas Inc	9,315
12,904,692		PepsiCo, Inc	673,625
560,634	e	Pernod-Ricard	85,882
3,307,000	v*	Petra Foods Ltd	1,671
323,553		Pilgrim's Pride Corp	9,927
350,000	*	Power Pacific Ltd	0
181,900		Q.P. Corp	1,582
48,983		Raisio Group plc	127
201,401		Ralcorp Holdings, Inc	8,445
12,361		Restaurant Group plc	28
390,832	*	Royal Numico NV	14,094
99,183	e	Sampo Oyj (A Shs)	1,370
149,943		Sanderson Farms, Inc	6,490
7,000	e	Sapporo Holdings Ltd	33
4,141,212		Sara Lee Corp	99,969
619,238		Scottish & Newcastle plc	5,181
269,715		Sensient Technologies Corp	6,470
463,033	*	Smithfield Foods, Inc	13,701
47,732		Somerfield plc	144
1,667,633	*	Southcorp Ltd	5,608
410,013	e	Suedzucker AG.	8,527
200		Tasty Baking Co	2
4,184,288		Tate & Lyle plc	37,978
130,987		Tootsie Roll Industries, Inc	4,536
211,838		Topps Co, Inc	2,065
156,000		Toyo Suisan Kaisha Ltd	2,299
2,076,665		Tyson Foods, Inc (Class A)	38,211
1,862,171		Unilever plc	18,287
3,642		Wolverhampton & Dudley Brew plc	77
282,869		Wrigley (Wm.) Jr Co	19,572
697,600	f	Wrigley (Wm.) Jr Co (Class B)	48,267
360,000	e	Yamazaki Baking Co Ltd	3,352

		TOTAL FOOD AND KINDRED PRODUCTS	3,486,980

FOOD STORES - 0.72%
158,682	*	7-Eleven, Inc	3,800
2,433,754		Albertson's, Inc	58,118
9,014		Arden Group, Inc (Class A)	906
26,069		Axfood AB	883
344,520	e	Carrefour S.A.	16,409
6,974	*	Casino Guichard-Perrachon S.A. Wts 12/15/05	0
1,698,084		Coles Myer Ltd	13,125
99,816		Colruyt S.A. Rts	16,227
156,407	e	Delhaize Group	11,895
92,684	e*	Great Atlantic & Pacific Tea Co, Inc	950
62,584		Ingles Markets, Inc (Class A)	775
376,182		Ito-Yokado Co Ltd	15,786
215,777	*	Jeronimo Martins SGPS S.A.	2,845
3,990,066	*	Kroger Co	69,986
165,993	e*	Panera Bread Co (Class A)	6,693
87,087	*	Pantry, Inc	2,620
172,120	*	Pathmark Stores, Inc	1,000
19,271	b,e*	Penn Traffic Co	2
1,869,500	*	Royal Ahold NV	14,484
207,725		Ruddick Corp	4,506
3,497,359	*	Safeway, Inc	69,038
17,122,339	e*	Seiyu Ltd	37,931

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

206,969		Seven-Eleven Japan Co Ltd	$6,524
2,349,662	*	Starbucks Corp	146,525
38,306,431		Tesco plc	236,630
324,172		UNY Co Ltd	3,705
73,808		Weis Markets, Inc	2,847
359,951		Whole Foods Market, Inc	34,321
168,518	*	Wild Oats Markets, Inc	1,485
500,401	e*	Winn-Dixie Stores, Inc	2,277
1,609,372		Woolworths Ltd	18,936

		TOTAL FOOD STORES	801,229

FORESTRY - 0.09%
53,004		Gunns Ltd	197
27,000		Hokuetsu Paper Mills Ltd	152
1,496,446	e	Weyerhaeuser Co	100,591

		TOTAL FORESTRY	100,940

FURNITURE AND FIXTURES - 0.28%
62,136		Bassett Furniture Industries, Inc	1,219
6,033	b*	Bush Industries, Inc (Class A)	1
210,223		Ethan Allen Interiors, Inc	8,413
434,907		Furniture Brands International, Inc	10,894
469,964		Herman Miller, Inc	12,985
298,249		Hillenbrand Industries, Inc	16,565
308,762		HNI Corp	13,292
40,782		Hooker Furniture Corp	926
270,050	*	Interface, Inc (Class A)	2,692
1,048,190		Johnson Controls, Inc	66,497
143,699		Kimball International, Inc (Class B)	2,128
368,390		La-Z-Boy, Inc	5,662
1,455,185	e	Lear Corp	88,781
1,014,653		Leggett & Platt, Inc	28,847
292,350		MFI Furniture Group plc	696
599		Neopost S.A.	47
1,822,001	f	Newell Rubbermaid, Inc	44,074
251,069	e*	Select Comfort Corp	4,504
31,901		Stanley Furniture Co, Inc	1,434
238,384		Steelcase, Inc (Class A)	3,299
113,616	*	Tempur-Pedic International, Inc	2,409
8,698		Villeroy & Boch AG	109
10,733	*	Virco Manufacturing Corp	81

		TOTAL FURNITURE AND FIXTURES	315,555

FURNITURE AND HOMEFURNISHINGS STORES - 0.42%
4,895,025	*	Bed Bath & Beyond, Inc	194,969
1,568,092		Best Buy Co, Inc	93,176
1,450,194		Circuit City Stores, Inc (Circuit City Group)	22,681
127,545	*	Cost Plus, Inc	4,098
10,600	*	Design Within Reach, Inc	154
91,967	*	Electronics Boutique Holdings Corp	3,949
700	*	Gamestop Corp (Class A)	16
281,486	*	GameStop Corp (Class B)	6,308
164,941	*	Guitar Center, Inc	8,691
156,171		Haverty Furniture Cos, Inc	2,889
4,222,016		Hitachi Ltd	29,254
74,585	*	Kirkland's, Inc	917
70,600	e*	Knoll, Inc	1,236
274,835	*	Linens 'n Things, Inc	6,816
295,119	*	Mohawk Industries, Inc	26,930
419,692	e	Pier 1 Imports, Inc	8,268
2,908	*	Quaker Fabric Corp	16
785,438		RadioShack Corp	25,825
147,896	*	Restoration Hardware, Inc	849
25,771	*	Rex Stores Corp	391
207,979	*	The Bombay Co, Inc	1,150

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

182,915	*	Trans World Entertainment Corp	$2,281
49,371	*	Tweeter Home Entertainment Group, Inc	338
7,127	e*	Ultimate Electronics, Inc	9
1,063,493	*	Waterford Wedgwood plc (Rts)	1
476,562	*	Williams-Sonoma, Inc	16,699
165,888	e	Yamada Denki Co Ltd	7,107

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	465,018

GENERAL BUILDING CONTRACTORS - 0.46%
1,000	*	AC Real Estate Corp	0
225,000		Allgreen Properties Ltd	149
140,800		Amec plc	805
1,000	*	Aoyama Kanzai Corp	0
112,700		Barratt Developments plc	1,286
85,685	e	Beazer Homes U.S.A., Inc	12,528
335,547		Bellway plc	5,250
1,132,089	*	Berkeley Group Holdings plc	17,584
505,188	e	Bouygues S.A.	23,347
88,327		Brookfield Homes Corp	2,994
599	*	Cavco Industries, Inc	27
630,810		Centex Corp	37,584
5,793,800	e	Chiyoda Corp	42,350
1,081,901		D.R. Horton, Inc	43,611
138	*	Daikyo, Inc	0
183,005		Daito Trust Construction Co Ltd	8,698
1,073,221		Daiwa House Industry Co Ltd	12,202
23,415	*	Dominion Homes, Inc	591
644,381		Fletcher Building Ltd	3,081
71,200	e*	Haseko Corp	142
149,358	*	Hovnanian Enterprises, Inc (Class A)	7,396
15,173	e	Imerys S.A.	1,274
137,611	e	Impregilo S.p.A.	71
165,785		KB Home	17,308
59,234	e	Leighton Holdings Ltd	573
634,141		Lennar Corp (Class A)	35,943
50,592		Lennar Corp (Class B)	2,641
91,267		Levitt Corp (Class A)	2,790
67,739		M/I Homes, Inc	3,733
114,185		MDC Holdings, Inc	9,870
67,719	*	Meritage Homes Corp	7,632
36,600		NH Hoteles S.A.	486
316		Nishimatsu Construction Co Ltd	1
53,465	*	NVR, Inc	41,136
915,842		Obayashi Corp	5,774
85,814	e*	Palm Harbor Homes, Inc	1,449
107,276	*	Perini Corp	1,790
1,625,100		Persimmon plc	21,559
635,440		Pulte Homes, Inc	40,541
231,726		Ryland Group, Inc	13,334
20,116,000		Shanghai Forte Land Co	7,052
1,044,000		Shimizu Corp	5,237
485,131		Skanska AB (B Shs)	5,822
165,077		Standard-Pacific Corp	10,588
801		Taisei Corp	3
2,156,707		Taylor Woodrow plc	11,263
56,638		Technical Olympic U.S.A., Inc	1,437
27,000		Titan Cement Co S.A.	800
813,000		Toda Corp	3,967
270,499	*	Toll Brothers, Inc	18,559
227,169		Walter Industries, Inc	7,662
199,117	*	WCI Communities, Inc	5,854
25,829	e*	William Lyon Homes, Inc	1,814
552,184		Wimpey (George) plc	4,288
19,000		Yokogawa Bridge Corp	123

		TOTAL GENERAL BUILDING CONTRACTORS	511,999

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

GENERAL MERCHANDISE STORES - 1.91%
315,753	e*	99 Cents Only Stores	$5,103
374,398		Aeon Co Ltd	6,248
686,313	*	Big Lots, Inc	8,325
515,412	e*	BJ's Wholesale Club, Inc	15,014
42,808		Bon-Ton Stores, Inc	674
115,936	*	Brookstone, Inc	2,267
40,400	e*	Cabela's, Inc	919
745	e	Can Do Co Ltd	945
306,179		Casey's General Stores, Inc	5,557
11,681	*	Conn's, Inc	196
2,957,839		Costco Wholesale Corp	143,189
94,968	e	David Jones Ltd	165
308,176		Dillard's, Inc (Class A)	8,281
1,607,151		Dollar General Corp	33,381
511,083	*	Dollar Tree Stores, Inc	14,658
883,705		Family Dollar Stores, Inc	27,598
1,006,270		Federated Department Stores, Inc	58,152
232,731		Fred's, Inc	4,050
19,225	e*	Gander Mountain Co	247
3,108,000		Giordano International Ltd	1,949
232,012	e*	Hagemeyer NV	536
79,000		Hankyu Department Stores, Inc	573
616,201	e	Hudson's Bay Co	6,892
242,636		Isetan Co Ltd	2,830
1,185,935		J.C. Penney Co, Inc	49,098
573		KarstadtQuelle AG.	6
665,648	e	Kesko Oyj (B Shs)	16,241
5,825,039		Kingfisher plc	34,641
369,422	e*	Kmart Holding Corp	36,554
3,649,460	*	Kohl's Corp	179,444
12,719		Marks & Spencer Group plc	84
564,900		Marui Co Ltd	7,564
1,830,389		May Department Stores Co	53,813
366,863	e	Metro AG.	20,191
1,590,000	e	Mitsukoshi Ltd	7,727
188,050		Neiman Marcus Group, Inc (Class A)	13,453
17,081		Neiman Marcus Group, Inc (Class B)	1,141
48,548		Pinault-Printemps-Redoute S.A.	4,860
65	*	Pricesmart, Inc	0
72,342	*	Retail Ventures, Inc	514
588,724		Saks, Inc	8,542
1,929,870		Sears Roebuck & Co	98,481
171,439	*	ShopKo Stores, Inc	3,202
423,900		Sonae SPGS S.A.	617
211,154	*	Stein Mart, Inc	3,602
869		Takashimaya Co Ltd	8
5,512,634		Target Corp	286,271
156,850	*	Tuesday Morning Corp	4,804
17,797,931		Wal-Mart Stores, Inc	940,087
201,516		Warehouse Group Ltd	528
854,509	*	Waterford Wedgwood plc (Units)	72
63,706		Woolworths Group plc	49

		TOTAL GENERAL MERCHANDISE STORES	2,119,343

HEALTH SERVICES - 0.69%
247,263	*	Accredo Health, Inc	6,854
105,338	*	Amedisys, Inc	3,412
76,079	*	America Service Group, Inc	2,037
169,532	e*	American Healthways, Inc	5,601
180,611	*	Amsurg Corp	5,335
336,687	*	Apria Healthcare Group, Inc	11,094
661,158	*	Beverly Enterprises, Inc	6,050
96,176	*	Capio AB	1,143
3,407,639	*	Caremark Rx, Inc	134,363
15,445	*	Chronimed, Inc	101
12,500		Coloplast a/s (B Shs)	686
308,485	*	Community Health Systems, Inc	8,601
39,787	*	Corvel Corp	1,065
634,222	*	Coventry Health Care, Inc	33,665

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

194,969	*	Cross Country Healthcare, Inc	$3,525
30,339	e*	CryoLife, Inc	214
3,104	*	Curative Health Services, Inc	21
527,852	*	DaVita, Inc	20,866
114,000		DCA Group Ltd	322
11,609	e*	Dynacq Healthcare, Inc	56
37,623	*	Elekta AB	1,084
152,080	*	Enzo Biochem, Inc	2,961
754,839	*	Express Scripts, Inc	57,700
605,279	*	First Health Group Corp	11,325
154,975	*	Genesis HealthCare Corp	5,429
201,065	*	Gentiva Health Services, Inc	3,362
211,658		Getinge AB (B Shs)	2,636
3,026,270		HCA, Inc	120,930
1,291,899		Health Management Associates, Inc (Class A)	29,352
172,602	e*	Healthsouth Corp	1,103
346,859		Hooper Holmes, Inc	2,053
21,610		Iaso S.A.	127
3,508	*	IMPAC Medical Systems, Inc	72
72,700		Intertek Group plc	984
219,239	*	Kindred Healthcare, Inc	6,566
103,313	*	LabOne, Inc	3,310
847,507	*	Laboratory Corp of America Holdings	42,223
121,422		LCA-Vision, Inc	2,840
236,100	*	LifePoint Hospitals, Inc	8,221
696,211	*	Lincare Holdings, Inc	29,693
292,144	*	Magellan Health Services, Inc	9,980
457,902		Manor Care, Inc	16,223
56,042	*	Matria Healthcare, Inc	2,190
5,770		MDS, Inc	81
32,357	*	Medcath Corp	797
44,144	*	MIM Corp	280
49,074		National Healthcare Corp	1,732
230,564	*	NeighborCare, Inc	7,083
6,262		Nichii Gakkan Co	203
257,846	e*	OCA, Inc	1,637
231,631	*	Odyssey HealthCare, Inc	3,169
103,833	e	Option Care, Inc	1,785
11,135,000		Parkway Holdings Ltd	10,232
158,820	*	Pediatrix Medical Group, Inc	10,172
5,794	b,e,v*	Physician Resource Group, Inc	0
303,797	*	Province Healthcare Co	6,790
70,509	*	Psychiatric Solutions, Inc	2,578
693		Q-Med AB	19
6,750	*	Radiation Therapy Services, Inc	115
3,200	*	Radiologix, Inc	14
131,199	*	RehabCare Group, Inc	3,672
336,591	*	Renal Care Group, Inc	12,114
1,092		Rhoen Klinikum AG	67
627,353		Select Medical Corp	11,041
372,311		Sonic Healthcare Ltd	3,555
44,308	*	Specialty Laboratories, Inc	489
10,177		SRL, Inc	131
4,460	*	Stereotaxis, Inc	44
4,170		Straumann Holding AG.	865
136,715	e*	Sunrise Senior Living, Inc	6,338
23,598	*	Symbion, Inc	521
3,335,204	*	Tenet Healthcare Corp	36,621
472,973	*	Triad Hospitals, Inc	17,599
31,423	*	U.S. Physical Therapy, Inc	485
161,894	*	United Surgical Partners International, Inc	6,751
263,434	e	Universal Health Services, Inc (Class B)	11,723
83,351	e*	VistaCare, Inc (Class A)	1,386

		TOTAL HEALTH SERVICES	765,464

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.27%
504,186	e	ACS Actividades Cons y Serv	11,513
768,927	*	Autoroutes du Sud	38,671

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

197,900		Balfour Beatty plc	$1,198
23,301		Fomento de Construcciones y Contratas S.A.	1,122
51,006		Gemina S.p.A.	63
202,762		Granite Construction, Inc	5,393
141,092	e	Grupo Ferrovial S.A.	7,541
42,000		Hellenic Technodomiki Tev S.A.	190
32,600	*	Hopewell Highway Infrastructure Ltd	9
152,951	*	Insituform Technologies, Inc (Class A)	3,467
166		JGC Corp	2
1,425		JM AB	41
1,066,000		Kajima Corp	4,588
1,067,100		Multiplex Group	4,551
1,936		NCC AB (B Shs)	26
1,046,000	e	Okumura Corp	6,615
1,965		Peab AB	19
365,081		Technical Olympic S.A.	1,985
945,825		Transurban Group	4,968
5,300	*	VA Technologie AG.	421
1,497,653	e	Vinci S.A.	201,126
730,000		YTL Corp Bhd	1,028

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	294,537

HOLDING AND OTHER INVESTMENT OFFICES - 2.20%
185,293	*	4Kids Entertainment, Inc	3,895
3,400		Aames Investment Corp	36
181,469		Acadia Realty Trust	2,958
2,878		Ackermans & Van Haaren	101
309,692		Affordable Residential Communities	4,444
70,411		Alabama National Bancorp	4,542
12,400	*	Alexander's, Inc	2,666
114,592		Alexandria Real Estate Equities, Inc	8,528
701,281	e	Allied Capital Corp	18,121
661,851		AMB Property Corp	26,732
154,824		Amcore Financial, Inc	4,982
12,400		American Campus Communities, Inc	279
646,616		American Financial Realty Trust	10,462
425,640		American Home Mortgage Investment Corp	14,578
25,836		American Land Lease, Inc	582
15,444		American Mortgage Acceptance Co	266
9,592	*	American Realty Investors, Inc	93
201,277		AMLI Residential Properties Trust	6,441
713,589	e	Annaly Mortgage Management, Inc	14,001
329,711		Anthracite Capital, Inc	4,075
273,631		Anworth Mortgage Asset Corp	2,931
761,674		Apartment Investment & Management Co (Class A)	29,355
371,129		Apollo Investment Corp	5,604
24,200		Arbor Realty Trust, Inc	594
984,176		Archstone-Smith Trust	37,694
363,724		Arden Realty, Inc	13,720
60,063		Ashford Hospitality Trust, Inc	653
51,663		Associated Estates Realty Corp	528
474,334		AvalonBay Communities, Inc	35,717
5,459	*	Bancorp, Inc	87
88,661		Bedford Property Investors	2,519
132,395		Bimini Mortgage Management, Inc (Class A)	2,126
122,400		BioMed Realty Trust, Inc	2,719
12,176		Bodycote International	38
641,324		Boston Properties, Inc	41,474
1,883	*	Boursorama	13
16,261	*	Boykin Lodging Co	149
333,912		Brandywine Realty Trust	9,814
625,081	e	Brascan Corp (Class A)	22,512
258,154		BRE Properties, Inc (Class A)	10,406
363,414		Brookline Bancorp, Inc	5,931
16,092		BRT Realty Trust	392
462		California First National Bancorp	6
236,613	e	Camden Property Trust	12,067
117	*	CapitaCommercial Trust	0

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

215,766		Capital Automotive REIT	$7,665
129,202		Capital Lease Funding, Inc	1,615
4,287		Capital Southwest Corp	337
59,806		Capital Trust, Inc	1,837
440,000		CapitaMall Trust	474
28,400	*	Capitamall Trust (Rts)	2
63,426		Capitol Bancorp Ltd	2,234
175,883	e	Capstead Mortgage Corp	1,854
350,959		CarrAmerica Realty Corp	11,582
55,184		Castellum AB	1,976
159,794		CBL & Associates Properties, Inc	12,200
150,630		Cedar Shopping Centers, Inc	2,154
230,732	e	Centerpoint Properties Trust	11,050
1,266		CFS Gandel Retail Trust (New)	2
40,260		Cherokee, Inc	1,420
1,708,422		China Merchants Holdings International Co Ltd	3,220
161,904	e	CI Fund Management, Inc	2,434
92,630	e*	Circle Group Holdings, Inc	206
110,765		Cofide S.p.A.	137
13,800		Cohen & Steers, Inc	224
5,678		Collins Stewart Tullett plc	43
151,141		Colonial Properties Trust	5,935
308,867		Commercial Net Lease Realty, Inc	6,363
68,982	e	Community Banks, Inc	1,943
1,004,936		Compagnie Financiere Richemont AG. (Units) (A Shs)	33,451
199,924		Corio NV	11,712
440,361	*	Cornerstone Realty Income Trust, Inc	4,395
272,028		Corporate Office Properties Trust	7,984
67,348		Correctional Properties Trust	1,945
261,249		Cousins Properties, Inc	7,908
383,616		Crescent Real Estate Equities Co	7,005
64,194	*	Criimi MAE, Inc	1,034
362		Cross Timbers Royalty Trust	14
180,736		CRT Properties, Inc	4,312
542,096		Developers Diversified Realty Corp	24,053
32,000		Digital Realty Trust, Inc	431
812,381		Duke Realty Corp	27,735
12,000		Eagle Hospitality Properties Trust, Inc	124
118,225		Eastgroup Properties, Inc	4,530
82,339	*	Enodis plc	175
14,766	*	Enstar Group, Inc	923
147,745		Entertainment Properties Trust	6,582
482,170		Equity Inns, Inc	5,661
116,789		Equity Lifestyle Properties, Inc	4,175
2,165,984		Equity Office Properties Trust	63,073
245,483		Equity One, Inc	5,825
1,613,495		Equity Residential	58,376
148,903		Essex Property Trust, Inc	12,478
29,186		Evolution Group plc	84
87,900		Extra Space Storage, Inc	1,172
33,345		Falcon Financial Investment Trust	233
266,318		Federal Realty Investment Trust	13,755
460,270	*	FelCor Lodging Trust, Inc	6,743
117,000	*	Feldman Mall Properties, Inc	1,522
97,209	*	First Acceptance Corp	871
22,097		First Defiance Financial Corp	629
1,510	*	First Hungary Fund	201
70,440		First Indiana Corp	1,586
251,970		First Industrial Realty Trust, Inc	10,263
526,492		First Niagara Financial Group, Inc	7,345
1,598,400		First NIS Regional Fund SICAV	14,753
274,000	*	First Pacific Co	73
84,583		First Place Financial Corp	1,894
374,558		Fremont General Corp	9,431
819,512		Friedman Billings Ramsey Group, Inc	15,890
180,658		Gables Residential Trust	6,466
1,272,580		General Growth Properties, Inc	46,016
61,336		German American Bancorp	988
54,604	e	Gladstone Capital Corp	1,294
249,734		Glenborough Realty Trust, Inc	5,314

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

250,718		Glimcher Realty Trust	$6,947
26,300		Global Signal, Inc	724
142,000		GMH Communities Trust	2,002
72,928		Government Properties Trust, Inc	719
20,364		Gramercy Capital Corp	419
56,906		Great Portland Estates plc	359
684,910		Greater Bay Bancorp	19,095
89,696	e	Harris & Harris Group, Inc	1,469
746,469		Health Care Property Investors, Inc	20,670
240,653		Health Care REIT, Inc	9,181
312,320		Healthcare Realty Trust, Inc	12,711
161,534		Heritage Property Investment Trust	5,184
82,000		Hersha Hospitality Trust	939
153,340		Highland Hospitality Corp	1,724
431,960		Highwoods Properties, Inc	11,965
152,800		HKR International Ltd	98
247,700		Home Properties, Inc	10,651
178,400		HomeBanc Corp	1,727
347,841		Hospitality Properties Trust	16,001
1,999,381		Host Marriott Corp	34,589
156,900		Housing Development Finance Corp	2,765
908,498		HRPT Properties Trust	11,656
5,154,598		Hutchison Whampoa Ltd	48,245
112,637	*	IMMOFINANZ Immobilien Anlagen AG.	1,078
521,088		IMPAC Mortgage Holdings, Inc	11,813
3,648	b*	InaCom Corp	0
433,186		Independence Community Bank Corp	18,445
9,600		Infratil Ltd	23
404,783		ING Industrial Fund	685
93,074		ING Office Fund	97
188,470		Innkeepers U.S.A. Trust	2,676
2,619,012		Investa Property Group	4,640
288,958		Investors Real Estate Trust	3,031
623,295		iStar Financial, Inc	28,210
7,990	*	Istituto Finanziario Industriale S.p.A.	114
167		Japan Real Estate Investment Corp	1,408
291		Japan Retail Fund Investment Corp	2,456
603,984	e	JFE Holdings, Inc	17,241
2,584		Kensington Group plc	24
176,629		Kilroy Realty Corp	7,551
561,720		Kimco Realty Corp	32,574
34,011		Kite Realty Group Trust	520
2,400,000		KLCC Property Holdings Bhd	1,118
148,881		Kramont Realty Trust	3,484
1,205,854	*	La Quinta Corp	10,961
903,105		Land Securities Group plc	24,274
264,171		LaSalle Hotel Properties	8,409
643,130		Lend Lease Corp Ltd	6,680
353,391		Lexington Corporate Properties Trust	7,980
470,653		Liberty Property Trust	20,332
800,000		London Stock Exchange plc	8,939
178,012		LTC Properties, Inc	3,544
263,935		Luminent Mortgage Capital, Inc	3,141
317,844		Macerich Co	19,961
321,630	e	Mack-Cali Realty Corp	14,805
3,857		Macquarie Communications Infrastructure Group	17
1,394,683		Macquarie Goodman Industrial Trust	2,591
22,462,670	e	Macquarie Infrastructure Group	59,869
254,763		Maguire Properties, Inc	6,996
17,682		MASSBANK Corp	662
529,672	*	Meristar Hospitality Corp	4,423
472,222		MFA Mortgage Investments, Inc	4,165
127,818		Mid-America Apartment Communities, Inc	5,269
4,100,000		Midland Realty Holdings Ltd	2,321
284,003		Mills Corp	18,108
124,905		Mission West Properties, Inc	1,329
19,900		MortgageIT Holdings, Inc	357
140,815		National Health Investors, Inc	4,109
37,840		National Health Realty, Inc	757
407,775		Nationwide Health Properties, Inc	9,685

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

276,049		New Century Financial Corp	$17,642
525,515		New Plan Excel Realty Trust	14,231
306,413		Newcastle Investment Corp	9,738
300		Nippon Building Fund, Inc	2,559
289,085		Nobel Biocare Holding AG.	52,371
5,071,000		Noble Group Ltd	4,504
40,000	*	NorthStar Realty Finance Corp	458
187,982	e	Novastar Financial, Inc	9,305
422,839		Omega Healthcare Investors, Inc	4,990
6,127		Ordina NV	77
101,684		Oriental Financial Group, Inc	2,879
108,672		Origen Financial, Inc	813
224,891		Pan Pacific Retail Properties, Inc	14,101
5,876		Paragon Group Cos	48
84,818		Parkway Properties, Inc	4,305
247,481		Pennsylvania Real Estate Investment Trust	10,592
4	v*	Pinnacle Holdings, Inc Wts 11/13/07	0
1,151,139		Plum Creek Timber Co, Inc	44,250
1,548,574		Popular, Inc	44,645
238,977		Post Properties, Inc	8,340
273,009		Prentiss Properties Trust	10,429
99,638		PrivateBancorp, Inc	3,211
915,953		Prologis	39,688
113,175		Prosperity Bancshares, Inc	3,306
84,842		PS Business Parks, Inc	3,826
470,651		Public Storage, Inc	26,239
146,900		RAIT Investment Trust	4,109
94,455		Ramco-Gershenson Properties	3,046
242,932		Realty Income Corp	12,288
446,206		Reckson Associates Realty Corp	14,640
120,212		Redwood Trust, Inc	7,464
316,445		Regency Centers Corp	17,531
148,857		Rodamco Europe NV	11,816
91,603		Sandy Spring Bancorp, Inc	3,511
68,224		Saul Centers, Inc	2,610
173,308		Saxon Capital, Inc	4,158
396,599		Schroders plc	5,718
63,390	*	SCOR	120
325,661		Senior Housing Properties Trust	6,168
249,982		Shurgard Storage Centers, Inc (Class A)	11,002
1,032,825		Simon Property Group, Inc	66,793
7,423		Singer & Friedlander Group	38
17,788	e	Sizeler Property Investors	210
3,914,633	f,v*	Skyline Ventures Partners Qualified II, LP	2,974
505,000	f,v*	Skyline Ventures Partners Qualified III, LP	505
236,347		SL Green Realty Corp	14,311
172,040	e	Softbank Corp	8,378
93,491		Sovran Self Storage, Inc	3,940
11,500	*	Spirit Finance Corp	145
7,761		Sponda OYJ	76
230,700		Strategic Hotel Capital, Inc	3,807
69,790		Suffolk Bancorp	2,431
168,427		Summit Properties, Inc	5,484
92,769		Sun Communities, Inc	3,734
105,479		Sunset Financial Resources, Inc	1,098
53,300		Sunstone Hotel Investors, Inc	1,108
284,072		Susquehanna Bancshares, Inc	7,088
265,162		Tanger Factory Outlet Centers, Inc	7,016
35,415	e*	Tarragon Realty Investors, Inc	632
449,279		Taubman Centers, Inc	13,456
462,616		Thornburg Mortgage, Inc	13,397
54,419		Tompkins Trustco, Inc	2,911
100,575	e	Town & Country Trust	2,779
9,000	*	Transcontinental Realty Investors, Inc	128
664,650		Trizec Properties, Inc	12,575
139,406		U.S. Restaurant Properties, Inc	2,518
674,350		United Dominion Realty Trust, Inc	16,724
9,662		United Mobile Homes, Inc	152
86,412		Universal Health Realty Income Trust	2,776
162,053		Urstadt Biddle Properties, Inc (Class A)	2,763

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

39,800		U-Store-It Trust	$691
684,592		Ventas, Inc	18,765
546,449	e	Vornado Realty Trust	41,601
5,120,973		Washington Mutual, Inc	216,515
251,360		Washington Real Estate Investment Trust	8,514
186,916		Waypoint Financial Corp	5,299
356,941		Weingarten Realty Investors	14,313
8,921	*	Wellsford Real Properties, Inc	129
25,692		Wereldhave NV	2,794
33,754		Westfield Financial, Inc	872
113,162	e	Wihlborgs Fastigheter AB	2,384
193,333		Wing Tai Holdings Ltd	118
143,143		Winston Hotels, Inc	1,691

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,439,235

HOTELS AND OTHER LODGING PLACES - 0.47%
1,399,400	e	Accor S.A.	61,268
135,476		Ameristar Casinos, Inc	5,840
709,588	e	Aristocrat Leisure Ltd	5,535
126,884	*	Bluegreen Corp	2,516
280,742		Boyd Gaming Corp	11,693
110,183		Choice Hotels International, Inc	6,391
50,553	e*	Empire Resorts, Inc	564
897,000		Genting Bhd	4,485
96,046	*	Great Wolf Resorts, Inc	2,146
6,530,056		Hilton Group plc	35,668
5,455,533		Hilton Hotels Corp	124,059
1,892,926		Hongkong & Shanghai Hotels	1,693
500		Hotel Properties Ltd	0
19,600		Hyatt Regency S.A.	224
1,020,023		Intercontinental Hotels Group plc	12,680
170,731		Intrawest Corp	3,926
1,031,500	*	Jameson Inns, Inc	2,032
3,065		Jurys Doyle Hotel Group plc	51
160,000	*	Kangwon Land, Inc	2,079
47,910	*	Las Vegas Sands Corp	2,300
219,107	*	Lodgian, Inc	2,695
369,014	*	Mandalay Resort Group	25,990
151,772		Marcus Corp	3,816
1,463,514		Marriott International, Inc (Class A)	92,172
273,214	*	MGM Mirage	19,874
107,700		Overseas Union Enterprise Ltd	515
204,465	*	Pinnacle Entertainment, Inc	4,044
50	*	Regal Hotels International Holdings Ltd	0
19,438,500	*	Regal Hotels International Ltd	1,400
2,803,381		Shangri-La Asia Ltd	4,021
616,336		Sky City Entertainment Group Ltd	2,395
1,037,756		Starwood Hotels & Resorts Worldwide, Inc	60,605
100,004	*	Vail Resorts, Inc	2,242
215,880	*	Wynn Resorts Ltd	14,447

		TOTAL HOTELS AND OTHER LODGING PLACES	519,366

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.74%
5,586,482		3M Co	458,483
58,516	*	Aaon, Inc	940
145,438	*	Actuant Corp	7,585
667,345	*	Adaptec, Inc	5,065
391,831	*	Advanced Digital Information Corp	3,926
946,073	*	AGCO Corp	20,710
119,800		Aggreko plc	386
24,889		Alamo Group, Inc	676
210,665		Albany International Corp (Class A)	7,407
108,863		Alfa Laval AB	1,761
369,729	e	Amada Co Ltd	2,042
23,495		Amano Corp	233
1,418,176	*	American Standard Cos, Inc	58,599
6,300		Ampco-Pittsburgh Corp	92

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

2,004		Andritz AG.	$153
2,141,132	*	Apple Computer, Inc	137,889
9,996,167	e*	Applied Materials, Inc	170,934
140,701	*	Astec Industries, Inc	2,421
56,607	*	ASV, Inc	2,711
287,992	*	Asyst Technologies, Inc	1,466
148,932		Atlas Copco AB	6,723
90,064		Atlas Copco AB (B Shs)	3,761
172,524	e*	Authentidate Holding Corp	1,068
242,980	*	Avocent Corp	9,846
612,469	*	Axcelis Technologies, Inc	4,979
2,743,135		Baker Hughes, Inc	117,050
5,842		Balda AG.	67
660,406		Black & Decker Corp	58,334
145,498		Black Box Corp	6,987
28,218	*	Blount International, Inc	492
233,840		Briggs & Stratton Corp	9,723
271,838	*	Brooks Automation, Inc	4,681
73,499		Bucyrus International, Inc (Class A)	2,987
2,000	*	C.P. Pokphand Co Ltd	0
990		Cardo AB	28
63,228		Cascade Corp	2,526
2,197,708	e	Caterpillar, Inc	214,299
691,304	*	Cirrus Logic, Inc	3,809
46,413,282	e*	Cisco Systems, Inc	895,776
34,944	*	Computer Network Technology Corp	248
223,614	e*	Concurrent Computer Corp	640
397,060	*	Cooper Cameron Corp	21,366
521,929	e*	Cray, Inc	2,432
64,250		Creative Technology Ltd	960
280,477		Cummins, Inc	23,501
102,687	*	Cuno, Inc	6,100
237,598	*	Cymer, Inc	7,019
18,000		Daifuku Co Ltd	116
59,000		Daihen Corp	127
85,163		Daikin Industries Ltd	2,460
75,000	e	Dainippon Screen Manufacturing Co Ltd	460
1,879,479		Deere & Co	139,833
16,584,448	*	Dell, Inc	698,869
334,282		Diebold, Inc	18,630
7,309,043		Dixons Group plc	21,330
348,022		Donaldson Co, Inc	11,339
231,586	*	Dot Hill Systems Corp	1,816
1,453,620		Dover Corp	60,965
65,849	*	Dril-Quip, Inc	1,597
2,600		DTS Corp	61
113,794		East Asiatic Co Ltd a/s	5,978
1,012,609		Eaton Corp	73,272
30,000	e	Ebara Corp	138
7,099		Econocom Group	56
2	*	Electroglas, Inc	0
365,071	*	Electronics For Imaging, Inc	6,356
13,885,714	*	EMC Corp	206,481
2,166,221	*	Emulex Corp	36,479
136,838		Engineered Support Systems, Inc	8,104
137,008	*	EnPro Industries, Inc	4,051
145,031	*	Esterline Technologies Corp	4,735
1,300	*	Exabyte Corp	1
3,810		EYDAP Athens Water Supply & Sewage Co S.A.	26
176,616	e*	FalconStor Software, Inc	1,690
22,967	*	Fargo Electronics, Inc	344
273,950		FKI plc	613
74,504	*	Flanders Corp	715
7,680	*	Flow International Corp	23
336,671	*	Flowserve Corp	9,272
12,900	*	FLS Industries a/s (B Shs)	243
333,933	*	FMC Technologies, Inc	10,753
123,480	*	FSI International, Inc	577
8,506,900		Futuris Corp Ltd	14,404
102,565	*	Gardner Denver, Inc	3,722

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,424,694	*	Gateway, Inc	$8,562
37,421	*	General Binding Corp	492
184,482	e*	Global Power Equipment Group, Inc	1,815
57,178		Gorman-Rupp Co	1,315
313,596		Graco, Inc	11,713
589,763	*	Grant Prideco, Inc	11,825
22,287,537		Hewlett-Packard Co	467,370
438,000	e	Hitachi Construction Machinery Co Ltd	6,023
17,000		Hitachi Koki Co Ltd	150
34,798		Hoganas AB (B Shs)	935
174,459	*	Hydril	7,940
289,790	*	Hypercom Corp	1,716
312,936		IDEX Corp	12,674
7,100		Ines Corp	67
231,733	*	InFocus Corp	2,123
15,848	*	Interland, Inc	52
10,447,091	d	International Business Machines Corp	1,029,874
1,729,656		International Game Technology	59,466
54,557	*	Intevac, Inc	412
81,000		I-O Data Device, Inc	726
320,809	*	Iomega Corp	1,777
367	*	Ishikawajima-Harima Heavy Industries Co Ltd	1
482,227		ITT Industries, Inc	40,724
301,001		JLG Industries, Inc	5,909
312,215		Joy Global, Inc	13,559
99,841	*	Kadant, Inc	2,047
169,723		Kaydon Corp	5,604
6,400		KCI Konecranes Oyj	283
269,596		Kennametal, Inc	13,418
166,929	*	Komag, Inc	3,135
3,118,311		Komatsu Ltd	21,819
247,000		Komori Corp	3,606
17,800	e	Kone Oyj (B Shs)	1,381
20,000	e	Koyo Seiko Co Ltd	281
1,532,916		Kubota Corp	7,600
517,194	*	Kulicke & Soffa Industries, Inc	4,458
723,530	*	Lam Research Corp	20,917
273,776		Lennox International, Inc	5,571
775,986	*	Lexmark International, Inc	65,959
206,801		Lincoln Electric Holdings, Inc	7,143
9,000		Linde AG.	563
72,225		Lindsay Manufacturing Co	1,869
9,300		Lintec Corp	141
51,864	e*	Logitech International S.A. (Regd)	3,170
37,726		Lufkin Industries, Inc	1,506
303,000	e	Makino Milling Machine Co Ltd	1,662
117,000	e	Makita Corp	2,046
164,611		Manitowoc Co, Inc	6,198
1,708,298	*	Maxtor Corp	9,054
40,415	*	Maxwell Technologies, Inc	410
43,507		Meggitt plc	219
10,367	*	Mestek, Inc	188
256,419		Metso Oyj	4,064
115,713	*	Micros Systems, Inc	9,033
41,199		Middleby Corp	2,090
288,087	*	Milacron, Inc	977
235,000		Minebea Co Ltd	1,025
4,876,160		Mitsubishi Heavy Industries Ltd	13,848
87,045	e	Modec, Inc	1,984
146,854		Modine Manufacturing Co	4,959
31		Mori Seiki Co Ltd	0
31,806		Nacco Industries, Inc (Class A)	3,352
5,044	*	NATCO Group, Inc (Class A)	44
445,569	*	National-Oilwell, Inc	15,724
159,723	*	Netgear, Inc	2,905
2,481,595	*	Network Appliance, Inc	82,439
181,800	e	Nidec Corp	22,159
15,000		Nippon Thompson Co Ltd	97
199,066		Nordson Corp	7,977
3,713,512		NSK Ltd	18,664

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

134,000		NTN Corp	$769
288,625		OCE NV	4,417
181,438	*	Oil States International, Inc	3,500
30,000		Okuma Corp	128
132,042	*	Omnicell, Inc	1,452
257,757		Omron Corp	6,150
75,222	*	Overland Storage, Inc	1,255
628,864		Pall Corp	18,206
255,624	e*	PalmOne, Inc	8,065
607,968		Parker Hannifin Corp	46,047
219,114	*	Paxar Corp	4,858
521,316		Pentair, Inc	22,709
1,215,426		Pitney Bowes, Inc	56,250
158,890	*	Planar Systems, Inc	1,784
168,574	e*	Presstek, Inc	1,632
146,735	*	ProQuest Co	4,358
1,100,360	*	Quantum Corp	2,883
46,528		Rheinmetall AG	2,429
305,039		Rheinmetall AG.	16,274
47,000		Ricoh Elemex Corp	250
34,634		Rieter Holding AG.	10,051
66,820		Robbins & Myers, Inc	1,592
180,891,183		Rolls-Royce Group plc (B Shs)	354
43,000	e	Sagem S.A.	916
295,000	e	Sanden Corp	1,825
988,001	e*	Sandisk Corp	24,670
292,957		Sandvik AB	11,815
30		Sato Corp	1
68,320		Sauer-Danfoss, Inc	1,490
162,692	*	Saurer AG.	9,586
125,577		Scania AB	4,970
50,259		Schawk, Inc	914
479,446	*	Scientific Games Corp (Class A)	11,430
2,700	*	SCM Microsystems, Inc	13
1,249,635	*	Seagate Tech (Escrow)	0
105,922	*	Semitool, Inc	983
12,951	e*	Sigma Designs, Inc	129
781,174	e*	Silicon Graphics, Inc	1,351
110,126	*	Simpletech, Inc	507
19,385		SKF AB	863
103,423		SKF AB (B Shs)	4,607
537,443	*	Smith International, Inc	29,242
5,327,823	*	Solectron Corp	28,397
385,555	e	SPX Corp	15,445
68,803		Standex International Corp	1,960
3,700		Starrett (L.S.) Co (Class A)	76
274,619		Stewart & Stevenson Services, Inc	5,556
862,715	*	Storage Technology Corp	27,270
1,700		Sulzer AG. (Regd)	676
143,942	b,e*	Surebeam Corp (Class A)	1
1,205,707		Symbol Technologies, Inc	20,859
1,000		Takuma Co Ltd	8
78,705		Tecumseh Products Co (Class A)	3,762
31,300		Tecumseh Products Co (Class B)	1,425
50,636		Tennant Co	2,008
346,274	*	Terex Corp	16,500
264,000		Texwinca Holdings Ltd	250
14,400		THK Co Ltd	285
77,549		Thomas Industries, Inc	3,096
332,322		Timken Co	8,647
260,865	e	Toro Co	21,221
65,000		Toyo Kanetsu K K	102
78,453	*	Transact Technologies, Inc	1,676
610,600		Tyco International Ltd	21,823
123,593	*	Ultratech, Inc	2,330
299,168	*	UNOVA, Inc	7,566
157,757	e*	Veeco Instruments, Inc	3,324
78,600	e*	Vestas Wind Systems a/s	977
402,350	e	Wartsila Oyj (B Shs)	8,575
11,936		Weir Group plc	74

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1,166,572	*	Western Digital Corp	$12,646
156,604	*	WJ Communications	539
59,359		Woodward Governor Co	4,251
4,981,631	*	Xerox Corp	84,738
980,992	e*	Xybernaut Corp	1,207
240,562		York International Corp	8,309
272,301	*	Zebra Technologies Corp (Class A)	15,325

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	6,354,955

INSTRUMENTS AND RELATED PRODUCTS - 2.71%
117,850	*	Abaxis, Inc	1,708
92,152	e*	Abiomed, Inc	1,423
78,336	*	ADE Corp	1,466
239,543	e*	Advanced Medical Optics, Inc	9,855
123,091	*	Advanced Neuromodulation Systems, Inc	4,857
2,773,181	*	Agilent Technologies, Inc	66,834
150,023	e*	Aksys Ltd	834
366,919	*	Align Technology, Inc	3,944
182,149	*	American Medical Systems Holdings, Inc	7,616
61,072		Analogic Corp	2,735
2,140	*	Angiodynamics, Inc	47
21,239	e*	Animas Corp	332
1,292,231		Applera Corp (Applied Biosystems Group)	27,021
125,555		Arrow International, Inc	3,891
130,429	e*	Arthrocare Corp	4,182
73,992	*	Aspect Medical Systems, Inc	1,810
96,904	*	August Technology Corp	1,020
638,994		Bard (C.R.), Inc	40,883
333,828		Bausch & Lomb, Inc	21,519
3,177,407		Baxter International, Inc	109,748
97,100	*	Baxter International, Inc (Contingent Value Rts)	0
17,199,208	f,v*	BB Bioventures L.P.	23,346
325,928		Beckman Coulter, Inc	21,834
1,922,899		Becton Dickinson & Co	109,221
95,963		BEI Technologies, Inc	2,963
128,527	e	Biolase Technology, Inc	1,397
1,687,235	e	Biomet, Inc	73,209
141,152	*	Bio-Rad Laboratories, Inc (Class A)	8,098
5,089,669	*	Boston Scientific Corp	180,938
1,178	*	Britesmile, Inc	9
125,685	*	Bruker BioSciences Corp	507
112,507	*	Candela Corp	1,278
1,238,676	e	Canon, Inc	66,848
7,839	*	Cantel Medical Corp	293
573,884	*	Cardiac Science, Inc	1,228
216,774	*	Cardiodynamics International Corp	1,121
166,000	e	Casio Computer Co Ltd	2,561
253,381	*	Cepheid, Inc	2,519
23,977	*	Cerus Corp	71
66,500	*	Cholestech Corp	541
2,315,621	e	Citizen Watch Co Ltd	22,259
59,056	*	Closure Medical Corp	1,152
23,374	e	Cochlear Ltd	463
254,119		Cognex Corp	7,090
201,811	*	Coherent, Inc	6,143
130,152		Cohu, Inc	2,416
173,259	e*	Conceptus, Inc	1,406
7,121	*	Concord Camera Corp	16
180,427	*	Conmed Corp	5,128
164,345		Cooper Cos, Inc	11,601
627,293	*	Credence Systems Corp	5,740
173,127	*	CTI Molecular Imaging, Inc	2,457
108,072	e*	Cyberonics, Inc	2,239
72,587	*	Cyberoptics Corp	1,079
551,878	*	Cytyc Corp	15,215
83,217		Datascope Corp	3,303
405,932		Dentsply International, Inc	22,813
117,172	e*	Depomed, Inc	633

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

145,614	*	Dionex Corp	$8,252
114,409	*	DJ Orthopedics, Inc	2,451
210,477	*	DRS Technologies, Inc	8,989
2,016,517		Eastman Kodak Co	65,033
98,407		EDO Corp	3,124
385,174	e*	Edwards Lifesciences Corp	15,892
171,049	*	Encore Medical Corp	1,161
130,748	*	Endocardial Solutions, Inc	1,530
8,500	e*	Endocare, Inc	19
78,758	*	ESCO Technologies, Inc	6,037
45,980		Essilor International S.A.	3,603
38,083	*	Exactech, Inc	697
63,138	*	Excel Technology, Inc	1,642
25,022		E-Z-Em-Inc	365
119,230		Fanuc Ltd	7,796
61,049	e*	Faro Technologies, Inc	1,904
149,887	*	FEI Co	3,148
644,368	*	Fisher Scientific International, Inc	40,196
161,994	*	Flir Systems, Inc	10,334
154,652	*	Formfactor, Inc	4,197
206,871	*	Fossil, Inc	5,304
600	*	Foxhollow Technologies, Inc	15
47,858		Fresenius Medical Care AG.	3,852
2,420,480		Fuji Photo Film Co Ltd	88,344
231,834		Gambro AB (A Shs)	3,305
122,270		Gambro AB (B Shs)	1,716
2,986,538		Guidant Corp	215,329
183,540	*	Haemonetics Corp	6,646
127,876	*	Hanger Orthopedic Group, Inc	1,036
111	*	HealthTronics, Inc	1
70,856	*	Herley Industries, Inc	1,441
134,698	*	Hologic, Inc	3,700
79,392	e*	ICU Medical, Inc	2,171
107,200	*	I-Flow Corp	1,954
76,790		II-VI, Inc	3,263
122,408	*	Illumina, Inc	1,160
165,900		IMI plc	1,254
25,539	*	Immunicon Corp	178
178,423	*	Inamed Corp	11,285
388,487	*	Input/Output, Inc	3,434
123,449	*	Integra LifeSciences Holding	4,559
500	*	Intralase Corp	12
223,433	*	Intuitive Surgical, Inc	8,942
159,940		Invacare Corp	7,399
276,977	*	Invensys plc	82
114,116	e*	Ionics, Inc	4,946
68,409	*	Ista Pharmaceuticals, Inc	692
129,269	*	Itron, Inc	3,091
161,545	*	Ixia	2,716
75,668		Keithley Instruments, Inc	1,491
66,867	e*	Kensey Nash Corp	2,309
154,603		Keyence Corp	34,641
1,021,044	*	KLA-Tencor Corp	47,560
132,500		Konica Corp	1,759
79,656	e*	KVH Industries, Inc	781
174,243	e*	Kyphon, Inc	4,488
110,124	*	Laserscope	3,955
48,109	*	LeCroy Corp	1,123
461,476	e*	Lexar Media, Inc	3,618
376,840	*	LTX Corp	2,898
64,200	e	Luxottica Group S.p.A.	1,307
68,486	*	Measurement Specialties, Inc	1,744
4,928	e*	Med-Design Corp	6
52,174	*	Medical Action Industries, Inc	1,028
7,727,375		Medtronic, Inc	383,819
310,866		Mentor Corp	10,489
142,864	*	Merit Medical Systems, Inc	2,183
252,510	*	Mettler-Toledo International, Inc	12,956
70,403	*	Micro Therapeutics, Inc	264
416,057	*	Millipore Corp	20,724

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

133,339		Mine Safety Appliances Co	$6,760
194,363	*	MKS Instruments, Inc	3,605
145,683	*	Molecular Devices Corp	2,928
118,586		Movado Group, Inc	2,212
20,392,814	f,v*	MPM Bioventures II - Qp, LP	14,189
145,881		MTS Systems Corp	4,932
205,595	e*	Nanogen, Inc	1,513
244,872	*	Newport Corp	3,453
244,543	e	Nikon Corp	3,021
14,159		Nobel Biocare Holding AG. (Stockholm)	2,593
39,819	*	Novoste Corp	68
8,942	*	NuVasive, Inc	92
157,338		Oakley, Inc	2,006
126,413	*	Ocular Sciences, Inc	6,196
945		Olympus Corp	20
447,834	*	Orbital Sciences Corp	5,298
210,264	*	Orthologic Corp	1,314
192,799	*	Orthovita, Inc	808
12,524	*	Osteotech, Inc	69
73,263	*	Palomar Medical Technologies, Inc	1,910
2,602,117		PCCW Ltd	1,649
783,513		PerkinElmer, Inc	17,621
60,896		Phonak Holding AG.	2,008
96,877	*	Photon Dynamics, Inc	2,352
398,264	*	Pinnacle Systems, Inc	2,429
146,571	*	Possis Medical, Inc	1,976
1,149	*	QMed, Inc	13
228,913	e*	RAE Systems, Inc	1,671
3,275,954		Raytheon Co	127,205
153,533	*	Resmed, Inc	7,846
171,447	*	Respironics, Inc	9,320
31,717	e*	Retractable Technologies, Inc	146
539,759	e	Ricoh Co Ltd	10,414
939,580		Rockwell Automation, Inc	46,556
93,122	*	Rofin-Sinar Technologies, Inc	3,953
170,474		Roper Industries, Inc	10,360
70,480	*	Rudolph Technologies, Inc	1,210
95,735	*	Sirf Technology Holdings, Inc	1,218
2,591,355		Smith & Nephew plc	26,518
190,229	*	Sola International, Inc	5,239
146,855	*	Sonic Innovations, Inc	612
112,949	e*	Sonic Solutions, Inc	2,535
88,509	*	SonoSite, Inc	3,005
2,430,362	*	St. Jude Medical, Inc	101,905
1,159	*	Staar Surgical Co	7
170,148	e*	Star Scientific, Inc	865
790,000	*	STATS ChipPAC Ltd	489
471,522	*	Steris Corp	11,185
1,485,658	e	Stryker Corp	71,683
246,703	*	Sybron Dental Specialties, Inc	8,728
2,101	*	Synovis Life Technologies, Inc	23
22,525	*	Synthes, Inc	2,526
39,829		Sypris Solutions, Inc	610
390,485	*	Techne Corp	15,190
474,573		Tektronix, Inc	14,337
198,680		Teleflex, Inc	10,319
1,015,520	*	Teradyne, Inc	17,335
877,072		Terumo Corp	23,624
241,547		The Swatch Group AG. (Br)	35,454
29,050		The Swatch Group AG. (Regd)	864
35,140	*	Theragenics Corp	143
1,184,967	*	Thermo Electron Corp	35,774
264,746	*	Thermogenesis	1,678
294,389	*	Thoratec Corp	3,068
365,479	*	Trimble Navigation Ltd	12,075
165,083	*	TriPath Imaging, Inc	1,481
85,311		United Industrial Corp	3,305
81,171	*	Urologix, Inc	525
47,000		Ushio, Inc	878
873,288	*	Varian Medical Systems, Inc	37,761

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

237,499	*	Varian, Inc	$9,740
86,687	*	Ventana Medical Systems, Inc	5,547
183,496	*	Viasys Healthcare, Inc	3,486
153,540	*	Viisage Technology, Inc	1,383
347,627	*	Visx, Inc	8,993
764	e*	Vital Images, Inc	13
47,462		Vital Signs, Inc	1,847
139,803	*	Vivus, Inc	622
733,315	*	Waters Corp	34,312
13,250	*	William Demant Holding	622
159,827	*	Wright Medical Group, Inc	4,555
125,668		X-Rite, Inc	2,012
225,893		Yokogawa Electric Corp	3,020
28,612		Young Innovations, Inc	965
1,540,050	*	Zimmer Holdings, Inc	123,389
53,522	*	Zoll Medical Corp	1,841
99,992	*	Zygo Corp	1,179

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,998,401

INSURANCE AGENTS, BROKERS AND SERVICE - 0.41%
2,476,443		AON Corp	59,088
336,825		Brown & Brown, Inc	14,669
139,710	*	Clark, Inc	2,168
134,453		Crawford & Co (Class A)	941
37,373		Crawford & Co (Class B)	280
603,012		Gallagher (Arthur J.) & Co	19,598
191,249		Hilb, Rogal & Hamilton Co	6,931
1,834,093	e	Manulife Financial Corp	84,805
4,609,297		Marsh & McLennan Cos, Inc	151,646
1,412,255	*	Medco Health Solutions, Inc	58,750
216,743		National Financial Partners Corp	8,410
6,142		OAMPS Ltd	18
1,474,960	e	Sun Life Financial, Inc	49,426
199,919	*	USI Holdings Corp	2,313

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	459,043

INSURANCE CARRIERS - 4.90%
158,911		21st Century Insurance Group	2,161
3,220,769	e	Aegon NV	43,910
2,055,083	e	Aegon NV (ARS)	28,175
1,274,773		Aetna, Inc	159,028
14,311		Affirmative Insurance Holdings, Inc	241
3,050,098		Aflac, Inc	121,516
1,162,000		Aioi Insurance Co Ltd	5,364
217,115		Alfa Corp	3,297
2,797,600	e	Alleanza Assicurazioni S.p.A.	39,053
22,926	*	Alleghany Corp	6,540
483,041	e	Allianz AG. (Regd)	64,082
246,024	*	Allmerica Financial Corp	8,077
3,679,445		Allstate Corp	190,301
492,030		Ambac Financial Group, Inc	40,410
77,483	e	American Equity Investment Life Holding Co	834
182,323		American Financial Group, Inc	5,709
16,572,419		American International Group, Inc	1,088,311
52,294		American National Insurance Co	5,447
74,636	*	American Physicians Capital, Inc	2,688
159,149	*	AMERIGROUP Corp	12,041
239,932		AmerUs Group Co	10,869
6,128,663	e*	AMP Ltd	34,879
139,892	*	Argonaut Group, Inc	2,956
1,502,363	e	Assicurazioni Generali S.p.A.	50,991
477,000		Assurant, Inc	14,572
1,748,403		Aviva plc	21,080
2,030,180	e	AXA	50,168
482,568		AXA Asia Pacific Holdings Ltd	1,551
44,942		Baldwin & Lyons, Inc (Class B)	1,204
528,619		Berkley (W.R.) Corp	24,935

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

67,487		Bristol West Holdings, Inc	$1,350
58,548		Brit Insurance Holdings plc	89
16,118		Britannic Group plc	141
284,332	*	Centene Corp	8,061
92,825	*	Ceres Group, Inc	479
10,689,000	*	China Life Insurance Co Ltd (H Shs)	7,151
1,143,976		Chubb Corp	87,972
1,014,073		Cigna Corp	82,718
753,249		Cincinnati Financial Corp	33,339
188,077	e*	Citizens, Inc	1,198
257,156	*	CNA Financial Corp	6,869
98,175	*	CNA Surety Corp	1,311
148,227		Commerce Group, Inc	9,048
699,323	*	Conseco, Inc	13,951
251,109	*	Danielson Holdings Corp	2,122
213,039		Delphi Financial Group, Inc (Class A)	9,832
85,650		Direct General Corp	2,749
28,566		Donegal Group, Inc	655
11,763		EMC Insurance Group, Inc	255
150,485		Erie Indemnity Co (Class A)	7,911
14,900		Everest Re Group Ltd	1,334
12,278	e	Fairfax Financial Holdings Ltd	2,072
75,864		FBL Financial Group, Inc (Class A)	2,166
864,747		Fidelity National Financial, Inc	39,493
14,099	*	Financial Industries Corp	113
397,443		First American Corp	13,966
44,063	e*	FPIC Insurance Group, Inc	1,559
4,246,217		Friends Provident plc	12,555
1,018,000		Fuji Fire & Marine Insurance Co Ltd	3,318
64		Generali Schweiz Holding AG. (Regd)	14
696,747		Genworth Financial, Inc	18,812
44,826		Great American Financial Resources, Inc	779
721,565	e	Great-West Lifeco, Inc	16,080
1,704		Grupo Catalana Occidente S.A.	102
126,668		Harleysville Group, Inc	3,024
1,430,585		Hartford Financial Services Group, Inc	99,154
430,147		HCC Insurance Holdings, Inc	14,246
566,675	*	Health Net, Inc	16,360
103,904	*	HealthExtras, Inc	1,694
272,490		Horace Mann Educators Corp	5,199
1,039,589	*	Humana, Inc	30,865
36,015		Independence Holding Co	664
113,166		Infinity Property & Casualty Corp	3,983
3,776,770		ING Groep NV	114,273
3,514,869		Insurance Australia Group Ltd	17,717
661,536		Jefferson-Pilot Corp	34,373
24,241		Kansas City Life Insurance Co	1,147
963		Kungsleden AB	36
162,802		Landamerica Financial Group, Inc	8,780
1,755,295		Legal & General Group plc	3,707
259,869		Leucadia National Corp	18,056
165,120		Liberty International plc	3,077
1,182,594		Lincoln National Corp	55,203
922,842		Loews Corp	64,876
5,029	*	Manulife Financial	232
41,662	e*	Markel Corp	15,165
2,313,855	a	Max Re Capital Ltd	49,355
668,492	e	MBIA, Inc	42,302
143,959		Mercury General Corp	8,626
2,367,127		MetLife, Inc	95,892
607,227	e	MGIC Investment Corp	41,844
52,355		Midland Co	1,637
9,524		Milano Assicurazioni S.p.A.	54
2,747		Millea Holdings, Inc	40,748
820,525		Mitsui Sumitomo Insurance Co Ltd	7,127
81,468	*	Molina Healthcare, Inc	3,778
356,089		Muenchener Rueckver AG. (Regd)	43,779
15,051	*	National Western Life Insurance Co (Class A)	2,508
289,115		Nationwide Financial Services, Inc (Class A)	11,053
45,072	*	Navigators Group, Inc	1,357

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

799,000		Nipponkoa Insurance Co Ltd	$5,435
532,000		Nissay Dowa General Insurance Co Ltd	2,705
13,540		NYMAGIC, Inc	343
67,735	e	Odyssey Re Holdings Corp	1,708
383,164	*	Ohio Casualty Corp	8,893
906,635		Old Republic International Corp	22,938
504,160	*	Pacificare Health Systems, Inc	28,495
68,867		Penn-America Group, Inc	1,040
136,864	*	Philadelphia Consolidated Holding Corp	9,052
564,991	e	Phoenix Cos, Inc	7,062
45,517	*	Pico Holdings, Inc	945
153,798	*	PMA Capital Corp (Class A)	1,592
450,136	e	PMI Group, Inc	18,793
853,210	e	Power Corp of Canada	22,075
591,387	e	Power Financial Corp	15,790
128,005		Presidential Life Corp	2,171
2,210,582		Principal Financial Group	90,501
153,297	*	ProAssurance Corp	5,995
1,164,001		Progressive Corp	98,754
1,937,943	e	Promina Group Ltd	8,203
347,810		Protective Life Corp	14,848
2,871,351		Prudential Financial, Inc	157,809
1,062,394		Prudential plc	9,240
1,261,118	e	QBE Insurance Group Ltd	15,175
438,289		Radian Group, Inc	23,335
226,271		RAS S.p.A.	5,118
179,647		Reinsurance Group of America, Inc	8,704
88,500		RenaissanceRe Holdings Ltd	4,609
126,537		RLI Corp	5,260
14,310,982		Royal & Sun Alliance Insurance Group plc	21,294
945,480		Safeco Corp	49,392
58,896		Safety Insurance Group, Inc	1,835
69,056		Schindler Holding AG. (Pt Cert)	27,389
200,276		Selective Insurance Group, Inc	8,860
245,628	*	Sierra Health Services, Inc	13,537
2,748,974	e	Skandia Forsakrings AB	13,692
144,529		Sompo Japan Insurance, Inc	1,473
7,153,326		St. Paul Travelers Cos, Inc	265,174
163,085		Stancorp Financial Group, Inc	13,455
82,836		State Auto Financial Corp	2,141
138,593		Stewart Information Services Corp	5,772
281,387	e	Storebrand ASA	2,718
1,210,881		Swiss Reinsurance Co (Regd)	86,362
612,250		T&D Holdings, Inc	29,277
215	*	Topdanmark a/s	17
544,566		Torchmark Corp	31,117
500		Tower Group, Inc	6
453,710	*	Tower Ltd	701
145,353		Transatlantic Holdings, Inc	8,987
56,557	*	Triad Guaranty, Inc	3,421
323,416		UICI	10,964
103,486		United Fire & Casualty Co	3,489
4,218,690		UnitedHealth Group, Inc	371,371
236,889		Unitrin, Inc	10,767
153,830	*	Universal American Financial Corp	2,380
2,903,194		UnumProvident Corp	52,083
201,244	*	Vesta Insurance Group, Inc	741
24,600	*	WellCare Health Plans, Inc	800
133,181	*	WellChoice, Inc	7,112
2,018,164	*	WellPoint, Inc	232,089
7,145		Wesco Financial Corp	2,808
649,336		XL Capital Ltd (Class A)	50,421
99,623		Zenith National Insurance Corp	4,965
1,244,014		Zurich Financial Services AG.	207,427

		TOTAL INSURANCE CARRIERS	5,432,470

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

JUSTICE, PUBLIC ORDER AND SAFETY - 0.00%
54,632	*	Geo Group, Inc	$1,452

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	1,452

LEATHER AND LEATHER PRODUCTS - 0.08%
117,254		Brown Shoe Co, Inc	3,498
914,561	*	Coach, Inc	51,581
180,367		K-Swiss, Inc (Class A)	5,252
64,389	*	Steven Madden Ltd	1,214
125,575	*	Timberland Co (Class A)	7,870
15,135		Weyco Group, Inc	670
390,400		Wolverine World Wide, Inc	12,266
624,104		Yue Yuen Industrial Holdings	1,718

		TOTAL LEATHER AND LEATHER PRODUCTS	84,069

LEGAL SERVICES - 0.00%
108,793	e	Pre-Paid Legal Services, Inc	4,085

		TOTAL LEGAL SERVICES	4,085

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.04%
4,417		East Japan Railway Co	24,570
70,000		Keio Electric Railway Co Ltd	411
631,332	*	Laidlaw International, Inc	13,511
2,553,983		MTR Corp	4,091
4,155,000		SMRT Corp Ltd	2,240

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	44,823

LUMBER AND WOOD PRODUCTS - 0.13%
73,026		American Woodmark Corp	3,190
483,222	*	Champion Enterprises, Inc	5,712
61,659		Deltic Timber Corp	2,617
1,611,200		Georgia-Pacific Corp	60,388
63,803		Holmen AB (B Shs)	2,208
215,010	*	Masonite International Corp	7,408
25,488	*	Modtech Holdings, Inc	201
816,700		Louisiana-Pacific Corp	21,839
273,378		Rayonier, Inc	13,371
1,195,234		Sekisui House Ltd	13,927
38,354		Skyline Corp	1,565
115,970		Tenon Ltd	184
97,220		Universal Forest Products, Inc	4,219

		TOTAL LUMBER AND WOOD PRODUCTS	136,829

METAL MINING - 0.53%
18		Agnico-Eagle Mines Ltd	0
1,046,593		Alumina Ltd	4,873
198,340	*	Barrick Gold Corp	4,804
937,691	e	Barrick Gold Corp (New York)	22,696
187,299	e	Cameco Corp	6,558
69,794	e	Cleveland-Cliffs, Inc	7,249
1,454,682	*	Coeur D'alene Mines Corp	5,717
431,315	e	Falconbridge Ltd	11,196
804,901		Freeport-McMoRan Copper & Gold, Inc (Class A)	30,771
269,248	e*	Glamis Gold Ltd	4,620
392,106	e	Goldcorp, Inc	5,910
719,312	*	Hecla Mining Co	4,194
102,700		Iluka Resources Ltd	506
282,455	*	Inco Ltd	10,373
103,100		Johnson Matthey plc	1,956
596,895	*	Kinross Gold Corp	4,210
194,711	*	Meridian Gold, Inc	3,695
3,402,785	e	Mitsubishi Materials Corp	7,140
1,351,641		Newcrest Mining Ltd	18,489
2,269,332		Newmont Mining Corp	100,781

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

2,746,424		Newmont Mining Corp (Chess)	$12,272
1,343,000		Nippon Light Metal Co Ltd	3,395
761,105	e	Noranda, Inc	13,378
982,702		Outokumpu Oyj	17,565
1,096,766		Phelps Dodge Corp	108,492
967,379	*	Placer Dome, Inc	18,231
539,700		Rio Tinto Ltd	16,551
2,327,791		Rio Tinto plc	68,512
129,935	e	Royal Gold, Inc	2,370
116,423	e	Southern Peru Copper Corp	5,496
386,571	*	Stillwater Mining Co	4,353
1,002,067		Sumitomo Metal Mining Co Ltd	7,158
654,451		Teck Cominco Ltd (Class B)	20,166
133,447		Umicore	12,561
3,451,710		WMC Resources Ltd	19,536
1,344,000		Zijin Mining Group Co Ltd (Class H)	610

		TOTAL METAL MINING	586,384

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.24%
505,000		Aderans Co Ltd	11,680
32,910		Amer Group plc	575
2,525,113		Anglo American plc	59,727
300,086		Blyth, Inc	8,871
820,469		Bulgari S.p.A.	10,137
393,038		Callaway Golf Co	5,306
88,550	*	Daktronics, Inc	2,204
49,805		Escalade, Inc	665
14,820		GWA International Ltd	36
1,096,353		Hasbro, Inc	21,247
541,222	*	Identix, Inc	3,994
153,433	*	Jakks Pacific, Inc	3,392
1,158	*	Johnson Outdoors, Inc (Class A)	23
237,234	*	K2, Inc	3,767
216,446	e*	Leapfrog Enterprises, Inc	2,944
24,724	*	Lydall, Inc	293
1,965,243		Mattel, Inc	38,303
184,181	e	Nautilus Group, Inc	4,452
464,733		Nintendo Co Ltd	58,369
18,493	e*	Oneida Ltd	57
100,187		Penn Engineering & Manufacturing Corp	1,813
7,351,000		Playmates Interactive Entertainment Ltd	1,494
117,267	*	RC2 Corp	3,823
8,000	*	RHI AG.	242
49,731		Russ Berrie & Co, Inc	1,136
159,243	e*	Shuffle Master, Inc	7,500
15,250		Societe BIC S.A.	767
52,228	*	Steinway Musical Instruments, Inc	1,511
369,954	*	Yankee Candle Co, Inc	12,275
80,000		Yonex Co Ltd	639

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	267,242

MISCELLANEOUS RETAIL - 1.21%
171,735	*	1-800-Flowers.com, Inc (Class A)	1,444
79,846	*	AC Moore Arts & Crafts, Inc	2,300
234,283	e*	Alloy, Inc	1,891
1,831,581	e*	Amazon.com, Inc	81,121
9,400		Aoki International Co Ltd	125
450,448	*	Barnes & Noble, Inc	14,536
146,923		Big 5 Sporting Goods Corp	4,281
46,809		Blair Corp	1,669
38,491		Blockbuster, Inc (Class B)	339
21,693	e*	Blue Nile, Inc	599
416,215		Borders Group, Inc	10,572
29,300	*	Build-A-Bear Workshop, Inc	1,030
745	e,v*	Can Do Co Ltd (When Issued)	872
3,088		Carpetright plc	68
214,124		Cash America International, Inc	6,366

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

900		Circle K Sunkus Co Ltd	$23
1,368		Clas Ohlson AB (B Shs)	26
167,812	*	Coldwater Creek, Inc	5,180
891,050	*	Cookson Group plc	607
2,228		Cortefiel S.A.	35
2,153,767		CVS Corp	97,070
175,566	*	Dick's Sporting Goods, Inc	6,171
1,233,500		Dickson Concepts International Ltd	1,666
12,000		Don Quijote Co Ltd	612
358,133	e*	Drugstore.com, Inc	1,218
3,016,924		eBay, Inc	350,808
10,700		EDION Corp	123
10,118		Expert ASA	96
627	b,e,v*	FAO, Inc	0
20,409	*	Finlay Enterprises, Inc	404
26,400	*	Friedman's, Inc (Class A)	34
6,003	*	Gaiam, Inc	37
495,212		GUS plc	8,923
90,334		Hancock Fabrics, Inc	937
3		Hellenic Duty Free Shops S.A.	0
162,153	*	Hibbett Sporting Goods, Inc	4,315
3,595,674		HMV Group plc	17,949
66,427		House of Fraser plc	148
99		Jelmoli Holding AG.	143
125,272	*	Jill (J.) Group, Inc	1,865
100	*	Kanebo Ltd	1
11,300		Kojima Co Ltd	136
2,035,133		Lifestyle International Holdings Ltd	3,024
183,517		Longs Drug Stores Corp	5,060
4,516		Marionnaud Parfumeries	110
513,954	*	Marvel Enterprises, Inc	10,526
20,000		Matsumotokiyoshi Co Ltd	570
1,060,010		Michaels Stores, Inc	31,768
1,400		Ministop Co Ltd	24
173,603		MSC Industrial Direct Co (Class A)	6,246
2,043,713		Next plc	64,742
821,000		Nippon Mining Holdings, Inc	3,862
2,080,937	*	Office Depot, Inc	36,125
527,129		Omnicare, Inc	18,249
74,720	e*	Overstock.com, Inc	5,156
5,148,400		Pacific Brands Ltd	12,874
19,000		Parco Co Ltd	112
89,851	*	Party City Corp	1,162
39,095	*	PC Connection, Inc	372
49,098	e*	PC Mall, Inc	1,099
22,542		Peacock Group plc	118
389,340	*	Petco Animal Supplies, Inc	15,371
736,096		Petsmart, Inc	26,153
206,597	e*	Priceline.com, Inc	4,874
65	*	Pricesmart, Inc (Rts)	0
3,418,714	*	Rite Aid Corp	12,512
67,877	e*	Sharper Image Corp	1,279
632,506	*	Shoppers Drug Mart Corp	19,675
10,880,100		Signet Group plc	22,978
143,826	*	Sports Authority, Inc	3,704
101,425		Stamps.com, Inc	1,607
3,180,706		Staples, Inc	107,222
40,400	*	Systemax, Inc	297
2,013		Ten Cate NV	148
796,080		Tiffany & Co	25,451
1,238,361	*	Toys 'R' Us, Inc	25,349
114,729	*	Valuevision International, Inc (Class A)	1,596
5,974,652	e	Walgreen Co	229,247
26,866	*	Whitehall Jewellers, Inc	215
68,759		World Fuel Services Corp	3,424
116,904		Xebio Co Ltd	3,639
383,476	*	Zale Corp	11,454

		TOTAL MISCELLANEOUS RETAIL	1,343,134

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

MOTION PICTURES - 1.19%
145,970	*	Avid Technology, Inc	$9,014
899,177	e	Blockbuster, Inc (Class A)	8,578
45,594		Carmike Cinemas, Inc	1,664
292,400	*	DreamWorks Animation SKG, Inc (Class A)	10,968
546,258	*	Hollywood Entertainment Corp	7,151
14,205,626	*	Liberty Media Corp (Class A)	155,978
355,303		Metro-Goldwyn-Mayer, Inc	4,221
162,537	e	Movie Gallery, Inc	3,100
367,063	e*	NetFlix, Inc	4,526
4,506,473		News Corp (Class A)	84,091
1,259,531	e	News Corp (Class B)	24,183
280,500		Rank Group plc	1,422
78,663	*	Reading International, Inc	658
198,576	e	Regal Entertainment Group (Class A)	4,120
34,324,184	*	Time Warner, Inc	667,262
80		Toho Co Ltd	1
12,100,634		Walt Disney Co	336,398

		TOTAL MOTION PICTURES	1,323,335

NONDEPOSITORY INSTITUTIONS - 2.36%
95,692	*	Accredited Home Lenders Holding Co	4,754
100,265		Acom Co Ltd	7,505
21,806	b,e,v*	Actrade Financial Technologies Ltd	0
43,100	*	Advance America Cash Advance Centers, Inc	987
41,574		Advanta Corp (Class A)	940
92,366		Advanta Corp (Class B)	2,242
98,228	e	Aiful Corp	10,803
434,393		American Capital Strategies Ltd	14,487
7,789,132		American Express Co	439,073
823,679	*	AmeriCredit Corp	20,139
56,623		Asta Funding, Inc	1,520
15,267		Beverly Hills Bancorp, Inc	154
1,629,227		Capital One Financial Corp	137,197
285,528	*	CapitalSource, Inc	7,330
1,377,973		Cattles plc	9,709
275,412		CharterMac	6,731
1,118,863		CIT Group, Inc	51,266
15,457	*	Collegiate Funding Services LLC	218
156,428	*	CompuCredit Corp	4,277
3,731,546		Countrywide Financial Corp	138,105
79,856	*	Credit Acceptance Corp	2,032
878,844		Credit Saison Co Ltd	31,991
50,083		D Carnegie AB	648
95,000	e*	Deutsche Postbank AG.	4,197
503,368		Doral Financial Corp	24,791
28,247	b*	DVI, Inc	0
159,900	e*	E-Loan, Inc	540
95,119	*	Encore Capital Group, Inc	2,262
7,770,594		Fannie Mae	553,344
72,411		Federal Agricultural Mortgage Corp (Class C)	1,687
114,993		Financial Federal Corp	4,508
68,335	*	First Cash Financial Services, Inc	1,825
92,078	*	First Marblehead Corp	5,179
4,707,316		Freddie Mac	346,929
10,268,031		HBOS plc	167,171
65,100		Hitachi Capital Corp	1,344
1,506,771	*	Hypo Real Estate Holding	62,466
233,000		ICICI Bank Ltd	1,987
192,824	e	IGM Financial, Inc	5,897
27,401	f*	Imperial Credit Industry Wts 01/31/08	0
936,000	*	Industrial Development Bank of India Ltd	2,364
902		Intermediate Capital Group plc	19
2,158	*	Intrum Justitia AB	17
118,897		Irish Life & Permanent plc	2,230
109,042		Irish Life & Permanent plc (London)	2,020
3,000		Jaccs Co Ltd	18
11,000		Japan Securities Finance Co Ltd	72

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

70,000	*	JCG Holdings Ltd	$63
109,500	e	Lopro Corp	839
7,581,679		MBNA Corp	213,728
194,482		MCG Capital Corp	3,331
65,898		Medallion Financial Corp	639
1,697,137	e	Mediobanca S.p.A.	27,474
196,584	*	Metris Cos, Inc	2,506
48,791	*	Nelnet, Inc	1,314
4,549,000		Orient Corp	13,140
244,031	e	ORIX Corp	33,150
114,141		Perpetual Trustees Australia Ltd	5,628
132,737		Promise Co Ltd	9,482
621,779		Provident Financial plc	8,022
1,536,725	*	Providian Financial Corp	25,310
3,700		Sanyo Electric Credit Co Ltd	78
6,700	e	SFCG Co Ltd	1,693
14,951		SFE Corp	103
2,153,127		SLM Corp	114,955
21,723		Student Loan Corp	3,997
772,714	e	Takefuji Corp	52,258
24,516	*	United PanAm Financial Corp	467
120,804		Westcorp	5,549
36,572	*	WFS Financial, Inc	1,857
128,619	*	World Acceptance Corp	3,538

		TOTAL NONDEPOSITORY INSTITUTIONS	2,612,096

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
125,359		Amcol International Corp	2,518
102,659		Compass Minerals International, Inc	2,487
115,000		Dowa Mining Co Ltd	749
263,116	e	Potash Corp of Saskatchewan	21,905
601,817		Vulcan Materials Co	32,865

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	60,524

OIL AND GAS EXTRACTION - 2.08%
1,430,782		Anadarko Petroleum Corp	92,729
1,725,847		Apache Corp	87,276
2,576	*	Atlas America, Inc	92
75,424	*	Atwood Oceanics, Inc	3,930
190,524		Berry Petroleum Co (Class A)	9,088
39,800	*	Bill Barrett Corp	1,273
1,326,144		BJ Services Co	61,719
122,243	*	Brigham Exploration Co	1,100
2,718,221		Burlington Resources, Inc	118,243
265,205		Cabot Oil & Gas Corp (Class A)	11,735
425,194	*	Cal Dive International, Inc	17,327
39,997	*	Callon Petroleum Co	578
739,019	e	Canadian Natural Resources Ltd	31,611
126,321	e*	Cheniere Energy, Inc	8,047
1,208,091		Chesapeake Energy Corp	19,934
260,185	*	Cimarex Energy Co	9,861
28,430	e*	Clayton Williams Energy, Inc	651
4,426,000		CNOOC Ltd	2,377
211,991	*	Comstock Resources, Inc	4,674
112,730	*	Delta Petroleum Corp	1,768
350,769	*	Denbury Resources, Inc	9,629
2,345		DET Norske Oljeselskap ASA	11
4,321,973		Devon Energy Corp	168,211
310,450	e	Diamond Offshore Drilling, Inc	12,434
77,923	*	Edge Petroleum Corp	1,136
1,169,081		EnCana Corp	66,741
130,767	*	Encore Acquisition Co	4,565
139,079	*	Energy Partners Ltd	2,819
250,618	b*	Enron Corp	0
877,583		ENSCO International, Inc	27,854
1,025,286		EOG Resources, Inc	73,164
10,461		ERG S.p.A.	124

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

520	*	Exploration Co of Delaware, Inc	$3
4,851		Expro International Group plc	33
319,356	*	Forest Oil Corp	10,130
2,188	*	Forest Oil Corp Wts 02/15/05	11
186,068	e*	FX Energy, Inc	2,173
481,298	*	Global Industries Ltd	3,990
1,082,667	*	Grey Wolf, Inc	5,706
32,550		Groupe Bruxelles Lambert S.A.	2,650
1,925	*	Groupe Bruxelles Lambert S.A. (Strp Vvpr)	0
482,651	*	Hanover Compressor Co	6,820
216,119	*	Harvest Natural Resources, Inc	3,732
307,441		Helmerich & Payne, Inc	10,465
84,041	e*	Horizon Offshore, Inc	138
87,785	*	Houston Exploration Co	4,943
512,506		Husky Energy, Inc	14,650
392,532		Imperial Oil Ltd	23,310
1,993	v*	Independent Oil Tools ASA	0
101	v	INPEX Corp	510
297,918	b*	KCS Energy, Inc	4,403
1,314,054		Kerr-McGee Corp	75,939
823,980	*	Key Energy Services, Inc	9,723
144,652	*	Lundin Petroleum AB	829
533,228	*	Magnum Hunter Resources, Inc	6,879
32,226	*	Magnum Hunter Resources, Inc Wts 03/21/05	11
1,747,467		Marathon Oil Corp	65,722
113,793	e*	McMoRan Exploration Co	2,128
432,517	*	Meridian Resource Corp	2,617
247,115	*	Mission Resources Corp	1,443
289,601	*	Newfield Exploration Co	17,101
495,540	*	Newpark Resources, Inc	2,552
231,235	*	Nexen, Inc	9,399
436,209		Noble Energy, Inc	26,897
2,544,085		Occidental Petroleum Corp	148,473
150,679	*	Oceaneering International, Inc	5,623
48,780		Oil Search Ltd	69
23,565		OMV AG.	7,101
2,166,101		Origin Energy Ltd	11,699
36,119		Paladin Resources plc	121
542,769	*	Parker Drilling Co	2,133
334,754		Patina Oil & Gas Corp	12,553
842,366		Patterson-UTI Energy, Inc	16,384
110,393		Penn Virginia Corp	4,479
209,292		Penn West Petroleum Ltd	13,843
509,035		Petro-Canada	25,988
4,370,000		PetroChina Co Ltd (Class H)	2,333
33,900	v*	PetroCorp, Inc (Escrow)	0
82,966		PetroKazakhstan, Inc (Class A)	3,078
118,087	*	Petroleum Development Corp	4,555
1,329,468		Pioneer Natural Resources Co	46,664
470,074	*	Plains Exploration & Production Co	12,222
333,115		Pogo Producing Co	16,153
40,779	*	Precision Drilling Corp	2,570
627,560	*	Pride International, Inc	12,890
184,792	e*	Quicksilver Resources, Inc	6,797
427,078		Range Resources Corp	8,738
3,659		Regal Petroleum plc	24
266,285	*	Remington Oil & Gas Corp	7,256
518,145		Rowan Cos, Inc	13,420
62,102		RPC, Inc	1,560
2,000,000		Saipem S.p.A.	24,059
80,000		Schlumberger Ltd	5,356
104,122	*	Seacor Smit, Inc	5,560
50	*	Serval Integrated Energy Services (Units)	0
18,727,937		Shell Transport & Trading Co plc	159,644
6,000		Singapore Petroleum Co Ltd	14
10,071		Smedvig ASA	169
268,811	*	Southwestern Energy Co	13,626
163,190	*	Spinnaker Exploration Co	5,723
174,525		St. Mary Land & Exploration Co	7,285
150,122	*	Stone Energy Corp	6,769

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

328,633	*	Superior Energy Services, Inc	$5,064
170,642	*	Swift Energy Co	4,938
170,641	e*	Syntroleum Corp	1,370
661,561		Talisman Energy, Inc	17,862
470		Technip S.A.	87
130,590	*	Tetra Technologies, Inc	3,696
6,451		TGS Nopec Geophysical Co ASA	165
1,895,800	v*	Thai Oil PCL	2,208
284,852		Tidewater, Inc	10,144
74,099	*	Todco	1,365
1,501,787	e	Total S.A.	328,037
163,377	*	Total S.A.	2
148,721	*	Transmontaigne, Inc	912
231,196	*	Unit Corp	8,834
1,251,626		Unocal Corp	54,120
673,711	*	Varco International, Inc	19,639
242,087	*	Veritas DGC, Inc	5,425
462,788		Vintage Petroleum, Inc	10,501
143,987	*	W-H Energy Services, Inc	3,220
135,347	*	Whiting Petroleum Corp	4,094
1,259,271		XTO Energy, Inc	44,553

		TOTAL OIL AND GAS EXTRACTION	2,306,775

PAPER AND ALLIED PRODUCTS - 0.81%
568,595		Bemis Co	16,540
71,970		Billerud AB	1,283
253,133		Bowater, Inc	11,130
177,579	*	Buckeye Technologies, Inc	2,310
211,300		Bunzl plc	1,763
201,258	*	Caraustar Industries, Inc	3,385
1,614,734		Carter Holt Harvey Ltd	2,414
104,294		Chesapeake Corp	2,833
94,213		De La Rue plc	628
2	*	Earthshell Corp	0
166,969		Glatfelter	2,551
428,614	*	Graphic Packaging Corp	3,086
99,148		Greif, Inc (Class A)	5,552
4,911,886		International Paper Co	206,299
3,489,200		Kimberly-Clark Corp	229,624
316,558		Longview Fibre Co	5,742
2,895		Mayr-Melnhof Karton AG.	493
1,070,146		MeadWestvaco Corp	36,267
113,406	e	Neenah Paper, Inc	3,697
931,000		NGK Insulators Ltd	8,904
1,465		Nippon Paper Group, Inc	6,577
51,200		Norske Skogindustrier ASA	1,107
443,367		OfficeMax, Inc	13,913
1,590,412		OJI Paper Co Ltd	9,126
328,942		Packaging Corp of America	7,747
926,033	*	Pactiv Corp	23,419
188,646	*	Playtex Products, Inc	1,507
107,573		Pope & Talbot, Inc	1,841
246,788		Potlatch Corp	12,483
231,900		Rexam plc	2,046
157,853		Rock-Tenn Co (Class A)	2,393
94,011		Schweitzer-Mauduit International, Inc	3,192
2,531,680	*	Smurfit-Stone Container Corp	47,292
454,774		Sonoco Products Co	13,484
300,800	e	Stora Enso Oyj (R Shs)	4,608
258,155		Svenska Cellulosa AB (B Shs)	11,013
2,823,829		TDC a/s	119,583
865,176		Temple-Inland, Inc	59,178
22,200		Uni-Charm Corp	1,064
251,800		UPM-Kymmene Oyj	5,599
311,141		Wausau-Mosinee Paper Corp	5,557

		TOTAL PAPER AND ALLIED PRODUCTS	897,230

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

PERSONAL SERVICES - 0.12%
298,303	b*	Alderwoods Group, Inc	$3,395
58,311		Angelica Corp	1,577
619,164		Cintas Corp	27,157
147,558	*	Coinstar, Inc	3,959
12,628		CPI Corp	172
95,200		Davis Service Group plc	749
130,616		G & K Services, Inc (Class A)	5,671
831,291		H & R Block, Inc	40,733
175,900		Jackson Hewitt Tax Service, Inc	4,441
216,338		Regis Corp	9,984
2,233,427	*	Service Corp International	16,639
66,642		Unifirst Corp	1,885
315,519	e*	Weight Watchers International, Inc	12,958

		TOTAL PERSONAL SERVICES	129,320

PETROLEUM AND COAL PRODUCTS - 4.48%
374,892		Amerada Hess Corp	30,884
372,542		Ashland, Inc	21,749
7,913,013		BHP Billiton Ltd	95,154
54,508,749		BP plc	531,629
256,616		BP plc (Spon ADR)	14,986
13,234,555		ChevronTexaco Corp	694,946
8,215,410		China Petroleum & Chemical Corp	3,382
4,603,683		ConocoPhillips	399,738
121,758		ElkCorp	4,167
10,238,023		ENI S.p.A.	256,333
44,101,189		ExxonMobil Corp	2,260,627
123,365	e	Fortum Oyj	2,284
164,821		Frontier Oil Corp	4,394
64,115	*	Giant Industries, Inc	1,700
232,267	*	Headwaters, Inc	6,620
1		Hellenic Petroleum S.A.	0
124,468		Holly Corp	3,469
372,369		Lubrizol Corp	13,726
1,086,874		Lyondell Chemical Co	31,432
374,595		Murphy Oil Corp	30,136
5,575,047		Nippon Oil Corp	35,745
220,931	e	Norsk Hydro ASA	17,400
376,070	e	Premcor, Inc	15,859
1,327,720		Premier Farnell plc	4,359
2,423,912	e	Repsol YPF S.A.	63,126
3,926,578	e	Royal Dutch Petroleum Co	226,030
286,704		Santos Ltd	1,906
62,807	e	Shell Canada Ltd (U.S.)	4,193
153,500	e	Showa Shell Sekiyu KK	1,398
970,467	e	Suncor Energy, Inc	34,343
502,153		Sunoco, Inc	41,031
62,176	e	Teikoku Oil Co Ltd	346
515,980	*	Tesoro Corp	16,439
110,000	e	TonenGeneral Sekiyu KK	1,002
1,683,682		Valero Energy Corp	76,439
103,705		WD-40 Co	2,946
1,084,123	e	Woodside Petroleum Ltd	17,082

		TOTAL PETROLEUM AND COAL PRODUCTS	4,967,000

PIPELINES, EXCEPT NATURAL GAS - 0.04%
503,292	*	Enbridge, Inc	25,077
867,869	e	TransCanada Corp	21,585

		TOTAL PIPELINES, EXCEPT NATURAL GAS	46,662

PRIMARY METAL INDUSTRIES - 0.75%
1,289,655	e	Acerinox S.A.	20,702
25,000		Aichi Steel Corp	132
793,496	*	AK Steel Holding Corp	11,482

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

21,792		Alcan, Inc	$1,062
701,638	*	Alcan, Inc (Paris)	34,433
4,653,471		Alcoa, Inc	146,212
44,631	*	Aleris International, Inc	755
647,679		Allegheny Technologies, Inc	14,035
1		Aluminum of Greece S.A.I.C.	0
835,253	*	Andrew Corp	11,384
1,322,754		Arcelor	30,511
89,570		Bekaert S.A.	7,153
421,160		Belden CDT, Inc	9,771
5,660,453		BHP Billiton plc	66,346
1,460,407		BlueScope Steel Ltd	9,445
104,962	*	Brush Engineered Materials, Inc	1,942
145,506		Carpenter Technology Corp	8,506
111,644	*	Century Aluminum Co	2,932
680,242	*	CommScope, Inc	12,857
21,124,699	*	Corus Group plc	20,481
114,304	e	Curtiss-Wright Corp	6,562
356,293	e	Dofasco, Inc	13,501
95,305	*	Encore Wire Corp	1,270
748,839		Engelhard Corp	22,967
242,555	*	General Cable Corp	3,359
140,547		Gibraltar Industries, Inc	3,320
330,000	e	Godo Steel Ltd	1,198
5,173	b,e*	Intermet Corp	2
160,600	*	International Steel Group, Inc	6,514
84		Japan Steel Works Ltd	0
5,467,000	e	Kobe Steel Ltd	8,376
23,847	e*	Liquidmetal Technologies, Inc	55
194,760	*	Lone Star Technologies, Inc	6,517
230,073		Matthews International Corp (Class A)	8,467
288,079	*	Maverick Tube Corp	8,729
279,188		Mueller Industries, Inc	8,990
838,000		NatSteel Ltd	1,099
522,000		NEOMAX Co Ltd	9,261
17,511,793	e	Nippon Steel Corp	42,895
3,211,000		Nisshin Steel Co Ltd	7,395
43,728		NKT Holding a/s	1,274
104,534		NN, Inc	1,381
2,300	*	Northwest Pipe Co	57
111,191	*	NS Group, Inc	3,091
1,242,970		Nucor Corp	65,057
2,069,053		OneSteel Ltd	4,168
228,804	*	Oregon Steel Mills, Inc	4,642
295,903		Precision Castparts Corp	19,435
35,000	f*	Promet BHD	3
179,072		Quanex Corp	12,279
1,370,973		Rautaruukki Oyj	16,287
7,185		Roanoke Electric Steel Corp	149
174,800	*	RTI International Metals, Inc	3,590
137,290		Ryerson Tull, Inc	2,162
7,601		Salzgitter AG.	147
119,462		Schnitzer Steel Industries, Inc (Class A)	4,053
80,240		Ssab Svenskt Stal AB (Series A)	1,932
35,619		Ssab Svenskt Stal AB (Series B)	839
258,697		Steel Dynamics, Inc	9,799
59,289		Steel Technologies, Inc	1,631
942,000	*	Sumitomo Heavy Industries Ltd	3,503
1,762,498		Sumitomo Metal Industries Ltd	2,391
168,239		Texas Industries, Inc	10,495
675,433	e	ThyssenKrupp AG.	14,873
39,290	*	Titanium Metals Corp	948
180,008		Tredegar Corp	3,638
103,260		Trelleborg AB (B Shs)	1,756
245,391	e	TUI AG.	5,810
792,144		United States Steel Corp	40,597
51,200		Viohalco S.A.	466
222,921	*	Vivendi Universal S.A. (Spon ADR)	7,149
62,797		Voestalpine AG.	4,878
34,332	*	Wheeling-Pittsburgh Corp	1,323

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

338,434		Worthington Industries, Inc	$6,627

		TOTAL PRIMARY METAL INDUSTRIES	827,048

PRINTING AND PUBLISHING - 0.70%
768,865		American Greetings Corp (Class A)	19,491
34,361		Arnoldo Mondadori Editore S.p.A.	397
151,653		Banta Corp	6,788
82,000	v*	Beijing Media Corp (Class H)	235
128,252		Belo (A.H.) Corp Series A	3,365
351,800	f,v	Belo (A.H.) Corp Series B	9,231
200,926		Bowne & Co, Inc	3,267
170,601	*	Cenveo, Inc	529
93,815	*	Consolidated Graphics, Inc	4,306
38,058		Courier Corp	1,976
42,854		CSS Industries, Inc	1,361
1,030,845		Dai Nippon Printing Co Ltd	16,539
3,313		Daily Mail & General Trust plc	47
292,241		Dex Media, Inc	7,294
95,302		Dow Jones & Co, Inc	4,104
206,300	f	Dow Jones & Co, Inc (Class B)	8,883
158,828		Emap plc	2,487
131,517		Eniro AB	1,346
86,899		Ennis, Inc	1,673
296,420		EW Scripps Co	14,311
1,398,206		Gannett Co, Inc	114,233
2,826		Gruppo Editoriale L'Espresso S.p.A.	17
176,959	e	Harland (John H.) Co	6,388
302,248		Harte-Hanks, Inc	7,852
351,105		Hollinger International, Inc	5,505
517,380		Independent News & Media plc	1,632
166,339		Independent Newspapers Ltd	691
1,969,324		John Fairfax Holdings Ltd	7,024
136,363		Journal Communications, Inc	2,464
232,017	*	Journal Register Co	4,485
629,300		Knight Ridder, Inc	42,125
30,000		Kyodo Printing Co Ltd	124
54,417		Lagardere S.C.A.	3,928
216,304		Lee Enterprises, Inc	9,967
14,400	f	Lee Enterprises, Inc (Class B)	664
80,071	e*	Martha Stewart Living Omnimedia, Inc (Class A)	2,324
109,206		McClatchy Co (Class A)	7,842
1,193,818	e	McGraw-Hill Cos, Inc	109,282
118,785		Media General, Inc (Class A)	7,698
72,264		Meredith Corp	3,917
125,900		Meredith Corp (Class B)	6,824
876,531		New York Times Co (Class A)	35,762
156,400		Pearson plc	1,887
89,973	*	Playboy Enterprises, Inc (Class B)	1,106
1,034,534	e*	Primedia, Inc	3,931
12,817	e*	Private Media Group, Inc	54
41,743		Pulitzer, Inc	2,707
1,199,268		R.R. Donnelley & Sons Co	42,322
671,125		Reader's Digest Association, Inc (Class A)	9,335
1,542,214	e	Reed Elsevier NV	21,025
4,481,695		Reed Elsevier plc	41,344
244,320	*	Scholastic Corp	9,030
552,093		SCMP Group Ltd	229
4,384,024		Singapore Press Holdings Ltd	12,354
123,837		Standard Register Co	1,749
1,934,734	e*	Telecom Italia Media S.p.A.	876
50,000	e	Telefonica Publicidad e Informacion S.A.	464
61,208		Thomas Nelson, Inc	1,383
1,508,460		Toppan Printing Co Ltd	16,738
1,324,491		Tribune Co	55,814
68,330		Trinity Mirror plc	834
449,780		United Business Media plc	4,145
347,347	*	Valassis Communications, Inc	12,161
98,106		VNU NV	2,898

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

29,581		Washington Post Co (Class B)	$29,079
374,716		West Australian Newspapers Holdings Ltd	2,632
295,096		Wiley (John) & Sons, Inc (Class A)	10,281

		TOTAL PRINTING AND PUBLISHING	772,756

RAILROAD TRANSPORTATION - 0.50%
4,160,417	*	ADC Telecommunications, Inc	11,150
2,729,932	e	Brambles Industries Ltd	14,873
5,649,923		Brambles Industries plc	28,230
2,216,246		Burlington Northern Santa Fe Corp	104,851
767,416	*	Canadian National Railway	46,801
78,915		Canadian National Railway Co	4,834
576,983	e	Canadian Pacific Railway Ltd	19,792
2,690,621		CSX Corp	107,840
1,123,819		Firstgroup plc	7,525
151,497		Florida East Coast Industries	6,833
144,385	*	Genesee & Wyoming, Inc (Class A)	4,062
383,317	*	Kansas City Southern Industries, Inc	6,796
619		Keihin Electric Express Railway Co Ltd	4
2,296,066		Mayne Group Ltd	7,668
607,000		Nippon Express Co Ltd	2,991
2,090,226		Norfolk Southern Corp	75,645
1,544,452	e	Union Pacific Corp	103,864

		TOTAL RAILROAD TRANSPORTATION	553,759

REAL ESTATE - 0.34%
35,900		Aeon Mall Co Ltd	2,554
1,641,000		Ascendas Real Estate Investment Trust	1,719
128,000	*	Ascendas Real Estate Investment Trust (Class A)	129
31,606	e*	Avatar Holdings, Inc	1,520
2,346		Bail Investissement Fonciere	99
46,037		Beni Stabili S.p.A.	47
17,327		Bovis Homes Group plc	193
260,170		British Land Co plc	4,476
21,555		Brixton plc	145
250,792		Brookfield Properties Corp	9,405
1,121,587		CapitaLand Ltd	1,463
548,530		Catellus Development Corp	16,785
206,800	*	CB Richard Ellis Group, Inc	6,938
667,690		Centro Properties Group (New)	3,025
1,159,137		CFS Gandel Retail Trust	1,454
2,198,707		Cheung Kong Holdings Ltd	21,923
460,802		City Developments Ltd	2,004
5,780	*	City Developments Ltd Wts 05/10/06	16
2,300		Cofinimmo	376
1,851,326		Commonwealth Property Office Fund	1,814
31,984		Consolidated-Tomoka Land Co	1,375
17,777		Countrywide plc	111
28,910	b*	Crescent Operating, Inc	7
20,938		Crest Nicholson plc	147
13,000		Daiwa Kosho Lease Co Ltd	69
2,474,034		DB RREEF Trust	2,560
1,419,068	*	Fadesa Inmobiliaria S.A.	27,486
4,282,000		Far East Consortium	1,846
1,067		Financiere Pour la Location d'Immeubles Industriels et Commerciaux	64
168,168		Forest City Enterprises, Inc (Class A)	9,678
12,300		Gecina S.A.	1,219
3,216,989		General Property Trust	9,432
76,000		Guocoland Ltd	55
629,344		Hammerson plc	10,494
16,387,500		Hang Lung Properties Ltd	25,300
352,500		Harvey Norman Holdings Ltd	870
948,118		Henderson Land Development Co Ltd	4,928
1,068,000		Hopewell Holdings	2,741
511,255		Hysan Development Co Ltd	1,075
2,907		Inmobiliaria Colonial S.A.	117
5,974		Inmobiliaria Urbis S.A.	87

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

6,516		IVG Immobilien AG.	$106
236,958	*	Jones Lang LaSalle, Inc	8,865
1,042,679		Kerry Properties Ltd	2,227
10,521		Klepierre	932
401,000		Leopalace21 Corp	7,060
103,561		LNR Property Corp	6,515
17,902	e	Metrovacesa S.A.	832
6	*	MI Developments, Inc (Class A)	0
3,713		Minerva plc	20
1,154,001		Mirvac Group	4,433
719,448		Mitsubishi Estate Co Ltd	8,425
671,198		Mitsui Fudosan Co Ltd	8,155
400	*	New Smart Holdings Ltd	0
3,904,000		New World Development Co Ltd	4,370
17,917	*	NHP plc	89
11,517	*	Orleans Homebuilders, Inc	229
48,107	e	Sacyr Vallehermoso S.A.	794
8,262		Shaftesbury plc	59
60,894		Simon Property Group	3,606
85,000		Singapore Land Ltd	247
1,819,508		Sino Land Co Ltd	1,791
196,827		Slough Estates plc	2,078
340,107		St. Joe Co	21,835
807,466	*	Stewart Enterprises, Inc (Class A)	5,644
36,959	v	Stockland	172
2,026,273		Stockland Trust Group	9,514
1,859,689		Sumitomo Realty & Development Co Ltd	24,247
1,789,429		Sun Hung Kai Properties Ltd	17,900
28,000	*	Thomas Properties Group, Inc	357
214,000		Tian An China Investment	57
328,000		TOC Co Ltd	3,153
1,295,000	e	Tokyo Tatemono Co Ltd	8,429
1,148,000		Tokyu Land Corp	4,795
228,702	*	Trammell Crow Co	4,142
20,153	e	Unibail	3,172
13,243	*	United Capital Corp	300
317,000		United Overseas Land Ltd	392
381		Wallenstam Byggnads AB (B Shs)	17
2,826,744	*	Westfield Group	36,407
1,000		YT Realty Group Ltd	0
700	*	ZipRealty, Inc	13

		TOTAL REAL ESTATE	377,125

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.35%
21,427		Adidas-Salomon AG.	3,459
2,215	*	AEP Industries, Inc	33
104,408	*	Applied Films Corp	2,251
226,679		Aptargroup, Inc	11,964
48,388		Bandag, Inc	2,410
61,800		Bandag, Inc (Class A)	2,863
3,557,830	e	Bridgestone Corp	70,830
166,511	e	Canadian Tire Corp (Class A)	7,812
417,422		Continental AG.	26,514
618,826		Cooper Tire & Rubber Co	13,336
54,487	e*	Deckers Outdoor Corp	2,560
207,300	e	Fuji Seal International, Inc	9,002
1,048,540	e*	Goodyear Tire & Rubber Co	15,372
3,449,000		Hi-P International Ltd	3,550
175,615	*	Jarden Corp	7,629
578,977		Michelin (C.G.D.E.) (B Shs)	37,137
132,174		Myers Industries, Inc	1,692
901,284		Nike, Inc (Class B)	81,737
5,083		Nokian Renkaat Oyj	772
2,245,000	*	Nylex Ltd	695
15,404,309	e	Pirelli & C S.p.A.	20,771
44,123		Quixote Corp	897
248,853		Reebok International Ltd	10,950
113,897	*	Ryanair Holdings plc	813

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

411,000	e	Sanwa Shutter Corp	$2,302
219,587		Schulman (A.), Inc	4,701
518,456	*	Sealed Air Corp	27,618
296,097	*	Skechers U.S.A., Inc (Class A)	3,837
141,190		Spartech Corp	3,825
133,400		Toyoda Gosei Co Ltd	2,714
83,556	*	Trex Co, Inc	4,382
322,544		Tupperware Corp	6,683

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	391,111

SECURITY AND COMMODITY BROKERS - 1.85%
8,158		3i Group plc	104
605,219		A.G. Edwards, Inc	26,152
209,156	e*	Affiliated Managers Group, Inc	14,168
1,423,569	*	Ameritrade Holding Corp	20,243
144,471		Australian Stock Exchange Ltd	2,310
694,640		Bear Stearns Cos, Inc	71,069
16,296		BKF Capital Group, Inc	618
91,511		Blackrock, Inc	7,070
25,692		Calamos Asset Management, Inc (Class A)	694
7,114,571		Charles Schwab Corp	85,090
151,472		Chicago Mercantile Exchange	34,642
225,373		Close Brothers Group plc	3,178
1,297,877		Daiwa Securities Group, Inc	9,373
1,562,588		Deutsche Boerse AG.	94,048
2,394,142	e*	E*Trade Financial Corp	35,792
433,567		Eaton Vance Corp	22,611
704,163		Federated Investors, Inc (Class B)	21,407
34,156		First Albany Cos, Inc	331
869,766		Franklin Resources, Inc	60,579
39,842	e	Gabelli Asset Management, Inc (Class A)	1,933
1,964,315		Goldman Sachs Group, Inc	204,367
20,400		Greenhill & Co, Inc	585
3,057,870		Hong Kong Exchanges & Clearing Ltd	8,183
980,072	*	Instinet Group, Inc	5,910
486,520	*	Investment Technology Group, Inc	9,730
301,666		Investors Financial Services Corp	15,077
867,653		Itochu Corp	4,014
12,400		Jafco Co Ltd	842
1,315,243		Janus Capital Group, Inc	22,109
315,955		Jefferies Group, Inc	12,727
841,311	*	Knight Trading Group, Inc	9,212
322,352	e*	LaBranche & Co, Inc	2,888
705,971		Legg Mason, Inc	51,719
1,479,738		Lehman Brothers Holdings, Inc	129,447
231,765		Man Group plc	6,550
10,153	*	MarketAxess Holdings, Inc	173
2,830,734		Marubeni Corp	7,846
214,358	e	Matsui Securities Co Ltd	7,468
5,465,254		Merrill Lynch & Co, Inc	326,658
3,093,150	e	Mitsubishi Corp	39,966
5,466,822	e	Mitsui & Co Ltd	49,029
8,539,702		Morgan Stanley	474,124
2,403,494		Nikko Cordial Corp	12,736
2,579,324		Nomura Holdings, Inc	37,606
115,338		Nuveen Investments, Inc	4,552
66,453	*	OMX AB	850
517,000	b*	Peregrine Investment Holdings	0
125,487	*	Piper Jaffray Cos	6,017
390,314		Raymond James Financial, Inc	12,092
64,563		Sanders Morris Harris Group, Inc	1,150
360,542		SEI Investments Co	15,118
205,000		Singapore Exchange Ltd	225
15,638	*	Stifel Financial Corp	328
111,017		SWS Group, Inc	2,433
699,977		T Rowe Price Group, Inc	43,539
83,244		TSX Group, Inc	3,730
9,745		Value Line, Inc	382

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

383,127		Waddell & Reed Financial, Inc (Class A)	$9,153
1,793,000	b*	Yamaichi Securities Co Ltd	0

		TOTAL SECURITY AND COMMODITY BROKERS	2,049,947

SOCIAL SERVICES - 0.01%
97,468	*	Bright Horizons Family Solutions, Inc	6,312
126,908	*	Res-Care, Inc	1,932

		TOTAL SOCIAL SERVICES	8,244

SPECIAL TRADE CONTRACTORS - 0.11%
74,030		Chemed Corp	4,968
157,357	*	Comfort Systems U.S.A., Inc	1,209
500,293	*	Dycom Industries, Inc	15,269
82,592	e	eAccess Ltd	72,944
135,820	*	EMCOR Group, Inc	6,136
266,573		Grafton Group plc	2,899
325,317	e*	Integrated Electrical Services, Inc	1,575
462,132		Kinden Corp	3,455
38,749	*	Layne Christensen Co	703
104,475	e*	Matrix Service Co	842
880,189	*	Quanta Services, Inc	7,042

		TOTAL SPECIAL TRADE CONTRACTORS	117,042

STONE, CLAY, AND GLASS PRODUCTS - 0.41%
44,806		Ameron International Corp	1,698
49,551	*	Anchor Glass Container Corp	333
166,967		Apogee Enterprises, Inc	2,239
869,088	e	Asahi Glass Co Ltd	9,584
1,340,054		Boral Ltd	7,217
2,370,433		BPB plc	21,538
172,899	*	Cabot Microelectronics Corp	6,925
91,144		CARBO Ceramics, Inc	6,289
94,950		Cimpor Cimentos de Portugal S.A.	536
188,314	e	Compagnie de Saint-Gobain	11,344
8,067,216	*	Corning, Inc	94,951
2,860,431		CRH plc	76,517
663,609		CRH plc (Ireland)	17,770
2,721,942		CSR Ltd	5,676
78,294		Eagle Materials, Inc	6,761
48,640		Eagle Materials, Inc (Class B)	4,100
183,685		Florida Rock Industries, Inc	10,935
347,100		Hanson plc	2,980
28,360	*	HeidelbergCement AG.	0
111,924		Heidelberger Zement AG. (Germany)	6,739
1,304,600		Holcim Ltd (Regd)	78,590
153,880		Hoya Corp	17,375
48,493		Italcementi S.p.A.	781
1,179,012	*	James Hardie Industries NV	6,192
82,153		Libbey, Inc	1,825
2,400,028	e	Nippon Sheet Glass Co Ltd	9,931
516,227		Pilkington plc	1,090
2,030,549	e	Rinker Group Ltd	16,952
124,900		RMC Group plc	2,036
14,236		Sika AG.	8,538
3,629,000		Sumitomo Osaka Cement Co Ltd	8,889
2,236,363		Taiheiyo Cement Corp	5,565
125,700		Toto Ltd	1,200
86,173	e*	U.S. Concrete, Inc	661
29,350		Wienerberger AG.	1,402

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	455,159

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

TOBACCO PRODUCTS - 1.11%
155,889		Altadis S.A.	$7,141
16,102,135		Altria Group, Inc	983,840
9,678		Japan Tobacco, Inc	110,503
319,918		Loews Corp (Carolina Group)	9,262
834,702		Reynolds American, Inc	65,608
149,507		Universal Corp (Virginia)	7,152
881,230		UST, Inc	42,396
169,054	e	Vector Group Ltd	2,811

		TOTAL TOBACCO PRODUCTS	1,228,713

TRANSPORTATION BY AIR - 0.58%
3,500	*	ABX Air, Inc	31
7,166,000	v*	Air China Ltd (Class H)	2,766
931,836	e	Air France-KLM	17,758
15,550,000	v*	AirAsia BHD	6,793
516,983	*	Airtran Holdings, Inc	5,532
308,766	*	Alaska Air Group, Inc	10,341
417,770	e*	America West Holdings Corp (Class B)	2,749
1,382,204	e*	AMR Corp	15,135
371,273		Auckland International Airport Ltd	2,140
2,505,908		BAA plc	28,097
7,439,545	*	British Airways plc	33,566
1,562,800		Cathay Pacific Airways Ltd	2,956
616,164	e*	Continental Airlines, Inc (Class B)	8,343
659,210	e*	Delta Air Lines, Inc	4,931
4,154,346	*	easyJet plc	14,975
435,927	*	ExpressJet Holdings, Inc	5,615
1,952,102		FedEx Corp	192,263
4,900		Flughafen Wien AG.	371
438,657	e*	FLYi, Inc	776
169,249	*	Forward Air Corp	7,565
215,857	*	Frontier Airlines, Inc	2,463
73,250	*	Gol Linhas Aereas Inteligentes S.A.	2,335
1,500,594	e	Iberia Lineas Aereas de Espana	5,201
1,766	e	Japan Airlines System Corp	5
421,854	e*	JetBlue Airways Corp	9,795
2,550		Kobenhavns Lufthavne As	542
53,357	e*	MAIR Holdings, Inc	491
181,868	e*	Mesa Air Group, Inc	1,444
142	*	Midwest Air Group, Inc	0
3,801,487	e*	Northwest Airlines Corp	41,550
128,053	*	Offshore Logistics, Inc	4,158
22,646	*	Petroleum Helicopters (Vote)	584
146,616	*	Pinnacle Airlines Corp	2,044
4,042,247	e	Qantas Airways Ltd	11,756
7,587	*	Republic Airways Holdings, Inc	101
7,430	*	Ryanair Holdings plc (Spon ADR)	303
4,286,830		SABMiller plc	71,110
64,666	e*	SAS AB	584
774,929		Singapore Airlines Ltd	5,412
356,841		Skywest, Inc	7,158
5,376,109		Southwest Airlines Co	87,523
462,361		Stagecoach Group plc	1,010
2,441,111		Swire Pacific Ltd (A Shs)	20,414
96	*	Swissair Group	0
27,562		TDG plc	113
6,700	b,e*	UAL Corp	9

		TOTAL TRANSPORTATION BY AIR	638,808

TRANSPORTATION EQUIPMENT - 3.02%
195,901	*	AAR Corp	2,668
68,433	*	Aftermarket Technology Corp	1,102
226,100	e	Alpine Electronics, Inc	3,041
278,283		American Axle & Manufacturing Holdings, Inc	8,532
134,167		Arctic Cat, Inc	3,558
438,760		ArvinMeritor, Inc	9,815
601,622		Autoliv, Inc	29,058
6,361,199		BAE Systems plc	28,151

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

1		Bayerische Motoren Werke AG.	$0
212,450		BBA Group plc	1,166
332,084	*	BE Aerospace, Inc	3,865
5,750,873		Boeing Co	297,723
1		Bombardier, Inc (Class A)	0
69	e	Bombardier, Inc (Class B)	0
433,163		Brunswick Corp	21,442
1,654,744		CAE, Inc	6,974
155,985		Clarcor, Inc	8,543
87,716		Coachmen Industries, Inc	1,523
36,186		Cobham plc	859
31,016		Curtiss-Wright Corp (Class B)	1,745
1,326,159	e	DaimlerChrysler AG. (Regd)	63,559
17,259	e	DaimlerChrysler AG. (U.S.)	829
724,704	e	Dana Corp	12,559
2,304,700		Delphi Corp	20,788
2,361,387		Denso Corp	63,258
12,246		DSV a/s	830
42,093	*	Ducommun, Inc	878
8,473	*	Dura Automotive Systems, Inc	92
21,820	*	Fairchild Corp (Class A)	81
293,489		Federal Signal Corp	5,183
9,385,075	e*	Fiat S.p.A.	75,264
39,458,551	e	Finmeccanica S.p.A.	35,774
328,470	*	Fleetwood Enterprises, Inc	4,421
9,980,507		Ford Motor Co	146,115
2,313,000	e	Fuji Heavy Industries Ltd	11,286
276,224	e*	GenCorp, Inc	5,129
1,098,118		General Dynamics Corp	114,863
2,951,602		General Motors Corp	118,241
433,080		Gentex Corp	16,033
1,059,311		Genuine Parts Co	46,673
1,370,000		Goodpack Ltd	1,015
575,433		Goodrich Corp	18,782
33,495		Greenbrier Cos, Inc	1,134
1,784,870		Harley-Davidson, Inc	108,431
187,431	*	Hayes Lemmerz International, Inc	1,655
116,718	e	Heico Corp	2,637
4,116		Heico Corp (Class A)	71
92,000		Hino Motors Ltd	683
954,624		Honda Motor Co Ltd	49,469
4,988,161		Honeywell International, Inc	176,631
750,000		Hongkong Land Holdings Ltd	1,988
71	*	IMPCO Technologies, Inc	1
939,235		Jardine Cycle & Carriage Ltd	6,099
133,865		Kaman Corp (Class A)	1,693
3,568,185	e	Kawasaki Heavy Industries Ltd	5,850
6,960,912		Keppel Corp Ltd	36,672
10,000	*	Kia Motors Corp	105
2,251,885	e	Lockheed Martin Corp	125,092
146,813	*	Magna International	12,119
298,312	e	Magna International, Inc (Class A)	24,542
578,566	e	MAN AG.	22,287
74,674		Marine Products Corp	1,950
219,500	*	Mascotech (Escrow)	0
2,519,000	e	Mazda Motor Corp	7,916
181,835		Monaco Coach Corp	3,740
711,710	*	Navistar International Corp	31,301
4,554,868		Nissan Motor Co Ltd	49,518
51,915		Noble International Ltd	1,059
3,482,209		Northrop Grumman Corp	189,293
666		NWS Holdings Ltd	1
192,462		Oshkosh Truck Corp	13,161
909,930		Paccar, Inc	73,231
333,226		Patrick Corp Ltd	1,719
461,791	e	Peugeot Citroen S.A.	29,313
273,804		Polaris Industries, Inc	18,624
1,150,085		Renault S.A.	96,218
2,059,808		Rolls-Royce Group plc	9,768
733,000		SembCorp Marine Ltd	611

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

32,992	*	Sequa Corp (Class A)	$2,017
78,778	e	Shimano, Inc	2,249
1,678,529	e	Siemens AG.	142,322
3,550,065		Smiths Group plc	56,026
5,600		Spartan Motors, Inc	67
150,592	e*	Sports Resorts International, Inc	434
75,079		Standard Motor Products, Inc	1,186
22,924	*	Strattec Security Corp	1,436
149,597	e	Superior Industries International, Inc	4,346
212,675	*	Teledyne Technologies, Inc	6,259
266,365	*	Tenneco Automotive, Inc	4,592
628,128		Textron, Inc	46,356
25,846		Thales S.A.	1,241
221,587		Thor Industries, Inc	8,210
364,050		Tomkins plc	1,777
753,273		Toyota Industries Corp	18,819
5,530,006		Toyota Motor Corp	225,043
213,790		Trinity Industries, Inc	7,286
94,536	*	Triumph Group, Inc	3,734
186,363	*	TRW Automotive Holdings Corp	3,858
262,715	*	United Defense Industries, Inc	12,413
4,002,352		United Technologies Corp	413,643
34,800	e	Valeo S.A.	1,457
795,047		Visteon Corp	7,768
105,600		Volkswagen AG.	4,787
90,782		Volvo AB	3,463
334,677	e	Volvo AB (B Shs)	13,270
179,570	*	Wabash National Corp	4,836
287,637		Westinghouse Air Brake Technologies Corp	6,132
195,142		Winnebago Industries, Inc	7,622
1,904,100	e	Yamaha Motor Co Ltd	28,579

		TOTAL TRANSPORTATION EQUIPMENT	3,337,228

TRANSPORTATION SERVICES - 0.12%
811,174		Amadeus Global Travel Distribution S.A. (A Shs)	8,347
51,093		Ambassadors Group, Inc	1,819
4,465		Ambassadors International, Inc	70
99,000		Arriva plc	1,026
467,161		C.H. Robinson Worldwide, Inc	25,937
44,428		DX Services plc	312
269,492	*	EGL, Inc	8,055
574,117		Expeditors International of Washington, Inc	32,082
300,497	e	GATX Corp	8,883
50,708	*	HUB Group, Inc	2,648
15,739		Kuoni Reisen Holding (Regd)	6,921
64,450		National Express Group plc	1,021
80,634	e*	Navigant International, Inc	981
1,136	*	New World TMT Ltd	0
179,625	*	Pacer International, Inc	3,819
209,634	*	RailAmerica, Inc	2,736
3,152		Royal P&O Nedlloyd NV	143
978,611		Sabre Holdings Corp	21,686
352,485	e	Toll Holdings Ltd	3,534

		TOTAL TRANSPORTATION SERVICES	130,020

TRUCKING AND WAREHOUSING - 0.41%
135,043		Arkansas Best Corp	6,062
21,553	*	Central Freight Lines, Inc	136
367,736		CNF, Inc	18,424
48,252	*	Covenant Transport, Inc (Class A)	1,005
319,250		Heartland Express, Inc	7,174
267,000		Hunt (J.B.) Transport Services, Inc	11,975
203,846	*	Landstar System, Inc	15,011
30,283	*	Marten Transport Ltd	688
2,000		Mitsubishi Logistics Corp	20
12,000		Nippon Konpo Unyu Soko Co Ltd	127
104,012	*	Old Dominion Freight Line	3,620

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

170,252		Overnite Corp	$6,340
35,378	*	P.A.M. Transportation Services	663
48,520	*	Quality Distribution, Inc	410
89,175	*	SCS Transportation, Inc	2,084
1,578,000		Seino Transportation Co Ltd	14,784
682,000		Singapore Post Ltd	372
91,371	*	Sirva, Inc	1,756
1,236,000	e	Sumitomo Warehouse Co Ltd	6,031
359,085	*	Swift Transportation Co, Inc	7,713
666,490	e	TPG NV	18,100
36,498	*	U.S. Xpress Enterprises, Inc (Class A)	1,069
3,319,522		United Parcel Service, Inc (Class B)	283,686
204,865		USF Corp	7,775
296,969		Werner Enterprises, Inc	6,723
1,247,893		Yamato Transport Co Ltd	18,511
247,511	*	Yellow Roadway Corp	13,789

		TOTAL TRUCKING AND WAREHOUSING	454,048

WATER TRANSPORTATION - 0.14%
1,962		A.P. Moller-Maersk a/s	16,205
259,260		Alexander & Baldwin, Inc	10,998
155,050		Associated British Ports Holdings plc	1,414
404,350		Carnival plc	24,671
10,510,463		China Shipping Development Co Ltd	9,330
119,940		Compagnie Maritime Belge S.A.	3,350
266,796		CP Ships Ltd	3,828
12,563		Euronav NV	326
988,133		Exel plc	13,716
82,374	*	Gulfmark Offshore, Inc	1,834
9,100	*	Hornbeck Offshore Services, Inc	176
1,058		Irish Continental Group plc	17
547,032		Kamigumi Co Ltd	4,367
76,025	e	Kawasaki Kisen Kaisha Ltd	489
131,555	*	Kirby Corp	5,838
14,539		Maritrans, Inc	264
1,866,526		Mitsui OSK Lines Ltd	11,202
220,000		Neptune Orient Lines Ltd	404
873,826		Nippon Yusen Kabushiki Kaisha	4,707
172,041		Overseas Shipholding Group, Inc	9,497
347,450		Peninsular & Oriental Steam Navigation Co	1,985
541,987		Royal Caribbean Cruises Ltd	29,506
55,316	*	Seabulk International, Inc	670
28,200		Uponor Oyj	527
6,279		Wilhelmsen (Wilh) ASA	163

		TOTAL WATER TRANSPORTATION	155,484

WHOLESALE TRADE-DURABLE GOODS - 1.51%
42,289	e*	1-800 Contacts, Inc	930
95,173	e	Action Performance Cos, Inc	1,046
493,500		Adesa, Inc	10,472
42,850		AGFA Gevaert NV	1,454
238,734		Agilysys, Inc	4,092
107,472	*	Alliance Imaging, Inc	1,209
208,463		Anixter International, Inc	7,503
15,000	e	Anritsu Corp	115
159,351		Applied Industrial Technologies, Inc	4,366
688,495	*	Arrow Electronics, Inc	16,730
102,750	*	Audiovox Corp (Class A)	1,621
171,295	*	Aviall, Inc	3,935
623,302	e*	Avnet, Inc	11,369
79,502		Barnes Group, Inc	2,108
124,420	*	BioVeris Corp	910
342,490		BorgWarner, Inc	18,553
61,046	*	Boyds Collection Ltd	269
173,694	*	Brightpoint, Inc	3,394
141,613		Carlisle Cos, Inc	9,194
4,599	*	Castle (A.M.) & Co	55

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

340,545	e	CDW Corp	$22,595
9,425		Compx International, Inc	156
78,700	*	Department 56, Inc	1,310
147,657	*	Digi International, Inc	2,538
55		Finning International, Inc	2
433,070		Fuji Electric Co Ltd	1,166
992,251		Fujisawa Pharmaceutical Co Ltd	27,162
162,782	*	Global Imaging Systems, Inc	6,430
4,200		Hakuto Co Ltd	59
194,809		Handleman Co	4,184
386,758		Hughes Supply, Inc	12,512
650,401		IKON Office Solutions, Inc	7,519
105,255	*	Imagistics International, Inc	3,543
828,762	*	Ingram Micro, Inc (Class A)	17,238
293,380	*	Insight Enterprises, Inc	6,020
58,821	*	Insurance Auto Auctions, Inc	1,319
36,783	e*	INTAC International	478
19,323,376		Johnson & Johnson	1,225,489
82,520	*	Keystone Automotive Industries, Inc	1,919
151,014		Kingspan Group plc	1,447
228,200		Knight Transportation, Inc	5,659
34,845		Lawson Products, Inc	1,757
628		Lindex AB	25
58,913	*	LKQ Corp	1,182
278,151		Martin Marietta Materials, Inc	14,926
49,455	b,e*	MCSi, Inc	0
61,799	e*	Merge Technologies, Inc	1,375
107,262		Metal Management, Inc	2,882
218,980	*	Microtek Medical Holdings, Inc	889
272,200	e	Mitsumi Electric Co Ltd	3,113
129,192	*	Navarre Corp	2,274
33,000		Nihon Yamamura Glass Co Ltd	83
2,964		Noland Co	136
40,000	e	Noritsu Koki Co Ltd	919
6,300	*	Nu Horizons Electronics Corp	50
508,000		Orient Overseas International Ltd	1,925
231,371		Owens & Minor, Inc	6,518
741,227	*	Patterson Cos, Inc	32,162
350,686		Pep Boys-Manny Moe & Jack	5,986
10,059	*	Pomeroy IT Solutions, Inc	153
415,786	*	PSS World Medical, Inc	5,204
171,839		Reliance Steel & Aluminum Co	6,695
880,348	*	Safeguard Scientifics, Inc	1,866
82,367	*	Scansource, Inc	5,120
346,235		SCP Pool Corp	11,045
207,000		SembCorp Logistics Ltd	219
101,942		SSL International plc	617
5,250,491		Sumitomo Corp	45,296
121,312	*	TBC Corp	3,372
280,202	*	Tech Data Corp	12,721
1,272,742		Techtronic Industries Co	2,775
6,626	*	Timco Aviation Services, Inc	1
21,169	*	Timco Aviation Services, Inc Wts 02/27/07	0
595,462		W.W. Grainger, Inc	39,670
183,632		Watsco, Inc	6,468
169,830	*	WESCO International, Inc	5,034
306,888	*	Zoran Corp	3,554

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,674,082

WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
262,706		Acuity Brands, Inc	8,354
92,407		Advanced Marketing Services, Inc	930
387,598		Airgas, Inc	10,275
896,146		Alliance Unichem plc	12,981
218,522	*	Allscripts Healthcare Solutions, Inc	2,332
25,000		Altana AG.	1,580
1,543,684		AmerisourceBergen Corp	90,583
61,605	*	Ashtead Group plc	91

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

SHARES			VALUE (000)

417,092		Billabong International Ltd	$3,744
6,254	*	Bridgford Foods Corp	56
3,034,616		British American Tobacco plc	52,290
275,625		Brown-Forman Corp (Class B)	13,417
2,915,121		Cardinal Health, Inc	169,514
789,675		Celesio AG.	64,230
71,117	e*	Central European Distribution Corp	2,101
290,491		Chiquita Brands International, Inc	6,408
481,324		Ciba Specialty Chemicals AG. (Regd)	36,615
322,327		Clariant AG.	5,202
18,079		Corporate Express Australia Ltd	85
18,450		D&K Healthcare Resources, Inc	149
346,976		DIMON, Inc	2,332
266,733	*	Endo Pharmaceuticals Holdings, Inc	5,607
273,003		Fyffes plc	716
130,926		Getty Realty Corp	3,762
11,302	*	Green Mountain Coffee, Inc	284
1		H. Lundbeck a/s	0
145,601	*	Hain Celestial Group, Inc	3,010
229,296	*	Henry Schein, Inc	15,968
381,429		Imperial Tobacco Group plc	10,450
421,102		Inchcape plc	15,806
3,595,372		Inditex S.A.	106,048
43,214		Kenneth Cole Productions, Inc (Class A)	1,334
599,200	e	Kokuyo Co Ltd	7,233
1,382,019		Li & Fung Ltd	2,329
341,109	e	Loblaw Cos Ltd	20,504
20,235	*	Maui Land & Pineapple Co	794
2,503,190		McKesson Corp	78,750
236,022	*	Men's Wearhouse, Inc	7,543
123,039	*	Metals USA, Inc	2,282
90,389		Nash Finch Co	3,413
383,685		Nu Skin Enterprises, Inc (Class A)	9,738
40,106	*	Nuco2, Inc	890
39,236	*	Oriflame Cosmetics S.A. (SDR)	909
295,678		PaperlinX Ltd	1,094
283,066	*	Performance Food Group Co	7,617
440,706		Perrigo Co	7,611
25,007	e*	Perry Ellis International, Inc	509
92,414	f,v*	Priority Healthcare Corp (Class A)	2,012
84,318	*	Priority Healthcare Corp (Class B)	1,836
11,650	*	Provide Commerce, Inc	433
165,411		Russell Corp	3,222
145,425	*	School Specialty, Inc	5,608
125,936	*	Smart & Final, Inc	1,812
66,154	e	Standard Commercial Corp	1,287
234,593		Stride Rite Corp	2,620
1,041,672		Supervalu, Inc	35,959
439,572	e	Swedish Match AB	5,093
3,424,959		Sysco Corp	130,731
181,283	*	Tractor Supply Co	6,746
481,811		Unilever NV (Cert)	32,306
231,780	*	United Natural Foods, Inc	7,208
204,494	*	United Stationers, Inc	9,448
25,400		Valhi, Inc	409
83,470	e	Weston (George) Ltd	7,643

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,051,843

		TOTAL COMMON STOCKS
		(Cost $87,132,516)	110,232,966

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY
PRINCIPAL			RATE	DATE	VALUE (000)

SHORT TERM INVESTMENTS - 3.66%
CERTIFICATES OF DEPOSIT - 0.08%
$ 10,000,000	d	Credit Agricole	1.420	04/05/05	$9,969
50,000,000		Wells Fargo	0.000	01/28/05	49,910
25,000,000		Societe Generale	1.290	01/06/05	24,996

		TOTAL CERTIFICATES OF DEPOSIT			84,875

COMMERCIAL PAPER - 1.63%
50,000,000	c	Barclay'S U.S. Funding Corp	2.350	02/17/05	49,841
50,000,000	c	Barclay'S U.S. Funding Corp	2.350	02/14/05	49,854
50,000,000		Campbell Soup Co	2.270	01/10/05	49,967
22,050,000		Cargill, Inc	2.250	01/03/05	22,046
50,000,000	c,d	CC (USA), Inc	1.940	01/14/05	49,957
50,000,000	c,d	CC (USA), Inc	2.010	05/02/06	49,983
26,000,000		Ciesco Lp	2.410	03/03/05	25,891
18,728,000		Ciesco Lp	2.330	02/14/05	18,673
50,000,000		Ciesco,LLC	2.330	02/09/05	49,870
50,000,000		Citicorp	2.270	01/20/05	49,937
50,000,000		Citigroup Global Markets	2.350	02/24/05	49,817
50,000,000		Corporate Asset Funding Corp, Inc	2.350	02/22/05	49,824
40,300,000	c	Corporate Asset Funding Corp, Inc	2.340	02/10/05	40,193
50,000,000	c	Dorada Finance, Inc.	1.960	01/14/05	49,957
50,000,000	c	Edison Asset Securitization, LLC	2.340	02/11/05	49,864
30,000,000	c	Edison Asset Securitization, LLC	2.200	01/19/05	29,964
100,000,000		General Electric Capital Corp	2.370	02/23/05	99,642
50,000,000	c	Govco Incorporated	2.420	03/14/05	49,754
40,500,000	c	Govco Incorporated	2.340	02/14/05	40,382
35,000,000		Greyhawk Funding LLC	2.250	02/16/05	34,891
18,000,000	c	Kitty Hawk Funding Corp.	2.410	02/25/05	17,933
34,043,000	c	Kitty Hawk Funding Corp.	2.360	02/15/05	33,939
50,000,000		Morgan Stanley Dean Witter	2.340	01/18/05	49,943
100,000,000	c	Park Avenue Receivables C	2.280	01/24/05	99,848
50,000,000		Preferred Receivables Funding Corp	2.280	01/05/05	49,984
62,500,000		Private Export Funding Corp	2.320	01/21/05	62,417
100,000,000		Rabobank USA Financial Corp	2.340	02/17/05	99,681
100,000,000	c	Ranger Funding Company LLC	2.330	01/18/05	99,886
50,000,000		SBC Communications, Inc	2.330	01/25/05	49,921
50,000,000		SBC Communications, Inc	2.340	02/14/05	49,854
46,993,000		Scaldis Capital LLC	2.480	03/31/05	46,704
25,000,000	c	Scaldis Capital LLC	2.340	01/14/05	24,979
50,000,000		Societe Generale North America, Inc	2.345	02/15/05	49,847
50,000,000		UBS Finance, (Delaware), Inc	2.345	02/16/05	49,844
25,550,000	c	Unilever Capital Corp	2.320	02/07/05	25,487
40,652,000	c	Yorktown Capital, LLC	2.335	01/18/05	40,606
50,000,000	c	Yorktown Capital, LLC	2.350	02/14/05	49,854

		TOTAL COMMERCIAL PAPER			1,811,034

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.86%
16,600,000		Federal Home Loan Mortgage Corp (FHLMC)	2.230	03/01/05	16,535
50,000,000			2.320	02/22/05	49,828
100,000,000		Federal National Mortgage Association (FNMA)	1.980	07/26/05	99,977
100,000,000			1.778	05/03/05	99,989
185,000,000			1.995	04/28/05	184,985
50,000,000			2.020	04/04/05	49,671
187,000,000			2.320	03/09/05	186,173
335,000,000			2.370	03/02/05	333,672
193,000,000	d		2.300	02/23/05	192,323
100,000,000			2.320	02/17/05	99,688
332,000,000			2.250	02/16/05	330,986
100,000,000			2.320	02/15/05	99,701
92,000,000			2.270	02/14/05	91,737
100,000,000			2.250	02/08/05	99,752
36,000,000			2.230	02/07/05	35,913
83,000,000			2.250	02/01/05	82,831

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			2,053,761

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY
PRINCIPAL			RATE	DATE	VALUE (000)

VARIABLE NOTES 0.09%
$ 25,000,000	d	Huntington National Bank	2.200	01/10/05	$25,001
50,000,000		Bank of America	2.300	06/09/05	49,993
10,000,000		Sigma Finance, Inc	2.050	06/03/05	9,999
20,000,000		Sigma Finance, Inc	2.015	03/10/05	19,999

		TOTAL VARIABLE NOTES			104,992

		TOTAL SHORT TERM INVESTMENTS
		(Cost $4,055,198)			4,054,662

		TOTAL PORTFOLIO - 103.20%
		(Cost $91,232,461)			114,326,360
		OTHER ASSETS AND LIABILITIES, NET - (3.20)%			(3,544,534)

		NET ASSETS - 100.00%			$110,781,826

*	Non-income producing
a	Affiliated holding
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements
on open futures contracts.
e	All or a portion of these securities are out on loan.
f	Restricted securities - Investment in securities not registered under the
Securities Act of 1933 or not publicly traded in foreign markets.
At December 31, 2004, the value of theses securities amounted to
$138,989 or 0.13% of net assets.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

Restricted securities held by the Account are as follows:

SECURITY	ACQUISTION DATE	ACQUISITION COST	VALUE
BB Bioventures L.P.	03/24/98	$12,782,601	$23,346,000
Belo (A.H.) Corp Series B	05/23/88	1,900,588	9,231,000
Claire's Stores, Inc (Class A)	12/07/92	411,235	4,616,000
Dow Jones & Co, Inc (Class B)	07/31/86	6,128,067	8,883,000
Genesoft Series C Financing	06/20/00	7,000,000	7,000,000
Genesoft Series D Financing	08/09/01	2,000,000	2,000,000
Imperial Credit Industry Wts 01/31/08	12/27/01	-	0
International Hydron Liquidating Trust	11/13/97	-	1,000
Lee Enterprises, Inc (Class B)	03/31/86	60,768	664,000
McLeod (Escrow)	05/14/02	-	-
MPM Bioventures II - Qp, LP	02/28/00	18,441,388	14,189,000
National Health Investors, Inc	01/10/01	173,000	1,442,000
Priority Healthcare Corp (Class A)	01/04/99	840,339	2,012,000
Promet BHD	12/31/01	6,261	3,000
Skyline Ventures Partners Qualified II, LP	02/15/00	3,487,502	2,974,000
Skyline Ventures Partners Qualified III, LP	09/07/01	505,000	505,000
Theravance Series C	01/25/99	7,999,996	9,412,000
Theravance Series D	08/31/00	4,000,005	4,444,000
Wiltel Communications Group (Rts)	12/04/03	-	0
Wrigley (Wm.) Jr Co (Class B)	04/30/86	1,873,333	48,267,000

		$67,610,083	$138,989,000

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

College Retirement Equities Fund
Transactions with Affliated Companies - Stock Account
January 1, 2004 - December 31, 2004

	VALUE AT	PURCHASE	SALES	REALIZED	DIVIDEND	SHARES AT	VALUE AT
ISSUE	12/31/03	COST	PROCEEDS	GAIN(LOSS)	INCOME	12/31/04	12/31/04

Baring Vostok L.P.	$16,957,752	$2,161,017	$15,148,821	$3,130,001	$3,104,913	-	$ *
Max Re Capital Ltd	51,922,906	18,908	14,563	6,368	277,693	2,313,855	49,354,527

	$68,880,658	$2,179,925	$15,163,384	$3,136,369	$3,382,606		$49,354,527

* Not an Affiliate as of December 31, 2004

Open Futures Contracts
	Number of	Market
	Contracts	Value	Expiration Date	Unrealized Gain

S&P 500 Index	$2,765	$167,794,025	March 2005	$4,667,735

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF INVESTMENTS
GROWTH ACCOUNT
December 31, 2004

SHARES			VALUE (000)

PREFERRED STOCKS - 0.00%
PRIMARY METAL INDUSTRIES - 0.00%
13,200	v	Superior Trust I Note	$—

		TOTAL PRIMARY METAL INDUSTRIES	0

		TOTAL PREFERRED STOCKS
		(Cost $10)	0

COMMON STOCKS - 99.49%
APPAREL AND OTHER TEXTILE PRODUCTS - 0.69%
1,901,303	e	Polo Ralph Lauren Corp	80,995

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	80,995

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.67%
1,354,292	e	Lowe's Cos	77,994

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	77,994

BUSINESS SERVICES - 10.64%
1,631,101	e	Adobe Systems, Inc	102,335
2,054,327	e	Automatic Data Processing, Inc	91,109
1,371,025	e*	DST Systems, Inc	71,458
985,440	e*	Electronic Arts, Inc	60,782
477,498	e	Equifax, Inc	13,418
565,519	e*	Google, Inc (Class A)	109,202
3,038	e*	IAC/InterActiveCorp Wts 02/04/09	91
1,780,755		Manpower, Inc	86,010
1,016,478	e*	Mercury Interactive Corp	46,301
7,970,580		Microsoft Corp	212,894
2,400	v*	NCP Litigation Trust	0
3,494,010	*	Oracle Corp	47,938
69,128	b,v*	Peregrine Systems, Inc (Old)	0
31,572	v*	ProcureNet, Inc	5
3,191,756	e	SAP AG. (Spon ADR)	141,108
8,027	e*	SoftBrands, Inc	18
4,068,777	*	Symantec Corp	104,812
626,502	e*	Westwood One, Inc	16,872
3,594,918	e*	Yahoo!, Inc	135,457

		TOTAL BUSINESS SERVICES	1,239,810

CHEMICALS AND ALLIED PRODUCTS - 16.37%
132,734	e	Abbott Laboratories	6,192
685,969	e*	Amgen, Inc	44,005
2,339,676	e*	Biogen Idec, Inc	155,846
316,991	e	Colgate-Palmolive Co	16,217
2,489,861	e*	Forest Laboratories, Inc	111,695
1,058,790	e*	Genentech, Inc	57,641
2,650,264	*	Gilead Sciences, Inc	92,733
5,896,673	e	Gillette Co	264,053
1,403,808	e*	IVAX Corp	22,208
2,300,701		Lilly (Eli) & Co	130,565
1,216,814		Merck & Co, Inc	39,108
4,189,154	e	Mylan Laboratories, Inc	74,064
10,371,485	e	Pfizer, Inc	278,889

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

SHARES			VALUE (000)

6,693,085		Procter & Gamble Co	$368,655
8,919,047	e	Schering-Plough Corp	186,230
994,575	e*	Sepracor, Inc	59,048

		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,907,149

COMMUNICATIONS - 1.01%
30,950	e*	Comcast Corp (Special Class A)	1,016
425,299	e*	Entercom Communications Corp	15,264
104,729	e*	Level 3 Communications, Inc	355
1,469,027	*	Lucent Technologies Inc Wts 12/10/07	2,321
768,300	e*	Nextel Communications, Inc (Class A)	23,049
3,032,559	e	Sprint Corp	75,359
15,200	b*	U.S. Wireless Corp	0
874	v*	Vast Solutions, Inc (Class B1)	0
874	v*	Vast Solutions, Inc (Class B2)	0
874	v*	Vast Solutions, Inc (Class B3)	0

		TOTAL COMMUNICATIONS	117,364

DEPOSITORY INSTITUTIONS - 0.47%
193,091	e	Fifth Third Bancorp	9,129
1,463,174	e	Mellon Financial Corp	45,519

		TOTAL DEPOSITORY INSTITUTIONS	54,648

EATING AND DRINKING PLACES - 0.39%
1,314,724	e*	Brinker International, Inc	46,107

		TOTAL EATING AND DRINKING PLACES	46,107

EDUCATIONAL SERVICES - 1.64%
661,784	e*	Apollo Group, Inc (Class A)	53,413
3,428,698	e*	Career Education Corp	137,148

		TOTAL EDUCATIONAL SERVICES	190,561

ELECTRIC, GAS, AND SANITARY SERVICES - 0.19%
746,377	e	Waste Management, Inc	22,346

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	22,346

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 11.92%
530	e*	Freescale Semiconductor, Inc (Class B)	10
192,601		General Electric Co	7,030
9,253,908		Intel Corp	216,449
2,450,524	e*	Marvell Technology Group Ltd	86,920
2,293,087	e	Maxim Integrated Products, Inc	97,204
703,999	e	Maytag Corp	14,854
10,858,405	e	Motorola, Inc	186,765
6,646,768	e	National Semiconductor Corp	119,309
2,742,348	e*	Novellus Systems, Inc	76,484
7,141,418		Qualcomm, Inc	302,796
20,628,833	e	Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	175,139
3,566,237		Xilinx, Inc	105,739

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,388,699

ENGINEERING AND MANAGEMENT SERVICES - 2.66%
4,878,914	*	Accenture Ltd (Class A)	131,731
958,205	e*	BearingPoint, Inc	7,694
1,004,856	e	Halliburton Co	39,431
2,353,579	e	Monsanto Co	130,741

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	309,597

FABRICATED METAL PRODUCTS - 0.11%
142,011	e	Illinois Tool Works, Inc	13,162

		TOTAL FABRICATED METAL PRODUCTS	13,162

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

SHARES			VALUE (000)

FOOD AND KINDRED PRODUCTS - 3.63%
421,085		Anheuser-Busch Cos, Inc	$21,362
747,098	e	Campbell Soup Co	22,331
1,486,909	e	Coca-Cola Co	61,900
1,607,714	e*	Constellation Brands, Inc (Class A)	74,775
4,658,181		PepsiCo, Inc	243,157

		TOTAL FOOD AND KINDRED PRODUCTS	423,525

FURNITURE AND FIXTURES - 0.07%
138,300	e	Hillenbrand Industries, Inc	7,681

		TOTAL FURNITURE AND FIXTURES	7,681

FURNITURE AND HOMEFURNISHINGS STORES - 1.44%
4,208,073	e*	Bed Bath & Beyond, Inc	167,607

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	167,607

GENERAL MERCHANDISE STORES - 4.30%
3,347,731	e*	Kohl's Corp	164,608
3,934,498	e	Target Corp	204,318
2,501,493		Wal-Mart Stores, Inc	132,129

		TOTAL GENERAL MERCHANDISE STORES	501,055

HEALTH SERVICES - 1.90%
1,725,938	e*	Express Scripts, Inc	131,931
3,958,971	e	Health Management Associates, Inc (Class A)	89,948

		TOTAL HEALTH SERVICES	221,879

HOLDING AND OTHER INVESTMENT OFFICES - 0.00%
22	v*	Pinnacle Holdings, Inc Wts 11/13/07	0

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	0

HOTELS AND OTHER LODGING PLACES - 1.73%
488,360	*	Las Vegas Sands Corp	23,441
3,047,240	e	Starwood Hotels & Resorts Worldwide, Inc	177,959

		TOTAL HOTELS AND OTHER LODGING PLACES	201,400

INDUSTRIAL MACHINERY AND EQUIPMENT - 9.53%
2,301,676	e	3M Co	188,899
2,023,916	e	Baker Hughes, Inc	86,360
87,728	e	Caterpillar, Inc	8,554
20,018,501	e*	Cisco Systems, Inc	386,357
151,118	e*	Cooper Cameron Corp	8,132
8,205,223	e*	Dell, Inc	345,768
1,518,288	*	EMC Corp	22,577
1,921,201	e*	Network Appliance, Inc	63,822
108,879	v*	Seagate Tech (Escrow)	0

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,110,469

INSTRUMENTS AND RELATED PRODUCTS - 6.72%
200	*	Baxter International, Inc (Contingent Value Rts)
1,867,820	e	Biomet, Inc	81,045
2,062,493		Guidant Corp	148,706
4,165,783		Medtronic, Inc	206,914
5,387,836	*	St. Jude Medical, Inc	225,912
1,509,166	e*	Zimmer Holdings, Inc	120,914

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	783,491

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

SHARES			VALUE (000)

INSURANCE AGENTS, BROKERS AND SERVICE - 0.10%
359,907	e	Marsh & McLennan Cos, Inc	$11,841

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	11,841

INSURANCE CARRIERS - 3.29%
630,607	e	Aetna, Inc	78,668
4,635,109		American International Group, Inc	304,388

		TOTAL INSURANCE CARRIERS	383,056

MISCELLANEOUS RETAIL - 2.89%
1,987,483	*	eBay, Inc	231,105
3,147,655	e	Staples, Inc	106,107

		TOTAL MISCELLANEOUS RETAIL	337,212

MOTION PICTURES - 2.78%
1,630,158	e*	DreamWorks Animation SKG, Inc (Class A)	61,147
6,506,068	e	News Corp (Class A)	121,403
7,296,247	e*	Time Warner, Inc	141,839

		TOTAL MOTION PICTURES	324,389

NONDEPOSITORY INSTITUTIONS - 5.08%
5,474,251	e	American Express Co	308,584
1,663,312	e	Federal National Mortgage Association	118,444
345,177	e	Federal National Mortgage Association	25,440
4,949,418		MBNA Corp	139,524

		TOTAL NONDEPOSITORY INSTITUTIONS	591,992

OIL AND GAS EXTRACTION - 0.38%
2,971	e*	Magnum Hunter Resources, Inc Wts 03/21/05	1
311,699	e	Pogo Producing Co	15,114
827,537	e	Tidewater, Inc	29,469

		TOTAL OIL AND GAS EXTRACTION	44,584

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.00%
2,800	b*	Uniroyal Technology Corp	0

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	0

SECURITY AND COMMODITY BROKERS - 1.66%
1,302,280	e	Goldman Sachs Group, Inc	135,489
1,036,973	e	Morgan Stanley	57,573

		TOTAL SECURITY AND COMMODITY BROKERS	193,062

TRANSPORTATION BY AIR - 0.47%
3,388,859	e	Southwest Airlines Co	55,170

		TOTAL TRANSPORTATION BY AIR	55,170

TRANSPORTATION EQUIPMENT - 1.62%
382,100		General Dynamics Corp	39,968
1,800	v*	Mascotech (Escrow)	0
1,048,426		Northrop Grumman Corp	56,992
893,421		United Technologies Corp	92,335

		TOTAL TRANSPORTATION EQUIPMENT	189,295

TRUCKING AND WAREHOUSING - 0.83%
1,127,628	e	United Parcel Service, Inc (Class B)	96,367

		TOTAL TRUCKING AND WAREHOUSING	96,367

COLLEGE RETIREMENT EQUITIES FUND - Growth Account
				MATURITY
SHARES/PRINCIPAL			RATE	DATE	VALUE (000)

WATER TRANSPORTATION - 1.12%
535,801	e	Carnival Corp			$30,878
1,833,874	e	Royal Caribbean Cruises Ltd			99,836

		TOTAL WATER TRANSPORTATION			130,714

WHOLESALE TRADE-DURABLE GOODS - 3.06%
5,619,197		Johnson & Johnson			356,369
151	*	Timco Aviation Services, Inc			0
482	*	Timco Aviation Services, Inc Wts 02/27/07			0

		TOTAL WHOLESALE TRADE-DURABLE GOODS			356,369

WHOLESALE TRADE-NONDURABLE GOODS - 0.13%
387,943	e	Sysco Corp			14,808

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			14,808

		TOTAL COMMON STOCKS
		(Cost $10,446,324)			11,594,398

SHORT TERM INVESTMENTS - 4.08%
COMMERCIAL PAPER - 1.47%
$ 16,000,000	c	Beta Finance, Inc	2.340	02/25/05	15,941
20,000,000	c	BMW US Capital LLC	2.150	01/03/05	19,996
10,000,000		Deutsche Bank Financial, Inc	2.270	01/03/05	9,998
21,000,000	c	Dorada Finance, Inc	2.090	01/25/05	20,967
7,500,000	c	Fortune Brands, Inc	2.270	01/06/05	7,497
12,250,000	c	Govco, Inc	2.110	01/28/05	12,228
20,000,000	c	Greyhawk Funding LLC	2.210	01/06/05	19,992
10,000,000		Paccar Financial Corp	2.350	03/01/05	9,960
15,000,000	c	Procter & Gamble Co	2.240	02/01/05	14,969
20,000,000		Rabobank USA Financial Corp	2.420	05/12/05	19,812
20,000,000		UBS Finance Delaware LLC	2.300	01/06/05	19,992

		TOTAL COMMERCIAL PAPER			171,352

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.61%
74,407,000		Federal Home Loan Bank (FHLB)	1.000	01/03/05	74,394
35,100,000			1.900	01/12/05	35,075
50,000,000			1.950	01/14/05	49,958
5,588,000		Federal Home Loan Mortgage Corp (FHLMC)	2.230	03/01/05	5,566
25,000,000		Federal National Mortgage Association (FNMA)	1.140	01/03/05	24,996
50,000,000			2.250	01/05/05	49,985
20,383,000			2.160	01/12/05	20,368
15,000,000			2.170	01/18/05	14,984
15,000,000			2.460	04/06/05	14,899
13,648,000			2.450	04/13/05	13,550

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			303,775

		TOTAL SHORT TERM INVESTMENTS (Cost $475,188)			475,127

		TOTAL PORTFOLIO - 103.57% (Cost $10,921,522)			12,069,525

		OTHER ASSETS AND LIABILITIES, NET - (3.57%)			(415,781)

		NET ASSETS - 100.00%			$11,653,744

*	Non-income producing
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF INVESTMENTS
GLOBAL EQUITIES ACCOUNT
December 31, 2004

SHARES			VALUE (000)

PREFERRED STOCKS - 0.00%
INSURANCE CARRIERS - 0.00%
7,402	*	Great-West Lifeco, Inc (Series E)	$173
2,413	*	Great-West Lifeco, Inc (Series F)	56

		TOTAL INSURANCE CARRIERS	229

		TOTAL PREFERRED STOCKS
		(Cost $179)	229

COMMON STOCKS - 97.99%

AMUSEMENT AND RECREATION SERVICES - 0.06%
131,635	*	Caesars Entertainment, Inc	2,651
53,200		Harrah's Entertainment, Inc	3,559

		TOTAL AMUSEMENT AND RECREATION SERVICES	6,210

APPAREL AND ACCESSORY STORES - 0.34%
270,600		Fast Retailing Co Ltd	20,598
300,000		Gap, Inc	6,336
228,828	e	Hennes & Mauritz AB (B Shs)	7,971
23,436		Limited Brands, Inc	539

		TOTAL APPAREL AND ACCESSORY STORES	35,444

APPAREL AND OTHER TEXTILE PRODUCTS - 0.06%
2,385,000		Toyobo Co Ltd	5,749
4,718		VF Corp	261

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	6,010

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.04%
52,305	e	Canadian Tire Corp (Class A)	2,454
49,000	e*	Carmax, Inc	1,521

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	3,975

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.26%
1,083,278		Home Depot, Inc	46,311
858,873		Lowe's Cos	49,462
1,843,020		Wolseley plc	34,446

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	130,219

BUSINESS SERVICES - 4.19%
317	e*	Access Co Ltd	8,910
473,900		Automatic Data Processing, Inc	21,017
998,421	*	BEA Systems, Inc	8,846
34,700		Cendant Corp	811
33,516	*	Ceridian Corp	613
59		Certegy, Inc	2
238,760	*	CGI Group, Inc (Class A)	1,594
1,591,788	v*	Cintra Concesiones de Infraestructuras de Transporte S.A.	17,482
56	*	Citrix Systems, Inc	1
31,648	*	Cognos, Inc	1,395
381,900		Computer Associates International, Inc	11,862
81,500	*	Computer Sciences Corp	4,594
61,303	*	Compuware Corp	397

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

5,845	e	Dentsu, Inc	$15,743
295,100		Diamond Lease Co Ltd	11,519
28	*	Electronic Arts, Inc	2
232,500		Electronic Data Systems Corp	5,371
70,500	v*	Elpida Memory, Inc	2,793
35,619		Equifax, Inc	1,001
48,573	*	Fiserv, Inc	1,952
53,900		IMS Health, Inc	1,251
16	*	Intuit, Inc	1
29	*	Juniper Networks, Inc	1
188,700		Manpower, Inc	9,114
36	*	Mercury Interactive Corp	2
4,319,430		Microsoft Corp	115,372
4,883,400	e	Nissin Co Ltd	12,295
2,546	e	NTT Data Corp	8,224
46,600		Omnicom Group, Inc	3,929
1,472,938	*	Oracle Corp	20,209
299,000	e	Oracle Corp Japan	15,494
1	*	Peregrine Systems, Inc	0
71	b,v*	Peregrine Systems, Inc (Old)	0
35,527		Robert Half International, Inc	1,046
100,049		SAP AG.	17,869
98,275		SAP AG. (Spon ADR)	4,345
75,022		Securitas AB (B Shs)	1,287
1,886,822	*	Siebel Systems, Inc	19,812
149,000	*	Societe Des Autoroutes Paris-Rhin-Rhone	9,002
342,300		Sumisho Lease Co Ltd	13,963
119,700	*	Sun Microsystems, Inc	644
58,083	*	SunGard Data Systems, Inc	1,645
605,400	*	Symantec Corp	15,595
33,673		Tata Consultancy Services Ltd	1,035
77,584	e	Thomson Corp	2,737
151,523	*	Unisys Corp	1,543
634,236	*	Veritas Software Corp	18,107
577,755	*	Yahoo!, Inc	21,770

		TOTAL BUSINESS SERVICES	432,197

CHEMICALS AND ALLIED PRODUCTS - 9.49%
407,800		Abbott Laboratories	19,024
106,807	*	Agrium, Inc	1,805
109,506		Air Products & Chemicals, Inc	6,348
16,352		Akzo Nobel NV	697
538,586	*	Amgen, Inc	34,550
656,350	*	Amylin Pharmaceuticals, Inc	15,332
8,357	*	Angiotech Pharmaceuticals	155
861,029		AstraZeneca plc (United Kingdom)	31,227
46,600		Avon Products, Inc	1,803
127,566		Bayer AG.	4,324
337,100	*	Biogen Idec, Inc	22,454
112,665	*	Biovail Corp (Canada)	1,861
679,900		Bristol-Myers Squibb Co	17,419
891,000		Daicel Chemical Industries Ltd	5,043
735,887		Dow Chemical Co	36,434
349,893		Du Pont (E.I.) de Nemours & Co	17,162
15,100		Ecolab, Inc	530
109,108	*	Elan Corp plc	2,907
18,524	e*	Eyetech Pharmaceuticals, Inc	843
800	*	Forest Laboratories, Inc	36
280,150	*	Genentech, Inc	15,251
537,220	*	Gilead Sciences, Inc	18,797
809,700		Gillette Co	36,258
2,883,383		GlaxoSmithKline plc	67,648
1,312,000	*	Global Bio-Chem Technology Group Co Ltd Wts 05/31/07	62
10,780	*	Hospira, Inc	361
19,440		International Flavors & Fragrances, Inc	833
354,128	*	IVAX Corp	5,602
248,600		Kose Corp	10,917
652,566		Lilly (Eli) & Co	37,033
1,382,000	d	Merck & Co, Inc	44,417

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

275,026		Merck KGaA	$18,923
138,791		Methanex Corp	2,538
70,535	e	Nova Chemicals Corp	3,338
1,106,371		Novartis AG. (Regd)	55,752
3,775,600		Pfizer, Inc	101,526
28,800		PPG Industries, Inc	1,963
1,676,600		Procter & Gamble Co	92,347
67,103	*	QLT, Inc	1,077
2,728,396		Reckitt Benckiser plc	82,450
802,773		Sanofi-Aventis	64,161
6,500		Sherwin-Williams Co	290
720,400		Shin-Etsu Chemical Co Ltd	29,527
622,800		Takeda Pharmaceutical Co Ltd	31,362
3,798,000		Teijin Ltd	16,494
1,658,000		Tosoh Corp	7,459
290,100		Wyeth	12,355

		TOTAL CHEMICALS AND ALLIED PRODUCTS	978,695

COMMUNICATIONS - 5.32%
71		Aliant, Inc	2
379,018		AT&T Corp	7,224
199,446	*	Avaya, Inc	3,430
96,701	e*	BCE, Inc	2,334
711,420		BellSouth Corp	19,770
4,174,387		BT Group plc	16,269
645,937		Clear Channel Communications, Inc	21,632
897,022	*	Comcast Corp (Class A)	29,853
707,323	e	Deutsche Telekom AG. (Regd)	16,008
124,561	*	DIRECTV Group, Inc	2,085
126,916		EchoStar Communications Corp (Class A)	4,219
19,869	*	Elisa Oyj	320
6,531,185	e*	Ericsson (LM) (B Shs)	20,836
82,005		France Telecom S.A.	2,715
35,153		GN Store Nord	379
229,209	*	IAC/InterActiveCorp	6,331
6,591		KDDI Corp	35,505
3,858,771		KPN NV	36,663
212,200	e*	Level 3 Communications, Inc	719
3	*	Liberty Media International, Inc	0
187,484	*	Lucent Technologies Inc Wts 12/10/07	296
1,906,785	*	Lucent Technologies, Inc	7,170
491,568	*	Nextel Communications, Inc (Class A)	14,747
2,312,373	*	Qwest Communications International, Inc	10,267
123,243		Rogers Communications, Inc (Class B)	3,234
1,649,988		SBC Communications, Inc	42,520
25,062		Shaw Communications, Inc	459
2,806,214		Singapore Telecommunications Ltd	4,091
14,415	e*	Sogecable S.A.	640
590,550		Sprint Corp	14,675
23,357	e	Tele2 AB (B Shs)	917
1,999,766	e	Telecom Corp of New Zealand Ltd	8,883
1,698,744		Telefonica S.A.	32,003
878,934		TeliaSonera AB	5,264
83,455		Telstra Corp Ltd	321
46,805		TELUS Corp	1,415
114,706		TELUS Corp (Non-Vote)	3,326
1,418,133		Verizon Communications, Inc	57,449
706,252		Viacom, Inc (Class B)	25,701
13,054,596		Vodafone Group plc	35,402
1,945,642		Vodafone Group plc (Spon ADR)	53,272
88	v*	WorldCom, Inc (MCI Group)	0

		TOTAL COMMUNICATIONS	548,346

DEPOSITORY INSTITUTIONS - 13.94%
216,200	*	Ashikaga Financial Group, Inc	0
786,975		Australia & New Zealand Banking Group Ltd	12,702
9,100,129		Banca Intesa S.p.A.	43,787
300,000		Banco Bilbao Vizcaya Argentaria S.A.	5,321

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

437,015	e	Banco Santander Central Hispano S.A.	$5,423
2,137,686		Bank of America Corp	100,450
132,116		Bank of Ireland (Dublin)	2,200
335,711		Bank of Ireland (London)	5,553
259,553	e	Bank of Montreal	12,512
248,596		Bank of New York Co, Inc	8,308
514,776	e	Bank of Nova Scotia	17,486
32,100		Banknorth Group, Inc	1,175
2,960,020		Barclays plc	33,302
138,410	*	Bayerische Hypo-und Vereinsbank AG.	3,142
170,975	e	Canadian Imperial Bank of Commerce	10,307
2,826,133		Citigroup, Inc	136,163
86,265	e*	Commerzbank AG.	1,778
526,368		Commonwealth Bank of Australia	13,245
131,476	e	Credit Agricole S.A.	3,967
855,188		DAH Sing Financial	6,629
693,000		DBS Group Holdings Ltd	6,835
4,490,676		Depfa Bank plc	75,384
440,301		Deutsche Bank AG. (Regd)	39,093
8		EFG Eurobank Ergasias S.A.	0
214,300		Fifth Third Bancorp	10,132
35,000		First Horizon National Corp	1,509
524,000		Hang Seng Bank Ltd	7,281
5,386,568		HSBC Holdings plc (United Kingdom)	90,903
9,250		Huntington Bancshares, Inc	229
1,801,308		JPMorgan Chase & Co	70,269
129,600		KeyCorp	4,393
2,729,131		Lloyds TSB Group plc	24,784
20,900		M & T Bank Corp	2,254
1,362,217		Mellon Financial Corp	42,379
3,313		Mitsubishi Tokyo Financial Group, Inc	33,625
742,736	e	National Australia Bank Ltd	16,780
101,638	e	National Bank of Canada	4,204
478,000		National Bank of Greece S.A.	15,775
231,990		National City Corp	8,711
89,100		New York Community Bancorp, Inc	1,833
1,069,093		Nordea Bank AB (Sweden)	10,779
297,300		North Fork Bancorp, Inc	8,577
52,126		Northern Trust Corp	2,532
26,000		Oversea-Chinese Banking Corp Ltd	215
143,800		PNC Financial Services Group, Inc	8,260
41,200		Regions Financial Corp	1,466
294,919	e	Royal Bank of Canada	15,815
16,100	*	Royal Bank of Canada (New York)	860
3,304,912		Royal Bank of Scotland Group plc	111,166
5,802,000	e	Shinsei Bank Ltd	39,522
225,233		Skandinaviska Enskilda Banken (A Shs)	4,355
22,535	e	Societe Generale (A Shs)	2,280
248,700		Sovereign Bancorp, Inc	5,608
25,400		State Street Corp	1,248
2,224	e	Sumitomo Mitsui Financial Group Inc	16,169
2,549,000		Sumitomo Trust & Banking Co Ltd	18,433
167,200		SunTrust Banks, Inc	12,353
217,171		Svenska Handelsbanken AB (A Shs)	5,654
30,300		Synovus Financial Corp	866
1,791,734		U.S. Bancorp	56,117
1,553,598		UBS AG. (Regd)	130,275
503		UFJ Holdings, Inc	3,048
819,000		United Overseas Bank Ltd	6,924
631,500		Wachovia Corp	33,217
858,709		Wells Fargo & Co	53,369
477,203		Westpac Banking Corp	7,291
12,800		Zions Bancorp	871

		TOTAL DEPOSITORY INSTITUTIONS	1,437,093

EATING AND DRINKING PLACES - 0.44%
419,600	*	Brinker International, Inc	14,715
617,500		McDonald's Corp	19,797
330,255	*	The Cheesecake Factory, Inc	10,723

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

5,502		Yum! Brands, Inc	$260

		TOTAL EATING AND DRINKING PLACES	45,495

ELECTRIC, GAS, AND SANITARY SERVICES - 3.56%
167,751	*	AES Corp	2,293
59,820	e*	Allegheny Energy, Inc	1,179
85,782		Ameren Corp	4,301
138,680		American Electric Power Co, Inc	4,762
710,893		Australian Gas Light Co Ltd	7,635
1,714,679		BG Group plc	11,654
200,770		Centerpoint Energy, Inc	2,269
1,873,940		Centrica plc	8,500
257,900		Cinergy Corp	10,736
493,500		CLP Holdings Ltd	2,838
1,252,500	*	CMS Energy Corp	13,089
108,278		Consolidated Edison, Inc	4,737
66,900		Constellation Energy Group, Inc	2,924
153,200		Dominion Resources, Inc	10,378
81,400		DTE Energy Co	3,511
847,123		Duke Energy Corp	21,458
1,051,847		E.ON AG.	95,877
140,300		Edison International	4,494
583,351		El Paso Corp	6,067
237,820		Exelon Corp	10,481
121,411	e	FirstEnergy Corp	4,797
75,800		FPL Group, Inc	5,666
1,758,000		Hong Kong & China Gas Co Ltd	3,630
74,600		KeySpan Corp	2,943
134,222	b,e*	Mirant Corp	48
1,498,702		National Grid Transco plc	14,272
108,716		NiSource, Inc	2,477
75,600		Pepco Holdings, Inc	1,612
130,843	*	PG&E Corp	4,354
17,500		Pinnacle West Capital Corp	777
76,700		PPL Corp	4,087
112,679		Progress Energy, Inc	5,098
75,800		Public Service Enterprise Group, Inc	3,924
4,232		Puma AG. Rudolf Dassler Sport	1,164
36,100		Republic Services, Inc	1,211
896,966		Scottish Power plc	6,944
63,618		Sempra Energy	2,334
281,400		Southern Co	9,433
195,259	e	Suez S.A.(France)	5,207
279,000		Tokyo Electric Power Co, Inc	6,848
74,653	e	TransAlta Corp	1,125
148,900		TXU Corp	9,613
124,521	e*	Vivendi Universal S.A.	3,976
561,817		Waste Management, Inc	16,821
2,163		West Japan Railway Co	8,739
245,300		Williams Cos, Inc	3,996
152,600		Xcel Energy, Inc	2,777
7,716,000	*	Xinao Gas Holdings Ltd	4,418

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	367,474

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.39%
8,948,667	e*	ABB Ltd	49,973
166,200	*	Advanced Micro Devices, Inc	3,660
110,500		Advantest Corp	9,479
19	*	Agere Systems, Inc (Class A)	0
104,201	*	Agere Systems, Inc (Class B)	141
369,694	*	Altera Corp	7,653
3,600		American Power Conversion Corp	77
6	*	Applied Micro Circuits Corp	0
15,180	*	Atheros Communications, Inc	156
137,950	*	ATI Technologies, Inc	2,678
96	*	Atmel Corp	0
1,656,000		Byd Co Ltd (H Shs)	4,389
99,283	*	Celestica, Inc	1,400

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

204,400	*	CIENA Corp	$683
58,431	*	Comverse Technology, Inc	1,429
15,415		Cooper Industries Ltd (Class A)	1,047
136,730		Electrolux AB Series B	3,127
77,178		Emerson Electric Co	5,410
214,790	*	Freescale Semiconductor, Inc (Class B)	3,944
5,583,000		General Electric Co	203,780
71,500		Hirose Electric Co Ltd	8,359
468,600		Hitachi Maxell Ltd	6,421
3,697,600		Intel Corp	86,487
76,558	*	Jabil Circuit, Inc	1,958
594,200	*	JDS Uniphase Corp	1,884
758,000		Johnson Electric Holdings Ltd	736
268,400	e	Kuroda Electric Co Ltd	6,260
315,400	e	Kyocera Corp	24,285
137,400	*	LSI Logic Corp	753
652,300	*	Marvell Technology Group Ltd	23,137
1,296,000		Matsushita Electric Industrial Co Ltd	20,565
446,543		Maxim Integrated Products, Inc	18,929
25,600		Maytag Corp	540
54,461		Microchip Technology, Inc	1,452
1,945,300		Motorola, Inc	33,459
187,900		Murata Manufacturing Co Ltd	10,507
800,500		National Semiconductor Corp	14,369
2,247,720		Nokia Oyj	35,502
2,084,536	*	Nortel Networks Corp	7,238
365,200	*	Novellus Systems, Inc	10,185
72,655	*	Nvidia Corp	1,712
79,166		Onex Corp	1,305
819,184	*	PMC-Sierra, Inc	9,216
45,400	*	QLogic Corp	1,668
1,117,207		Qualcomm, Inc	47,370
85,434		Rockwell Collins, Inc	3,370
151,000		Rohm Co Ltd	15,620
771,620	*	Sanmina-SCI Corp	6,536
379,600	e	Sony Corp	14,670
5,204,424	e	STMicroelectronics NV	101,514
732,000		Sumitomo Electric Industries Ltd	7,965
4,076,141		Taiwan Semiconductor Manufacturing Co Ltd	6,496
9,662		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	82
174,401	*	Tellabs, Inc	1,498
1,005,661		Texas Instruments, Inc	24,759
46,643	e	Thomson	1,233
225,800	e	Tokyo Seimitsu Co Ltd	7,536
181,000	e	Toshiba Corp	777

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	865,379

ENGINEERING AND MANAGEMENT SERVICES - 0.56%
1,164,750	*	Accenture Ltd (Class A)	31,448
37		Halliburton Co	1
373,000		Monsanto Co	20,720
19,800		Moody's Corp	1,720
47,240		Paychex, Inc	1,610
189,433		Servicemaster Co	2,612

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	58,111

FABRICATED METAL PRODUCTS - 0.75%
142,135		Assa Abloy AB (B Shs)	2,428
55,702	e	European Aeronautic Defense & Space Co	1,619
451,700		Illinois Tool Works, Inc	41,864
706,204		Masco Corp	25,798
727,000	e	NHK Spring Co Ltd	4,966
3,188		Stanley Works	156

		TOTAL FABRICATED METAL PRODUCTS	76,831

FOOD AND KINDRED PRODUCTS - 2.70%
186,509		Anheuser-Busch Cos, Inc	9,462

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

868,391		Archer Daniels Midland Co	19,374
1,000,347		Cadbury Schweppes plc	$9,315
24,797		Campbell Soup Co	741
976,781	e	Coca-Cola Amatil Ltd	6,225
941,611		Coca-Cola Co	39,199
55,000		Conagra Foods, Inc	1,620
447,218		Diageo plc	6,380
136,692		General Mills, Inc	6,795
11,796,000		Global Bio-Chem Technology Group Co Ltd	7,740
376,541	e	Groupe Danone	34,778
52,645		H.J. Heinz Co	2,053
12,472		J. Sainsbury plc	65
22,200		Kellogg Co	991
63,400		Kraft Foods, Inc (Class A)	2,258
542,903		Lion Nathan Ltd	3,660
99,655		LVMH Moet Hennessy Louis Vuitton S.A.	7,633
4,643	e	Molson, Inc (A Shs)	137
1,959,000		Nichirei Corp	7,800
2,612,000		Nisshin Oillio Group Ltd	13,459
5,726,000		People's Food Holdings Ltd	5,262
1,589,500		PepsiCo, Inc	82,972
29,141	e	Pernod-Ricard	4,464
105,200		Sara Lee Corp	2,540
377,579		Unilever plc	3,708
2,000		Wrigley (Wm.) Jr Co	138

		TOTAL FOOD AND KINDRED PRODUCTS	278,769

FOOD STORES - 1.35%
329,500		Albertson's, Inc	7,868
785	*	Casino Guichard-Perrachon S.A. Wts 12/15/05	0
524,293		Coles Myer Ltd	4,052
1,393	*	Jeronimo Martins SGPS S.A.	18
342,561	*	Kroger Co	6,009
190,900	*	Safeway, Inc	3,768
18,836,641		Tesco plc	116,359
94,616		Woolworths Ltd	1,113

		TOTAL FOOD STORES	139,187

FORESTRY - 0.13%
193,700		Weyerhaeuser Co	13,021

		TOTAL FORESTRY	13,021

FURNITURE AND FIXTURES - 0.03%
5,800		Johnson Controls, Inc	368
121,300		Newell Rubbermaid, Inc	2,934

		TOTAL FURNITURE AND FIXTURES	3,302

FURNITURE AND HOMEFURNISHINGS STORES - 0.32%
598,735	*	Bed Bath & Beyond, Inc	23,848
138,400		Best Buy Co, Inc	8,224
34,400		RadioShack Corp	1,131

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	33,203

GENERAL BUILDING CONTRACTORS - 0.33%
39,232	e	Bouygues S.A.	1,813
638		Brookfield Homes Corp	22
58,700		Centex Corp	3,497
100,200		D.R. Horton, Inc	4,039
190,200		Daito Trust Construction Co Ltd	9,039
58,800		Lennar Corp (Class A)	3,333
51,000		Pulte Homes, Inc	3,254
19,536,000		Shanghai Forte Land Co	6,849
177,668		Skanska AB (B Shs)	2,132

		TOTAL GENERAL BUILDING CONTRACTORS	33,978

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

GENERAL MERCHANDISE STORES - 1.56%
112,600		Aeon Co Ltd	$1,879
97,300		Dollar General Corp	2,021
71,354		Family Dollar Stores, Inc	2,228
52,000		Federated Department Stores, Inc	3,005
153,922	e	Hudson's Bay Co	1,721
445,300	*	Kohl's Corp	21,895
561,457		Marks & Spencer Group plc	3,697
131,200		May Department Stores Co	3,857
1,948,000	e	Mitsukoshi Ltd	9,467
13,168	e	Pinault-Printemps-Redoute S.A.	1,318
116,700	e	Sears Roebuck & Co	5,955
918,467		Target Corp	47,696
1,055,296		Wal-Mart Stores, Inc	55,741
388	*	Waterford Wedgwood plc (Units)	0

		TOTAL GENERAL MERCHANDISE STORES	160,480

HEALTH SERVICES - 0.28%
183,884	*	Express Scripts, Inc	14,056
77,176		Getinge AB (B Shs)	961
77,670		HCA, Inc	3,104
116,200		Health Management Associates, Inc (Class A)	2,640
176,081	e*	Healthsouth Corp	1,125
33,229	*	Lincare Holdings, Inc	1,417
10,808		MDS, Inc	152
63,200	e	Nichii Gakkan Co	2,048
2,019		Straumann Holding AG.	419
259,600	*	Tenet Healthcare Corp	2,850

		TOTAL HEALTH SERVICES	28,772

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.97%
742,648	e	Vinci S.A.	99,733

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	99,733

HOLDING AND OTHER INVESTMENT OFFICES - 0.70%
34,800		Apartment Investment & Management Co (Class A)	1,341
25,200		Archstone-Smith Trust	965
19,029		AvalonBay Communities, Inc	1,433
48,400		Boston Properties, Inc	3,130
135,166	e	Brascan Corp (Class A)	4,868
18,322		CFS Gandel Retail Trust (New)	23
33,902	e	CI Fund Management, Inc	510
5,671		Crescent Real Estate Equities Co	104
17,776		Duke Realty Corp	607
193,436		Equity Office Properties Trust	5,633
126,200		Equity Residential	4,566
91,960		General Growth Properties, Inc	3,325
32,900		Host Marriott Corp	569
87,000		Hutchison Whampoa Ltd	814
13,300		iStar Financial, Inc	602
13,900		Kimco Realty Corp	806
15,700		Liberty Property Trust	678
125		Macquarie Goodman Industrial Trust	0
1,622,141		Macquarie Infrastructure Group	4,323
40,362		Nobel Biocare Holding AG.	7,312
269		NTT Urban Development Corp	1,179
87,600		Plum Creek Timber Co, Inc	3,367
28,800		Prologis	1,248
39,900		Simon Property Group, Inc	2,580
47,300		Vornado Realty Trust	3,601
430,515		Washington Mutual, Inc	18,202

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	71,786

HOTELS AND OTHER LODGING PLACES - 0.30%
60,414	e	Accor S.A.	2,645
158,300		Hilton Hotels Corp	3,600

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

6,973		Intrawest Corp	$160
61,919		Marriott International, Inc (Class A)	3,900
360,100		Starwood Hotels & Resorts Worldwide, Inc	21,030

		TOTAL HOTELS AND OTHER LODGING PLACES	31,335

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.40%
692,610		3M Co	56,843
193,846	*	Apple Computer, Inc	12,484
654,879	*	Applied Materials, Inc	11,198
91,505		Atlas Copco AB (B Shs)	3,821
733,000		Baker Hughes, Inc	31,277
169,000		Caterpillar, Inc	16,479
3,963,387	*	Cisco Systems, Inc	76,493
115,000		Deere & Co	8,556
1,787,654	*	Dell, Inc	75,332
15,199		Dover Corp	637
341,000	*	EMC Corp	5,071
916,613	*	Emulex Corp	15,436
7,956,258		Futuris Corp Ltd	13,472
1,178,857		Hewlett-Packard Co	24,721
679,113	d	International Business Machines Corp	66,947
1,770,000		Komatsu Ltd	12,385
629,000	e	Makino Milling Machine Co Ltd	3,450
176,500	*	Network Appliance, Inc	5,863
75,700	e	Nidec Corp	9,227
2,768,000		NSK Ltd	13,912
65,200		Pitney Bowes, Inc	3,017
82,350	?	Rheinmetall AG	4,298
576,500		Rheinmetall AG.	30,757
31,288	*	Sandisk Corp	781
106,237		Sandvik AB	4,284
67,725	*	Saurer AG.	3,990
45,816		Scania AB	1,813
26,262	*	Seagate Tech (Escrow)	0
44,291		SKF AB (B Shs)	1,973
14	*	Smith International, Inc	1
339,800	*	Solectron Corp	1,811
58,853		Symbol Technologies, Inc	1,018
704,900		Tyco International Ltd	25,193
653,277	e	Wartsila Oyj (B Shs)	13,923

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	556,463

INSTRUMENTS AND RELATED PRODUCTS - 2.78%
114,800	*	Agilent Technologies, Inc	2,767
16,800		Becton Dickinson & Co	954
23,504		Biomet, Inc	1,020
471,314	*	Boston Scientific Corp	16,755
288,600		Canon, Inc	15,575
127,300		Eastman Kodak Co	4,105
84,584		Gambro AB (A Shs)	1,206
24,000		Gambro AB (B Shs)	337
302,000		Guidant Corp	21,774
6,451		Keyence Corp	1,445
93,900	*	KLA-Tencor Corp	4,374
815,000		Medtronic, Inc	40,481
1,250		Nobel Biocare Holding AG. (Stockholm)	229
11,076		Phonak Holding AG.	365
592,000		Raytheon Co	22,987
37,000		Rockwell Automation, Inc	1,833
1,239,974	*	St. Jude Medical, Inc	51,992
892,200		Terumo Corp	24,031
1,555,857		The Swatch Group AG. (Regd)	46,247
15,700	*	Thermo Electron Corp	474
351,400	*	Zimmer Holdings, Inc	28,154

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	287,105

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

INSURANCE AGENTS, BROKERS AND SERVICE - 0.29%
60,025		AON Corp	1,432
395,115	e	Manulife Financial Corp	18,269
317,568		Sun Life Financial, Inc	10,642

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICe	30,343

INSURANCE CARRIERS - 4.60%
42,200		ACE Ltd	1,804
242,678		Aegon NV	3,308
240,692		Aetna, Inc	30,026
249,501		Aflac, Inc	9,940
1,583,000		Aioi Insurance Co Ltd	7,307
309,100		Allstate Corp	15,987
4,300		Ambac Financial Group, Inc	353
1,404,076		American International Group, Inc	92,206
2,495,822	*	AMP Ltd	14,204
1,098,940		Aviva plc	13,250
316,805	e	AXA	7,829
9,934,000	*	China Life Insurance Co Ltd (H Shs)	6,646
68,000		Cigna Corp	5,547
2,625		Cincinnati Financial Corp	116
2,434	e	Fairfax Financial Holdings Ltd	411
37,700		Fidelity National Financial, Inc	1,722
1,248,000		Fuji Fire & Marine Insurance Co Ltd	4,068
153,020	e	Great-West Lifeco, Inc	3,410
45,100	*	Health Net, Inc	1,302
1,147,563		Insurance Australia Group Ltd	5,784
62,700		Jefferson-Pilot Corp	3,258
84,121		Lincoln National Corp	3,927
69,037		MBIA, Inc	4,369
154,475		MetLife, Inc	6,258
335		Millea Holdings, Inc	4,969
12,562		Muenchener Rueckver AG. (Regd)	1,544
552,000		Nipponkoa Insurance Co Ltd	3,755
31,200		Old Republic International Corp	789
183,680	e	Power Corp of Canada	4,752
146,048	e	Power Financial Corp	3,899
2,372,594	e	Promina Group Ltd	10,043
149,700		Prudential Financial, Inc	8,228
1,148,730		Prudential plc	9,991
23,500		Radian Group, Inc	1,251
745,232		Safeco Corp	38,931
44,202	e	Schindler Holding AG. (Pt Cert)	17,532
480,681		Skandia Forsakrings AB	2,394
308,285		St. Paul Travelers Cos, Inc	11,428
390,900	e	T&D Holdings, Inc	18,692
328,900		UnitedHealth Group, Inc	28,953
66,867	*	WellPoint, Inc	7,690
37,900		XL Capital Ltd (Class A)	2,943
322,052		Zurich Financial Services AG.	53,699

		TOTAL INSURANCE CARRIERS	474,515

LEATHER AND LEATHER PRODUCTS - 0.11%
200,718	*	Coach, Inc	11,320

		TOTAL LEATHER AND LEATHER PRODUCTS	11,320

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.10%
1,655		East Japan Railway Co	9,206
43,773		Veolia Environnement	1,584

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	10,790

LUMBER AND WOOD PRODUCTS - 0.01%
23,238	*	Masonite International Corp	801

		TOTAL LUMBER AND WOOD PRODUCTS	801

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

METAL MINING - 0.90%
42,499	*	Barrick Gold Corp	$1,029
202,456	e	Barrick Gold Corp (New York)	4,900
42,741		Cameco Corp	1,496
91,086	e	Falconbridge Ltd	2,364
70,600		Freeport-McMoRan Copper & Gold, Inc (Class A)	2,699
56,275	*	Glamis Gold Ltd	966
82,518	e	Goldcorp, Inc	1,244
90,968	*	Inco Ltd	3,341
1,900	*	Inco Ltd	70
126,886	*	Kinross Gold Corp	895
39,761	*	Meridian Gold, Inc	755
3,049,000	e	Mitsubishi Materials Corp	6,397
1,006,455		Newcrest Mining Ltd	13,767
196,000		Newmont Mining Corp	8,704
163,246	e	Noranda, Inc	2,869
11,376		Outokumpu Oyj	203
207,780	*	Placer Dome, Inc	3,916
142,236		Rio Tinto Ltd	4,362
519,683		Rio Tinto plc	15,295
143,853		Teck Cominco Ltd (Class B)	4,433
2,300,287		WMC Resources Ltd	13,019

		TOTAL METAL MINING	92,724

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.17%
5,547		Amer Group plc	97
600,000		Anglo American plc	14,192
155,300		Mattel, Inc	3,027

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	17,316

MISCELLANEOUS RETAIL - 0.70%
145,409	*	Amazon.com, Inc	6,440
237,912	*	eBay, Inc	27,664
493,695		GUS plc	8,896
120,600	*	Office Depot, Inc	2,094
25,300		Omnicare, Inc	876
3,852,590		Pacific Brands Ltd	9,634
25,357		Petsmart, Inc	901
134,840	*	Shoppers Drug Mart Corp	4,194
243,700		Staples, Inc	8,215
39,200		Tiffany & Co	1,253
91,600	*	Toys 'R' Us, Inc	1,875

		TOTAL MISCELLANEOUS RETAIL	72,042

MOTION PICTURES - 1.03%
42	*	Liberty Media Corp (Class A)	0
365,916		News Corp (Class A)	6,828
252,799	e	News Corp (Class B)	4,854
3,450,318	*	Time Warner, Inc	67,074
998,483		Walt Disney Co	27,758

		TOTAL MOTION PICTURES	106,514

NONDEPOSITORY INSTITUTIONS - 3.38%
1,309,336		American Express Co	73,807
59,921	*	Deutsche Postbank AG.	2,647
962,992		Fannie Mae	68,575
342,905		Freddie Mac	25,272
1,902,887		HBOS plc	30,980
1,784,637	*	Hypo Real Estate Holding	73,986
41,556	e	IGM Financial, Inc	1,271
1,993,307		MBNA Corp	56,191
5,631,000	e	Orient Corp	16,266
31	*	Providian Financial Corp	1

		TOTAL NONDEPOSITORY INSTITUTIONS	348,996

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account
SHARES			VALUE (000)

NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
38,066	e	Potash Corp of Saskatchewan	$3,169
16,642		Vulcan Materials Co	909

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	4,078

OIL AND GAS EXTRACTION - 1.73%
62,100		Anadarko Petroleum Corp	4,025
254,806		Apache Corp	12,886
193,464		Burlington Resources, Inc	8,416
160,152	e	Canadian Natural Resources Ltd	6,850
1,145,000		CNOOC Ltd	615
112,200		Devon Energy Corp	4,367
252,944		EnCana Corp	14,440
66,100		ENSCO International, Inc	2,098
111,863		Husky Energy, Inc	3,198
84,430	e	Imperial Oil Ltd	5,014
231,200		Kerr-McGee Corp	13,361
22,900	*	Lundin Petroleum AB	131
90,590		Marathon Oil Corp	3,407
72,546	*	Nexen, Inc	2,949
1,156,613	e	Origin Energy Ltd	6,247
45,862		Penn West Petroleum Ltd	3,033
106,088		Petro-Canada	5,416
4,080,000		PetroChina Co Ltd (Class H)	2,178
8,265	*	Precision Drilling Corp	521
18,000		Schlumberger Ltd	1,205
4,594,363		Shell Transport & Trading Co plc	39,164
142,946		Talisman Energy, Inc	3,860
134,648	e	Total S.A.	29,411
77,880		Unocal Corp	3,368
60,300		XTO Energy, Inc	2,133

		TOTAL OIL AND GAS EXTRACTION	178,293

PAPER AND ALLIED PRODUCTS - 0.67%
222,200		International Paper Co	9,332
29,200		MeadWestvaco Corp	990
889,000		NGK Insulators Ltd	8,502
1,280,000		OJI Paper Co Ltd	7,345
11,500	*	Pactiv Corp	291
373,600	*	Smurfit-Stone Container Corp	6,979
82,280		Stora Enso Oyj (R Shs)	1,260
48,769		Svenska Cellulosa AB (B Shs)	2,081
319,285		TDC a/s	13,521
367,200		Uni-Charm Corp	17,595
67,519	e	UPM-Kymmene Oyj	1,501

		TOTAL PAPER AND ALLIED PRODUCTS	69,397

PERSONAL SERVICES - 0.01%
30,655		Cintas Corp	1,345

		TOTAL PERSONAL SERVICES	1,345

PETROLEUM AND COAL PRODUCTS - 5.32%
2,906,526		BHP Billiton Ltd	34,951
3,642,370		BP plc	35,524
352,038		BP plc (Spon ADR)	20,559
676,900		ChevronTexaco Corp	35,544
244,800		ConocoPhillips	21,256
2,725,919	e	ENI S.p.A.	68,250
3,839,399		ExxonMobil Corp	196,808
1,063,100		Lyondell Chemical Co	30,745
4,012,000		Nippon Oil Corp	25,723
859,362	e	Repsol YPF S.A.	22,381
853,624		Royal Dutch Petroleum Co	49,138
13,249		Shell Canada Ltd (U.S.)	885
186,456		Suncor Energy, Inc	6,598

		TOTAL PETROLEUM AND COAL PRODUCTS	548,362

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account
SHARES			VALUE (000)

PIPELINES, EXCEPT NATURAL GAS - 0.10%
109,135	*	Enbridge, Inc	$5,438
182,556	e	TransCanada Corp	4,540

		TOTAL PIPELINES, EXCEPT NATURAL GAS	9,978

PRIMARY METAL INDUSTRIES - 0.41%
156,636	*	Alcan, Inc (Paris)	7,687
1,201,605		BHP Billiton plc	14,084
75,986	e	Dofasco, Inc	2,879
553,000		NEOMAX Co Ltd	9,811
5,579,000		Sumitomo Metal Industries Ltd	7,568
28,493	e	ThyssenKrupp AG.	627

		TOTAL PRIMARY METAL INDUSTRIES	42,656

PRINTING AND PUBLISHING - 1.11%
131,900		Gannett Co, Inc	10,776
40,144		Lagardere S.C.A.	2,897
11,100		New York Times Co (Class A)	453
19,967		Promotora de Informaciones S.A. (PRISA)	424
103,035		R.R. Donnelley & Sons Co	3,636
2,316,405	e	Reed Elsevier NV	31,580
6,471,623		Reed Elsevier plc	59,702
1,180,000		Singapore Press Holdings Ltd	3,325
36,011		Tribune Co	1,518

		TOTAL PRINTING AND PUBLISHING	114,311

RAILROAD TRANSPORTATION - 0.28%
1,706,646	e	Brambles Industries Ltd	9,298
64,400		Burlington Northern Santa Fe Corp	3,047
84,296	*	Canadian National Railway	5,141
79,365		Canadian National Railway Co	4,861
121,666	e	Canadian Pacific Railway Ltd	4,173
2,542		CSX Corp	102
50,400		Norfolk Southern Corp	1,824
4,600		Union Pacific Corp	309

		TOTAL RAILROAD TRANSPORTATION	28,755

REAL ESTATE - 0.16%
53,851		Brookfield Properties Corp	2,019
5,499	*	Centro Properties Grp/New	25
216,000		Cheung Kong Holdings Ltd	2,154
3,000	*	City Developments Ltd Wts 05/10/06	8
2,977		Mirvac Group	11
335	v	Stockland	2
180,000		Sumitomo Realty & Development Co Ltd	2,347
175,800		Sun Hung Kai Properties Ltd	1,759
186,000		Tokyo Tatemono Co Ltd	1,211
518,008	*	Westfield Group	6,672

		TOTAL REAL ESTATE	16,208

RUBBER AND MISCELLANEOUS PLASTIC PRODUCT - 0.00%
2,360		Nokian Renkaat Oyj	359

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	359

SECURITY AND COMMODITY BROKERS - 1.94%
396,500		Charles Schwab Corp	4,742
1,517,007		Deutsche Boerse AG.	91,305
156,093		Goldman Sachs Group, Inc	16,240
134,800		Lehman Brothers Holdings, Inc	11,792
408,800		Merrill Lynch & Co, Inc	24,434
1,210,000		Mitsui & Co Ltd	10,852
476,182		Morgan Stanley	26,438
877,700		Nomura Holdings, Inc	12,797

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

SHARES			VALUE (000)

24,587	*	Piper Jaffray Cos	$1,179
9,865		TSX Group, Inc	442
383,000	b*	Yamaichi Securities Co Ltd	0

		TOTAL SECURITY AND COMMODITY BROKERS	200,221

STONE, CLAY, AND GLASS PRODUCTS - 1.75%
478,000	e	Asahi Glass Co Ltd	5,271
1,383,060		CRH plc	36,997
2,159,674		Holcim Ltd (Regd)	130,101
2,603		Pilkington plc	5
4,627		Sika AG.	2,775
2,261,000		Sumitomo Osaka Cement Co Ltd	5,538

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	180,687

TOBACCO PRODUCTS - 0.75%
1,260,100		Altria Group, Inc	76,992

		TOTAL TOBACCO PRODUCTS	76,992

TRANSPORTATION BY AIR - 0.27%
2,630,000	v*	Air China Ltd (Class H)	1,015
87,800	e*	Continental Airlines, Inc (Class B)	1,189
341,100	e*	Northwest Airlines Corp	3,728
1,081,920		Qantas Airways Ltd	3,147
600,000		Southwest Airlines Co	9,768
1,051,500		Swire Pacific Ltd (A Shs)	8,793

		TOTAL TRANSPORTATION BY AIR	27,640

TRANSPORTATION EQUIPMENT - 3.32%
241,519		Autoliv, Inc	11,665
300,600		Boeing Co	15,562
1,476		Bombardier, Inc (Class A)	3
387,561		CAE, Inc	1,634
45,673		Delphi Corp	412
15,520,950	e*	Fiat S.p.A.	124,471
214,600		Ford Motor Co	3,142
1,919,000	e	Fuji Heavy Industries Ltd	9,364
33,900		General Dynamics Corp	3,546
406,500		General Motors Corp	16,284
43,400		Genuine Parts Co	1,912
79,300		Honeywell International, Inc	2,808
185,500		Lockheed Martin Corp	10,305
64,831	e	Magna International, Inc (Class A)	5,334
16,308	e	MAN AG.	628
3,118,000	e	Mazda Motor Corp	9,798
967,000		Nissan Motor Co Ltd	10,513
340,000		Northrop Grumman Corp	18,482
8,675	e	Peugeot Citroen S.A.	551
55,188		Textron, Inc	4,073
379,700		Toyota Industries Corp	9,486
1,251,700		Toyota Motor Corp	50,938
239,500		United Technologies Corp	24,752
154,994	e	Volvo AB (B Shs)	6,146

		TOTAL TRANSPORTATION EQUIPMENT	341,809

TRANSPORTATION SERVICES - 0.00%
678		Ship Finance International Ltd	14

		TOTAL TRANSPORTATION SERVICES	14

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account
				MATURITY
SHARES/PRINCIPAL			RATE	DATE	VALUE (000)

TRUCKING AND WAREHOUSING - 0.74%
1,427,000	e	Sumitomo Warehouse Co Ltd			$6,963
804,048		United Parcel Service, Inc (Class B)			68,714
22,000		Yamato Transport Co Ltd			326

		TOTAL TRUCKING AND WAREHOUSING			76,003

WATER TRANSPORTATION - 0.46%
8,048,000		China Shipping Development Co Ltd			7,144
100,364		CP Ships Ltd			1,440
5,090		Frontline Ltd			226
15,270	v*	Golden Ocean Group Ltd			10
1,907,000		Mitsui OSK Lines Ltd			11,445
491,500		Royal Caribbean Cruises Ltd			26,757

		TOTAL WATER TRANSPORTATION			47,022

WHOLESALE TRADE-DURABLE GOODS - 1.18%
1,667,907		Johnson & Johnson			105,779
1,820,000		Sumitomo Corp			15,701

		TOTAL WHOLESALE TRADE-DURABLE GOODS			121,480

WHOLESALE TRADE-NONDURABLE GOODS - 1.21%
28,500		AmerisourceBergen Corp			1,672
746,176		British American Tobacco plc			12,857
1,000,852	e	Celesio AG.			81,407
39,822		Ciba Specialty Chemicals AG. (Regd)			3,029
354,024		Imperial Tobacco Group plc			9,699
200,095		Inditex S.A.			5,902
70,888	e	Loblaw Cos Ltd			4,261
77,600		McKesson Corp			2,441
141,354		Swedish Match AB			1,638
19,609		Weston (George) Ltd			1,796

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			124,702

		TOTAL COMMON STOCKS
		(Cost $8,743,849)			10,104,286

SHORT TERM INVESTMENTS - 7.16%
COMMERCIAL PAPER - 2.37%
$ 23,000,000		American Honda Finance, Corp	2.170	01/10/05	22,986
16,000,000	c,d	Beta Finance, Inc	2.340	02/25/05	15,941
20,000,000	c	BMW US Capital Corp	2.150	01/03/05	19,996
15,000,000	c	Cargill, Inc	2.220	01/06/05	14,994
19,967,000	c	Delaware Funding Corp	2.180	01/12/05	19,952
20,000,000		Deutsche Bank Financial, Inc	2.270	01/03/05	19,996
14,500,000	c,d	Dorada Finance, Inc	2.110	01/21/05	14,483
7,000,000	c,d	Dorada Finance, Inc	2.240	02/17/05	6,978
18,000,000	d	General Electric Capital Corp	2.310	02/09/05	17,953
15,000,000	c	Greyhawk Funding LLC	2.210	01/06/05	14,994
10,000,000	d	Paccar Financial Corp	2.350	03/01/05	9,960
15,000,000	c,d	Proctor & Gamble	2.240	02/01/05	14,969
21,000,000	c	Sigma Finance, Inc	2.530	04/26/05	20,830
10,000,000		UBS Finance, (Delaware), Inc	2.300	01/06/05	9,996
20,000,000	c	United Technologies Corp	2.250	01/20/05	19,975

		TOTAL COMMERCIAL PAPER			244,003

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account
			MATURITY
PRINCIPAL		RATE	DATE	VALUE (000)

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.79%
75,508,000	Federal Home Loan Bank (FHLB)	1.000	01/03/05	$75,494
25,360,000		2.120	01/07/05	25,349
75,000,000		1.950	01/14/05	74,937
50,000,000		2.260	01/19/05	49,942
22,738,000	Federal Home Loan Mortgage Corp (FHLMC)	1.890	01/10/05	22,724
20,000,000		2.230	03/01/05	19,922
40,000,000	Federal National Mortgage Association (FNMA)	1.140	01/03/05	39,993
50,000,000		2.250	01/05/05	49,985
20,000,000		2.270	01/10/05	19,988
10,000,000		2.170	01/18/05	9,989
7,000,000		2.280	01/24/05	6,990
9,665,000		2.230	02/07/05	9,642
29,271,000		2.390	03/16/05	29,128
25,000,000		2.460	04/06/05	24,832
35,000,000		2.450	04/13/05	34,748

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			493,663

	TOTAL SHORT TERM INVESTMENTS (Cost $737,739)			737,666

	TOTAL PORTFOLIO - 105.15%			10,842,181
	(Cost $9,481,767)

	OTHER ASSETS AND LIABILITIES, NET - (5.15%)			(530,905)

	NET ASSETS - 100.00%			$10,311,276

*	Non-income producing
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements
on open futures contracts.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

Open Futures Contracts:

	Number of	Market	Expiration	Unrealized
	Contracts	Value	Date	Gain

S&P 500 Index	1,610	$97,702,850	March 2005	$ 1,493,101

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF INVESTMENTS
MONEY MARKET ACCOUNT
December 31, 2004
				Maturity
Principal			Rate	Date	Value (000)

SHORT TERM INVESTMENTS - 99.87%
CERTIFICATES OF DEPOSIT -13.71%
$50,000,000		Abbey National plc	2.240	02/17/05	$49,986
50,000,000		Abbey National plc	2.260	02/18/05	49,987
40,500,000		American Express Centurion Bank	2.260	01/10/05	40,500
30,000,000		American Express Centurion Bank	2.320	01/12/05	30,000
20,000,000		American Express Centurion Bank	1.870	01/14/05	19,997
50,000,000		Bank of Nova Scotia	2.340	02/25/05	49,984
14,000,000		Barclays Bank plc/NY (Dep Note)	2.290	02/02/05	13,999
50,000,000		Barclays Bank plc/NY (Dep Note)	2.250	02/16/05	49,987
33,000,000		Barclays Bank plc/NY (Dep Note)	2.338	09/29/05	32,987
25,000,000		Canadian Imperial Bank of Commerce	2.190	02/09/05	24,994
33,000,000		Credit Agricole USA, Inc	1.420	04/05/05	32,897
50,000,000		Dexia Bank	2.050	01/25/05	49,991
25,000,000		Dexia Bank	2.340	02/25/05	24,995
47,000,000		First Tennessee Bank NA (Dep Note)	2.270	02/07/05	46,995
50,000,000		Rabobank	2.300	02/14/05	49,992
15,000,000		Rabobank	2.235	02/18/05	14,996
25,000,000		Regions Bank of Alabama (Dep. Note)	1.420	04/12/05	24,917
50,000,000		Royal Bank of Canada	1.960	01/18/05	49,945
50,000,000		Royal Bank of Canada	2.240	02/22/05	49,984
20,000,000		Societe Generale	1.800	01/04/05	19,999
50,000,000		Societe Generale	2.320	02/03/05	50,000
31,000,000		Toronto Dominion Bank	2.270	02/23/05	30,991
10,000,000		Toronto Dominion Bank	2.300	02/23/05	9,998
7,500,000		Toronto Dominion Bank	2.015	03/10/05	7,493
25,000,000		Toronto Dominion Bank	2.400	03/14/05	24,996
20,000,000		Toronto Dominion Bank	0.000	03/28/05	19,879
30,000,000		Wells Fargo	2.040	01/24/05	29,995
29,510,000		Wells Fargo	2.310	01/31/05	29,510

		TOTAL CERTIFICATES OF DEPOSIT			929,994

COMMERCIAL PAPER - 65.26%
50,000,000	c	Abbey National plc	2.270	02/02/05	49,996
13,485,000		ABN Amro North America Finance, Inc	2.260	01/11/05	13,476
24,325,000		ABN Amro North America Finance, Inc	1.950	01/21/05	24,292
2,700,000		ABN Amro North America Finance, Inc	2.280	01/24/05	2,696
16,550,000		ABN Amro North America Finance, Inc	2.200	01/31/05	16,517
25,000,000		ABN Amro North America Finance, Inc	2.300	02/10/05	24,932
11,640,000		American Honda Finance Corp	2.170	01/10/05	11,633
13,197,000		American Honda Finance Corp	2.250	01/18/05	13,182
25,000,000		American Honda Finance Corp	2.280	01/20/05	24,969
25,000,000		American Honda Finance Corp	2.190	01/24/05	24,962
24,200,000		American Honda Finance Corp	2.190	01/25/05	24,161
20,000,000	c	Anheuser-Busch Cos, Inc Anheuser - Busch Co	2.070	02/01/05	19,959
48,000,000	c	Barclays Bank plc/NY (Dep Note)	2.380	02/22/05	47,994
3,200,000	c	Barclays U.S. Funding Corp	2.340	02/25/05	3,176
7,000,000	c	Beta Finance, Inc	2.250	01/11/05	6,995
20,000,000	c	Beta Finance, Inc	1.890	01/14/05	19,982
21,000,000	c	Beta Finance, Inc	1.970	01/21/05	20,972
7,500,000	c	Beta Finance, Inc	2.100	02/01/05	7,485
5,650,000	c	Beta Finance, Inc	2.220	02/03/05	5,637
14,170,000	c	Beta Finance, Inc	2.260	02/16/05	14,126
14,000,000	c	Beta Finance, Inc	2.240	02/18/05	13,953
19,300,000	c	Beta Finance, Inc	2.340	02/25/05	19,225
9,000,000	c	Beta Finance, Inc	2.010	03/14/05	8,956
7,500,000	c	Beta Finance, Inc	2.440	04/29/05	7,438
25,000,000	c	BMW US Capital LLC	2.150	01/03/05	24,996
43,750,000		Canadian Imperial Holdings, Inc	2.350	02/15/05	43,616
25,000,000		Canadian Imperial Holdings, Inc	2.390	02/28/05	24,901
10,000,000		Canadian Wheat Board (The)	2.200	01/24/05	9,985

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				Maturity
Principal			Rate	Date	Value (000)

$ 45,000,000		Canadian Wheat Board (The)	2.250	01/31/05	$44,913
26,080,000		Caterpillar Financial Services Corp	2.070	01/03/05	26,076
4,180,000	c	CC (USA), Inc	2.250	01/11/05	4,177
14,000,000	c	CC (USA), Inc	1.940	01/14/05	13,988
16,500,000	c	CC (USA), Inc	2.010	01/18/05	16,482
6,000,000	c	CC (USA), Inc	2.020	01/20/05	5,992
15,500,000	c	CC (USA), Inc	2.330	02/25/05	15,440
14,070,000	c	CC (USA), Inc	2.330	03/01/05	14,013
30,000,000	c	CC (USA), Inc	2.000	03/10/05	29,861
16,000,000		Ciesco Lp	2.170	01/04/05	15,996
22,000,000		Ciesco Lp	2.030	01/05/05	21,994
30,000,000		Ciesco Lp	2.050	01/06/05	29,989
21,900,000		Ciesco Lp	2.180	01/13/05	21,883
50,000,000		Ciesco Lp	2.180	01/14/05	49,958
10,000,000		Ciesco Lp	2.350	02/16/05	9,969
6,000,000		Citicorp	2.270	01/21/05	5,992
40,000,000		Citicorp	2.310	01/27/05	39,931
20,000,000		Citicorp	2.300	01/28/05	19,964
50,000,000		Citicorp	2.190	02/08/05	49,874
20,000,000		Citicorp	2.340	02/24/05	19,925
20,000,000		Coca-Cola Co/The	2.270	01/20/05	19,975
30,000,000		Coca-Cola Co/The	2.270	01/21/05	29,960
25,000,000		Coca-Cola Co/The	2.270	01/26/05	24,959
25,000,000		Coca-Cola Co/The	2.270	01/27/05	24,957
6,781,000		Coca-Cola Co/The	2.260	01/31/05	6,768
10,000,000	c	Corporate Asset Funding Corp, Inc	2.320	01/03/05	9,998
5,000,000	c	Corporate Asset Funding Corp, Inc	2.200	01/12/05	4,996
39,000,000	c	Corporate Asset Funding Corp, Inc	2.100	01/20/05	38,951
50,000,000	c	Corporate Asset Funding Corp, Inc	2.250	01/25/05	49,922
5,000,000	c	Corporate Asset Funding Corp, Inc	2.280	01/27/05	4,991
41,000,000	c	Corporate Asset Funding Corp, Inc	2.400	03/02/05	40,832
28,000,000	c	Delaware Funding Co LLC	2.180	01/12/05	27,979
27,200,000	c	Delaware Funding Co LLC	2.340	01/24/05	27,158
8,000,000	c	Dorada Finance, Inc	1.960	01/14/05	7,993
14,500,000	c	Dorada Finance, Inc	2.270	02/01/05	14,470
37,850,000	c	Dorada Finance, Inc	2.220	02/02/05	37,770
33,500,000	c	Dorada Finance, Inc	2.120	02/08/05	33,415
17,000,000	c	Dorada Finance, Inc	2.240	02/15/05	16,948
25,000,000	c	Dorada Finance, Inc	2.340	02/25/05	24,989
14,000,000	c	Dorada Finance, Inc	2.340	02/25/05	13,945
9,000,000	c	Edison Asset Securitization, LLC	2.200	01/19/05	8,989
25,000,000	c	Edison Asset Securitization, LLC	2.230	01/25/05	24,960
4,000,000	c	Edison Asset Securitization, LLC	2.290	01/26/05	3,993
10,000,000	c	Edison Asset Securitization, LLC	2.290	02/04/05	9,978
25,000,000	c	Edison Asset Securitization, LLC	1.920	02/07/05	24,939
50,000,000	c	Edison Asset Securitization, LLC	2.220	02/18/05	49,832
27,495,000	c	Edison Asset Securitization, LLC	2.370	03/09/05	27,369
63,000,000		FCAR Owner Trust I	2.200	01/06/05	62,977
25,000,000		FCAR Owner Trust I	1.980	01/10/05	24,985
17,000,000		FCAR Owner Trust I	2.010	02/02/05	16,964
19,000,000		FCAR Owner Trust I	2.300	02/04/05	18,956
5,000,000		FCAR Owner Trust I	2.110	03/15/05	4,975
21,000,000		FCAR Owner Trust I	2.440	03/17/05	20,891
9,640,000	c	Fortune Brands	2.040	01/18/05	9,629
30,000,000	c	Fortune Brands	2.190	01/19/05	29,965
25,490,000	c	Fortune Brands	2.200	01/31/05	25,440
18,650,000	c	Fortune Brands	2.250	02/01/05	18,612
17,215,000	c	Fortune Brands	2.260	02/03/05	17,177
15,980,000	c	Fortune Brands	2.310	02/15/05	15,931
30,000,000		General Electric Capital Corp	2.130	01/11/05	29,979
7,535,000		General Electric Capital Corp	2.270	01/21/05	7,525
53,615,000		General Electric Capital Corp	2.320	02/03/05	53,497
2,675,000		General Electric Capital Corp	2.240	02/14/05	2,667
20,000,000		General Electric Capital Corp	2.450	03/21/05	19,891
25,000,000		Goldman Sachs Group, Lp	2.330	01/03/05	24,995
15,000,000	c	Govco, Inc	1.990	01/10/05	14,991
21,390,000	c	Govco, Inc	2.210	01/12/05	21,374
19,000,000	c	Govco, Inc	2.100	01/13/05	18,985
18,500,000	c	Govco, Inc	2.050	01/19/05	18,478
50,000,000	c	Govco, Inc	2.370	03/07/05	49,778

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				Maturity
Principal			Rate	Date	Value (000)

$ 9,300,000	c	Govco, Inc	2.380	03/08/05	$9,258
17,000,000	c	Govco, Inc	2.420	03/14/05	16,916
25,000,000		Greenwich Capital Holdings, Inc	2.120	01/27/05	24,957
25,000,000		Greenwich Capital Holdings, Inc	2.120	01/28/05	24,954
30,000,000		Greenwich Capital Holdings, Inc	2.100	02/01/05	29,939
25,000,000		Greenwich Capital Holdings, Inc	2.260	02/07/05	24,939
8,000,000		Greenwich Capital Holdings, Inc	2.450	03/22/05	7,956
20,775,000	c	Greyhawk Funding LLC	2.020	01/07/05	20,766
75,300,000	c	Greyhawk Funding LLC	2.290	01/19/05	75,210
35,000,000	c	Greyhawk Funding LLC	2.270	01/27/05	34,940
11,000,000	c	Greyhawk Funding LLC	2.130	02/02/05	10,977
4,650,000	c	Greyhawk Funding LLC	2.360	02/18/05	4,634
1,000,000	c	Greyhawk Funding LLC	2.540	05/17/05	990
15,000,000	c	Harley-Davidson Funding Corp	2.230	01/10/05	14,991
9,000,000	c	Harley-Davidson Funding Corp	2.300	01/20/05	8,989
12,000,000	c	Harley-Davidson Funding Corp	2.250	02/16/05	11,963
1,500,000	c	Harley-Davidson Funding Corp	2.300	02/17/05	1,495
16,500,000	c	Harley-Davidson Funding Corp	2.230	02/22/05	16,442
30,000,000		Household Finance Corp	2.240	01/18/05	29,966
30,000,000		Household Finance Corp	2.260	02/01/05	29,940
40,000,000		Household Finance Corp	2.250	02/03/05	39,911
1,549,000	c	Kitty Hawk Funding Corp	2.160	01/06/05	1,548
24,000,000	c	Kitty Hawk Funding Corp	2.190	01/18/05	23,973
25,049,000	c	Kitty Hawk Funding Corp	2.350	01/25/05	25,008
19,920,000	c	Kitty Hawk Funding Corp	2.340	01/26/05	19,886
49,130,000	c	Kitty Hawk Funding Corp	2.060	01/27/05	49,045
4,827,000	c	Kitty Hawk Funding Corp	2.220	02/07/05	4,815
5,020,000	c	Kitty Hawk Funding Corp	2.380	02/16/05	5,004
20,700,000	c	Kitty Hawk Funding Corp	2.455	03/21/05	20,587
29,000,000	c	Links Finance LLC	2.000	01/07/05	28,988
35,000,000	c	Links Finance LLC	2.240	02/14/05	34,897
5,500,000	c	Links Finance LLC	2.310	02/23/05	5,480
46,570,000	c	Links Finance LLC	2.390	03/08/05	46,360
13,595,000	c	Links Finance LLC	2.410	03/09/05	13,533
20,500,000	c	Links Finance LLC	2.440	03/10/05	20,405
25,200,000		Morgan Stanley Dean Witter	2.340	01/06/05	25,190
30,000,000		Morgan Stanley Dean Witter	2.340	01/26/05	29,949
30,000,000		Morgan Stanley Dean Witter	2.330	01/28/05	29,946
23,400,000		Paccar Financial Corp	1.980	01/12/05	23,383
7,000,000		Paccar Financial Corp	1.910	01/24/05	6,989
6,110,000		Paccar Financial Corp	2.310	02/17/05	6,090
17,135,000		Paccar Financial Corp	2.000	02/23/05	17,073
36,450,000		Paccar Financial Corp	2.350	03/01/05	36,303
16,219,000	c	Park Avenue Receivables Corp	2.260	01/04/05	16,215
8,164,000	c	Park Avenue Receivables Corp	2.260	01/05/05	8,161
25,000,000	c	Park Avenue Receivables Corp	2.190	01/13/05	24,980
15,158,000	c	Park Avenue Receivables Corp	2.230	01/18/05	15,141
10,971,000	c	Park Avenue Receivables Corp	2.240	01/19/05	10,958
18,540,000	c	Park Avenue Receivables Corp	2.280	01/24/05	18,512
21,977,000	c	Park Avenue Receivables Corp	2.350	02/04/05	21,927
17,210,000	c	Preferred Receivables Funding Corp	2.260	01/12/05	17,197
7,471,000	c	Preferred Receivables Funding Corp	2.270	01/13/05	7,465
29,630,000	c	Preferred Receivables Funding Corp	2.210	01/20/05	29,594
34,005,000	c	Preferred Receivables Funding Corp	2.350	01/31/05	33,936
45,417,000	c	Preferred Receivables Funding Corp	2.370	02/17/05	45,270
27,600,000		Private Export Funding Corp	1.800	01/05/05	27,592
15,110,000		Private Export Funding Corp	1.960	01/12/05	15,099
30,000,000		Private Export Funding Corp	1.940	01/20/05	29,962
20,000,000		Private Export Funding Corp	2.100	03/01/05	19,919
2,815,000		Private Export Funding Corp	2.450	04/04/05	2,797
19,925,000		Private Export Funding Corp	2.440	04/12/05	19,783
8,100,000		Private Export Funding Corp	2.500	05/17/05	8,021
12,000,000		Private Export Funding Corp	2.500	05/24/05	11,877
10,000,000	c	Proctor & Gamble	2.290	01/14/05	9,991
31,500,000	c	Proctor & Gamble	2.190	01/24/05	31,453
23,845,000	c	Proctor & Gamble	2.300	01/28/05	23,802
3,500,000	c	Proctor & Gamble	2.340	02/14/05	3,490
13,000,000	c	Proctor & Gamble	2.270	02/22/05	12,954
27,610,000		Rabobank USA Financial Corp	1.990	01/26/05	27,565
36,200,000		Rabobank USA Financial Corp	2.020	01/28/05	36,134

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account
				Maturity
Principal			Rate	Date	Value (000)

$ 3,000,000		Rabobank USA Financial Corp	2.455	03/31/05	$2,982
18,210,000		Rabobank USA Financial Corp	2.420	05/12/05	18,038
21,883,000	c	Ranger Funding Co LLC	2.245	01/05/05	21,876
10,000,000	c	Ranger Funding Co LLC	2.200	01/13/05	9,992
10,029,000	c	Ranger Funding Co LLC	2.250	01/14/05	10,020
50,000,000	c	Ranger Funding Co LLC	2.330	01/18/05	49,942
25,000,000	c	Ranger Funding Co LLC	2.350	01/20/05	24,967
10,000,000	c	Ranger Funding Co LLC	2.340	01/25/05	9,984
1,138,000	c	Ranger Funding Co LLC	2.300	01/31/05	1,136
18,078,000	c	Ranger Funding Co LLC	2.370	03/14/05	17,989
35,970,000	c	Royal Bank of Scotland plc	2.180	01/11/05	35,946
7,779,000	c	Scaldis Capital LLC	2.350	01/18/05	7,770
29,654,000	c	Scaldis Capital LLC	2.460	03/15/05	29,506
15,723,000	c	Scaldis Capital LLC	2.470	03/23/05	15,635
5,857,000	c	Scaldis Capital LLC	2.640	06/14/05	5,786
6,206,000	c	Scaldis Capital LLC	2.680	06/17/05	6,129
12,590,000		Shell Finance (U.K.) plc	2.270	02/01/05	12,565
13,780,000		Shell Finance (U.K.) plc	2.260	02/04/05	13,750
41,200,000	c	Sigma Finance, Inc	2.030	01/13/05	41,167
29,000,000	c	Sigma Finance, Inc	2.070	02/04/05	28,933
44,000,000	c	Sigma Finance, Inc	2.370	02/25/05	43,828
10,000,000	c	Sigma Finance, Inc	2.490	03/29/05	9,940
24,000,000		Societe Generale North America, Inc	2.250	02/01/05	23,951
25,000,000		Societe Generale North America, Inc	2.175	02/09/05	24,935
23,000,000		Societe Generale North America, Inc	2.250	02/22/05	22,919
8,000,000		Societe Generale North America, Inc	2.450	03/28/05	7,952
25,000,000		UBS Finance, (Delaware), Inc	2.250	01/20/05	24,969
25,500,000		UBS Finance, (Delaware), Inc	2.255	01/21/05	25,466
8,000,000		UBS Finance, (Delaware), Inc	2.020	01/31/05	7,984
10,000,000		UBS Finance, (Delaware), Inc	2.240	02/03/05	9,978
17,270,000		UBS Finance, (Delaware), Inc	2.350	02/15/05	17,217
49,000,000		UBS Finance, (Delaware), Inc	2.360	02/24/05	48,815
15,500,000		UBS Finance, (Delaware), Inc	2.295	02/28/05	15,438
25,000,000	c	Variable Funding Capital Corp	2.200	01/19/05	24,971
40,000,000	c	Variable Funding Capital Corp	2.220	01/24/05	39,940
19,241,000	c	Yorktown Capital, LLC	2.230	01/12/05	19,227
10,000,000	c	Yorktown Capital, LLC	2.190	01/13/05	9,992
33,000,000	c	Yorktown Capital, LLC	2.335	01/18/05	32,961
25,000,000	c	Yorktown Capital, LLC	2.350	01/19/05	24,969
10,130,000	c	Yorktown Capital, LLC	2.300	01/21/05	10,116
28,500,000	c	Yorktown Capital, LLC	2.350	02/14/05	28,416
11,000,000	c	Yorktown Capital, LLC	2.370	03/08/05	10,950
5,565,000	c	Yorktown Capital, LLC	2.420	03/14/05	5,538

		TOTAL COMMERCIAL PAPER			4,425,292

MEDIUM TERM NOTES - 2.30%
11,040,000		Harris Trust And Savings Bank	2.340	01/28/05	11,040
20,000,000		SouthTrust Bank	2.549	09/29/05	20,005
20,000,000		JP Morgan Chase & Co	2.610	02/24/05	20,005
25,000,000		CC (USA), Inc	2.150	02/09/05	24,993
30,000,000		American Honda Finance Corp	2.160	05/06/05	29,991
25,000,000		Beta Finance, Inc	1.440	02/15/05	24,971
25,000,000		CC (USA), Inc	1.420	02/10/05	24,973

		TOTAL MEDIUM TERM NOTES			155,978

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 17.14%
495,000		Federal Farm Credit Bank (FFCB)	1.840	02/11/05	494
37,151,000		Federal Home Loan Bank (FHLB)	1.950	01/14/05	37,120
25,960,000		Federal Home Loan Bank (FHLB)	1.975	01/21/05	25,926
27,125,000		Federal Home Loan Bank (FHLB)	2.240	01/26/05	27,081
6,000,000		Federal Home Loan Bank (FHLB)	2.020	02/02/05	5,987
30,000,000		Federal Home Loan Bank (FHLB)	2.070	02/04/05	29,931
6,775,000		Federal Home Loan Bank (FHLB)	2.190	02/16/05	6,754
26,648,000		Federal Home Loan Bank (FHLB)	2.250	02/23/05	26,553
20,000,000		Federal Home Loan Bank (FHLB)	2.260	02/28/05	19,923
1,062,000		Federal Home Loan Bank (FHLB)	1.935	03/11/05	1,057
9,545,000		Federal Home Loan Bank (FHLB)	2.090	03/15/05	9,499
15,470,000		Federal Home Loan Bank (FHLB)	1.200	04/01/05	15,419

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account
			Maturity
Principal		Rate	Date	Value (000)

$ 320,000	Federal Home Loan Bank (FHLB)	2.100	04/01/05	$318
4,766,000	Federal Home Loan Bank (FHLB)	2.290	04/06/05	4,734
8,477,000	Federal Home Loan Bank (FHLB)	2.250	04/15/05	8,415
20,000,000	Federal Home Loan Mortgage Corp (FHLMC)	1.585	01/05/05	19,994
48,445,000	Federal Home Loan Mortgage Corp (FHLMC)	1.890	01/10/05	48,417
22,957,000	Federal Home Loan Mortgage Corp (FHLMC)	1.550	01/11/05	22,942
12,075,000	Federal Home Loan Mortgage Corp (FHLMC)	1.590	01/11/05	12,067
36,675,000	Federal Home Loan Mortgage Corp (FHLMC)	1.875	01/15/05	36,669
19,850,000	Federal Home Loan Mortgage Corp (FHLMC)	2.270	01/31/05	19,811
4,285,000	Federal Home Loan Mortgage Corp (FHLMC)	2.150	02/08/05	4,275
25,000,000	Federal Home Loan Mortgage Corp (FHLMC)	1.270	02/11/05	24,970
4,720,000	Federal Home Loan Mortgage Corp (FHLMC)	2.300	02/15/05	4,706
69,450,000	Federal Home Loan Mortgage Corp (FHLMC)	2.320	02/22/05	69,211
38,538,000	Federal Home Loan Mortgage Corp (FHLMC)	1.870	02/28/05	38,389
8,133,000	Federal Home Loan Mortgage Corp (FHLMC)	2.230	03/01/05	8,101
4,260,000	Federal Home Loan Mortgage Corp (FHLMC)	1.510	03/10/05	4,241
25,000,000	Federal Home Loan Mortgage Corp (FHLMC)	2.410	03/15/05	24,880
3,448,000	Federal Home Loan Mortgage Corp (FHLMC)	2.450	03/31/05	3,427
2,290,000	Federal Home Loan Mortgage Corp (FHLMC)	2.450	04/05/05	2,275
47,464,000	Federal Home Loan Mortgage Corp (FHLMC)	2.490	04/26/05	47,079
16,375,000	Federal Home Loan Mortgage Corp (FHLMC)	2.470	05/24/05	16,205
2,600,000	Federal Home Loan Mortgage Corp (FHLMC)	1.960	05/31/05	2,571
20,000,000	Federal Home Loan Mortgage Corp (FHLMC)	2.650	06/28/05	19,736
13,440,000	Federal Home Loan Mortgage Corp (FHLMC)	2.700	08/08/05	13,213
4,960,000	Federal Home Loan Mortgage Corp (FHLMC)	2.720	08/23/05	4,871
2,422,000	Federal Home Loan Mortgage Corp (FHLMC)	2.720	10/18/05	2,363
27,000,000	Federal National Mortgage Association (FNMA)	1.240	01/07/05	26,989
11,878,000	Federal National Mortgage Association (FNMA)	2.270	01/10/05	11,871
5,250,000	Federal National Mortgage Association (FNMA)	2.180	01/13/05	5,246
16,000,000	Federal National Mortgage Association (FNMA)	2.280	01/24/05	15,978
25,800,000	Federal National Mortgage Association (FNMA)	2.270	01/26/05	25,758
61,693,000	Federal National Mortgage Association (FNMA)	2.270	02/02/05	61,564
2,300,000	Federal National Mortgage Association (FNMA)	2.250	02/04/05	2,295
22,515,000	Federal National Mortgage Association (FNMA)	2.230	02/07/05	22,462
50,000,000	Federal National Mortgage Association (FNMA)	2.240	02/09/05	49,874
36,670,000	Federal National Mortgage Association (FNMA)	2.270	02/14/05	36,561
60,000,000	Federal National Mortgage Association (FNMA)	2.250	02/16/05	59,818
25,455,000	Federal National Mortgage Association (FNMA)	2.320	02/17/05	25,376
6,715,000	Federal National Mortgage Association (FNMA)	2.300	02/23/05	6,691
7,145,000	Federal National Mortgage Association (FNMA)	2.370	03/02/05	7,117
19,952,000	Federal National Mortgage Association (FNMA)	1.540	03/04/05	19,870
20,000,000	Federal National Mortgage Association (FNMA)	2.390	03/16/05	19,903
14,019,000	Federal National Mortgage Association (FNMA)	2.460	04/06/05	13,925
10,577,000	Federal National Mortgage Association (FNMA)	2.450	04/13/05	10,501
29,480,000	Federal National Mortgage Association (FNMA)	2.480	04/29/05	29,234
41,800,000	Federal National Mortgage Association (FNMA)	2.540	05/04/05	41,426
388,000	Federal National Mortgage Association (FNMA)	2.470	05/16/05	384

				1,162,467

VARIABLE NOTES - 1.46%
2,400,000	ABN Amro North America Finance, Inc	2.270	01/10/05	2,398
30,000,000	American Express Credit Corp (Sr Note)	2.370	08/09/05	30,005
25,000,000	Sigma Finance, Inc	2.015	03/10/05	24,998
30,620,000	Wachovia Corp Note	2.840	03/31/05	30,644
11,000,000	American Honda Finance Corp	2.140	04/11/05	11,004

	TOTAL VARIABLE NOTES			99,049

	TOTAL SHORT TERM INVESTMENTS			6,772,780
	(Cost $6,774,377)

	TOTAL PORTFOLIO - 99.87%			6,772,780
	(Cost $6,774,377)
	OTHER ASSETS & LIABILITIES, NET - 0.13%			8,530

	NET ASSETS - 100.00%			$6,781,310

c Commercial Paper issued under the private placement exemption under Section 4(2) of the Securities Act of 1933.

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

COLLEGE RETIREMENT EQUITIES FUND STATEMENT OF INVESTMENTS EQUITY INDEX ACCOUNT December 31, 2004
				MATURITY
PRINCIPAL/SHARES			RATE	DATE	VALUE (000)

CORPORATE BONDS - 0.00%
HEALTH SERVICES - 0.00%
$30,000	f	National Health Investors, Inc	9.000	01/01/06	$125

		TOTAL HEALTH SERVICES			125

		TOTAL CORPORATE BONDS
		(Cost $30)			125

PREFERRED STOCKS - 0.00%
HEALTH SERVICES - 0.00%
4,994	*	Bio-Reference Labs, Inc			87

		TOTAL HEALTH SERVICES			87

		TOTAL PREFERRED STOCKS			87
		(Cost $69)
COMMON STOCKS - 99.65%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
2,319	*	Alico, Inc			136
24,664		Delta & Pine Land Co			673
4,084	*	John B. Sanfilippo & Son			105

		TOTAL AGRICULTURAL PRODUCTION-CROPS			914

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.00%
229		Seaboard Corp			229

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK			229

AMUSEMENT AND RECREATION SERVICES - 0.22%
33,336	e*	Alliance Gaming Corp			460
19,497	*	Argosy Gaming Co			911
26,091	*	Aztar Corp			911
202,102	*	Caesars Entertainment, Inc			4,070
4,078		Churchill Downs, Inc			182
6,566		Dover Downs Gaming & Entertainment, Inc			86
10,103		Dover Motorsport, Inc			58
23,067	*	Gaylord Entertainment Co			958
73,618		Harrah's Entertainment, Inc			4,924
24,127		International Speedway Corp (Class A)			1,274
9,907	*	Isle of Capri Casinos, Inc			254
9,936	*	Lakes Entertainment, Inc			162
8,300	*	Life Time Fitness, Inc			215
26,149	*	Magna Entertainment (Class A)			157
14,684	*	MTR Gaming Group, Inc			155
15,334	e*	Multimedia Games, Inc			242
4,837	*	Nevada Gold & Casinos, Inc			59
23,250	*	Penn National Gaming, Inc			1,408
61,341	*	Six Flags, Inc			329
9,500		Speedway Motorsports, Inc			372
27,478		Station Casinos, Inc			1,502
12,190	e*	Sunterra Corp			171
14,426	e*	WMS Industries, Inc			484
8,652		World Wrestling Federation Entertainment, Inc			105

		TOTAL AMUSEMENT AND RECREATION SERVICES			19,449

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

APPAREL AND ACCESSORY STORES - 0.61%
61,836		Abercrombie & Fitch Co (Class A)	$2,903
35,932	*	Aeropostale, Inc	1,057
34,651		American Eagle Outfitters, Inc	1,632
44,365	*	AnnTaylor Stores Corp	955
7,384		Bebe Stores, Inc	199
4,896		Buckle, Inc	144
12,020		Burlington Coat Factory Warehouse Corp	273
6,195	*	Cache, Inc	112
4,265	*	Carter's, Inc	145
19,783	e*	Casual Male Retail Group, Inc	108
12,800		Cato Corp (Class A)	369
7,344	*	Charlotte Russe Holding, Inc	74
88,275	*	Charming Shoppes, Inc	827
62,492	*	Chico's FAS, Inc	2,845
10,978	*	Children's Place Retail Stores, Inc	407
24,359		Christopher & Banks Corp	449
57,638		Claire's Stores, Inc	1,225
2,900		Deb Shops, Inc	73
14,600	*	Dress Barn, Inc	257
37,330		Finish Line, Inc (Class A)	683
102,945		Foot Locker, Inc	2,772
414,910	e	Gap, Inc	8,763
14,271	*	Genesco, Inc	444
12,238		Goody's Family Clothing, Inc	112
36,388	*	Gymboree Corp	466
42,568	*	Hot Topic, Inc	732
12,233	*	Jo-Ann Stores, Inc	337
14,630	e*	JOS A. Bank Clothiers, Inc	414
261,029		Limited Brands, Inc	6,009
70,672		Nordstrom, Inc	3,303
5,734		Oshkosh B'gosh, Inc (Class A)	123
49,699	*	Pacific Sunwear of California, Inc	1,106
54,478	*	Payless Shoesource, Inc	670
102,448		Ross Stores, Inc	2,958
5,056	*	Shoe Carnival, Inc	66
17,248	*	Stage Stores, Inc	716
15,617		Talbots, Inc	425
338,833		TJX Cos, Inc	8,515
22,498	*	Too, Inc	550
32,744	*	Urban Outfitters, Inc	1,454

		TOTAL APPAREL AND ACCESSORY STORES	54,672

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
24,838	*	Collins & Aikman Corp	108
13,500	*	Columbia Sportswear Co	805
16,228	e*	DHB Industries, Inc	309
15,658	*	Guess?, Inc	197
14,824	*	Hartmarx Corp	115
82,889		Jones Apparel Group, Inc	3,031
24,598		Kellwood Co	849
72,846		Liz Claiborne, Inc	3,075
8,598		Oxford Industries, Inc	355
16,170		Phillips-Van Heusen Corp	437
27,979		Polo Ralph Lauren Corp	1,192
36,082	*	Quiksilver, Inc	1,075
55,619		VF Corp	3,080
34,359	*	Warnaco Group, Inc	742

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	15,370

AUTO REPAIR, SERVICES AND PARKING - 0.04%
6,029	*	Amerco, Inc	277
11,986		Central Parking Corp	182

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

16,357	*	Dollar Thrifty Automotive Group, Inc	$494
15,161	*	Exide Technologies	209
10,010	*	Midas, Inc	200
6,088	*	Monro Muffler Brake, Inc	154
42,749		Ryder System, Inc	2,042

		TOTAL AUTO REPAIR, SERVICES AND PARKING	3,558

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
48,071	*	Advance Auto Parts	2,100
3,642	*	America's Car Mart, Inc	138
7,927	*	Asbury Automotive Group, Inc	109
116,205	*	Autonation, Inc	2,232
40,391	*	Autozone, Inc	3,688
68,572	e*	Carmax, Inc	2,129
44,653	*	Copart, Inc	1,175
30,156	*	CSK Auto Corp	505
16,220	*	Group 1 Automotive, Inc	511
9,249		Lithia Motors, Inc (Class A)	248
7,544	*	MarineMax, Inc	225
36,924	*	O'Reilly Automotive, Inc	1,663
3,780	*	Rush Enterprises, Inc	65
22,844		Sonic Automotive, Inc	567
12,416		United Auto Group, Inc	367
8,587	*	West Marine, Inc	213

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	15,935

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.15%
9,632		Building Materials Holding Corp	369
10,926	*	Central Garden & Pet Co	456
43,318		Fastenal Co	2,667
23,890	b,e*	USG Corp	962
21,645		Lafarge North America, Inc	1,111
71,216	*	Owens-Illinois, Inc	1,613
1,527,402		Home Depot, Inc	65,281
536,991		Lowe's Cos	30,925

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	103,384

BUSINESS SERVICES - 6.88%
22,131	*	@Road, Inc	153
14,084	*	24/7 Real Media, Inc	61
254,240	*	3Com Corp	1,060
24,583		Aaron Rents, Inc	615
24,586		ABM Industries, Inc	485
27,360	*	ActivCard Corp	244
87,547	*	Activision, Inc	1,767
33,531	*	Actuate Corp	86
49,025		Acxiom Corp	1,289
22,723	*	Administaff, Inc	287
161,512		Adobe Systems, Inc	10,133
20,832	*	Advent Software, Inc	427
19,800		Advo, Inc	706
84,411	*	Affiliated Computer Services, Inc (Class A)	5,081
33,812	*	Agile Software Corp	276
69,182	*	Akamai Technologies, Inc	901
29,166	*	Alliance Data Systems Corp	1,385
13,473	*	Altiris, Inc	477
11,399	*	AMN Healthcare Services, Inc	181
4,645	*	Ansoft Corp	94
19,916	*	Ansys, Inc	639
17,474	*	Anteon International Corp	731
30,773	*	Aquantive, Inc	275
22,748	*	Arbitron, Inc	891
38,767	*	Ariba, Inc	644
24,007	*	Armor Holdings, Inc	1,129
52,500	*	Ascential Software Corp	856

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

22,878	*	Asiainfo Holdings, Inc	$136
41,084	e*	Ask Jeeves, Inc	1,099
30,600	*	Aspect Communications Corp	341
33,163	*	Aspen Technology, Inc	206
5,092	*	Asset Acceptance Capital Corp	108
5,156	*	Atari, Inc	15
26,919	*	Autobytel, Inc	163
162,173		Autodesk, Inc	6,154
404,493		Automatic Data Processing, Inc	17,939
244,376	*	BEA Systems, Inc	2,165
78,803	*	Bisys Group, Inc	1,296
4,500	*	Blackboard, Inc	67
9,011	*	Blue Coat Systems, Inc	168
155,103	*	BMC Software, Inc	2,885
52,351	*	Borland Software Corp	611
11,900		Brady Corp (Class A)	745
36,792		Brink's Co	1,454
170,937	*	Brocade Communications Systems, Inc	1,306
19,029	*	CACI International, Inc (Class A)	1,296
178,396	e*	Cadence Design Systems, Inc	2,464
20,828	*	Captaris, Inc	107
13,113	*	Carreker Corp	113
33,798		Catalina Marketing Corp	1,001
4,633	*	CCC Information Services Group, Inc	103
7,981		CDI Corp	171
690,237		Cendant Corp	16,138
109,457	*	Ceridian Corp	2,001
18,797	e*	Cerner Corp	999
41,499		Certegy, Inc	1,474
53,711	*	Checkfree Corp	2,045
63,007	*	ChoicePoint, Inc	2,898
46,459	*	Chordiant Software, Inc	106
33,000	*	Ciber, Inc	318
119,515	*	Citrix Systems, Inc	2,932
244,281	*	CMGI, Inc	623
82,662	*	CNET Networks, Inc	928
12,900	*	Cogent, Inc	426
85,948	*	Cognizant Technology Solutions Corp	3,638
315,902		Computer Associates International, Inc	9,812
4,012		Computer Programs & Systems, Inc	93
127,493	*	Computer Sciences Corp	7,187
250,835	*	Compuware Corp	1,623
11,530	*	Concord Communications, Inc	128
16,965	*	Concur Technologies, Inc	151
98,532	*	Convergys Corp	1,477
21,029	*	Corillian Corp	103
10,398	*	CoStar Group, Inc	480
13,004	*	Covansys Corp	199
35,280	*	CSG Systems International, Inc	660
9,005	*	Cyberguard Corp	57
17,707	*	Cybersource Corp	127
35,076		Deluxe Corp	1,309
23,401	*	Dendrite International, Inc	454
8,223	*	Digimarc Corp	77
22,736	*	Digital Insight Corp	418
25,562	*	Digital River, Inc	1,064
78,381	*	DoubleClick, Inc	610
50,977	*	DST Systems, Inc	2,657
49,481	*	Dun & Bradstreet Corp	2,952
49,239	*	E.piphany, Inc	238
89,790	*	Earthlink, Inc	1,034
18,386	*	Echelon Corp	155
23,652	*	Eclipsys Corp	483
10,302	*	eCollege.com, Inc	117
8,103	e*	Education Lending Group, Inc	126
31,021	*	eFunds Corp	745
11,677		Electro Rent Corp	166
202,291	*	Electronic Arts, Inc	12,477
346,964		Electronic Data Systems Corp	8,015
13,753	*	Embarcadero Technologies, Inc	129

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

136,198	*	Enterasys Networks, Inc	$245
41,212	*	Entrust, Inc	156
26,891	*	Epicor Software Corp	379
8,841	*	EPIQ Systems, Inc	129
93,668		Equifax, Inc	2,632
7,792	*	Equinix, Inc	333
15,409	*	eSpeed, Inc (Class A)	191
89,895	*	Extreme Networks, Inc	589
22,340	*	F5 Networks, Inc	1,088
13,201		Factset Research Systems, Inc	771
45,737		Fair Isaac Corp	1,678
32,743	*	Filenet Corp	843
28,003	e*	FindWhat.com	496
2,000	*	First Advantage Corp	41
598,914		First Data Corp	25,478
133,380	*	Fiserv, Inc	5,361
28,161	*	Getty Images, Inc	1,939
15,357		Gevity HR, Inc	316
14,200	e*	Google, Inc (Class A)	2,742
3,271	e*	Greg Manning Auctions, Inc	40
616		Grey Global Group, Inc	678
12,541	*	GSI Commerce, Inc	223
77,818		GTECH Holdings Corp	2,019
31,752	*	Harris Interactive, Inc	251
9,634		Healthcare Services Group	201
10,900	*	Heidrick & Struggles International, Inc	374
49,163		Henry (Jack) & Associates, Inc	979
73,633	*	Homestore, Inc	223
6,454	*	Hudson Highland Group, Inc	186
26,320	*	Hyperion Solutions Corp	1,227
1,650	*	IAC/InterActiveCorp Wts 02/04/09	49
13,440	*	IDX Systems Corp	463
12,987	*	iGate Corp	53
23,575		Imation Corp	750
158,389		IMS Health, Inc	3,676
10,169	e*	Infocrossing, Inc	172
55,579	*	Informatica Corp	451
20,686	e*	Infospace, Inc	984
20,612	*	infoUSA, Inc	231
8,622	*	Innovative Solutions & Support, Inc	288
23,142	*	Interactive Data Corp	503
10,277	e*	Interchange Corp	186
29,403	*	Intergraph Corp	792
24,676	*	Internet Capital Group, Inc	222
26,357	*	Internet Security Systems, Inc	613
291,088	*	Interpublic Group of Cos, Inc	3,901
4,587	*	Intersections, Inc	79
5,555	*	Intervideo, Inc	73
26,296	*	Interwoven, Inc	286
11,196	*	Intrado, Inc	135
119,091	*	Intuit, Inc	5,241
28,643	*	Ipass, Inc	212
6,801	*	iPayment, Inc	337
71,854	*	Iron Mountain, Inc	2,191
4,363	*	IVAX Diagnostics, Inc	19
24,846	*	iVillage, Inc	154
10,500	*	Jamdat Mobile, Inc	217
18,698	*	JDA Software Group, Inc	255
359,255	*	Juniper Networks, Inc	9,768
12,735	*	Jupitermedia Corp	303
34,016	*	Keane, Inc	500
11,143		Kelly Services, Inc (Class A)	336
12,200	*	Keynote Systems, Inc	170
16,544	*	Kforce, Inc	184
40,212	e*	KFX ,Inc	584
18,926	*	Kinetic Concepts, Inc	1,444
3,858	*	Kintera, Inc	35
21,800	*	Korn/Ferry International	452
20,129	*	Kronos, Inc	1,029
33,822	*	Labor Ready, Inc	572

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

59,289	*	Lamar Advertising Co	$2,536
36,033	*	Lawson Software, Inc	248
30,197	*	Lionbridge Technologies	203
61,886	*	Looksmart Ltd	136
51,340	*	Macromedia, Inc	1,598
31,963	*	Macrovision Corp	822
15,957	*	Magma Design Automation, Inc	200
19,563	*	Manhattan Associates, Inc	467
59,025		Manpower, Inc	2,851
10,910	*	Mantech International Corp (Class A)	259
46,024	*	Manugistics Group, Inc	132
15,415	*	MAPICS, Inc	163
13,097	*	Mapinfo Corp	157
2,662	e*	Marchex, Inc	56
6,760	*	MarketWatch, Inc	122
3,847	*	Marlin Business Services, Inc	73
31,524	*	Matrixone, Inc	206
109,547	e*	McAfee, Inc	3,169
5,014		McGrath RentCorp	219
7,090	*	Medical Staffing Network Holdings, Inc	58
53,708	*	Mentor Graphics Corp	821
60,470	e*	Mercury Interactive Corp	2,754
50,746	*	Micromuse, Inc	282
6,262,061		Microsoft Corp	167,260
10,074	*	MicroStrategy, Inc	607
39,952	e*	Midway Games, Inc	419
64,497	e*	Mindspeed Technologies, Inc	179
58,713		MoneyGram International, Inc	1,241
66,217	*	Monster Worldwide, Inc	2,228
79,337	*	MPS Group, Inc	973
12,659	*	MRO Software, Inc	165
17,744	*	MSC.Software Corp	186
34,705		National Instruments Corp	946
26,300	*	NAVTEQ Corp	1,219
17,527	*	NCO Group, Inc	453
12,200	*	NCP Litigation Trust	0
64,802	*	NCR Corp	4,486
23,347		NDCHealth Corp	434
5,618	e*	Neoforma, Inc	43
36,976	*	NETIQ Corp	451
7,961	*	Netratings, Inc	153
15,388	*	Netscout Systems, Inc	107
16,401	*	Network Equipment Technologies, Inc	161
20,183	*	NIC, Inc	103
252,442	*	Novell, Inc	1,704
130,513		Omnicom Group, Inc	11,005
7,714	*	Open Solutions, Inc	200
7,639	*	Opnet Technologies, Inc	64
33,549	*	Opsware, Inc	246
2,573,426	*	Oracle Corp	35,307
30,472	*	Packeteer, Inc	440
9,863	e*	PalmSource, Inc	126
173,786	*	Parametric Technology Corp	1,024
13,746	*	PC-Tel, Inc	109
10,562	*	PDF Solutions, Inc	170
5,466	*	PDI, Inc	122
7,479	*	PEC Solutions, Inc	106
15,823	*	Pegasus Solutions, Inc	199
7,322	*	Pegasystems, Inc	62
48,980	*	Perot Systems Corp (Class A)	785
15,887	*	Pixar	1,360
14,902	*	PLATO Learning, Inc	111
20,904	*	Portal Software, Inc	55
7,824	*	Portfolio Recovery Associates, Inc	323
10,100	*	ProcureNet, Inc	2
20,055	*	Progress Software Corp	468
3,888	*	Proxymed, Inc	38
8,302		QAD, Inc	74
2,161	*	Quality Systems, Inc	129
32,233	*	Quest Software, Inc	514

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

15,590	*	R.H. Donnelley Corp	$921
12,390	*	Radisys Corp	242
72,922	*	RealNetworks, Inc	483
118,326	*	Red Hat, Inc	1,580
29,008	e*	Redback Networks, Inc	155
5,893		Renaissance Learning, Inc	109
47,103	*	Rent-A-Center, Inc	1,248
17,000	*	Rent-Way, Inc	136
36,163	*	Retek, Inc	222
15,376	*	Rewards Network, Inc	108
44,118		Reynolds & Reynolds Co (Class A)	1,170
97,221		Robert Half International, Inc	2,861
12,262		Rollins, Inc	323
48,634	*	RSA Security, Inc	976
47,690	*	S1 Corp	432
15,405	*	SafeNet, Inc	566
10,900	e*	Salesforce.com, Inc	185
50,825	*	Sapient Corp	402
53,718	*	Scansoft, Inc	225
29,070	*	Secure Computing Corp	290
32,160	*	Seebeyond Technology Corp	115
16,272	e*	Serena Software, Inc	352
3,257	*	SI International, Inc	100
281,739	*	Siebel Systems, Inc	2,958
37,761	*	Sitel Corp	93
3,036	e*	SoftBrands, Inc	7
14,310	*	Sohu.com, Inc	253
38,536	*	SonicWALL, Inc	244
29,603	*	Sotheby's Holdings, Inc (Class A)	538
12,741	*	Source Interlink Cos, Inc	169
39,138	*	Spherion Corp	329
9,177	*	SPSS, Inc	144
8,439	*	SRA International, Inc (Class A)	542
8,805		SS&C Technologies, Inc	182
7,046		Startek, Inc	200
13,149	*	Stellent, Inc	116
5,949	e*	Stratasys, Inc	200
2,239,396	*	Sun Microsystems, Inc	12,048
198,337	*	SunGard Data Systems, Inc	5,619
23,524	*	SupportSoft, Inc	157
62,826	*	Sybase, Inc	1,253
15,600	*	Sykes Enterprises, Inc	108
422,432	*	Symantec Corp	10,882
4,247	*	SYNNEX Corp	102
115,374	*	Synopsys, Inc	2,264
4,749		Syntel, Inc	83
28,915	e*	Take-Two Interactive Software, Inc	1,006
8,672		Talx Corp	224
24,393	*	TeleTech Holdings, Inc	236
24,875	*	THQ, Inc	571
137,632	*	TIBCO Software, Inc	1,836
10,755	*	Tier Technologies, Inc (Class B)	99
2,121	e*	TippingPoint Technologies, Inc	99
55,379	*	Titan Corp	897
2,880	*	TNS, Inc	63
24,631		Total System Services, Inc	599
12,167	*	TradeStation Group, Inc	85
23,932	*	Transaction Systems Architects, Inc (Class A)	475
1,800	e*	Travelzoo, Inc	172
20,320	*	Trizetto Group, Inc	193
30,912	*	Tumbleweed Communications Corp	103
26,379	*	Tyler Technologies, Inc	221
9,912	*	Ultimate Software Group, Inc	126
226,795	*	Unisys Corp	2,309
34,514	*	United Online, Inc	398
35,516	f*	United Rentals, Inc	671
11,228	*	Universal Compression Holdings, Inc	392
51,259	*	Valueclick, Inc	683
7,576	*	Verint Systems, Inc	275
172,107	*	VeriSign, Inc	5,769

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

292,965	*	Veritas Software Corp	$8,364
19,298	*	Verity, Inc	253
5	*	Versata, Inc	0
4,600	*	Vertrue, Inc	174
14,678		Viad Corp	418
187,156	*	Vignette Corp	260
5,200	*	Volt Information Sciences, Inc	153
21,673	*	WatchGuard Technologies, Inc	96
19,527	*	WebEx Communications, Inc	464
205,127	e*	WebMD Corp	1,674
38,958	*	webMethods, Inc	281
14,870	*	Websense, Inc	754
54,172	*	Westwood One, Inc	1,459
47,480	*	Wind River Systems, Inc	643
16,209	*	Witness Systems, Inc	283
781,733	*	Yahoo!, Inc	29,456
13,515	e*	Zix Corp	70

		TOTAL BUSINESS SERVICES	620,638

CHEMICALS AND ALLIED PRODUCTS - 10.00%
1,065,219		Abbott Laboratories	49,692
58,230	e*	Abgenix, Inc	602
11,254	*	Able Laboratories, Inc	256
10,343		Aceto Corp	197
24,756	*	Adolor Corp	246
6,121	*	Advancis Pharmaceutical Corp	23
155,023		Air Products & Chemicals, Inc	8,987
17,349	*	Albany Molecular Research, Inc	193
21,116		Albemarle Corp	817
46,570		Alberto-Culver Co	2,262
17,434	*	Alexion Pharmaceuticals, Inc	439
58,110	*	Alkermes, Inc	819
90,517		Allergan, Inc	7,338
25,287		Alpharma, Inc (Class A)	429
12,396	e*	American Pharmaceutical Partners, Inc	464
3,242	e	American Vanguard Corp	119
882,790	*	Amgen, Inc	56,631
61,775	*	Amylin Pharmaceuticals, Inc	1,443
47,546	*	Andrx Corp	1,038
15,085	e	Arch Chemicals, Inc	434
15,478	*	Array Biopharma, Inc	147
27,606	e*	Atherogenics, Inc	650
48,708	*	Avant Immunotherapeutics, Inc	98
77,806		Avery Dennison Corp	4,666
324,022		Avon Products, Inc	12,540
62,834	*	Barr Pharmaceuticals, Inc	2,861
4,237	*	Barrier Therapeutics, Inc	70
10,191	*	Benthley Pharmaceuticals, Inc	110
10,600	*	BioCryst Pharmaceuticals, Inc	61
12,572	*	Bioenvision, Inc	113
231,050	*	Biogen Idec, Inc	15,390
41,452	*	BioMarin Pharmaceutical, Inc	265
8,396	e*	Biosite, Inc	517
10,137	*	Bone Care International, Inc	282
8,766	e*	Bradley Pharmaceuticals, Inc	170
1,328,706		Bristol-Myers Squibb Co	34,041
40,985		Cabot Corp	1,585
21,400		Calgon Carbon Corp	194
16,927		Cambrex Corp	459
10,712	e*	CancerVax Corp	116
5,883	*	Caraco Pharmaceutical Laboratories Ltd	56
28,958	e*	Cell Genesys, Inc	235
64,537	e*	Cell Therapeutics, Inc	525
36,365	*	Cephalon, Inc	1,850
39,423	*	Charles River Laboratories International, Inc	1,814
10,846	*	Chattem, Inc	359
78,428	*	Chiron Corp	2,614
39,915		Church & Dwight Co, Inc	1,342
104,252		Clorox Co	6,144

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

364,546		Colgate-Palmolive Co	$18,650
20,700	*	Connetics Corp	503
2,918	*	Corcept Therapeutics, Inc	18
3,991	*	Corgentech, Inc	33
36,100	e*	Corixa Corp	131
74,757		Crompton Corp	882
30,772	*	Cubist Pharmaceuticals, Inc	364
26,872	*	Curis, Inc	140
19,040	*	Cypress Bioscience, Inc	268
25,661		Cytec Industries, Inc	1,319
10,054	e*	Cytogen Corp	116
4,901	*	Cytokinetics, Inc	50
27,683	*	Dade Behring Holdings, Inc	1,550
3,174	*	DEL Laboratories, Inc	110
42,749	e*	Dendreon Corp	461
14,675		Diagnostic Products Corp	808
9,093	*	Digene Corp	238
30,302	*	Discovery Laboratories, Inc	240
8,786	e*	Dov Pharmaceutical, Inc	159
638,812		Dow Chemical Co	31,628
684,452		Du Pont (E.I.) de Nemours & Co	33,572
19,885	e*	Durect Corp	65
9,709	*	Dusa Pharmaceuticals, Inc	139
4,041	*	Dynavax Technologies Corp	32
51,444		Eastman Chemical Co	2,970
123,991		Ecolab, Inc	4,356
14,351	*	Elizabeth Arden, Inc	341
39,226	*	Encysive Pharmaceuticals, Inc	390
28,467	*	Enzon, Inc	391
18,191	*	Eon Labs, Inc	491
14,772	*	EPIX Pharmaceuticals, Inc	265
71,051		Estee Lauder Cos (Class A)	3,252
4,423	*	Eyetech Pharmaceuticals, Inc	201
26,673		Ferro Corp	619
17,014	*	First Horizon Pharmaceutical	389
23,574	*	FMC Corp	1,139
250,343	*	Forest Laboratories, Inc	11,230
33,993	e*	Genaera Corp	116
57,046	e*	Genelabs Technologies	68
304,906	*	Genentech, Inc	16,599
39,319	e*	Genta, Inc	69
165,848	*	Genzyme Corp	9,631
18,457		Georgia Gulf Corp	919
29,239	e*	Geron Corp	233
291,288	*	Gilead Sciences, Inc	10,192
686,035		Gillette Co	30,721
32,812		Great Lakes Chemical Corp	935
3,519	*	GTx, Inc	47
28,102	e*	Guilford Pharmaceuticals, Inc	139
19,043		H.B. Fuller Co	543
8,921	e*	Hollis-Eden Pharmaceuticals	84
103,653	*	Hospira, Inc	3,472
85,351	*	Human Genome Sciences, Inc	1,026
34,760	*	ICOS Corp	983
24,513	*	Idexx Laboratories, Inc	1,338
44,038	*	ImClone Systems, Inc	2,029
28,972	*	Immucor, Inc	681
27,300	*	Immunogen, Inc	241
27,822	e*	Immunomedics, Inc	85
31,525	*	Impax Laboratories, Inc	501
33,313	e*	Indevus Pharmaceuticals, Inc	199
31,557	*	Inkine Pharmaceutical Co	171
24,514	*	Inspire Pharmaceuticals, Inc	411
3,281	e	Inter Parfums, Inc	52
18,604	*	InterMune, Inc	247
55,180		International Flavors & Fragrances, Inc	2,364
8,702	e*	Inverness Medical Innovations, Inc	218
37,608	*	Invitrogen Corp	2,525
33,602	*	Isis Pharmaceuticals, Inc	198
19,436	e*	Isolagen, Inc	153

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

123,307	*	IVAX Corp	$1,951
160,061	*	King Pharmaceuticals, Inc	1,985
12,193	*	Kos Pharmaceuticals, Inc	459
2,593		Kronos Worldwide, Inc	106
23,144	e*	KV Pharmaceutical Co (Class A)	510
4,119	*	Lannett Co, Inc	41
47,891	*	Ligand Pharmaceuticals, Inc (Class B)	557
665,116		Lilly (Eli) & Co	37,745
23,300		MacDermid, Inc	841
9,202	e	Mannatech, Inc	175
4,900	e*	MannKind Corp	77
4,648	e*	Marshall Edwards, Inc	42
16,986	*	Martek Biosciences Corp	870
57,387	e*	Medarex, Inc	619
30,920	*	Medicines Co	890
36,347		Medicis Pharmaceutical Corp (Class A)	1,276
168,132	*	MedImmune, Inc	4,558
1,519,766		Merck & Co, Inc	48,845
46,516	*	MGI Pharma, Inc	1,303
200,871	*	Millennium Pharmaceuticals, Inc	2,435
14,800		Minerals Technologies, Inc	987
75,083	*	Mosaic Co	1,225
181,192	e	Mylan Laboratories, Inc	3,203
9,046	e*	Myogen, Inc	73
37,100	*	Nabi Biopharmaceuticals	544
32,200	*	Nalco Holding Co	629
6,421		Nature's Sunshine Products, Inc	131
35,347	*	NBTY, Inc	849
54,157	*	Nektar Therapeutics	1,096
13,600	*	Neose Technologies, Inc	91
23,563	e*	Neurocrine Biosciences, Inc	1,162
16,190	*	Neurogen Corp	152
9,259	*	NewMarket Corp	184
10,788	e*	NitroMed, Inc	288
4,943	*	NL Industries, Inc	109
12,331	e*	Northfield Laboratories, Inc	278
15,161	*	Noven Pharmaceuticals, Inc	259
24,135	e*	NPS Pharmaceuticals, Inc	441
5,105	*	Nutraceutical International Corp	79
18,360	*	Nuvelo, Inc	181
8,064		Octel Corp	168
45,537		Olin Corp	1,003
21,450	*	OM Group, Inc	695
26,300	*	Omnova Solutions, Inc	148
30,672	*	Onyx Pharmaceuticals, Inc	993
25,337	*	OraSure Technologies, Inc	170
33,515	*	OSI Pharmaceuticals, Inc	2,509
16,715	*	Pain Therapeutics, Inc	121
34,854	*	Palatin Technologies, Inc	93
23,128	*	Par Pharmaceutical Cos, Inc	957
10,763	*	Penwest Pharmaceuticals Co	129
81,504	e*	Peregrine Pharmaceuticals, Inc	95
6,064	e*	PetMed Express, Inc	46
5,210,585		Pfizer, Inc	140,113
12,713	*	Pharmacyclics, Inc	133
9,670	*	Pharmion Corp	408
17,025		PolyMedica Corp	635
82,277	*	PolyOne Corp	745
15,548	*	Pozen, Inc	113
116,670		PPG Industries, Inc	7,952
33,911	*	Praecis Pharmaceuticals, Inc	64
221,102		Praxair, Inc	9,762
1,759,988		Procter & Gamble Co	96,940
7,626	*	Progenics Pharmaceuticals	131
61,596	*	Protein Design Labs, Inc	1,273
5,255		Quaker Chemical Corp	131
20,485	*	Quidel Corp	104
3,869	*	Renovis, Inc	56
94,597	*	Revlon, Inc (Class A)	218
110,464		Rohm & Haas Co	4,886

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

76,437		RPM International, Inc	$1,503
23,338	*	Salix Pharmaceuticals Ltd	411
4,496	*	Santarus, Inc	41
1,006,184		Schering-Plough Corp	21,009
28,427	*	Sciclone Pharmaceuticals, Inc	105
17,183	*	Scotts Co (Class A)	1,263
70,984	*	Sepracor, Inc	4,214
24,785	*	Serologicals Corp	548
82,020		Sherwin-Williams Co	3,661
47,395		Sigma-Aldrich Corp	2,866
3,400		Stepan Co	83
36,010	e*	SuperGen, Inc	254
9,300	e*	SurModics, Inc	302
15,482	e*	Tanox, Inc	235
3,686	e*	Tercica, Inc	37
25,291	e*	Terra Industries, Inc	225
18,207	*	Third Wave Technologies, Inc	157
5,800	*	UAP Holding Corp	100
12,249	e*	United Therapeutics Corp	553
6,813	e*	USANA Health Sciences, Inc	233
54,544		USEC, Inc	529
54,315		Valeant Pharmaceuticals International	1,431
38,515		Valspar Corp	1,926
40,654	*	VCA Antech, Inc	797
51,974	*	Vertex Pharmaceuticals, Inc	549
42,162	*	Vicuron Pharmaceuticals, Inc	734
35,880	e*	Vion Pharmaceuticals, Inc	168
77,950	*	Watson Pharmaceuticals, Inc	2,558
20,883		Wellman, Inc	223
19,220		West Pharmaceutical Services, Inc	481
9,000		Westlake Chemical Corp	301
52,070	b*	WR Grace & Co	709
909,685		Wyeth	38,743
29,389	*	Zila, Inc	126
12,579	*	Zymogenetics, Inc	289

		TOTAL CHEMICALS AND ALLIED PRODUCTS	901,804

COAL MINING - 0.10%
42,214		Arch Coal, Inc	1,500
59,451		Consol Energy, Inc	2,440
50,193		Massey Energy Co	1,754
42,164	e	Peabody Energy Corp	3,411

		TOTAL COAL MINING	9,105

COMMUNICATIONS - 4.90%
7,660	*	AirGate PCS, Inc	273
19,950	*	Airspan Networks, Inc	108
48,625	e*	Alamosa Holdings, Inc	606
6,373		Alaska Communications Systems Group, Inc	55
212,059		Alltel Corp	12,461
141,952	*	American Tower Corp (Class A)	2,612
546,710		AT&T Corp	10,420
272,146	*	Avaya, Inc	4,681
3,494	*	Beasley Broadcast Group, Inc (Class A)	61
1,253,191		BellSouth Corp	34,826
11,878	*	Boston Communications Group	110
121,290	*	Cablevision Systems Corp (Class A)	3,020
8,700	*	Centennial Communications Corp	69
95,054		CenturyTel, Inc	3,372
174,593	e*	Charter Communications, Inc (Class A)	391
157,873	*	Cincinnati Bell, Inc	655
35,051	e*	Citadel Broadcasting Corp	567
334,687		Clear Channel Communications, Inc	11,209
988,329	e*	Comcast Corp (Class A)	32,892
483,829	*	Comcast Corp (Special Class A)	15,889
14,181	*	Commonwealth Telephone Enterprises, Inc	704
24,768	*	Cox Radio, Inc (Class A)	408

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

139,316	*	Crown Castle International Corp	$2,318
13,062	*	Crown Media Holdings, Inc (Class A)	112
12,239		CT Communications, Inc	151
31,931	*	Cumulus Media, Inc (Class A)	482
8,278		D&E Communications, Inc	100
441,217	*	DIRECTV Group, Inc	7,386
71,368	*	Dobson Communications Corp (Class A)	123
151,055		EchoStar Communications Corp (Class A)	5,021
31,765	*	Emmis Communications Corp (Class A)	610
31,548	*	Entercom Communications Corp	1,132
31,254	*	Entravision Communications Corp (Class A)	261
4,284	*	Fisher Communications, Inc	209
300	e*	Focal Communications Corp	0
77,030	*	Foundry Networks, Inc	1,014
128,941	*	Fox Entertainment Group, Inc (Class A)	4,031
29,435	*	General Communication, Inc (Class A)	325
20,336		Global Payments, Inc	1,190
9,171		Golden Telecom, Inc	242
29,084		Gray Television, Inc	451
23,613		Hearst-Argyle Television, Inc	623
231,833	*	IAC/InterActiveCorp	6,403
28,383	*	IDT Corp	417
9,000	*	IDT Corp (Class B)	139
46,099	*	Infonet Services Corp (Class B)	93
1,300	*	InPhonic, Inc	36
29,621	*	Insight Communications Co, Inc	275
153,285	*	Internap Network Services Corp	143
7,100		Iowa Telecommunications Services, Inc	153
8,130	e*	ITC Deltacom, Inc	14
12,205	e*	j2 Global Communications, Inc	421
442,156	e*	Level 3 Communications, Inc	1,499
10,858		Liberty Corp	477
110,700	*	Liberty Media International, Inc	5,118
17,509	*	Lin TV Corp (Class A)	334
7,129	*	Lodgenet Entertainment Corp	126
36,177	*	Lucent Technologies Inc Wts 12/10/07	57
2,887,326	e*	Lucent Technologies, Inc	10,856
23,927	*	Mastec, Inc	242
245,815	f,v*	McLeod (Escrow)	0
42,748	*	Mediacom Communications Corp	267
23,120	*	Net2Phone, Inc	79
6,531	*	Nexstar Broadcasting Group, Inc	60
700,680	*	Nextel Communications, Inc (Class A)	21,020
85,563	*	Nextel Partners, Inc (Class A)	1,672
36,920	*	NII Holdings, Inc (Class B)	1,752
9,887		North Pittsburgh Systems, Inc	245
13,951	e*	Novatel Wireless, Inc	270
49,179	*	NTL, Inc	3,588
40	*	Nucentrix Broadband Wts 12/31/03	0
29,404	*	Paxson Communications Corp	41
29,007	*	Price Communications Corp	539
47,988	*	Primus Telecommunications Group	153
41,043	*	PTEK Holdings, Inc	440
976,425	*	Qwest Communications International, Inc	4,335
26,006	*	Radio One, Inc (Class A)	419
40,696	*	Radio One, Inc (Class D)	656
37,792	b,e*	RCN Corp	1
22,221	*	Regent Communications, Inc	118
10,586	*	Saga Communications, Inc (Class A)	178
6,417	*	Salem Communications Corp (Class A)	160
2,262,352		SBC Communications, Inc	58,301
4,430		Shenandoah Telecom Co	133
29,018		Sinclair Broadcast Group, Inc (Class A)	267
23,949	*	Spanish Broadcasting System, Inc (Class A)	253
29,652	*	Spectrasite, Inc	1,717
970,853		Sprint Corp	24,126
9,587		SureWest Communications	272
17,301	e*	Talk America Holdings, Inc	115
36,160		Telephone & Data Systems, Inc	2,783
194,590	e*	Terremark Worldwide, Inc	125

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

32,173	*	Time Warner Telecom, Inc (Class A)	$140
36,289	e*	Tivo, Inc	213
24,735	*	Triton PCS Holdings, Inc (Class A)	85
10,070	*	U.S. Cellular Corp	451
45,609	*	Ubiquitel, Inc	325
248,237	*	UnitedGlobalcom, Inc (Class A)	2,398
158,518	e*	Univision Communications, Inc (Class A)	4,640
15,322	*	USA Mobility, Inc	541
1,893,660		Verizon Communications, Inc	76,712
12,920	e	Viacom, Inc (Class A)	479
1,014,058		Viacom, Inc (Class B)	36,902
12,705	*	West Corp	421
54,915	*	Western Wireless Corp (Class A)	1,609
16,581	f,v*	Wiltel Communications Group (Rts)	0
30,706	*	Wireless Facilities, Inc	290
112,377	e*	XM Satellite Radio Holdings, Inc	4,228
10,483	*	Young Broadcasting, Inc (Class A)	111

		TOTAL COMMUNICATIONS	441,603

DEPOSITORY INSTITUTIONS - 10.12%
8,438		1st Source Corp	215
6,588		ABC Bancorp	138
5,843	*	ACE Cash Express, Inc	173
6,684	*	AmericanWest Bancorp	135
241,638		AmSouth Bancorp	6,258
12,870		Anchor Bancorp Wisconsin, Inc	375
5,626		Arrow Financial Corp	174
90,370		Associated Banc-Corp	3,001
56,113		Astoria Financial Corp	2,243
2,308		Bancfirst Corp	182
51,303		Bancorpsouth, Inc	1,250
5,589		BancTrust Financial Group, Inc	138
51,072		Bank Mutual Corp	622
2,778,154		Bank of America Corp	130,545
8,708		Bank of Granite Corp	182
37,311		Bank of Hawaii Corp	1,893
531,971		Bank of New York Co, Inc	17,778
6,903		Bank of The Ozarks, Inc	235
28,102		BankAtlantic Bancorp, Inc (Class A)	559
119,459		Banknorth Group, Inc	4,372
18,700	*	BankUnited Financial Corp (Class A)	597
6,670		Banner Corp	208
380,596		BB&T Corp	16,004
3,588		Berkshire Hills Bancorp, Inc	133
4,481	*	BFC Financial Corp	57
11,332	*	BOK Financial Corp	553
17,704		Boston Private Financial Holdings, Inc	499
4,402		Bryn Mawr Bank Corp	97
5,218		Camden National Corp	206
5,700		Capital City Bank Group, Inc	238
3,298		Capital Corp of the West	155
2,744	*	Capital Crossing Bank	84
13,880		Capitol Federal Financial	500
11,088		Cascade Bancorp	224
28,098		Cathay General Bancorp	1,054
6,026		Center Financial Corp	121
5,521	*	Central Coast Bancorp	127
19,546		Central Pacific Financial Corp	707
2,065		Century Bancorp, Inc (Class A)	61
2,526		Charter Financial Corp	111
15,811		Chemical Financial Corp	679
36,932		Chittenden Corp	1,061
3,530,759		Citigroup, Inc	170,112
13,600	*	Citigroup, Inc (Litigation Wts)	19
28,716		Citizens Banking Corp	986
5,625		Citizens First Bancorp, Inc	136
5,270		City Bank	191
11,021		City Holding Co	399
30,164		City National Corp	2,131

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

8,907		Clifton Savings Bancorp, Inc	$108
8,311		Coastal Financial Corp	159
8,193		CoBiz, Inc	166
95,866	e	Colonial Bancgroup, Inc	2,035
3,557		Columbia Bancorp	122
9,018		Columbia Banking System, Inc	225
119,753		Comerica, Inc	7,307
45,532		Commerce Bancorp, Inc	2,932
43,108	e	Commerce Bancshares, Inc	2,164
23,545		Commercial Capital Bancorp, Inc	546
29,159		Commercial Federal Corp	866
16,226		Community Bank System, Inc	458
9,922		Community Trust Bancorp, Inc	321
86,687		Compass Bancshares, Inc	4,219
10,300		Corus Bankshares, Inc	495
38,713		Cullen/Frost Bankers, Inc	1,881
24,111		CVB Financial Corp	640
19,824		Dime Community Bancshares	355
13,867		Downey Financial Corp	790
32,574		East West Bancorp, Inc	1,367
14,580	*	Euronet Worldwide, Inc	379
4,024		Farmers Capital Bank Corp	166
8,548		Fidelity Bankshares, Inc	366
330,651		Fifth Third Bancorp	15,633
5,668		Financial Institutions, Inc	132
7,060		First Bancorp (North Carolina)	192
22,881		First Bancorp (Puerto Rico)	1,453
8,442		First Busey Corp (Class A)	176
19,538		First Charter Corp	511
4,116		First Citizens Bancshares, Inc (Class A)	610
45,373		First Commonwealth Financial Corp	698
8,430		First Community Bancorp	360
6,565		First Community Bancshares, Inc	237
22,958		First Financial Bancorp	402
8,837		First Financial Bankshares, Inc	396
8,954		First Financial Corp (Indiana)	314
8,300		First Financial Holdings, Inc	272
88,610		First Horizon National Corp	3,820
12,330		First Merchants Corp	349
30,673		First Midwest Bancorp, Inc	1,113
40,172		First National Bankshares of Florida, Inc	960
4,259		First Oak Brook Bancshares, Inc	138
2,100		First of Long Island Corp	106
8,431		First Republic Bank	447
4,995		First State Bancorp	184
13,219	*	FirstFed Financial Corp	686
54,312		FirstMerit Corp	1,547
20,630		Flagstar Bancorp, Inc	466
10,958		Flushing Financial Corp	220
30,167	e	FNB Corp	614
4,667		FNB Corp (Virginia)	132
6,893	*	Franklin Bank Corp	126
9,972		Frontier Financial Corp	385
77,943		Fulton Financial Corp	1,817
4,892		GB&T Bancshares, Inc	118
15,876		Glacier Bancorp, Inc	540
25,980		Gold Banc Corp, Inc	380
172,808		Golden West Financial Corp	10,614
7,290		Great Southern Bancorp, Inc	255
17,696		Hancock Holding Co	592
10,716		Hanmi Financial Corp	385
13,596		Harbor Florida Bancshares, Inc	471
16,385		Harleysville National Corp	436
6,171		Heartland Financial U.S.A., Inc	124
105,506		Hibernia Corp (Class A)	3,113
6,837		Horizon Financial Corp	141
46,470		Hudson City Bancorp, Inc	1,711
19,828		Hudson River Bancorp, Inc	392
35,217		Hudson United Bancorp	1,387
161,273		Huntington Bancshares, Inc	3,996

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

4,845		IberiaBank Corp	$322
9,609		Independent Bank Corp (Massachusetts)	324
13,216		Independent Bank Corp (Michigan)	394
39,700		IndyMac Bancorp, Inc	1,368
9,790		Integra Bank Corp	226
7,384		Interchange Financial Services Corp	191
22,744		International Bancshares Corp	896
11,342		Irwin Financial Corp	322
3,467	*	Itla Capital Corp	204
2,427,637		JPMorgan Chase & Co	94,702
282,213		KeyCorp	9,567
3,687		K-Fed Bancorp	55
19,800		KNBT Bancorp, Inc	335
8,269		Lakeland Bancorp, Inc	145
3,244		Lakeland Financial Corp	129
51,888		M & T Bank Corp	5,596
5,702		Macatawa Bank Corp	184
20,124		MAF Bancorp, Inc	902
8,764		Main Street Banks, Inc	306
6,112		MainSource Financial Group, Inc	146
153,330		Marshall & Ilsley Corp	6,777
12,378		MB Financial, Inc	522
9,839		MBT Financial Corp	229
289,656		Mellon Financial Corp	9,011
4,649		Mercantile Bank Corp	184
56,413		Mercantile Bankshares Corp	2,945
15,609		Mid-State Bancshares	447
7,021		Midwest Banc Holdings, Inc	154
12,456		Nara Bancorp, Inc	265
1,893		NASB Financial, Inc	76
405,729		National City Corp	15,235
19,903		National Penn Bancshares, Inc	551
4,550		NBC Capital Corp	121
21,238		NBT Bancorp, Inc	546
31,499		NetBank, Inc	328
174,732	e	New York Community Bancorp, Inc	3,594
58,051		NewAlliance Bancshares, Inc	888
291,013		North Fork Bancorp, Inc	8,396
134,337		Northern Trust Corp	6,526
12,217		Northwest Bancorp, Inc	307
2,261		Oak Hill Financial, Inc	88
6,026		OceanFirst Financial Corp	149
25,500	e*	Ocwen Financial Corp	244
45,090		Old National Bancorp	1,166
8,710		Old Second Bancorp, Inc	278
5,393		Omega Financial Corp	185
30,398		Pacific Capital Bancorp	1,033
8,658		Park National Corp	1,173
19,285		Partners Trust Financial Group, Inc	225
4,851		Peapack Gladstone Financial Corp	153
5,884		Pennfed Financial Services, Inc	95
4,853		Pennrock Financial Services Corp	189
6,808		Peoples Bancorp, Inc	187
25,065		People's Bank	975
5,514		Peoples Holding Co	183
8,380		PFF Bancorp, Inc	388
192,938		PNC Financial Services Group, Inc	11,082
25,681		Provident Bancorp, Inc	339
21,293		Provident Bankshares Corp	774
3,385		Provident Financial Holdings	98
59,074		Provident Financial Services, Inc	1,144
17,938		R & G Financial Corp (Class B)	697
314,515		Regions Financial Corp	11,194
5,276		Republic Bancorp, Inc (Class A) (Kentucky)	136
45,994		Republic Bancorp, Inc (Michigan)	703
10,188	*	Riggs National Corp	217
3,124		Royal Bancshares of Pennsylvania (Class A)	84
17,272		S & T Bancorp, Inc	651
7,808		S.Y. Bancorp, Inc	188
4,873		Santander Bancorp	147

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

5,259		SCBT Financial Corp	$177
7,521		Seacoast Banking Corp of Florida	167
3,031		Security Bank Corp	121
3,620	*	Signature Bank	117
23,691	*	Silicon Valley Bancshares	1,062
9,660		Simmons First National Corp (Class A)	280
67,633	e	Sky Financial Group, Inc	1,939
3,379		Smithtown Bancorp, Inc	107
52,294		South Financial Group, Inc	1,701
9,649		Southern Community Financial Corp	100
7,224		Southside Bancshares, Inc	165
44,492		Southwest Bancorp of Texas, Inc	1,036
6,943		Southwest Bancorp, Inc	170
225,827		Sovereign Bancorp, Inc	5,092
5,362		State Bancorp, Inc	147
3,730		State Financial Services Corp (Class A)	112
229,195		State Street Corp	11,258
10,467		Sterling Bancorp	296
29,268		Sterling Bancshares, Inc	418
13,845		Sterling Financial Corp (Pennsylvania)	397
14,646	*	Sterling Financial Corp (Spokane)	575
5,160	*	Sun Bancorp, Inc (New Jersey)	129
224,977		SunTrust Banks, Inc	16,621
209,445		Synovus Financial Corp	5,986
2,365		Taylor Capital Group, Inc	79
96,336		TCF Financial Corp	3,096
13,823	*	Texas Capital Bancshares, Inc	299
26,110		Texas Regional Bancshares, Inc (Class A)	853
14,873		TierOne Corp	370
7,259		Trico Bancshares	170
48,926		Trustco Bank Corp NY	675
32,336		Trustmark Corp	1,005
1,291,727		U.S. Bancorp	40,457
8,429		U.S.B. Holding Co, Inc	210
29,273		UCBH Holdings, Inc	1,341
10,916		UMB Financial Corp	619
29,155		Umpqua Holdings Corp	735
5,130		Union Bankshares Corp	197
40,245		UnionBanCal Corp	2,595
24,707		United Bankshares, Inc	943
18,439		United Community Banks, Inc	497
18,456		United Community Financial Corp	207
4,920		Univest Corp of Pennsylvania	226
14,142		Unizan Financial Corp	373
65,373		Valley National Bancorp	1,808
4,130	*	Virginia Commerce Bancorp	117
4,624		Virginia Financial Group, Inc	170
47,428		W Holding Co, Inc	1,088
1,095,705		Wachovia Corp	57,634
54,026		Washington Federal, Inc	1,434
8,575		Washington Trust Bancorp, Inc	251
36,387		Webster Financial Corp	1,843
1,152,420		Wells Fargo & Co	71,623
11,900		Wesbanco, Inc	380
11,085		West Bancorporation	195
10,009		West Coast Bancorp	254
21,845		Westamerica Bancorp	1,274
4,176	*	Western Sierra Bancorp	160
26,600		Whitney Holding Corp	1,197
49,013		Wilmington Trust Corp	1,772
9,138	*	Wilshire Bancorp, Inc	151
16,422		Wintrust Financial Corp	935
4,467		WSFS Financial Corp	269
5,372		Yardville National Bancorp	184
62,937		Zions Bancorp	4,282

		TOTAL DEPOSITORY INSTITUTIONS	912,858

EATING AND DRINKING PLACES - 0.72%
55,048		Applebee's International, Inc	1,456

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

65,700		Aramark Corp (Class B)	$1,742
7,193	*	BJ's Restaurants, Inc	101
22,977		Bob Evans Farms, Inc	601
64,542	*	Brinker International, Inc	2,263
3,685	*	Buffalo Wild Wings, Inc	128
12,396	*	California Pizza Kitchen, Inc	285
36,937		CBRL Group, Inc	1,546
24,214	*	CEC Entertainment, Inc	968
33,545	*	CKE Restaurants, Inc	487
13,338	*	Cosi, Inc	81
112,192		Darden Restaurants, Inc	3,112
7,268	*	Dave & Buster's, Inc	147
15,300		Domino's Pizza, Inc	272
13,878		IHOP Corp	581
23,657	*	Jack In The Box, Inc	872
39,881	e*	Krispy Kreme Doughnuts, Inc	503
14,184	e	Landry's Restaurants, Inc	412
9,944		Lone Star Steakhouse & Saloon, Inc	278
859,360		McDonald's Corp	27,551
14,289	*	O'Charley's, Inc	279
41,799		Outback Steakhouse, Inc	1,914
16,803	*	P.F. Chang's China Bistro, Inc	947
7,537	*	Papa John's International, Inc	260
22,031	*	Rare Hospitality International, Inc	702
7,759	*	Red Robin Gourmet Burgers, Inc	415
43,153		Ruby Tuesday, Inc	1,125
28,133	*	Ryan's Restaurant Group, Inc	434
38,631	*	Sonic Corp	1,178
50,382	e*	The Cheesecake Factory, Inc	1,636
15,752	*	The Steak N Shake Co	316
7,551		Triarc Cos (Class A)	98
17,302		Triarc Cos (Class B)	212
75,607		Wendy's International, Inc	2,968
198,654		Yum! Brands, Inc	9,372

		TOTAL EATING AND DRINKING PLACES	65,242

EDUCATIONAL SERVICES - 0.21%
103,903	*	Apollo Group, Inc (Class A)	8,386
66,853	*	Career Education Corp	2,674
65,669	*	Corinthian Colleges, Inc	1,238
43,448	*	DeVry, Inc	754
51,227	*	Education Management Corp	1,691
29,637	*	ITT Educational Services, Inc	1,409
28,877	*	Laureate Education, Inc	1,273
5,840	*	Learning Tree International, Inc	78
10,220	*	Princeton Review, Inc	63
11,925		Strayer Education, Inc	1,309
9,162	e*	Universal Technical Institute, Inc	349

		TOTAL EDUCATIONAL SERVICES	19,224

ELECTRIC, GAS, AND SANITARY SERVICES - 3.74%
437,075	*	AES Corp	5,975
50,600		AGL Resources, Inc	1,682
94,151	e*	Allegheny Energy, Inc	1,856
25,859		Allete, Inc	950
80,953		Alliant Energy Corp	2,315
195,181	*	Allied Waste Industries, Inc	1,811
133,384		Ameren Corp	6,688
269,159		American Electric Power Co, Inc	9,243
9,750		American States Water Co	254
65,886		Aqua America, Inc	1,620
152,020	*	Aquila, Inc	561
53,977		Atmos Energy Corp	1,476
32,312		Avista Corp	571
21,128		Black Hills Corp	648
11,407		California Water Service Group	429
293,222	e*	Calpine Corp	1,155

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

7,300		Cascade Natural Gas Corp	155
12,733	*	Casella Waste Systems, Inc (Class A)	186
180,124		Centerpoint Energy, Inc	2,035
7,731		Central Vermont Public Service Corp	180
10,300		CH Energy Group, Inc	495
124,800		Cinergy Corp	5,195
224,036		Citizens Communications Co	3,089
31,039	e	Cleco Corp	629
128,225	e*	CMS Energy Corp	1,340
5,094		Connecticut Water Service, Inc	135
165,748		Consolidated Edison, Inc	7,251
111,162		Constellation Energy Group, Inc	4,859
1,536	e	Crosstex Energy, Inc	64
223,286	e	Dominion Resources, Inc	15,125
84,208		DPL, Inc	2,114
119,373	e	DTE Energy Co	5,149
624,307	e	Duke Energy Corp	15,814
60,600		Duquesne Light Holdings, Inc	1,142
6,601	*	Duratek, Inc	164
183,465	*	Dynegy, Inc (Class A)	848
222,038		Edison International	7,112
427,209		El Paso Corp	4,443
32,824	*	El Paso Electric Co	622
16,843		Empire District Electric Co	382
23,439		Energen Corp	1,382
105,120		Energy East Corp	2,805
4,326		EnergySouth, Inc	121
156,050		Entergy Corp	10,547
41,773		Equitable Resources, Inc	2,534
451,903		Exelon Corp	19,915
224,388		FirstEnergy Corp	8,866
125,801	e	FPL Group, Inc	9,404
48,900		Great Plains Energy, Inc	1,481
56,266		Hawaiian Electric Industries, Inc	1,640
28,600		Idacorp, Inc	874
111,183		KeySpan Corp	4,386
66,490		Kinder Morgan, Inc	4,862
13,500		Laclede Group, Inc	421
76,258		MDU Resources Group, Inc	2,035
11,800		MGE Energy, Inc	425
6,822		Middlesex Water Co	129
47,117		National Fuel Gas Co	1,335
20,377		New Jersey Resources Corp	883
29,141	e	Nicor, Inc	1,076
174,786		NiSource, Inc	3,982
89,153		Northeast Utilities	1,681
18,300		Northwest Natural Gas Co	617
51,769	*	NRG Energy, Inc	1,866
39,808	e	NSTAR	2,161
64,538		OGE Energy Corp	1,711
66,807		Oneok, Inc	1,899
17,076		Otter Tail Corp	436
29,727		Peoples Energy Corp	1,307
126,856		Pepco Holdings, Inc	2,705
271,947	*	PG&E Corp	9,050
50,555		Piedmont Natural Gas Co, Inc	1,175
60,116		Pinnacle West Capital Corp	2,670
39,454		PNM Resources, Inc	998
128,713		PPL Corp	6,858
168,770	e	Progress Energy, Inc	7,635
34,100	v*	Progress Energy, Inc (Cvo)	0
161,057		Public Service Enterprise Group, Inc	8,338
75,642	e	Puget Energy, Inc	1,868
54,935		Questar Corp	2,799
196,028	*	Reliant Resources, Inc	2,676
108,249		Republic Services, Inc	3,631
9,467		Resource America, Inc (Class A)	308
79,334		SCANA Corp	3,126
135,406		Sempra Energy	4,967
77,495	e*	Sierra Pacific Resources	814

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

4,200		SJW Corp	$153
9,000		South Jersey Industries, Inc	473
506,188	e	Southern Co	16,967
40,273	*	Southern Union Co	966
22,697		Southwest Gas Corp	577
11,715		Southwest Water Co	158
30,357	*	Stericycle, Inc	1,395
138,313	e	TECO Energy, Inc	2,122
200,253	e	TXU Corp	12,928
33,305		UGI Corp	1,363
8,146		UIL Holdings Corp	418
26,234		Unisource Energy Corp	633
49,411		Vectren Corp	1,324
34,556	*	Waste Connections, Inc	1,184
398,300		Waste Management, Inc	11,925
56,199		Westar Energy, Inc	1,285
34,421		Western Gas Resources, Inc	1,007
34,425		WGL Holdings, Inc	1,062
370,650		Williams Cos, Inc	6,038
84,326		Wisconsin Energy Corp	2,843
29,300		WPS Resources Corp	1,464
265,748		Xcel Energy, Inc	4,837

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	337,283

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.83%
16,688	*	Actel Corp	293
41,387		Adtran, Inc	792
13,732	*	Advanced Energy Industries, Inc	125
242,679	e*	Advanced Micro Devices, Inc	5,344
42,569	*	Aeroflex, Inc	516
327,602	*	Agere Systems, Inc (Class A)	449
785,493	*	Agere Systems, Inc (Class B)	1,060
14,300	*	Alliance Semiconductor Corp	53
250,775	*	Altera Corp	5,191
114,249		American Power Conversion Corp	2,445
15,806	*	American Superconductor Corp	235
49,800		Ametek, Inc	1,776
20,228	*	AMIS Holdings, Inc	334
63,471	*	Amkor Technology, Inc	424
44,454	*	Amphenol Corp (Class A)	1,633
254,461		Analog Devices, Inc	9,395
14,600	*	Anaren Microwave, Inc	189
12,623	*	Applica, Inc	76
200,958	*	Applied Micro Circuits Corp	846
6,254		Applied Signal Technology, Inc	220
56,380	*	Arris Group, Inc	397
22,286	*	Artesyn Technologies, Inc	252
6,018	*	Atheros Communications, Inc	62
272,705	*	Atmel Corp	1,069
20,230	*	ATMI, Inc	456
51,631	*	Avanex Corp	171
34,410		AVX Corp	434
21,662		Baldor Electric Co	596
7,316		Bel Fuse, Inc (Class B)	247
26,842	*	Benchmark Electronics, Inc	915
805	*	Bookham, Inc	4
170,752	*	Broadcom Corp (Class A)	5,512
53,630	e*	Broadwing Corp	489
16,467		C&D Technologies, Inc	281
19,668	*	California Micro Devices Corp	139
53,951	e*	Capstone Turbine Corp	99
19,466	*	Carrier Access Corp	208
3,475	*	Catapult Communications Corp	84
27,880	*	C-COR, Inc	259
10,340	e*	Ceradyne, Inc	592
25,221	*	Checkpoint Systems, Inc	455
4,600	*	Cherokee International Corp	44
368,030	*	CIENA Corp	1,229
9,213	*	Comtech Telecommunications	347

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

137,064	*	Comverse Technology, Inc	$3,351
300,366	*	Conexant Systems, Inc	598
48,659	e*	Cree, Inc	1,950
23,637		CTS Corp	314
14,434		Cubic Corp	363
79,991	*	Cypress Semiconductor Corp	938
16,909	e*	DDi Corp	54
10,894	*	Digital Theater Systems, Inc	219
4,633	*	Diodes, Inc	105
20,547	*	Ditech Communications Corp	307
19,133	*	DSP Group, Inc	427
9,494	*	Dupont Photomasks, Inc	251
124,145	e*	Eagle Broadband, Inc	82
23,952	*	Electro Scientific Industries, Inc	473
288,795		Emerson Electric Co	20,245
7,184	*	EMS Technologies, Inc	119
58,114	*	Energizer Holdings, Inc	2,888
23,356	e*	Energy Conversion Devices, Inc	451
3,600	*	EnerSys	55
34,556	*	Entegris, Inc	344
21,719	*	ESS Technology, Inc	154
26,200	*	Exar Corp	372
92,284	*	Fairchild Semiconductor International, Inc	1,501
107,194	e*	Finisar Corp	244
10,133		Franklin Electric Co, Inc	428
25,251	*	Freescale Semiconductor, Inc	450
236,307	*	Freescale Semiconductor, Inc (Class B)	4,339
50,827	e*	FuelCell Energy, Inc	503
160,091	*	Gemstar-TV Guide International, Inc	948
7,206,079		General Electric Co	263,022
24,302	*	Genesis Microchip, Inc	394
8,077	*	Genlyte Group, Inc	692
88,841	*	GrafTech International Ltd	840
40,520		Harman International Industries, Inc	5,146
46,555	*	Harmonic, Inc	388
44,381		Harris Corp	2,742
17,100		Helix Technology Corp	297
13,600	*	Hexcel Corp	197
42,003		Hubbell, Inc (Class B)	2,197
16,902	*	Hutchinson Technology, Inc	584
51,554	*	Integrated Circuit Systems, Inc	1,079
68,585	*	Integrated Device Technology, Inc	793
29,333	*	Integrated Silicon Solution, Inc	241
4,406,277		Intel Corp	103,063
46,766	*	Interdigital Communications Corp	1,034
43,548	*	International Rectifier Corp	1,941
98,662		Intersil Corp (Class A)	1,652
13,338		Inter-Tel, Inc	365
23,293	*	InterVoice, Inc	311
12,178	*	IXYS Corp	126
115,191	*	Jabil Circuit, Inc	2,947
910,368	e*	JDS Uniphase Corp	2,886
57,438	*	Kemet Corp	514
45,800	*	Kopin Corp	177
68,254		L-3 Communications Holdings, Inc	4,999
6,511	e*	LaserCard Corp	68
73,339	*	Lattice Semiconductor Corp	418
7,181	*	Lifeline Systems, Inc	185
211,117		Linear Technology Corp	8,183
14,304	*	Littelfuse, Inc	489
12,960		LSI Industries, Inc	148
247,721	*	LSI Logic Corp	1,358
15,353	*	Magnetek, Inc	106
31,859	*	Mattson Technology, Inc	359
220,510		Maxim Integrated Products, Inc	9,347
57,712	e	Maytag Corp	1,218
76,154	*	McData Corp (Class A)	454
8,691	e*	Medis Technologies Ltd	159
48,883	*	MEMC Electronic Materials, Inc	648
13,858	*	Mercury Computer Systems, Inc	411

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

11,672	*	Merix Corp	$134
23,004		Methode Electronics, Inc	296
6,806	*	Metrologic Instruments, Inc	145
44,348	*	Micrel, Inc	489
145,029		Microchip Technology, Inc	3,866
400,021	e*	Micron Technology, Inc	4,940
38,538	*	Microsemi Corp	669
34,888	*	Microtune, Inc	213
12,078	e*	Microvision, Inc	85
26,556	*	MIPS Technologies, Inc	262
16,021	*	Mobility Electronics, Inc	137
90,746		Molex, Inc	2,722
15,035	*	Monolithic System Technology, Inc	94
16,933	*	Moog, Inc (Class A)	768
1,601,912		Motorola, Inc	27,553
68,179	e*	MRV Communications, Inc	250
36,142	*	Mykrolis Corp	512
3,138		National Presto Industries, Inc	143
242,420		National Semiconductor Corp	4,351
30,149	*	NMS Communications Corp	190
99,647	*	Novellus Systems, Inc	2,779
109,473	e*	Nvidia Corp	2,579
39,361	e*	Omnivision Technologies, Inc	722
77,999	*	ON Semiconductor Corp	354
58,061	*	Openwave Systems, Inc	898
69,318	*	Oplink Communications, Inc	137
11,903	*	Optical Communication Products, Inc	30
8,504	e*	OSI Systems, Inc	193
25,527	*	Paradyne Networks, Inc	92
11,250		Park Electrochemical Corp	244
14,362	*	Pericom Semiconductor Corp	135
21,082	*	Photronics, Inc	348
30,850	*	Pixelworks, Inc	350
31,266		Plantronics, Inc	1,297
27,907	*	Plexus Corp	363
31,399	e*	Plug Power, Inc	192
12,816	*	PLX Technology, Inc	133
125,097	*	PMC-Sierra, Inc	1,407
65,589	*	Polycom, Inc	1,530
8,900	e*	Portalplayer, Inc	220
3,961	*	Powell Industries, Inc	73
18,050	*	Power Integrations, Inc	357
42,183	*	Power-One, Inc	376
68,049	e*	Powerwave Technologies, Inc	577
62,473	*	QLogic Corp	2,295
1,104,031		Qualcomm, Inc	46,811
65,900	*	Rambus, Inc	1,516
10,032		Raven Industries, Inc	214
22,850	*	Rayovac Corp	698
15,408		Regal-Beloit Corp	441
41,093	e*	Remec, Inc	296
120,454	*	RF Micro Devices, Inc	824
118,762		Rockwell Collins, Inc	4,684
10,742	*	Rogers Corp	463
368,386	*	Sanmina-SCI Corp	3,120
30,303	*	SBA Communications Corp	281
9,662	*	SBS Technologies, Inc	135
101,076		Scientific-Atlanta, Inc	3,337
15,855	e*	Seachange International, Inc	277
53,085	*	Semtech Corp	1,161
15,943	*	Sigmatel, Inc	566
56,384	*	Silicon Image, Inc	928
23,882	*	Silicon Laboratories, Inc	843
59,467	*	Silicon Storage Technology, Inc	354
3,900	*	Siliconix, Inc	142
16,315	*	Sipex Corp	76
839,398	e*	Sirius Satellite Radio, Inc	6,421
124,020	*	Skyworks Solutions, Inc	1,170
15,066		Smith (A.O.) Corp	451
15,217	e*	Spatialight, Inc	136

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

12,343		Spectralink Corp	$175
6,624	*	Staktek Holdings, Inc	31
11,928	*	Standard Microsystems Corp	213
10,079	*	Stoneridge, Inc	152
54,234	*	Stratex Networks, Inc	123
1,580	*	Suntron Corp	5
6,187	*	Supertex, Inc	134
113,168	*	Sycamore Networks, Inc	459
29,088	*	Symmetricom, Inc	282
20,967	*	Synaptics, Inc	641
37,572	*	Technitrol, Inc	684
33,493	*	Tekelec	685
326,966	*	Tellabs, Inc	2,809
41,800	*	Terayon Communication Systems, Inc	113
15,618	*	Tessera Technologies, Inc	581
1,182,752		Texas Instruments, Inc	29,119
38,340	*	Thomas & Betts Corp	1,179
96,550	e*	Transmeta Corp	157
12,147	*	Trident Microsystems, Inc	203
22,180	e*	Tripath Technology, Inc	28
88,231	*	Triquint Semiconductor, Inc	393
36,119	*	TTM Technologies, Inc	426
6,706	*	Ulticom, Inc	107
9,100	*	Ultralife Batteries, Inc	177
13,484	*	Universal Display Corp	121
8,900	*	Universal Electronics, Inc	157
63,729	e*	Utstarcom, Inc	1,412
35,497	e*	Valence Technology, Inc	110
23,535	*	Varian Semiconductor Equipment Associates, Inc	867
87,395	e*	Verso Technologies, Inc	63
1	*	Vialta, Inc	0
13,862	*	Viasat, Inc	336
12,845		Vicor Corp	168
103,765	*	Vishay Intertechnology, Inc	1,559
140,709	e*	Vitesse Semiconductor Corp	497
31,906	*	Westell Technologies, Inc	217
45,621		Whirlpool Corp	3,157
13,854	*	Wilson Greatbatch Technologies, Inc	311
7,810		Woodhead Industries, Inc	125
235,600		Xilinx, Inc	6,986
29,327	*	Zhone Technologies, Inc	76

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	706,271

ENGINEERING AND MANAGEMENT SERVICES - 0.91%
15,500	*	Accelrys, Inc	121
11,469	*	Advisory Board Co	423
39,174	e*	Affymetrix, Inc	1,432
29,159	*	Answerthink, Inc	136
16,445	e*	Antigenics, Inc	166
47,340	*	Applera Corp (Celera Genomics Group)	651
40,510	*	Ariad Pharmaceuticals, Inc	301
41,818	e*	Axonyx, Inc	259
102,090	*	BearingPoint, Inc	820
114,346	*	Celgene Corp	3,034
46,548	*	Century Business Services, Inc	203
6,588	*	Charles River Associates, Inc	308
14,900	*	Ciphergen Biosystems, Inc	64
8,623	*	Cornell Cos, Inc	131
25,499		Corporate Executive Board Co	1,707
29,201	*	Corrections Corp of America	1,181
40,828	*	Covance, Inc	1,582
27,533	e*	CuraGen Corp	197
20,895	e*	CV Therapeutics, Inc	481
37,029	e*	Decode Genetics, Inc	289
15,089	*	DiamondCluster International, Inc	216
55,196	*	Digitas, Inc	527
16,593	*	Diversa Corp	145
16,971	*	Dyax Corp	123
35,921	*	eResearch Technology, Inc	569

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

40,826	*	Exelixis, Inc	$388
3,900	*	Exponent, Inc	107
54,158		Fluor Corp	2,952
9,100	*	Forrester Research, Inc	163
27,589	*	FTI Consulting, Inc	581
35,157	*	Gartner, Inc (Class A)	438
10,499	*	Gartner, Inc (Class B)	129
5,751	*	Genencor International, Inc	94
32,292	*	Gen-Probe, Inc	1,460
297,648		Halliburton Co	11,680
27,898	*	Hewitt Associates, Inc	893
65,652	e*	Incyte Corp	656
5,585	*	Infrasource Services, Inc	73
36,764	*	Jacobs Engineering Group, Inc	1,757
18,029	*	Keryx Biopharmaceuticals, Inc	209
13,688	*	Kosan Biosciences, Inc	95
5,267		Landauer, Inc	241
8,460	*	LECG Corp	158
41,063	*	Lexicon Genetics, Inc	318
18,419	*	Lifecell Corp	188
17,384	*	Luminex Corp	154
18,354	e*	Maxim Pharmaceuticals, Inc	55
12,095	*	MAXIMUS, Inc	376
16,427	*	Maxygen, Inc	210
179,616		Monsanto Co	9,978
85,526		Moody's Corp	7,428
4,600	*	MTC Technologies, Inc	154
23,508	e*	Myriad Genetics, Inc	529
29,757	*	Navigant Consulting, Inc	792
11,157	e*	Neopharm, Inc	140
39,347	e*	Oscient Pharmaceuticals Corp	144
16,855	*	Parexel International Corp	342
225,784		Paychex, Inc	7,695
17,567	*	Per-Se Technologies, Inc	278
32,056	*	Pharmaceutical Product Development, Inc	1,324
57,010	*	Pharmos Corp	81
25,516	*	PRG-Schultz International, Inc	128
53,792		Quest Diagnostics, Inc	5,140
14,653	*	Regeneration Technologies, Inc	154
24,599	*	Regeneron Pharmaceuticals, Inc	227
14,990	*	Resources Connection, Inc	814
8,781	*	Rigel Pharmaceuticals, Inc	214
25,064	*	Seattle Genetics, Inc	164
197,713		Servicemaster Co	2,726
11,984	*	SFBC International, Inc	473
10,441	*	Sourcecorp	200
18,240	*	Symyx Technologies, Inc	549
5,000	*	Tejon Ranch Co	204
28,323	*	Telik, Inc	542
43,733	*	Tetra Tech, Inc	732
19,242	*	Transkaryotic Therapies, Inc	489
7,844	*	TRC Cos, Inc	133
10,112	e*	Trimeris, Inc	143
20,333	*	URS Corp	653
11,972	*	Ventiv Health, Inc	243
16,335	*	Washington Group International, Inc	674
21,746		Watson Wyatt & Co Holdings	586

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	82,514

FABRICATED METAL PRODUCTS - 0.73%
25,798	*	Alliant Techsystems, Inc	1,687
76,834		Ball Corp	3,379
9,943		CIRCOR International, Inc	230
18,820		Commercial Metals Co	952
34,150		Crane Co	985
109,365	*	Crown Holdings, Inc	1,503
164,294		Danaher Corp	9,432
4,631	*	Drew Industries, Inc	168
99,176		Fortune Brands, Inc	7,654

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

15,890	*	Griffon Corp	$429
5,289		Gulf Island Fabrication, Inc	115
26,893		Harsco Corp	1,499
181,864		Illinois Tool Works, Inc	16,855
18,180	*	Intermagnetics General Corp	462
48,919	*	Jacuzzi Brands, Inc	426
4,624		Lifetime Hoan Corp	74
297,884		Masco Corp	10,882
9,305	*	Mobile Mini, Inc	307
18,023	e*	NCI Building Systems, Inc	676
48,724	e*	Shaw Group, Inc	870
7,037		Silgan Holdings, Inc	429
29,796		Simpson Manufacturing Co, Inc	1,040
38,502		Snap-On, Inc	1,323
46,164		Stanley Works	2,262
14,300		Sturm Ruger & Co, Inc	129
33,818	e*	Taser International, Inc	1,068
37,619	e*	Tower Automotive, Inc	90
9,583		Valmont Industries, Inc	241
6,434	*	Water Pik Technologies, Inc	114
15,541		Watts Water Technologies, Inc (Class A)	501

		TOTAL FABRICATED METAL PRODUCTS	65,782

FISHING, HUNTING, AND TRAPPING - 0.00%
3,415	*	Omega Protein Corp	29

		TOTAL FISHING, HUNTING, AND TRAPPING	29

FOOD AND KINDRED PRODUCTS - 3.00%
10,400	e	American Italian Pasta Co (Class A)	242
550,263		Anheuser-Busch Cos, Inc	27,915
395,006		Archer Daniels Midland Co	8,813
5,099	*	Boston Beer Co, Inc (Class A)	108
10,813	e	Cal-Maine Foods, Inc	131
161,973		Campbell Soup Co	4,841
2,568		Coca-Cola Bottling Co Consolidated	147
1,439,033		Coca-Cola Co	59,907
163,870		Coca-Cola Enterprises, Inc	3,417
365,980		Conagra Foods, Inc	10,778
59,460	*	Constellation Brands, Inc (Class A)	2,765
17,103		Coors (Adolph) Co (Class B)	1,294
24,135		Corn Products International, Inc	1,293
41,373	*	Darling International, Inc	180
102,878	*	Dean Foods Co	3,390
121,988	*	Del Monte Foods Co	1,344
5,320		Farmer Brothers Co	129
23,187		Flowers Foods, Inc	732
197,479		General Mills, Inc	9,817
244,595		H.J. Heinz Co	9,537
3,894	*	Hansen Natural Corp	142
86,691	*	Hercules, Inc	1,287
120,078		Hershey Foods Corp	6,669
57,273		Hormel Foods Corp	1,796
4,179		J & J Snack Foods Corp	205
42,574		J.M. Smucker Co	2,004
168,457		Kellogg Co	7,523
182,402		Kraft Foods, Inc (Class A)	6,495
18,010		Lancaster Colony Corp	772
16,633		Lance, Inc	317
6,664	*	M&F Worldwide Corp	91
92,460		McCormick & Co, Inc (Non-Vote)	3,569
5,126		MGP Ingredients, Inc	44
4,670		National Beverage Corp	39
7,615	*	Peets Coffee & Tea, Inc	202
104,202		Pepsi Bottling Group, Inc	2,818
45,893		PepsiAmericas Inc	975
1,164,645		PepsiCo, Inc	60,794
13,800		Pilgrim's Pride Corp	423

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

19,212		Ralcorp Holdings, Inc	$806
6,677		Sanderson Farms, Inc	289
544,178		Sara Lee Corp	13,136
29,851		Sensient Technologies Corp	716
54,899	*	Smithfield Foods, Inc	1,624
17,132		Tootsie Roll Industries, Inc	593
19,746		Topps Co, Inc	193
143,874		Tyson Foods, Inc (Class A)	2,647
108,657		Wrigley (Wm.) Jr Co	7,518

		TOTAL FOOD AND KINDRED PRODUCTS	270,467

FOOD STORES - 0.50%
20,392	*	7-Eleven, Inc	488
251,114	e	Albertson's, Inc	5,997
837		Arden Group, Inc (Class A)	84
10,716	*	Great Atlantic & Pacific Tea Co, Inc	110
6,684		Ingles Markets, Inc (Class A)	83
505,065	*	Kroger Co	8,859
18,398	e*	Panera Bread Co (Class A)	742
7,519	*	Pantry, Inc	226
19,634	*	Pathmark Stores, Inc	114
26,700		Ruddick Corp	579
299,471	*	Safeway, Inc	5,912
272,239	*	Starbucks Corp	16,977
7,145		Weis Markets, Inc	276
43,280		Whole Foods Market, Inc	4,127
19,665	*	Wild Oats Markets, Inc	173
55,110	e*	Winn-Dixie Stores, Inc	251

		TOTAL FOOD STORES	44,998

FORESTRY - 0.12%
164,974		Weyerhaeuser Co	11,090

		TOTAL FORESTRY	11,090

FURNITURE AND FIXTURES - 0.32%
6,589		Bassett Furniture Industries, Inc	129
21,530		Ethan Allen Interiors, Inc	862
37,765		Furniture Brands International, Inc	946
56,568		Herman Miller, Inc	1,563
40,354		Hillenbrand Industries, Inc	2,241
44,299		HNI Corp	1,907
4,438		Hooker Furniture Corp	101
28,400	*	Interface, Inc (Class A)	283
129,528		Johnson Controls, Inc	8,217
18,600		Kimball International, Inc (Class B)	275
35,728		La-Z-Boy, Inc	549
45,451		Lear Corp	2,773
128,198		Leggett & Platt, Inc	3,645
182,087	f	Newell Rubbermaid, Inc	4,405
29,294	*	Select Comfort Corp	526
3,625		Stanley Furniture Co, Inc	163
31,280		Steelcase, Inc (Class A)	433
17,300	e*	Tempur-Pedic International, Inc	367

		TOTAL FURNITURE AND FIXTURES	29,385

FURNITURE AND HOMEFURNISHINGS STORES - 0.38%
203,921	*	Bed Bath & Beyond, Inc	8,122
178,935		Best Buy Co, Inc	10,632
131,168		Circuit City Stores, Inc (Circuit City Group)	2,051
14,018	*	Cost Plus, Inc	450
8,547	*	Electronics Boutique Holdings Corp	367
25,345	*	GameStop Corp (Class B)	568
15,783	*	Guitar Center, Inc	832

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

12,029		Haverty Furniture Cos, Inc	$223
6,676	*	Kirkland's, Inc	82
29,287	*	Linens 'n Things, Inc	726
34,212	*	Mohawk Industries, Inc	3,122
59,455		Pier 1 Imports, Inc	1,171
109,262		RadioShack Corp	3,593
17,052	*	Restoration Hardware, Inc	98
23,041	*	The Bombay Co, Inc	127
15,057	*	Trans World Entertainment Corp	188
61,450	*	Williams-Sonoma, Inc	2,153

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	34,505

GENERAL BUILDING CONTRACTORS - 0.44%
10,776	e	Beazer Homes U.S.A., Inc	1,576
10,425		Brookfield Homes Corp	353
81,978		Centex Corp	4,884
153,908		D.R. Horton, Inc	6,204
2,549	*	Dominion Homes, Inc	64
21,543	*	Hovnanian Enterprises, Inc (Class A)	1,067
24,754		KB Home	2,584
81,674		Lennar Corp (Class A)	4,629
5,826		Lennar Corp (Class B)	304
9,930		Levitt Corp (Class A)	304
10,457		M/I Homes, Inc	576
15,117		MDC Holdings, Inc	1,307
8,260	*	Meritage Homes Corp	931
3,699	*	NVR, Inc	2,846
11,355	e*	Palm Harbor Homes, Inc	192
10,972	*	Perini Corp	183
69,552		Pulte Homes, Inc	4,437
33,192		Ryland Group, Inc	1,910
22,523		Standard-Pacific Corp	1,445
5,961		Technical Olympic U.S.A., Inc	151
31,776	*	Toll Brothers, Inc	2,180
18,318		Walter Industries, Inc	618
26,339	*	WCI Communities, Inc	774
3,932	*	William Lyon Homes, Inc	276

		TOTAL GENERAL BUILDING CONTRACTORS	39,795

GENERAL MERCHANDISE STORES - 2.22%
31,592	*	99 Cents Only Stores	511
93,903	*	Big Lots, Inc	1,139
46,118	*	BJ's Wholesale Club, Inc	1,343
3,353		Bon-Ton Stores, Inc	53
12,993	*	Brookstone, Inc	254
6,300	e*	Cabela's, Inc	143
32,653		Casey's General Stores, Inc	593
4,489	*	Conn's, Inc	76
315,104	e	Costco Wholesale Corp	15,254
41,041		Dillard's, Inc (Class A)	1,103
204,316		Dollar General Corp	4,244
75,616	*	Dollar Tree Stores, Inc	2,169
99,725		Family Dollar Stores, Inc	3,114
121,197		Federated Department Stores, Inc	7,004
25,464		Fred's, Inc	443
3,708	*	Gander Mountain Co	48
163,082		J.C. Penney Co, Inc	6,752
31,124	e*	Kmart Holding Corp	3,080
204,546	*	Kohl's Corp	10,058
198,531		May Department Stores Co	5,837
22,503		Neiman Marcus Group, Inc (Class A)	1,610
7,201		Neiman Marcus Group, Inc (Class B)	481
8,575	*	Retail Ventures, Inc	61
100,210		Saks, Inc	1,454
143,930		Sears Roebuck & Co	7,345
24,723	*	ShopKo Stores, Inc	462
22,642	*	Stein Mart, Inc	386

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

625,313		Target Corp	$32,473
16,682	*	Tuesday Morning Corp	511
1,753,750		Wal-Mart Stores, Inc	92,633

		TOTAL GENERAL MERCHANDISE STORES	200,634

HEALTH SERVICES - 0.83%
35,821	*	Accredo Health, Inc	993
9,161	*	Amedisys, Inc	297
6,892	*	America Service Group, Inc	184
25,547	e*	American Healthways, Inc	844
24,202	*	Amsurg Corp	715
34,626	*	Apria Healthcare Group, Inc	1,141
95,825	*	Beverly Enterprises, Inc	877
313,499	*	Caremark Rx, Inc	12,361
41,261	*	Community Health Systems, Inc	1,150
4,011	*	Corvel Corp	107
58,487	*	Coventry Health Care, Inc	3,104
18,082	*	Cross Country Healthcare, Inc	327
65,475	*	DaVita, Inc	2,588
15,072	*	Enzo Biochem, Inc	293
43,628	*	Express Scripts, Inc	3,335
65,675	e*	First Health Group Corp	1,229
12,858	*	Genesis HealthCare Corp	450
16,401	*	Gentiva Health Services, Inc	274
294,840		HCA, Inc	11,782
160,036		Health Management Associates, Inc (Class A)	3,636
37,552		Hooper Holmes, Inc	222
21,175	*	Kindred Healthcare, Inc	634
11,050	*	LabOne, Inc	354
95,126	*	Laboratory Corp of America Holdings	4,739
10,008		LCA-Vision, Inc	234
28,136	*	LifePoint Hospitals, Inc	980
70,072	*	Lincare Holdings, Inc	2,989
20,151	*	Magellan Health Services, Inc	688
59,781		Manor Care, Inc	2,118
6,677	*	Matria Healthcare, Inc	261
3,907	*	Medcath Corp	96
4,992		National Healthcare Corp	176
24,349	*	NeighborCare, Inc	748
32,858	e*	OCA, Inc	209
29,429	*	Odyssey HealthCare, Inc	403
8,230	e	Option Care, Inc	141
17,780	*	Pediatrix Medical Group, Inc	1,139
36,791	*	Province Healthcare Co	822
10,625	*	Psychiatric Solutions, Inc	388
10,430	*	RehabCare Group, Inc	292
47,317	*	Renal Care Group, Inc	1,703
72,660		Select Medical Corp	1,279
5,230	*	Specialty Laboratories, Inc	58
13,338	e*	Sunrise Senior Living, Inc	618
5,363	*	Symbion, Inc	118
308,637	e*	Tenet Healthcare Corp	3,389
52,767	*	Triad Hospitals, Inc	1,963
21,325	*	United Surgical Partners International, Inc	889
32,473		Universal Health Services, Inc (Class B)	1,445
7,404	*	VistaCare, Inc (Class A)	123

		TOTAL HEALTH SERVICES	74,905

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
21,500		Granite Construction, Inc	572
16,849	*	Insituform Technologies, Inc (Class A)	382

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	954

HOLDING AND OTHER INVESTMENT OFFICES - 2.80%
8,966	e*	4Kids Entertainment, Inc	188

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

15,893		Acadia Realty Trust	$259
21,607		Affordable Residential Communities	310
8,320		Alabama National Bancorp	537
1,423	*	Alexander's, Inc	306
14,150		Alexandria Real Estate Equities, Inc	1,053
90,976	e	Allied Capital Corp	2,351
54,586		AMB Property Corp	2,205
16,250		Amcore Financial, Inc	523
4,900		American Campus Communities, Inc	110
71,827		American Financial Realty Trust	1,162
29,200		American Home Mortgage Investment Corp	1,000
16,404		AMLI Residential Properties Trust	525
77,731	e	Annaly Mortgage Management, Inc	1,525
35,745		Anthracite Capital, Inc	442
38,245		Anworth Mortgage Asset Corp	410
62,691		Apartment Investment & Management Co (Class A)	2,416
40,193		Apollo Investment Corp	607
4,545		Arbor Realty Trust, Inc	112
129,762		Archstone-Smith Trust	4,970
43,004		Arden Realty, Inc	1,622
12,975		Ashford Hospitality Trust, Inc	141
47,287		AvalonBay Communities, Inc	3,561
5,125	*	Bancorp, Inc	82
9,615		Bedford Property Investors	273
30,300		BioMed Realty Trust, Inc	673
54,245		Boston Properties, Inc	3,508
38,557		Brandywine Realty Trust	1,133
35,274		BRE Properties, Inc (Class A)	1,422
37,697		Brookline Bancorp, Inc	615
26,122		Camden Property Trust	1,332
22,576		Capital Automotive REIT	802
14,669		Capital Lease Funding, Inc	183
1,773		Capital Southwest Corp	139
3,400		Capital Trust, Inc	104
6,345		Capitol Bancorp Ltd	223
11,529	e	Capstead Mortgage Corp	122
41,383		CarrAmerica Realty Corp	1,366
13,947		CBL & Associates Properties, Inc	1,065
10,667		Cedar Shopping Centers, Inc	153
30,800		Centerpoint Properties Trust	1,475
4,486		Cherokee, Inc	158
13,024	*	Circle Group Holdings, Inc	29
15,051		Colonial Properties Trust	591
35,079		Commercial Net Lease Realty, Inc	723
6,786	e	Community Banks, Inc	191
38,124	*	Cornerstone Realty Income Trust, Inc	380
30,033		Corporate Office Properties Trust	881
7,117		Correctional Properties Trust	206
29,339		Cousins Properties, Inc	888
51,454		Crescent Real Estate Equities Co	940
17,398		CRT Properties, Inc	415
67,050		Developers Diversified Realty Corp	2,975
95,901		Duke Realty Corp	3,274
13,583		Eastgroup Properties, Inc	521
2,066	*	Enstar Group, Inc	129
18,156		Entertainment Properties Trust	809
30,386		Equity Inns, Inc	357
15,082		Equity Lifestyle Properties, Inc	539
276,468		Equity Office Properties Trust	8,051
23,115		Equity One, Inc	549
191,255		Equity Residential	6,920
15,015		Essex Property Trust, Inc	1,258
7,600		Extra Space Storage, Inc	101
33,704		Federal Realty Investment Trust	1,741
40,949	*	FelCor Lodging Trust, Inc	600
13,254	*	First Acceptance Corp	119
7,128		First Indiana Corp	160
32,100		First Industrial Realty Trust, Inc	1,307
55,237		First Niagara Financial Group, Inc	771
7,637		First Place Financial Corp	171

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

41,225		Fremont General Corp	$1,038
91,328		Friedman Billings Ramsey Group, Inc	1,771
20,800		Gables Residential Trust	744
158,387		General Growth Properties, Inc	5,727
5,862		German American Bancorp	94
5,430		Gladstone Capital Corp	129
22,843		Glenborough Realty Trust, Inc	486
23,016		Glimcher Realty Trust	638
12,508		Government Properties Trust, Inc	123
2,900		Gramercy Capital Corp	60
34,453		Greater Bay Bancorp	961
10,348		Harris & Harris Group, Inc	170
92,422		Health Care Property Investors, Inc	2,559
34,616		Health Care REIT, Inc	1,321
31,420		Healthcare Realty Trust, Inc	1,279
18,169		Heritage Property Investment Trust	583
22,411		Highland Hospitality Corp	252
35,200		Highwoods Properties, Inc	975
22,565		Home Properties, Inc	970
7,900		HomeBanc Corp	76
43,929		Hospitality Properties Trust	2,021
228,560		Host Marriott Corp	3,954
115,742		HRPT Properties Trust	1,485
56,350		IMPAC Mortgage Holdings, Inc	1,277
59,949		Independence Community Bank Corp	2,553
29,188		Innkeepers U.S.A. Trust	414
27,187		Investors Real Estate Trust	285
26,500	e	iShares Russell 2000 Index Fund	3,432
76,867		iStar Financial, Inc	3,479
21,005		Kilroy Realty Corp	898
68,156		Kimco Realty Corp	3,952
6,600		Kite Realty Group Trust	101
15,595		Kramont Realty Trust	365
122,578	*	La Quinta Corp	1,114
21,468		LaSalle Hotel Properties	683
41,307		Lexington Corporate Properties Trust	933
59,481		Liberty Property Trust	2,570
9,901		LTC Properties, Inc	197
31,753		Luminent Mortgage Capital, Inc	378
38,567		Macerich Co	2,422
40,532		Mack-Cali Realty Corp	1,866
22,007		Maguire Properties, Inc	604
73,858	*	Meristar Hospitality Corp	617
61,319		MFA Mortgage Investments, Inc	541
11,455		Mid-America Apartment Communities, Inc	472
35,371		Mills Corp	2,255
11,592		Mission West Properties, Inc	123
13,900		MortgageIT Holdings, Inc	250
12,215		National Health Investors, Inc	356
43,757		Nationwide Health Properties, Inc	1,039
29,093		New Century Financial Corp	1,859
66,227		New Plan Excel Realty Trust	1,793
25,321		Newcastle Investment Corp	805
18,502	e	Novastar Financial, Inc	916
30,041		Omega Healthcare Investors, Inc	354
19,468		Oriental Financial Group, Inc	551
5,340		Origen Financial, Inc	40
26,388		Pan Pacific Retail Properties, Inc	1,655
7,123		Parkway Properties, Inc	361
23,118		Pennsylvania Real Estate Investment Trust	989
122,029		Plum Creek Timber Co, Inc	4,691
186,007		Popular, Inc	5,363
27,819		Post Properties, Inc	971
29,217		Prentiss Properties Trust	1,116
10,646		PrivateBancorp, Inc	343
119,133		Prologis	5,162
10,107		Prosperity Bancshares, Inc	295
10,322		PS Business Parks, Inc	466
57,453		Public Storage, Inc	3,203
20,254		RAIT Investment Trust	567

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

9,248		Ramco-Gershenson Properties	$298
28,400		Realty Income Corp	1,436
51,625		Reckson Associates Realty Corp	1,694
13,703		Redwood Trust, Inc	851
39,916		Regency Centers Corp	2,211
9,617		Sandy Spring Bancorp, Inc	369
7,237		Saul Centers, Inc	277
33,500		Saxon Capital, Inc	804
44,868		Senior Housing Properties Trust	850
29,944		Shurgard Storage Centers, Inc (Class A)	1,318
7,560		Simon Property Group Inc SIMON PROPERTY GROUP LP	448
110,699		Simon Property Group, Inc	7,159
25,436		SL Green Realty Corp	1,540
9,856		Sovran Self Storage, Inc	415
153,200	e	SPDR Trust Series 1	18,517
4,600		Strategic Hotel Capital, Inc	76
7,140		Suffolk Bancorp	249
18,373		Summit Properties, Inc	598
12,790		Sun Communities, Inc	515
5,000		Sunstone Hotel Investors, Inc	104
30,145		Susquehanna Bancshares, Inc	752
22,030		Tanger Factory Outlet Centers, Inc	583
4,332	e*	Tarragon Realty Investors, Inc	77
32,222		Taubman Centers, Inc	965
61,455		Thornburg Mortgage, Inc	1,780
5,300		Tompkins Trustco, Inc	283
11,290	e	Town & Country Trust	312
71,461		Trizec Properties, Inc	1,352
14,730		U.S. Restaurant Properties, Inc	266
84,749		United Dominion Realty Trust, Inc	2,102
7,785		Universal Health Realty Income Trust	250
13,829		Urstadt Biddle Properties, Inc (Class A)	236
4,400		U-Store-It Trust	76
54,784		Ventas, Inc	1,502
63,323		Vornado Realty Trust	4,821
594,494		Washington Mutual, Inc	25,135
30,712		Washington Real Estate Investment Trust	1,040
20,869		Waypoint Financial Corp	592
50,451		Weingarten Realty Investors	2,023
2,941		Westfield Financial, Inc	76
15,128		Winston Hotels, Inc	179

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	252,982

HOTELS AND OTHER LODGING PLACES - 0.38%
12,096		Ameristar Casinos, Inc	521
21,545	*	Bluegreen Corp	427
35,739	e	Boyd Gaming Corp	1,489
12,827		Choice Hotels International, Inc	744
5,556	e*	Empire Resorts, Inc	62
262,566		Hilton Hotels Corp	5,971
44,436	*	Mandalay Resort Group	3,130
12,791		Marcus Corp	322
132,020		Marriott International, Inc (Class A)	8,315
41,408	*	MGM Mirage	3,012
34,130	*	Pinnacle Entertainment, Inc	675
136,460		Starwood Hotels & Resorts Worldwide, Inc	7,969
12,856	*	Vail Resorts, Inc	288
21,445	e*	Wynn Resorts Ltd	1,435

		TOTAL HOTELS AND OTHER LODGING PLACES	34,360

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.03%
534,935		3M Co	43,902
5,902	*	Aaon, Inc	95
15,369	*	Actuant Corp	801
70,721	*	Adaptec, Inc	537
41,597	*	Advanced Digital Information Corp	417
62,956	e*	AGCO Corp	1,378

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

17,575		Albany International Corp (Class A)	$618
122,304	*	American Standard Cos, Inc	5,054
258,940	*	Apple Computer, Inc	16,676
1,156,812	*	Applied Materials, Inc	19,781
10,000	*	Astec Industries, Inc	172
5,035	*	ASV, Inc	241
39,136	*	Asyst Technologies, Inc	199
26,548	e*	Authentidate Holding Corp	164
31,792	*	Avocent Corp	1,288
76,728	*	Axcelis Technologies, Inc	624
227,291		Baker Hughes, Inc	9,699
52,297		Black & Decker Corp	4,619
11,587		Black Box Corp	556
2,333	*	Blount International, Inc	41
33,704		Briggs & Stratton Corp	1,401
28,891	*	Brooks Automation, Inc	498
9,000		Bucyrus International, Inc (Class A)	366
6,794		Cascade Corp	271
233,227		Caterpillar, Inc	22,742
54,695	*	Cirrus Logic, Inc	301
4,606,346	*	Cisco Systems, Inc	88,902
35,263	e*	Cooper Cameron Corp	1,898
57,259	e*	Cray, Inc	267
25,295		Cummins, Inc	2,119
10,981	*	Cuno, Inc	652
24,200	*	Cymer, Inc	715
169,295		Deere & Co	12,596
1,725,225	*	Dell, Inc	72,701
52,295		Diebold, Inc	2,914
57,902		Donaldson Co, Inc	1,886
28,117	*	Dot Hill Systems Corp	220
139,787		Dover Corp	5,863
4,345	*	Dril-Quip, Inc	105
102,310		Eaton Corp	7,403
34,739	*	Electronics For Imaging, Inc	605
1,648,556	*	EMC Corp	24,514
54,578	*	Emulex Corp	919
14,439		Engineered Support Systems, Inc	855
17,739	*	EnPro Industries, Inc	525
16,700	*	Esterline Technologies Corp	545
22,225	e*	FalconStor Software, Inc	213
8,475	*	Flanders Corp	81
44,867	*	Flowserve Corp	1,236
43,958	*	FMC Technologies, Inc	1,415
19,359	*	FSI International, Inc	90
13,011	*	Gardner Denver, Inc	472
163,392	*	Gateway, Inc	982
3,737	*	General Binding Corp	49
21,921	e*	Global Power Equipment Group, Inc	216
6,143		Gorman-Rupp Co	141
45,355		Graco, Inc	1,694
80,723	*	Grant Prideco, Inc	1,618
2,088,083		Hewlett-Packard Co	43,787
10,422	*	Hydril	474
33,040	*	Hypercom Corp	196
32,798		IDEX Corp	1,328
25,661	*	InFocus Corp	235
1,149,999	d	International Business Machines Corp	113,367
237,316		International Game Technology	8,159
10,849	*	Intevac, Inc	82
33,625	*	Iomega Corp	186
63,486		ITT Industries, Inc	5,361
34,475		JLG Industries, Inc	677
33,652		Joy Global, Inc	1,462
9,545	*	Kadant, Inc	196
18,280		Kaydon Corp	604
23,772		Kennametal, Inc	1,183
23,905	*	Komag, Inc	449
40,500	*	Kulicke & Soffa Industries, Inc	349
88,467	*	Lam Research Corp	2,558

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

28,720		Lennox International, Inc	$584
88,587	*	Lexmark International, Inc	7,530
25,105		Lincoln Electric Holdings, Inc	867
7,700		Lindsay Manufacturing Co	199
4,417		Lufkin Industries, Inc	176
20,406		Manitowoc Co, Inc	768
160,332	*	Maxtor Corp	850
7,094	*	Maxwell Technologies, Inc	72
11,592	*	Micros Systems, Inc	905
2,893		Middleby Corp	147
47,673	*	Milacron, Inc	162
15,800		Modine Manufacturing Co	534
3,039		Nacco Industries, Inc (Class A)	320
56,421	e*	National-Oilwell, Inc	1,991
14,025	*	Netgear, Inc	255
213,803	*	Network Appliance, Inc	7,103
17,199		Nordson Corp	689
18,832	*	Oil States International, Inc	363
14,105	*	Omnicell, Inc	155
8,864	*	Overland Storage, Inc	148
82,103		Pall Corp	2,377
31,597	e*	PalmOne, Inc	997
81,290		Parker Hannifin Corp	6,157
22,412	*	Paxar Corp	497
65,424		Pentair, Inc	2,850
160,384		Pitney Bowes, Inc	7,423
9,183	*	Planar Systems, Inc	103
19,405	e*	Presstek, Inc	188
15,899	*	ProQuest Co	472
117,629	*	Quantum Corp	308
6,900		Robbins & Myers, Inc	164
115,641	*	Sandisk Corp	2,888
6,258		Sauer-Danfoss, Inc	136
5,249		Schawk, Inc	95
47,704	*	Scientific Games Corp (Class A)	1,137
86,617	*	Seagate Tech (Escrow)	0
10,800	*	Semitool, Inc	100
167,546	e*	Silicon Graphics, Inc	290
13,054	*	Simpletech, Inc	60
69,066	*	Smith International, Inc	3,758
617,233	*	Solectron Corp	3,290
51,912	e	SPX Corp	2,080
7,200		Standex International Corp	205
19,050		Stewart & Stevenson Services, Inc	385
73,700	*	Storage Technology Corp	2,330
154,104		Symbol Technologies, Inc	2,666
10,545		Tecumseh Products Co (Class A)	504
5,500		Tennant Co	218
37,459	*	Terex Corp	1,785
9,387		Thomas Industries, Inc	375
44,332		Timken Co	1,154
16,200		Toro Co	1,318
5,538	*	Transact Technologies, Inc	118
13,737	*	Ultratech, Inc	259
31,082	e*	UNOVA, Inc	786
16,749	*	Veeco Instruments, Inc	353
139,086	*	Western Digital Corp	1,508
20,532	*	WJ Communications	71
6,293		Woodward Governor Co	451
543,273	*	Xerox Corp	9,241
114,634	e*	Xybernaut Corp	141
27,000		York International Corp	933
41,611	*	Zebra Technologies Corp (Class A)	2,342

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	633,836

INSTRUMENTS AND RELATED PRODUCTS - 3.03%
11,319	*	Abaxis, Inc	164
9,874	e*	Abiomed, Inc	152
6,126	e*	ADE Corp	115

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

23,218	e*	Advanced Medical Optics, Inc	$955
12,863	*	Advanced Neuromodulation Systems, Inc	508
326,989	*	Agilent Technologies, Inc	7,880
18,971	e*	Aksys Ltd	105
33,740	*	Align Technology, Inc	363
16,356	*	American Medical Systems Holdings, Inc	684
7,524		Analogic Corp	337
2,749	e*	Animas Corp	43
138,993		Applera Corp (Applied Biosystems Group)	2,906
15,128		Arrow International, Inc	469
13,784	e*	Arthrocare Corp	442
7,965	*	Aspect Medical Systems, Inc	195
11,512	*	August Technology Corp	121
69,570		Bard (C.R.), Inc	4,451
35,059		Bausch & Lomb, Inc	2,260
423,005		Baxter International, Inc	14,611
2,200	*	Baxter International, Inc (Contingent Value Rts)	0
40,498		Beckman Coulter, Inc	2,713
172,574		Becton Dickinson & Co	9,802
7,194		BEI Technologies, Inc	222
14,357	e	Biolase Technology, Inc	156
173,506		Biomet, Inc	7,528
13,266	*	Bio-Rad Laboratories, Inc (Class A)	761
453,912	*	Boston Scientific Corp	16,137
13,858	*	Bruker BioSciences Corp	56
12,458	*	Candela Corp	142
44,502	*	Cardiac Science, Inc	95
23,331	*	Cardiodynamics International Corp	121
32,340	*	Cepheid, Inc	321
4,400	*	Closure Medical Corp	86
25,887		Cognex Corp	722
19,569	*	Coherent, Inc	596
13,701		Cohu, Inc	254
16,533	e*	Conceptus, Inc	134
19,250	*	Conmed Corp	547
21,984	e	Cooper Cos, Inc	1,552
62,388	*	Credence Systems Corp	571
20,165	*	CTI Molecular Imaging, Inc	286
13,015	e*	Cyberonics, Inc	270
4,802	*	Cyberoptics Corp	71
74,276	*	Cytyc Corp	2,048
7,100		Datascope Corp	282
58,293		Dentsply International, Inc	3,276
13,667	*	Depomed, Inc	74
15,633	*	Dionex Corp	886
11,581	*	DJ Orthopedics, Inc	248
16,194	*	DRS Technologies, Inc	692
196,710	e	Eastman Kodak Co	6,344
10,156		EDO Corp	322
40,322	*	Edwards Lifesciences Corp	1,664
19,942	*	Encore Medical Corp	135
14,227	*	Endocardial Solutions, Inc	166
8,386	*	ESCO Technologies, Inc	643
4,156	*	Exactech, Inc	76
7,765	*	Excel Technology, Inc	202
4,273		E-Z-Em-Inc	62
6,851	*	Faro Technologies, Inc	214
16,016	*	FEI Co	336
72,950	*	Fisher Scientific International, Inc	4,551
22,100	*	Flir Systems, Inc	1,410
22,772	*	Formfactor, Inc	618
25,562	*	Fossil, Inc	655
215,786		Guidant Corp	15,558
12,653	*	Haemonetics Corp	458
13,883	e*	Hanger Orthopedic Group, Inc	112
7,204	*	Herley Industries, Inc	147
13,218	*	Hologic, Inc	363
6,762	e*	ICU Medical, Inc	185
11,755	*	I-Flow Corp	214
7,269		II-VI, Inc	309

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

18,859	*	Illumina, Inc	$179
3,905	*	Immunicon Corp	27
26,195	e*	Inamed Corp	1,657
41,768	*	Input/Output, Inc	369
16,245	*	Integra LifeSciences Holding	600
21,720	*	Intuitive Surgical, Inc	869
17,233		Invacare Corp	797
15,000	e*	Ionics, Inc	650
4,775	*	Ista Pharmaceuticals, Inc	48
13,455	*	Itron, Inc	322
17,133	*	Ixia	288
8,152		Keithley Instruments, Inc	161
6,174	e*	Kensey Nash Corp	213
134,872	e*	KLA-Tencor Corp	6,282
9,345	e*	KVH Industries, Inc	92
15,087	*	Kyphon, Inc	389
11,721	e*	Laserscope	421
5,051	*	LeCroy Corp	118
56,594	*	Lexar Media, Inc	444
39,478	*	LTX Corp	304
6,925	*	Measurement Specialties, Inc	176
5,287	*	Medical Action Industries, Inc	104
827,055		Medtronic, Inc	41,080
28,381		Mentor Corp	958
15,196	*	Merit Medical Systems, Inc	232
31,076	*	Mettler-Toledo International, Inc	1,595
7,594	*	Micro Therapeutics, Inc	28
36,819	*	Millipore Corp	1,834
13,981		Mine Safety Appliances Co	709
27,021	*	MKS Instruments, Inc	501
9,062	*	Molecular Devices Corp	182
10,556		Movado Group, Inc	197
13,932		MTS Systems Corp	471
22,052	e*	Nanogen, Inc	162
27,910	*	Newport Corp	394
4,204	*	NuVasive, Inc	43
16,400		Oakley, Inc	209
17,216	*	Ocular Sciences, Inc	844
32,538	*	Orbital Sciences Corp	385
21,914	*	Orthologic Corp	137
26,297	*	Orthovita, Inc	110
14,181	*	Palomar Medical Technologies, Inc	370
82,791		PerkinElmer, Inc	1,862
10,790	*	Photon Dynamics, Inc	262
44,607	*	Pinnacle Systems, Inc	272
10,464	*	Possis Medical, Inc	141
49,373	e*	RAE Systems, Inc	360
309,481		Raytheon Co	12,017
22,094	*	Resmed, Inc	1,129
24,679	*	Respironics, Inc	1,342
127,078		Rockwell Automation, Inc	6,297
9,751	*	Rofin-Sinar Technologies, Inc	414
25,660		Roper Industries, Inc	1,559
8,333	*	Rudolph Technologies, Inc	143
7,106	*	Sirf Technology Holdings, Inc	90
20,721	*	Sola International, Inc	571
11,945	*	Sonic Innovations, Inc	50
14,107	e*	Sonic Solutions, Inc	317
9,346	*	SonoSite, Inc	317
239,162	*	St. Jude Medical, Inc	10,028
17,241	e*	Star Scientific, Inc	88
57,185	*	Steris Corp	1,356
194,414		Stryker Corp	9,380
25,453	*	Sybron Dental Specialties, Inc	901
4,446		Sypris Solutions, Inc	68
26,858	*	Techne Corp	1,045
58,490		Tektronix, Inc	1,767
23,104		Teleflex, Inc	1,200
127,753	*	Teradyne, Inc	2,181
114,782	*	Thermo Electron Corp	3,465

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

28,916	*	Thermogenesis	$183
32,720	e*	Thoratec Corp	341
33,355	*	Trimble Navigation Ltd	1,102
17,832	*	TriPath Imaging, Inc	160
6,881		United Industrial Corp	267
9,115	*	Urologix, Inc	59
91,332	*	Varian Medical Systems, Inc	3,949
25,177	*	Varian, Inc	1,033
8,865	*	Ventana Medical Systems, Inc	567
19,954	*	Viasys Healthcare, Inc	379
18,121	*	Viisage Technology, Inc	163
31,579	*	Visx, Inc	817
3,821		Vital Signs, Inc	149
81,850	*	Waters Corp	3,830
17,220	*	Wright Medical Group, Inc	491
13,259		X-Rite, Inc	212
3,046		Young Innovations, Inc	103
165,467	*	Zimmer Holdings, Inc	13,257
5,962	*	Zoll Medical Corp	205
11,582	*	Zygo Corp	137

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	273,131

INSURANCE AGENTS, BROKERS AND SERVICE - 0.34%
217,037		AON Corp	5,179
35,588		Brown & Brown, Inc	1,550
10,229	*	Clark, Inc	159
14,025		Crawford & Co (Class B)	105
59,854		Gallagher (Arthur J.) & Co	1,945
20,900		Hilb, Rogal & Hamilton Co	757
356,949		Marsh & McLennan Cos, Inc	11,744
184,844	*	Medco Health Solutions, Inc	7,690
21,636		National Financial Partners Corp	839
22,850	*	USI Holdings Corp	264

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	30,232

INSURANCE CARRIERS - 4.95%
17,800		21st Century Insurance Group	242
102,889		Aetna, Inc	12,835
346,519		Aflac, Inc	13,805
21,901		Alfa Corp	333
2,998	*	Alleghany Corp	855
42,394	*	Allmerica Financial Corp	1,392
478,405		Allstate Corp	24,743
74,415		Ambac Financial Group, Inc	6,112
13,153	e	American Equity Investment Life Holding Co	142
30,717		American Financial Group, Inc	962
1,568,266		American International Group, Inc	102,988
6,886		American National Insurance Co	717
5,463	*	American Physicians Capital, Inc	197
16,040	*	AMERIGROUP Corp	1,214
26,172		AmerUs Group Co	1,186
16,513	*	Argonaut Group, Inc	349
59,831		Assurant, Inc	1,828
4,897		Baldwin & Lyons, Inc (Class B)	131
51,855		Berkley (W.R.) Corp	2,446
9,808		Bristol West Holdings, Inc	196
26,270	*	Centene Corp	745
19,544	*	Ceres Group, Inc	101
129,021		Chubb Corp	9,922
93,580		Cigna Corp	7,633
103,005		Cincinnati Financial Corp	4,559
19,619	e*	Citizens, Inc	125
16,647	*	CNA Financial Corp	445
10,118	*	CNA Surety Corp	135
18,831		Commerce Group, Inc	1,149
100,429	*	Conseco, Inc	2,004
29,724	*	Danielson Holdings Corp	251

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

16,234		Delphi Financial Group, Inc (Class A)	$749
9,769		Direct General Corp	314
4,059		Donegal Group, Inc	93
1,197		EMC Insurance Group, Inc	26
18,248		Erie Indemnity Co (Class A)	959
7,436		FBL Financial Group, Inc (Class A)	212
105,956		Fidelity National Financial, Inc	4,839
51,924		First American Corp	1,825
5,200	e*	FPIC Insurance Group, Inc	184
95,470		Genworth Financial, Inc	2,578
4,433		Great American Financial Resources, Inc	77
17,246		Harleysville Group, Inc	412
199,198		Hartford Financial Services Group, Inc	13,806
44,893		HCC Insurance Holdings, Inc	1,487
82,765	*	Health Net, Inc	2,389
10,757	*	HealthExtras, Inc	175
27,945		Horace Mann Educators Corp	533
106,844	*	Humana, Inc	3,172
3,952		Independence Holding Co	73
16,791		Infinity Property & Casualty Corp	591
98,694		Jefferson-Pilot Corp	5,128
2,078		Kansas City Life Insurance Co	98
14,540		Landamerica Financial Group, Inc	784
37,075		Leucadia National Corp	2,576
116,897		Lincoln National Corp	5,457
98,007		Loews Corp	6,890
5,942	*	Markel Corp	2,163
95,592		MBIA, Inc	6,049
19,051		Mercury General Corp	1,142
277,099		MetLife, Inc	11,225
65,155		MGIC Investment Corp	4,490
5,100		Midland Co	159
6,720	*	Molina Healthcare, Inc	312
1,200	*	National Western Life Insurance Co (Class A)	200
37,522		Nationwide Financial Services, Inc (Class A)	1,434
5,555	*	Navigators Group, Inc	167
1,723		NYMAGIC, Inc	44
9,757	e	Odyssey Re Holdings Corp	246
44,462	*	Ohio Casualty Corp	1,032
120,304		Old Republic International Corp	3,044
56,842	e*	Pacificare Health Systems, Inc	3,213
5,911		Penn-America Group, Inc	89
14,655	*	Philadelphia Consolidated Holding Corp	969
62,731	e	Phoenix Cos, Inc	784
5,290	*	Pico Holdings, Inc	110
17,637	*	PMA Capital Corp (Class A)	183
63,391		PMI Group, Inc	2,647
13,808		Presidential Life Corp	234
216,341		Principal Financial Group	8,857
19,772	*	ProAssurance Corp	773
136,213		Progressive Corp	11,556
45,293		Protective Life Corp	1,934
358,936		Prudential Financial, Inc	19,727
62,314		Radian Group, Inc	3,318
18,963		Reinsurance Group of America, Inc	919
17,219		RLI Corp	716
91,886		Safeco Corp	4,800
6,502		Safety Insurance Group, Inc	203
18,100		Selective Insurance Group, Inc	801
19,675	*	Sierra Health Services, Inc	1,084
451,274		St. Paul Travelers Cos, Inc	16,729
19,266		Stancorp Financial Group, Inc	1,589
8,400		State Auto Financial Corp	217
13,333		Stewart Information Services Corp	555
78,561		Torchmark Corp	4,489
17,447		Transatlantic Holdings, Inc	1,079
6,045	*	Triad Guaranty, Inc	366
24,418		UICI	828
9,742		United Fire & Casualty Co	328
456,225		UnitedHealth Group, Inc	40,161

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

35,035		Unitrin, Inc	$1,592
17,138	*	Universal American Financial Corp	265
194,971	e	UnumProvident Corp	3,498
23,386	*	Vesta Insurance Group, Inc	86
9,700	*	WellCare Health Plans, Inc	315
14,821	*	WellChoice, Inc	791
199,411	*	WellPoint, Inc	22,932
921		Wesco Financial Corp	362
6,901	e	Zenith National Insurance Corp	344

		TOTAL INSURANCE CARRIERS	446,319

JUSTICE, PUBLIC ORDER AND SAFETY - 0.00%
5,992	*	Geo Group, Inc	159

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	159

LEATHER AND LEATHER PRODUCTS - 0.11%
18,648		Brown Shoe Co, Inc	556
124,124	*	Coach, Inc	7,001
16,766		K-Swiss, Inc (Class A)	488
7,519	*	Steven Madden Ltd	142
13,016	*	Timberland Co (Class A)	816
1,605		Weyco Group, Inc	71
26,553		Wolverine World Wide, Inc	834

		TOTAL LEATHER AND LEATHER PRODUCTS	9,908

LEGAL SERVICES - 0.00%
9,616	e	Pre-Paid Legal Services, Inc	361

		TOTAL LEGAL SERVICES	361

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
80,396	*	Laidlaw International, Inc	1,720

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	1,720

LUMBER AND WOOD PRODUCTS - 0.13%
7,280		American Woodmark Corp	318
45,661	*	Champion Enterprises, Inc	540
6,414		Deltic Timber Corp	272
168,869		Georgia-Pacific Corp	6,329
71,936		Louisiana-Pacific Corp	1,924
32,809		Rayonier, Inc	1,605
3,900		Skyline Corp	159
10,096		Universal Forest Products, Inc	438

		TOTAL LUMBER AND WOOD PRODUCTS	11,585

METAL MINING - 0.28%
6,934	e	Cleveland-Cliffs, Inc	720
152,242	e*	Coeur D'alene Mines Corp	598
102,825		Freeport-McMoRan Copper & Gold, Inc (Class A)	3,931
90,813	*	Hecla Mining Co	529
275,374		Newmont Mining Corp	12,229
61,825		Phelps Dodge Corp	6,116
10,647	e	Royal Gold, Inc	194
9,371	e	Southern Peru Copper Corp	442
29,044	*	Stillwater Mining Co	327

		TOTAL METAL MINING	25,086

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.16%
21,015		Blyth, Inc	621

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

43,276		Callaway Golf Co	$584
9,320	*	Daktronics, Inc	232
5,091		Escalade, Inc	68
101,206		Hasbro, Inc	1,961
85,080	*	Identix, Inc	628
26,321	*	Jakks Pacific, Inc	582
26,284	*	K2, Inc	417
17,803	e*	Leapfrog Enterprises, Inc	242
295,308		Mattel, Inc	5,756
18,735	e	Nautilus Group, Inc	453
7,000		Penn Engineering & Manufacturing Corp	127
10,704	*	RC2 Corp	349
6,000		Russ Berrie & Co, Inc	137
16,818	e*	Shuffle Master, Inc	792
4,356	f*	Steinway Musical Instruments, Inc	126
32,225	*	Yankee Candle Co, Inc	1,069

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	14,144

MISCELLANEOUS RETAIL - 1.48%
14,365	*	1-800-Flowers.com, Inc (Class A)	121
8,907	*	AC Moore Arts & Crafts, Inc	257
22,029	e*	Alloy, Inc	178
202,669	e*	Amazon.com, Inc	8,976
34,469	*	Barnes & Noble, Inc	1,112
13,168		Big 5 Sporting Goods Corp	384
4,481		Blair Corp	160
4,920		Blockbuster, Inc (Class B)	43
2,428	e*	Blue Nile, Inc	67
51,929		Borders Group, Inc	1,319
5,000	*	Build-A-Bear Workshop, Inc	176
18,169		Cash America International, Inc	540
14,223	*	Coldwater Creek, Inc	439
269,691		CVS Corp	12,155
19,532	*	Dick's Sporting Goods, Inc	687
28,699	e*	Drugstore.com, Inc	98
355,516	*	eBay, Inc	41,339
12,296		Hancock Fabrics, Inc	128
15,165	*	Hibbett Sporting Goods, Inc	404
11,512	*	Jill (J.) Group, Inc	171
19,587		Longs Drug Stores Corp	540
46,128	*	Marvel Enterprises, Inc	945
90,574		Michaels Stores, Inc	2,715
20,950		MSC Industrial Direct Co (Class A)	754
216,993	*	Office Depot, Inc	3,767
68,415		Omnicare, Inc	2,369
10,952	e*	Overstock.com, Inc	756
7,394	*	Party City Corp	96
3,699	*	PC Connection, Inc	35
5,046	e*	PC Mall, Inc	113
29,723	*	Petco Animal Supplies, Inc	1,173
95,178		Petsmart, Inc	3,382
15,471	e*	Priceline.com, Inc	365
289,247	*	Rite Aid Corp	1,059
7,595	*	Sharper Image Corp	143
23,233	*	Sports Authority, Inc	598
12,380		Stamps.com, Inc	196
337,168		Staples, Inc	11,366
6,238	*	Systemax, Inc	46
96,882		Tiffany & Co	3,097
140,910	*	Toys 'R' Us, Inc	2,884
11,646	*	Valuevision International, Inc (Class A)	162
701,517		Walgreen Co	26,917
7,268		World Fuel Services Corp	362
35,266	*	Zale Corp	1,053

		TOTAL MISCELLANEOUS RETAIL	133,647

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

MOTION PICTURES - 1.37%
24,300	*	Avid Technology, Inc	$1,501
136,235	e	Blockbuster, Inc (Class A)	1,300
4,971		Carmike Cinemas, Inc	181
21,200	*	DreamWorks Animation SKG, Inc (Class A)	795
35,307	*	Hollywood Entertainment Corp	462
1,844,827	*	Liberty Media Corp (Class A)	20,256
45,039		Metro-Goldwyn-Mayer, Inc	535
17,242		Movie Gallery, Inc	329
28,234	e*	NetFlix, Inc	348
9,410	*	Reading International, Inc	79
26,711	e	Regal Entertainment Group (Class A)	554
2,986,956	*	Time Warner, Inc	58,066
1,404,811		Walt Disney Co	39,054

		TOTAL MOTION PICTURES	123,460

NONDEPOSITORY INSTITUTIONS - 2.40%
13,297	*	Accredited Home Lenders Holding Co	661
13,790		Advanta Corp (Class A)	312
59,732	e	American Capital Strategies Ltd	1,992
771,903		American Express Co	43,512
104,147	*	AmeriCredit Corp	2,546
6,017		Asta Funding, Inc	161
8,568		Beverly Hills Bancorp, Inc	87
164,110		Capital One Financial Corp	13,820
42,051	e*	CapitalSource, Inc	1,079
29,400		CharterMac	719
144,565		CIT Group, Inc	6,624
470	*	Citibank West FSB	0
12,101	*	CompuCredit Corp	331
380,200		Countrywide Financial Corp	14,071
7,769	*	Credit Acceptance Corp	198
57,393		Doral Financial Corp	2,827
7,863	*	Encore Capital Group, Inc	187
660,558		Fannie Mae	47,038
5,461		Federal Agricultural Mortgage Corp (Class C)	127
11,187		Financial Federal Corp	439
7,604	*	First Cash Financial Services, Inc	203
11,400	*	First Marblehead Corp	641
469,628		Freddie Mac	34,612
774,442		MBNA Corp	21,832
20,603		MCG Capital Corp	353
20,908	*	Metris Cos, Inc	267
5,250	*	Nelnet, Inc	141
192,120	*	Providian Financial Corp	3,164
301,432		SLM Corp	16,093
2,700		Student Loan Corp	497
2,729	*	United PanAm Financial Corp	52
20,183		Westcorp	927
7,324	*	WFS Financial, Inc	372
10,245	*	World Acceptance Corp	282

		TOTAL NONDEPOSITORY INSTITUTIONS	216,167

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
13,959		Amcol International Corp	280
9,779		Compass Minerals International, Inc	237
70,513		Vulcan Materials Co	3,851

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	4,368

OIL AND GAS EXTRACTION - 1.80%
166,804		Anadarko Petroleum Corp	10,811
215,480		Apache Corp	10,897
1,490	e*	Atlas America, Inc	53
7,034	*	Atwood Oceanics, Inc	366
14,430		Berry Petroleum Co (Class A)	688
106,616		BJ Services Co	4,962

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

14,383	*	Brigham Exploration Co	$129
263,842		Burlington Resources, Inc	11,477
22,823		Cabot Oil & Gas Corp (Class A)	1,010
24,774	*	Cal Dive International, Inc	1,010
11,727	*	Callon Petroleum Co	170
14,541	*	Cheniere Energy, Inc	926
190,511		Chesapeake Energy Corp	3,143
29,595	*	Cimarex Energy Co	1,122
2,869	*	Clayton Williams Energy, Inc	66
26,283	*	Comstock Resources, Inc	580
19,486	*	Delta Petroleum Corp	306
40,045	*	Denbury Resources, Inc	1,099
317,680		Devon Energy Corp	12,364
38,772	e	Diamond Offshore Drilling, Inc	1,553
11,397	*	Edge Petroleum Corp	166
18,529	*	Encore Acquisition Co	647
21,759	*	Energy Partners Ltd	441
99,679		ENSCO International, Inc	3,164
76,927		EOG Resources, Inc	5,490
36,091	*	Forest Oil Corp	1,145
66	*	Forest Oil Corp Wts 02/15/05	0
17,325	e*	FX Energy, Inc	202
77,434	*	Global Industries Ltd	642
120,781	*	Grey Wolf, Inc	637
57,197	*	Hanover Compressor Co	808
29,621	*	Harvest Natural Resources, Inc	512
39,405		Helmerich & Payne, Inc	1,341
9,302	*	Houston Exploration Co	524
37,396	b*	KCS Energy, Inc	553
87,052		Kerr-McGee Corp	5,031
106,134	*	Key Energy Services, Inc	1,252
62,542	*	Magnum Hunter Resources, Inc	807
2,804	e*	Magnum Hunter Resources, Inc Wts 03/21/05	1
233,366		Marathon Oil Corp	8,777
21,672	e*	McMoRan Exploration Co	405
45,561	*	Meridian Resource Corp	276
26,303	*	Mission Resources Corp	154
44,454	*	Newfield Exploration Co	2,625
54,329	*	Newpark Resources, Inc	280
41,761	e	Noble Energy, Inc	2,575
264,253		Occidental Petroleum Corp	15,422
16,172	*	Oceaneering International, Inc	604
61,134	*	Parker Drilling Co	240
48,126		Patina Oil & Gas Corp	1,805
109,232		Patterson-UTI Energy, Inc	2,125
11,819		Penn Virginia Corp	479
3,037	v*	PetroCorp, Inc (Escrow)	0
12,730	*	Petroleum Development Corp	491
164,110		Capital One Financial Corp	13,820
42,051	e*	CapitalSource, Inc	1,079
29,400		CharterMac	719
144,565		CIT Group, Inc	6,624
470	*	Citibank West FSB	0
12,101	*	CompuCredit Corp	331
380,200		Countrywide Financial Corp	14,071
7,769	*	Credit Acceptance Corp	198
57,393		Doral Financial Corp	2,827
7,863	*	Encore Capital Group, Inc	187
660,558		Fannie Mae	47,038
5,461		Federal Agricultural Mortgage Corp (Class C)	127
11,187		Financial Federal Corp	439
7,604	*	First Cash Financial Services, Inc	203
11,400	*	First Marblehead Corp	641
469,628		Freddie Mac	34,612
774,442		MBNA Corp	21,832
20,603		MCG Capital Corp	353
20,908	*	Metris Cos, Inc	267
5,250	*	Nelnet, Inc	141
192,120	*	Providian Financial Corp	3,164
301,432		SLM Corp	16,093

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

2,700		Student Loan Corp	$497
2,729	*	United PanAm Financial Corp	52
20,183		Westcorp	927
7,324	*	WFS Financial, Inc	372
10,245	*	World Acceptance Corp	282

		TOTAL NONDEPOSITORY INSTITUTIONS	216,167

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
13,959		Amcol International Corp	280
9,779		Compass Minerals International, Inc	237
70,513		Vulcan Materials Co	3,851

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	4,368

OIL AND GAS EXTRACTION - 1.80%
166,804		Anadarko Petroleum Corp	10,811
215,480		Apache Corp	10,897
1,490	e*	Atlas America, Inc	53
7,034	*	Atwood Oceanics, Inc	366
14,430		Berry Petroleum Co (Class A)	688
106,616		BJ Services Co	4,962
14,383	*	Brigham Exploration Co	129
263,842		Burlington Resources, Inc	11,477
22,823		Cabot Oil & Gas Corp (Class A)	1,010
24,774	*	Cal Dive International, Inc	1,010
11,727	*	Callon Petroleum Co	170
14,541	*	Cheniere Energy, Inc	926
190,511		Chesapeake Energy Corp	3,143
29,595	*	Cimarex Energy Co	1,122
2,869	*	Clayton Williams Energy, Inc	66
26,283	*	Comstock Resources, Inc	580
19,486	*	Delta Petroleum Corp	306
40,045	*	Denbury Resources, Inc	1,099
317,680		Devon Energy Corp	12,364
38,772	e	Diamond Offshore Drilling, Inc	1,553
11,397	*	Edge Petroleum Corp	166
18,529	*	Encore Acquisition Co	647
21,759	*	Energy Partners Ltd	441
99,679		ENSCO International, Inc	3,164
76,927		EOG Resources, Inc	5,490
36,091	*	Forest Oil Corp	1,145
66	*	Forest Oil Corp Wts 02/15/05	0
17,325	e*	FX Energy, Inc	202
77,434	*	Global Industries Ltd	642
120,781	*	Grey Wolf, Inc	637
57,197	*	Hanover Compressor Co	808
29,621	*	Harvest Natural Resources, Inc	512
39,405		Helmerich & Payne, Inc	1,341
9,302	*	Houston Exploration Co	524
37,396	b*	KCS Energy, Inc	553
87,052		Kerr-McGee Corp	5,031
106,134	*	Key Energy Services, Inc	1,252
62,542	*	Magnum Hunter Resources, Inc	807
2,804	e*	Magnum Hunter Resources, Inc Wts 03/21/05	1
233,366		Marathon Oil Corp	8,777
21,672	e*	McMoRan Exploration Co	405
45,561	*	Meridian Resource Corp	276
26,303	*	Mission Resources Corp	154
44,454	*	Newfield Exploration Co	2,625
54,329	*	Newpark Resources, Inc	280
41,761	e	Noble Energy, Inc	2,575
264,253		Occidental Petroleum Corp	15,422
16,172	*	Oceaneering International, Inc	604
61,134	*	Parker Drilling Co	240
48,126		Patina Oil & Gas Corp	1,805
109,232		Patterson-UTI Energy, Inc	2,125
11,819		Penn Virginia Corp	479
3,037	v*	PetroCorp, Inc (Escrow)	0

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

12,730	*	Petroleum Development Corp	$491
100,749		Pioneer Natural Resources Co	3,536
54,017	*	Plains Exploration & Production Co	1,404
47,219		Pogo Producing Co	2,290
74,186	e*	Pride International, Inc	1,524
21,140	e*	Quicksilver Resources, Inc	778
47,387		Range Resources Corp	970
15,796	*	Remington Oil & Gas Corp	430
69,406		Rowan Cos, Inc	1,798
6,700		RPC, Inc	168
12,164	*	Seacor Smit, Inc	650
23,700	*	Southwestern Energy Co	1,201
18,891	*	Spinnaker Exploration Co	663
20,293		St. Mary Land & Exploration Co	847
17,200	*	Stone Energy Corp	776
42,756	*	Superior Energy Services, Inc	659
20,865	*	Swift Energy Co	604
18,196	*	Syntroleum Corp	146
14,464	*	Tetra Technologies, Inc	409
39,794		Tidewater, Inc	1,417
19,620	*	Todco	361
14,065	*	Transmontaigne, Inc	86
25,539	*	Unit Corp	976
174,688		Unocal Corp	7,554
63,751	e*	Varco International, Inc	1,858
33,448	*	Veritas DGC, Inc	750
36,700		Vintage Petroleum, Inc	833
20,558	*	W-H Energy Services, Inc	460
22,920	*	Whiting Petroleum Corp	693
169,165		XTO Energy, Inc	5,985

		TOTAL OIL AND GAS EXTRACTION	162,179

PAPER AND ALLIED PRODUCTS - 0.70%
77,926		Bemis Co	2,267
36,328		Bowater, Inc	1,597
19,035	*	Buckeye Technologies, Inc	248
18,440	*	Caraustar Industries, Inc	310
12,643		Chesapeake Corp	343
18,726		Glatfelter	286
43,223	*	Graphic Packaging Corp	311
8,497		Greif, Inc (Class A)	476
329,738		International Paper Co	13,849
343,604		Kimberly-Clark Corp	22,613
34,200		Longview Fibre Co	620
133,040		MeadWestvaco Corp	4,509
10,278	e	Neenah Paper, Inc	335
57,730		OfficeMax, Inc	1,812
43,057		Packaging Corp of America	1,014
105,634	*	Pactiv Corp	2,671
22,544	*	Playtex Products, Inc	180
10,400		Pope & Talbot, Inc	178
19,101		Potlatch Corp	966
19,151		Rock-Tenn Co (Class A)	290
9,960		Schweitzer-Mauduit International, Inc	338
177,695	*	Smurfit-Stone Container Corp	3,319
68,338		Sonoco Products Co	2,026
36,338		Temple-Inland, Inc	2,486
29,954		Wausau-Mosinee Paper Corp	535

		TOTAL PAPER AND ALLIED PRODUCTS	63,579

PERSONAL SERVICES - 0.18%
25,927	b*	Alderwoods Group, Inc	295
5,708		Angelica Corp	154
81,987		Cintas Corp	3,596
13,900	*	Coinstar, Inc	373
11,172		G & K Services, Inc (Class A)	485
117,055		H & R Block, Inc	5,736

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

24,600		Jackson Hewitt Tax Service, Inc	$621
31,111		Regis Corp	1,436
244,093	*	Service Corp International	1,818
5,886		Unifirst Corp	166
27,863	e*	Weight Watchers International, Inc	1,144

		TOTAL PERSONAL SERVICES	15,824

PETROLEUM AND COAL PRODUCTS - 4.22%
51,126		Amerada Hess Corp	4,212
46,067		Ashland, Inc	2,689
1,463,206		ChevronTexaco Corp	76,833
468,918		ConocoPhillips	40,716
12,762		ElkCorp	437
4,465,934		ExxonMobil Corp	228,924
17,100		Frontier Oil Corp	456
6,887	*	Giant Industries, Inc	183
21,762	e*	Headwaters, Inc	620
13,194		Holly Corp	368
42,766		Lubrizol Corp	1,576
132,498	e	Lyondell Chemical Co	3,832
56,586		Murphy Oil Corp	4,552
26,301		Premcor, Inc	1,109
51,084		Sunoco, Inc	4,174
50,274	*	Tesoro Corp	1,602
173,282		Valero Energy Corp	7,867
11,064		WD-40 Co	314

		TOTAL PETROLEUM AND COAL PRODUCTS	380,464

PRIMARY METAL INDUSTRIES - 0.59%
80,467	*	AK Steel Holding Corp	1,164
594,198		Alcoa, Inc	18,670
8,838	*	Aleris International, Inc	150
62,893		Allegheny Technologies, Inc	1,363
105,549	*	Andrew Corp	1,439
34,639		Belden CDT, Inc	804
12,468	*	Brush Engineered Materials, Inc	231
18,186		Carpenter Technology Corp	1,063
20,400	*	Century Aluminum Co	536
34,900	*	CommScope, Inc	660
12,732		Curtiss-Wright Corp	731
12,102	*	Encore Wire Corp	161
88,067		Engelhard Corp	2,701
34,577	*	General Cable Corp	479
15,238		Gibraltar Industries, Inc	360
10,700	*	International Steel Group, Inc	434
21,246	*	Lone Star Technologies, Inc	711
20,870		Matthews International Corp (Class A)	768
28,043	*	Maverick Tube Corp	850
22,967		Mueller Industries, Inc	740
8,698		NN, Inc	115
23,177	*	NS Group, Inc	644
104,464		Nucor Corp	5,468
34,609	*	Oregon Steel Mills, Inc	702
42,602		Precision Castparts Corp	2,798
10,605		Quanex Corp	727
13,736	*	RTI International Metals, Inc	282
21,041		Ryerson Tull, Inc	331
12,707		Schnitzer Steel Industries, Inc (Class A)	431
24,800		Steel Dynamics, Inc	939
6,503		Steel Technologies, Inc	179
13,769		Texas Industries, Inc	859
4,245	*	Titanium Metals Corp	102
19,782		Tredegar Corp	400
75,214	e	United States Steel Corp	3,855
3,889	*	Wheeling-Pittsburgh Corp	150
44,770		Worthington Industries, Inc	877

		TOTAL PRIMARY METAL INDUSTRIES	52,874

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

PRINTING AND PUBLISHING - 0.81%
40,983		American Greetings Corp (Class A)	$1,039
16,219		Banta Corp	726
64,183		Belo (A.H.) Corp Series A	1,684
22,675		Bowne & Co, Inc	369
7,510	*	Consolidated Graphics, Inc	345
4,178		Courier Corp	217
4,379		CSS Industries, Inc	139
34,900		Dex Media, Inc	871
38,159		Dow Jones & Co, Inc	1,643
10,318		Ennis, Inc	199
40,998		EW Scripps Co	1,979
174,453		Gannett Co, Inc	14,253
18,220		Harland (John H.) Co	658
38,081		Harte-Hanks, Inc	989
37,205		Hollinger International, Inc	583
13,084		Journal Communications, Inc	236
32,392	*	Journal Register Co	626
53,139		Knight Ridder, Inc	3,557
29,295		Lee Enterprises, Inc	1,350
15,352	e*	Martha Stewart Living Omnimedia, Inc (Class A)	446
11,981		McClatchy Co (Class A)	860
131,084		McGraw-Hill Cos, Inc	11,999
16,835		Media General, Inc (Class A)	1,091
25,103		Meredith Corp	1,361
102,940		New York Times Co (Class A)	4,200
12,663	*	Playboy Enterprises, Inc (Class B)	156
99,645	*	Primedia, Inc	379
5,064		Pulitzer, Inc	328
142,933		R.R. Donnelley & Sons Co	5,044
80,184		Reader's Digest Association, Inc (Class A)	1,115
19,634	*	Scholastic Corp	726
9,980		Standard Register Co	141
6,503		Thomas Nelson, Inc	147
171,079		Tribune Co	7,209
37,177	*	Valassis Communications, Inc	1,302
3,674		Washington Post Co (Class B)	3,612
31,809		Wiley (John) & Sons, Inc (Class A)	1,108

		TOTAL PRINTING AND PUBLISHING	72,687

RAILROAD TRANSPORTATION - 0.47%
534,764	*	ADC Telecommunications, Inc	1,433
255,684		Burlington Northern Santa Fe Corp	12,096
148,008		CSX Corp	5,932
13,848		Florida East Coast Industries	625
12,282	*	Genesee & Wyoming, Inc (Class A)	345
40,911	*	Kansas City Southern Industries, Inc	725
265,817		Norfolk Southern Corp	9,620
177,072		Union Pacific Corp	11,908

		TOTAL RAILROAD TRANSPORTATION	42,684

REAL ESTATE - 0.10%
3,890	e*	Avatar Holdings, Inc	187
67,983		Catellus Development Corp	2,080
16,900	*	CB Richard Ellis Group, Inc	567
3,777		Consolidated-Tomoka Land Co	162
1,040	b*	Crescent Operating, Inc	0
21,334		Forest City Enterprises, Inc (Class A)	1,228
20,670	*	Jones Lang LaSalle, Inc	773
14,760		LNR Property Corp	929
1,576	*	Orleans Homebuilders, Inc	31
35,484		St. Joe Co	2,278
69,610	*	Stewart Enterprises, Inc (Class A)	487
20,205	*	Trammell Crow Co	366

		TOTAL REAL ESTATE	9,088

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.25%
14,740	*	Applied Films Corp	$318
25,885		Aptargroup, Inc	1,366
7,500		Bandag, Inc	374
43,200		Cooper Tire & Rubber Co	931
11,308	e*	Deckers Outdoor Corp	531
100,072	e*	Goodyear Tire & Rubber Co	1,467
17,633	*	Jarden Corp	766
15,814		Myers Industries, Inc	202
111,272		Nike, Inc (Class B)	10,091
1		Packaging Dynamics Corp	0
5,011		Quixote Corp	102
34,372		Reebok International Ltd	1,512
19,270		Schulman (A.), Inc	413
56,400	*	Sealed Air Corp	3,004
19,752	*	Skechers U.S.A., Inc (Class A)	256
16,232		Spartech Corp	440
6,660	*	Trex Co, Inc	349
34,021		Tupperware Corp	705

		TOTAL RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS	22,827

SECURITY AND COMMODITY BROKERS - 2.09%
57,546		A.G. Edwards, Inc	2,487
19,239	e*	Affiliated Managers Group, Inc	1,303
155,078	*	Ameritrade Holding Corp	2,205
71,632		Bear Stearns Cos, Inc	7,329
3,966		BKF Capital Group, Inc	150
13,002		Blackrock, Inc	1,005
9,331		Calamos Asset Management, Inc (Class A)	252
675,091		Charles Schwab Corp	8,074
22,814		Chicago Mercantile Exchange	5,218
241,010	*	E*Trade Financial Corp	3,603
46,010		Eaton Vance Corp	2,399
60,511		Federated Investors, Inc (Class B)	1,840
110,104		Franklin Resources, Inc	7,669
4,284	e	Gabelli Asset Management, Inc (Class A)	208
222,932		Goldman Sachs Group, Inc	23,194
3,247		Greenhill & Co, Inc	93
82,050	*	Instinet Group, Inc	495
30,908	*	Investment Technology Group, Inc	618
43,051	e	Investors Financial Services Corp	2,152
159,488		Janus Capital Group, Inc	2,681
32,917		Jefferies Group, Inc	1,326
75,214	*	Knight Trading Group, Inc	824
33,904	e*	LaBranche & Co, Inc	304
68,616		Legg Mason, Inc	5,027
187,057		Lehman Brothers Holdings, Inc	16,364
2,900	*	MarketAxess Holdings, Inc	49
656,024		Merrill Lynch & Co, Inc	39,211
748,832		Morgan Stanley	41,575
12,678		Nuveen Investments, Inc	500
12,768	*	Piper Jaffray Cos	612
39,943		Raymond James Financial, Inc	1,237
7,737		Sanders Morris Harris Group, Inc	138
46,031		SEI Investments Co	1,930
4,676	*	Stifel Financial Corp	98
9,972		SWS Group, Inc	219
74,863		T Rowe Price Group, Inc	4,656
800		Value Line, Inc	31
53,867		Waddell & Reed Financial, Inc (Class A)	1,287

		TOTAL SECURITY AND COMMODITY BROKERS	188,363

SOCIAL SERVICES - 0.01%
8,555	*	Bright Horizons Family Solutions, Inc	554
11,299	*	Res-Care, Inc	172

		TOTAL SOCIAL SERVICES	726

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

SPECIAL TRADE CONTRACTORS - 0.03%
8,104		Chemed Corp	$544
24,926	*	Comfort Systems U.S.A., Inc	191
31,957	*	Dycom Industries, Inc	975
9,811	*	EMCOR Group, Inc	443
21,312	e*	Integrated Electrical Services, Inc	103
6,386	*	Layne Christensen Co	116
11,126	e*	Matrix Service Co	90
63,200	*	Quanta Services, Inc	506

		TOTAL SPECIAL TRADE CONTRACTORS	2,968

STONE, CLAY, AND GLASS PRODUCTS - 0.17%
5,262		Ameron International Corp	199
6,376	*	Anchor Glass Container Corp	43
16,062		Apogee Enterprises, Inc	215
16,090	*	Cabot Microelectronics Corp	644
8,227		CARBO Ceramics, Inc	568
944,921	*	Corning, Inc	11,122
6,672		Eagle Materials, Inc	576
5,959		Eagle Materials, Inc (Class B)	502
20,159		Florida Rock Industries, Inc	1,200
8,851		Libbey, Inc	197
13,706	*	U.S. Concrete, Inc	105

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	15,371

TOBACCO PRODUCTS - 1.12%
1,398,612		Altria Group, Inc	85,455
41,005		Loews Corp (Carolina Group)	1,187
103,471		Reynolds American, Inc	8,133
18,711		Universal Corp (Virginia)	895
111,037		UST, Inc	5,342
15,978	e	Vector Group Ltd	266

		TOTAL TOBACCO PRODUCTS	101,278

TRANSPORTATION BY AIR - 0.42%
54,776	*	Airtran Holdings, Inc	586
19,378	e*	Alaska Air Group, Inc	649
22,765	e*	America West Holdings Corp (Class B)	150
104,343	e*	AMR Corp	1,143
42,985	e*	Continental Airlines, Inc (Class B)	582
71,476	e*	Delta Air Lines, Inc	535
24,278	*	ExpressJet Holdings, Inc	313
203,849		FedEx Corp	20,077
29,386	e*	FLYi, Inc	52
13,946	*	Forward Air Corp	623
22,974	*	Frontier Airlines, Inc	262
63,925	e*	JetBlue Airways Corp	1,484
20,555	e*	Mesa Air Group, Inc	163
70,667	e*	Northwest Airlines Corp	772
15,990	*	Offshore Logistics, Inc	519
12,573	*	Pinnacle Airlines Corp	175
3,233	*	Republic Airways Holdings, Inc	43
44,967		Skywest, Inc	902
536,553		Southwest Airlines Co	8,735

		TOTAL TRANSPORTATION BY AIR	37,765

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account
SHARES			VALUE (000)

TRANSPORTATION EQUIPMENT - 2.55%
20,412	*	AAR Corp	$278
7,665	*	Aftermarket Technology Corp	123
35,285		American Axle & Manufacturing Holdings, Inc	1,082
9,760		Arctic Cat, Inc	259
50,724		ArvinMeritor, Inc	1,135
63,199		Autoliv, Inc	3,053
53,496	*	BE Aerospace, Inc	623
577,404		Boeing Co	29,883
62,093		Brunswick Corp	3,074
16,587		Clarcor, Inc	908
9,152		Coachmen Industries, Inc	159
2,662		Curtiss-Wright Corp (Class B)	150
110,843		Dana Corp	1,921
319,117		Delphi Corp	2,878
4,714	*	Ducommun, Inc	98
31,335		Federal Signal Corp	553
53,000	*	Fleetwood Enterprises, Inc	713
1,190,419		Ford Motor Co	17,428
32,857	e*	GenCorp, Inc	610
135,043		General Dynamics Corp	14,125
315,086	e	General Motors Corp	12,622
56,409		Gentex Corp	2,088
115,970		Genuine Parts Co	5,110
78,090		Goodrich Corp	2,549
3,737		Greenbrier Cos, Inc	126
203,085		Harley-Davidson, Inc	12,337
24,452	*	Hayes Lemmerz International, Inc	216
12,625		Heico Corp	285
791		Heico Corp (Class A)	14
585,924		Honeywell International, Inc	20,748
14,000		Kaman Corp (Class A)	177
254,139		Lockheed Martin Corp	14,117
5,605		Marine Products Corp	146
14,500	*	Mascotech (Escrow)	0
21,622		Monaco Coach Corp	445
45,769	*	Navistar International Corp	2,013
4,114		Noble International Ltd	84
245,462		Northrop Grumman Corp	13,343
23,252		Oshkosh Truck Corp	1,590
118,606		Paccar, Inc	9,545
28,868		Polaris Industries, Inc	1,964
4,041	*	Sequa Corp (Class A)	247
13,568	*	Sports Resorts International, Inc	39
7,858		Standard Motor Products, Inc	124
2,112	*	Strattec Security Corp	132
14,833	e	Superior Industries International, Inc	431
21,094	*	Teledyne Technologies, Inc	621
35,303	*	Tenneco Automotive, Inc	609
81,026		Textron, Inc	5,980
23,700		Thor Industries, Inc	878
23,772		Trinity Industries, Inc	810
10,281	*	Triumph Group, Inc	406
25,548	*	TRW Automotive Holdings Corp	529
35,556	*	United Defense Industries, Inc	1,680
351,090		United Technologies Corp	36,285
86,454		Visteon Corp	845
18,200	*	Wabash National Corp	490
25,748		Westinghouse Air Brake Technologies Corp	549
16,827		Winnebago Industries, Inc	657

		TOTAL TRANSPORTATION EQUIPMENT	229,884

TRANSPORTATION SERVICES - 0.14%
5,186		Ambassadors Group, Inc	185
56,400		C.H. Robinson Worldwide, Inc	3,131
23,173	*	EGL, Inc	693
73,305		Expeditors International of Washington, Inc	4,096
31,949		GATX Corp	944
4,875	*	HUB Group, Inc	255
9,115	*	Navigant International, Inc	111
23,950	*	Pacer International, Inc	509
24,568	*	RailAmerica, Inc	321
90,732		Sabre Holdings Corp	2,011

		TOTAL TRANSPORTATION SERVICES	12,256

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

TRUCKING AND WAREHOUSING - 0.50%
14,200		Arkansas Best Corp	$637
5,600	*	Central Freight Lines, Inc	35
32,993		CNF, Inc	1,653
5,739	*	Covenant Transport, Inc (Class A)	119
29,892		Heartland Express, Inc	672
37,610		Hunt (J.B.) Transport Services, Inc	1,687
19,320	*	Landstar System, Inc	1,423
5,926	*	Marten Transport Ltd	135
10,962	*	Old Dominion Freight Line	381
18,272		Overnite Corp	680
4,234	*	P.A.M. Transportation Services	79
5,401	*	Quality Distribution, Inc	46
9,635	*	SCS Transportation, Inc	225
13,200	*	Sirva, Inc	254
35,089	*	Swift Transportation Co, Inc	754
3,746	*	U.S. Xpress Enterprises, Inc (Class A)	110
390,725		United Parcel Service, Inc (Class B)	33,391
20,822		USF Corp	790
31,232		Werner Enterprises, Inc	707
31,628	*	Yellow Roadway Corp	1,762

		TOTAL TRUCKING AND WAREHOUSING	45,540

WATER TRANSPORTATION - 0.04%
32,600		Alexander & Baldwin, Inc	1,383
9,194	*	Gulfmark Offshore, Inc	205
3,931	*	Hornbeck Offshore Services, Inc	76
16,554	*	Kirby Corp	735
21,240		Overseas Shipholding Group, Inc	1,172
7,805	*	Seabulk International, Inc	95

		TOTAL WATER TRANSPORTATION	3,666

WHOLESALE TRADE-DURABLE GOODS - 1.86%
4,709	*	1-800 Contacts, Inc	104
9,868	e	Action Performance Cos, Inc	108
64,378		Adesa, Inc	1,366
18,374		Agilysys, Inc	315
8,151	*	Alliance Imaging, Inc	92
20,557		Anixter International, Inc	740
16,843		Applied Industrial Technologies, Inc	461
75,720	*	Arrow Electronics, Inc	1,840
10,900	*	Audiovox Corp (Class A)	172
21,075	*	Aviall, Inc	484
79,392	*	Avnet, Inc	1,448
9,677		Barnes Group, Inc	257
13,460	*	BioVeris Corp	98
36,704		BorgWarner, Inc	1,988
12,513	*	Brightpoint, Inc	245
24,120		Carlisle Cos, Inc	1,566
42,451		CDW Corp	2,817
2,198		Compx International, Inc	36
8,641	*	Department 56, Inc	144
13,898	*	Digi International, Inc	239
14,920	*	Global Imaging Systems, Inc	589
15,400		Handleman Co	331
45,500		Hughes Supply, Inc	1,472
88,400		IKON Office Solutions, Inc	1,022
10,795	*	Imagistics International, Inc	363
79,200	*	Ingram Micro, Inc (Class A)	1,647
31,360	*	Insight Enterprises, Inc	644
5,978	*	Insurance Auto Auctions, Inc	134
5,105	e*	INTAC International	66
2,025,809		Johnson & Johnson	128,477
9,849	*	Keystone Automotive Industries, Inc	229
23,883		Knight Transportation, Inc	592

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

SHARES			VALUE (000)

3,000		Lawson Products, Inc	$151
9,455	*	LKQ Corp	190
32,342		Martin Marietta Materials, Inc	1,735
7,114	e*	Merge Technologies, Inc	158
11,413		Metal Management, Inc	307
27,850	*	Microtek Medical Holdings, Inc	113
20,159	*	Navarre Corp	355
25,667		Owens & Minor, Inc	723
86,354	e*	Patterson Cos, Inc	3,747
37,424		Pep Boys-Manny Moe & Jack	639
44,376	*	PSS World Medical, Inc	555
18,275		Reliance Steel & Aluminum Co	712
77,400	*	Safeguard Scientifics, Inc	164
8,126	*	Scansource, Inc	505
34,569		SCP Pool Corp	1,103
12,826	*	TBC Corp	357
37,971	*	Tech Data Corp	1,724
253	*	Timco Aviation Services, Inc	0
808	*	Timco Aviation Services, Inc Wts 02/27/07	0
50,821		W.W. Grainger, Inc	3,386
14,432		Watsco, Inc	508
11,623	*	WESCO International, Inc	345
47,999	*	Zoran Corp	556

		TOTAL WHOLESALE TRADE-DURABLE GOODS	168,119

WHOLESALE TRADE-NONDURABLE GOODS - 0.73%
27,607		Acuity Brands, Inc	878
8,800		Advanced Marketing Services, Inc	89
39,300		Airgas, Inc	1,042
17,740	*	Allscripts Healthcare Solutions, Inc	189
77,309		AmerisourceBergen Corp	4,536
41,630		Brown-Forman Corp (Class B)	2,027
295,520		Cardinal Health, Inc	17,184
7,941	e*	Central European Distribution Corp	235
26,408		Chiquita Brands International, Inc	583
29,525		DIMON, Inc	198
30,418	*	Endo Pharmaceuticals Holdings, Inc	639
11,498		Getty Realty Corp	330
16,652	*	Hain Celestial Group, Inc	344
30,583	*	Henry Schein, Inc	2,130
5,403		Kenneth Cole Productions, Inc (Class A)	167
2,095	*	Maui Land & Pineapple Co	82
199,855		McKesson Corp	6,287
21,820	*	Men's Wearhouse, Inc	697
13,078	*	Metals USA, Inc	243
7,977		Nash Finch Co	301
34,058		Nu Skin Enterprises, Inc (Class A)	864
4,082	*	Nuco2, Inc	91
38,900	*	Performance Food Group Co	1,047
41,234		Perrigo Co	712
3,510	*	Perry Ellis International, Inc	71
5,570	f,v*	Priority Healthcare Corp (Class A)	121
17,504	*	Priority Healthcare Corp (Class B)	381
2,829	*	Provide Commerce, Inc	105
18,708		Russell Corp	364
15,116	*	School Specialty, Inc	583
8,100	*	Smart & Final, Inc	117
6,681		Standard Commercial Corp	130
25,507		Stride Rite Corp	285
88,799		Supervalu, Inc	3,065
441,032		Sysco Corp	16,834
20,163	*	Tractor Supply Co	750
25,672	*	United Natural Foods, Inc	798
24,630	*	United Stationers, Inc	1,138

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	65,637

		TOTAL COMMON STOCKS
		(Cost $7,389,607)	8,987,841

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account
				MATURITY
PRINCIPAL			RATE	DATE	VALUE (000)

SHORT TERM INVESTMENTS - 2.75%
COMMERCIAL PAPER - 1.20%
$10,000,000	c	Beta Finance, Inc	2.340	02/25/05	$9,963
10,000,000	c	BMW US Capital Corp	2.150	01/03/05	9,998
11,000,000	c	CC (USA), Inc	2.290	02/08/05	10,972
14,000,000	c	Fortune Brands	2.160	02/07/05	13,965
14,000,000		General Electric Capital Corp	2.310	02/09/05	13,964
11,600,000	c	Govco Incorporated	2.400	03/17/05	11,540
10,000,000	c	Proctor & Gamble	2.240	02/01/05	9,979
14,000,000		Sigma Finance, Inc	2.530	04/26/05	13,887
14,000,000		UBS Finance, (Delaware), Inc	2.300	01/06/05	13,995

		TOTAL COMMERCIAL PAPER			108,263

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.55%
9,804,000		Federal Home Loan Bank (FHLB)	1.000	01/03/05	9,802
45,000,000		Federal National Mortgage Association (FNMA)	1.140	01/03/05	44,992
26,168,000	d		1.240	01/07/05	26,157
20,000,000	d		2.160	01/12/05	19,986
15,000,000			2.170	01/18/05	14,984
15,000,000			2.450	04/13/05	14,892
8,682,000			2.480	04/29/05	8,610

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			139,423

		TOTAL SHORT TERM INVESTMENTS
		(Cost $247,715)			247,686

		TOTAL PORTFOLIO - 102.40%
		(Cost $7,637,421)			9,235,739
		OTHER ASSETS AND LIABILITIES, NET - (2.40%)			(216,750)

		NET ASSETS - 100.00%			$9,018,989

*	Non-income producing
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements
on open futures contracts.
e	All or a portion of these securities are out on loan.
f	Restricted securities - Investment in securities not registered under the
Securities Act of 1933 or not publicly traded in foreign markets.
At December 31, 2004, the value of theses securities amounted to
$246 or 0.00% of net assets.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

Restricted securities held by the Account are as follows:

SECURITY	ACQUISTION DATE	ACQUISITION COST	VALUE
McLeod (Escrow)	05/14/02	$-	$-
National Health Investors, Inc	01/10/01	30,000	125,000
Priority Healthcare Corp (Clas	01/04/99	67,236	121,000
Wiltel Communications Group	12/04/03	-	0

		$97,236	$246,000

Open Futures Contracts:

	Number of	Market	Expiration	Unrealized
	Contracts	Value	Date	Gain

E-mini S&P 500 Index	344	$20,875,640	March 2005	$43,400
E-mini Russell 2000 Index	55	3,596,725	March 2005	28,692

Total				$72,092

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

COLLEGE RETIREMENT EQUITIES FUND STATEMENT OF INVESTMENTS BOND MARKET ACCOUNT December 31, 2004
				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

BONDS - 98.42%
CORPORATE BONDS - 27.74%
AGRICULTURAL SERVICES - 0.10%
$ 5,500,000	g	Yara International ASA Note	5.250	12/15/14	Baa2	$5,535

		TOTAL AGRICULTURAL SERVICES				5,535

AMUSEMENT AND RECREATION SERVICES - 0.08%
2,000,000		Caesars Entertainment, Inc (Sr Note)	7.000	04/15/13	Ba1	2,205
2,000,000		Park Place Entertainment Corp (Sr Sub note)	7.875	03/15/10	Ba2	2,253

		TOTAL AMUSEMENT AND RECREATION SERVICES				4,458

AUTO REPAIR, SERVICES AND PARKING - 0.06%
3,000,000		PHH Corp Note	7.125	03/01/13	Baa1	3,366

		TOTAL AUTO REPAIR, SERVICES AND PARKING				3,366

ASSET BACKED - 2.09%
7,600,000		Chase Funding Mortgage Loan Series 2004-2 (Class A2)	3.777	01/25/22	Aaa	7,563
1,375,000		Chase Funding Mortgage Loan Series 2004-2 (Class B1)	5.700	02/25/34	Baa2	1,336
3,500,000		Chase Funding Mortgage Loan Series 2004-2 (Class M1)	5.700	02/25/34	Aa2	3,531
1,750,000		Chase Funding Mortgage Loan Series 2004-2 (Class M2)	5.700	02/25/34	A2	1,725
6,000,000		CIT Group Home Equity Loan Trust Series 2002-1 (Class Af6)	6.200	02/25/30	Aaa	6,306
8,298,901		Countrywide Home Equity Loan Trust Series 2004-B (Class A1)	2.623	02/15/29	Aaa	8,299
7,736,073		Countrywide Securites Series 2004-3N (Class N3)	2.618	05/25/09	Aaa	7,722
10,000,000		Detroit Edison Securitization Funding Llc Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	10,451
10,000,000	v	Golden Securities Corp Seires 2003-A (Class A1)	1.950	12/02/13	Aaa	10,004
1,397,234		Nissan Auto Receivables Owner Trust Series 2001-C (Class A4)	4.800	02/15/07	Aaa	1,400
8,000,000		Peco Energy Transition Trust Series 1999-A (Class A6)	6.050	03/01/09	Aaa	8,311
10,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	10,693
9,639,206		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	10,017
12,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	2.801	11/25/34	Aa1	12,000
1,803,074		Residential Asset Securities Corp Series 1999-KS2 (Class A19)	7.150	07/25/30	Aaa	1,830
8,245,497		Residential Asset Securities Corp Series 2000-KS4 (Class A16)	7.435	09/25/31	Aaa	8,475
1,821,562		Residential Asset Securities Corp Series 2001-KS2 (Class A16)	6.489	10/25/30	Aaa	1,905
1,411,968		Saxon Asset Securities Trust Series 1999-3 (Class AF6)	7.525	06/25/14	Aaa	1,431

		TOTAL ASSET BACKED				112,999

BUSINESS SERVICES - 0.19%
2,000,000		Advanstar Communications, Inc	10.750	08/15/10	B3	2,258
4,000,000		Cendant Corp (Sr Note)	7.375	01/15/13	Baa1	4,620
3,500,000		Equifax, Inc	6.300	07/01/05	Baa1	3,555

		TOTAL BUSINESS SERVICES				10,433

CHEMICALS AND ALLIED PRODUCTS - 0.73%
10,000,000		Abbott Labs Note	5.625	07/01/06	A1	10,351
2,500,000	g	Clorox Co Note	5.000	01/15/15	A3	2,547
3,000,000		Du Pont EI de Nemours & Co Note	4.750	11/15/12	Aa3	3,059
2,000,000		Equistar Chemicals LP/Equistar Funding Corp (Sr Note)	10.625	05/01/11	B2	2,320
1,500,000		Gillette Co/The (Sr Note)	4.125	08/30/07	Aa3	1,521
2,500,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	2,496
5,000,000	e	Merck & Co, Inc	4.375	02/15/13	Aa2	4,888
2,000,000		Merck & Co, Inc Deb	5.950	12/01/28	Aaa	2,069
5,000,000		Pharmacia Corp Note	5.750	12/01/05	Aaa	5,122
2,000,000		Procter & Gamble Co Bond	5.800	08/15/34	Aa3	2,113

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 3,000,000		Procter & Gamble Co Note	4.950	08/15/14	Aa3	$3,072

		TOTAL CHEMICALS AND ALLIED PRODUCTS				39,558

COMMUNICATIONS - 2.47%
171,001		AT&T Corp (Guarantee Note)	8.375	03/15/13	Baa3	211
3,000,000		AT&T Corp (Sr Note)	8.050	11/15/11	Ba1	3,454
4,000,000		AT&T Wireless Services, Inc (Sr Note)	7.875	03/01/11	Baa2	4,708
4,750,000		AT&T Wireless Services, Inc (Sr Note)	8.750	03/01/31	Baa2	6,404
5,000,000		BellSouth Telecommunication Note	6.500	06/15/05	Aa3	5,084
7,500,000		British Telecommunications plc Bond	8.875	12/15/30	Baa1	10,018
2,250,000		Clear Channel Communications, Inc (Sr Note)	5.750	01/15/13	Baa3	2,325
7,250,000		Comcast Corp (Guarantee Note)	6.500	01/15/15	Baa3	8,047
2,750,000	e	Comcast Corp Bond	7.050	03/15/33	Baa3	3,142
2,000,000	g	COX Communications, Inc Note	4.625	01/15/10	Baa3	2,000
4,250,000		Cox Communications, Inc Note	4.625	06/01/13	Baa2	4,071
8,000,000	g	COX Communications, Inc Note	5.450	12/15/14	Baa3	8,019
2,500,000	g	COX Enterprises, Inc Note	4.375	05/01/08	Baa1	2,498
4,000,000		Deutsche Telekom International Finance BV (Guarantee Note)	8.750	06/15/30	Baa1	5,269
4,250,000		France Telecom Note	8.500	03/01/11	Baa2	5,068
1,000,000		Gray Television, Inc (Guarantee Note)	9.250	12/15/11	B2	1,120
1,150,000		GTE Corp Deb	6.840	04/15/18	A3	1,301
5,000,000		GTE North, Inc Deb	5.650	11/15/08	A1	5,259
500,000	g	Rogers Cable, Inc (Sec Note)	6.750	03/15/15	Ba3	511
2,500,000	g	Rogers Wireless Communications, Inc (Sec Note)	7.500	03/15/15	Ba3	2,638
1,500,000		SBC Communications, Inc Note	4.125	09/15/09	A2	1,497
9,500,000		SBC Communications, Inc Note	5.100	09/15/14	A2	9,588
1,900,000	e	SBC Communications, Inc Note	6.150	09/15/34	A2	1,954
2,750,000		Sprint Capital Corp (Guarantee Note)	7.625	01/30/11	Baa3	3,193
4,000,000		Sprint Capital Corp (Guarantee Note)	6.900	05/01/19	Baa3	4,466
4,500,000		Sprint Capital Corp (Guarantee Note)	6.875	11/15/28	Baa3	4,926
4,000,000		Sprint Capital Corp Note	8.375	03/15/12	Baa3	4,876
13,500,000		Verizon Virginia, Inc Deb	4.625	03/15/13	Aa3	13,137
5,000,000		Verizon Wireless Capital LLC Note	5.375	12/15/06	A3	5,179
2,000,000		Vodafone Group plc Note	3.950	01/30/08	A2	2,016
2,000,000		Vodafone Group plc Note	5.000	12/16/13	A2	2,032

		TOTAL COMMUNICATIONS				134,011

DEPOSITORY INSTITUTIONS - 3.17%
4,500,000		Bank of America Corp (Sr Note)	5.875	02/15/09	Aa2	4,829
4,500,000		Bank of America Corp (Sr Note)	4.875	01/15/13	Aa2	4,580
4,250,000	e	Bank of America Corp (Sr Note)	5.375	06/15/14	Aa2	4,428
3,000,000		Bank of America Corp (Sr. Note)	3.375	02/17/09	Aa2	2,937
4,000,000		Bank of America Corp (Sub Note)	7.400	01/15/11	Aa3	4,640
6,500,000	e	Bank of America Corp (Sub Note)	4.750	08/15/13	Aa3	6,514
7,000,000		Bank One NA Illinois Note	5.500	03/26/07	Aa2	7,299
5,000,000		Bank One NA Illinois Note	3.700	01/15/08	Aa2	4,999
4,000,000		BB & T Corp (Sub Note)	6.500	08/01/11	A2	4,459
25,165,000	d,g	Citigroup, Inc (Sub Note)	5.000	09/15/14	Aa2	25,263
8,500,000		Citigroup, Inc Note	4.125	06/30/05	Aa1	8,555
3,000,000		Golden West Financial Corp (Sr Note)	4.125	08/15/07	A1	3,037
3,500,000		Golden West Financial Corp (Sr Note)	4.750	10/01/12	A1	3,525
2,000,000		Greenpoint Financial Corp (Sr Note)	3.200	06/06/08	A2	1,951
7,000,000		JP Morgan Chase & Co (Sub Note)	7.875	06/15/10	A1	8,154
5,000,000		JP Morgan Chase & Co Note	4.500	11/15/10	Aa3	5,036
2,000,000		JPMorgan Chase & Co (Sub Note)	5.125	09/15/14	A1	2,013
2,000,000		Marshall & Ilsley Corp Note	4.375	08/01/09	A1	2,022
2,000,000		Marshall & Isley Bank (Sr Note)	4.125	09/04/07	Aa3	2,025
1,000,000		Marshall & Isley Bank (Sub Note)	5.250	09/04/12	A1	1,038
5,000,000		Mellon Funding Corp (Guarantee Note)	4.875	06/15/07	A1	5,152
5,000,000		PNC Funding Corp (Guarantee Note)	5.750	08/01/06	A2	5,181
3,250,000		Popular North America, Inc	4.700	06/30/09	A3	3,315
2,500,000		Regions Financial Corp (Sub Note)	6.375	05/15/12	A2	2,763
4,500,000		Suntrust Bank (Sub Note)	7.250	09/15/06	Aa3	4,785
5,000,000		US Bank National Association (Sub Note)	6.300	02/04/14	Aa3	5,559
4,500,000		Wachovia Bank NA/Old (Sub Note)	4.800	11/01/14	Aa3	4,469
2,000,000		Wachovia Corp (Sr. Note)	3.625	02/17/09	Aa3	1,976
9,500,000		Wachovia Corp (Sub Note)	5.250	08/01/14	A1	9,731

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 2,000,000	e	Washington Mutual, Inc Note	4.000	01/15/09	A3	$1,994
3,500,000		Wells Fargo & Co (Sr Note)	4.200	01/15/10	Aa1	3,519
5,000,000		Wells Fargo & Co (Sub Note)	4.950	10/16/13	Aa2	5,071
11,015,145	v	Wells Fargo Home Equity Trust	4.450	10/26/34	A	11,015

		TOTAL DEPOSITORY INSTITUTIONS				171,834

ELECTRIC, GAS, AND SANITARY SERVICES - 1.82%
3,000,000		Carolina Power & Light Co (First Mortgage Bond)	6.125	09/15/33	A3	3,195
4,250,000		CenterPoint Energy Resources Corp (Sr Note)	7.875	04/01/13	Ba1	5,052
1,000,000		Chesapeake Energy Corp (Guarantee Note)	9.000	08/15/12	Ba3	1,143
3,500,000		Consolidated Edison Co of New York	4.700	06/15/09	A1	3,589
4,000,000		Consolidated Edison Co of New York Note Deb	4.875	02/01/13	A1	4,055
3,500,000		Consolidated Natural Gas Co (Sr Note)	6.250	11/01/11	A3	3,831
4,250,000		Consolidated Natural Gas Co (Sr Note)	5.000	12/01/14	A3	4,244
2,500,000		Devon Energy Corp (Sr Note)	2.750	08/01/06	Baa2	2,476
5,250,000		Duke Capital LLC Note	5.668	08/15/14	Baa3	5,419
2,000,000		Duke Energy Corp (First Mortgage Bond)	4.500	04/01/10	A3	2,024
5,750,000		FirstEnergy Corp Note	6.450	11/15/11	Baa3	6,247
5,000,000		Florida Power & Light Co (First Mortgage Bond)	6.875	12/01/05	Aa3	5,174
5,000,000		Georgia Power Co (Sr Note)	5.500	12/01/05	A2	5,108
3,000,000		Kinder Morgan Energy Partners LP (Sr Note)	5.000	12/15/13	Baa1	2,996
4,000,000		National Fuel Gas Co Note	5.250	03/01/13	A3	4,075
1,250,000		Nisource Finance Corp (Guarantee Note)	7.875	11/15/10	Baa3	1,463
4,500,000		Northern Border Pipeline Co Note	6.250	05/01/07	A3	4,752
2,500,000	g	Ohio Edison Co	4.000	05/01/08	Baa2	2,499
3,750,000		Pacific Gas & Electric Co (1st Mtge)	6.050	03/01/34	Baa2	3,894
2,250,000		Progress Energy Florida, Inc	4.800	03/01/13	A1	2,247
2,000,000		Public Service Co of Colorado	7.875	10/01/12	A3	2,423
2,500,000		Public Service Co of Colorado (Collateral Note)	5.500	04/01/14	A3	2,635
2,750,000		Southern California Edison Co (1st Mtge)	6.000	01/15/34	A3	2,917
6,000,000	g	TXU Corp Note	4.800	11/15/09	Ba1	6,011
2,000,000		TXU Energy Co (Sr Note)	7.000	03/15/13	Baa2	2,232
2,000,000		Virginia Electric and Power Co (Sr Note)	4.750	03/01/13	A3	1,984
2,000,000		Waste Management, Inc (Guarantee Note)	7.750	05/15/32	Baa3	2,477
1,500,000		Westar Energy, Inc (First Mortgage Bond)	6.000	07/01/14	Ba1	1,613
3,000,000		Wisconsin Electric Power Note	5.625	05/15/33	A1	3,052

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				98,827

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.14%
4,000,000		Emerson Electric Co	4.500	05/01/13	A2	4,000
3,500,000		General Electric Co Note	5.000	02/01/13	Aaa	3,592

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				7,592

FABRICATED METAL PRODUCTS - 0.13%
3,000,000		Crane Co (Sr Note)	5.500	09/15/13	Baa2	3,047
3,750,000		Fortune Brands, Inc Note	4.875	12/01/13	A2	3,806

		TOTAL FABRICATED METAL PRODUCTS				6,853

FOOD AND KINDRED PRODUCTS - 0.83%
3,750,000		Anheuser-Busch Cos,, Inc Bond	4.375	01/15/13	A1	3,719
4,000,000		Bottling Group LLC (Guarantee Note)	4.625	11/15/12	Aa3	4,052
1,750,000		Bunge Ltd Finance Corp Note	5.875	05/15/13	Baa3	1,839
6,500,000		ConAgra Foods, Inc Note	7.875	09/15/10	Baa1	7,643
2,500,000		Conagra Foods, Inc Note	8.250	09/15/30	Baa1	3,331
5,000,000		Coors Brewing Co (Guarantee Note)	6.375	05/15/12	Baa2	5,491
3,000,000	g	Fosters Brewing Note	6.875	06/15/11	Baa1	3,385
3,000,000		Kellogg Co Deb	7.450	04/01/31	Baa2	3,785
4,000,000		Kraft Foods, Inc Bonds	6.500	11/01/31	A3	4,404
2,000,000		Sara Lee Corp Note	6.250	09/15/11	A3	2,217
2,000,000		Sara Lee Corp Note	3.875	06/15/13	A3	1,877
3,250,000		Unilever Capital Corp (Guarantee Note)	5.900	11/15/32	A1	3,441

		TOTAL FOOD AND KINDRED PRODUCTS				45,184

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

FOOD STORES - 0.17%
$ 2,000,000		Delhaize America, Inc (Guarantee Note)	8.125	04/15/11	Ba1	$2,331
3,500,000		Kroger Co	7.250	06/01/09	Baa2	3,916
2,500,000		Kroger Co (Guarantee Note)	6.800	04/01/11	Baa2	2,804

		TOTAL FOOD STORES				9,051

FORESTRY - 0.11%
3,000,000		Weyerhaeuser Co Note	6.000	08/01/06	Baa2	3,118
2,665,000		Weyerhaeuser Co Note	5.950	11/01/08	Baa2	2,854

		TOTAL FORESTRY				5,972

FURNITURE AND FIXTURES - 0.07%
3,500,000		Newell Rubbermaid, Inc Note	6.000	03/15/07	Baa2	3,655

		TOTAL FURNITURE AND FIXTURES				3,655

GENERAL BUILDING CONTRACTORS - 0.37%
2,000,000		Beazer Homes USA, Inc (Guarantee Note)	8.375	04/15/12	Ba1	2,200
4,000,000		Centex Corp Note	4.750	01/15/08	Baa2	4,090
2,000,000	e	Dr Horton, Inc (Sr Sub Note)	9.750	09/15/10	Ba2	2,420
1,500,000		DR Horton, Inc	5.000	01/15/09	Ba1	1,511
2,000,000		K Hovnanian Enterprises, Inc (Guarantee Note)	6.500	01/15/14	Ba2	2,015
2,500,000		KB Home (Guarantee Note)	5.875	01/15/15	Ba1	2,475
2,900,000		MDC Holdings, Inc (Guarantee Note)	5.500	05/15/13	Baa3	2,955
2,250,000		Pulte Homes, Inc Note	5.250	01/15/14	Baa3	2,241

		TOTAL GENERAL BUILDING CONTRACTORS				19,907

GENERAL MERCHANDISE STORES - 0.32%
7,500,000		Target Corp Note	4.000	06/15/13	A2	7,250
6,250,000		Wal-Mart Stores, Inc Note	4.125	02/15/11	Aa2	6,258
3,000,000		Wal-Mart Stores, Inc Note	7.550	02/15/30	Aa2	3,906

		TOTAL GENERAL MERCHANDISE STORES				17,414

HEALTH SERVICES - 0.08%
4,000,000		Laboratory Corp of America Holdings Note	5.500	02/01/13	Baa3	4,172

		TOTAL HEALTH SERVICES				4,172

HOLDING AND OTHER INVESTMENT OFFICES - 0.48%
3,000,000		Boston Properties, Inc (Sr Note)	6.250	01/15/13	Baa2	3,256
5,000,000		Brascan Corp Note	7.125	06/15/12	Baa3	5,672
5,000,000		Camden Property Trust Note	5.875	06/01/07	Baa2	5,229
3,250,000		Chelsea Property Group, Inc Note	6.000	01/15/13	Baa2	3,412
4,000,000		EOP Operating LP (Guarantee Note)	5.875	01/15/13	Baa2	4,224
4,000,000	g	Mantis Reef Ltd Note	4.799	11/03/09	A3	3,992

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				25,785

HOTELS AND OTHER LODGING PLACES - 0.09%
2,000,000		Boyd Gaming Corp (Sr Sub Note)	8.750	04/15/12	B1	2,225
1,000,000		Isle of Capri Casinos, Inc (Guarantee Note)	9.000	03/15/12	B2	1,103
1,750,000		MGM Mirage (Guarantee Note)	6.000	10/01/09	Ba1	1,794

		TOTAL HOTELS AND OTHER LODGING PLACES				5,122

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.22%
3,500,000		Hewlett-Packard Co Note	6.500	07/01/12	A3	3,937
4,000,000		International Business Machines Corp Deb	6.220	08/01/27	A1	4,364
1,500,000		Kennametal, Inc (Sr Note)	7.200	06/15/12	Ba1	1,667
2,000,000		New York State Electric & Gas Corp Note	5.500	11/15/12	Baa2	2,096

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				12,064

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

INSURANCE CARRIERS - 0.70%
$ 5,000,000	g	AIG SunAmerica Global Financing Vi (Secured Note)	6.300	05/10/11	Aaa	5,453
4,250,000		Allstate Corp/The Note	5.000	08/15/14	A1	4,270
2,000,000		Anthem, Inc Note	3.500	09/01/07	Baa1	1,989
1,100,000		International Lease Finance Corp Note	6.375	03/15/09	A1	1,192
4,000,000	g	John Hancock Global Funding II Note	7.900	07/02/10	Aa3	4,684
1,000,000		Metlife, Inc	6.375	06/15/34	A2	1,073
3,000,000		Metlife, Inc (Sr Note)	5.375	12/15/12	A2	3,105
2,500,000		Prudential Financial, Inc Note	4.750	04/01/14	A3	2,451
2,500,000		Safeco Corp (Sr Note)	4.875	02/01/10	Baa1	2,553
4,000,000		UnitedHealth Group, Inc (Sr Note)	3.300	01/30/08	A3	3,943
4,000,000		UnitedHealth Group, Inc Note	3.375	08/15/07	A3	3,969
1,000,000		WellPoint Health Networks Note	6.375	01/15/12	Baa1	1,102
2,000,000	g	WellPoint, Inc Note	5.000	12/15/14	Baa1	2,000

		TOTAL INSURANCE CARRIERS				37,784

METAL MINING - 0.34%
6,250,000		Barrick Gold Corp Bond	5.800	11/15/34	Baa1	6,290
5,900,000		Barrick Gold Finance Co Note	4.875	11/15/14	Baa1	5,880
2,000,000		Falconbridge Ltd Note	7.350	06/05/12	Baa3	2,273
4,000,000		Placer Dome, Inc Deb	6.375	03/01/33	Baa2	4,268

		TOTAL METAL MINING				18,711

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.07%
3,500,000		Tyco International Group SA (Guarantee Note)	5.800	08/01/06	Baa3	3,626

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				3,626

MISCELLANEOUS RETAIL - 0.19%
2,500,000	g	CVS Corp Note	4.000	09/15/09	A3	2,488
3,500,000	g	CVS Corp Note	4.875	09/15/14	A3	3,496
4,000,000		Tyco International Group SA (Company Guarantee)	6.000	11/15/13	Ba2	4,353

		TOTAL MISCELLANEOUS RETAIL				10,337

MOTION PICTURES - 0.68%
2,500,000		AOL Time Warner, Inc (Guarantee Note)	5.625	05/01/05	Baa1	2,523
16,250,000		AOL Time Warner, Inc (Guarantee Note)	6.875	05/01/12	Baa1	18,497
2,250,000		AOL Time Warner, Inc (Guarantee Note)	7.700	05/01/32	Baa1	2,752
4,250,000		News America, Inc (Guarantee Note)	7.625	11/30/28	Baa3	5,047
5,000,000	g	News America, Inc Bond	6.200	12/15/34	Baa3	5,092
3,000,000		Walt Disney Co Note	5.500	12/29/06	Baa1	3,112

		TOTAL MOTION PICTURES				37,023

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS - 0.07%
3,500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	3,528

		TOTAL NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				3,528

NONDEPOSITORY INSTITUTIONS - 3.26%
2,000,000		AGL Capital Corp Bond	6.000	10/01/34	Baa1	2,007
3,500,000		American Honda Finance Corp	4.500	05/26/09	A1	3,561
3,000,000		Capital One Bank (Sr Note)	5.125	02/15/14	Baa2	3,003
1,500,000		CIT Group, Inc (Sr Note)	4.125	11/03/09	A2	1,493
4,250,000		CIT Group, Inc (Sr Note)	5.125	09/30/14	A2	4,255
9,000,000		CIT Group, Inc (Sr Sub Note)	4.125	02/21/06	A2	9,088
4,000,000		Countrywide Home Loans, Inc (Guarantee Note)	5.625	07/15/09	A3	4,234
5,000,000	e	European Investment Bank Note	3.125	10/15/07	Aaa	4,968
1,500,000		Ford Motor Credit Co	7.375	02/01/11	A3	1,616
8,000,000		Ford Motor Credit Co Note	6.500	01/25/07	A3	8,309

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 5,000,000		Ford Motor Credit Co Note	5.700	01/15/10	A3	$5,046
7,500,000	e	Ford Motor Credit Co Note	7.000	10/01/13	A3	7,926
14,000,000		General Electric Capital Corp Note	3.500	05/01/08	Aaa	13,896
6,000,000		General Electric Capital Corp Note	3.125	04/01/09	Aaa	5,811
12,250,000		General Electric Capital Corp Note	4.375	11/21/11	Aaa	12,178
13,500,000		General Electric Capital Corp Note	5.875	02/15/12	Aaa	14,613
5,000,000		General Electric Capital Corp Note	5.450	01/15/13	Aaa	5,280
5,500,000		General Motors Acceptance Corp Note	7.750	01/19/10	A3	5,895
5,000,000		Household Finance Corp (Sr Unsub Note)	5.875	02/01/09	A1	5,333
4,000,000		Household Finance Corp Note	4.125	12/15/08	A1	4,014
3,000,000		Household Finance Corp Note	7.000	05/15/12	A1	3,424
11,250,000		Household Finance Corp Note	6.375	11/27/12	A1	12,413
3,000,000		HSBC Capital Funding LP/Jersey Channel Islands (Guarantee Note)	4.610	12/29/49	A1	2,896
9,150,000		HSBC Finance Corp	4.125	11/16/09	A1	9,101
3,000,000		International Finance Corp	3.750	06/30/09	Aaa	3,008
4,000,000		KeyBank National Association Note	5.000	07/17/07	A1	4,128
4,000,000		MBNA America Bank Note	5.375	01/15/08	Baa1	4,174
3,000,000		National Rural Utility Coop Finance Note	5.750	08/28/09	A2	3,203
4,250,000	g	Rabobank Capital Funding Trust (Sub Note)	5.254	12/30/16	Aa2	4,227
4,000,000		SLM Corp Note	4.000	01/15/09	A2	4,000
3,500,000		Toyota Motor Credit Corp Note	2.900	07/08/08	Ba2	3,409

		TOTAL NONDEPOSITORY INSTITUTIONS				176,509

OIL AND GAS EXTRACTION - 0.92%
2,000,000		Anadarko Finance (Guarantee Note)	6.750	05/01/11	Baa1	2,257
2,000,000		Burlington Resource (Guarantee Note)	6.400	08/15/11	Baa1	2,209
5,000,000		Burlington Resource (Guarantee Note)	7.200	08/15/31	Baa1	5,978
1,000,000		Canadian Natural Resources Ltd Bond	5.850	02/01/35	Baa1	1,000
2,000,000		EnCana Corp Bond	6.500	08/15/34	Baa2	2,198
4,000,000		Equitable Resources, Inc Bond	5.150	11/15/12	A2	4,147
4,250,000		Nexen, Inc Note	5.050	11/20/13	Baa2	4,205
2,000,000		Panhandle Eastern Pipe Line (Sr Note)	4.800	08/15/08	Baa3	2,028
4,250,000		PC Financial Partnership Note	5.000	11/15/14	Baa2	4,241
1,500,000		Pemex Project Funding Master Trust (Guarantee Note)	6.125	08/15/08	Baa1	1,590
6,750,000		Pemex Project Funding Master Trust (Guarantee Note)	9.125	10/13/10	Baa1	8,093
5,000,000		Pemex Project Funding Master Trust (Guarantee Note)	8.000	11/15/11	Baa1	5,750
3,000,000		Plains All American Pipeline LP/PAA Finance Corp (Sr Note)	5.625	12/15/13	Baa3	3,086
3,000,000	g	Plains All American Pipeline LP/PAA Finance Corp Note	4.750	08/15/09	Baa3	3,041

		TOTAL OIL AND GAS EXTRACTION				49,823

OTHER MORTGAGE BACKED SECURITIES - 2.67%
2,963,005	v	AQ Finance NIM Trust Series 2004-RN2 (Class A)	2.618	04/25/09	Aaa	2,963
3,748,596	v	AQ Finance NIM Trust Series 2004-RN3 (Class A)	2.598	05/25/09	Aaa	3,749
10,000,000		Banc of America Commercial Mortgage, Inc Series 2004-4 (Class A6)	4.877	07/10/42	Aaa	10,056
10,000,000		Bear Stearns Commercial Mortgage Securities Series 2004 PWR5 (Class A5)	4.978	07/11/42	Aaa	10,111
10,000,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	10,189
14,000,000		CS First Boston Mortgage Securities Corp Series 2001-Cp4 (Class A4)	6.180	12/15/35	Aaa	15,283
21,000,000		General Electric Commercial Mortgage Securities Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	21,685
18,000,000	e	Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	18,705
5,000,000		GSAMP Trust Series 2004-WF (Class M1)	2.998	10/25/34	Aa2	5,011
14,250,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	14,940
3,741,145	v	Option One Mortgage Securities Corp NIM Trust Series 2004-1A (Class A)	2.608	04/26/09	Aaa	3,741
14,000,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	14,323
14,000,000		Wachovia Bank Commercial Mortgage Trust Series 2004-C15 (Class A4)	4.803	10/15/41	Aaa	13,943

		TOTAL OTHER MORTGAGE BACKED SECURITIES				144,699

PAPER AND ALLIED PRODUCTS - 0.42%
2,000,000		Georgia-Pacific Corp (Guarantee Note)	8.875	02/01/10	Ba2	2,328
2,500,000		International Paper Co Note	3.800	04/01/08	Baa2	2,488
9,250,000		International Paper Co Note	5.850	10/30/12	Baa2	9,853

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 3,000,000		Kimberly-Clark Corp Note	5.000	08/15/13	Aa2	$3,098
4,250,000	g	Sappi Papier Holding AG (Guarantee Note)	6.750	06/15/12	Baa3	4,722

		TOTAL PAPER AND ALLIED PRODUCTS				22,489

PERSONAL SERVICES - 0.03%
1,461,000	g	Coinmach Corp (Sr Note)	9.000	02/01/10	B2	1,527

		TOTAL PERSONAL SERVICES				1,527

PETROLEUM AND COAL PRODUCTS - 0.55%
7,000,000		Conoco Funding Co (Guarantee Note)	6.350	10/15/11	A3	7,798
3,000,000		Conoco, Inc (Sr Note)	6.950	04/15/29	A3	3,531
2,000,000		ConocoPhillips (Guarantee Note)	5.900	10/15/32	A3	2,091
3,000,000		Enterprise Products Operating LP (Sr Note)	4.000	10/15/07	Baa3	2,993
6,000,000		Enterprise Products Operating LP (Sr Note)	4.625	10/15/09	Baa3	5,991
3,000,000		Enterprise Products Operating LP (Sr Note)	6.650	10/15/34	Baa3	3,103
2,000,000		Valero Energy Corp Note	6.875	04/15/12	Baa3	2,267

		TOTAL PETROLEUM AND COAL PRODUCTS				29,792

PIPELINES, EXCEPT NATURAL GAS - 0.11%
2,000,000		Kaneb Pipe Line Operating Partnership LP (Sr Note)	5.875	06/01/13	Ba1	2,082
3,750,000		TransCanada Pipelines Ltd Note	4.000	06/15/13	A2	3,539

		TOTAL PIPELINES, EXCEPT NATURAL GAS				5,621

PRIMARY METAL INDUSTRIES - 0.12%
1,750,000		Alcan, Inc	6.125	12/15/33	Baa1	1,861
4,250,000		Alcoa, Inc Note	6.500	06/01/11	A2	4,757

		TOTAL PRIMARY METAL INDUSTRIES				6,618

PRINTING AND PUBLISHING - 0.26%
4,000,000		Belo (A.H.) Corp Series B Deb Note	7.250	09/15/27	Baa3	4,537
2,000,000	e	Mail Well I Corp (Guarantee Note)	9.625	03/15/12	B1	2,195
2,000,000		Quebecor Media, Inc (Sr Note)	11.125	07/15/11	B2	2,285
1,500,000		Viacom, Inc (Guarantee Note)	7.700	07/30/10	A3	1,748
3,000,000		Viacom, Inc (Guarantee Note)	6.625	05/15/11	A3	3,364

		TOTAL PRINTING AND PUBLISHING				14,129

RAILROAD TRANSPORTATION - 0.42%
3,750,000		Burlington North Santa Fe Note	5.900	07/01/12	Baa2	4,052
3,500,000		Canadian National Railway Co Note	4.400	03/15/13	Baa1	3,432
2,000,000		Norfolk Southern Corp (Sr Note)	7.250	02/15/31	Baa1	2,401
4,400,000		Union Pacific Corp Note	7.600	05/01/05	Baa2	4,460
5,000,000		Union Pacific Corp Note	5.750	10/15/07	Baa2	5,256
3,000,000		Union Pacific Corp Note	6.500	04/15/12	Baa2	3,338

		TOTAL RAILROAD TRANSPORTATION				22,939

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.03%
1,750,000		Sealed Air Corp (Sr Note)	5.375	04/15/08	Baa3	1,818

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,818

SECURITY AND COMMODITY BROKERS - 1.32%
4,000,000		Bear Stearns Cos, Inc Note	5.700	11/15/14	A1	4,229
3,000,000		Franklin Resources, Inc Note	3.700	04/15/08	A2	2,985
2,750,000		Goldman Sachs Group Inc Note	5.250	10/15/13	Aa3	2,814
2,000,000		Goldman Sachs Group, Inc (Sub Note)	6.345	02/15/34	A1	2,070
4,000,000		Goldman Sachs Group, Inc Note	6.125	02/15/33	Aa3	4,125
5,000,000		Lehman Brothers Holdings, Inc Note	6.250	05/15/06	A1	5,200

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 10,000,000		Lehman Brothers Holdings, Inc Note	4.000	01/22/08	A1	$10,075
4,500,000		Lehman Brothers Holdings, Inc Note	6.625	01/18/12	A1	5,035
3,750,000		Lehman Brothers Holdings, Inc Note	4.800	03/13/14	A1	3,706
4,250,000		Merrill Lynch & Co, Inc Note	5.000	01/15/15	Aa3	4,231
5,500,000	e	Morgan Stanley Note	3.625	04/01/08	Aa3	5,464
6,750,000		Morgan Stanley Note	4.000	01/15/10	Aa3	6,674
14,000,000		Morgan Stanley Note	5.300	03/01/13	Aa3	14,421

		TOTAL SECURITY AND COMMODITY BROKERS				71,029

STONE, CLAY, AND GLASS PRODUCTS - 0.08%
1,000,000		Corning, Inc	5.900	03/15/14	Ba2	1,002
3,250,000		CRH America Inc (Guarantee Note)	6.400	10/15/33	Baa1	3,519

		TOTAL STONE, CLAY, AND GLASS PRODUCTS				4,521

TOBACCO PRODUCTS - 0.02%
1,250,000	e	RJ Reynolds Tobacco Holdings, Inc (Guarantee Note)	6.500	06/01/07	Ba2	1,288

		TOTAL TOBACCO PRODUCTS				1,288

TRANSPORTATION BY AIR - 0.14%
5,000,000		Continental Airlines, Inc Note (Pass-Thru Cert)	6.563	02/15/12	Aaa	5,316
2,000,000		Southwest Airlines Co (Pass-Thru Cert)	5.496	11/01/06	Aa2	2,062

		TOTAL TRANSPORTATION BY AIR				7,378

TRANSPORTATION EQUIPMENT - 1.21%
3,500,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	8.500	01/18/31	A3	4,345
4,000,000		DaimlerChrysler NA Holding Corp Note	0.065	11/15/13	A3	4,325
1,500,000	g	Dana Corp Note	5.850	01/15/15	Ba2	1,485
5,750,000		Ford Motor Co Note	7.450	07/16/31	Baa1	5,726
4,250,000		General Dynamics Corp Note	3.000	05/15/08	A2	4,149
18,000,000		General Motors Acceptance Corp	5.625	05/15/09	Baa1	17,942
5,000,000		General Motors Acceptance Corp Note	6.875	09/15/11	A3	5,109
3,650,000		General Motors Acceptance Corp Note	6.750	12/01/14	Baa1	3,634
5,250,000	e	General Motors Corp Deb	8.375	07/15/33	Baa2	5,400
3,500,000		Lockheed Martin Corp Bond	8.500	12/01/29	Baa2	4,780
4,000,000		Northrop Grumman Corp (Guarantee Note)	7.750	02/15/31	Baa2	5,058
2,500,000		United Technologies Corp Deb	7.500	09/15/29	A2	3,181

		TOTAL TRANSPORTATION EQUIPMENT				65,134

WHOLESALE TRADE-DURABLE GOODS - 0.09%
2,000,000		Ingram Micro, Inc (Sr Sub Note)	9.875	08/15/08	Ba2	2,175
3,000,000		Johnson & Johnson Deb	3.800	05/15/13	Aaa	2,859

		TOTAL WHOLESALE TRADE-DURABLE GOODS				5,034

WHOLESALE TRADE-NONDURABLE GOODS - 0.32%
3,500,000		GlaxoSmithKline Capital Inc (Guarantee Note)	5.375	04/15/34	Aa2	3,459
2,000,000		ISP Chemco, Inc (Guarantee Note)	10.250	07/01/11	B1	2,260
3,250,000		Safeway, Inc Note	4.800	07/16/07	Baa2	3,326
8,000,000		Unilever Capital Corp (Guarantee Note)	6.875	11/01/05	A1	8,247

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				17,292

		TOTAL CORPORATE BONDS				1,502,441
		(Cost $1,357,374)
GOVERNMENT BONDS - 70.68%
AGENCY SECURITIES - 16.32%
17,000,000	e	Federal Farm Credit Bank (FFCB)	3.000	12/17/07	Aaa	16,779
8,500,000			3.375	07/15/08	Aaa	8,429
20,000,000			3.300	11/05/08	Aaa	19,709
80,140,000		Federal Home Loan Bank (FHLB)	1.875	02/15/05	Aaa	80,083
36,000,000			2.500	04/11/06	Aaa	35,740

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE (000)

$ 33,050,000		Federal Home Loan Bank (FHLB)	2.875	05/22/06	Aaa	$32,944
110,050,000			2.250	09/01/06	Aaa	108,409
26,000,000			3.125	09/15/06	Aaa	25,973
20,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	4.250	06/15/05	Aaa	20,147
75,000,000			1.875	02/15/06	Aaa	74,043
3,000,000			7.100	04/10/07	Aaa	3,236
15,000,000			3.500	05/21/08	Aaa	14,946
15,000,000			3.750	05/12/09	Aaa	14,988
88,000,000	e		7.000	03/15/10	Aaa	100,432
36,399,000			5.875	03/21/11	Aa2	39,298
30,000,000			6.375	08/01/11	Aa2	31,098
31,800,000	e		5.000	07/15/14	Aaa	32,839
26,000,000		Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	25,717
37,000,000			5.000	01/15/07	Aaa	38,219
45,500,000			3.410	08/30/07	Aaa	45,346
38,520,000			3.375	12/15/08	Aaa	38,024
29,000,000			7.125	06/15/10	Aaa	33,333
44,000,000	e		4.625	10/15/14	Aaa	44,033

		TOTAL AGENCY SECURITIES				883,765

FOREIGN GOVERNMENT BONDS - 1.99%
5,000,000.00		Brazilian Government International Bond	10.500	07/14/14	B1	5,925
2,750,000	e	Brazilian Government International Bond Note	10.250	06/17/13	B1	3,237
5,500,000		Canada Government Bond	6.750	08/28/06	Aaa	5,821
4,000,000		Chile Government International Bond	5.500	01/15/13	Baa1	4,203
1,750,000	g	Guatemala Government Bond	8.125	10/06/34	Ba2	1,811
5,000,000		Korea Development Bank Note	5.750	09/10/13	A3	5,280
6,152,000	e	Mexico Government International Bond	5.875	01/15/14	Baa2	6,303
8,000,000		Mexico Government International Bond Note	6.750	09/27/34	Baa2	7,900
3,000,000	e	Mexico Government International Note	4.625	10/08/08	Baa2	3,038
10,000,000		Mexico Government International Note	6.375	01/16/13	Baa2	10,600
5,000,000		Province Of British Columbia Note	4.625	10/03/06	Aa2	5,121
13,000,000		Province Of British Columbia (Unsub Note)	5.375	10/29/08	Aa2	13,800
5,000,000	e	Province Of Manitoba Note	4.250	11/20/06	Aa2	5,092
5,000,000		Province of Ontario, Canada (Sr Unsub Note)	5.500	10/01/08	Aa2	5,316
5,000,000		Province of Ontario, Canada Bond	7.000	08/04/05	Aa2	5,124
3,500,000		Province of Ontario, Canada Note	5.125	07/17/12	Aa2	3,687
10,000,000		Province of Quebec Deb	7.500	09/15/29	A1	12,985
2,500,000		Turkey Government International Bond	7.250	03/15/15	B1	2,569

		TOTAL FOREIGN GOVERNMENT BONDS				107,812

MORTGAGE BACKED SECURITIES - 33.34%
312,742		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10		332
681,152			6.000	04/01/11		715
1,364,409			7.000	07/01/13		1,446
4,886,110			6.500	12/01/16		5,174
13,789,201			5.000	05/01/18		14,015
24,876,879	d		5.000	06/01/18		25,283
9,169,674			4.500	10/01/18		9,161
5,325,350			4.500	11/01/18		5,320
16,423,201			4.500	01/01/19		16,407
6,582,351			5.500	01/01/19		6,805
42,000,000	h		4.500	01/15/20		41,843
1,560,342			7.000	10/01/20		1,662
159,441			7.000	05/01/23		170
2,383,144			6.000	10/01/23		2,477
2,021,733			6.000	11/01/23		2,101
1,445,582			8.000	01/01/31		1,567
328,127			7.000	11/01/31		348
1,276,926			7.000	12/01/31		1,353
210,962			7.000	12/01/31		224
530,735			7.000	12/01/31		562
55,578			7.000	12/01/31		59
77,859			7.000	12/01/31		83
194,804			7.000	12/01/31		206
138,434			7.000	12/01/31		147
291,811			7.000	12/01/31		309

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	VALUE (000)

$ 609,260		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	01/01/32	$646
109,237			7.000	01/01/32	116
1,082,585			8.000	02/01/32	1,173
9,536,437			5.500	10/01/33	9,697
18,769,272			5.500	10/01/33	19,085
7,221,660			5.500	11/01/33	7,343
15,637,359			6.000	11/01/33	16,161
8,777,822			5.500	12/01/33	8,925
19,164,256			5.500	01/01/34	19,481
13,957,080			5.500	01/01/34	14,188
71,000,000	h		6.000	01/15/34	73,330
6,390,769			6.000	02/01/34	6,605
177,000,000	h	Federal National Mortgage Association (FNMA)	5.500	01/25/34	179,655
30,000,000	h		4.500	02/25/35	28,922
72,000,000	h		5.000	02/25/35	71,235
156,522			6.000	12/01/08	163
1,476,390			6.500	05/01/09	1,560
246,302			7.500	11/01/10	262
48,296			8.000	06/01/11	51
72,189			8.000	06/01/11	77
55,347			8.000	06/01/11	59
22,747			8.000	06/01/11	24
60,032			8.000	07/01/11	64
14,066,084			4.330	11/01/11	14,018
7,990,298			4.400	10/01/12	7,822
4,726,824			4.741	10/01/13	4,796
2,517,845			4.760	02/01/14	2,553
3,160,313			4.440	04/01/14	3,120
1,307,053			7.500	02/01/15	1,388
3,082,874			7.500	04/01/15	3,274
3,254,184			7.500	04/01/15	3,455
50,930			6.500	02/01/16	54
220,070			6.500	03/01/16	233
141,700			6.500	04/01/16	150
2,645,950			6.500	10/01/16	2,806
1,755,809			6.500	11/01/16	1,862
1,360,096			6.000	11/01/17	1,426
4,697,042			6.000	12/01/17	4,925
10,296,947			6.000	01/01/18	10,796
3,630,159			6.000	02/01/18	3,806
6,493,293			6.500	02/01/18	6,887
12,418,642			5.500	03/01/18	12,845
2,112,488			5.500	04/01/18	2,185
51,106,701	d		5.500	04/01/18	52,862
7,642,713			5.500	04/01/18	7,905
8,070,402			6.000	04/01/18	8,461
3,517,673			6.500	04/01/18	3,731
581,779			5.500	05/01/18	602
28,626,353			4.500	12/01/18	28,600
1,969,411			6.000	01/01/19	2,055
35,000,000	h		5.000	01/25/19	35,547
19,000,000	h		5.500	01/25/19	19,629
295,722			6.000	02/01/19	309
20,000,000	h		4.500	02/25/19	19,931
25,625,392			5.000	04/01/19	26,052
430,478			8.000	03/01/23	469
10,649,714			5.000	12/01/23	10,703
3,502,258			5.500	02/01/24	3,583
6,673,676			5.500	07/01/24	6,825
1,115,238			8.000	07/01/24	1,214
9,545,623			5.500	08/01/24	9,762
246,744			9.000	11/01/25	275
216,000,000	h		6.000	01/25/32	223,290
102,000,000	h		6.500	01/25/32	106,941
8,451,185			6.500	06/01/32	8,871
1,623,587			7.000	07/01/32	1,721
1,242,773			7.000	07/01/32	1,317
3,541,552			5.500	06/01/33	3,599
12,491,389			5.500	07/01/33	12,692
17,994,234			5.500	07/01/33	18,284

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	VALUE (000)

$ 13,726,771		Federal National Mortgage Association (FNMA)	5.500	07/01/33	$13,957
8,571,902			4.500	08/01/33	8,300
6,195,991			5.000	09/01/33	6,160
23,121,857			4.500	10/01/33	22,389
3,685,337			5.000	10/01/33	3,664
1,281,100			5.500	10/01/33	1,302
10,202,763			5.000	11/01/33	10,143
1,466,628			5.000	11/01/33	1,458
12,810,883			5.000	11/01/33	12,736
4,141,947			5.500	11/01/33	4,209
4,380,241			5.500	11/01/33	4,451
4,051,471			6.500	11/01/33	4,250
7,794,742			5.000	12/01/33	7,749
18,242,747			5.500	12/01/33	18,536
14,895,253			5.500	12/01/33	15,135
22,022,098			5.500	12/01/33	22,376
7,959,668			5.500	12/01/33	8,088
6,474,662			5.500	12/01/33	6,579
3,720,155			5.500	12/01/33	3,780
1,653,957			5.500	12/01/33	1,681
3,374,254			5.500	12/01/33	3,429
2,635,726			5.500	12/01/33	2,678
11,736,277			5.500	01/01/34	11,925
5,533,573			5.500	01/01/34	5,623
19,384,054			5.500	02/01/34	19,696
109,381,519	d		5.000	03/01/34	108,740
42,136,320			5.000	03/01/34	41,889
4,625,291			5.000	04/01/34	4,598
28,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/15/35	27,991
16,000,000	h		5.500	01/20/35	16,325
29,336			8.500	10/15/09	32
50,214			8.500	12/15/09	54
79,662			8.500	12/15/09	86
455,073			9.000	12/15/09	494
69,640			8.500	01/15/10	75
72,091			8.500	01/15/10	78
35,825			9.000	06/15/16	40
15,979			9.000	09/15/16	18
6,753			9.000	09/15/16	8
38,648			9.000	09/15/16	43
29,011			9.000	11/15/16	32
22,788			9.000	12/15/16	26
14,223			9.000	12/15/16	16
381,571			9.500	12/15/16	429
6,851			9.000	07/15/17	8
41,626			9.000	06/15/20	47
783,165			6.500	01/15/24	829
243,210			8.000	06/15/24	265
325,501			8.500	11/20/30	354
246,591			8.500	12/20/30	268
34,905,972	d		5.500	09/20/33	35,652
45,210,465			6.000	01/20/34	46,833

		TOTAL MORTGAGE BACKED SECURITIES			1,805,746

U.S. TREASURY SECURITIES - 19.03%
1,000,000	e	U.S. Treasury Bond	6.500	02/15/10	1,132
9,352,975	d	U.S. Treasury Bond	1.875	07/15/13	9,619
3,050,000	d,e,h	U.S. Treasury Bond	4.250	11/15/14	3,058
270,490,000		U.S. Treasury Bond	8.000	11/15/21	371,394
41,865,000	e	U.S. Treasury Bond	5.375	02/15/31	45,260
5,550,000	e	U.S. Treasury Note	2.000	08/31/05	5,525
54,550,000	d,e	U.S. Treasury Note	2.750	06/30/06	54,405
4,400,000	e	U.S. Treasury Note	2.500	09/30/06	4,362
27,050,000	e	U.S. Treasury Note	4.375	05/15/07	27,802
9,650,000	e	U.S. Treasury Note	2.750	08/15/07	9,545
16,510,000	e	U.S. Treasury Note	3.250	08/15/07	16,536
8,150,000	e	U.S. Treasury Note	3.000	11/15/07	8,090
9,325,000	e	U.S. Treasury Note	2.625	05/15/08	9,118

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	VALUE (000)

$ 8,250,000	e	U.S. Treasury Note	3.375	11/15/08	$8,220
59,588,096	d	U.S. Treasury Note	3.875	01/15/09	66,826
33,700,000	e	U.S. Treasury Note	3.125	04/15/09	33,188
1,700,000	e	U.S. Treasury Note	3.375	09/15/09	1,684
50,430,000	e	U.S. Treasury Note	3.500	11/15/09	50,196
227,000,000	d	U.S. Treasury Note	10.000	05/15/10	233,202
71,925,000	e,k	U.S. Treasury Inflation Indexed Note	3.500	12/15/09	71,580

		TOTAL U.S. TREASURY SECURITIES			1,030,742

		TOTAL GOVERNMENT BONDS			3,828,065
		(Cost $3,929,972)

		TOTAL BONDS			5,330,506
		(Cost $5,287,346)

TIAA-CREF MUTUAL FUNDS - 0.07%
388,342	a	TIAA-CREF High-Yield Bond Fund			3,681

		TOTAL TIAA-CREF MUTUAL FUNDS			3,681
		(Cost $3,294)
SHORT TERM INVESTMENTS - 22.61%
COMMERCIAL PAPER - 7.75%
35,000,000	c,d	Abbott Laboratories	2.170	01/20/05	34,956
35,000,000	d	American Honda Finance Corp	2.250	01/18/05	34,960
35,000,000	c	BellSouth Corp	2.280	01/05/05	34,989
20,000,000	c,d	Bristol-Myers Squibb Co	2.320	01/10/05	19,988
33,500,000	d	Campbell Soup Co	2.230	01/03/05	33,493
20,000,000	c,d	Colgate-Palmolive Co	2.240	01/19/05	19,976
5,000,000	c	Emerson Electric Co	2.240	01/05/05	4,998
31,100,000	c,d	Gannett Co, Inc	2.200	01/19/05	31,063
22,300,000	d	Goldman Sachs Group, Inc	2.330	01/04/05	22,294
10,000,000		Goldman Sachs Group, Inc	2.330	01/06/05	9,996
6,277,000	d	International Business Machines Corp	2.270	01/28/05	6,266
25,000,000	c,d	Kimberly-Clark Worldwide, Inc	2.280	01/11/05	24,983
35,000,000	c,d	Pfizer, Inc	2.260	01/13/05	34,972
10,000,000	c,d	Procter & Gamble Co	2.270	01/11/05	9,993
26,400,000	d	UBS Finance Delaware LLC	2.310	01/05/05	26,392
35,000,000		United Parcel Service, Inc	1.900	01/03/05	34,993
35,000,000	c,d	United Technologies Corp	2.270	01/10/05	34,979

		TOTAL COMMERCIAL PAPER			419,291

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 8.51%
50,000,000		Federal Home Loan Bank (FHLB)	1.860	01/04/05	49,988
50,000,000	d		1.900	01/06/05	49,982
33,400,000			1.920	01/10/05	33,380
40,000,000	d		2.200	01/28/05	39,932
96,628,000	d	Federal National Mortgage Association (FNMA)	1.140	01/03/05	96,611
51,147,000			2.180	01/04/05	51,135
39,996,000	d		1.240	01/07/05	39,979
25,000,000			2.220	01/11/05	24,983
25,000,000	d		2.180	01/13/05	24,981
50,000,000	d		2.250	01/21/05	49,937

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			460,908

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

PRINCIPAL/SHARES			VALUE (000)

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED - 6.35%
	REPURCHASED AGREEMENTS
$ 52,191,000	Bear Stearns & Co. 2.250% Dated 12/31/2004,		$52,194
	Due 01/03/2005 In The Amount Of $52,204,048
	Fully Collateralized as follows:
	Federal Home Loan Bank (FHLB) 2.250% - 5.125% , 03/06/2006 - 08/13/2010	$28,898,919
	Federal Home Loan Mortgage Corp (FHLMC) 4.000% - 5.000%, 03/15/2007 - 07/15/2014	8,407,235
	Federal National Mortgage Association (FNMA) 0.000% - 6.250%, 02/09/2007 - 05/15/2029	16,283,922

	Total Market Value	53,590,076
90,000,000	Credit Suisse First Boston 2.260% Dated 12/31/2004,		90,028
	Due 01/03/2005 In The Amount Of $90,044,525
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 0.000% - 6.7500%, 03/15/2011 - 03/15/2031	77,900,568
	Federal National Mortgage Association (FNMA) 7.125% , 06/15/2010 - 01/15/2030	13,126,614

	Total Market Value	91,027,182
47,284,000	Goldman Sachs & Co. 2.250% Dated 12/31/2004,		47,287
	Due 01/03/2005 In The Amount Of $47,295,821
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 2.750% - 4.500%, 10/15/2006 - 06/15/2010	23,730,658
	Federal National Mortgage Association (FNMA) 5.125% - 5.250% , 06/15/2006 - 12/15/2007	24,625,249

	Total Market Value	48,355,907
84,624,000	Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,		84,629
	Due 01/03/2005 In The Amount Of $84,645,344
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 5.750%, 01/15/2012	40,301,704
	Federal National Mortgage Association (FNMA) 5.500% , 03/15/2011	46,014,300

	Total Market Value	86,316,004
70,000,000	Morgan Stanley & Co. Inc, 2.260% Dated 6/30/2004,		70,005
	Due 01/03/2005 In The Amount Of $70,017,577
	Fully Collateralized as follows:
	Federal Farm Credit Bank (FFCB) 0.000%, 07/06/2006	4,713,186
	Federal Home Loan Bank (FHLB) 0.000% , 08/04/2005- 08/21/2018	52,779,941
	Federal Home Loan Mortgage Corp (FHLMC) 0.000%, 07/14/2006 - 02/20/2014	3,040,546
	Federal National Mortgage Association (FNMA) 0.000%- 3.375%, 01/07/2005 - 11/09/2007	10,868,386

	Total Market Value	71,402,059
	TOTAL INVESTMENT OF CASH COLLATERAL
	FOR SECURITIES LOANED		344,143

	TOTAL SHORT TERM INVESTMENTS		1,224,342
	(Cost $1,224,402)

	TOTAL PORTFOLIO - 121.10%		6,558,529
	(Cost $6,515,042)

	OTHER ASSETS AND LIABILITIES, NET - (21.10)%		(1,142,591)

	NET ASSETS - 100.00%		$5,415,938

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

a	Affiliated holding
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a
delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $104,923,555 or 1.94% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

College Retirement Equities Fund
Transactions with Affliated Companies - Bond Market Account
January 1, 2004 - December 31, 2004
	VALUE AT	PURCHASE	SALES	REALIZED	DIVIDEND	SHARES AT	VALUE AT
ISSUE	12/31/03	COST	PROCEEDS	GAIN(LOSS)	INCOME	12/31/04	12/31/04

TIAA-CREF High-Yield Bond Fund	$3,372,521	$246,014	-	-	$246,014	388,342	$3,681,484

TOTAL AFFILIATED TRANSACTIONS	$3,372,521	$246,014	-	-	$246,014		$3,681,484

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

COLLEGE RETIREMENT EQUITIES FUND STATEMENT OF INVESTMENTS SOCIAL CHOICE ACCOUNT December 31, 2004
				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

BONDS - 37.51%
CORPORATE BONDS - 10.81%

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.03%
$ 2,000,000		Autozone, Inc (Sr Note)	4.375	06/01/13	Baa2	$1,837

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				1,837

ASSET BACKED - 0.65%
7,000,000		Chase Funding Loan Acquisition Trust Series 2004-OPT1 (Class M1)	2.720	06/25/34	Aa2	7,009
6,376,072		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-1 (Class 1A4)	5.742	09/25/28	Aaa	6,438
5,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class A2)	3.777	01/25/22	Aaa	4,975
5,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class A3)	4.209	09/25/26	Aaa	4,988
1,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class B1)	5.700	02/25/34	Baa2	971
4,412,341		Countrywide Asset-Backed Certificates Series 2002-S2 (Class A5)	5.478	01/25/17	Aaa	4,443
7,544,456		Countrywide Home Equity Loan Trust Series 2004-3N (Class A)	2.623	02/15/29	Aaa	7,544
7,736,073	v	Countrywide Securities Series 2002-2 (Class A5)	2.618	05/25/09	Aaa	7,722
23,233		Household Automotive Trust Series 2000-2 (Class A3)	3.680	04/17/06	Aaa	23
1,939,862		Ryder Vehicle Lease Trust Series 2001-A (Class A4)	5.810	08/15/06	Aaa	1,946

		TOTAL ASSET BACKED				46,059

BUSINESS SERVICES - 0.24%
5,000,000		Certegy, Inc Note	4.750	09/15/08	Baa2	5,115
5,250,000		Deluxe Corp (Sr Note)	5.000	12/15/12	Baa1	5,093
6,000,000		Hartford Financial (Sr Note)	6.375	11/01/08	A3	6,443

		TOTAL BUSINESS SERVICES				16,651

CHEMICALS AND ALLIED PRODUCTS - 0.70%
3,000,000		Avery Dennison Corp Bond	6.000	01/15/33	A3	3,138
5,000,000	g	Clorox Co Note	2.544	12/14/07	A3	4,997
5,000,000		Estee Lauder Cos Inc/The (Sr Note)	5.750	10/15/33	A1	5,142
5,000,000	e	Gillette Co/The (Sr Note)	4.125	08/30/07	Aa3	5,071
1,500,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	1,498
3,000,000		Merck & Co, Inc Deb	5.950	12/01/28	Aaa	3,103
6,000,000		Merck & Co, Inc Note	5.250	07/01/06	Aaa	6,164
4,000,000	e	Merck & Co, Inc Note	2.500	03/30/07	Aa2	3,904
5,000,000		Praxair, Inc Note	3.950	06/01/13	A3	4,803
6,000,000		Procter & Gamble Co (Unsub Note)	6.875	09/15/09	Aa3	6,761
4,500,000		Valspar Corp Notes	6.000	05/01/07	Baa2	4,696

		TOTAL CHEMICALS AND ALLIED PRODUCTS				49,277

COMMUNICATIONS - 0.98%
1,050,000		360 Communications Co Note	6.650	01/15/08	A2	1,125
5,800,000	g	ALLTEL Ohio LP (Guarantee Note)	8.000	08/15/10	A2	6,784
3,170,000		AT&T Corp (Guarantee Note)	8.375	03/15/13	Baa3	3,907
5,000,000		AT&T Corp (Sr Note)	8.050	11/15/11	Ba1	5,756
2,500,000		AT&T Wireless Services, Inc (Sr Note)	7.875	03/01/11	Baa2	2,942
1,500,000		AT&T Wireless Services, Inc (Sr Note)	8.750	03/01/31	Baa2	2,022
2,000,000	e	Comcast Corp Bond	7.050	03/15/33	Baa3	2,285
5,000,000	g	COX Communications, Inc Note	4.625	01/15/10	Baa3	4,999
1,500,000		GTE California Inc Deb	5.500	01/15/09	A1	1,563

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

$ 3,000,000	e	GTE North, Inc Deb	5.650	11/15/08	A1	$3,155
4,949,000		Hearst-Argyle Television, Inc (Sr Note)	7.000	01/15/18	Baa3	5,549
5,000,000		New England Telephone & Telegraph Note	7.650	06/15/07	Aa3	5,427
3,500,000		SBC Communications, Inc Note	4.125	09/15/09	A2	3,492
3,000,000		SBC Communications, Inc Note	5.100	09/15/14	A2	3,028
500,000		SBC Communications, Inc Note	6.150	09/15/34	A2	514
1,500,000		Sprint Capital Corp (Guarantee Note)	6.000	01/15/07	Baa3	1,569
5,500,000		Sprint Capital Corp (Guarantee Note)	6.900	05/01/19	Baa3	6,141
1,000,000		Tele-Communications-TCI Group Deb	9.800	02/01/12	Baa3	1,292
6,500,000		Verizon Wireless Capital LLC Note	5.375	12/15/06	A3	6,733

		TOTAL COMMUNICATIONS				68,283

DEPOSITORY INSTITUTIONS - 1.57%
3,000,000		Bank One Corp	2.625	06/30/08	Aa3	2,885
5,000,000		Fifth Third Bancorp Note	3.375	08/15/08	Aa1	4,927
9,700,000		First Chicago Corp (Sub Note)	6.375	01/30/09	A1	10,512
2,000,000		Greenpoint Financial Corp (Sr Note)	3.200	06/06/08	A2	1,951
5,000,000		Hudson United Bank/Mahwah, NJ (Sub Note)	7.000	05/15/12	Baa3	5,600
3,000,000		JP Morgan Chase & Co (Sub Note)	7.875	06/15/10	A1	3,494
5,000,000		JPMorgan Chase & Co (Sub Note)	5.125	09/15/14	A1	5,033
3,000,000		Marshall & Ilsley Corp Note	4.375	08/01/09	A1	3,033
3,000,000		MBNA America Bank NA Note	4.625	08/03/09	Baa1	3,054
2,500,000		Mellon Funding Corp (Guarantee Note)	4.875	06/15/07	A1	2,576
5,000,000		Mellon Funding Corp (Guarantee Note)	6.400	05/14/11	A2	5,533
5,000,000		Mercantile Bankshares Corp (Sub Note)	4.625	04/15/13	A2	4,934
5,000,000		National City Bank/Indiana Note	4.875	07/20/07	Aa3	5,151
5,000,000		Northern Trust Co (Sub Note)	4.600	02/01/13	A1	4,920
3,000,000		PNC Funding Corp	5.300	11/15/15	A3	3,037
3,000,000		Popular North America, Inc (Sub Note)	3.875	10/01/08	A3	2,981
2,401,000		Regions Financial Corp/Old (Sub Note)	7.750	09/15/24	A2	2,971
5,000,000		SunTrust Banks, Inc (Sr Note)	5.050	07/01/07	Aa3	5,173
1,820,000		Union Planters Bank NA Note	5.125	06/15/07	Aa3	1,885
4,500,000		US Bancorp (Sr Note)	5.100	07/15/07	Aa3	4,665
5,000,000		US Bank National Association (Sub Note)	6.300	02/04/14	Aa3	5,559
3,000,000		Washington Mutual Bank FA (Sub Note)	5.650	08/15/14	A3	3,108
2,000,000		Washington Mutual, Inc Note	4.000	01/15/09	A3	1,994
2,000,000		Webster Bank (Sub Note)	5.875	01/15/13	Baa3	2,097
5,000,000		Wells Fargo & Co Note	2.590	09/15/09	Aa1	4,994
5,000,000	v	World Savings Bank FSB (Dep Note)	2.610	09/16/09	Aa3	5,002
3,000,000		Zions Bancorporation (Sub Note)	6.000	09/15/15	Baa1	3,190

		TOTAL DEPOSITORY INSTITUTIONS				110,259

EATING AND DRINKING PLACES - 0.08%
5,000,000		Mcdonald's Corp Note	5.750	03/01/12	A2	5,383

		TOTAL EATING AND DRINKING PLACES				5,383

ELECTRIC, GAS, AND SANITARY SERVICES - 0.33%
5,000,000		Atmos Energy Corp (Sr Note)	5.125	01/15/13	Baa3	5,051
5,000,000		Energen Corp Note	2.680	11/15/07	Baa2	4,999
5,000,000		National Fuel Gas Co Note	5.250	03/01/13	A3	5,093
1,000,000		Nisource Finance Corp (Guarantee Note)	3.200	11/01/06	Baa3	991
5,000,000		UGI Utilities, Inc	7.250	11/01/17	A3	5,769
1,000,000		Washington Gas Light Note	6.620	10/23/26	A2	1,107

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				23,010

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.06%
4,000,000		Emerson Electric Co Note	5.750	11/01/11	A2	4,302

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				4,302

FABRICATED METAL PRODUCTS - 0.05%
3,000,000		Illinois Tool Works, Inc Note	5.750	03/01/09	Aa3	3,205

		TOTAL FABRICATED METAL PRODUCTS				3,205

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

FOOD AND KINDRED PRODUCTS - 0.36%
$ 5,000,000		Bottling Group LLC (Guarantee Note)	4.625	11/15/12	Aa3	$5,065
5,000,000		Campbell Soup Co Note	5.000	12/03/12	A3	5,119
5,000,000		General Mills, Inc Note	5.125	02/15/07	Baa2	5,157
4,000,000		HJ Heinz Co (Guarantee Note)	6.625	07/15/11	A3	4,495
5,000,000		Kellogg Co Note	6.600	04/01/11	Baa2	5,595

		TOTAL FOOD AND KINDRED PRODUCTS				25,431

FOOD STORES - 0.15%
4,000,000		Albertson S, Inc Deb	7.450	08/01/29	Baa2	4,686
5,000,000		Kroger Co (Guarantee Note)	8.050	02/01/10	Baa2	5,834

		TOTAL FOOD STORES				10,520

FURNITURE AND FIXTURES - 0.09%
4,000,000		Leggett & Platt, Inc Note	4.700	04/01/13	A2	4,013
2,000,000		Newell Rubbermaid, Inc Note	4.000	05/01/10	Baa2	1,951

		TOTAL FURNITURE AND FIXTURES				5,964

GENERAL BUILDING CONTRACTORS - 0.29%
3,000,000		Centex Corp (Sr Note)	4.550	11/01/10	Baa2	2,988
2,000,000		KB Home (Guarantee Note)	5.875	01/15/15	Ba1	1,980
3,000,000	g	Lennar Corp Note	5.500	09/01/14	Baa3	3,040
3,000,000		MDC Holdings, Inc (Guarantee Note)	5.500	05/15/13	Baa3	3,057
4,000,000		Pulte Homes, Inc (Sr Note)	6.375	05/15/33	Baa3	3,984
5,000,000		Toll Brothers, Inc (Guarantee Note)	6.875	11/15/12	Baa3	5,594

		TOTAL GENERAL BUILDING CONTRACTORS				20,643

GENERAL MERCHANDISE STORES - 0.09%
2,500,000	g	May Department Stores Co/The Note	6.650	07/15/24	Baa2	2,631
3,000,000		Target Corp Note	5.875	03/01/12	A2	3,272
500,000	e	Target Corp Note	4.000	06/15/13	A2	483

		TOTAL GENERAL MERCHANDISE STORES				6,386

HEALTH SERVICES - 0.04%
3,000,000		UnitedHealth Group, Inc Note	5.200	01/17/07	A3	3,096

		TOTAL HEALTH SERVICES				3,096

HOLDING AND OTHER INVESTMENT OFFICES - 0.17%
5,000,000		AvalonBay Communities, Inc Note	6.625	09/15/11	Baa1	5,542
2,000,000		Chelsea Property Group, Inc Note	6.000	01/15/13	Baa2	2,100
2,000,000		EOP Operating LP (Guarantee Note)	5.875	01/15/13	Baa2	2,112
2,000,000		Vornado Realty Trust Note	5.625	06/15/07	Baa2	2,081

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				11,835

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.35%
3,380,000		Deere & Co Deb	8.500	01/09/22	A3	4,491
5,000,000		Hewlett-Packard Co Note	6.500	07/01/12	A3	5,624
4,000,000	g	IBM Canada Credit Services Co (Guarantee Note)	3.750	11/30/07	A1	4,073
5,000,000		International Business Machines Corp Note	4.750	11/29/12	A1	5,100
5,000,000		John Deere Capital Corp Note	3.900	01/15/08	A3	5,013

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				24,301

INSTRUMENTS AND RELATED PRODUCTS - 0.15%
4,500,000		Becton Dickinson & Co Note	7.150	10/01/09	A2	5,093
5,000,000		Boston Scientific Corp	5.450	06/15/14	Baa1	5,203

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				10,296

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

INSURANCE CARRIERS - 0.59%
$ 5,000,000		America General Corp Note	7.500	08/11/10	Aaa	$5,761
3,000,000		Chubb Corp (Sr Note)	5.200	04/01/13	A2	3,046
3,500,000	g	Cincinnati Financial Corp Note	6.125	11/01/34	A2	3,524
3,000,000		First American Corp Note	5.700	08/01/14	Baa2	3,058
4,000,000		Lincoln National Corp Note	5.250	06/15/07	A3	4,147
3,000,000		Markel Corp (Sr Note)	7.350	08/15/34	Baa3	3,260
5,000,000		Protective Life Corp Note	4.300	06/01/13	A3	4,756
3,500,000		Prudential Financial, Inc Note	4.750	04/01/14	A3	3,431
2,500,000		Safeco Corp (Sr Note)	4.875	02/01/10	Baa1	2,553
5,000,000		UnitedHealth Group, Inc Note	3.375	08/15/07	A3	4,962
3,000,000	g	WellPoint, Inc Note	4.250	12/15/09	Baa1	3,004

		TOTAL INSURANCE CARRIERS				41,502

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.04%
3,000,000		Blyth, Inc Note	5.500	11/01/13	Baa3	3,006

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				3,006

MISCELLANEOUS RETAIL - 0.07%
5,000,000	g,v	CVS Corp (Pass thru Cert)	5.298	01/11/27	A3e	5,014

		TOTAL MISCELLANEOUS RETAIL				5,014

MOTION PICTURES - 0.22%
3,000,000		AOL Time Warner, Inc (Guarantee Note)	6.875	05/01/12	Baa1	3,415
6,000,000		Time Warner, Inc (Guarantee Note)	6.625	05/15/29	Baa1	6,488
5,000,000		Walt Disney Co Note	5.500	12/29/06	Baa1	5,187

		TOTAL MOTION PICTURES				15,090

NONDEPOSITORY INSTITUTIONS - 1.47%
4,000,000		AGL Capital Corp Bond	6.000	10/01/34	Baa1	4,013
5,000,000	v	American Express Centurion Bank Note	2.567	11/16/09	Aa3	5,002
5,000,000	e	American Express Co Note	3.750	11/20/07	A1	5,014
2,000,000		American General Finance Corp	4.625	05/15/09	A1	2,035
5,000,000		Capital One Bank (Sr Note)	5.125	02/15/14	Baa2	5,006
1,980,000		Capital One Financial Corp Note	6.250	11/15/13	Baa3	2,131
4,000,000		CIT Group, Inc (Sr Note)	4.125	11/03/09	A2	3,982
3,250,000		Countrywide Home Loans, Inc (Guarantee Note)	5.625	07/15/09	A3	3,440
1,925,000		Countrywide Home Loans, Inc Note	3.250	05/21/08	A3	1,882
5,000,000		KeyBank National Association Note	5.000	07/17/07	A1	5,160
2,000,000		MBNA Corp Note	6.250	01/17/07	Baa2	2,103
4,000,000	g,v	OMX Timber Finance Investments LLC Series 1 (Guarantee Note)	5.420	01/29/20	Aa3	3,988
10,100,000	v	Overseas Private Investment Corp	0.000	09/15/08	N/R	10,550
9,944,036		Overseas Private Investment Corp	3.740	04/15/15	N/R	9,785
8,168,000		Overseas Private Investment Corp Bond	4.050	11/15/14	N/R	8,100
14,550,000		Private Export Funding Corp	5.685	05/15/12	Aaa	15,635
4,450,000		Private Export Funding Corp	4.974	08/15/13	Aaa	4,598
1,500,000		Prudential Funding LLC Note	6.600	05/15/08	A1	1,623
4,000,000		SLM Corp Note	4.000	01/15/10	A2	3,970
4,873,997	v	Wells Fargo Home Equity Trust	4.450	10/26/34	A	4,874

		TOTAL NONDEPOSITORY INSTITUTIONS				102,891

OIL AND GAS EXTRACTION - 0.30%
5,515,000		Anadarko Finance (Guarantee Note)	6.750	05/01/11	Baa1	6,225
5,000,000		Apache Finance Canada Corp	4.375	05/15/15	A3	4,848
5,000,000	g	Eog Resources Canada, Inc (Guarantee Note)	4.750	03/15/14	Baa1	4,909
5,000,000		Valero Logistics Operations LP (Guarantee Note)	6.050	03/15/13	Baa3	5,305

		TOTAL OIL AND GAS EXTRACTION				21,287

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

OTHER MORTGAGE BACKED SECURITIES - 0.78%
$ 6,000,000		Banc of America Commercial Mortgage Series 2002-2 (Class A3)	5.118	07/11/43	Aaa	$6,209
10,000,000		Banc of America Commercial Mortgage Series 2004-4 (Class A6)	4.877	07/10/42	Aaa	10,056
10,000,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	10,189
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	1,048
9,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	9,363
10,000,000		Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/01/35	Aa3	10,345
4,000,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	4,092
3,000,000		Wachovia Bank Commercial Mortgage Trust Series 2004-C15 (Class A4)	4.803	10/15/41	Aaa	2,988

		TOTAL OTHER MORTGAGE BACKED SECURITIES				54,290

PAPER AND ALLIED PRODUCTS - 0.13%
5,000,000	e	Kimberly-Clark Corp Note	5.000	08/15/13	Aa2	5,163
3,300,000		Rock-Tenn Co (Sr Note)	8.200	08/15/11	Baa3	3,913

		TOTAL PAPER AND ALLIED PRODUCTS				9,076

PETROLEUM AND COAL PRODUCTS - 0.07%
5,000,000		Sunoco, Inc Note	4.875	10/15/14	Baa2	4,933

		TOTAL PETROLEUM AND COAL PRODUCTS				4,933

PIPELINES, EXCEPT NATURAL GAS - 0.04%
2,500,000		Kinder Morgan Energy Partners LP (Sr Note)	7.300	08/15/33	Baa1	2,886

		TOTAL PIPELINES, EXCEPT NATURAL GAS				2,886

PRIMARY METAL INDUSTRIES - 0.08%
5,000,000		Hubbell, Inc Note	6.375	05/15/12	A3	5,449

		TOTAL PRIMARY METAL INDUSTRIES				5,449

RAILROAD TRANSPORTATION - 0.09%
5,000,000		Norfolk Southern Corp Bond	7.800	05/15/27	Baa1	6,233

		TOTAL RAILROAD TRANSPORTATION				6,233

SECURITY AND COMMODITY BROKERS - 0.21%
2,500,000	e	Goldman Sachs Group, Inc	3.875	01/15/09	Aa3	2,491
2,000,000		Goldman Sachs Group, Inc (Sub Note)	6.345	02/15/34	A1	2,070
5,000,000		Merrill Lynch & Co, Inc Note	5.000	01/15/15	Aa3	4,977
5,039,397	g	US Trade Funding Corp	4.260	11/15/14	N/R	5,039

		TOTAL SECURITY AND COMMODITY BROKERS				14,577

TRANSPORTATION BY AIR - 0.07%
10		Delta Airlines, Inc Series 1992-B1 (Pass-Thu Cert) Note	8.270	09/23/07	B1	0
5,000,000		JetBlue Airways Corp (Pass thru Cert)	2.740	11/15/16	Aaa	5,020

		TOTAL TRANSPORTATION BY AIR				5,020

TRANSPORTATION EQUIPMENT - 0.12%
3,500,000	g	Dana Corp Note	5.850	01/15/15	Ba2	3,465
5,000,000		Harsco Corp Note	5.125	09/15/13	A3	5,054

		TOTAL TRANSPORTATION EQUIPMENT				8,519

WHOLESALE TRADE-DURABLE GOODS - 0.10%
3,000,000	g	Hughes Supply, Inc Note	5.500	10/15/14	Ba1	2,962
4,000,000	e	Johnson & Johnson Deb	4.950	05/15/33	Aaa	3,787

		TOTAL WHOLESALE TRADE-DURABLE GOODS				6,749

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE (000)

WHOLESALE TRADE-NONDURABLE GOODS - 0.05%
$ 3,500,000		Safeway, Inc Note	6.500	03/01/11	Baa2	$3,828

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				3,828

		TOTAL CORPORATE BONDS				757,088
		(Cost $741,908)

GOVERNMENT BONDS - 26.70%
AGENCY SECURITIES - 5.55%
20,000,000		Federal Farm Credit Bank (FFCB)	3.300	11/05/08	Aaa	19,709
5,340,000			5.250	08/13/19	Aaa	5,428
50,000,000		Federal Home Loan Bank (FHLB)	2.500	04/11/06	Aaa	49,639
30,000,000			2.875	05/22/06	Aaa	29,904
4,000,000	e		2.625	10/16/06	Aaa	3,960
25,000,000		Federal Home Loan Mortgage Corp (FHLMC)	1.875	02/15/06	Aaa	24,681
13,000,000			3.500	05/21/08	Aaa	12,954
8,000,000			3.750	05/12/09	Aaa	7,993
21,910,000	e		5.875	03/21/11	Aa2	23,655
40,000,000		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	07/15/05	Aaa	40,895
9,250,000	e		3.500	04/01/08	Aaa	9,198
25,000,000	e		4.125	09/01/09	Aaa	24,944
9,000,000	e		7.000	03/15/10	Aaa	10,271
13,800,000	e		5.000	07/15/14	Aaa	14,251
1,200,000		Federal National Mortgage Association (FNMA)	7.125	03/15/07	Aaa	1,295
19,000,000			3.410	08/30/07	Aaa	18,936
17,225,000			3.375	12/15/08	Aaa	17,003
20,000,000	e		7.125	06/15/10	Aaa	22,988
20,000,000			6.000	05/15/11	Aaa	22,004
29,000,000	e		4.625	10/15/14	Aaa	29,022

		TOTAL AGENCY SECURITIES				388,730

FOREIGN GOVERNMENT BONDS - 0.30%
11,000,000		Province of Quebec Deb	7.500	09/15/29	A1	14,283
6,000,000		Province of Quebec (Sr Unsub Note)	5.750	02/15/09	A1	6,433

		TOTAL FOREIGN GOVERNMENT BONDS				20,716

MORTGAGE BACKED SECURITIES -13.02%
446,792		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/11		469
1,272,509			6.500	12/01/16		1,348
1,736,391			6.000	12/01/17		1,819
4,357,993			5.000	06/01/18		4,429
9,052,992			4.500	10/01/18		9,044
11,751,919			4.500	11/01/18		11,741
11,131,846			4.500	11/01/18		11,121
13,574,211			4.500	01/01/19		13,537
5,832,188	d		5.500	01/01/19		6,029
15,070,340			5.000	02/01/19		15,312
5,102,432			5.000	02/01/19		5,184
1,300,286	d		7.000	10/01/20		1,385
63,814			7.000	05/01/23		68
859,262	d		8.000	01/01/31		931
1,135,879			6.500	08/01/32		1,193
12,400,139			6.000	06/01/33		12,815
9,942,431			5.500	09/01/33		10,110
8,025,245			5.500	09/01/33		8,160
9,803,527			5.000	11/01/33		9,756
2,356,803			6.000	11/01/33		2,436
3,742,475			5.500	01/01/34		3,804
16,000,000	h		6.000	01/15/34		16,525
7,587,105			6.000	02/01/34		7,841
4,243,960			6.000	02/01/34		4,386
123,000,000	h	Federal National Mortgage Association (FNMA)	5.500	01/25/34		124,845
25,174,517	v		4.358	06/01/11		25,119

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	VALUE (000)

$ 121,998		Federal National Mortgage Association (FNMA)	7.500	06/01/11	$130
36,805			8.000	06/01/11	39
39,865			8.000	06/01/11	42
120,064			8.000	07/01/11	128
66,004			7.500	08/01/11	70
28,660			7.500	09/01/11	30
4,112			7.500	09/01/11	4
78,232			7.500	10/01/11	83
2,606			7.500	10/01/11	3
13,571			7.500	10/01/11	14
625,891			7.000	04/01/12	664
109,163			6.500	09/01/12	116
2,943,349			4.440	07/01/13	2,921
3,272,333			4.019	08/01/13	3,169
3,419,581			4.518	05/01/14	3,401
4,519,183			4.265	06/01/14	4,402
3,271,043			4.530	10/01/14	3,252
31,031			8.500	11/01/14	34
904,037			6.500	10/01/16	959
3,658,620	d		6.500	04/01/17	3,880
5,802,381			6.000	11/01/17	6,084
7,394,921			6.000	11/01/17	7,753
3,788,743			6.000	01/01/18	3,972
2,421,511			6.000	02/01/18	2,539
1,959,055			6.500	02/01/18	2,078
6,203,624			5.500	03/01/18	6,417
1,056,244			5.500	04/01/18	1,093
16,440,361	d		5.500	04/01/18	17,005
122,073			5.500	05/01/18	126
21,703,824			5.000	07/01/18	22,072
21,645,459			5.500	11/01/18	22,389
9,045,279			5.000	12/01/18	9,199
7,358,242			5.000	01/01/19	7,483
1,250,770			6.000	01/01/19	1,305
16,000,000	h		5.000	01/25/19	16,250
8,000,000	h		5.500	01/25/19	8,265
1,267,053			6.000	02/01/19	1,322
10,672,411			5.000	03/01/19	10,850
118,062			8.000	03/01/23	129
1,751,129			5.500	02/01/24	1,791
308,549			8.000	07/01/24	336
78,000,000	h		6.000	01/25/32	80,633
25,000,000	h		6.500	01/25/32	26,211
8,828,965			6.500	11/01/32	9,267
2,210,496			5.500	06/01/33	2,246
2,312,113			5.500	07/01/33	2,349
8,810,450			5.500	07/01/33	8,958
2,669,334			5.500	07/01/33	2,712
3,654,848			4.500	08/01/33	3,539
7,949,224			6.000	08/01/33	8,223
3,415,184			5.000	11/01/33	3,395
1,410,687			5.500	11/01/33	1,433
1,185,662			5.500	11/01/33	1,205
28,814,040	d		5.500	11/01/33	29,277
4,828,140			5.500	11/01/33	4,906
4,378,617			5.500	11/01/33	4,449
3,527,107			5.500	11/01/33	3,584
3,595,545			5.500	11/01/33	3,653
2,883,062			5.500	11/01/33	2,929
6,301,879			5.000	12/01/33	6,265
896,240			5.500	12/01/33	911
1,193,291			5.500	12/01/33	1,212
2,361,355			5.500	12/01/33	2,399
893,405			5.500	12/01/33	908
1,237,743			5.500	12/01/33	1,258
2,766,786			5.500	01/01/34	2,811
23,421,479			5.000	03/01/34	23,284
10,827,319			5.000	03/01/34	10,764
48,785,294			5.000	03/01/34	48,499
1,989,109			4.500	05/01/34	1,924

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
PRINCIPAL			RATE	DATE	VALUE (000)

$ 84,406		Federal National Mortgage Association (FNMA)	4.500	05/01/34	$82
97,538			4.500	05/01/34	94
1,854,381			4.500	05/01/34	1,793
148,848			4.500	06/01/34	144
1,495,573			4.500	06/01/34	1,446
89,619			4.500	06/01/34	87
1,819,263			4.500	06/01/34	1,760
92,636			4.500	06/01/34	90
373,131			4.500	06/01/34	361
254,969			4.500	07/01/34	247
85,049			4.500	07/01/34	82
280,241			4.500	07/01/34	271
1,966,923			4.500	08/01/34	1,902
137,470			4.500	08/01/34	133
144,293			4.500	09/01/34	140
14,000,000	h		5.000	02/25/35	13,851
25,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/15/35	24,992
3,000,000	h		5.500	01/20/35	3,061
3,988,000			0.000	11/15/05	3,881
1,211,000			0.000	05/15/08	1,067
5,000,000			0.000	05/15/09	4,204
6,020,000			0.000	05/15/09	5,062
17,197			8.500	09/15/09	19
72,084			8.500	10/15/09	78
15,818			8.500	12/15/09	17
439,997			9.000	12/15/09	478
9,428,000			0.000	11/15/10	7,362
3,017,000			0.000	05/15/12	2,158
330,664			9.000	12/15/17	371
19,568			9.000	08/15/20	22
249,797			8.000	06/15/22	273
69,273			6.500	08/15/23	73
59,535			6.500	08/15/23	63
56,433			6.500	09/15/23	60
10,000,000			4.500	11/16/29	9,893
1,050,176	d		6.500	05/20/31	1,104
8,791,247			6.000	05/15/33	9,117
6,977,966			5.500	09/15/33	7,134
27,509,486			5.500	09/20/33	28,097

		TOTAL MORTGAGE BACKED SECURITIES			911,479

U.S. TREASURY SECURITIES - 7.83%
83,283,000		U.S. Treasury Bond	10.000	05/15/10	85,558
23,370,000	e	U.S. Treasury Bond	4.250	11/15/14	23,428
144,300,000	e	U.S. Treasury Bond	8.000	11/15/21	198,130
26,290,000	e	U.S. Treasury Bond	5.375	02/15/31	28,422
11,200,000	e	U.S. Treasury Note	2.750	06/30/06	11,170
69,950,000	e	U.S. Treasury Note	2.375	08/15/06	69,289
2,850,000	e	U.S. Treasury Note	2.500	09/30/06	2,826
25,000,000	e	U.S. Treasury Note	2.625	11/15/06	24,816
2,950,000	e	U.S. Treasury Note	2.750	08/15/07	2,918
1,000,000	e	U.S. Treasury Note	3.000	11/15/07	994
10,000,000	e	U.S. Treasury Note	2.625	05/15/08	9,778
15,000,000	e	U.S. Treasury Note	3.250	08/15/08	14,933
1,700,000	e	U.S. Treasury Note	3.125	10/15/08	1,682
4,000,000	e	U.S. Treasury Note	4.000	06/15/09	4,076
1,900,000	e	U.S. Treasury Note	3.500	11/15/09	1,891
14,500,000	e	U.S. Treasury Note	3.500	12/15/09	14,436
28,862,984	e,k	U.S. Treasury Inflation Indexed Note	3.875	01/15/09	32,369
20,784,389	k	U.S. Treasury Inflation Indexed Bond	1.875	07/15/13	21,375

		TOTAL U.S. TREASURY SECURITIES			548,091

		TOTAL GOVERNMENT BONDS			1,869,016
		(Cost $1,863,729)

		TOTAL BONDS			2,626,104
		(Cost $2,605,637)

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

PREFERRED STOCKS - 0.00%
HEALTH SERVICES - 0.00%
4,293		Bio-Reference Labs, Inc	$75

		TOTAL HEALTH SERVICES	75

		TOTAL PREFERRED STOCKS	75
		(Cost $59)
COMMON STOCKS - 60.61%
AMUSEMENT AND RECREATION SERVICES - 0.03%
46,689	e*	Gaylord Entertainment Co	1,939
11,648	e*	Sunterra Corp	164

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,103

APPAREL AND ACCESSORY STORES - 0.31%
750		AnnTaylor Stores Corp	16
37,408		Foot Locker, Inc	1,007
326,630	e	Gap, Inc	6,898
159,620		Limited Brands, Inc	3,674
46,819	e	Nordstrom, Inc	2,188
38,284	e	Ross Stores, Inc	1,105
258,621		TJX Cos, Inc	6,499

		TOTAL APPAREL AND ACCESSORY STORES	21,387

APPAREL AND OTHER TEXTILE PRODUCTS - 0.04%
76,645	e*	Collins & Aikman Corp	334
24,716	e*	Hartmarx Corp	192
43,154		Liz Claiborne, Inc	1,822
3,200		Oxford Industries, Inc	132

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,480

AUTO REPAIR, SERVICES AND PARKING - 0.01%
20,795		Midas, Inc	416
3,400		Ryder System, Inc	162

		TOTAL AUTO REPAIR, SERVICES AND PARKING	578

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.05%
600		Advance Auto Parts	26
23,591	e*	Autozone, Inc	2,154
27,200	e*	Carmax, Inc	845
14,532	e*	Copart, Inc	382

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	3,407

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.90%
1,171	e	Building Materials Holding Corp	45
7,955	e	Fastenal Co	490
1,004,126		Home Depot, Inc	42,916
337,954		Lowe's Cos	19,463

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	62,914

BUSINESS SERVICES - 3.70%
9,719	e*	24/7 Real Media Inc	42
213,900	e*	3Com Corp	892
10,600	e*	ActivCard Corp	94
4,500	e*	Administaff, Inc	57

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

66,166	e	Adobe Systems, Inc	$4,151
15,700	e*	Agile Software Corp	128
66,744	e*	Akamai Technologies, Inc	870
20,916	e*	Aspect Communications Corp	233
19,272	e*	At Road, Inc	133
401,950		Automatic Data Processing, Inc	17,826
89,457	e*	BEA Systems, Inc	793
28,252		Bisys Group, Inc	465
206	e*	Blue Coat Systems, Inc	4
35,799	e*	BMC Software, Inc	666
81,599		Brocade Communications Systems, Inc	623
60,862	e*	Cadence Design Systems, Inc	841
71,007		Ceridian Corp	1,298
17,571		Citrix Systems, Inc	431
72,373	e*	CNET Networks, Inc	813
60,912	e*	Cognizant Technology Solutions Corp	2,578
89,838		Compuware Corp	581
5,085	e*	Concord Communications, Inc	56
104,201		Convergys Corp	1,562
4,297		Corillian Corp	21
6,200	e*	CSG Systems International, Inc	116
24,300	e	Deluxe Corp	907
2,603	e*	Digital River, Inc	108
75,453		DST Systems, Inc	3,933
29,750		Dun & Bradstreet Corp	1,775
8,599		eFunds Corp	206
64,398	e*	Electronic Arts, Inc	3,972
368,927		Electronic Data Systems Corp	8,522
19,883		Embarcadero Technologies, Inc	187
4,175		Equinix Inc	178
1,800		eSpeed, Inc (Class A)	22
4,176	e*	F5 Networks, Inc	203
11,850	e	Fair, Isaac & Co, Inc	435
107,614		Fiserv, Inc	4,325
4,310	e*	Greg Manning Auctions Inc	53
62,013	e*	GSI Commerce, Inc	1,103
25,783	e	Henry (Jack) & Associates, Inc	513
2,600		iGate Corp	11
123,843		IMS Health, Inc	2,874
9,400		Informatica Corp	76
85,957	e*	Innovative Solutions & Support, Inc	2,868
3,900		Intrado, Inc	47
54,832		Intuit, Inc	2,413
24,500	e*	Ipass Inc	181
39,174	e*	Iron Mountain, Inc	1,194
8,569	e*	iVillage Inc	53
175,353		Juniper Networks, Inc	4,768
3,175		Jupitermedia Corp	76
3,011	e*	Kforce, Inc	33
30,399		Lamar Advertising Co	1,300
6,548		Manpower, Inc	316
3,200		MAPICS, Inc	34
38,313	e*	Mercury Interactive Corp	1,745
3,434,236		Microsoft Corp	91,728
20,263	e*	Mindspeed Technologies Inc	56
46,510	e*	Monster Worldwide Inc	1,565
19,374		NCR Corp	1,341
2,900		NDCHealth Corp	54
2,000		Netratings, Inc	38
13,360	e*	Network Equipment Technologies, Inc	131
220,909		NIC, Inc	1,122
222,200	e*	Novell, Inc	1,500
124,709		Omnicom Group, Inc	10,515
1,498,149		Oracle Corp	20,555
9,628		Packeteer, Inc	139
8,053	e*	PalmSource Inc	103
11,400	e*	Parametric Technology Corp	67
35,275		PDI, Inc	786

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

16,200		Pegasystems, Inc	$138
19,700		Perot Systems Corp (Class A)	316
14,017	e*	Pixar, Inc	1,200
26,126		Portal Software Inc	69
17,488		R.H. Donnelley Corp	1,033
1,500	e*	Radisys Corp	29
32,799	e*	Red Hat, Inc	438
5,800	e*	Rewards Network Inc	41
64,008		Robert Half International, Inc	1,884
4,600	e*	RSA Security, Inc	92
26,353	e*	Sapient Corp	208
20,684	e*	Scansoft, Inc	87
1,300	e*	Secure Computing Corp	13
46,300	e*	Seebeyond Technology Corp	166
156,600	e*	Siebel Systems, Inc	1,644
6,148		Sitel Corp	15
6,300		SonicWALL, Inc	40
40,437		Spherion Corp	340
9,750		SS&C Technologies, Inc	201
1,543,479	e*	Sun Microsystems, Inc	8,304
141,293		Sungard Data Systems, Inc	4,003
1,300	e*	Sykes Enterprises, Inc	9
150,204		Symantec Corp	3,869
13,290		Synopsys, Inc	261
9,384	e*	TeleTech Holdings, Inc	91
35,400	e*	TIBCO Software, Inc	472
94,572	e	Total System Services, Inc	2,298
25,700	e*	Tyler Technologies, Inc	215
55,752	e*	Unisys Corp	568
7,706	e*	United Rentals, Inc	146
13,535		Universal Compression Holdings, Inc	473
65,025	e*	VeriSign, Inc	2,180
140,500		Veritas Software Corp	4,011
30,500	e*	WatchGuard Technologies, Inc	135
3,800	e*	Wind River Systems, Inc	51
388,403	e*	Yahoo!, Inc	14,635

		TOTAL BUSINESS SERVICES	259,080

CHEMICALS AND ALLIED PRODUCTS - 5.38%
20,443	e*	Abgenix, Inc	211
11,996	e*	Able Laboratories Inc	273
23,736	e*	Adolor Corp	235
11,589		Advancis Pharmaceutical Corp	44
197,626		Air Products & Chemicals, Inc	11,456
4,000	e*	Albany Molecular Research, Inc	45
8,770	e*	Alexion Pharmaceuticals, Inc	221
6,874	e*	Alkermes, Inc	97
131,585	e	Allergan, Inc	10,668
18,712	e*	American Pharmaceutical Partners, Inc	700
592,822	e*	Amgen, Inc	38,030
16,862	e*	Amylin Pharmaceuticals, Inc	394
4,001		Array Biopharma, Inc	38
7,705	e*	Atherogenics, Inc	182
72,532	e*	Avant Immunotherapeutics, Inc	146
132,000		Avery Dennison Corp	7,916
195,800		Avon Products, Inc	7,577
77,934	e*	Barr Laboratories, Inc	3,549
63,884	e*	Benthley Pharmaceuticals, Inc	687
6,233	e*	BioCryst Pharmaceuticals Inc	36
27,910	e*	Bioenvision Inc	250
141,434		Biogen Idec Inc	9,421
45,257	e*	BioMarin Pharmaceutical, Inc	289
11,609	e*	Biosite, Inc	714
63,624		Bone Care International, Inc	1,772
17,133	e*	Bradley Pharmaceuticals, Inc	332
57,000		Cabot Corp	2,205
22,039	e*	Cell Therapeutics, Inc	179
11,828	e*	Cephalon, Inc	602

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

11,600	e*	Charles River Laboratories International, Inc	$534
21,596	e*	Chattem, Inc	715
107,144		Clorox Co	6,314
266,800		Colgate-Palmolive Co	13,649
24,200	e*	Connetics Corp	588
15,500	e*	Cubist Pharmaceuticals, Inc	183
4,911	e*	Curis, Inc	26
6,761	e*	Cypress Bioscience Inc	95
14,173	e*	Cytogen Corp	163
23,162	e*	Dendreon Corp	250
45,503		Diagnostic Products Corp	2,505
15,999	e*	Digene Corp	418
9,791	e*	Discovery Laboratories Inc	78
84,779	e*	Dov Pharmaceutical Inc	1,530
349,215	e*	Durect Corp	1,145
7,541	e*	Dusa Pharmaceuticals, Inc	108
196,600	e	Ecolab, Inc	6,907
90,786		Encysive Pharmaceuticals Inc	902
72,114		Eon Labs, Inc	1,947
12,727	e*	EPIX Medical, Inc	228
700		Estee Lauder Cos (Class A)	32
191,400	e*	First Horizon Pharmaceutical	4,381
215,832		Forest Laboratories, Inc	9,682
10,134	e*	Genaera Corp	35
69,900		Genta, Inc	123
145,497		Genzyme Corp (General Division)	8,449
22,156	e*	Geron Corp	177
157,256		Gilead Sciences, Inc	5,502
533,053		Gillette Co	23,870
87,652	e*	Guilford Pharmaceuticals, Inc	434
40,916		H.B. Fuller Co	1,167
69,413	e*	Hollis-Eden Pharmaceuticals	654
60,776	e*	Human Genome Sciences, Inc	731
18,436	e*	ICOS Corp	521
35,884		Idexx Laboratories, Inc	1,959
8,099	e*	Immucor, Inc	190
47,200		Immunogen, Inc	417
44,900		Immunomedics, Inc	136
97,808	e*	Impax Laboratories, Inc	1,553
72,455	e*	Indevus Pharmaceuticals, Inc	432
5,392	e*	Inkine Pharmaceutical Co, Inc	29
6,900	e*	InterMune, Inc	91
39,081		Inverness Medical Innovations, Inc	981
8,689		Invitrogen Corp	583
40,810	e*	Isis Pharmaceuticals, Inc	241
4,334	e*	Isolagen Inc	34
162,950	e*	King Pharmaceuticals, Inc	2,021
1,500		Kos Pharmaceuticals, Inc	56
12,800	e*	KV Pharmaceutical Co (Class A)	282
39,656		Lannett Co, Inc	391
9,275	e*	Ligand Pharmaceuticals, Inc (Class B)	108
12,800	e	Mannatech Inc	244
34,085	e*	Martek Biosciences Corp	1,745
47,348	e*	Medarex, Inc	510
59,422		Medicis Pharmaceutical Corp (Class A)	2,086
100,322		Medimmune, Inc	2,720
1,366,558		Merck & Co, Inc	43,921
33,600	e*	MGI Pharma, Inc	941
108,616	e*	Millennium Pharmaceuticals, Inc	1,316
256,616	e	Mylan Laboratories, Inc	4,537
3,254	e*	Myogen Inc	26
76,865		Nabi Biopharmaceuticals	1,126
32,567		NBTY, Inc	782
43,403	e*	Nektar Therapeutics	878
34,431		Neose Technologies, Inc	231
4,000	e*	Neurocrine Biosciences, Inc	197
7,009	e*	Northfield Laboratories, Inc	158
36,005		Noven Pharmaceuticals, Inc	614
3,412	e*	NPS Pharmaceuticals, Inc	62
22,015		Nutraceutical International Corp	339

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

5,567	e*	Nuvelo Inc	$55
1,500	e*	OraSure Technologies, Inc	10
18,505	e*	OSI Pharmaceuticals, Inc	1,385
119,787		Pain Therapeutics, Inc	864
235,177		Palatin Technologies Inc	626
5,500	e*	Par Pharmaceutical Cos Inc	228
63,742	e*	Penwest Pharmaceuticals Co	762
173,502		Peregrine Pharmaceuticals, Inc	203
3,932	e*	Pharmacyclics, Inc	41
6,753	e*	Pharmion Corp	285
83,891	e*	Pozen, Inc	610
128,578		Praecis Pharmaceuticals, Inc	244
218,754		Praxair, Inc	9,658
1,331,138		Procter & Gamble Co	73,319
21,566		Progenics Pharmaceuticals	370
23,161	e*	Protein Design Labs, Inc	479
132,354		Rohm & Haas Co	5,854
58,884		Salix Pharmaceuticals Ltd	1,036
55,729	e*	Sepracor, Inc	3,309
86,075	e	Sigma-Aldrich Corp	5,204
41,426	e*	SuperGen, Inc	292
16,038	e*	Tanox, Inc	244
24,507		Third Wave Technologies, Inc	211
11,300	e*	United Therapeutics Corp	510
9,737	e*	USANA Health Sciences Inc	333
26,431	e*	Vertex Pharmaceuticals, Inc	279
16,600		Vicuron Pharmaceuticals Inc	289
23,421	e*	Vion Pharmaceuticals, Inc	110
101,172	e*	Watson Pharmaceuticals, Inc	3,319
76,385	e	Wellman, Inc	817
7,000		West Pharmaceutical Services, Inc	175
8,582	e*	Zila Inc	37
52,533	e*	Zymogenetics, Inc	1,208

		TOTAL CHEMICALS AND ALLIED PRODUCTS	376,615

COMMUNICATIONS - 2.95%
103,440	e	Alltel Corp	6,078
507,067	e	AT&T Corp	9,665
161,341	e*	Avaya, Inc	2,775
830,629	e	BellSouth Corp	23,083
5,000		CenturyTel, Inc	177
623,273	e*	Comcast Corp	20,743
365,769	e*	Comcast Corp Special	12,012
12,515		Foundry Networks, Inc	165
176,003	e*	IAC/InterActiveCorp	4,861
48,600		Infonet Services Corp (Class B)	98
80,495		Liberty Media International, Inc	3,721
6,870		LUCENT TECHNOLOGIES INC	11
1,671,312	e*	Lucent Technologies, Inc	6,284
12,819	e*	Mastec, Inc	130
10,700	e*	Net2Phone, Inc	36
231,894	e*	Nextel Communications, Inc (Class A)	6,957
23,261	e*	Novatel Wireless, Inc	451
32,445		NTL Inc	2,367
8,000		Paxson Communications Corp	11
1,721,495		SBC Communications, Inc	44,363
438,030		Sprint Corp (FON Group)	10,885
16,388	e*	Time Warner Telecom, Inc (Class A)	71
49,898		UnitedGlobalcom, Inc (Class A)	482
48,526	e*	Univision Communications, Inc (Class A)	1,420
1,181,695		Verizon Communications, Inc	47,870
5,100		West Corp	169
46,139	e*	XM Satellite Radio Holdings, Inc	1,736

		TOTAL COMMUNICATIONS	206,621

DEPOSITORY INSTITUTIONS - 5.73%
150,155	e	AmSouth Bancorp	3,889

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

2,500		Astoria Financial Corp	$100
408,124		BB&T Corp	17,162
754		Capital Crossing Bank	23
92,783		Comerica, Inc	5,662
702		Commerce Bancorp, Inc	45
1,077	e	Commercial Capital Bancorp Inc	25
403,224	e	Fifth Third Bancorp	19,064
6,300	e	First Horizon National Corp	272
163,870	e	Golden West Financial Corp	10,065
1,562		International Bancshares Corp	62
2,016,984	e	J.P. Morgan Chase & Co	78,683
287,911		KeyCorp	9,760
49,800	e	M & T Bank Corp	5,370
32,800	e	Marshall & Ilsley Corp	1,450
252,683		Mellon Financial Corp	7,861
513,117		National City Corp	19,268
41,200	e	New York Community Bancorp, Inc	847
64,852		North Fork Bancorp, Inc	1,871
121,422	e	Northern Trust Corp	5,899
2,091		Partners Trust Financial Group, Inc	24
2,850		People's Bank	111
229,663		PNC Financial Services Group, Inc	13,192
357,315	e	Regions Financial Corp	12,717
42,600		Sovereign Bancorp, Inc	961
149,174	e	State Street Corp	7,327
240,572	e	SunTrust Banks, Inc	17,773
130,894	e	Synovus Financial Corp	3,741
1,264,912		U.S. Bancorp	39,617
23,332		UnionBanCal Corp	1,504
4,447	e	W Holding Co, Inc	102
1,009,185		Wachovia Corp	53,083
1,011,988	e	Wells Fargo & Co	62,895
6,400	e	Zions Bancorp	435

		TOTAL DEPOSITORY INSTITUTIONS	400,860

EATING AND DRINKING PLACES - 0.64%
154,400	e	Darden Restaurants, Inc	4,283
1,175,801	e	McDonald's Corp	37,696
14,800		Outback Steakhouse, Inc	678
56,151	e	Wendy's International, Inc	2,204

		TOTAL EATING AND DRINKING PLACES	44,861

EDUCATIONAL SERVICES - 0.10%
66,107		Apollo Group, Inc (Class A)	5,335
30,563		Career Education Corp	1,223
700	e*	Corinthian Colleges, Inc	13
1,700		DeVry, Inc	30
1,900	e*	Laureate Education Inc	84

		TOTAL EDUCATIONAL SERVICES	6,685

ELECTRIC, GAS, AND SANITARY SERVICES - 3.10%
492,654		AES Corp	6,735
116,931		AGL Resources, Inc	3,887
89,632		Allete Inc	3,294
22,543		Aqua America Inc	554
642,931	e*	Aquila, Inc	2,372
38,206		Atmos Energy Corp	1,045
212,240		Avista Corp	3,750
101,937	e	Black Hills Corp	3,127
5,300		California Water Service Group	200
14,500		Cascade Natural Gas Corp	307
27,585		Casella Waste Systems, Inc (Class A)	404
17,100	e	Citizens Communications Co	236
275,771		Cleco Corp	5,587
3,400		Connecticut Water Service, Inc	90

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

18,700		Crosstex Energy Inc	$784
453,255		DPL, Inc	11,381
289,832		Empire District Electric Co	6,573
1,400		Energen Corp	83
750		EnergySouth, Inc	21
170,858		Equitable Resources, Inc	10,364
400,340	e	Hawaiian Electric Industries, Inc	11,670
217,100		Idacorp, Inc	6,637
296,657	e	KeySpan Corp	11,703
326,432		Kinder Morgan, Inc	23,872
8,200	e	Laclede Group, Inc	255
88,593		MGE Energy, Inc	3,192
2,666		Middlesex Water Co	50
235,097	e	National Fuel Gas Co	6,663
2,900		New Jersey Resources Corp	126
140,770	e	Nicor, Inc	5,200
563,115		NiSource, Inc	12,828
8,300		Northwest Natural Gas Co	280
491,148		OGE Energy Corp	13,020
51,415		Otter Tail Corp	1,313
103,254	e	Peoples Energy Corp	4,538
605,280	e	Pepco Holdings, Inc	12,905
23,864		Piedmont Natural Gas Co, Inc	555
554,600	e	Puget Energy, Inc	13,699
113,172		Questar Corp	5,767
34,491		Resource America, Inc (Class A)	1,121
245,817	e*	Sierra Pacific Resources	2,581
22,200		SJW Corp	808
5,400		South Jersey Industries, Inc	284
14,099	e*	Southern Union Co	338
3,200	e*	Stericycle, Inc	147
183,301		Unisource Energy Corp	4,419
6,858	e*	Waste Connections, Inc	235
84,414	e	Western Gas Resources, Inc	2,469
41,700		WGL Holdings, Inc	1,286
518,335	e	Williams Cos, Inc	8,444

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	217,199

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.25%
210,195	e*	Advanced Micro Devices, Inc	4,628
11,984	e*	Agere Systems, Inc (Class A)	16
146,200	e*	Agere Systems, Inc (Class B)	197
162,200	e*	Altera Corp	3,358
77,993		American Power Conversion Corp	1,669
3,555	e*	American Superconductor Corp	53
190,190		Ametek, Inc	6,784
5,400	e*	Amkor Technology, Inc	36
119,618		Analog Devices, Inc	4,416
17,075	e*	Applica, Inc	103
6,411	e*	Arris Group, Inc	45
53,100	e*	Artesyn Technologies, Inc	600
138,463	e*	Avanex Corp	458
39,523	e	AVX Corp	498
30,000		Baldor Electric Co	826
79,519	e*	Broadcom Corp (Class A)	2,567
23,320	e*	Broadwing Corp	212
8,357		California Micro Devices CP	59
28,117	e*	Capstone Turbine Corp	51
8,872	e*	Carrier Access Corp	95
46,995	e*	C-COR.net Corp	437
355,116	e*	CIENA Corp	1,186
132,544		Comverse Technology, Inc	3,241
27,847	e*	Conexant Systems, Inc	55
1,800	e	CTS Corp	24
4,193	e*	DDi Corp	13
16,904		Ditech Communications Corp	253
133,845	e*	Eagle Broadband Inc	88
437,600		Emerson Electric Co	30,676

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

10,485	e*	Energizer Holdings, Inc	$521
28,195	e*	Finisar Corp	64
24,800	e	Harman International Industries, Inc	3,150
15,041	e*	Harmonic, Inc	125
2,700	e	Helix Technology Corp	47
1,300		Hubbell, Inc (Class B)	68
5,700	e*	Integrated Device Technology, Inc	66
2,578,710		Intel Corp	60,316
29,012	e*	Interdigital Communications Corp	641
12,700		Intersil Corp (Class A)	213
59,373	e*	InterVoice, Inc	793
5,722	e*	IXYS Corp	59
40,769	e*	Jabil Circuit, Inc	1,043
540,044	e*	JDS Uniphase Corp	1,712
5,800	e*	Kemet Corp	52
2,000	e*	Lifeline Systems, Inc	52
229,966	e*	LSI Logic Corp	1,260
4,204		Magnetek, Inc	29
25,583	e*	Mattson Technology, Inc	288
102,718	e	Maxim Integrated Products, Inc	4,354
66,429	e*	McData Corp (Class A)	396
8,850	e*	Merix Corp	102
18,700	e	Microchip Technology, Inc	499
265,591	e*	Micron Technology, Inc	3,280
5,651	e*	Mobility Electronics Inc	48
82,093		Molex, Inc	2,463
8,500		Monolithic System Technology, Inc	53
1,011,468		Motorola, Inc	17,397
235,717	e*	MRV Communications, Inc	865
3,705		Mykrolis Corp	52
157,400		National Semiconductor Corp	2,825
8,599		NMS Communications Corp	54
25,190		Novellus Systems, Inc	703
3,266	e*	Openwave Systems Inc	50
129,014		Optical Communication Products, Inc	323
3,707		Paradyne Networks, Inc	13
5,200	e*	Plexus Corp	68
5,600		Polycom, Inc	131
3,800	e*	Power-One, Inc	34
8,800	e*	Powerwave Technologies, Inc	75
1,453		QLogic Corp	53
602,866		Qualcomm, Inc	25,562
31,424		Scientific-Atlanta, Inc	1,037
10,220	e*	Sipex Corp	48
322,582	e*	Sirius Satellite Radio, Inc	2,468
5,696	e*	Spatialight Inc	51
11,400		Standard Microsystems Corp	203
107,179	e*	Stratex Networks, Inc	242
84,452	e*	Sycamore Networks, Inc	343
2,505	e*	Symmetricom, Inc	24
1,400		Technitrol, Inc	25
265,220	e*	Tellabs, Inc	2,278
125,172	e*	Terayon Communication Systems, Inc	339
734,264		Texas Instruments, Inc	18,078
63,300		Thomas & Betts Corp	1,946
4,819	e*	Trident Microsystems Inc	81
8,974	e*	Tripath Technology, Inc	11
5,500		Triquint Semiconductor, Inc	24
900		TTM Technologies, Inc	11
12,440	e*	Utstarcom, Inc	276
19,000	e*	Verso Technologies Inc	14
2,600		Vicor Corp	34
95,428		Vishay Intertechnology, Inc	1,433
104,900	e*	Vitesse Semiconductor Corp	370
28,395		Westell Technologies Inc	193
13,207	e	Whirlpool Corp	914
16,700		Wilson Greatbatch Technologies, Inc	374
127,200		Xilinx, Inc	3,771

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

138,795	e*	Zhone Technologies, Inc	$359

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	227,490

ENGINEERING AND MANAGEMENT SERVICES - 0.31%
8,506	e*	Accelrys Inc	66
1,000	e*	Affymetrix, Inc	37
5,099		Answerthink, Inc	24
42,902	e*	Antigenics, Inc	434
24,675		Applera Corp (Celera Genomics Group)	339
86,121	e*	Ariad Pharmaceuticals, Inc	640
12,860	e*	Axonyx Inc	80
52,912	e*	BearingPoint, Inc	425
16,700	e*	Ciphergen Biosystems, Inc	72
5,000		Covance, Inc	194
49,165	e*	CuraGen Corp	352
5,433	e*	CV Therapeutics, Inc	125
130,985	e*	Decode Genetics, Inc	1,023
2,727		DiamondCluster International, Inc (Class A)	39
3,288		Digitas, Inc	31
5,601	e*	Dyax Corp	40
3,600	e*	FTI Consulting, Inc	76
14,043		Gartner, Inc (Class B)	173
1,420		Hewitt Associates Inc	45
92,116	e*	Incyte Genomics, Inc	920
19,927	e*	Kosan Biosciences, Inc	138
28,041	e*	Lexicon Genetics, Inc	217
7,047		Lifecell Corp	72
25,220	e*	Luminex Corp	224
5,948	e*	Maxim Pharmaceuticals, Inc	18
72,914	e	Moody's Corp	6,333
28,840	e*	Neopharm, Inc	361
15,777	e*	Oscient Pharmaceuticals Corp	58
214,126		Paychex, Inc	7,297
5,500	e*	Pharmaceutical Product Development, Inc	227
9,821	e*	Pharmos Corp	14
7,444	e*	PRG-Schultz International, Inc	37
21,643	e*	Regeneron Pharmaceuticals, Inc	199
1,623		Rigel Pharmaceuticals Inc	40
88,520	e*	Seattle Genetics, Inc	578
1,600	e*	Sourcecorp	31
26,200	e*	Telik, Inc	501
11,500	e*	Trimeris, Inc	163
7,496	e*	Ventiv Health, Inc	152

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	21,795

FABRICATED METAL PRODUCTS - 0.67%
31,440	e	Commercial Metals Co	1,590
149,645		Crown Holdings Inc	2,056
15,906		Gulf Island Fabrication, Inc	347
27,528		Harsco Corp	1,534
256,800	e	Illinois Tool Works, Inc	23,800
11,067	e*	Jacuzzi Brands Inc	96
312,073		Masco Corp	11,400
400		Silgan Holdings, Inc	24
27,846		Snap-On, Inc	957
86,524		Stanley Works	4,239
437,784	e*	Tower Automotive, Inc	1,046
3,600	e	Valmont Industries, Inc	90

		TOTAL FABRICATED METAL PRODUCTS	47,179

FOOD AND KINDRED PRODUCTS - 2.14%
171,725	e	Campbell Soup Co	5,133
1,182,800		Coca-Cola Co	49,240
97,300	e	Coca-Cola Enterprises, Inc	2,029
800		Dean Foods Co	26
201,409	e	General Mills, Inc	10,012
241,350		H.J. Heinz Co	9,410

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

146,800		Hershey Foods Corp	$8,153
3,000		Hormel Foods Corp	94
179,263	e	Kellogg Co	8,006
23,900		McCormick & Co, Inc (Non-Vote)	923
50,600	e	Pepsi Bottling Group, Inc	1,368
888,404		PepsiCo, Inc	46,375
126,545		Wrigley (Wm.) Jr Co	8,756

		TOTAL FOOD AND KINDRED PRODUCTS	149,525

FOOD STORES - 0.49%
330,521	e	Albertson's, Inc	7,893
436,276		Kroger Co	7,652
11,850		Pathmark Stores, Inc	69
271,210	e*	Safeway, Inc	5,354
203,754		Starbucks Corp	12,706
400		Whole Foods Market, Inc	38
79,410	e*	Winn-Dixie Stores, Inc	361

		TOTAL FOOD STORES	34,073

FURNITURE AND FIXTURES - 0.28%
58,202		Hillenbrand Industries, Inc	3,233
177,678		Johnson Controls, Inc	11,272
55,444	e	Leggett & Platt, Inc	1,576
158,910	e	Newell Rubbermaid, Inc	3,844

		TOTAL FURNITURE AND FIXTURES	19,925

FURNITURE AND HOMEFURNISHINGS STORES - 0.18%
107,795		Bed Bath & Beyond, Inc	4,293
92,500	e	Best Buy Co, Inc	5,496
61,694	e	Circuit City Stores, Inc	965
1,911		GameStop Corp	43
200		Mohawk Industries, Inc	18
53,247	e	RadioShack Corp	1,751
4,200	e*	Restoration Hardware, Inc	24
800		Williams-Sonoma, Inc	28

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	12,618

GENERAL BUILDING CONTRACTORS - 0.35%
3,218	e	Beazer Homes U.S.A., Inc	471
7,009	e	Brookfield Homes Corp	238
27,100	e	Centex Corp	1,615
83,100		D.R. Horton, Inc	3,350
24,200		KB Home	2,526
3,520		Lennar Corp	184
37,000	e	Lennar Corp	2,097
292	e	M/I Schottenstein Homes, Inc	16
22,473		MDC Holdings, Inc	1,943
117,668	e	Pulte Homes, Inc	7,507
29,562		Ryland Group, Inc	1,701
23,300	e	Standard-Pacific Corp	1,494
21,000	e*	Toll Brothers, Inc	1,441

		TOTAL GENERAL BUILDING CONTRACTORS	24,583

GENERAL MERCHANDISE STORES - 0.92%
19,200	e*	BJ's Wholesale Club, Inc	559
1,687		Bon-Ton Stores Inc/The	27
233,038		Costco Wholesale Corp	11,281
93,865	e	Dollar General Corp	1,950
15,723		Dollar Tree Stores, Inc	451
6,697		Family Dollar Stores, Inc	209
141,195		J.C. Penney Co, Inc	5,845
117,461		Kohl's Corp	5,776

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

229,360	e	May Department Stores Co	$6,743
3,100		Retail Ventures Inc	22
33,400	e	Saks, Inc	485
141,201	e	Sears Roebuck & Co	7,205
453,525		Target Corp	23,552

		TOTAL GENERAL MERCHANDISE STORES	64,105

HEALTH SERVICES - 0.33%
16,500	e*	Accredo Health, Inc	457
8,252	e*	Amedisys Inc	267
158,236		Caremark Rx, Inc	6,239
42,993	e*	Coventry Health Care, Inc	2,282
39,300		DaVita, Inc	1,554
22,344		Express Scripts, Inc (Class A)	1,708
44,858	e*	First Health Group Corp	839
9,200		Gentiva Health Services, Inc	154
117,248	e	Health Management Associates, Inc (Class A)	2,664
6,276	e	LCA-Vision Inc	147
14,479	e*	LifePoint Hospitals, Inc	504
46,490		Lincare Holdings, Inc	1,983
34,964		Manor Care, Inc	1,239
800	e*	Matria Healthcare, Inc	31
1,111		Medcath Corp	27
12,328		NeighborCare Inc	379
4,200	e*	OCA Inc	27
5,592	e	Option Care, Inc	96
4,600		Province Healthcare Co	103
40,858	e*	Specialty Laboratories, Inc	451
48,920		Triad Hospitals, Inc	1,820
14,518		Universal Health Services, Inc (Class B)	646

		TOTAL HEALTH SERVICES	23,617

HOLDING AND OTHER INVESTMENT OFFICES - 1.92%
4,876		Acadia Realty Trust	79
154,968	e	Allied Capital Corp	4,004
7,100		AMB Property Corp	287
37,900	e	American Financial Realty Trust	613
33,700	e	Annaly Mortgage Management, Inc	661
178,815		Archstone-Smith Trust	6,849
8,800	e	Arden Realty, Inc	332
2,498		Ashford Hospitality Trust Inc	27
36,567	e	AvalonBay Communities, Inc	2,753
68,455		Boston Properties, Inc	4,427
600	e	Brandywine Realty Trust	18
35,355	e	Capstead Mortgage Corp	373
2,914		Cedar Shopping Centers Inc	42
8,818		Cornerstone Realty Income Trust, Inc	88
80,458	e	Crescent Real Estate Equities Co	1,469
1,200		Developers Diversified Realty Corp	53
72,578		Duke Realty Corp	2,478
10,051	e	Equity Inns, Inc	118
548,414		Equity Office Properties Trust	15,970
286,388		Equity Residential	10,362
18,247	e*	FelCor Lodging Trust, Inc	267
36,914	e	Fremont General Corp	929
19,546	e	Friedman Billings Ramsey Group,	379
88,351		General Growth Properties, Inc	3,195
1,700	e	Gladstone Capital Corp	40
7,111	e	Glenborough Realty Trust, Inc	151
4,521	e	Government Properties Trust, Inc	45
13,363	e	Harris & Harris Group Inc	219
32,500	e	Health Care Property Investors, Inc	900
845		Health Care REIT, Inc	32
5,594		Highland Hospitality Corp	63
15,546		Highwoods Properties, Inc	431
16,250	e	Hospitality Properties Trust	748
23,518	e	HRPT Properties Trust	302

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

2,200	e	Investors Real Estate Trust	$23
51,700		iStar Financial, Inc	2,340
60,500	e	Kimco Realty Corp	3,508
2,391		Kramont Realty Trust	56
26,388		La Quinta Corp	240
9,265		LTC Properties, Inc	184
1,000		Macerich Co	63
900		Mack-Cali Realty Corp	41
3,600	e	MFA Mortgage Investments, Inc	32
2,680	e	Mid-America Apartment Communities, Inc	110
12,500	e	Mission West Properties, Inc	133
3,661		National Health Investors, Inc	107
32,404		New Plan Excel Realty Trust	878
11,150		Omega Healthcare Investors, Inc	132
600	e	Pan Pacific Retail Properties, Inc	38
30,380		Popular, Inc	876
1,500		Post Properties, Inc	52
102,124		Prologis	4,425
95,119	e	Public Storage, Inc	5,303
700	e	Regency Centers Corp	39
5,366		Senior Housing Properties Trust	102
150		Simon Property Group, Inc	9
150,278		Simon Property Group, Inc	9,718
1,613		Thornburg Mortgage, Inc	47
16,206	e	U.S. Restaurant Properties, Inc	293
1,900	e	United Dominion Realty Trust, Inc	47
2,700		Universal Health Realty Income Trust	87
5,460		Urstadt Biddle Properties, Inc (Class A)	93
98,503		Vornado Realty Trust	7,499
817,462	e	Washington Mutual, Inc	34,562
120,825		Weingarten Realty Investors	4,845
12,116	e	Winston Hotels, Inc	143

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	134,729

HOTELS AND OTHER LODGING PLACES - 0.04%
7,561		Bluegreen Corp	150
32,980	e	Choice Hotels International, Inc	1,913
21,968	e	Marcus Corp	552

		TOTAL HOTELS AND OTHER LODGING PLACES	2,615

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.95%
531,744		3M Co	43,640
1,000	e*	AGCO Corp.	22
66,810		American Standard Cos, Inc	2,761
139,447		Apple Computer, Inc	8,980
649,716	e*	Applied Materials, Inc	11,110
13,362		Authentidate Holding Corp	83
20,225	e	Black & Decker Corp	1,786
9,500		Brooks Automation Inc	164
7,200		Cirrus Logic, Inc	40
2,560,427	*	Cisco Systems, Inc	49,416
8,111	e*	Cooper Cameron Corp	436
4,000	e*	Cray, Inc	19
37,800	e	Cummins, Inc	3,167
151,530	e	Deere & Co	11,274
1,065,267	*	Dell Inc	44,890
1,000		Donaldson Co, Inc	33
17,350	e*	Dril-Quip, Inc	421
958,140		EMC Corp	14,248
9,460		Emulex Corp	159
6,494		EnPro Industries, Inc	192
7,700		Flowserve Corp	212
5,556		FMC Technologies, Inc	179
3,149		FSI International, Inc	15
1,300	e*	General Binding Corp	17
133,900	e*	Global Power Equipment Group, Inc	1,318
118,575		Graco, Inc	4,429

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

157,563		Grant Prideco, Inc	$3,159
1,317,723		Hewlett-Packard Co	27,633
3,611		Hydril Co	164
33,500		Hypercom Corp	198
56,885		InFocus Corp	521
780,057		International Business Machines Corp	76,898
6,400		Iomega Corp	35
2,300	e*	Kulicke & Soffa Industries, Inc	20
9,944	e*	Lam Research Corp	287
39,462		Lexmark International, Inc	3,354
2,200	e	Lincoln Electric Holdings, Inc	76
600		Lufkin Industries, Inc	24
65,200	e*	Maxtor Corp	346
43,415	e*	Milacron, Inc	147
37,200		Modine Manufacturing Co	1,256
34,615	e*	National-Oilwell, Inc	1,222
135,913	e*	Network Appliance, Inc	4,515
28,000		Nordson Corp	1,122
7,286		Oil States International, Inc	141
6,400	e*	Omnicell, Inc	70
43,650	e*	PalmOne Inc	1,377
3,800		Pentair, Inc	166
220,801		Pitney Bowes, Inc	10,219
10,500	e*	Presstek, Inc	102
29,800	e*	Quantum Corp	78
21,832	e*	Sandisk Corp	545
45,177	e*	Semitool, Inc	419
135,651	e*	Silicon Graphics, Inc	235
15,000		Simpletech, Inc	69
75,393	e*	Smith International, Inc	4,102
431,086		Solectron Corp	2,298
22,138	e	SPX Corp	887
8,400		Storage Technology Corp	266
3,700		Tennant Co	147
2,986	e*	UNOVA, Inc	76
19,592	e*	Western Digital Corp	212
297,373	e*	Xerox Corp	5,058
42,037	e*	Xybernaut Corp	52

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	346,507

INSTRUMENTS AND RELATED PRODUCTS - 2.07%
22,218	e*	Advanced Medical Optics, Inc	914
16,601	e*	Aksys Ltd	92
35,872	e*	Align Technology, Inc	386
1,700	e	Analogic Corp	76
188,825		Applera Corp (Applied Biosystems Group)	3,948
5,200	e	Arrow International, Inc	161
3,533	e*	August Technology Corp	37
35,794		Bard (C.R.), Inc	2,290
30,955		Bausch & Lomb, Inc	1,995
438,937		Baxter International, Inc	15,161
16,896	e	Beckman Coulter, Inc	1,132
214,472		Becton Dickinson & Co	12,182
150,094	e	Biomet, Inc	6,513
304,790		Boston Scientific Corp	10,835
3,700		Bruker BioSciences Corp	15
7,700		Cardiac Science, Inc	16
5,797		Cepheid, Inc	58
34,287		Closure Medical Corp	669
4,800	e	Cognex Corp	134
4,791	e*	Credence Systems Corp	44
1,809		Cyberoptics Corp	27
10,000	e*	Cytyc Corp	276
34,950		Dentsply International, Inc	1,964
34,200	e*	Depomed Inc	185
3,500		DJ Orthopedics, Inc	75
16,080	e*	Edwards Lifesciences Corp	663
7,094		Faro Technologies Inc	221

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

20,297		Fisher Scientific International, Inc	$1,266
152,032		Guidant Corp	10,962
27,617	e*	Hanger Orthopedic Group, Inc	224
5,331	e*	I-Flow Corp	97
3,828	e*	Illumina, Inc	36
2,400	e*	Input/Output, Inc	21
3,000	e*	Integra LifeSciences Holding	111
5,100	e	Invacare Corp	236
1,800	e*	Ista Pharmaceuticals Inc	18
48,670	e*	KLA-Tencor Corp	2,267
25,500	e*	Lexar Media, Inc	200
28,700	e*	LTX Corp	221
1,579		Measurement Specialties, Inc	40
628,262		Medtronic, Inc	31,206
1,700		Mettler-Toledo International, Inc	87
11,632		Millipore Corp	579
2,500	e*	MKS Instruments, Inc	46
28,611	e*	Nanogen, Inc	211
3,164	e	Oakley, Inc	40
11,593		Orthologic Corp	72
3,688	e*	Palomar Medical Technologies, Inc	96
102,828		PerkinElmer, Inc	2,313
45,239		Pinnacle Systems, Inc	276
14,136	e*	RAE Systems Inc	103
3,100		Respironics, Inc	169
5,085	e*	Sonic Innovations, Inc	21
173,852		St. Jude Medical, Inc	7,290
4,600	e*	Steris Corp	109
191,130	e	Stryker Corp	9,222
11,200		Techne Corp	436
3,885		Tektronix, Inc	117
39,953	e	Teleflex, Inc	2,075
88,074		Thermo Electron Corp	2,659
1,600	e*	Thoratec Corp	17
26,444	e*	TriPath Imaging, Inc	237
3,759	e*	Urologix, Inc	24
39,294		Varian Medical Systems, Inc	1,699
1,600		Vital Signs, Inc	62
37,343		Waters Corp	1,747
101,120		Zimmer Holdings, Inc	8,102
9,864		Zygo Corp	116

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	144,899

INSURANCE AGENTS, BROKERS AND SERVICE - 0.40%
14,100		Brown & Brown, Inc	614
3,100		Crawford & Co (Class B)	23
40,010	e	Gallagher (Arthur J.) & Co	1,300
1,100	e	Hilb, Rogal & Hamilton Co	40
597,860	e	Marsh & McLennan Cos, Inc	19,670
146,950	e*	Medco Health Solutions Inc	6,113

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	27,760

INSURANCE CARRIERS - 3.57%
1,200		21st Century Insurance Group	16
77,700		Aetna, Inc	9,693
245,770		Aflac, Inc	9,791
13,300		Ambac Financial Group, Inc	1,092
1,184,836		American International Group, Inc	77,808
850		American Physicians Capital, Inc	31
100,957		Chubb Corp	7,764
89,000	e	Cigna Corp	7,260
95,224		Cincinnati Financial Corp	4,215
29,542	e	Erie Indemnity Co (Class A)	1,553
6,582		Fidelity National Financial, Inc	301
1,251	e*	FPIC Insurance Group, Inc	44
125,845	e	Hartford Financial Services Group, Inc	8,722
54,972	e*	Health Net, Inc	1,587

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

158,814		Humana, Inc	$4,715
81,760		Jefferson-Pilot Corp	4,248
172,330		Lincoln National Corp	8,044
38,899		MBIA, Inc	2,462
14,100	e	MGIC Investment Corp	972
900		Pacificare Health Systems, Inc	51
22,800	e	Phoenix Cos, Inc	285
13,997	e*	PMA Capital Corp (Class A)	145
800		PMI Group, Inc	33
171,325		Principal Financial Group	7,014
63,870		Progressive Corp	5,419
389,374		Prudential Financial, Inc	21,400
700		Radian Group, Inc	37
56,501	e	Safeco Corp	2,952
292,177	e	St. Paul Cos, Inc	10,831
7,750		Transatlantic Holdings, Inc	479
355,804		UnitedHealth Group, Inc	31,321
147,488	e	UnumProvident Corp	2,646
9,063		Vesta Insurance Group, Inc	33
148,554		WellPoint Inc	17,084

		TOTAL INSURANCE CARRIERS	250,048

LEATHER AND LEATHER PRODUCTS - 0.05%
55,800		Coach, Inc	3,147
200		Timberland Co (Class A)	13
7,100		Weyco Group Inc	314

		TOTAL LEATHER AND LEATHER PRODUCTS	3,474

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.00%
11,695		Laidlaw International Inc	250

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	250

LUMBER AND WOOD PRODUCTS - 0.01%
28,547	e*	Champion Enterprises, Inc	337
3,615		Skyline Corp	147

		TOTAL LUMBER AND WOOD PRODUCTS	484

METAL MINING - 0.12%
52,548	e	Cleveland-Cliffs, Inc	5,458
163,586	e	Royal Gold, Inc	2,984

		TOTAL METAL MINING	8,442

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.18%
19,178	e	Callaway Golf Co	259
58,200		Identix, Inc	430
34,060	e*	K2, Inc	541
2,400	e*	Leapfrog Enterprises Inc	33
463,424		Mattel, Inc	9,032
28,761		RC2 Corp	938
53,500	e	Russ Berrie & Co, Inc	1,222
2,500		Steinway Musical Instruments, Inc	72

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	12,527

MISCELLANEOUS RETAIL - 1.02%
71,271	e*	Amazon.Com, Inc	3,157
4,500		Barnes & Noble, Inc	145
194,671		CVS Corp	8,774
193,892		eBay, Inc	22,546
1,200	e*	Marvel Enterprises, Inc	25
10,600	e	Michaels Stores, Inc	318

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

77,755		Office Depot, Inc	$1,350
29,884	e	Omnicare, Inc	1,035
16,503	e*	Overstock.com, Inc	1,139
10,100		Party City Corp	131
2,224	e*	PC Mall Inc	50
205,409		Staples, Inc	6,924
30,376	e	Tiffany & Co	971
65,459	e*	Toys "R" Us, Inc	1,340
507,471		Walgreen Co	19,472
80,682		World Fuel Services Corp	4,018

		TOTAL MISCELLANEOUS RETAIL	71,395

MOTION PICTURES - 1.31%
600		Carmike Cinemas, Inc	22
1,760,892		Liberty Media Corp (Class A)	19,335
139,952	e	Metro-Goldwyn-Mayer, Inc	1,663
11,241	e	Regal Entertainment Group (Class A)	233
2,023,699		Time Warner Inc	39,341
1,120,995	e	Walt Disney Co	31,164

		TOTAL MOTION PICTURES	91,758

NONDEPOSITORY INSTITUTIONS - 2.84%
42,023	e	Advanta Corp (Class A)	951
51,632	e	American Capital Strategies Ltd	1,722
782,671	e	American Express Co	44,119
101,059		Capital One Financial Corp	8,510
900		Charter Municipal Mortgage Acceptance Co	22
166,983	e	CIT Group Inc	7,651
2,859		CompuCredit Corp	78
238,387		Countrywide Financial Corp	8,823
691,746		Federal National Mortgage Association (FNMA)	49,259
3,475	e	Federal Agricultural Mortgage Corp (Class C)	81
454,702		Freddie Mac	33,512
765,285		MBNA Corp	21,573
4,610	e	MCG Capital Corp	79
242,367	e*	Providian Financial Corp	3,992
351,951	e	SLM Corp	18,791
705		Westcorp	32
3,300		WFS Financial, Inc	$168

		TOTAL NONDEPOSITORY INSTITUTIONS	199,363

NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
97,368	e	Amcol International Corp	1,956
100,663		Vulcan Materials Co	5,497

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	7,453

OIL AND GAS EXTRACTION - 2.35%
341,169		Anadarko Petroleum Corp	22,111
460,726	e	Apache Corp	23,299
4,085		Atwood Oceanics, Inc	213
5,419		Berry Petroleum Co (Class A)	258
8,367		Cabot Oil & Gas Corp (Class A)	370
11,487	e*	Cal Dive International, Inc	468
14,984		Callon Petroleum Corp	217
11,384	e*	Cheniere Energy Inc	725
203,497	e	Chesapeake Energy Corp	3,358
27,186		Cimarex Energy Co	1,030
21,613	e*	Clayton Williams Energy, Inc	495
20,725	e*	Comstock Resources, Inc	457
15,757	e*	Delta Petroleum Corp	247
87,669	e*	Denbury Resources, Inc	2,407
585,084		Devon Energy Corp	22,771
10,692		Edge Petroleum Corp	156

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

4,801		Encore Acquisition Co	168
68,159	e*	Energy Partners Ltd	1,382
193,136	e	ENSCO International, Inc	6,130
231,565		EOG Resources, Inc	16,524
55,136	e*	Forest Oil Corp	1,749
8,897	e*	FX Energy Inc	104
16,582	e*	Global Industries Ltd	137
45,337	e*	Grey Wolf, Inc	239
55,116		Harvest Natural Resources, Inc	952
103,835		Helmerich & Payne, Inc	3,535
11,390		Houston Exploration Co	641
40,092		KCS Energy, Inc	593
45,703	e*	Magnum Hunter Resources, Inc	590
140,689	e*	Meridian Resource Corp	851
22,242		Mission Resources Corp	130
59,620		Newfield Exploration Co	3,521
164,247	e	Noble Energy, Inc	10,127
8,831		Oceaneering International, Inc	330
32,174		Patina Oil & Gas Corp	1,207
117,182		Patterson-UTI Energy, Inc	2,279
10,571		Petroleum Development Corp	408
128,017		Pioneer Natural Resources Co	4,493
61,817	e*	Plains Exploration & Production Co	1,607
75,300		Pogo Producing Co	3,651
122,390	e*	Pride International, Inc	2,514
17,376	e*	Quicksilver Resources, Inc	639
54,902	e	Range Resources Corp	1,123
77,900		Rowan Cos, Inc	2,018
1,480		RPC, Inc	37
16,278		Stone Energy Corp	734
45,433		Swift Energy Co	1,315
3,887		Syntroleum Corp	31
8,805		Tetra Technologies, Inc	249
105,526	e	Tidewater, Inc	3,758
439,599		Transmontaigne, Inc	2,695
12,425	e*	Unit Corp	475
54,735		Varco International, Inc	1,596
37,825		Veritas DGC, Inc	848
67,897		Vintage Petroleum, Inc	1,541
8,105	e*	W-H Energy Services, Inc	181
5,505		Whiting Petroleum Corp	167
138,215		XTO Energy, Inc	4,890

		TOTAL OIL AND GAS EXTRACTION	164,741

PAPER AND ALLIED PRODUCTS - 0.45%
16,400	e	Bowater, Inc	721
1,100	e	Glatfelter	17
327,489		Kimberly-Clark Corp	21,552
145,049		MeadWestvaco Corp	4,916
4,274		Pope & Talbot, Inc	73
126,950		Sonoco Products Co	3,764
11,748	e	Temple-Inland, Inc	804

		TOTAL PAPER AND ALLIED PRODUCTS	31,847

PERSONAL SERVICES - 0.00%
1,016		Unifirst Corp	29

		TOTAL PERSONAL SERVICES	29

PETROLEUM AND COAL PRODUCTS - 0.41%
60,004		Frontier Oil Corp	1,600
16,291	e*	Giant Industries Inc	432
68,902	e*	Headwaters, Inc	1,964
4,800		Lubrizol Corp	177
160,622		Sunoco, Inc	13,124
256,298	e	Valero Energy Corp	11,636

		TOTAL PETROLEUM AND COAL PRODUCTS	28,933

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

PRIMARY METAL INDUSTRIES - 0.59%
61,885	e*	Aleris International Inc	$1,047
54,420	e*	Andrew Corp	742
5,150	e	Belden CDT Inc	119
135,325	e*	Century Aluminum Co	3,554
3,200		CommScope, Inc	60
141,600		Engelhard Corp	4,343
4,400	e*	General Cable Corp	61
18,205	e	Gibraltar Industries Inc	430
35,970	e*	International Steel Group Inc	1,459
42,084		Lone Star Technologies, Inc	1,408
10,400		Maverick Tube Corp	315
36,278		Mueller Industries, Inc	1,168
8,038		NN, Inc	106
70,846		NS Group, Inc	1,970
154,818	e	Nucor Corp	8,103
3,830		Quanex Corp	263
193,067	e	Ryerson Tull, Inc	3,041
150,612	e	Schnitzer Steel Industries, Inc (Class A)	5,110
42,438	e	Steel Dynamics, Inc	1,608
18,078	e	Steel Technologies Inc	497
700		Tredegar Corp	14
8,502	e*	Wheeling-Pittsburgh Corp	328
270,750	e	Worthington Industries, Inc	5,301

		TOTAL PRIMARY METAL INDUSTRIES	41,047

PRINTING AND PUBLISHING - 0.48%
41,000	e	Dow Jones & Co, Inc	1,765
10,200		Harte-Hanks, Inc	265
142,242		McGraw-Hill Cos, Inc	13,021
300		Meredith Corp	16
62,536		New York Times Co (Class A)	2,551
60,429		R.R. Donnelley & Sons Co	2,133
22,352	e	Scripps (E.W.) Co (Class A)	1,079
23,349		Standard Register Co	330
182,762	e	Tribune Co	7,702
4,756		Washington Post Co (Class B)	4,675

		TOTAL PRINTING AND PUBLISHING	33,537

RAILROAD TRANSPORTATION - 0.30%
396,500	e*	ADC Telecommunications, Inc	1,063
19,164		Kansas City Southern Industries, Inc	340
538,510		Norfolk Southern Corp	19,489

		TOTAL RAILROAD TRANSPORTATION	20,892

REAL ESTATE - 0.00%
301	e*	Avatar Holdings, Inc	14
8,499		Stewart Enterprises, Inc (Class A)	59

		TOTAL REAL ESTATE	73

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
23,900	e	Bandag, Inc	1,190
41,851	e	Cooper Tire & Rubber Co	902
5,481	e*	Deckers Outdoor Corp	258
2,220	e	Reebok International Ltd	98
11,600		Sealed Air Corp	618
7,251	e*	Skechers U.S.A., Inc (Class A)	94

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	3,160

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

SECURITY AND COMMODITY BROKERS - 1.26%
29,610	e	A.G. Edwards, Inc	$1,279
67,631	e*	Ameritrade Holding Corp	962
570,443		Charles Schwab Corp	6,822
5,336	e	Chicago Mercantile Exchange Holdings, Inc	1,220
1,600	e	Eaton Vance Corp	83
27,941	e	Federated Investors, Inc (Class B)	849
148,417		Franklin Resources, Inc	10,337
2,530	e	Gabelli Asset Management, Inc (Class A)	123
215,976	e	Goldman Sachs Group, Inc	22,470
367,606	e*	Instinet Group, Inc	2,217
72,720		Janus Capital Group Inc	1,222
17,052	e	Legg Mason, Inc	1,249
547,929		Merrill Lynch & Co, Inc	32,750
9,505	e*	Piper Jaffray Cos	456
36,392		SEI Investments Co	1,526
78,326	e	T Rowe Price Group, Inc	4,872

		TOTAL SECURITY AND COMMODITY BROKERS	88,437

SPECIAL TRADE CONTRACTORS - 0.00%
4,050		Comfort Systems U.S.A., Inc	31
8,300	e*	Integrated Electrical Services, Inc	40
2,700	e*	Layne Christensen Co	49
8,358	e*	Matrix Service Co	67
2,700	e*	Quanta Services, Inc	22

		TOTAL SPECIAL TRADE CONTRACTORS	209

STONE, CLAY, AND GLASS PRODUCTS - 0.13%
98,380	e*	Anchor Glass Container Corp	661
2,065	e	Apogee Enterprises, Inc	28
1,122		Cabot Microelectronics Corp	45
8,350	e	CARBO Ceramics, Inc	576
537,800		Corning, Inc	6,330
1,862	e	Eagle Materials Inc	157
19,154	e	Eagle Materials Inc	1,654

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	9,451

TRANSPORTATION BY AIR - 0.45%
2,600	e*	Airtran Holdings, Inc	28
18,300	e*	Alaska Air Group, Inc	613
139,425	e*	AMR Corp	1,527
98,958	e*	Continental Airlines, Inc (Class B)	1,340
184,466	e*	Delta Air Lines, Inc	1,380
14,700		ExpressJet Holdings, Inc	189
142,924		FedEx Corp	14,077
87,182	e*	FLYi Inc	154
15,940	e*	Frontier Airlines, Inc	182
47,389	e*	JetBlue Airways Corp	1,100
48,444	e*	Mesa Air Group, Inc	385
6,600	e	Skywest, Inc	132
627,375	e	Southwest Airlines Co	10,214

		TOTAL TRANSPORTATION BY AIR	31,321

TRANSPORTATION EQUIPMENT - 0.78%
7,085		Aftermarket Technology Corp	114
43,900		American Axle & Manufacturing Holdings, Inc	1,346
48,230	e	ArvinMeritor, Inc	1,079
106,196		Autoliv, Inc	5,129
216,683		BE Aerospace, Inc	2,522
53,585	e	Brunswick Corp	2,652
7,105	e	Coachmen Industries, Inc	123
125,309		Dana Corp	2,172

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

SHARES			VALUE (000)

647,603	e	Delphi Corp	$5,841
2,600	e	Federal Signal Corp	46
125,054	e*	Fleetwood Enterprises, Inc	1,683
34,256	e	Gentex Corp	1,268
224,750		Genuine Parts Co	9,902
46,368		Greenbrier Cos Inc	1,570
187,787	e	Harley-Davidson, Inc	11,408
6,450		Marine Products Corp	168
13,886		Noble International Ltd	283
4,201	e*	Sports Resorts International, Inc	12
52,456	e	Standard Motor Products, Inc	829
40,800	e	Superior Industries International, Inc	1,185
25,384		Tenneco Automotive, Inc	438
400	e	Thor Industries, Inc	15
34,561		TRW Automotive Holdings Corp	715
271,170	e	Visteon Corp	2,649
41,471	e*	Wabash National Corp	1,117
1,200		Wabtec Corp	26
1,600	e	Winnebago Industries, Inc	62

		TOTAL TRANSPORTATION EQUIPMENT	54,354

TRANSPORTATION SERVICES - 0.05%
77,532	e	GATX Corp	2,292
949		HUB Group Inc	50
7,446		RailAmerica, Inc	97
51,165		Sabre Holdings Corp	1,134

		TOTAL TRANSPORTATION SERVICES	3,573

TRUCKING AND WAREHOUSING - 0.46%
374,335	e	United Parcel Service, Inc (Class B)	31,991

		TOTAL TRUCKING AND WAREHOUSING	31,991

WATER TRANSPORTATION - 0.00%
14,869	e*	Hornbeck Offshore Services Inc	287

		TOTAL WATER TRANSPORTATION	287

WHOLESALE TRADE-DURABLE GOODS - 1.78%
33,300	e	Action Performance Cos, Inc	366
172,900		Adesa Inc	3,669
64,147	e	Barnes Group, Inc	1,701
11,700		BorgWarner, Inc	634
6,579	e	CDW Corp	437
140,200	e	IKON Office Solutions, Inc	1,621
7,407		Imagistics International, Inc	249
21,600		Ingram Micro, Inc (Class A)	449
1,100		Insurance Auto Auctions, Inc	25
1,651,142		Johnson & Johnson	104,715
2,400		Keystone Automotive Industries, Inc	56
15,064		Metal Management Inc	405
10,266	e*	Navarre Corp	181
1,400	e	Owens & Minor, Inc	39
58,324	e*	Patterson Cos Inc	2,531
2,500	e*	PSS World Medical, Inc	31
38,436	e	Reliance Steel & Aluminum Co	1,497
3,500		Tech Data Corp	159
92,400		W.W. Grainger, Inc	6,156

		TOTAL WHOLESALE TRADE-DURABLE GOODS	124,921

WHOLESALE TRADE-NONDURABLE GOODS - 0.62%
29,572	e*	Allscripts Healthcare Solutions, Inc	316
298,435		Cardinal Health, Inc	17,354
25,569		Endo Pharmaceuticals Holdings, Inc	537

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY
SHARES/PRINCIPAL			RATE	DATE	VALUE (000)

10,785	e*	Henry Schein, Inc			$751
267,603		McKesson Corp			8,419
26,795		Metals USA Inc			497
111,148	e	Perrigo Co			1,920
32,024	e*	Priority Healthcare Corp (Class B)			697
15,071	e	Russell Corp			294
700	e*	Smart & Final, Inc			10
7,500		Stride Rite Corp			84
10,500		Supervalu, Inc			369
310,300	e	Sysco Corp			11,844

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			43,092

		TOTAL COMMON STOCKS			4,243,299
		(Cost $3,060,748 )

SHORT TERM INVESTMENTS - 10.71%
COMMERCIAL PAPER - 2.73%
$15,000,000	c,d	Abbott Laboratories	2.170	01/20/05	14,981
15,000,000	c,d	BellSouth Corp	2.280	01/05/05	14,995
15,000,000	d	Campbell Soup Co	2.230	01/03/05	14,997
15,000,000	c	Colgate-Palmolive Co	2.240	01/19/05	14,982
15,000,000	c,d	Emerson Electric Co	2.240	01/05/05	14,995
11,582,000	c,d	Gillette Co/The	2.230	01/18/05	11,569
15,000,000		Goldman Sachs Group, Inc	2.330	01/06/05	14,994
15,000,000	d	International Business Machines Corp	2.270	01/28/05	14,973
15,000,000	c	Kimberly-Clark Worldwide, Inc	2.280	01/11/05	14,990
15,000,000	c	Pfizer, Inc	2.260	01/13/05	14,988
15,000,000	c	Procter & Gamble Co	2.270	01/11/05	14,990
15,000,000	c,d	SBC Communications, Inc	2.230	01/12/05	14,989
15,000,000		United Parcel Service, Inc	1.900	01/03/05	14,997

		TOTAL COMMERCIAL PAPER			191,440

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.48%
17,702,000		Federal Home Loan Bank (FHLB)	1.000	01/03/05	17,699
29,700,000		Federal Home Loan Bank (FHLB)	1.860	01/04/05	29,693
50,000,000		Federal Home Loan Bank (FHLB)	1.900	01/06/05	49,982
40,000,000	d	Federal Home Loan Bank (FHLB)	2.200	01/28/05	39,932
55,000,000	d	Federal National Mortgage Association (FNMA)	1.140	01/03/05	54,990
41,700,000	d	Federal National Mortgage Association (FNMA)	2.180	01/04/05	41,690
55,000,000	d	Federal National Mortgage Association (FNMA)	2.180	01/13/05	54,957
25,000,000	d	Federal National Mortgage Association (FNMA)	2.170	01/20/05	24,970

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			313,913

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED - 3.50%
		REPURCHASED AGREEMENTS
5,236,000		Bear Stearns & Co. 2.250% Dated 12/31/2004,			5,236
		Due 01/03/2005 In The Amount Of $5,237,309
		Fully Collateralized as follows:
		Federal Home Loan Bank (FHLB) 2.250% - 5.125% , 03/06/2006 - 08/13/2010		$2,899,250
		Federal Home Loan Mortgage Corp (FHLMC) 4.000% - 6.2500%, 03/15/2007 - 05/15/2029		1,037,763
		Federal National Mortgage Association (FNMA) 0.000% - 5.050%, 02/09/2007 - 05/21/2018		1,439,348

		Total Market Value		5,376,361
85,000,000		Credit Suisse First Boston 2.260% Dated 12/31/2004,			85,026
		Due 01/03/2005 In The Amount Of $85,042,051
		Fully Collateralized as follows:
		Federal Home Loan Mortgage Corp (FHLMC) 0.000% - 6.7500%, 03/15/2011 - 03/15/2031		73,572,759
		Federal National Mortgage Association (FNMA) 7.125% , 06/15/2010 - 01/15/2030		12,397,357

		Total Market Value		85,970,116

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			MATURITY
PRINCIPAL		RATE	DATE	RATING +	VALUE (000)

$ 23,261,000	Goldman Sachs & Co. 2.250% Dated 12/31/2004,				$23,263
	Due 01/03/2005 In The Amount Of $23,266,815
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 2.750% - 4.500%, 10/15/2006 - 06/15/2010		11,674,115
	Federal National Mortgage Association (FNMA) 5.125% - 5.250% , 06/15/2006 - 12/15/2007		12,114,201

	Total Market Value		23,788,316
76,313,000	Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,				76,318
	Due 01/03/2005 In The Amount Of $76,332,248
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 5.750%, 01/15/2012		36,343,637
	Federal National Mortgage Association (FNMA) 5.500% , 03/15/2011		41,495,194

	Total Market Value		77,838,831
55,000,000	Morgan Stanley & Co. Inc, 2.260% Dated 6/30/2004,				55,003
	Due 01/03/2005 In The Amount Of $55,013,811
	Fully Collateralized as follows:
	Federal Farm Credit Bank (FFCB) 0.000%, 07/06/2006		3,703,218
	Federal Home Loan Bank (FHLB) 0.000% , 08/04/2005- 08/01/2017		41,469,954
	Federal Home Loan Mortgage Corp (FHLMC) 0.000%, 07/14/2006 - 02/20/2014		2,389,000
	Federal National Mortgage Association (FNMA) 0.000%- 3.375%, 01/07/2005 - 03/15/2007		8,539,446

	Total Market Value		56,101,618
	TOTAL INVESTMENT OF CASH COLLATERAL
	FOR SECURITIES LOANED
					244,846

	TOTAL SHORT TERM INVESTMENTS				750,199
	(Cost $750,238)

	TOTAL PORTFOLIO - 108.83%				7,619,677
	(Cost $6,416,682)

	OTHER ASSETS AND LIABILITIES, NET - (8.83%)				(618,063)

	NET ASSETS - 100.00%				$7,001,614

*	Non-income producing
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $57,085,012 or 0.82% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Inflation-Linked Bond Account

COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF INVESTMENTS
INFLATION-LINKED BOND ACCOUNT
December 31, 2004

					Maturity
Principal				Rate	Date	Value (000)

GOVERNMENT BONDS - 98.98%
U.S. TREASURY SECURITIES - 98.98%
$ 242,175,471	e,k	U. S. Treasury Inflation Index Note		3.375	01/15/07	$256,553
248,693,628	k	U. S. Treasury Inflation Index Note		3.625	01/15/08	270,999
227,115,223	e,k	U. S. Treasury Inflation Index Note		3.875	01/15/09	254,703
155,892,095	e,k	U. S. Treasury Inflation Index Note		4.250	01/15/10	180,835
146,466,925	e,k	U. S. Treasury Inflation Index Note		0.875	04/15/10	145,026
153,668,979	k	U. S. Treasury Inflation Index Note		3.500	01/15/11	174,534
81,667,084	k	U. S. Treasury Inflation Index Note		3.375	01/15/12	92,998
291,265,454	k	U. S. Treasury Inflation Index Note		3.000	07/15/12	325,035
252,114,637	k	U. S. Treasury Inflation Index Note		1.875	07/15/13	259,282
262,722,552	k	U. S. Treasury Inflation Index Note		2.000	01/15/14	271,989
236,639,550	e,k	U. S. Treasury Inflation Index Note		2.000	07/15/14	244,184
135,457,664	k	U. S. Treasury Inflation Index Bond		2.375	01/15/25	144,707
236,088,784	k	U. S. Treasury Inflation Index Bond		3.625	04/15/28	309,656
271,573,783	e,k	U. S. Treasury Inflation Index Bond		3.875	04/15/29	372,287
65,658,503	k	U. S. Treasury Inflation Index Bond		3.375	04/15/32	86,828

		TOTAL U.S. TREASURY SECURITIES				3,389,616

		TOTAL GOVERNMENT BONDS				3,389,616
		(Cost $ 3,170,939)

SHORT TERM INVESTMENTS - 3.67%
COMMERCIAL PAPER - 0.15%
5,000,000	c	UBS Finance, Inc (Delaware)		2.120	01/03/05	4,999

		TOTAL COMMERCIAL PAPER				4,999

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED - 3.52%
		REPURCHASED AGREEMENTS
22,681,000		Bear Stearns & Co. 2.250% Dated 12/31/2004,				22,682
		Due 01/03/2005 In The Amount Of $22,686,671
		Fully Collateralized as follows:
		Federal Home Loan Bank (FHLB) 2.250% - 5.125%, 03/06/2006 - 08/13/2010	$12,558,801
		Federal Home Loan Mortgage Corp (FHLMC) 4.000% - 5.000%, 03/15/2007 - 07/15/2014	3,653,589
		Federal National Mortgage Association (FNMA) 3.500% - 6.250%, 12/15/2009 - 05/15/2029	7,076,615

		Total Market Value	23,289,005
25,000,000		Credit Suisse First Boston 2.260% Dated 12/31/2004,				25,002
		Due 01/03/2005 In The Amount Of $25,006,277
		Fully Collateralized as follows:
		Federal National Mortgage Association (FNMA) 3.550% - 3.650%, 11/16/2007 - 11/30/2007	25,500,000

		Total Market Value	25,500,000
23,200,000		Goldman Sachs & Co.2.250% Dated 12/31/2004,				23,201
		Due 01/03/2005 In The Amount Of $23,205,800
		Fully Collateralized as follows:
		Federal Home Loan Mortgage Corp (FHLMC) 2.750% - 4.500%, 10/15/2006 - 06/15/2010	11,643,500
		Federal National Mortgage Association (FNMA) 5.125% - 5.250%, 06/15/2006 - 12/15/2007	12,082,433

		Total Market Value	23,725,933

COLLEGE RETIREMENT EQUITIES FUND - Inflation-Linked Bond Account

Principal			Value (000)

$24,824,000	Merrill Lynch & Co. Inc, 2.270% Dated 12/31/2004,		$24,826
	Due 01/03/2005 In The Amount Of $24,830,261
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 5.750%, 01/15/2012	$ 11,822,290
	Federal National Mortgage Association (FNMA) 5.500%, 03/15/2011	13,498,050

	Total Market Value	25,320,340
25,000,000	Morgan Stanley & Co. Inc, 2.260% Dated 12/31/2004,		25,002

	Due 01/03/2005 In The Amount Of $25,006,277
	Fully Collateralized as follows:
	Federal Farm Credit Bank (FFCB) 0.000%, 07/06/2006	1,683,281
	Federal Home Loan Bank (FHLB) 0.000% , 03/17/2006- 07/16/2021	17,144,855
	Federal Home Loan Mortgage Corp (FHLMC) 0.000%, 07/06/2006 - 02/20/2014	1,085,909
	Federal National Mortgage Association (FNMA) 0.000% - 3.375%, 01/07/2005 - 09/29/2008	5,586,691

	Total Market Value	25,500,736
	TOTAL INVESTMENT OF CASH COLLATERAL
	FOR SECURITIES LOANED		120,713

	TOTAL SHORT TERM INVESTMENTS		125,712
	(Cost $125,712)

	TOTAL PORTFOLIO - 102.65%		3,515,328
	(Cost $3,296,651)

	OTHER ASSETS AND LIABILITIES, NET - (2.65%)		(90,685)

	NET ASSETS - 100.00%		$3,424,643

c	Commercial paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
e	All or a portion of these securities are out on loan.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this annual reporting period.

     (b) Changes in internal controls. During the fourth quarter of 2004, certain policies, procedures and controls were implemented in TIAA-CREF’s information technology areas. These changes involved improved documentation, communication, training, and compliance monitoring over IT general controls and are intended to enhance IT processes, including those that support preparation of the financial statements. Efforts to ensure compliance with these policies are currently underway.

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLEGE RETIREMENT EQUITIES FUND

Date: March 8, 2005	By:	/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.
President and Chief Executive Officer (principal executive officer)

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 8, 2005	By:	/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.
President and Chief Executive Officer (principal executive officer)

Date: March 8, 2005	By:	/s/ Elizabeth A. Monrad

Elizabeth A. Monrad
Executive Vice President
(principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)